UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3785

Fidelity Advisor Series I
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2004

Item 1. Reports to Stockholders

Fidelity® Advisor

Dividend Growth

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	7	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	8	An example of shareholder expenses.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	19	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	28	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	36
Trustees and Officers	37
Distributions	47
Proxy Voting Results	48

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2004	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	2.04%	0.45%	1.60%
Class T (incl. 3.50% sales charge)	4.34%	0.73%	1.80%
Class B (incl. contingent deferred sales charge)B	2.41%	0.51%	1.71%
Class C (incl. contingent deferred sales charge)C	6.50%	0.92%	1.90%

A From December 28, 1998.

B Class B shares' contingent deferred sales charges included in the past one year, past 5 year, and life of fund total return figures are 5%, 2%, and 1%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past 5 year, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Dividend Growth Fund - Class T on December 28, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Charles Mangum, Portfolio Manager of Fidelity® Advisor Dividend Growth Fund

Despite surging oil prices, a struggling job market and four interest rate hikes in a five-month span, U.S. equity markets posted solid results for the 12-month period ending November 30, 2004, and were closing in on a second straight year in the black. There was great disparity in the market during the past year. For instance, value stocks trounced their growth counterparts during the period. To illustrate, the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, small- and mid-cap stocks vastly outperformed larger-cap stocks. Energy was the best-performing sector of the market, propelled by a spike in oil prices. Conversely, technology stocks dipped lower in response to a slowdown in corporate capital spending. For the 12-month period overall, the Standard & Poor's 500SM Index returned 12.86% - slightly above its historical average. Elsewhere, the Dow Jones Industrial AverageSM rose 8.85% and the tech-heavy NASDAQ Composite® Index advanced 7.50%.

Fidelity Advisor Dividend Growth Fund's Class A, Class T, Class B and Class C shares were up 8.27%, 8.13%, 7.41% and 7.50%, respectively, during the year ending November 30, 2004, trailing the S&P 500® and the 9.52% return of the LipperSM Growth Funds Average. Unfavorable security selection in and having a higher exposure than the index to poor-performing health care stocks were the principal reasons for the fund's underperformance relative to the S&P 500. Specifically, owning larger positions than the index in two stocks with negative returns - drug distributor Cardinal Health and drug manufacturing firm Pfizer - caused the biggest setbacks in the sector. Other disappointments included radio broadcasting company Clear Channel Communications, which suffered from a weaker-than-expected increase in radio advertising spending, and Fannie Mae, a government-sponsored provider of financing to home mortgage lenders that was hurt by a federal probe into its accounting methods. Turning to the positive side of the ledger, the fund owned several strong-performing oil drilling equipment companies, including Transocean and Diamond Offshore Drilling. Investments in industrial conglomerate Tyco International and home improvement retailer Home Depot also worked out well, as did being underweighted relative to the index in poor-performing semiconductor stocks.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class A
Actual	$ 1,000.00	$ 1,015.00	$ 5.84
HypotheticalA	$ 1,000.00	$ 1,019.13	$ 5.87
Class T
Actual	$ 1,000.00	$ 1,014.20	$ 6.70
HypotheticalA	$ 1,000.00	$ 1,018.27	$ 6.73
Class B
Actual	$ 1,000.00	$ 1,010.00	$ 9.85
HypotheticalA	$ 1,000.00	$ 1,015.08	$ 9.92
Class C
Actual	$ 1,000.00	$ 1,010.80	$ 9.50
HypotheticalA	$ 1,000.00	$ 1,015.43	$ 9.57
Institutional Class
Actual	$ 1,000.00	$ 1,015.70	$ 4.18
HypotheticalA	$ 1,000.00	$ 1,020.80	$ 4.20

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.16%
Class T	1.33%
Class B	1.96%
Class C	1.89%
Institutional Class	.83%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
American International Group, Inc.	5.3	6.1
Home Depot, Inc.	5.1	4.3
Microsoft Corp.	4.8	4.9
Cardinal Health, Inc.	4.8	6.7
Pfizer, Inc.	4.2	4.6
Fannie Mae	4.2	4.5
SBC Communications, Inc.	4.0	3.3
Wyeth	3.9	2.9
Clear Channel Communications, Inc.	3.7	4.3
General Electric Co.	3.5	3.8
	43.5
Top Five Market Sectors as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.7	26.2
Health Care	16.4	19.7
Information Technology	14.5	11.8
Consumer Discretionary	10.8	10.8
Industrials	7.8	7.0
Asset Allocation (% of fund's net assets)
As of November 30, 2004 *		As of May 31, 2004 **
	Stocks and Equity Futures 95.2%		Stocks 96.1%
	Convertible Securities 0.6%		Convertible Securities 0.7%
	Short-Term Investments and Net Other Assets 4.2%		Short-Term Investments and Net Other Assets 3.2%
* Foreign investments	2.0%	** Foreign investments	2.3%

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Common Stocks - 94.6%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 10.7%
Hotels, Restaurants & Leisure - 0.4%
McDonald's Corp.	629,600	$ 19,354
Media - 4.9%
Clear Channel Communications, Inc.	5,596,300	188,483
Lamar Advertising Co. Class A (a)	301,800	11,903
McGraw-Hill Companies, Inc.	32,600	2,860
News Corp. Class A	1,641,800	29,043
Time Warner, Inc. (a)	903,486	16,001
		248,290
Specialty Retail - 5.4%
Home Depot, Inc.	6,149,595	256,746
Ross Stores, Inc.	103,800	2,792
Staples, Inc.	175,500	5,600
TJX Companies, Inc.	377,000	8,875
		274,013
TOTAL CONSUMER DISCRETIONARY		541,657
CONSUMER STAPLES - 7.5%
Beverages - 0.4%
PepsiCo, Inc.	451,035	22,511
Food & Staples Retailing - 4.2%
CVS Corp.	2,462,600	111,728
Safeway, Inc. (a)	2,220,900	42,819
Wal-Mart Stores, Inc.	1,123,400	58,484
		213,031
Household Products - 0.4%
Colgate-Palmolive Co.	74,600	3,431
Kimberly-Clark Corp.	66,300	4,217
Procter & Gamble Co.	273,300	14,616
		22,264
Personal Products - 1.1%
Alberto-Culver Co.	1,092,200	50,569
Estee Lauder Companies, Inc. Class A	72,400	3,160
		53,729
Tobacco - 1.4%
Altria Group, Inc.	1,217,020	69,966
TOTAL CONSUMER STAPLES		381,501
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - 4.1%
Energy Equipment & Services - 2.9%
Diamond Offshore Drilling, Inc. (d)	1,109,300	$ 41,554
ENSCO International, Inc.	786,890	24,638
GlobalSantaFe Corp.	1,123,247	35,270
Nabors Industries Ltd. (a)	113,400	5,897
Transocean, Inc. (a)	1,052,700	42,392
		149,751
Oil & Gas - 1.2%
ChevronTexaco Corp.	603,400	32,946
ConocoPhillips	221,400	20,145
Exxon Mobil Corp.	146,100	7,488
		60,579
TOTAL ENERGY		210,330
FINANCIALS - 25.7%
Capital Markets - 3.6%
Charles Schwab Corp.	94,900	1,023
Goldman Sachs Group, Inc.	215,500	22,576
Lehman Brothers Holdings, Inc.	161,600	13,539
Merrill Lynch & Co., Inc.	866,400	48,267
Morgan Stanley (d)	1,740,400	88,325
Nuveen Investments, Inc. Class A	163,400	5,833
		179,563
Commercial Banks - 4.2%
Bank of America Corp. (d)	2,890,940	133,764
North Fork Bancorp, Inc., New York	229,309	6,604
Synovus Financial Corp.	321,400	8,678
Wachovia Corp.	1,021,171	52,846
Wells Fargo & Co.	151,700	9,371
		211,263
Consumer Finance - 0.5%
MBNA Corp.	935,300	24,842
Diversified Financial Services - 3.4%
Citigroup, Inc.	2,370,786	106,093
J.P. Morgan Chase & Co.	1,811,636	68,208
		174,301
Insurance - 8.7%
ACE Ltd.	410,500	16,592
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
AFLAC, Inc.	98,000	$ 3,687
AMBAC Financial Group, Inc. (d)	332,000	27,002
American International Group, Inc.	4,239,292	268,556
Hartford Financial Services Group, Inc.	970,400	62,106
MBIA, Inc.	325,700	19,529
MetLife, Inc.	750,200	29,258
PartnerRe Ltd.	90,300	5,528
Prudential Financial, Inc.	204,800	10,025
		442,283
Thrifts & Mortgage Finance - 5.3%
Fannie Mae	3,079,280	211,547
MGIC Investment Corp.	443,530	30,160
New York Community Bancorp, Inc.	738,500	14,608
Sovereign Bancorp, Inc.	61,200	1,337
Washington Mutual, Inc.	316,600	12,889
		270,541
TOTAL FINANCIALS		1,302,793
HEALTH CARE - 16.4%
Health Care Equipment & Supplies - 0.4%
Baxter International, Inc.	488,500	15,461
Medtronic, Inc.	137,000	6,583
Thermo Electron Corp. (a)	8,400	254
		22,298
Health Care Providers & Services - 5.0%
Cardinal Health, Inc.	4,604,105	240,703
Henry Schein, Inc. (a)	85,400	5,566
Service Corp. International (SCI) (a)	296,296	2,092
UnitedHealth Group, Inc.	60,500	5,012
		253,373
Pharmaceuticals - 11.0%
Barr Pharmaceuticals, Inc. (a)	71,800	2,804
Johnson & Johnson	1,516,800	91,493
Merck & Co., Inc.	813,600	22,797
Pfizer, Inc.	7,664,500	212,843
Recordati Spa	79,300	1,792
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Schering-Plough Corp.	1,349,560	$ 24,090
Wyeth	4,998,900	199,306
		555,125
TOTAL HEALTH CARE		830,796
INDUSTRIALS - 7.4%
Aerospace & Defense - 1.0%
Lockheed Martin Corp.	300,100	18,258
Northrop Grumman Corp.	227,600	12,821
United Technologies Corp.	199,700	19,487
		50,566
Air Freight & Logistics - 0.0%
Ryder System, Inc.	56,400	3,025
Commercial Services & Supplies - 0.5%
Aramark Corp. Class B	137,900	3,607
ChoicePoint, Inc. (a)	306,533	13,441
NCO Group, Inc. (a)	341,700	8,580
		25,628
Industrial Conglomerates - 5.0%
General Electric Co.	4,991,220	176,490
Tyco International Ltd.	2,259,500	76,755
		253,245
Machinery - 0.7%
Ingersoll-Rand Co. Ltd. Class A	451,700	33,616
Road & Rail - 0.2%
CSX Corp.	156,400	5,964
Union Pacific Corp.	77,600	4,923
		10,887
TOTAL INDUSTRIALS		376,967
INFORMATION TECHNOLOGY - 14.5%
Communications Equipment - 2.9%
Cisco Systems, Inc. (a)	4,799,700	89,802
Comverse Technology, Inc. (a)	652,500	13,879
Motorola, Inc.	2,091,780	40,288
		143,969
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 2.3%
Dell, Inc. (a)	1,820,600	$ 73,771
Diebold, Inc.	158,000	8,406
Hewlett-Packard Co.	1,600,600	32,012
Sun Microsystems, Inc. (a)	758,200	4,208
		118,397
Electronic Equipment & Instruments - 0.6%
Flextronics International Ltd. (a)	534,600	7,672
Jabil Circuit, Inc. (a)	259,500	6,503
Sanmina-SCI Corp. (a)	567,300	5,009
Solectron Corp. (a)	2,110,100	13,188
		32,372
IT Services - 0.9%
Affiliated Computer Services, Inc. Class A (a)	340,100	20,127
First Data Corp.	631,500	25,948
		46,075
Semiconductors & Semiconductor Equipment - 2.5%
Analog Devices, Inc.	82,500	3,048
Applied Materials, Inc. (a)	864,700	14,389
Intel Corp.	3,312,460	74,033
KLA-Tencor Corp. (a)	223,900	10,089
Lam Research Corp. (a)	296,900	7,722
Linear Technology Corp.	45,199	1,725
Novellus Systems, Inc. (a)	190,200	5,124
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	555,693	4,429
United Microelectronics Corp. sponsored ADR (d)	1,123,309	3,932
Xilinx, Inc.	30,700	958
		125,449
Software - 5.3%
BEA Systems, Inc. (a)	1,311,548	10,597
Microsoft Corp.	9,071,723	243,213
VERITAS Software Corp. (a)	658,800	14,428
		268,238
TOTAL INFORMATION TECHNOLOGY		734,500
MATERIALS - 0.4%
Chemicals - 0.1%
Praxair, Inc.	83,400	3,745
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Metals & Mining - 0.2%
Alcan, Inc.	238,000	$ 12,131
Paper & Forest Products - 0.1%
Bowater, Inc.	55,400	2,244
International Paper Co.	45,900	1,906
		4,150
TOTAL MATERIALS		20,026
TELECOMMUNICATION SERVICES - 6.8%
Diversified Telecommunication Services - 6.4%
BellSouth Corp.	1,405,200	37,687
Qwest Communications International, Inc. (a)	7,574,100	30,296
SBC Communications, Inc.	8,108,700	204,096
Verizon Communications, Inc.	1,286,650	53,049
		325,128
Wireless Telecommunication Services - 0.4%
Nextel Communications, Inc. Class A (a)	728,700	20,739
TOTAL TELECOMMUNICATION SERVICES		345,867
UTILITIES - 1.1%
Electric Utilities - 1.0%
Entergy Corp.	173,400	11,240
FirstEnergy Corp.	539,600	22,787
PG&E Corp. (a)	544,300	18,103
		52,130
Multi-Utilities & Unregulated Power - 0.1%
Public Service Enterprise Group, Inc.	61,100	2,688
TOTAL UTILITIES		54,818
TOTAL COMMON STOCKS (Cost $4,563,202)		4,799,255
Convertible Preferred Stocks - 0.1%
	Shares	Value (Note 1) (000s)
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
International Paper Capital Trust 2.625%	106,600	$ 5,339
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $5,421)		5,339
Corporate Bonds - 0.5%
	Principal Amount (000s)
Convertible Bonds - 0.5%
CONSUMER DISCRETIONARY - 0.1%
Specialty Retail - 0.1%
Gap, Inc. 5.75% 3/15/09 (e)	$ 2,423	3,336
INDUSTRIALS - 0.4%
Industrial Conglomerates - 0.4%
Tyco International Group SA yankee 3.125% 1/15/23	11,630	18,891
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
CIENA Corp. 3.75% 2/1/08	2,130	1,826
TOTAL CONVERTIBLE BONDS		24,053
Nonconvertible Bonds - 0.0%
UTILITIES - 0.0%
Multi-Utilities & Unregulated Power - 0.0%
AES Corp.:
9.375% 9/15/10	461	533
9.5% 6/1/09	153	174
		707
TOTAL CORPORATE BONDS (Cost $17,861)		24,760
U.S. Treasury Obligations - 0.2%

U.S. Treasury Bills, yield at date of purchase 1.67% to 1.7% 12/30/04 to 1/13/05 (f) (Cost $8,186)	8,200	8,185
Money Market Funds - 5.4%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.98% (b)(c) (Cost $275,883)	275,883,299	$ 275,883
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $4,870,553)		5,113,422
NET OTHER ASSETS - (0.8)%		(41,583)
NET ASSETS - 100%		$ 5,071,839
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
103 S&P 500 Index Contracts	Dec. 2004	$ 30,233	$ 725

The face value of futures purchased as a percentage of net assets - 0.6%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,336,000 or 0.1% of net assets.

(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $5,190,000.
Income Tax Information
At November 30, 2004, the fund had a capital loss carryforward of approximately $111,538,000 of which $596,000 and $110,942,000 will expire on November 30, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2004

Assets
Investment in securities, at value (including securities loaned of $64,577) (cost $4,870,553) - See accompanying schedule		$ 5,113,422
Cash		211
Receivable for investments sold		30,703
Receivable for fund shares sold		3,159
Dividends receivable		34,434
Interest receivable		633
Prepaid expenses		21
Other receivables		186
Total assets		5,182,769

Liabilities
Payable for investments purchased	$ 28,612
Payable for fund shares redeemed	9,998
Accrued management fee	2,429
Distribution fees payable	2,106
Payable for daily variation on futures contracts	49
Other affiliated payables	1,046
Other payables and accrued expenses	317
Collateral on securities loaned, at value	66,373
Total liabilities		110,930

Net Assets		$ 5,071,839
Net Assets consist of:
Paid in capital		$ 4,931,398
Undistributed net investment income		40,182
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(143,329)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		243,588
Net Assets		$ 5,071,839

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($469,050 ÷ 40,829 shares)	$ 11.49

Maximum offering price per share (100/94.25 of $11.49)	$ 12.19
Class T: Net Asset Value and redemption price per share ($2,673,451 ÷ 234,149 shares)	$ 11.42

Maximum offering price per share (100/96.50 of $11.42)	$ 11.83
Class B: Net Asset Value and offering price per share ($558,998 ÷ 50,082 shares) A	$ 11.16

Class C: Net Asset Value and offering price per share ($507,684 ÷ 45,396 shares) A	$ 11.18

Institutional Class: Net Asset Value, offering price and redemption price per share ($862,656 ÷ 74,280 shares)	$ 11.61

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2004

Investment Income
Dividends		$ 76,050
Special Dividends		27,215
Interest		3,900
Security lending		182
Total income		107,347

Expenses
Management fee	$ 27,250
Transfer agent fees	11,014
Distribution fees	24,229
Accounting and security lending fees	1,111
Non-interested trustees' compensation	25
Custodian fees and expenses	91
Registration fees	250
Audit	57
Legal	12
Miscellaneous	590
Total expenses before reductions	64,629
Expense reductions	(545)	64,084
Net investment income (loss)		43,263
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	23,555
Foreign currency transactions	(3)
Futures contracts	2,148
Total net realized gain (loss)		25,700
Change in net unrealized appreciation (depreciation) on: Investment securities	265,041
Assets and liabilities in foreign currencies	(6)
Futures contracts	725
Total change in net unrealized appreciation (depreciation)		265,760
Net gain (loss)		291,460
Net increase (decrease) in net assets resulting from operations		$ 334,723

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2004	Year ended November 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 43,263	$ 12,153
Net realized gain (loss)	25,700	52,006
Change in net unrealized appreciation (depreciation)	265,760	199,396
Net increase (decrease) in net assets resulting from operations	334,723	263,555
Distributions to shareholders from net investment income	(15,213)	(12,345)
Share transactions - net increase (decrease)	715,368	841,914
Total increase (decrease) in net assets	1,034,878	1,093,124

Net Assets
Beginning of period	4,036,961	2,943,837
End of period (including undistributed net investment income of $40,182 and undistributed net investment income of $12,293, respectively)	$ 5,071,839	$ 4,036,961

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.67	$ 9.97	$ 11.58	$ 11.87	$ 10.74
Income from Investment Operations
Net investment income (loss) C	.13 D	.06	.07 F	.06	.02
Net realized and unrealized gain (loss)	.75	.70	(1.65) F	(.35)	1.11
Total from investment operations	.88	.76	(1.58)	(.29)	1.13
Distributions from net investment income	(.06)	(.06)	(.03)	-	-
Net asset value, end of period	$ 11.49	$ 10.67	$ 9.97	$ 11.58	$ 11.87
Total Return A, B	8.27%	7.70%	(13.68)%	(2.44)%	10.52%
Ratios to Average Net Assets E
Expenses before expense reductions	1.15%	1.14%	1.16%	1.13%	1.16%
Expenses net of voluntary waivers, if any	1.15%	1.14%	1.16%	1.13%	1.16%
Expenses net of all reductions	1.14%	1.11%	1.11%	1.10%	1.13%
Net investment income (loss)	1.13%	.61%	.73% F	.50%	.15%
Supplemental Data
Net assets, end of period (in millions)	$ 469	$ 331	$ 220	$ 121	$ 48
Portfolio turnover rate	32%	41%	65%	97%	107%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.60	$ 9.91	$ 11.51	$ 11.83	$ 10.72
Income from Investment Operations
Net investment income (loss) C	.11 D	.04	.05 F	.03	(.01)
Net realized and unrealized gain (loss)	.75	.69	(1.64) F	(.35)	1.12
Total from investment operations	.86	.73	(1.59)	(.32)	1.11
Distributions from net investment income	(.04)	(.04)	(.01)	-	-
Net asset value, end of period	$ 11.42	$ 10.60	$ 9.91	$ 11.51	$ 11.83
Total Return A, B	8.13%	7.42%	(13.83)%	(2.70)%	10.35%
Ratios to Average Net Assets E
Expenses before expense reductions	1.33%	1.35%	1.36%	1.34%	1.38%
Expenses net of voluntary waivers, if any	1.33%	1.35%	1.36%	1.34%	1.38%
Expenses net of all reductions	1.32%	1.32%	1.32%	1.31%	1.35%
Net investment income (loss)	.95%	.40%	.53% F	.29%	(.07)%
Supplemental Data
Net assets, end of period (in millions)	$ 2,673	$ 2,091	$ 1,467	$ 1,255	$ 323
Portfolio turnover rate	32%	41%	65%	97%	107%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.39	$ 9.72	$ 11.35	$ 11.71	$ 10.67
Income from Investment Operations
Net investment income (loss) C	.04 D	(.02)	- F, G	(.03)	(.06)
Net realized and unrealized gain (loss)	.73	.69	(1.63) F	(.33)	1.10
Total from investment operations	.77	.67	(1.63)	(.36)	1.04
Net asset value, end of period	$ 11.16	$ 10.39	$ 9.72	$ 11.35	$ 11.71
Total Return A, B	7.41%	6.89%	(14.36)%	(3.07)%	9.75%
Ratios to Average Net Assets E
Expenses before expense reductions	1.95%	1.92%	1.91%	1.88%	1.89%
Expenses net of voluntary waivers, if any	1.95%	1.92%	1.91%	1.88%	1.89%
Expenses net of all reductions	1.94%	1.90%	1.87%	1.85%	1.86%
Net investment income (loss)	.33%	(.17)%	(.02)%F	(.25)%	(.58)%
Supplemental Data
Net assets, end of period (in millions)	$ 559	$ 538	$ 430	$ 427	$ 274
Portfolio turnover rate	32%	41%	65%	97%	107%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.40	$ 9.73	$ 11.35	$ 11.72	$ 10.68
Income from Investment Operations
Net investment income (loss) C	.04 D	(.01)	- F, G	(.02)	(.06)
Net realized and unrealized gain (loss)	.74	.68	(1.62) F	(.35)	1.10
Total from investment operations	.78	.67	(1.62)	(.37)	1.04
Net asset value, end of period	$ 11.18	$ 10.40	$ 9.73	$ 11.35	$ 11.72
Total Return A, B	7.50%	6.89%	(14.27)%	(3.16)%	9.74%
Ratios to Average Net Assets E
Expenses before expense reductions	1.88%	1.87%	1.87%	1.84%	1.86%
Expenses net of voluntary waivers, if any	1.88%	1.87%	1.87%	1.84%	1.86%
Expenses net of all reductions	1.87%	1.84%	1.82%	1.81%	1.83%
Net investment income (loss)	.40%	(.12)%	.02% F	(.21)%	(.55)%
Supplemental Data
Net assets, end of period (in millions)	$ 508	$ 460	$ 336	$ 290	$ 162
Portfolio turnover rate	32%	41%	65%	97%	107%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.78	$ 10.07	$ 11.70	$ 11.95	$ 10.77
Income from Investment Operations
Net investment income (loss)B	.17 C	.10	.11 E	.10	.06
Net realized and unrealized gain (loss)	.75	.71	(1.67) E	(.35)	1.12
Total from investment operations	.92	.81	(1.56)	(.25)	1.18
Distributions from net investment income	(.09)	(.10)	(.07)	-	-
Net asset value, end of period	$ 11.61	$ 10.78	$ 10.07	$ 11.70	$ 11.95
Total Return A	8.57%	8.18%	(13.42)%	(2.09)%	10.96%
Ratios to Average Net Assets D
Expenses before expense reductions	.82%	.77%	.78%	.78%	.81%
Expenses net of voluntary waivers, if any	.82%	.77%	.78%	.78%	.81%
Expenses net of all reductions	.81%	.74%	.73%	.76%	.78%
Net investment income (loss)	1.46%	.98%	1.11% E	.85%	.50%
Supplemental Data
Net assets, end of period (in millions)	$ 863	$ 617	$ 490	$ 195	$ 49
Portfolio turnover rate	32%	41%	65%	97%	107%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.06 per share.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Dividend Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 537,671
Unrealized depreciation	(325,856)
Net unrealized appreciation (depreciation)	211,815
Undistributed ordinary income	40,163
Capital loss carryforward	(111,538)

Cost for federal income tax purposes	$ 4,901,607

The tax character of distributions paid was as follows:

	November 30, 2004	November 30, 2003
Ordinary Income	$ 15,213	$ 12,345

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,175,201 and $1,436,563, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class'

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 1,049	$ 3
Class T	.25%	.25%	12,274	117
Class B	.75%	.25%	5,768	4,327
Class C	.75%	.25%	5,138	1,313
			$ 24,229	$ 5,760

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 556
Class T	185
Class B*	1,286
Class C*	86
$ 2,113

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,176.28
Class T	5,076.21
Class B	1,881.33
Class C	1,345.26
Institutional Class	1,536.20
	$ 11,014

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $3,484 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $81 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $545 for the period.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2004	2003
From net investment income
Class A	$ 1,908	$ 1,347
Class T	8,039	6,019
Institutional Class	5,266	4,979
Total	$ 15,213	$ 12,345

9. Other Information.

At the end of the period, one otherwise unaffiliated shareholder was the owner of record of 23% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2004	2003	2004	2003
Class A
Shares sold	17,947	15,185	$ 202,527	$ 151,524
Reinvestment of distributions	155	130	1,718	1,228
Shares redeemed	(8,278)	(6,428)	(93,217)	(63,400)
Net increase (decrease)	9,824	8,887	$ 111,028	$ 89,352
Class T
Shares sold	75,737	74,688	$ 847,484	$ 734,946
Reinvestment of distributions	710	619	7,810	5,820
Shares redeemed	(39,517)	(26,173)	(442,783)	(255,469)
Net increase (decrease)	36,930	49,134	$ 412,511	$ 485,297
Class B
Shares sold	8,596	15,722	$ 95,058	$ 153,002
Shares redeemed	(10,322)	(8,181)	(113,065)	(77,249)
Net increase (decrease)	(1,726)	7,541	$ (18,007)	$ 75,753
Class C
Shares sold	11,121	17,182	$ 123,001	$ 168,214
Shares redeemed	(9,945)	(7,520)	(108,983)	(71,751)
Net increase (decrease)	1,176	9,662	$ 14,018	$ 96,463
Institutional Class
Shares sold	42,206	29,639	$ 479,761	$ 297,996
Reinvestment of distributions	196	172	2,183	1,639
Shares redeemed	(25,394)	(21,157)	(286,126)	(204,586)
Net increase (decrease)	17,008	8,654	$ 195,818	$ 95,049

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Dividend Growth Fund (a fund of Fidelity Advisor Series I) at November 30, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Dividend Growth Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 11, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Dividend Growth (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously,
Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

John B. McDowell (46)

Year of Election or Appointment: 2002

Vice President of Advisor Dividend Growth. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Charles Mangum (40)

Year of Election or Appointment: 1998

Vice President of Advisor Dividend Growth. Mr. Mangum is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mangum managed a variety of Fidelity funds.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor Dividend Growth. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Dividend Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Dividend Growth. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Dividend Growth. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Dividend Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Dividend Growth. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Dividend Growth. Ms. Monasterio
also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments,
Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Dividend Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Dividend Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Dividend Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Dividend Growth. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Dividend Growth. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

Class A and Class T designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A and Class T designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 17, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	16,294,841,572.46	67.846
Against	4,036,653,996.81	16.807
Abstain	993,877,882.58	4.139
Broker Non-Votes	2,691,734,610.28	11.208
TOTAL	24,017,108,062.13	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	22,840,552,929.63	95.101
Withheld	1,176,555,132.50	4.899
TOTAL	24,017,108,062.13	100.000
Ralph F. Cox
Affirmative	22,814,730,343.25	94.994
Withheld	1,202,377,718.88	5.006
TOTAL	24,017,108,062.13	100.000
Laura B. Cronin
Affirmative	22,827,669,460.37	95.048
Withheld	1,189,438,601.76	4.952
TOTAL	24,017,108,062.13	100.000
Robert M. Gates
Affirmative	22,832,759,061.32	95.069
Withheld	1,184,349,000.81	4.931
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
George H. Heilmeier
Affirmative	22,837,906,059.00	95.090
Withheld	1,179,202,003.13	4.910
TOTAL	24,017,108,062.13	100.000
Abigail P. Johnson
Affirmative	22,819,456,149.99	95.013
Withheld	1,197,651,912.14	4.987
TOTAL	24,017,108,062.13	100.000
Edward C. Johnson 3d
Affirmative	22,810,259,696.01	94.975
Withheld	1,206,848,366.12	5.025
TOTAL	24,017,108,062.13	100.000
Donald J. Kirk
Affirmative	22,822,861,358.25	95.028
Withheld	1,194,246,703.88	4.972
TOTAL	24,017,108,062.13	100.000
Marie L. Knowles
Affirmative	22,840,012,715.43	95.099
Withheld	1,177,095,346.70	4.901
TOTAL	24,017,108,062.13	100.000
Ned C. Lautenbach
Affirmative	22,844,948,054.36	95.119
Withheld	1,172,160,007.77	4.881
TOTAL	24,017,108,062.13	100.000
Marvin L. Mann
Affirmative	22,823,351,253.51	95.030
Withheld	1,193,756,808.62	4.970
TOTAL	24,017,108,062.13	100.000
William O. McCoy
Affirmative	22,824,777,791.95	95.035
Withheld	1,192,330,270.18	4.965
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	22,847,253,473.29	95.129
Withheld	1,169,854,588.84	4.871
TOTAL	24,017,108,062.13	100.000
William S. Stavropoulos
Affirmative	22,836,942,275.18	95.086
Withheld	1,180,165,786.95	4.914
TOTAL	24,017,108,062.13	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

ADGF-UANN-0105
1.786675.101

Fidelity® Advisor

Dividend Growth

Fund - Institutional Class

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	18	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	27	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	35
Trustees and Officers	36
Distributions	46
Proxy Voting Results	47

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2004	Past 1 year	Past 5 years	Life of fundA
Institutional Class	8.57%	2.01%	2.97%

A From December 28, 1998.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity ® Advisor Dividend Growth Fund - Institutional Class on December 28, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Charles Mangum, Portfolio Manager of Fidelity® Advisor Dividend Growth Fund

Despite surging oil prices, a struggling job market and four interest rate hikes in a five-month span, U.S. equity markets posted solid results for the 12-month period ending November 30, 2004, and were closing in on a second straight year in the black. There was great disparity in the market during the past year. For instance, value stocks trounced their growth counterparts during the period. To illustrate, the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, small- and mid-cap stocks vastly outperformed larger-cap stocks. Energy was the best-performing sector of the market, propelled by a spike in oil prices. Conversely, technology stocks dipped lower in response to a slowdown in corporate capital spending. For the 12-month period overall, the Standard & Poor's 500SM Index returned 12.86% - slightly above its historical average. Elsewhere, the Dow Jones Industrial AverageSM rose 8.85% and the tech-heavy NASDAQ Composite® Index advanced 7.50%.

Fidelity Advisor Dividend Growth Fund's Institutional Class shares were up 8.57% during the one-year period ending November 30, 2004, trailing the S&P 500® and the 9.52% return of the LipperSM Growth Funds Average. Unfavorable security selection in and having a higher exposure than the index to poor-performing health care stocks were the principal reasons for the fund's underperformance relative to the S&P 500. Specifically, owning larger positions than the index in two stocks with negative returns - drug distributor Cardinal Health and drug manufacturing firm Pfizer - caused the biggest setbacks in the sector. Other disappointments included radio broadcasting company Clear Channel Communications, which suffered from a weaker-than-expected increase in radio advertising spending, and Fannie Mae, a government-sponsored provider of financing to home mortgage lenders that was hurt by a federal probe into its accounting methods. Turning to the positive side of the ledger, the fund owned several strong-performing oil drilling equipment companies, including Transocean and Diamond Offshore Drilling. Investments in industrial conglomerate Tyco International and home improvement retailer Home Depot also worked out well, as did being underweighted relative to the index in poor-performing semiconductor stocks.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class A
Actual	$ 1,000.00	$ 1,015.00	$ 5.84
HypotheticalA	$ 1,000.00	$ 1,019.13	$ 5.87
Class T
Actual	$ 1,000.00	$ 1,014.20	$ 6.70
HypotheticalA	$ 1,000.00	$ 1,018.27	$ 6.73
Class B
Actual	$ 1,000.00	$ 1,010.00	$ 9.85
HypotheticalA	$ 1,000.00	$ 1,015.08	$ 9.92
Class C
Actual	$ 1,000.00	$ 1,010.80	$ 9.50
HypotheticalA	$ 1,000.00	$ 1,015.43	$ 9.57
Institutional Class
Actual	$ 1,000.00	$ 1,015.70	$ 4.18
HypotheticalA	$ 1,000.00	$ 1,020.80	$ 4.20

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.16%
Class T	1.33%
Class B	1.96%
Class C	1.89%
Institutional Class	.83%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
American International Group, Inc.	5.3	6.1
Home Depot, Inc.	5.1	4.3
Microsoft Corp.	4.8	4.9
Cardinal Health, Inc.	4.8	6.7
Pfizer, Inc.	4.2	4.6
Fannie Mae	4.2	4.5
SBC Communications, Inc.	4.0	3.3
Wyeth	3.9	2.9
Clear Channel Communications, Inc.	3.7	4.3
General Electric Co.	3.5	3.8
	43.5
Top Five Market Sectors as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.7	26.2
Health Care	16.4	19.7
Information Technology	14.5	11.8
Consumer Discretionary	10.8	10.8
Industrials	7.8	7.0
Asset Allocation (% of fund's net assets)
As of November 30, 2004 *		As of May 31, 2004 **
	Stocks and Equity Futures 95.2%		Stocks 96.1%
	Convertible Securities 0.6%		Convertible Securities 0.7%
	Short-Term Investments and Net Other Assets 4.2%		Short-Term Investments and Net Other Assets 3.2%
* Foreign investments	2.0%	** Foreign investments	2.3%

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Common Stocks - 94.6%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 10.7%
Hotels, Restaurants & Leisure - 0.4%
McDonald's Corp.	629,600	$ 19,354
Media - 4.9%
Clear Channel Communications, Inc.	5,596,300	188,483
Lamar Advertising Co. Class A (a)	301,800	11,903
McGraw-Hill Companies, Inc.	32,600	2,860
News Corp. Class A	1,641,800	29,043
Time Warner, Inc. (a)	903,486	16,001
		248,290
Specialty Retail - 5.4%
Home Depot, Inc.	6,149,595	256,746
Ross Stores, Inc.	103,800	2,792
Staples, Inc.	175,500	5,600
TJX Companies, Inc.	377,000	8,875
		274,013
TOTAL CONSUMER DISCRETIONARY		541,657
CONSUMER STAPLES - 7.5%
Beverages - 0.4%
PepsiCo, Inc.	451,035	22,511
Food & Staples Retailing - 4.2%
CVS Corp.	2,462,600	111,728
Safeway, Inc. (a)	2,220,900	42,819
Wal-Mart Stores, Inc.	1,123,400	58,484
		213,031
Household Products - 0.4%
Colgate-Palmolive Co.	74,600	3,431
Kimberly-Clark Corp.	66,300	4,217
Procter & Gamble Co.	273,300	14,616
		22,264
Personal Products - 1.1%
Alberto-Culver Co.	1,092,200	50,569
Estee Lauder Companies, Inc. Class A	72,400	3,160
		53,729
Tobacco - 1.4%
Altria Group, Inc.	1,217,020	69,966
TOTAL CONSUMER STAPLES		381,501
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - 4.1%
Energy Equipment & Services - 2.9%
Diamond Offshore Drilling, Inc. (d)	1,109,300	$ 41,554
ENSCO International, Inc.	786,890	24,638
GlobalSantaFe Corp.	1,123,247	35,270
Nabors Industries Ltd. (a)	113,400	5,897
Transocean, Inc. (a)	1,052,700	42,392
		149,751
Oil & Gas - 1.2%
ChevronTexaco Corp.	603,400	32,946
ConocoPhillips	221,400	20,145
Exxon Mobil Corp.	146,100	7,488
		60,579
TOTAL ENERGY		210,330
FINANCIALS - 25.7%
Capital Markets - 3.6%
Charles Schwab Corp.	94,900	1,023
Goldman Sachs Group, Inc.	215,500	22,576
Lehman Brothers Holdings, Inc.	161,600	13,539
Merrill Lynch & Co., Inc.	866,400	48,267
Morgan Stanley (d)	1,740,400	88,325
Nuveen Investments, Inc. Class A	163,400	5,833
		179,563
Commercial Banks - 4.2%
Bank of America Corp. (d)	2,890,940	133,764
North Fork Bancorp, Inc., New York	229,309	6,604
Synovus Financial Corp.	321,400	8,678
Wachovia Corp.	1,021,171	52,846
Wells Fargo & Co.	151,700	9,371
		211,263
Consumer Finance - 0.5%
MBNA Corp.	935,300	24,842
Diversified Financial Services - 3.4%
Citigroup, Inc.	2,370,786	106,093
J.P. Morgan Chase & Co.	1,811,636	68,208
		174,301
Insurance - 8.7%
ACE Ltd.	410,500	16,592
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
AFLAC, Inc.	98,000	$ 3,687
AMBAC Financial Group, Inc. (d)	332,000	27,002
American International Group, Inc.	4,239,292	268,556
Hartford Financial Services Group, Inc.	970,400	62,106
MBIA, Inc.	325,700	19,529
MetLife, Inc.	750,200	29,258
PartnerRe Ltd.	90,300	5,528
Prudential Financial, Inc.	204,800	10,025
		442,283
Thrifts & Mortgage Finance - 5.3%
Fannie Mae	3,079,280	211,547
MGIC Investment Corp.	443,530	30,160
New York Community Bancorp, Inc.	738,500	14,608
Sovereign Bancorp, Inc.	61,200	1,337
Washington Mutual, Inc.	316,600	12,889
		270,541
TOTAL FINANCIALS		1,302,793
HEALTH CARE - 16.4%
Health Care Equipment & Supplies - 0.4%
Baxter International, Inc.	488,500	15,461
Medtronic, Inc.	137,000	6,583
Thermo Electron Corp. (a)	8,400	254
		22,298
Health Care Providers & Services - 5.0%
Cardinal Health, Inc.	4,604,105	240,703
Henry Schein, Inc. (a)	85,400	5,566
Service Corp. International (SCI) (a)	296,296	2,092
UnitedHealth Group, Inc.	60,500	5,012
		253,373
Pharmaceuticals - 11.0%
Barr Pharmaceuticals, Inc. (a)	71,800	2,804
Johnson & Johnson	1,516,800	91,493
Merck & Co., Inc.	813,600	22,797
Pfizer, Inc.	7,664,500	212,843
Recordati Spa	79,300	1,792
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Schering-Plough Corp.	1,349,560	$ 24,090
Wyeth	4,998,900	199,306
		555,125
TOTAL HEALTH CARE		830,796
INDUSTRIALS - 7.4%
Aerospace & Defense - 1.0%
Lockheed Martin Corp.	300,100	18,258
Northrop Grumman Corp.	227,600	12,821
United Technologies Corp.	199,700	19,487
		50,566
Air Freight & Logistics - 0.0%
Ryder System, Inc.	56,400	3,025
Commercial Services & Supplies - 0.5%
Aramark Corp. Class B	137,900	3,607
ChoicePoint, Inc. (a)	306,533	13,441
NCO Group, Inc. (a)	341,700	8,580
		25,628
Industrial Conglomerates - 5.0%
General Electric Co.	4,991,220	176,490
Tyco International Ltd.	2,259,500	76,755
		253,245
Machinery - 0.7%
Ingersoll-Rand Co. Ltd. Class A	451,700	33,616
Road & Rail - 0.2%
CSX Corp.	156,400	5,964
Union Pacific Corp.	77,600	4,923
		10,887
TOTAL INDUSTRIALS		376,967
INFORMATION TECHNOLOGY - 14.5%
Communications Equipment - 2.9%
Cisco Systems, Inc. (a)	4,799,700	89,802
Comverse Technology, Inc. (a)	652,500	13,879
Motorola, Inc.	2,091,780	40,288
		143,969
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 2.3%
Dell, Inc. (a)	1,820,600	$ 73,771
Diebold, Inc.	158,000	8,406
Hewlett-Packard Co.	1,600,600	32,012
Sun Microsystems, Inc. (a)	758,200	4,208
		118,397
Electronic Equipment & Instruments - 0.6%
Flextronics International Ltd. (a)	534,600	7,672
Jabil Circuit, Inc. (a)	259,500	6,503
Sanmina-SCI Corp. (a)	567,300	5,009
Solectron Corp. (a)	2,110,100	13,188
		32,372
IT Services - 0.9%
Affiliated Computer Services, Inc. Class A (a)	340,100	20,127
First Data Corp.	631,500	25,948
		46,075
Semiconductors & Semiconductor Equipment - 2.5%
Analog Devices, Inc.	82,500	3,048
Applied Materials, Inc. (a)	864,700	14,389
Intel Corp.	3,312,460	74,033
KLA-Tencor Corp. (a)	223,900	10,089
Lam Research Corp. (a)	296,900	7,722
Linear Technology Corp.	45,199	1,725
Novellus Systems, Inc. (a)	190,200	5,124
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	555,693	4,429
United Microelectronics Corp. sponsored ADR (d)	1,123,309	3,932
Xilinx, Inc.	30,700	958
		125,449
Software - 5.3%
BEA Systems, Inc. (a)	1,311,548	10,597
Microsoft Corp.	9,071,723	243,213
VERITAS Software Corp. (a)	658,800	14,428
		268,238
TOTAL INFORMATION TECHNOLOGY		734,500
MATERIALS - 0.4%
Chemicals - 0.1%
Praxair, Inc.	83,400	3,745
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Metals & Mining - 0.2%
Alcan, Inc.	238,000	$ 12,131
Paper & Forest Products - 0.1%
Bowater, Inc.	55,400	2,244
International Paper Co.	45,900	1,906
		4,150
TOTAL MATERIALS		20,026
TELECOMMUNICATION SERVICES - 6.8%
Diversified Telecommunication Services - 6.4%
BellSouth Corp.	1,405,200	37,687
Qwest Communications International, Inc. (a)	7,574,100	30,296
SBC Communications, Inc.	8,108,700	204,096
Verizon Communications, Inc.	1,286,650	53,049
		325,128
Wireless Telecommunication Services - 0.4%
Nextel Communications, Inc. Class A (a)	728,700	20,739
TOTAL TELECOMMUNICATION SERVICES		345,867
UTILITIES - 1.1%
Electric Utilities - 1.0%
Entergy Corp.	173,400	11,240
FirstEnergy Corp.	539,600	22,787
PG&E Corp. (a)	544,300	18,103
		52,130
Multi-Utilities & Unregulated Power - 0.1%
Public Service Enterprise Group, Inc.	61,100	2,688
TOTAL UTILITIES		54,818
TOTAL COMMON STOCKS (Cost $4,563,202)		4,799,255
Convertible Preferred Stocks - 0.1%
	Shares	Value (Note 1) (000s)
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
International Paper Capital Trust 2.625%	106,600	$ 5,339
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $5,421)		5,339
Corporate Bonds - 0.5%
	Principal Amount (000s)
Convertible Bonds - 0.5%
CONSUMER DISCRETIONARY - 0.1%
Specialty Retail - 0.1%
Gap, Inc. 5.75% 3/15/09 (e)	$ 2,423	3,336
INDUSTRIALS - 0.4%
Industrial Conglomerates - 0.4%
Tyco International Group SA yankee 3.125% 1/15/23	11,630	18,891
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
CIENA Corp. 3.75% 2/1/08	2,130	1,826
TOTAL CONVERTIBLE BONDS		24,053
Nonconvertible Bonds - 0.0%
UTILITIES - 0.0%
Multi-Utilities & Unregulated Power - 0.0%
AES Corp.:
9.375% 9/15/10	461	533
9.5% 6/1/09	153	174
		707
TOTAL CORPORATE BONDS (Cost $17,861)		24,760
U.S. Treasury Obligations - 0.2%

U.S. Treasury Bills, yield at date of purchase 1.67% to 1.7% 12/30/04 to 1/13/05 (f) (Cost $8,186)	8,200	8,185
Money Market Funds - 5.4%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.98% (b)(c) (Cost $275,883)	275,883,299	$ 275,883
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $4,870,553)		5,113,422
NET OTHER ASSETS - (0.8)%		(41,583)
NET ASSETS - 100%		$ 5,071,839
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
103 S&P 500 Index Contracts	Dec. 2004	$ 30,233	$ 725

The face value of futures purchased as a percentage of net assets - 0.6%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,336,000 or 0.1% of net assets.

(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $5,190,000.
Income Tax Information
At November 30, 2004, the fund had a capital loss carryforward of approximately $111,538,000 of which $596,000 and $110,942,000 will expire on November 30, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2004

Assets
Investment in securities, at value (including securities loaned of $64,577) (cost $4,870,553) - See accompanying schedule		$ 5,113,422
Cash		211
Receivable for investments sold		30,703
Receivable for fund shares sold		3,159
Dividends receivable		34,434
Interest receivable		633
Prepaid expenses		21
Other receivables		186
Total assets		5,182,769

Liabilities
Payable for investments purchased	$ 28,612
Payable for fund shares redeemed	9,998
Accrued management fee	2,429
Distribution fees payable	2,106
Payable for daily variation on futures contracts	49
Other affiliated payables	1,046
Other payables and accrued expenses	317
Collateral on securities loaned, at value	66,373
Total liabilities		110,930

Net Assets		$ 5,071,839
Net Assets consist of:
Paid in capital		$ 4,931,398
Undistributed net investment income		40,182
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(143,329)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		243,588
Net Assets		$ 5,071,839

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($469,050 ÷ 40,829 shares)	$ 11.49

Maximum offering price per share (100/94.25 of $11.49)	$ 12.19
Class T: Net Asset Value and redemption price per share ($2,673,451 ÷ 234,149 shares)	$ 11.42

Maximum offering price per share (100/96.50 of $11.42)	$ 11.83
Class B: Net Asset Value and offering price per share ($558,998 ÷ 50,082 shares) A	$ 11.16

Class C: Net Asset Value and offering price per share ($507,684 ÷ 45,396 shares) A	$ 11.18

Institutional Class: Net Asset Value, offering price and redemption price per share ($862,656 ÷ 74,280 shares)	$ 11.61

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2004

Investment Income
Dividends		$ 76,050
Special Dividends		27,215
Interest		3,900
Security lending		182
Total income		107,347

Expenses
Management fee	$ 27,250
Transfer agent fees	11,014
Distribution fees	24,229
Accounting and security lending fees	1,111
Non-interested trustees' compensation	25
Custodian fees and expenses	91
Registration fees	250
Audit	57
Legal	12
Miscellaneous	590
Total expenses before reductions	64,629
Expense reductions	(545)	64,084
Net investment income (loss)		43,263
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	23,555
Foreign currency transactions	(3)
Futures contracts	2,148
Total net realized gain (loss)		25,700
Change in net unrealized appreciation (depreciation) on: Investment securities	265,041
Assets and liabilities in foreign currencies	(6)
Futures contracts	725
Total change in net unrealized appreciation (depreciation)		265,760
Net gain (loss)		291,460
Net increase (decrease) in net assets resulting from operations		$ 334,723

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2004	Year ended November 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 43,263	$ 12,153
Net realized gain (loss)	25,700	52,006
Change in net unrealized appreciation (depreciation)	265,760	199,396
Net increase (decrease) in net assets resulting from operations	334,723	263,555
Distributions to shareholders from net investment income	(15,213)	(12,345)
Share transactions - net increase (decrease)	715,368	841,914
Total increase (decrease) in net assets	1,034,878	1,093,124

Net Assets
Beginning of period	4,036,961	2,943,837
End of period (including undistributed net investment income of $40,182 and undistributed net investment income of $12,293, respectively)	$ 5,071,839	$ 4,036,961

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.67	$ 9.97	$ 11.58	$ 11.87	$ 10.74
Income from Investment Operations
Net investment income (loss) C	.13 D	.06	.07 F	.06	.02
Net realized and unrealized gain (loss)	.75	.70	(1.65) F	(.35)	1.11
Total from investment operations	.88	.76	(1.58)	(.29)	1.13
Distributions from net investment income	(.06)	(.06)	(.03)	-	-
Net asset value, end of period	$ 11.49	$ 10.67	$ 9.97	$ 11.58	$ 11.87
Total Return A, B	8.27%	7.70%	(13.68)%	(2.44)%	10.52%
Ratios to Average Net Assets E
Expenses before expense reductions	1.15%	1.14%	1.16%	1.13%	1.16%
Expenses net of voluntary waivers, if any	1.15%	1.14%	1.16%	1.13%	1.16%
Expenses net of all reductions	1.14%	1.11%	1.11%	1.10%	1.13%
Net investment income (loss)	1.13%	.61%	.73% F	.50%	.15%
Supplemental Data
Net assets, end of period (in millions)	$ 469	$ 331	$ 220	$ 121	$ 48
Portfolio turnover rate	32%	41%	65%	97%	107%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.60	$ 9.91	$ 11.51	$ 11.83	$ 10.72
Income from Investment Operations
Net investment income (loss) C	.11 D	.04	.05 F	.03	(.01)
Net realized and unrealized gain (loss)	.75	.69	(1.64) F	(.35)	1.12
Total from investment operations	.86	.73	(1.59)	(.32)	1.11
Distributions from net investment income	(.04)	(.04)	(.01)	-	-
Net asset value, end of period	$ 11.42	$ 10.60	$ 9.91	$ 11.51	$ 11.83
Total Return A, B	8.13%	7.42%	(13.83)%	(2.70)%	10.35%
Ratios to Average Net Assets E
Expenses before expense reductions	1.33%	1.35%	1.36%	1.34%	1.38%
Expenses net of voluntary waivers, if any	1.33%	1.35%	1.36%	1.34%	1.38%
Expenses net of all reductions	1.32%	1.32%	1.32%	1.31%	1.35%
Net investment income (loss)	.95%	.40%	.53% F	.29%	(.07)%
Supplemental Data
Net assets, end of period (in millions)	$ 2,673	$ 2,091	$ 1,467	$ 1,255	$ 323
Portfolio turnover rate	32%	41%	65%	97%	107%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.39	$ 9.72	$ 11.35	$ 11.71	$ 10.67
Income from Investment Operations
Net investment income (loss) C	.04 D	(.02)	- F, G	(.03)	(.06)
Net realized and unrealized gain (loss)	.73	.69	(1.63) F	(.33)	1.10
Total from investment operations	.77	.67	(1.63)	(.36)	1.04
Net asset value, end of period	$ 11.16	$ 10.39	$ 9.72	$ 11.35	$ 11.71
Total Return A, B	7.41%	6.89%	(14.36)%	(3.07)%	9.75%
Ratios to Average Net Assets E
Expenses before expense reductions	1.95%	1.92%	1.91%	1.88%	1.89%
Expenses net of voluntary waivers, if any	1.95%	1.92%	1.91%	1.88%	1.89%
Expenses net of all reductions	1.94%	1.90%	1.87%	1.85%	1.86%
Net investment income (loss)	.33%	(.17)%	(.02)%F	(.25)%	(.58)%
Supplemental Data
Net assets, end of period (in millions)	$ 559	$ 538	$ 430	$ 427	$ 274
Portfolio turnover rate	32%	41%	65%	97%	107%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.40	$ 9.73	$ 11.35	$ 11.72	$ 10.68
Income from Investment Operations
Net investment income (loss) C	.04 D	(.01)	- F, G	(.02)	(.06)
Net realized and unrealized gain (loss)	.74	.68	(1.62) F	(.35)	1.10
Total from investment operations	.78	.67	(1.62)	(.37)	1.04
Net asset value, end of period	$ 11.18	$ 10.40	$ 9.73	$ 11.35	$ 11.72
Total Return A, B	7.50%	6.89%	(14.27)%	(3.16)%	9.74%
Ratios to Average Net Assets E
Expenses before expense reductions	1.88%	1.87%	1.87%	1.84%	1.86%
Expenses net of voluntary waivers, if any	1.88%	1.87%	1.87%	1.84%	1.86%
Expenses net of all reductions	1.87%	1.84%	1.82%	1.81%	1.83%
Net investment income (loss)	.40%	(.12)%	.02% F	(.21)%	(.55)%
Supplemental Data
Net assets, end of period (in millions)	$ 508	$ 460	$ 336	$ 290	$ 162
Portfolio turnover rate	32%	41%	65%	97%	107%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 10.78	$ 10.07	$ 11.70	$ 11.95	$ 10.77
Income from Investment Operations
Net investment income (loss)B	.17 C	.10	.11 E	.10	.06
Net realized and unrealized gain (loss)	.75	.71	(1.67) E	(.35)	1.12
Total from investment operations	.92	.81	(1.56)	(.25)	1.18
Distributions from net investment income	(.09)	(.10)	(.07)	-	-
Net asset value, end of period	$ 11.61	$ 10.78	$ 10.07	$ 11.70	$ 11.95
Total Return A	8.57%	8.18%	(13.42)%	(2.09)%	10.96%
Ratios to Average Net Assets D
Expenses before expense reductions	.82%	.77%	.78%	.78%	.81%
Expenses net of voluntary waivers, if any	.82%	.77%	.78%	.78%	.81%
Expenses net of all reductions	.81%	.74%	.73%	.76%	.78%
Net investment income (loss)	1.46%	.98%	1.11% E	.85%	.50%
Supplemental Data
Net assets, end of period (in millions)	$ 863	$ 617	$ 490	$ 195	$ 49
Portfolio turnover rate	32%	41%	65%	97%	107%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.06 per share.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Dividend Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 537,671
Unrealized depreciation	(325,856)
Net unrealized appreciation (depreciation)	211,815
Undistributed ordinary income	40,163
Capital loss carryforward	(111,538)

Cost for federal income tax purposes	$ 4,901,607

The tax character of distributions paid was as follows:

	November 30, 2004	November 30, 2003
Ordinary Income	$ 15,213	$ 12,345

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,175,201 and $1,436,563, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class'

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 1,049	$ 3
Class T	.25%	.25%	12,274	117
Class B	.75%	.25%	5,768	4,327
Class C	.75%	.25%	5,138	1,313
			$ 24,229	$ 5,760

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 556
Class T	185
Class B*	1,286
Class C*	86
$ 2,113

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,176.28
Class T	5,076.21
Class B	1,881.33
Class C	1,345.26
Institutional Class	1,536.20
	$ 11,014

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $3,484 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $81 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $545 for the period.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2004	2003
From net investment income
Class A	$ 1,908	$ 1,347
Class T	8,039	6,019
Institutional Class	5,266	4,979
Total	$ 15,213	$ 12,345

9. Other Information.

At the end of the period, one otherwise unaffiliated shareholder was the owner of record of 23% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2004	2003	2004	2003
Class A
Shares sold	17,947	15,185	$ 202,527	$ 151,524
Reinvestment of distributions	155	130	1,718	1,228
Shares redeemed	(8,278)	(6,428)	(93,217)	(63,400)
Net increase (decrease)	9,824	8,887	$ 111,028	$ 89,352
Class T
Shares sold	75,737	74,688	$ 847,484	$ 734,946
Reinvestment of distributions	710	619	7,810	5,820
Shares redeemed	(39,517)	(26,173)	(442,783)	(255,469)
Net increase (decrease)	36,930	49,134	$ 412,511	$ 485,297
Class B
Shares sold	8,596	15,722	$ 95,058	$ 153,002
Shares redeemed	(10,322)	(8,181)	(113,065)	(77,249)
Net increase (decrease)	(1,726)	7,541	$ (18,007)	$ 75,753
Class C
Shares sold	11,121	17,182	$ 123,001	$ 168,214
Shares redeemed	(9,945)	(7,520)	(108,983)	(71,751)
Net increase (decrease)	1,176	9,662	$ 14,018	$ 96,463
Institutional Class
Shares sold	42,206	29,639	$ 479,761	$ 297,996
Reinvestment of distributions	196	172	2,183	1,639
Shares redeemed	(25,394)	(21,157)	(286,126)	(204,586)
Net increase (decrease)	17,008	8,654	$ 195,818	$ 95,049

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Dividend Growth Fund (a fund of Fidelity Advisor Series I) at November 30, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Dividend Growth Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 11, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Dividend Growth (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously,
Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

John B. McDowell (46)

Year of Election or Appointment: 2002

Vice President of Advisor Dividend Growth. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Charles Mangum (40)

Year of Election or Appointment: 1998

Vice President of Advisor Dividend Growth. Mr. Mangum is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Mangum managed a variety of Fidelity funds.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor Dividend Growth. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Dividend Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Dividend Growth. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Dividend Growth. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Dividend Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Dividend Growth. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Dividend Growth. Ms. Monasterio
also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments,
Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Dividend Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Dividend Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Dividend Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Dividend Growth. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Dividend Growth. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 17, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	16,294,841,572.46	67.846
Against	4,036,653,996.81	16.807
Abstain	993,877,882.58	4.139
Broker Non-Votes	2,691,734,610.28	11.208
TOTAL	24,017,108,062.13	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	22,840,552,929.63	95.101
Withheld	1,176,555,132.50	4.899
TOTAL	24,017,108,062.13	100.000
Ralph F. Cox
Affirmative	22,814,730,343.25	94.994
Withheld	1,202,377,718.88	5.006
TOTAL	24,017,108,062.13	100.000
Laura B. Cronin
Affirmative	22,827,669,460.37	95.048
Withheld	1,189,438,601.76	4.952
TOTAL	24,017,108,062.13	100.000
Robert M. Gates
Affirmative	22,832,759,061.32	95.069
Withheld	1,184,349,000.81	4.931
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
George H. Heilmeier
Affirmative	22,837,906,059.00	95.090
Withheld	1,179,202,003.13	4.910
TOTAL	24,017,108,062.13	100.000
Abigail P. Johnson
Affirmative	22,819,456,149.99	95.013
Withheld	1,197,651,912.14	4.987
TOTAL	24,017,108,062.13	100.000
Edward C. Johnson 3d
Affirmative	22,810,259,696.01	94.975
Withheld	1,206,848,366.12	5.025
TOTAL	24,017,108,062.13	100.000
Donald J. Kirk
Affirmative	22,822,861,358.25	95.028
Withheld	1,194,246,703.88	4.972
TOTAL	24,017,108,062.13	100.000
Marie L. Knowles
Affirmative	22,840,012,715.43	95.099
Withheld	1,177,095,346.70	4.901
TOTAL	24,017,108,062.13	100.000
Ned C. Lautenbach
Affirmative	22,844,948,054.36	95.119
Withheld	1,172,160,007.77	4.881
TOTAL	24,017,108,062.13	100.000
Marvin L. Mann
Affirmative	22,823,351,253.51	95.030
Withheld	1,193,756,808.62	4.970
TOTAL	24,017,108,062.13	100.000
William O. McCoy
Affirmative	22,824,777,791.95	95.035
Withheld	1,192,330,270.18	4.965
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	22,847,253,473.29	95.129
Withheld	1,169,854,588.84	4.871
TOTAL	24,017,108,062.13	100.000
William S. Stavropoulos
Affirmative	22,836,942,275.18	95.086
Withheld	1,180,165,786.95	4.914
TOTAL	24,017,108,062.13	100.000
* Denotes trust-wide proposals and voting results.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

ADGFI-UANN-0105
1.786676.101

Fidelity® Advisor

Equity Value

Fund - Institutional Class

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	18	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	27	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	35
Trustees and Officers	36
Distributions	46
Proxy Voting Results	47

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) website at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2004	Past 1 year	Life of fundA
Institutional Class	13.89%	5.15%

A From May 9, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Value Fund - Institutional Class on May 9, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Steve DuFour, Portfolio Manager of Fidelity® Advisor Equity Value Fund

Despite surging oil prices, a struggling job market and four interest rate hikes in a five-month span, U.S. equity markets posted solid results for the 12-month period ending November 30, 2004, and were closing in on a second straight year in the black. There was great disparity in the market during the past year. For instance, value stocks trounced their growth counterparts during the period. To illustrate, the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, small- and mid-cap stocks vastly outperformed larger-cap stocks. Energy was the best-performing sector of the market, propelled by a spike in oil prices. Conversely, technology stocks dipped lower in response to a slowdown in corporate capital spending. For the 12-month period overall, the Standard & Poor's 500SM Index returned 12.86% - slightly above its historical average. Elsewhere, the Dow Jones Industrial AverageSM rose 8.87% and the tech-heavy NASDAQ Composite® Index advanced 7.50%.

Fidelity Advisor Equity Value Fund's Institutional Class shares were up 13.89% during the one-year period ending November 30, 2004. This return trailed the 20.00% advance of the Russell 3000® Value Index, but outperformed the 9.52% return for the LipperSM Growth Funds Average. The fund's emphasis on large-capitalization stocks caused some of its underperformance relative to the Russell index. Mid- and small-caps, which made up a greater percentage of the index than the fund, generally outperformed larger-cap issues during the period. Underweighting the banking, utilities and real estate industries - three of the better-performing groups in the index - also hurt the fund's relative results. Among the fund's biggest individual detractors were brokerage firms Charles Schwab and Morgan Stanley, as well as Internet company IAC/InterActiveCorp, all three of which declined. On the positive side of the ledger, good stock selection in and having a higher average exposure to the strong-performing energy sector boosted the fund's return relative to its index. Natural gas producer Burlington Resources was among the fund's top-performing holdings in this sector. Other positions that made strong contributions to the fund's performance were railroad operator Norfolk Southern and Eastman Chemical, a provider of raw materials for industrial uses.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class A
Actual	$ 1,000.00	$ 1,099.40	$ 7.45**
HypotheticalA	$ 1,000.00	$ 1,017.81	$ 7.19**
Class T
Actual	$ 1,000.00	$ 1,098.00	$ 8.97**
HypotheticalA	$ 1,000.00	$ 1,016.34	$ 8.66**
Class B
Actual	$ 1,000.00	$ 1,094.10	$ 11.78**
HypotheticalA	$ 1,000.00	$ 1,013.61	$ 11.39**
Class C
Actual	$ 1,000.00	$ 1,095.20	$ 11.58**
HypotheticalA	$ 1,000.00	$ 1,013.81	$ 11.19**
Institutional Class
Actual	$ 1,000.00	$ 1,100.50	$ 5.46**
HypotheticalA	$ 1,000.00	$ 1,019.74	$ 5.27**

A 5% return per year before expenses

*Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.42%**
Class T	1.71%**
Class B	2.25%**
Class C	2.21%**
Institutional Class	1.04%**

Annual Report

** If fees effective January 1, 2005 and changes to voluntary expense limitations effective February 1, 2005 had been in effect during the period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Class A	1.25%
Actual		$ 6.56
HypotheticalA		$ 6.33
Class T	1.50%
Actual		$ 7.87
HypotheticalA		$ 7.59
Class B	2.00%
Actual		$ 10.47
HypotheticalA		$ 10.13
Class C	2.00%
Actual		$ 10.48
HypotheticalA		$ 10.13
Institutional Class	1.00%
Actual		$ 5.25
HypotheticalA		$ 5.06

A 5% return per year before expenses

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	5.0	4.9
General Electric Co.	4.4	1.3
Verizon Communications, Inc.	3.9	4.2
Bank of America Corp.	3.4	2.5
Sprint Corp.	3.3	1.0
Eastman Chemical Co.	3.2	2.4
American International Group, Inc.	3.2	3.9
News Corp. Class B	2.8	2.2
Wachovia Corp.	2.7	1.3
Wells Fargo & Co.	2.6	2.3
	34.5
Top Five Market Sectors as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.5	27.6
Industrials	13.0	12.4
Information Technology	11.2	6.9
Energy	9.9	12.4
Consumer Discretionary	9.1	11.1
Asset Allocation (% of fund's net assets)
As of November 30, 2004*		As of May 31, 2004**
	Stocks 98.8%		Stocks 97.0%
	Convertible Securities 0.4%		Convertible Securities 0.3%
	Short-Term Investments and Net Other Assets 0.8%		Short-Term Investments and Net Other Assets 2.7%
* Foreign investments	1.5%	** Foreign investments	4.2%

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 9.1%
Auto Components - 0.4%
Modine Manufacturing Co.	11,400	$ 366,510
Internet & Catalog Retail - 0.1%
IAC/InterActiveCorp (a)	3,350	82,712
Media - 7.3%
Clear Channel Communications, Inc.	5,900	198,712
News Corp. Class B (d)	151,960	2,748,956
Omnicom Group, Inc.	12,670	1,026,270
Tribune Co.	22,480	974,958
Walt Disney Co.	13,500	362,880
Washington Post Co. Class B	100	93,800
XM Satellite Radio Holdings, Inc. Class A (a)	45,790	1,690,109
		7,095,685
Multiline Retail - 0.5%
JCPenney Co., Inc.	3,690	142,434
The May Department Stores Co.	12,700	357,124
		499,558
Specialty Retail - 0.8%
Home Depot, Inc.	19,000	793,250
TOTAL CONSUMER DISCRETIONARY		8,837,715
CONSUMER STAPLES - 5.8%
Beverages - 0.1%
The Coca-Cola Co.	1,250	49,138
Food & Staples Retailing - 2.4%
Safeway, Inc. (a)	20,370	392,734
Wal-Mart Stores, Inc.	37,850	1,970,471
		2,363,205
Food Products - 0.9%
Campbell Soup Co.	2,900	82,737
Hormel Foods Corp.	6,320	193,455
McCormick & Co., Inc. (non-vtg.)	14,830	540,554
		816,746
Tobacco - 2.4%
Altria Group, Inc.	39,630	2,278,329
Loews Corp. - Carolina Group	2,800	82,320
		2,360,649
TOTAL CONSUMER STAPLES		5,589,738
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - 9.9%
Energy Equipment & Services - 2.3%
Halliburton Co.	52,300	$ 2,162,605
Oil & Gas - 7.6%
Ashland, Inc.	17,910	1,059,377
Burlington Resources, Inc.	24,990	1,159,786
Exxon Mobil Corp.	94,690	4,852,854
Williams Companies, Inc.	19,000	316,730
		7,388,747
TOTAL ENERGY		9,551,352
FINANCIALS - 28.5%
Capital Markets - 4.4%
Charles Schwab Corp.	9,840	106,075
Goldman Sachs Group, Inc.	5,200	544,752
Lehman Brothers Holdings, Inc.	5,200	435,656
Merrill Lynch & Co., Inc.	18,100	1,008,351
Morgan Stanley	11,540	585,655
State Street Corp.	36,110	1,609,062
		4,289,551
Commercial Banks - 9.3%
Bank of America Corp.	72,280	3,344,396
M&T Bank Corp.	3,800	400,558
North Fork Bancorp, Inc., New York	7,050	203,040
Wachovia Corp.	49,749	2,574,511
Wells Fargo & Co.	40,380	2,494,273
		9,016,778
Consumer Finance - 2.1%
American Express Co.	8,600	479,106
SLM Corp.	29,650	1,517,191
		1,996,297
Diversified Financial Services - 2.4%
Citigroup, Inc.	29,860	1,336,235
J.P. Morgan Chase & Co.	26,681	1,004,540
		2,340,775
Insurance - 4.5%
ACE Ltd.	2,900	117,218
American International Group, Inc.	48,190	3,052,837
Hartford Financial Services Group, Inc.	6,700	428,800
Marsh & McLennan Companies, Inc.	1,900	54,321
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - continued
St. Paul Travelers Companies, Inc.	6,700	$ 244,416
Willis Group Holdings Ltd.	11,300	427,705
		4,325,297
Real Estate - 4.0%
AvalonBay Communities, Inc.	2,900	206,190
Capital Automotive (SBI)	6,740	227,205
CenterPoint Properties Trust (SBI)	2,900	135,865
Equity Lifestyle Properties, Inc.	35,100	1,274,130
Equity Office Properties Trust	15,200	417,240
General Growth Properties, Inc.	47,937	1,644,718
		3,905,348
Thrifts & Mortgage Finance - 1.8%
Fannie Mae	18,920	1,299,804
Washington Mutual, Inc.	10,300	419,313
		1,719,117
TOTAL FINANCIALS		27,593,163
HEALTH CARE - 5.3%
Health Care Equipment & Supplies - 0.2%
Medtronic, Inc.	2,940	141,267
Health Care Providers & Services - 2.7%
Aetna, Inc.	3,800	450,338
Cardinal Health, Inc.	5,700	297,996
McKesson Corp.	12,400	366,420
UnitedHealth Group, Inc.	18,270	1,513,670
		2,628,424
Pharmaceuticals - 2.4%
Bristol-Myers Squibb Co.	12,200	286,700
Pfizer, Inc.	60,130	1,669,810
Wyeth	9,500	378,765
		2,335,275
TOTAL HEALTH CARE		5,104,966
INDUSTRIALS - 13.0%
Aerospace & Defense - 1.8%
Goodrich Corp.	8,120	257,810
Honeywell International, Inc.	4,290	151,566
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Aerospace & Defense - continued
Lockheed Martin Corp.	3,800	$ 231,192
Northrop Grumman Corp.	5,700	321,081
Precision Castparts Corp.	11,970	776,135
		1,737,784
Air Freight & Logistics - 0.1%
Ryder System, Inc.	2,420	129,809
United Parcel Service, Inc. Class B	20	1,683
		131,492
Commercial Services & Supplies - 0.1%
Cendant Corp.	5,700	129,219
Industrial Conglomerates - 4.4%
General Electric Co.	120,390	4,256,990
Machinery - 2.9%
Caterpillar, Inc.	4,720	432,116
Dover Corp.	32,350	1,308,558
Eaton Corp.	9,000	606,600
Navistar International Corp. (a)	11,400	469,110
		2,816,384
Marine - 0.0%
Alexander & Baldwin, Inc.	100	4,231
Road & Rail - 3.6%
Landstar System, Inc. (a)	19,060	1,343,921
Norfolk Southern Corp.	62,420	2,142,879
		3,486,800
Trading Companies & Distributors - 0.1%
UAP Holding Corp.	4,800	78,480
TOTAL INDUSTRIALS		12,641,380
INFORMATION TECHNOLOGY - 10.8%
Communications Equipment - 1.1%
Cisco Systems, Inc. (a)	20,800	389,168
Nokia Corp. sponsored ADR	33,200	536,844
QUALCOMM, Inc.	2,900	120,698
		1,046,710
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 0.4%
Dell, Inc. (a)	5,700	$ 230,964
Emulex Corp. (a)	9,500	134,330
		365,294
Electronic Equipment & Instruments - 0.9%
Agilent Technologies, Inc. (a)	16,600	379,974
Arrow Electronics, Inc. (a)	4,800	117,744
Avnet, Inc. (a)	19,600	360,640
		858,358
Semiconductors & Semiconductor Equipment - 6.3%
Analog Devices, Inc.	24,060	889,017
Applied Materials, Inc. (a)	40,480	673,587
Fairchild Semiconductor International, Inc. (a)	9,500	145,350
Intel Corp.	53,100	1,186,785
KLA-Tencor Corp. (a)	23,260	1,048,096
Lam Research Corp. (a)	22,100	574,821
LTX Corp. (a)	16,800	119,952
MKS Instruments, Inc. (a)	1,900	32,281
National Semiconductor Corp. (a)	44,800	692,608
Novellus Systems, Inc. (a)	18,100	487,614
ON Semiconductor Corp. (a)	14,300	52,195
Portalplayer, Inc.	200	5,838
Teradyne, Inc. (a)	11,600	197,896
		6,106,040
Software - 2.1%
Microsoft Corp.	78,240	2,097,614
TOTAL INFORMATION TECHNOLOGY		10,474,016
MATERIALS - 5.7%
Chemicals - 5.2%
Air Products & Chemicals, Inc.	1,980	113,355
Eastman Chemical Co.	56,520	3,073,558
FMC Corp. (a)	20,160	998,928
Lubrizol Corp.	4,800	165,840
Lyondell Chemical Co.	21,500	603,290
Nalco Holding Co.	6,200	119,226
		5,074,197
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Containers & Packaging - 0.3%
Owens-Illinois, Inc. (a)	9,500	$ 198,740
Smurfit-Stone Container Corp. (a)	4,250	76,330
		275,070
Metals & Mining - 0.2%
Alcoa, Inc.	4,520	153,590
TOTAL MATERIALS		5,502,857
TELECOMMUNICATION SERVICES - 8.1%
Diversified Telecommunication Services - 7.7%
Citizens Communications Co.	8,700	124,410
Iowa Telecommunication Services, Inc.	2,900	61,509
SBC Communications, Inc.	12,840	323,183
Sprint Corp.	138,610	3,161,694
Verizon Communications, Inc.	92,010	3,793,572
		7,464,368
Wireless Telecommunication Services - 0.4%
InPhonic, Inc.	100	2,551
Vodafone Group PLC sponsored ADR	15,200	414,504
		417,055
TOTAL TELECOMMUNICATION SERVICES		7,881,423
UTILITIES - 2.6%
Electric Utilities - 2.6%
American Electric Power Co., Inc.	1,650	56,381
DPL, Inc.	3,800	91,124
Edison International	6,600	210,540
Entergy Corp.	16,430	1,064,993
Exelon Corp.	13,290	554,326
Southern Co.	14,800	485,292
		2,462,656
Gas Utilities - 0.0%
AGL Resources, Inc.	900	29,871
TOTAL UTILITIES		2,492,527
TOTAL COMMON STOCKS (Cost $84,626,912)		95,669,137
Convertible Preferred Stocks - 0.4%
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - 0.4%
Office Electronics - 0.4%
Xerox Corp. Series C, 6.25%	2,900	$ 395,946
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $409,398)		395,946
Money Market Funds - 3.7%
Fidelity Cash Central Fund, 1.98% (b)(c) (Cost $3,526,362)	3,526,362	3,526,362
TOTAL INVESTMENT PORTFOLIO - 102.9% (Cost $88,562,672)		99,591,445
NET OTHER ASSETS - (2.9)%		(2,786,042)
NET ASSETS - 100%		$ 96,805,403
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Income Tax Information
The fund hereby designates approximately $281,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

November 30, 2004

Assets
Investment in securities, at value (including securities loaned of $1,646,190) (cost $88,562,672) - See accompanying schedule		$ 99,591,445
Receivable for investments sold		393,126
Receivable for fund shares sold		206,605
Dividends receivable		397,317
Interest receivable		5,659
Prepaid expenses		349
Other receivables		22,745
Total assets		100,617,246

Liabilities
Payable for investments purchased	$ 1,703,447
Payable for fund shares redeemed	255,575
Accrued management fee	46,030
Distribution fees payable	50,173
Other affiliated payables	33,853
Other payables and accrued expenses	39,265
Collateral on securities loaned, at value	1,683,500
Total liabilities		3,811,843

Net Assets		$ 96,805,403
Net Assets consist of:
Paid in capital		$ 83,380,303
Undistributed net investment income		308,329
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,087,998
Net unrealized appreciation (depreciation) on investments		11,028,773
Net Assets		$ 96,805,403

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($13,082,602 ÷ 1,127,295 shares)	$ 11.61

Maximum offering price per share (100/94.25 of $11.61)	$ 12.32
Class T: Net Asset Value and redemption price per share ($43,575,418 ÷ 3,777,330 shares)	$ 11.54

Maximum offering price per share (100/96.50 of $11.54)	$ 11.96
Class B: Net Asset Value and offering price per share ($21,023,567 ÷ 1,845,430 shares)A	$ 11.39

Class C: Net Asset Value and offering price per share ($15,303,062 ÷ 1,343,824 shares)A	$ 11.39

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,820,754 ÷ 325,948 shares)	$ 11.72

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Year ended November 30, 2004

Investment Income
Dividends		$ 1,506,819
Special Dividends		234,720
Interest		38,527
Security lending		8,295
Total income		1,788,361

Expenses
Management fee	$ 464,289
Transfer agent fees	341,133
Distribution fees	527,479
Accounting and security lending fees	37,391
Non-interested trustees' compensation	415
Custodian fees and expenses	26,100
Registration fees	63,686
Audit	42,975
Legal	545
Miscellaneous	18,410
Total expenses before reductions	1,522,423
Expense reductions	(48,916)	1,473,507
Net investment income (loss)		314,854
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	2,289,455
Foreign currency transactions	(407)
Total net realized gain (loss)		2,289,048
Change in net unrealized appreciation (depreciation) on investment securities		7,338,559
Net gain (loss)		9,627,607
Net increase (decrease) in net assets resulting from operations		$ 9,942,461

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2004	Year ended November 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 314,854	$ 14,328
Net realized gain (loss)	2,289,048	5,637,772
Change in net unrealized appreciation (depreciation)	7,338,559	2,109,442
Net increase (decrease) in net assets resulting from operations	9,942,461	7,761,542
Distributions to shareholders from net investment income	(107,179)	-
Distributions to shareholders from net realized gain	(987,836)	-
Total distributions	(1,095,015)	-
Share transactions - net increase (decrease)	23,038,634	15,286,962
Total increase (decrease) in net assets	31,886,080	23,048,504

Net Assets
Beginning of period	64,919,323	41,870,819
End of period (including undistributed net investment income of $308,329 and undistributed net investment income of $9,240, respectively)	$ 96,805,403	$ 64,919,323

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2004	2003	2002	2001G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.42	$ 8.88	$ 9.50	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.09F	.04	.01	.01
Net realized and unrealized gain (loss)	1.31	1.50	(.63)	(.51)
Total from investment operations	1.40	1.54	(.62)	(.50)
Distributions from net investment income	(.05)	-	-	-
Distributions from net realized gain	(.16)	-	-	-
Total distributions	(.21)	-	-	-
Net asset value, end of period	$ 11.61	$ 10.42	$ 8.88	$ 9.50
Total ReturnB,C,D	13.60%	17.34%	(6.53)%	(5.00)%
Ratios to Average Net AssetsH
Expenses before expense reductions	1.45%	1.64%	2.00%	3.83%A
Expenses net of voluntary waivers, if any	1.45%	1.53%	1.70%	1.75%A
Expenses net of all reductions	1.40%	1.44%	1.62%	1.71%A
Net investment income (loss)	.82%	.44%	.12%	.25%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,083	$ 7,536	$ 3,614	$ 1,428
Portfolio turnover rate	144%	154%	148%	107%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G For the period May 9, 2001 (commencement of operations) to November 30, 2001.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2004	2003	2002	2001G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.36	$ 8.85	$ 9.49	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.06F	.02	(.01)	-I
Net realized and unrealized gain (loss)	1.30	1.49	(.63)	(.51)
Total from investment operations	1.36	1.51	(.64)	(.51)
Distributions from net investment income	(.02)	-	-	-
Distributions from net realized gain	(.16)	-	-	-
Total distributions	(.18)	-	-	-
Net asset value, end of period	$ 11.54	$ 10.36	$ 8.85	$ 9.49
Total ReturnB,C,D	13.26%	17.06%	(6.74)%	(5.10)%
Ratios to Average Net AssetsH
Expenses before expense reductions	1.73%	1.94%	2.27%	4.06%A
Expenses net of voluntary waivers, if any	1.73%	1.78%	1.92%	2.00%A
Expenses net of all reductions	1.67%	1.68%	1.85%	1.97%A
Net investment income (loss)	.54%	.20%	(.10)%	-%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 43,575	$ 30,316	$ 18,985	$ 9,584
Portfolio turnover rate	144%	154%	148%	107%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G For the period May 9, 2001 (commencement of operations) to November 30, 2001.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2004	2003	2002	2001G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.24	$ 8.78	$ 9.46	$ 10.00
Income from Investment Operations
Net investment income (loss)E	-F,I	(.02)	(.05)	(.03)
Net realized and unrealized gain (loss)	1.28	1.48	(.63)	(.51)
Total from investment operations	1.28	1.46	(.68)	(.54)
Distributions from net realized gain	(.13)	-	-	-
Net asset value, end of period	$ 11.39	$ 10.24	$ 8.78	$ 9.46
Total ReturnB,C,D	12.58%	16.63%	(7.19)%	(5.40)%
Ratios to Average Net AssetsH
Expenses before expense reductions	2.27%	2.44%	2.78%	4.67%A
Expenses net of voluntary waivers, if any	2.25%	2.25%	2.41%	2.50%A
Expenses net of all reductions	2.19%	2.15%	2.34%	2.47%A
Net investment income (loss)	.02%	(.27)%	(.59)%	(.50)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,024	$ 14,372	$ 10,253	$ 5,103
Portfolio turnover rate	144%	154%	148%	107%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G For the period May 9, 2001 (commencement of operations) to November 30, 2001.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2004	2003	2002	2001G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.23	$ 8.77	$ 9.46	$ 10.00
Income from Investment Operations
Net investment income (loss)E	-F,I	(.02)	(.05)	(.03)
Net realized and unrealized gain (loss)	1.29	1.48	(.64)	(.51)
Total from investment operations	1.29	1.46	(.69)	(.54)
Distributions from net realized gain	(.13)	-	-	-
Net asset value, end of period	$ 11.39	$ 10.23	$ 8.77	$ 9.46
Total ReturnB,C,D	12.69%	16.65%	(7.29)%	(5.40)%
Ratios to Average Net AssetsH
Expenses before expense reductions	2.23%	2.37%	2.71%	4.55%A
Expenses net of voluntary waivers, if any	2.23%	2.25%	2.40%	2.50%A
Expenses net of all reductions	2.18%	2.15%	2.32%	2.46%A
Net investment income (loss)	.04%	(.26)%	(.58)%	(.50)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,303	$ 11,665	$ 8,616	$ 5,118
Portfolio turnover rate	144%	154%	148%	107%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G For the period May 9, 2001 (commencement of operations) to November 30, 2001.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2004	2003	2002	2001F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.50	$ 8.91	$ 9.51	$ 10.00
Income from Investment Operations
Net investment income (loss)D	.13E	.06	.04	.03
Net realized and unrealized gain (loss)	1.31	1.53	(.64)	(.52)
Total from investment operations	1.44	1.59	(.60)	(.49)
Distributions from net investment income	(.06)	-	-	-
Distributions from net realized gain	(.16)	-	-	-
Total distributions	(.22)	-	-	-
Net asset value, end of period	$ 11.72	$ 10.50	$ 8.91	$ 9.51
Total ReturnB,C	13.89%	17.85%	(6.31)%	(4.90)%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.11%	1.25%	1.62%	3.44%A
Expenses net of voluntary waivers, if any	1.11%	1.25%	1.40%	1.50%A
Expenses net of all reductions	1.05%	1.15%	1.32%	1.46%A
Net investment income (loss)	1.17%	.69%	.42%	.50%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,821	$ 1,031	$ 402	$ 309
Portfolio turnover rate	144%	154%	148%	107%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.03 per share.

F For the period May 9, 2001 (commencement of operations) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2004

1. Significant Accounting Policies.

Fidelity Advisor Equity Value Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 11,737,389
Unrealized depreciation	(814,537)
Net unrealized appreciation (depreciation)	10,922,852
Undistributed ordinary income	280,055
Undistributed long-term capital gain	1,905,153

Cost for federal income tax purposes	$ 88,668,593

The tax character of distributions paid was as follows:

	November 30, 2004	November 30, 2003
Ordinary Income	$ 1,053,923	$ -
Long-term Capital Gains	41,092	-
Total	$ 1,095,015	$ -

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $136,478,775 and $113,538,267, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 26,225	$ -
Class T	.25%	.25%	187,536	182
Class B	.75%	.25%	179,197	134,397
Class C	.75%	.25%	134,521	26,383
			$ 527,479	$ 160,962

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 28,566
Class T	12,927
Class B*	26,310
Class C*	1,469
$ 69,272

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 40,942.39
Class T	156,966.42
Class B	82,727.46
Class C	56,569.42
Institutional Class	3,929.30
	$ 341,133

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $38,115 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10,757 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class B	2.25%	$ 4,248

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $44,653 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $15.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30,	Year ended November 30,
	2004	2003
From net investment income
Class A	$ 39,989	$ -
Class T	61,210	-
Institutional Class	5,980	-
Total	$ 107,179	$ -
From net realized gain
Class A	$ 130,135	$ -
Class T	495,866	-
Class B	194,680	-
Class C	151,112	-
Institutional Class	16,043	-
Total	$ 987,836	$ -

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2004	2003	2004	2003
Class A
Shares sold	738,453	450,158	$ 8,004,643	$ 4,319,791
Reinvestment of distributions	14,010	-	150,438	-
Shares redeemed	(348,249)	(134,159)	(3,769,926)	(1,137,393)
Net increase (decrease)	404,214	315,999	$ 4,385,155	$ 3,182,398
Class T
Shares sold	1,974,367	1,622,350	$ 21,286,568	$ 15,089,239
Reinvestment of distributions	50,251	-	538,344	-
Shares redeemed	(1,173,558)	(842,345)	(12,617,991)	(7,502,227)
Net increase (decrease)	851,060	780,005	$ 9,206,921	$ 7,587,012
Class B
Shares sold	753,444	652,983	$ 8,054,526	$ 6,006,429
Reinvestment of distributions	16,217	-	173,062	-
Shares redeemed	(328,013)	(416,786)	(3,487,834)	(3,567,202)
Net increase (decrease)	441,648	236,197	$ 4,739,754	$ 2,439,227
Class C
Shares sold	504,291	587,389	$ 5,386,547	$ 5,395,531
Reinvestment of distributions	12,628	-	134,626	-
Shares redeemed	(313,096)	(429,344)	(3,351,417)	(3,857,267)
Net increase (decrease)	203,823	158,045	$ 2,169,756	$ 1,538,264
Institutional Class
Shares sold	261,623	205,402	$ 2,907,231	$ 1,788,785
Reinvestment of distributions	1,435	-	15,498	-
Shares redeemed	(35,240)	(152,421)	(385,681)	(1,248,724)
Net increase (decrease)	227,818	52,981	$ 2,537,048	$ 540,061

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Value Fund (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Value Fund as of November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 14, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee
of FMR; Chairman and a Director of Fidelity Management & Research
(Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Equity Value (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or a Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001),
Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of
the Institute of Electrical and Electronics Engineers (IEEE) (2000).
Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously,
Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously,
Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or a Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Bart A. Grenier (45)

Year of Election or Appointment: 2001

Vice President of Advisor Equity Value. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Stephen M. DuFour (38)

Year of Election or Appointment: 2001

Vice President of Advisor Equity Value. Mr. DuFour serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. DuFour managed a variety of Fidelity funds. Mr. DuFour also serves as Vice President of FMR and FMR Co., Inc (2001).

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor Equity Value. He also serves as Secretary of Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Equity Value. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Equity Value. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Name, Age; Principal Occupation
Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of of Advisor Equity Value. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Equity Value. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Equity Value. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Equity Value. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 2001 Assistant Treasurer of Advisor Equity Value. Mr. Costello also serves as Assistant Treasurer of Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Equity Value. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Equity Value. Mr. Osterheld also serves as Assistant Treasurer of Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Equity Value. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Equity Value. Mr. Simpson is Assistant Treasurer of Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Equity Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/20/04	12/17/04	$ .13	$ .17
	1/10/05	1/07/05	$ -	$ .05

Institutional Class designates 82% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% and 29% of the dividends distributed in December 2003 and January 2004, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 17, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	16,294,841,572.46	67.846
Against	4,036,653,996.81	16.807
Abstain	993,877,882.58	4.139
Broker Non-Votes	2,691,734,610.28	11.208
TOTAL	24,017,108,062.13	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	22,840,552,929.63	95.101
Withheld	1,176,555,132.50	4.899
TOTAL	24,017,108,062.13	100.000
Ralph F. Cox
Affirmative	22,814,730,343.25	94.994
Withheld	1,202,377,718.88	5.006
TOTAL	24,017,108,062.13	100.000
Laura B. Cronin
Affirmative	22,827,669,460.37	95.048
Withheld	1,189,438,601.76	4.952
TOTAL	24,017,108,062.13	100.000
Robert M. Gates
Affirmative	22,832,759,061.32	95.069
Withheld	1,184,349,000.81	4.931
TOTAL	24,017,108,062.13	100.000
George H. Heilmeier
Affirmative	22,837,906,059.00	95.090
Withheld	1,179,202,003.13	4.910
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	22,819,456,149.99	95.013
Withheld	1,197,651,912.14	4.987
TOTAL	24,017,108,062.13	100.000
Edward C. Johnson 3d
Affirmative	22,810,259,696.01	94.975
Withheld	1,206,848,366.12	5.025
TOTAL	24,017,108,062.13	100.000
Donald J. Kirk
Affirmative	22,822,861,358.25	95.028
Withheld	1,194,246,703.88	4.972
TOTAL	24,017,108,062.13	100.000
Marie L. Knowles
Affirmative	22,840,012,715.43	95.099
Withheld	1,177,095,346.70	4.901
TOTAL	24,017,108,062.13	100.000
Ned C. Lautenbach
Affirmative	22,844,948,054.36	95.119
Withheld	1,172,160,007.77	4.881
TOTAL	24,017,108,062.13	100.000
Marvin L. Mann
Affirmative	22,823,351,253.51	95.030
Withheld	1,193,756,808.62	4.970
TOTAL	24,017,108,062.13	100.000
William O. McCoy
Affirmative	22,824,777,791.95	95.035
Withheld	1,192,330,270.18	4.965
TOTAL	24,017,108,062.13	100.000
Robert L. Reynolds
Affirmative	22,847,253,473.29	95.129
Withheld	1,169,854,588.84	4.871
TOTAL	24,017,108,062.13	100.000
William S. Stavropoulos
Affirmative	22,836,942,275.18	95.086
Withheld	1,180,165,786.95	4.914
TOTAL	24,017,108,062.13	100.000
* Denotes trust-wide proposals and voting results.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AEVI-UANN-0105
1.786684.101

Fidelity® Advisor

Equity Value

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	18	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	27	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	35
Trustees and Officers	36
Distributions	46
Proxy Voting Results	47

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) website at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2004	Past 1 year	Life of fundA
Class A (incl. 5.75% sales charge)	7.07%	3.12%
Class T (incl. 3.50% sales charge)	9.29%	3.55%
Class B (incl. contingent deferred sales charge)B	7.58%	3.30%
Class C (incl. contingent deferred sales charge)C	11.69%	4.07%

A From May 9, 2001.

B Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 3%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Value Fund - Class T on May 9, 2001, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Steve DuFour, Portfolio Manager of Fidelity® Advisor Equity Value Fund

Despite surging oil prices, a struggling job market and four interest rate hikes in a five-month span, U.S. equity markets posted solid results for the 12-month period ending November 30, 2004, and were closing in on a second straight year in the black. There was great disparity in the market during the past year. For instance, value stocks trounced their growth counterparts during the period. To illustrate, the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, small- and mid-cap stocks vastly outperformed larger-cap stocks. Energy was the best-performing sector of the market, propelled by a spike in oil prices. Conversely, technology stocks dipped lower in response to a slowdown in corporate capital spending. For the 12-month period overall, the Standard & Poor's 500SM Index returned 12.86% - slightly above its historical average. Elsewhere, the Dow Jones Industrial AverageSM rose 8.87% and the tech-heavy NASDAQ Composite® Index advanced 7.50%.

Fidelity Advisor Equity Value Fund's Class A, Class T, Class B and Class C shares were up 13.60%, 13.26%, 12.58% and 12.69%, respectively, during the one-year period ending November 30, 2004. These returns trailed the 20.00% advance of the Russell 3000® Value Index, but outperformed the 9.52% return for the LipperSM Growth Funds Average. The fund's emphasis on large-capitalization stocks caused some of its underperformance relative to the Russell index. Mid- and small-caps, which made up a greater percentage of the index than the fund, generally outperformed larger-cap issues during the period. Underweighting the banking, utilities and real estate industries - three of the better-performing groups in the index - also hurt the fund's relative results. Among the fund's biggest individual detractors were brokerage firms Charles Schwab and Morgan Stanley, as well as Internet company IAC/InterActiveCorp, all three of which declined. On the positive side of the ledger, good stock selection in and having a higher average exposure to the strong-performing energy sector boosted the fund's return relative to its index. Natural gas producer Burlington Resources was among the fund's top-performing holdings in this sector. Other positions that made strong contributions to the fund's performance were railroad operator Norfolk Southern and Eastman Chemical, a provider of raw materials for industrial uses.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class A
Actual	$ 1,000.00	$ 1,099.40	$ 7.45**
HypotheticalA	$ 1,000.00	$ 1,017.81	$ 7.19**
Class T
Actual	$ 1,000.00	$ 1,098.00	$ 8.97**
HypotheticalA	$ 1,000.00	$ 1,016.34	$ 8.66**
Class B
Actual	$ 1,000.00	$ 1,094.10	$ 11.78**
HypotheticalA	$ 1,000.00	$ 1,013.61	$ 11.39**
Class C
Actual	$ 1,000.00	$ 1,095.20	$ 11.58**
HypotheticalA	$ 1,000.00	$ 1,013.81	$ 11.19**
Institutional Class
Actual	$ 1,000.00	$ 1,100.50	$ 5.46**
HypotheticalA	$ 1,000.00	$ 1,019.74	$ 5.27**

A 5% return per year before expenses

*Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.42%**
Class T	1.71%**
Class B	2.25%**
Class C	2.21%**
Institutional Class	1.04%**

Annual Report

** If fees effective January 1, 2005 and changes to voluntary expense limitations effective February 1, 2005 had been in effect during the period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Class A	1.25%
Actual		$ 6.56
HypotheticalA		$ 6.33
Class T	1.50%
Actual		$ 7.87
HypotheticalA		$ 7.59
Class B	2.00%
Actual		$ 10.47
HypotheticalA		$ 10.13
Class C	2.00%
Actual		$ 10.48
HypotheticalA		$ 10.13
Institutional Class	1.00%
Actual		$ 5.25
HypotheticalA		$ 5.06

A 5% return per year before expenses

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	5.0	4.9
General Electric Co.	4.4	1.3
Verizon Communications, Inc.	3.9	4.2
Bank of America Corp.	3.4	2.5
Sprint Corp.	3.3	1.0
Eastman Chemical Co.	3.2	2.4
American International Group, Inc.	3.2	3.9
News Corp. Class B	2.8	2.2
Wachovia Corp.	2.7	1.3
Wells Fargo & Co.	2.6	2.3
	34.5
Top Five Market Sectors as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.5	27.6
Industrials	13.0	12.4
Information Technology	11.2	6.9
Energy	9.9	12.4
Consumer Discretionary	9.1	11.1
Asset Allocation (% of fund's net assets)
As of November 30, 2004*		As of May 31, 2004**
	Stocks 98.8%		Stocks 97.0%
	Convertible Securities 0.4%		Convertible Securities 0.3%
	Short-Term Investments and Net Other Assets 0.8%		Short-Term Investments and Net Other Assets 2.7%
* Foreign investments	1.5%	** Foreign investments	4.2%

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 9.1%
Auto Components - 0.4%
Modine Manufacturing Co.	11,400	$ 366,510
Internet & Catalog Retail - 0.1%
IAC/InterActiveCorp (a)	3,350	82,712
Media - 7.3%
Clear Channel Communications, Inc.	5,900	198,712
News Corp. Class B (d)	151,960	2,748,956
Omnicom Group, Inc.	12,670	1,026,270
Tribune Co.	22,480	974,958
Walt Disney Co.	13,500	362,880
Washington Post Co. Class B	100	93,800
XM Satellite Radio Holdings, Inc. Class A (a)	45,790	1,690,109
		7,095,685
Multiline Retail - 0.5%
JCPenney Co., Inc.	3,690	142,434
The May Department Stores Co.	12,700	357,124
		499,558
Specialty Retail - 0.8%
Home Depot, Inc.	19,000	793,250
TOTAL CONSUMER DISCRETIONARY		8,837,715
CONSUMER STAPLES - 5.8%
Beverages - 0.1%
The Coca-Cola Co.	1,250	49,138
Food & Staples Retailing - 2.4%
Safeway, Inc. (a)	20,370	392,734
Wal-Mart Stores, Inc.	37,850	1,970,471
		2,363,205
Food Products - 0.9%
Campbell Soup Co.	2,900	82,737
Hormel Foods Corp.	6,320	193,455
McCormick & Co., Inc. (non-vtg.)	14,830	540,554
		816,746
Tobacco - 2.4%
Altria Group, Inc.	39,630	2,278,329
Loews Corp. - Carolina Group	2,800	82,320
		2,360,649
TOTAL CONSUMER STAPLES		5,589,738
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - 9.9%
Energy Equipment & Services - 2.3%
Halliburton Co.	52,300	$ 2,162,605
Oil & Gas - 7.6%
Ashland, Inc.	17,910	1,059,377
Burlington Resources, Inc.	24,990	1,159,786
Exxon Mobil Corp.	94,690	4,852,854
Williams Companies, Inc.	19,000	316,730
		7,388,747
TOTAL ENERGY		9,551,352
FINANCIALS - 28.5%
Capital Markets - 4.4%
Charles Schwab Corp.	9,840	106,075
Goldman Sachs Group, Inc.	5,200	544,752
Lehman Brothers Holdings, Inc.	5,200	435,656
Merrill Lynch & Co., Inc.	18,100	1,008,351
Morgan Stanley	11,540	585,655
State Street Corp.	36,110	1,609,062
		4,289,551
Commercial Banks - 9.3%
Bank of America Corp.	72,280	3,344,396
M&T Bank Corp.	3,800	400,558
North Fork Bancorp, Inc., New York	7,050	203,040
Wachovia Corp.	49,749	2,574,511
Wells Fargo & Co.	40,380	2,494,273
		9,016,778
Consumer Finance - 2.1%
American Express Co.	8,600	479,106
SLM Corp.	29,650	1,517,191
		1,996,297
Diversified Financial Services - 2.4%
Citigroup, Inc.	29,860	1,336,235
J.P. Morgan Chase & Co.	26,681	1,004,540
		2,340,775
Insurance - 4.5%
ACE Ltd.	2,900	117,218
American International Group, Inc.	48,190	3,052,837
Hartford Financial Services Group, Inc.	6,700	428,800
Marsh & McLennan Companies, Inc.	1,900	54,321
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - continued
St. Paul Travelers Companies, Inc.	6,700	$ 244,416
Willis Group Holdings Ltd.	11,300	427,705
		4,325,297
Real Estate - 4.0%
AvalonBay Communities, Inc.	2,900	206,190
Capital Automotive (SBI)	6,740	227,205
CenterPoint Properties Trust (SBI)	2,900	135,865
Equity Lifestyle Properties, Inc.	35,100	1,274,130
Equity Office Properties Trust	15,200	417,240
General Growth Properties, Inc.	47,937	1,644,718
		3,905,348
Thrifts & Mortgage Finance - 1.8%
Fannie Mae	18,920	1,299,804
Washington Mutual, Inc.	10,300	419,313
		1,719,117
TOTAL FINANCIALS		27,593,163
HEALTH CARE - 5.3%
Health Care Equipment & Supplies - 0.2%
Medtronic, Inc.	2,940	141,267
Health Care Providers & Services - 2.7%
Aetna, Inc.	3,800	450,338
Cardinal Health, Inc.	5,700	297,996
McKesson Corp.	12,400	366,420
UnitedHealth Group, Inc.	18,270	1,513,670
		2,628,424
Pharmaceuticals - 2.4%
Bristol-Myers Squibb Co.	12,200	286,700
Pfizer, Inc.	60,130	1,669,810
Wyeth	9,500	378,765
		2,335,275
TOTAL HEALTH CARE		5,104,966
INDUSTRIALS - 13.0%
Aerospace & Defense - 1.8%
Goodrich Corp.	8,120	257,810
Honeywell International, Inc.	4,290	151,566
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Aerospace & Defense - continued
Lockheed Martin Corp.	3,800	$ 231,192
Northrop Grumman Corp.	5,700	321,081
Precision Castparts Corp.	11,970	776,135
		1,737,784
Air Freight & Logistics - 0.1%
Ryder System, Inc.	2,420	129,809
United Parcel Service, Inc. Class B	20	1,683
		131,492
Commercial Services & Supplies - 0.1%
Cendant Corp.	5,700	129,219
Industrial Conglomerates - 4.4%
General Electric Co.	120,390	4,256,990
Machinery - 2.9%
Caterpillar, Inc.	4,720	432,116
Dover Corp.	32,350	1,308,558
Eaton Corp.	9,000	606,600
Navistar International Corp. (a)	11,400	469,110
		2,816,384
Marine - 0.0%
Alexander & Baldwin, Inc.	100	4,231
Road & Rail - 3.6%
Landstar System, Inc. (a)	19,060	1,343,921
Norfolk Southern Corp.	62,420	2,142,879
		3,486,800
Trading Companies & Distributors - 0.1%
UAP Holding Corp.	4,800	78,480
TOTAL INDUSTRIALS		12,641,380
INFORMATION TECHNOLOGY - 10.8%
Communications Equipment - 1.1%
Cisco Systems, Inc. (a)	20,800	389,168
Nokia Corp. sponsored ADR	33,200	536,844
QUALCOMM, Inc.	2,900	120,698
		1,046,710
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 0.4%
Dell, Inc. (a)	5,700	$ 230,964
Emulex Corp. (a)	9,500	134,330
		365,294
Electronic Equipment & Instruments - 0.9%
Agilent Technologies, Inc. (a)	16,600	379,974
Arrow Electronics, Inc. (a)	4,800	117,744
Avnet, Inc. (a)	19,600	360,640
		858,358
Semiconductors & Semiconductor Equipment - 6.3%
Analog Devices, Inc.	24,060	889,017
Applied Materials, Inc. (a)	40,480	673,587
Fairchild Semiconductor International, Inc. (a)	9,500	145,350
Intel Corp.	53,100	1,186,785
KLA-Tencor Corp. (a)	23,260	1,048,096
Lam Research Corp. (a)	22,100	574,821
LTX Corp. (a)	16,800	119,952
MKS Instruments, Inc. (a)	1,900	32,281
National Semiconductor Corp. (a)	44,800	692,608
Novellus Systems, Inc. (a)	18,100	487,614
ON Semiconductor Corp. (a)	14,300	52,195
Portalplayer, Inc.	200	5,838
Teradyne, Inc. (a)	11,600	197,896
		6,106,040
Software - 2.1%
Microsoft Corp.	78,240	2,097,614
TOTAL INFORMATION TECHNOLOGY		10,474,016
MATERIALS - 5.7%
Chemicals - 5.2%
Air Products & Chemicals, Inc.	1,980	113,355
Eastman Chemical Co.	56,520	3,073,558
FMC Corp. (a)	20,160	998,928
Lubrizol Corp.	4,800	165,840
Lyondell Chemical Co.	21,500	603,290
Nalco Holding Co.	6,200	119,226
		5,074,197
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Containers & Packaging - 0.3%
Owens-Illinois, Inc. (a)	9,500	$ 198,740
Smurfit-Stone Container Corp. (a)	4,250	76,330
		275,070
Metals & Mining - 0.2%
Alcoa, Inc.	4,520	153,590
TOTAL MATERIALS		5,502,857
TELECOMMUNICATION SERVICES - 8.1%
Diversified Telecommunication Services - 7.7%
Citizens Communications Co.	8,700	124,410
Iowa Telecommunication Services, Inc.	2,900	61,509
SBC Communications, Inc.	12,840	323,183
Sprint Corp.	138,610	3,161,694
Verizon Communications, Inc.	92,010	3,793,572
		7,464,368
Wireless Telecommunication Services - 0.4%
InPhonic, Inc.	100	2,551
Vodafone Group PLC sponsored ADR	15,200	414,504
		417,055
TOTAL TELECOMMUNICATION SERVICES		7,881,423
UTILITIES - 2.6%
Electric Utilities - 2.6%
American Electric Power Co., Inc.	1,650	56,381
DPL, Inc.	3,800	91,124
Edison International	6,600	210,540
Entergy Corp.	16,430	1,064,993
Exelon Corp.	13,290	554,326
Southern Co.	14,800	485,292
		2,462,656
Gas Utilities - 0.0%
AGL Resources, Inc.	900	29,871
TOTAL UTILITIES		2,492,527
TOTAL COMMON STOCKS (Cost $84,626,912)		95,669,137
Convertible Preferred Stocks - 0.4%
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - 0.4%
Office Electronics - 0.4%
Xerox Corp. Series C, 6.25%	2,900	$ 395,946
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $409,398)		395,946
Money Market Funds - 3.7%
Fidelity Cash Central Fund, 1.98% (b)(c) (Cost $3,526,362)	3,526,362	3,526,362
TOTAL INVESTMENT PORTFOLIO - 102.9% (Cost $88,562,672)		99,591,445
NET OTHER ASSETS - (2.9)%		(2,786,042)
NET ASSETS - 100%		$ 96,805,403
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Income Tax Information
The fund hereby designates approximately $281,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

November 30, 2004

Assets
Investment in securities, at value (including securities loaned of $1,646,190) (cost $88,562,672) - See accompanying schedule		$ 99,591,445
Receivable for investments sold		393,126
Receivable for fund shares sold		206,605
Dividends receivable		397,317
Interest receivable		5,659
Prepaid expenses		349
Other receivables		22,745
Total assets		100,617,246

Liabilities
Payable for investments purchased	$ 1,703,447
Payable for fund shares redeemed	255,575
Accrued management fee	46,030
Distribution fees payable	50,173
Other affiliated payables	33,853
Other payables and accrued expenses	39,265
Collateral on securities loaned, at value	1,683,500
Total liabilities		3,811,843

Net Assets		$ 96,805,403
Net Assets consist of:
Paid in capital		$ 83,380,303
Undistributed net investment income		308,329
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,087,998
Net unrealized appreciation (depreciation) on investments		11,028,773
Net Assets		$ 96,805,403

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($13,082,602 ÷ 1,127,295 shares)	$ 11.61

Maximum offering price per share (100/94.25 of $11.61)	$ 12.32
Class T: Net Asset Value and redemption price per share ($43,575,418 ÷ 3,777,330 shares)	$ 11.54

Maximum offering price per share (100/96.50 of $11.54)	$ 11.96
Class B: Net Asset Value and offering price per share ($21,023,567 ÷ 1,845,430 shares)A	$ 11.39

Class C: Net Asset Value and offering price per share ($15,303,062 ÷ 1,343,824 shares)A	$ 11.39

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,820,754 ÷ 325,948 shares)	$ 11.72

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Year ended November 30, 2004

Investment Income
Dividends		$ 1,506,819
Special Dividends		234,720
Interest		38,527
Security lending		8,295
Total income		1,788,361

Expenses
Management fee	$ 464,289
Transfer agent fees	341,133
Distribution fees	527,479
Accounting and security lending fees	37,391
Non-interested trustees' compensation	415
Custodian fees and expenses	26,100
Registration fees	63,686
Audit	42,975
Legal	545
Miscellaneous	18,410
Total expenses before reductions	1,522,423
Expense reductions	(48,916)	1,473,507
Net investment income (loss)		314,854
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	2,289,455
Foreign currency transactions	(407)
Total net realized gain (loss)		2,289,048
Change in net unrealized appreciation (depreciation) on investment securities		7,338,559
Net gain (loss)		9,627,607
Net increase (decrease) in net assets resulting from operations		$ 9,942,461

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2004	Year ended November 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 314,854	$ 14,328
Net realized gain (loss)	2,289,048	5,637,772
Change in net unrealized appreciation (depreciation)	7,338,559	2,109,442
Net increase (decrease) in net assets resulting from operations	9,942,461	7,761,542
Distributions to shareholders from net investment income	(107,179)	-
Distributions to shareholders from net realized gain	(987,836)	-
Total distributions	(1,095,015)	-
Share transactions - net increase (decrease)	23,038,634	15,286,962
Total increase (decrease) in net assets	31,886,080	23,048,504

Net Assets
Beginning of period	64,919,323	41,870,819
End of period (including undistributed net investment income of $308,329 and undistributed net investment income of $9,240, respectively)	$ 96,805,403	$ 64,919,323

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2004	2003	2002	2001G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.42	$ 8.88	$ 9.50	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.09F	.04	.01	.01
Net realized and unrealized gain (loss)	1.31	1.50	(.63)	(.51)
Total from investment operations	1.40	1.54	(.62)	(.50)
Distributions from net investment income	(.05)	-	-	-
Distributions from net realized gain	(.16)	-	-	-
Total distributions	(.21)	-	-	-
Net asset value, end of period	$ 11.61	$ 10.42	$ 8.88	$ 9.50
Total ReturnB,C,D	13.60%	17.34%	(6.53)%	(5.00)%
Ratios to Average Net AssetsH
Expenses before expense reductions	1.45%	1.64%	2.00%	3.83%A
Expenses net of voluntary waivers, if any	1.45%	1.53%	1.70%	1.75%A
Expenses net of all reductions	1.40%	1.44%	1.62%	1.71%A
Net investment income (loss)	.82%	.44%	.12%	.25%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,083	$ 7,536	$ 3,614	$ 1,428
Portfolio turnover rate	144%	154%	148%	107%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G For the period May 9, 2001 (commencement of operations) to November 30, 2001.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2004	2003	2002	2001G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.36	$ 8.85	$ 9.49	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.06F	.02	(.01)	-I
Net realized and unrealized gain (loss)	1.30	1.49	(.63)	(.51)
Total from investment operations	1.36	1.51	(.64)	(.51)
Distributions from net investment income	(.02)	-	-	-
Distributions from net realized gain	(.16)	-	-	-
Total distributions	(.18)	-	-	-
Net asset value, end of period	$ 11.54	$ 10.36	$ 8.85	$ 9.49
Total ReturnB,C,D	13.26%	17.06%	(6.74)%	(5.10)%
Ratios to Average Net AssetsH
Expenses before expense reductions	1.73%	1.94%	2.27%	4.06%A
Expenses net of voluntary waivers, if any	1.73%	1.78%	1.92%	2.00%A
Expenses net of all reductions	1.67%	1.68%	1.85%	1.97%A
Net investment income (loss)	.54%	.20%	(.10)%	-%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 43,575	$ 30,316	$ 18,985	$ 9,584
Portfolio turnover rate	144%	154%	148%	107%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G For the period May 9, 2001 (commencement of operations) to November 30, 2001.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2004	2003	2002	2001G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.24	$ 8.78	$ 9.46	$ 10.00
Income from Investment Operations
Net investment income (loss)E	-F,I	(.02)	(.05)	(.03)
Net realized and unrealized gain (loss)	1.28	1.48	(.63)	(.51)
Total from investment operations	1.28	1.46	(.68)	(.54)
Distributions from net realized gain	(.13)	-	-	-
Net asset value, end of period	$ 11.39	$ 10.24	$ 8.78	$ 9.46
Total ReturnB,C,D	12.58%	16.63%	(7.19)%	(5.40)%
Ratios to Average Net AssetsH
Expenses before expense reductions	2.27%	2.44%	2.78%	4.67%A
Expenses net of voluntary waivers, if any	2.25%	2.25%	2.41%	2.50%A
Expenses net of all reductions	2.19%	2.15%	2.34%	2.47%A
Net investment income (loss)	.02%	(.27)%	(.59)%	(.50)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,024	$ 14,372	$ 10,253	$ 5,103
Portfolio turnover rate	144%	154%	148%	107%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G For the period May 9, 2001 (commencement of operations) to November 30, 2001.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2004	2003	2002	2001G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.23	$ 8.77	$ 9.46	$ 10.00
Income from Investment Operations
Net investment income (loss)E	-F,I	(.02)	(.05)	(.03)
Net realized and unrealized gain (loss)	1.29	1.48	(.64)	(.51)
Total from investment operations	1.29	1.46	(.69)	(.54)
Distributions from net realized gain	(.13)	-	-	-
Net asset value, end of period	$ 11.39	$ 10.23	$ 8.77	$ 9.46
Total ReturnB,C,D	12.69%	16.65%	(7.29)%	(5.40)%
Ratios to Average Net AssetsH
Expenses before expense reductions	2.23%	2.37%	2.71%	4.55%A
Expenses net of voluntary waivers, if any	2.23%	2.25%	2.40%	2.50%A
Expenses net of all reductions	2.18%	2.15%	2.32%	2.46%A
Net investment income (loss)	.04%	(.26)%	(.58)%	(.50)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,303	$ 11,665	$ 8,616	$ 5,118
Portfolio turnover rate	144%	154%	148%	107%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G For the period May 9, 2001 (commencement of operations) to November 30, 2001.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2004	2003	2002	2001F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.50	$ 8.91	$ 9.51	$ 10.00
Income from Investment Operations
Net investment income (loss)D	.13E	.06	.04	.03
Net realized and unrealized gain (loss)	1.31	1.53	(.64)	(.52)
Total from investment operations	1.44	1.59	(.60)	(.49)
Distributions from net investment income	(.06)	-	-	-
Distributions from net realized gain	(.16)	-	-	-
Total distributions	(.22)	-	-	-
Net asset value, end of period	$ 11.72	$ 10.50	$ 8.91	$ 9.51
Total ReturnB,C	13.89%	17.85%	(6.31)%	(4.90)%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.11%	1.25%	1.62%	3.44%A
Expenses net of voluntary waivers, if any	1.11%	1.25%	1.40%	1.50%A
Expenses net of all reductions	1.05%	1.15%	1.32%	1.46%A
Net investment income (loss)	1.17%	.69%	.42%	.50%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,821	$ 1,031	$ 402	$ 309
Portfolio turnover rate	144%	154%	148%	107%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.03 per share.

F For the period May 9, 2001 (commencement of operations) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2004

1. Significant Accounting Policies.

Fidelity Advisor Equity Value Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 11,737,389
Unrealized depreciation	(814,537)
Net unrealized appreciation (depreciation)	10,922,852
Undistributed ordinary income	280,055
Undistributed long-term capital gain	1,905,153

Cost for federal income tax purposes	$ 88,668,593

The tax character of distributions paid was as follows:

	November 30, 2004	November 30, 2003
Ordinary Income	$ 1,053,923	$ -
Long-term Capital Gains	41,092	-
Total	$ 1,095,015	$ -

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $136,478,775 and $113,538,267, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 26,225	$ -
Class T	.25%	.25%	187,536	182
Class B	.75%	.25%	179,197	134,397
Class C	.75%	.25%	134,521	26,383
			$ 527,479	$ 160,962

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 28,566
Class T	12,927
Class B*	26,310
Class C*	1,469
$ 69,272

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 40,942.39
Class T	156,966.42
Class B	82,727.46
Class C	56,569.42
Institutional Class	3,929.30
	$ 341,133

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $38,115 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10,757 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class B	2.25%	$ 4,248

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $44,653 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $15.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30,	Year ended November 30,
	2004	2003
From net investment income
Class A	$ 39,989	$ -
Class T	61,210	-
Institutional Class	5,980	-
Total	$ 107,179	$ -
From net realized gain
Class A	$ 130,135	$ -
Class T	495,866	-
Class B	194,680	-
Class C	151,112	-
Institutional Class	16,043	-
Total	$ 987,836	$ -

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2004	2003	2004	2003
Class A
Shares sold	738,453	450,158	$ 8,004,643	$ 4,319,791
Reinvestment of distributions	14,010	-	150,438	-
Shares redeemed	(348,249)	(134,159)	(3,769,926)	(1,137,393)
Net increase (decrease)	404,214	315,999	$ 4,385,155	$ 3,182,398
Class T
Shares sold	1,974,367	1,622,350	$ 21,286,568	$ 15,089,239
Reinvestment of distributions	50,251	-	538,344	-
Shares redeemed	(1,173,558)	(842,345)	(12,617,991)	(7,502,227)
Net increase (decrease)	851,060	780,005	$ 9,206,921	$ 7,587,012
Class B
Shares sold	753,444	652,983	$ 8,054,526	$ 6,006,429
Reinvestment of distributions	16,217	-	173,062	-
Shares redeemed	(328,013)	(416,786)	(3,487,834)	(3,567,202)
Net increase (decrease)	441,648	236,197	$ 4,739,754	$ 2,439,227
Class C
Shares sold	504,291	587,389	$ 5,386,547	$ 5,395,531
Reinvestment of distributions	12,628	-	134,626	-
Shares redeemed	(313,096)	(429,344)	(3,351,417)	(3,857,267)
Net increase (decrease)	203,823	158,045	$ 2,169,756	$ 1,538,264
Institutional Class
Shares sold	261,623	205,402	$ 2,907,231	$ 1,788,785
Reinvestment of distributions	1,435	-	15,498	-
Shares redeemed	(35,240)	(152,421)	(385,681)	(1,248,724)
Net increase (decrease)	227,818	52,981	$ 2,537,048	$ 540,061

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Value Fund (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Value Fund as of November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 14, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee
of FMR; Chairman and a Director of Fidelity Management & Research
(Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Equity Value (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or a Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001),
Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of
the Institute of Electrical and Electronics Engineers (IEEE) (2000).
Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously,
Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously,
Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or a Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Bart A. Grenier (45)

Year of Election or Appointment: 2001

Vice President of Advisor Equity Value. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Stephen M. DuFour (38)

Year of Election or Appointment: 2001

Vice President of Advisor Equity Value. Mr. DuFour serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. DuFour managed a variety of Fidelity funds. Mr. DuFour also serves as Vice President of FMR and FMR Co., Inc (2001).

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor Equity Value. He also serves as Secretary of Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Equity Value. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Equity Value. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Name, Age; Principal Occupation
Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of of Advisor Equity Value. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Equity Value. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Equity Value. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Equity Value. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 2001 Assistant Treasurer of Advisor Equity Value. Mr. Costello also serves as Assistant Treasurer of Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Equity Value. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Equity Value. Mr. Osterheld also serves as Assistant Treasurer of Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Equity Value. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Equity Value. Mr. Simpson is Assistant Treasurer of Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Equity Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/20/04	12/17/04	$ .08	$ .17
	1/10/05	1/07/05	$ -	$ .05
Class T	12/20/04	12/17/04	$ .05	$ .17
	1/10/05	1/07/05	$ -	$ .05
Class B	12/20/04	12/17/04	$ -	$ .17
	1/10/05	1/07/05	$ -	$ .05
Class C	12/20/04	12/17/04	$ -	$ .17
	1/10/05	1/07/05	$ -	$ .05

Class A designates 86%, Class T designates 100%, Class B designates 100%, and
Class C designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, T, B, and C designates 100% and 29% of the dividends distributed in December 2003 and January 2004, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 17, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	16,294,841,572.46	67.846
Against	4,036,653,996.81	16.807
Abstain	993,877,882.58	4.139
Broker Non-Votes	2,691,734,610.28	11.208
TOTAL	24,017,108,062.13	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	22,840,552,929.63	95.101
Withheld	1,176,555,132.50	4.899
TOTAL	24,017,108,062.13	100.000
Ralph F. Cox
Affirmative	22,814,730,343.25	94.994
Withheld	1,202,377,718.88	5.006
TOTAL	24,017,108,062.13	100.000
Laura B. Cronin
Affirmative	22,827,669,460.37	95.048
Withheld	1,189,438,601.76	4.952
TOTAL	24,017,108,062.13	100.000
Robert M. Gates
Affirmative	22,832,759,061.32	95.069
Withheld	1,184,349,000.81	4.931
TOTAL	24,017,108,062.13	100.000
George H. Heilmeier
Affirmative	22,837,906,059.00	95.090
Withheld	1,179,202,003.13	4.910
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	22,819,456,149.99	95.013
Withheld	1,197,651,912.14	4.987
TOTAL	24,017,108,062.13	100.000
Edward C. Johnson 3d
Affirmative	22,810,259,696.01	94.975
Withheld	1,206,848,366.12	5.025
TOTAL	24,017,108,062.13	100.000
Donald J. Kirk
Affirmative	22,822,861,358.25	95.028
Withheld	1,194,246,703.88	4.972
TOTAL	24,017,108,062.13	100.000
Marie L. Knowles
Affirmative	22,840,012,715.43	95.099
Withheld	1,177,095,346.70	4.901
TOTAL	24,017,108,062.13	100.000
Ned C. Lautenbach
Affirmative	22,844,948,054.36	95.119
Withheld	1,172,160,007.77	4.881
TOTAL	24,017,108,062.13	100.000
Marvin L. Mann
Affirmative	22,823,351,253.51	95.030
Withheld	1,193,756,808.62	4.970
TOTAL	24,017,108,062.13	100.000
William O. McCoy
Affirmative	22,824,777,791.95	95.035
Withheld	1,192,330,270.18	4.965
TOTAL	24,017,108,062.13	100.000
Robert L. Reynolds
Affirmative	22,847,253,473.29	95.129
Withheld	1,169,854,588.84	4.871
TOTAL	24,017,108,062.13	100.000
William S. Stavropoulos
Affirmative	22,836,942,275.18	95.086
Withheld	1,180,165,786.95	4.914
TOTAL	24,017,108,062.13	100.000
* Denotes trust-wide proposals and voting results.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AEV-UANN-0105
1.786683.101

Fidelity® Advisor

Growth & Income

Fund - Institutional Class

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	14	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	23	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	30
Trustees and Officers	31
Distributions	41
Proxy Voting Results	42

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2004	Past 1 year	Past 5 years	Life of fundA
Institutional Class	7.21%	-1.72%	7.27%

A From December 31, 1996.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Growth & Income Fund - Institutional Class on December 31, 1996, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Louis Salemy, Portfolio Manager of Fidelity® Advisor Growth & Income Fund

Despite surging oil prices, a struggling job market and four interest rate hikes in a five-month span, U.S. equity markets posted solid returns for the 12-month period ending November 30, 2004, and were closing in on a second straight year in the black. There was great disparity in the market during the past year. For instance, value stocks trounced their growth counterparts during the period. To illustrate, the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, small- and mid-cap stocks vastly outperformed larger-cap stocks. Energy was the best-performing sector of the market, propelled by a spike in oil prices. Conversely, technology stocks dipped lower in response to a slowdown in corporate capital spending. For the 12-month period overall, the Standard & Poor's 500SM Index returned 12.86% - slightly above its historical average. Elsewhere, the Dow Jones Industrial AverageSM rose 8.87% and the tech-heavy NASDAQ Composite® Index advanced 7.50%.

For the 12 months ending November 30, 2004, the fund's Institutional Class shares returned 7.21%, trailing the S&P 500®. The fund also lagged the 13.06% return of the LipperSM Growth & Income Funds Average. A significant overweighting in the media industry hurt performance versus the index. One media detractor, EchoStar Communications, was the victim of fears about competition from rival satellite TV providers and from the cable industry. Diversified financials was another weak group for the fund compared with the index. For example, top-10 holdings Morgan Stanley and Merrill Lynch both were sidetracked by investors' concerns about the impact of rising interest rates on future business. On the other hand, my decision to underweight both information technology and health care helped relative performance. In consumer staples, razor manufacturer Gillette was a significant contributor both in absolute terms and compared with the index. The introduction of a number of popular products helped the stock. Verizon Communications also aided performance, boosted by a regulatory change that enabled the company to charge higher rates for leasing its network to competitors.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class A
Actual	$ 1,000.00	$ 1,029.50	$ 5.63
HypotheticalA	$ 1,000.00	$ 1,019.38	$ 5.62
Class T
Actual	$ 1,000.00	$ 1,027.80	$ 6.79
HypotheticalA	$ 1,000.00	$ 1,018.22	$ 6.78
Class B
Actual	$ 1,000.00	$ 1,025.30	$ 9.62
HypotheticalA	$ 1,000.00	$ 1,015.38	$ 9.62
Class C
Actual	$ 1,000.00	$ 1,026.00	$ 9.37
HypotheticalA	$ 1,000.00	$ 1,015.63	$ 9.37
Institutional Class
Actual	$ 1,000.00	$ 1,030.50	$ 4.06
HypotheticalA	$ 1,000.00	$ 1,020.95	$ 4.05

A 5% return per year before expenses

*Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.11%
Class T	1.34%
Class B	1.90%
Class C	1.85%
Institutional Class	.80%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
EchoStar Communications Corp. Class A	8.4	6.2
Omnicom Group, Inc.	7.1	6.0
BellSouth Corp.	5.3	4.7
Wells Fargo & Co.	5.0	4.8
Verizon Communications, Inc.	4.9	1.6
Morgan Stanley	4.8	5.1
Merrill Lynch & Co., Inc.	3.8	3.6
Wal-Mart Stores, Inc.	3.5	3.5
Exxon Mobil Corp.	3.3	3.2
Microsoft Corp.	3.2	3.3
	49.3
Top Five Market Sectors as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	22.4	19.5
Financials	22.0	21.2
Consumer Staples	13.7	17.2
Telecommunication Services	11.9	7.8
Information Technology	6.0	6.3
Asset Allocation (% of fund's net assets)
As of November 30, 2004*		As of May 31, 2004**
	Stocks 90.6%		Stocks 92.1%
	Short-Term Investments and Net Other Assets 9.4%		Short-Term Investments and Net Other Assets 7.9%
* Foreign investments	3.2%	** Foreign investments	4.9%

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Common Stocks - 90.6%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 22.4%
Hotels, Restaurants & Leisure - 0.6%
Carnival Corp. unit	192,000	$ 10,178
Media - 18.8%
E.W. Scripps Co. Class A	779,100	36,415
EchoStar Communications Corp. Class A	4,702,055	154,179
News Corp. Class B (d)	1,243,800	22,500
Omnicom Group, Inc.	1,608,800	130,313
		343,407
Multiline Retail - 2.4%
Kohl's Corp. (a)	973,300	44,928
Textiles, Apparel & Luxury Goods - 0.6%
Liz Claiborne, Inc.	262,700	10,789
TOTAL CONSUMER DISCRETIONARY		409,302
CONSUMER STAPLES - 13.7%
Beverages - 0.8%
The Coca-Cola Co.	384,900	15,130
Food & Staples Retailing - 6.4%
Costco Wholesale Corp.	552,400	26,847
Wal-Mart Stores, Inc.	1,242,200	64,669
Walgreen Co.	653,700	24,958
		116,474
Food Products - 0.5%
McCormick & Co., Inc. (non-vtg.)	262,700	9,575
Household Products - 2.5%
Colgate-Palmolive Co.	259,300	11,925
Kimberly-Clark Corp.	521,400	33,166
		45,091
Personal Products - 2.2%
Gillette Co.	901,200	39,193
Tobacco - 1.3%
Altria Group, Inc.	422,900	24,313
TOTAL CONSUMER STAPLES		249,776
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - 4.7%
Oil & Gas - 4.7%
BP PLC sponsored ADR	427,800	$ 26,246
Exxon Mobil Corp.	1,159,206	59,409
		85,655
FINANCIALS - 22.0%
Capital Markets - 11.5%
Goldman Sachs Group, Inc.	504,700	52,872
Merrill Lynch & Co., Inc.	1,260,200	70,206
Morgan Stanley	1,723,000	87,442
		210,520
Commercial Banks - 5.0%
Wells Fargo & Co.	1,476,600	91,210
Consumer Finance - 1.0%
American Express Co.	310,900	17,320
Insurance - 4.5%
Allstate Corp.	382,500	19,316
American International Group, Inc.	612,830	38,823
PartnerRe Ltd.	166,600	10,199
St. Paul Travelers Companies, Inc.	389,973	14,226
		82,564
TOTAL FINANCIALS		401,614
HEALTH CARE - 1.5%
Health Care Equipment & Supplies - 0.6%
Alcon, Inc.	162,600	12,117
Pharmaceuticals - 0.9%
Pfizer, Inc.	582,050	16,164
TOTAL HEALTH CARE		28,281
INDUSTRIALS - 4.7%
Aerospace & Defense - 1.4%
Lockheed Martin Corp.	175,300	10,665
Northrop Grumman Corp.	249,400	14,049
		24,714
Airlines - 0.5%
Continental Airlines, Inc. Class B (a)(d)	893,700	9,956
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Industrial Conglomerates - 2.2%
General Electric Co.	1,146,800	$ 40,551
Road & Rail - 0.6%
Union Pacific Corp.	171,400	10,874
TOTAL INDUSTRIALS		86,095
INFORMATION TECHNOLOGY - 6.0%
Communications Equipment - 1.5%
Cisco Systems, Inc. (a)	1,459,400	27,305
Foundry Networks, Inc. (a)	400	5
		27,310
Computers & Peripherals - 0.7%
Diebold, Inc.	230,900	12,284
IT Services - 0.6%
Paychex, Inc.	344,200	11,414
Software - 3.2%
Microsoft Corp.	2,207,000	59,170
TOTAL INFORMATION TECHNOLOGY		110,178
MATERIALS - 2.6%
Containers & Packaging - 2.6%
Packaging Corp. of America	228,500	5,256
Smurfit-Stone Container Corp. (a)	2,398,402	43,075
		48,331
TELECOMMUNICATION SERVICES - 11.9%
Diversified Telecommunication Services - 11.9%
BellSouth Corp.	3,590,400	96,295
SBC Communications, Inc.	1,207,700	30,398
Verizon Communications, Inc.	2,199,100	90,669
		217,362
UTILITIES - 1.1%
Electric Utilities - 1.1%
Entergy Corp.	299,500	19,414
TOTAL COMMON STOCKS (Cost $1,503,689)		1,656,008
Money Market Funds - 10.8%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.98% (b)	177,669,261	$ 177,669
Fidelity Securities Lending Cash Central Fund, 2% (b)(c)	20,506,900	20,507
TOTAL MONEY MARKET FUNDS (Cost $198,176)		198,176
TOTAL INVESTMENT PORTFOLIO - 101.4% (Cost $1,701,865)	1,854,184
NET OTHER ASSETS - (1.4)%	(25,105)
NET ASSETS - 100%	$ 1,829,079
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Income Tax Information
At November 30, 2004, the fund had a capital loss carryforward of approximately $267,568,000 of which $193,952,000 and $73,616,000 will expire on November 30, 2009 and 2010, respectively.
The fund intends to elect to defer to its fiscal year ending November 30, 2005 approximately $129,000 of losses recognized during the period November 1, 2004 to November 30, 2004.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2004

Assets
Investment in securities, at value (including securities loaned of $19,958) (cost $1,701,865) - See accompanying schedule		$ 1,854,184
Receivable for fund shares sold		1,198
Dividends receivable		8,981
Interest receivable		291
Prepaid expenses		8
Other receivables		75
Total assets		1,864,737

Liabilities
Payable for investments purchased	$ 7,883
Payable for fund shares redeemed	5,153
Accrued management fee	730
Distribution fees payable	789
Other affiliated payables	491
Other payables and accrued expenses	105
Collateral on securities loaned, at value	20,507
Total liabilities		35,658

Net Assets		$ 1,829,079
Net Assets consist of:
Paid in capital		$ 1,935,237
Undistributed net investment income		11,134
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(269,611)
Net unrealized appreciation (depreciation) on investments		152,319
Net Assets		$ 1,829,079

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($159,958 ÷ 9,750 shares)	$ 16.41

Maximum offering price per share (100/94.25 of $16.41)	$ 17.41
Class T: Net Asset Value and redemption price per share ($791,759 ÷ 48,687 shares)	$ 16.26

Maximum offering price per share (100/96.50 of $16.26)	$ 16.85
Class B: Net Asset Value and offering price per share ($322,243 ÷ 20,422 shares)A	$ 15.78

Class C: Net Asset Value and offering price per share ($173,870 ÷ 11,000.9 shares)A	$ 15.81

Institutional Class: Net Asset Value, offering price and redemption price per share ($381,249 ÷ 23,050 shares)	$ 16.54

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2004

Investment Income
Dividends		$ 27,753
Special Dividends		6,621
Interest		2,137
Security lending		103
Total income		36,614

Expenses
Management fee	$ 8,661
Transfer agent fees	5,370
Distribution fees	10,126
Accounting and security lending fees	579
Non-interested trustees' compensation	10
Custodian fees and expenses	23
Registration fees	96
Audit	51
Legal	6
Miscellaneous	303
Total expenses before reductions	25,225
Expense reductions	(123)	25,102
Net investment income (loss)		11,512
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	55,640
Investments not meeting investment restrictions	4
Foreign currency transactions	(14)
Total net realized gain (loss)		55,630
Change in net unrealized appreciation (depreciation) on investment securities		47,013
Net gain (loss)		102,643
Net increase (decrease) in net assets resulting from operations		$ 114,155

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2004	Year ended November 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,512	$ 3,905
Net realized gain (loss)	55,630	34,384
Change in net unrealized appreciation (depreciation)	47,013	143,364
Net increase (decrease) in net assets resulting from operations	114,155	181,653
Distributions to shareholders from net investment income	(4,187)	(4,752)
Share transactions - net increase (decrease)	(67,939)	38,081
Total increase (decrease) in net assets	42,029	214,982

Net Assets
Beginning of period	1,787,050	1,572,068
End of period (including undistributed net investment income of $11,134 and undistributed net investment income of $3,749, respectively)	$ 1,829,079	$ 1,787,050

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 15.42	$ 13.83	$ 15.94	$ 17.57	$ 18.40
Income from Investment Operations
Net investment income (loss)C	.15D	.08	.09F	.06	.02
Net realized and unrealized gain (loss)	.91	1.60	(2.20)F	(1.69)	(.85)
Total from investment operations	1.06	1.68	(2.11)	(1.63)	(.83)
Distributions from net investment income	(.07)	(.09)	-	-	-
Net asset value, end of period	$ 16.41	$ 15.42	$ 13.83	$ 15.94	$ 17.57
Total ReturnA,B	6.86%	12.25%	(13.24)%	(9.28)%	(4.51)%
Ratios to Average Net AssetsE
Expenses before expense reductions	1.10%	1.09%	1.10%	1.03%	.99%
Expenses net of voluntary waivers, if any	1.10%	1.09%	1.10%	1.03%	.99%
Expenses net of all reductions	1.09%	1.08%	1.06%	1.00%	.98%
Net investment income (loss)	.92%	.57%	.62%F	.39%	.09%
Supplemental Data
Net assets, end of period (in millions)	$ 160	$ 144	$ 120	$ 166	$ 180
Portfolio turnover rate	25%	21%	93%	67%	97%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 15.29	$ 13.71	$ 15.84	$ 17.50	$ 18.37
Income from Investment Operations
Net investment income (loss)C	.11D	.05	.06F	.03	(.03)
Net realized and unrealized gain (loss)	.90	1.58	(2.19)F	(1.69)	(.84)
Total from investment operations	1.01	1.63	(2.13)	(1.66)	(.87)
Distributions from net investment income	(.04)	(.05)	-	-	-
Net asset value, end of period	$ 16.26	$ 15.29	$ 13.71	$ 15.84	$ 17.50
Total ReturnA,B	6.58%	11.95%	(13.45)%	(9.49)%	(4.74)%
Ratios to Average Net AssetsE
Expenses before expense reductions	1.32%	1.32%	1.33%	1.26%	1.23%
Expenses net of voluntary waivers, if any	1.32%	1.32%	1.33%	1.26%	1.23%
Expenses net of all reductions	1.32%	1.31%	1.29%	1.24%	1.21%
Net investment income (loss)	.69%	.35%	.39%F	.16%	(.14)%
Supplemental Data
Net assets, end of period (in millions)	$ 792	$ 878	$ 788	$ 1,070	$ 1,278
Portfolio turnover rate	25%	21%	93%	67%	97%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 14.88	$ 13.36	$ 15.52	$ 17.24	$ 18.19
Income from Investment Operations
Net investment income (loss)C	.02D	(.03)	(.02)F	(.06)	(.13)
Net realized and unrealized gain (loss)	.88	1.55	(2.14)F	(1.66)	(.82)
Total from investment operations	.90	1.52	(2.16)	(1.72)	(.95)
Net asset value, end of period	$ 15.78	$ 14.88	$ 13.36	$ 15.52	$ 17.24
Total ReturnA,B	6.05%	11.38%	(13.92)%	(9.98)%	(5.22)%
Ratios to Average Net AssetsE
Expenses before expense reductions	1.88%	1.85%	1.85%	1.78%	1.75%
Expenses net of voluntary waivers, if any	1.88%	1.85%	1.85%	1.78%	1.75%
Expenses net of all reductions	1.87%	1.85%	1.81%	1.76%	1.73%
Net investment income (loss)	.14%	(.19)%	(.13)%F	(.37)%	(.66)%
Supplemental Data
Net assets, end of period (in millions)	$ 322	$ 372	$ 365	$ 523	$ 641
Portfolio turnover rate	25%	21%	93%	67%	97%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 14.90	$ 13.38	$ 15.53	$ 17.24	$ 18.19
Income from Investment Operations
Net investment income (loss)C	.03D	(.02)	(.01)F	(.05)	(.12)
Net realized and unrealized gain (loss)	.88	1.54	(2.14)F	(1.66)	(.83)
Total from investment operations	.91	1.52	(2.15)	(1.71)	(.95)
Net asset value, end of period	$ 15.81	$ 14.90	$ 13.38	$ 15.53	$ 17.24
Total ReturnA,B	6.11%	11.36%	(13.84)%	(9.92)%	(5.22)%
Ratios to Average Net AssetsE
Expenses before expense reductions	1.83%	1.82%	1.82%	1.75%	1.72%
Expenses net of voluntary waivers, if any	1.83%	1.82%	1.82%	1.75%	1.72%
Expenses net of all reductions	1.83%	1.81%	1.78%	1.73%	1.71%
Net investment income (loss)	.18%	(.16)%	(.10)%F	(.33)%	(.64)%
Supplemental Data
Net assets, end of period (in millions)	$ 174	$ 202	$ 194	$ 281	$ 365
Portfolio turnover rate	25%	21%	93%	67%	97%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 15.55	$ 13.96	$ 16.08	$ 17.66	$ 18.44
Income from Investment Operations
Net investment income (loss)B	.20C	.13	.14E	.12	.08
Net realized and unrealized gain (loss)	.92	1.61	(2.21)E	(1.70)	(.86)
Total from investment operations	1.12	1.74	(2.07)	(1.58)	(.78)
Distributions from net investment income	(.13)	(.15)	(.05)	-	-
Net asset value, end of period	$ 16.54	$ 15.55	$ 13.96	$ 16.08	$ 17.66
Total ReturnA	7.21%	12.64%	(12.95)%	(8.95)%	(4.23)%
Ratios to Average Net AssetsD
Expenses before expense reductions	.78%	.72%	.73%	.69%	.69%
Expenses net of voluntary waivers, if any	.78%	.72%	.73%	.69%	.69%
Expenses net of all reductions	.77%	.72%	.69%	.67%	.68%
Net investment income (loss)	1.24%	.94%	.98%E	.72%	.39%
Supplemental Data
Net assets, end of period (in millions)	$ 381	$ 191	$ 104	$ 98	$ 118
Portfolio turnover rate	25%	21%	93%	67%	97%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.06 per share.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Growth & Income Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 232,795
Unrealized depreciation	(82,390)
Net unrealized appreciation (depreciation)	150,405
Undistributed ordinary income	11,134
Capital loss carryforward	(267,568)

Cost for federal income tax purposes	$ 1,703,779

The tax character of distributions paid was as follows:

	November 30, 2004	November 30, 2003
Ordinary Income	$ 4,187	$ 4,752

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $407,178 and $423,767, respectively.

The fund realized a gain on the sale of an investment not meeting the investment restrictions of the fund.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .48% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 383	$ 1
Class T	.25%	.25%	4,273	33
Class B	.75%	.25%	3,542	2,658
Class C	.75%	.25%	1,928	161
			$ 10,126	$ 2,853

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 108
Class T	55
Class B*	802
Class C*	12
$ 977

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 479.31
Class T	2,463.29
Class B	1,207.34
Class C	577.30
Institutional Class	644.24
	$ 5,370

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Central Funds - continued

earned by the fund are recorded as income in the accompanying financial statements and totaled $2,142 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $38 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $122 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 1

Annual Report

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2004	2003
From net investment income
Class A	$ 602	$ 783
Class T	1,999	2,857
Institutional Class	1,586	1,112
Total	$ 4,187	$ 4,752

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2004	2003	2004	2003
Class A
Shares sold	3,629	2,665	$ 57,927	$ 38,368
Reinvestment of distributions	35	54	550	722
Shares redeemed	(3,237)	(2,107)	(51,593)	(29,861)
Net increase (decrease)	427	612	$ 6,884	$ 9,229
Class T
Shares sold	8,187	14,581	$ 129,689	$ 206,621
Reinvestment of distributions	121	204	1,893	2,700
Shares redeemed	(17,059)	(14,815)	(269,873)	(206,868)
Net increase (decrease)	(8,751)	(30)	$ (138,291)	$ 2,453
Class B
Shares sold	1,378	2,818	$ 21,259	$ 39,028
Shares redeemed	(5,959)	(5,155)	(91,608)	(69,328)
Net increase (decrease)	(4,581)	(2,337)	$ (70,349)	$ (30,300)
Class C
Shares sold	1,348	2,414	$ 20,834	$ 33,659
Shares redeemed	(3,903)	(3,373)	(60,088)	(45,433)
Net increase (decrease)	(2,555)	(959)	$ (39,254)	$ (11,774)
Institutional Class
Shares sold	14,632	7,592	$ 234,995	$ 107,531
Reinvestment of distributions	72	64	1,136	852
Shares redeemed	(3,927)	(2,849)	(63,060)	(39,910)
Net increase (decrease)	10,777	4,807	$ 173,071	$ 68,473

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth & Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth & Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth & Income Fund as of November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 14, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Growth & Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice-Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Bart A. Grenier (45)

Year of Election or Appointment: 2001

Vice President of Advisor Growth & Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Louis Salemy (42)

Year of Election or Appointment: 2002

Vice President of Advisor Growth & Income. Mr. Salemy also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Salemy managed a variety of Fidelity funds. Mr. Salemy also serves as Vice President of FMR (2000) and FMR Co., Inc. (2001).

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor Growth & Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Growth & Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Growth & Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Growth & Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Growth & Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Growth & Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Growth & Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1996 Assistant Treasurer of Advisor Growth & Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Growth & Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Growth & Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Growth & Income. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Growth & Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 17, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.A
	# of Votes	% of Votes
Affirmative	16,294,841,572.46	67.846
Against	4,036,653,996.81	16.807
Abstain	993,877,882.58	4.139
Broker Non-Votes	2,691,734,610.28	11.208
TOTAL	24,017,108,062.13	100.000
PROPOSAL 2
To elect a Board of Trustees.A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	22,840,552,929.63	95.101
Withheld	1,176,555,132.50	4.899
TOTAL	24,017,108,062.13	100.000
Ralph F. Cox
Affirmative	22,814,730,343.25	94.994
Withheld	1,202,377,718.88	5.006
TOTAL	24,017,108,062.13	100.000
Laura B. Cronin
Affirmative	22,827,669,460.37	95.048
Withheld	1,189,438,601.76	4.952
TOTAL	24,017,108,062.13	100.000
Robert M. Gates
Affirmative	22,832,759,061.32	95.069
Withheld	1,184,349,000.81	4.931
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
George H. Heilmeier
Affirmative	22,837,906,059.00	95.090
Withheld	1,179,202,003.13	4.910
TOTAL	24,017,108,062.13	100.000
Abigail P. Johnson
Affirmative	22,819,456,149.99	95.013
Withheld	1,197,651,912.14	4.987
TOTAL	24,017,108,062.13	100.000
Edward C. Johnson 3d
Affirmative	22,810,259,696.01	94.975
Withheld	1,206,848,366.12	5.025
TOTAL	24,017,108,062.13	100.000
Donald J. Kirk
Affirmative	22,822,861,358.25	95.028
Withheld	1,194,246,703.88	4.972
TOTAL	24,017,108,062.13	100.000
Marie L. Knowles
Affirmative	22,840,012,715.43	95.099
Withheld	1,177,095,346.70	4.901
TOTAL	24,017,108,062.13	100.000
Ned C. Lautenbach
Affirmative	22,844,948,054.36	95.119
Withheld	1,172,160,007.77	4.881
TOTAL	24,017,108,062.13	100.000
Marvin L. Mann
Affirmative	22,823,351,253.51	95.030
Withheld	1,193,756,808.62	4.970
TOTAL	24,017,108,062.13	100.000
William O. McCoy
Affirmative	22,824,777,791.95	95.035
Withheld	1,192,330,270.18	4.965
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	22,847,253,473.29	95.129
Withheld	1,169,854,588.84	4.871
TOTAL	24,017,108,062.13	100.000
William S. Stavropoulos
Affirmative	22,836,942,275.18	95.086
Withheld	1,180,165,786.95	4.914
TOTAL	24,017,108,062.13	100.000
A Denotes trust-wide proposals and voting results.

Annual Report

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AGAII-UANN-0105
1.786688.101

Fidelity® Advisor

Growth & Income

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	7	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	8	An example of shareholder expenses.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	15	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	24	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	31
Trustees and Officers	32
Distributions	42
Proxy Voting Results	43

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2004	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	0.72%	-3.20%	6.13%
Class T (incl. 3.50% sales charge)	2.85%	-2.99%	6.20%
Class B (incl. contingent deferred sales charge) B	1.05%	-3.19%	6.23%
Class C (incl. contingent deferred sales charge) C	5.11%	-2.77%	6.13%

A From December 31, 1996.

B Class B shares' contingent deferred sales charges included in the past one year, past five year and life of fund total return figures are 5%, 2% and 0%, respectively.

C Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns prior to November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charges included in the past one year, past five year and life of fund total return figures are 1%, 0% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Growth & Income Fund - Class T on December 31, 1996, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Louis Salemy, Portfolio Manager of Fidelity® Advisor Growth & Income Fund

Despite surging oil prices, a struggling job market and four interest rate hikes in a five-month span, U.S. equity markets posted solid returns for the 12-month period ending November 30, 2004, and were closing in on a second straight year in the black. There was great disparity in the market during the past year. For instance, value stocks trounced their growth counterparts during the period. To illustrate, the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, small- and mid-cap stocks vastly outperformed larger-cap stocks. Energy was the best-performing sector of the market, propelled by a spike in oil prices. Conversely, technology stocks dipped lower in response to a slowdown in corporate capital spending. For the 12-month period overall, the Standard & Poor's 500SM Index returned 12.86% - slightly above its historical average. Elsewhere, the Dow Jones Industrial AverageSM rose 8.87% and the tech-heavy NASDAQ Composite® Index advanced 7.50%.

For the 12 months ending November 30, 2004, the fund's Class A, Class T, Class B and Class C shares returned 6.86%, 6.58%, 6.05% and 6.11%, respectively, trailing the S&P 500®. The fund also lagged the 13.06% return of the LipperSM Growth & Income Funds Average. A significant overweighting in the media industry hurt performance versus the index. One media detractor, EchoStar Communications, was the victim of fears about competition from rival satellite TV providers and from the cable industry. Diversified financials was another weak group for the fund compared with the index. For example, top-10 holdings Morgan Stanley and Merrill Lynch both were sidetracked by investors' concerns about the impact of rising interest rates on future business. On the other hand, my decision to underweight both information technology and health care helped relative performance. In consumer staples, razor manufacturer Gillette was a significant contributor both in absolute terms and compared with the index. The introduction of a number of popular products helped the stock. Verizon Communications also aided performance, boosted by a regulatory change that enabled the company to charge higher rates for leasing its network to competitors.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class A
Actual	$ 1,000.00	$ 1,029.50	$ 5.63
HypotheticalA	$ 1,000.00	$ 1,019.38	$ 5.62
Class T
Actual	$ 1,000.00	$ 1,027.80	$ 6.79
HypotheticalA	$ 1,000.00	$ 1,018.22	$ 6.78
Class B
Actual	$ 1,000.00	$ 1,025.30	$ 9.62
HypotheticalA	$ 1,000.00	$ 1,015.38	$ 9.62
Class C
Actual	$ 1,000.00	$ 1,026.00	$ 9.37
HypotheticalA	$ 1,000.00	$ 1,015.63	$ 9.37
Institutional Class
Actual	$ 1,000.00	$ 1,030.50	$ 4.06
HypotheticalA	$ 1,000.00	$ 1,020.95	$ 4.05

A 5% return per year before expenses

*Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.11%
Class T	1.34%
Class B	1.90%
Class C	1.85%
Institutional Class	.80%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
EchoStar Communications Corp. Class A	8.4	6.2
Omnicom Group, Inc.	7.1	6.0
BellSouth Corp.	5.3	4.7
Wells Fargo & Co.	5.0	4.8
Verizon Communications, Inc.	4.9	1.6
Morgan Stanley	4.8	5.1
Merrill Lynch & Co., Inc.	3.8	3.6
Wal-Mart Stores, Inc.	3.5	3.5
Exxon Mobil Corp.	3.3	3.2
Microsoft Corp.	3.2	3.3
	49.3
Top Five Market Sectors as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	22.4	19.5
Financials	22.0	21.2
Consumer Staples	13.7	17.2
Telecommunication Services	11.9	7.8
Information Technology	6.0	6.3
Asset Allocation (% of fund's net assets)
As of November 30, 2004*		As of May 31, 2004**
	Stocks 90.6%		Stocks 92.1%
	Short-Term Investments and Net Other Assets 9.4%		Short-Term Investments and Net Other Assets 7.9%
* Foreign investments	3.2%	** Foreign investments	4.9%

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Common Stocks - 90.6%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 22.4%
Hotels, Restaurants & Leisure - 0.6%
Carnival Corp. unit	192,000	$ 10,178
Media - 18.8%
E.W. Scripps Co. Class A	779,100	36,415
EchoStar Communications Corp. Class A	4,702,055	154,179
News Corp. Class B (d)	1,243,800	22,500
Omnicom Group, Inc.	1,608,800	130,313
		343,407
Multiline Retail - 2.4%
Kohl's Corp. (a)	973,300	44,928
Textiles, Apparel & Luxury Goods - 0.6%
Liz Claiborne, Inc.	262,700	10,789
TOTAL CONSUMER DISCRETIONARY		409,302
CONSUMER STAPLES - 13.7%
Beverages - 0.8%
The Coca-Cola Co.	384,900	15,130
Food & Staples Retailing - 6.4%
Costco Wholesale Corp.	552,400	26,847
Wal-Mart Stores, Inc.	1,242,200	64,669
Walgreen Co.	653,700	24,958
		116,474
Food Products - 0.5%
McCormick & Co., Inc. (non-vtg.)	262,700	9,575
Household Products - 2.5%
Colgate-Palmolive Co.	259,300	11,925
Kimberly-Clark Corp.	521,400	33,166
		45,091
Personal Products - 2.2%
Gillette Co.	901,200	39,193
Tobacco - 1.3%
Altria Group, Inc.	422,900	24,313
TOTAL CONSUMER STAPLES		249,776
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - 4.7%
Oil & Gas - 4.7%
BP PLC sponsored ADR	427,800	$ 26,246
Exxon Mobil Corp.	1,159,206	59,409
		85,655
FINANCIALS - 22.0%
Capital Markets - 11.5%
Goldman Sachs Group, Inc.	504,700	52,872
Merrill Lynch & Co., Inc.	1,260,200	70,206
Morgan Stanley	1,723,000	87,442
		210,520
Commercial Banks - 5.0%
Wells Fargo & Co.	1,476,600	91,210
Consumer Finance - 1.0%
American Express Co.	310,900	17,320
Insurance - 4.5%
Allstate Corp.	382,500	19,316
American International Group, Inc.	612,830	38,823
PartnerRe Ltd.	166,600	10,199
St. Paul Travelers Companies, Inc.	389,973	14,226
		82,564
TOTAL FINANCIALS		401,614
HEALTH CARE - 1.5%
Health Care Equipment & Supplies - 0.6%
Alcon, Inc.	162,600	12,117
Pharmaceuticals - 0.9%
Pfizer, Inc.	582,050	16,164
TOTAL HEALTH CARE		28,281
INDUSTRIALS - 4.7%
Aerospace & Defense - 1.4%
Lockheed Martin Corp.	175,300	10,665
Northrop Grumman Corp.	249,400	14,049
		24,714
Airlines - 0.5%
Continental Airlines, Inc. Class B (a)(d)	893,700	9,956
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Industrial Conglomerates - 2.2%
General Electric Co.	1,146,800	$ 40,551
Road & Rail - 0.6%
Union Pacific Corp.	171,400	10,874
TOTAL INDUSTRIALS		86,095
INFORMATION TECHNOLOGY - 6.0%
Communications Equipment - 1.5%
Cisco Systems, Inc. (a)	1,459,400	27,305
Foundry Networks, Inc. (a)	400	5
		27,310
Computers & Peripherals - 0.7%
Diebold, Inc.	230,900	12,284
IT Services - 0.6%
Paychex, Inc.	344,200	11,414
Software - 3.2%
Microsoft Corp.	2,207,000	59,170
TOTAL INFORMATION TECHNOLOGY		110,178
MATERIALS - 2.6%
Containers & Packaging - 2.6%
Packaging Corp. of America	228,500	5,256
Smurfit-Stone Container Corp. (a)	2,398,402	43,075
		48,331
TELECOMMUNICATION SERVICES - 11.9%
Diversified Telecommunication Services - 11.9%
BellSouth Corp.	3,590,400	96,295
SBC Communications, Inc.	1,207,700	30,398
Verizon Communications, Inc.	2,199,100	90,669
		217,362
UTILITIES - 1.1%
Electric Utilities - 1.1%
Entergy Corp.	299,500	19,414
TOTAL COMMON STOCKS (Cost $1,503,689)		1,656,008
Money Market Funds - 10.8%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.98% (b)	177,669,261	$ 177,669
Fidelity Securities Lending Cash Central Fund, 2% (b)(c)	20,506,900	20,507
TOTAL MONEY MARKET FUNDS (Cost $198,176)		198,176
TOTAL INVESTMENT PORTFOLIO - 101.4% (Cost $1,701,865)	1,854,184
NET OTHER ASSETS - (1.4)%	(25,105)
NET ASSETS - 100%	$ 1,829,079
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Income Tax Information
At November 30, 2004, the fund had a capital loss carryforward of approximately $267,568,000 of which $193,952,000 and $73,616,000 will expire on November 30, 2009 and 2010, respectively.
The fund intends to elect to defer to its fiscal year ending November 30, 2005 approximately $129,000 of losses recognized during the period November 1, 2004 to November 30, 2004.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2004

Assets
Investment in securities, at value (including securities loaned of $19,958) (cost $1,701,865) - See accompanying schedule		$ 1,854,184
Receivable for fund shares sold		1,198
Dividends receivable		8,981
Interest receivable		291
Prepaid expenses		8
Other receivables		75
Total assets		1,864,737

Liabilities
Payable for investments purchased	$ 7,883
Payable for fund shares redeemed	5,153
Accrued management fee	730
Distribution fees payable	789
Other affiliated payables	491
Other payables and accrued expenses	105
Collateral on securities loaned, at value	20,507
Total liabilities		35,658

Net Assets		$ 1,829,079
Net Assets consist of:
Paid in capital		$ 1,935,237
Undistributed net investment income		11,134
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(269,611)
Net unrealized appreciation (depreciation) on investments		152,319
Net Assets		$ 1,829,079

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($159,958 ÷ 9,750 shares)	$ 16.41

Maximum offering price per share (100/94.25 of $16.41)	$ 17.41
Class T: Net Asset Value and redemption price per share ($791,759 ÷ 48,687 shares)	$ 16.26

Maximum offering price per share (100/96.50 of $16.26)	$ 16.85
Class B: Net Asset Value and offering price per share ($322,243 ÷ 20,422 shares)A	$ 15.78

Class C: Net Asset Value and offering price per share ($173,870 ÷ 11,000.9 shares)A	$ 15.81

Institutional Class: Net Asset Value, offering price and redemption price per share ($381,249 ÷ 23,050 shares)	$ 16.54

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2004

Investment Income
Dividends		$ 27,753
Special Dividends		6,621
Interest		2,137
Security lending		103
Total income		36,614

Expenses
Management fee	$ 8,661
Transfer agent fees	5,370
Distribution fees	10,126
Accounting and security lending fees	579
Non-interested trustees' compensation	10
Custodian fees and expenses	23
Registration fees	96
Audit	51
Legal	6
Miscellaneous	303
Total expenses before reductions	25,225
Expense reductions	(123)	25,102
Net investment income (loss)		11,512
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	55,640
Investments not meeting investment restrictions	4
Foreign currency transactions	(14)
Total net realized gain (loss)		55,630
Change in net unrealized appreciation (depreciation) on investment securities		47,013
Net gain (loss)		102,643
Net increase (decrease) in net assets resulting from operations		$ 114,155

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2004	Year ended November 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,512	$ 3,905
Net realized gain (loss)	55,630	34,384
Change in net unrealized appreciation (depreciation)	47,013	143,364
Net increase (decrease) in net assets resulting from operations	114,155	181,653
Distributions to shareholders from net investment income	(4,187)	(4,752)
Share transactions - net increase (decrease)	(67,939)	38,081
Total increase (decrease) in net assets	42,029	214,982

Net Assets
Beginning of period	1,787,050	1,572,068
End of period (including undistributed net investment income of $11,134 and undistributed net investment income of $3,749, respectively)	$ 1,829,079	$ 1,787,050

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 15.42	$ 13.83	$ 15.94	$ 17.57	$ 18.40
Income from Investment Operations
Net investment income (loss)C	.15D	.08	.09F	.06	.02
Net realized and unrealized gain (loss)	.91	1.60	(2.20)F	(1.69)	(.85)
Total from investment operations	1.06	1.68	(2.11)	(1.63)	(.83)
Distributions from net investment income	(.07)	(.09)	-	-	-
Net asset value, end of period	$ 16.41	$ 15.42	$ 13.83	$ 15.94	$ 17.57
Total ReturnA,B	6.86%	12.25%	(13.24)%	(9.28)%	(4.51)%
Ratios to Average Net AssetsE
Expenses before expense reductions	1.10%	1.09%	1.10%	1.03%	.99%
Expenses net of voluntary waivers, if any	1.10%	1.09%	1.10%	1.03%	.99%
Expenses net of all reductions	1.09%	1.08%	1.06%	1.00%	.98%
Net investment income (loss)	.92%	.57%	.62%F	.39%	.09%
Supplemental Data
Net assets, end of period (in millions)	$ 160	$ 144	$ 120	$ 166	$ 180
Portfolio turnover rate	25%	21%	93%	67%	97%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 15.29	$ 13.71	$ 15.84	$ 17.50	$ 18.37
Income from Investment Operations
Net investment income (loss)C	.11D	.05	.06F	.03	(.03)
Net realized and unrealized gain (loss)	.90	1.58	(2.19)F	(1.69)	(.84)
Total from investment operations	1.01	1.63	(2.13)	(1.66)	(.87)
Distributions from net investment income	(.04)	(.05)	-	-	-
Net asset value, end of period	$ 16.26	$ 15.29	$ 13.71	$ 15.84	$ 17.50
Total ReturnA,B	6.58%	11.95%	(13.45)%	(9.49)%	(4.74)%
Ratios to Average Net AssetsE
Expenses before expense reductions	1.32%	1.32%	1.33%	1.26%	1.23%
Expenses net of voluntary waivers, if any	1.32%	1.32%	1.33%	1.26%	1.23%
Expenses net of all reductions	1.32%	1.31%	1.29%	1.24%	1.21%
Net investment income (loss)	.69%	.35%	.39%F	.16%	(.14)%
Supplemental Data
Net assets, end of period (in millions)	$ 792	$ 878	$ 788	$ 1,070	$ 1,278
Portfolio turnover rate	25%	21%	93%	67%	97%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 14.88	$ 13.36	$ 15.52	$ 17.24	$ 18.19
Income from Investment Operations
Net investment income (loss)C	.02D	(.03)	(.02)F	(.06)	(.13)
Net realized and unrealized gain (loss)	.88	1.55	(2.14)F	(1.66)	(.82)
Total from investment operations	.90	1.52	(2.16)	(1.72)	(.95)
Net asset value, end of period	$ 15.78	$ 14.88	$ 13.36	$ 15.52	$ 17.24
Total ReturnA,B	6.05%	11.38%	(13.92)%	(9.98)%	(5.22)%
Ratios to Average Net AssetsE
Expenses before expense reductions	1.88%	1.85%	1.85%	1.78%	1.75%
Expenses net of voluntary waivers, if any	1.88%	1.85%	1.85%	1.78%	1.75%
Expenses net of all reductions	1.87%	1.85%	1.81%	1.76%	1.73%
Net investment income (loss)	.14%	(.19)%	(.13)%F	(.37)%	(.66)%
Supplemental Data
Net assets, end of period (in millions)	$ 322	$ 372	$ 365	$ 523	$ 641
Portfolio turnover rate	25%	21%	93%	67%	97%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 14.90	$ 13.38	$ 15.53	$ 17.24	$ 18.19
Income from Investment Operations
Net investment income (loss)C	.03D	(.02)	(.01)F	(.05)	(.12)
Net realized and unrealized gain (loss)	.88	1.54	(2.14)F	(1.66)	(.83)
Total from investment operations	.91	1.52	(2.15)	(1.71)	(.95)
Net asset value, end of period	$ 15.81	$ 14.90	$ 13.38	$ 15.53	$ 17.24
Total ReturnA,B	6.11%	11.36%	(13.84)%	(9.92)%	(5.22)%
Ratios to Average Net AssetsE
Expenses before expense reductions	1.83%	1.82%	1.82%	1.75%	1.72%
Expenses net of voluntary waivers, if any	1.83%	1.82%	1.82%	1.75%	1.72%
Expenses net of all reductions	1.83%	1.81%	1.78%	1.73%	1.71%
Net investment income (loss)	.18%	(.16)%	(.10)%F	(.33)%	(.64)%
Supplemental Data
Net assets, end of period (in millions)	$ 174	$ 202	$ 194	$ 281	$ 365
Portfolio turnover rate	25%	21%	93%	67%	97%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 15.55	$ 13.96	$ 16.08	$ 17.66	$ 18.44
Income from Investment Operations
Net investment income (loss)B	.20C	.13	.14E	.12	.08
Net realized and unrealized gain (loss)	.92	1.61	(2.21)E	(1.70)	(.86)
Total from investment operations	1.12	1.74	(2.07)	(1.58)	(.78)
Distributions from net investment income	(.13)	(.15)	(.05)	-	-
Net asset value, end of period	$ 16.54	$ 15.55	$ 13.96	$ 16.08	$ 17.66
Total ReturnA	7.21%	12.64%	(12.95)%	(8.95)%	(4.23)%
Ratios to Average Net AssetsD
Expenses before expense reductions	.78%	.72%	.73%	.69%	.69%
Expenses net of voluntary waivers, if any	.78%	.72%	.73%	.69%	.69%
Expenses net of all reductions	.77%	.72%	.69%	.67%	.68%
Net investment income (loss)	1.24%	.94%	.98%E	.72%	.39%
Supplemental Data
Net assets, end of period (in millions)	$ 381	$ 191	$ 104	$ 98	$ 118
Portfolio turnover rate	25%	21%	93%	67%	97%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.06 per share.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Growth & Income Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 232,795
Unrealized depreciation	(82,390)
Net unrealized appreciation (depreciation)	150,405
Undistributed ordinary income	11,134
Capital loss carryforward	(267,568)

Cost for federal income tax purposes	$ 1,703,779

The tax character of distributions paid was as follows:

	November 30, 2004	November 30, 2003
Ordinary Income	$ 4,187	$ 4,752

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $407,178 and $423,767, respectively.

The fund realized a gain on the sale of an investment not meeting the investment restrictions of the fund.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .48% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 383	$ 1
Class T	.25%	.25%	4,273	33
Class B	.75%	.25%	3,542	2,658
Class C	.75%	.25%	1,928	161
			$ 10,126	$ 2,853

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 108
Class T	55
Class B*	802
Class C*	12
$ 977

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 479.31
Class T	2,463.29
Class B	1,207.34
Class C	577.30
Institutional Class	644.24
	$ 5,370

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Central Funds - continued

earned by the fund are recorded as income in the accompanying financial statements and totaled $2,142 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $38 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $122 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 1

Annual Report

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2004	2003
From net investment income
Class A	$ 602	$ 783
Class T	1,999	2,857
Institutional Class	1,586	1,112
Total	$ 4,187	$ 4,752

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2004	2003	2004	2003
Class A
Shares sold	3,629	2,665	$ 57,927	$ 38,368
Reinvestment of distributions	35	54	550	722
Shares redeemed	(3,237)	(2,107)	(51,593)	(29,861)
Net increase (decrease)	427	612	$ 6,884	$ 9,229
Class T
Shares sold	8,187	14,581	$ 129,689	$ 206,621
Reinvestment of distributions	121	204	1,893	2,700
Shares redeemed	(17,059)	(14,815)	(269,873)	(206,868)
Net increase (decrease)	(8,751)	(30)	$ (138,291)	$ 2,453
Class B
Shares sold	1,378	2,818	$ 21,259	$ 39,028
Shares redeemed	(5,959)	(5,155)	(91,608)	(69,328)
Net increase (decrease)	(4,581)	(2,337)	$ (70,349)	$ (30,300)
Class C
Shares sold	1,348	2,414	$ 20,834	$ 33,659
Shares redeemed	(3,903)	(3,373)	(60,088)	(45,433)
Net increase (decrease)	(2,555)	(959)	$ (39,254)	$ (11,774)
Institutional Class
Shares sold	14,632	7,592	$ 234,995	$ 107,531
Reinvestment of distributions	72	64	1,136	852
Shares redeemed	(3,927)	(2,849)	(63,060)	(39,910)
Net increase (decrease)	10,777	4,807	$ 173,071	$ 68,473

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth & Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth & Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth & Income Fund as of November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 14, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Growth & Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice-Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Bart A. Grenier (45)

Year of Election or Appointment: 2001

Vice President of Advisor Growth & Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Louis Salemy (42)

Year of Election or Appointment: 2002

Vice President of Advisor Growth & Income. Mr. Salemy also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Salemy managed a variety of Fidelity funds. Mr. Salemy also serves as Vice President of FMR (2000) and FMR Co., Inc. (2001).

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor Growth & Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Growth & Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Growth & Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Growth & Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Growth & Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Growth & Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Growth & Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1996 Assistant Treasurer of Advisor Growth & Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Growth & Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Growth & Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Growth & Income. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Growth & Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

Class A and Class T designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A and Class T designate 100% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 17, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.A
	# of Votes	% of Votes
Affirmative	16,294,841,572.46	67.846
Against	4,036,653,996.81	16.807
Abstain	993,877,882.58	4.139
Broker Non-Votes	2,691,734,610.28	11.208
TOTAL	24,017,108,062.13	100.000
PROPOSAL 2
To elect a Board of Trustees.A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	22,840,552,929.63	95.101
Withheld	1,176,555,132.50	4.899
TOTAL	24,017,108,062.13	100.000
Ralph F. Cox
Affirmative	22,814,730,343.25	94.994
Withheld	1,202,377,718.88	5.006
TOTAL	24,017,108,062.13	100.000
Laura B. Cronin
Affirmative	22,827,669,460.37	95.048
Withheld	1,189,438,601.76	4.952
TOTAL	24,017,108,062.13	100.000
Robert M. Gates
Affirmative	22,832,759,061.32	95.069
Withheld	1,184,349,000.81	4.931
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
George H. Heilmeier
Affirmative	22,837,906,059.00	95.090
Withheld	1,179,202,003.13	4.910
TOTAL	24,017,108,062.13	100.000
Abigail P. Johnson
Affirmative	22,819,456,149.99	95.013
Withheld	1,197,651,912.14	4.987
TOTAL	24,017,108,062.13	100.000
Edward C. Johnson 3d
Affirmative	22,810,259,696.01	94.975
Withheld	1,206,848,366.12	5.025
TOTAL	24,017,108,062.13	100.000
Donald J. Kirk
Affirmative	22,822,861,358.25	95.028
Withheld	1,194,246,703.88	4.972
TOTAL	24,017,108,062.13	100.000
Marie L. Knowles
Affirmative	22,840,012,715.43	95.099
Withheld	1,177,095,346.70	4.901
TOTAL	24,017,108,062.13	100.000
Ned C. Lautenbach
Affirmative	22,844,948,054.36	95.119
Withheld	1,172,160,007.77	4.881
TOTAL	24,017,108,062.13	100.000
Marvin L. Mann
Affirmative	22,823,351,253.51	95.030
Withheld	1,193,756,808.62	4.970
TOTAL	24,017,108,062.13	100.000
William O. McCoy
Affirmative	22,824,777,791.95	95.035
Withheld	1,192,330,270.18	4.965
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	22,847,253,473.29	95.129
Withheld	1,169,854,588.84	4.871
TOTAL	24,017,108,062.13	100.000
William S. Stavropoulos
Affirmative	22,836,942,275.18	95.086
Withheld	1,180,165,786.95	4.914
TOTAL	24,017,108,062.13	100.000
A Denotes trust-wide proposals and voting results.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AGAI-UANN-0105
1.786687.101

Fidelity® Advisor

Equity Income
Fund - Class A, Class T, Class B and Class C

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	7	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	8	An example of shareholder expenses.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	25	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	34	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	42
Trustees and Officers	43
Distributions	53
Proxy Voting Results	54

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) website at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2004	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)A	8.87%	4.32%	10.63%
Class T (incl. 3.50% sales charge)	11.25%	4.58%	10.75%
Class B (incl. contingent deferred sales charge)	9.55%	4.38%	10.82%
Class C (incl. contingent deferred sales charge)B	13.61%	4.76%	10.55%

A Class A's 12b-1 fee may have ranged over time between 0.25% and 0.35%, as an equivalent amount of brokerage commissions of up to 0.10% of the class's average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class A's 12b-1 plan currently authorizes a 0.25% 12b-1 fee. The initial offering of Class A shares took place on September 3, 1996. Returns prior to September 3, 1996 are those of Class T and reflect a 0.50% 12b-1 fee (0.65% prior to January 1, 1996).

B Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns prior to November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charges included in the past one year, past five year and past 10 year total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Income Fund - Class T on November 30, 1994, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell® 3000 Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Bob Chow, Portfolio Manager of Fidelity® Advisor Equity Income Fund

Despite surging oil prices, a struggling job market and four interest rate hikes in a five-month span, U.S. equity markets posted solid results for the 12-month period ending November 30, 2004, and were closing in on a second straight year in the black. There was great disparity in the market during the past year. For instance, value stocks trounced their growth counterparts during the period. To illustrate, the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, small- and mid-cap stocks vastly outperformed larger-cap stocks. Energy was the best-performing sector of the market, propelled by a spike in oil prices. Conversely, technology stocks dipped lower in response to a slowdown in corporate capital spending. For the 12-month period overall, the Standard & Poor's 500SM Index returned 12.86% - slightly above its historical average. Elsewhere, the Dow Jones Industrial AverageSM rose 8.85% and the tech-heavy NASDAQ Composite® Index advanced 7.50%.

Fidelity Advisor Equity Income Fund's Class A, Class T, Class B and Class C shares were up 15.51%, 15.28%, 14.55% and 14.61%, respectively, during the one-year period ending November 30, 2004. These returns were roughly in line with the 15.58% advance of the LipperSM Equity Income Objective Funds Average, but trailed the 20.00% return of the Russell 3000® Value Index. Underweighting energy - the market's top-performing sector - caused a significant portion of the fund's underperformance relative to its index. For example, index components such as integrated oil producers Exxon Mobil and ConocoPhillips posted large gains, but the fund was underweighted in them. Elsewhere, unfavorable stock picking in the financial sector also held back the fund's relative results. Specifically, we owned larger positions than the index in poor-performing insurance firms Marsh & McLennan and American International Group, which were among the fund's biggest relative detractors. Turning to contributors, overweighting several top-performing clothing store chains, such as American Eagle Outfitters and Abercrombie & Fitch, helped the fund's retail holdings significantly outperform those in the index. Meanwhile, maintaining larger positions than the index in industrial conglomerate Tyco International and aerospace manufacturer Boeing also worked out well, as both stocks appreciated nicely.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class A
Actual	$ 1,000.00	$ 1,055.40	$ 5.19
HypotheticalA	$ 1,000.00	$ 1,019.89	$ 5.11
Class T
Actual	$ 1,000.00	$ 1,054.40	$ 6.37
HypotheticalA	$ 1,000.00	$ 1,018.72	$ 6.28
	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class B
Actual	$ 1,000.00	$ 1,051.00	$ 9.49
HypotheticalA	$ 1,000.00	$ 1,015.63	$ 9.37
Class C
Actual	$ 1,000.00	$ 1,051.30	$ 9.28
HypotheticalA	$ 1,000.00	$ 1,015.84	$ 9.16
Institutional Class
Actual	$ 1,000.00	$ 1,056.80	$ 3.60
HypotheticalA	$ 1,000.00	$ 1,021.46	$ 3.54

A 5% return per year before expenses

*Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.01%
Class T	1.24%
Class B	1.85%
Class C	1.81%
Institutional Class	.70%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	4.0	3.6
American International Group, Inc.	3.6	3.0
Citigroup, Inc.	3.2	2.9
Bank of America Corp.	2.6	2.3
BellSouth Corp.	1.9	1.5
Microsoft Corp.	1.6	1.1
General Electric Co.	1.5	0.1
J.P. Morgan Chase & Co.	1.4	0.4
Wells Fargo & Co.	1.4	1.2
ChevronTexaco Corp.	1.4	1.2
	22.6
Top Five Market Sectors as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.3	24.6
Consumer Discretionary	14.0	17.5
Information Technology	13.1	10.5
Industrials	11.5	11.2
Energy	9.3	8.8
Asset Allocation (% of fund's net assets)
As of November 30, 2004 *		As of May 31, 2004 **
	Stocks 97.7%		Stocks 99.4%
	Convertible Securities 0.6%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets 1.7%		Short-Term Investments and Net Other Assets 0.4%
* Foreign investments	6.0%	** Foreign investments	6.4%

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 14.0%
Auto Components - 0.4%
Goodyear Tire & Rubber Co. (a)(d)	400,000	$ 5,048
TRW Automotive Holdings Corp.	945,800	20,032
		25,080
Automobiles - 0.1%
Harley-Davidson, Inc.	140,000	8,095
Hotels, Restaurants & Leisure - 1.7%
Brinker International, Inc. (a)	120,000	4,096
California Pizza Kitchen, Inc. (a)	689,410	17,270
Mandalay Resort Group	100,000	6,970
McDonald's Corp.	1,480,000	45,495
Outback Steakhouse, Inc.	280,000	12,124
Panera Bread Co. Class A (a)(d)	220,000	8,787
Ruby Tuesday, Inc.	100,000	2,755
Sonic Corp. (a)	330,000	9,626
		107,123
Household Durables - 1.1%
D.R. Horton, Inc.	240,000	8,450
Furniture Brands International, Inc.	120,000	2,915
Hunter Douglas NV	260,000	13,099
Koninklijke Philips Electronics NV (NY Shares)	120,000	3,089
Leggett & Platt, Inc.	280,000	8,358
Lennar Corp. Class A	200,000	8,986
Maytag Corp.	400,000	8,040
Snap-On, Inc.	60,000	1,897
Sony Corp.	320,000	11,635
Whirlpool Corp.	120,000	7,746
		74,215
Internet & Catalog Retail - 0.1%
IAC/InterActiveCorp (a)	200,000	4,938
Leisure Equipment & Products - 0.2%
Eastman Kodak Co.	260,000	8,505
Nautilus Group, Inc. (d)	60,000	1,307
Oakley, Inc.	120,000	1,458
		11,270
Media - 5.7%
ADVO, Inc.	100,000	3,511
Belo Corp. Series A	1,300,000	32,786
Clear Channel Communications, Inc.	379,000	12,765
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Comcast Corp.:
Class A (a)	380,000	$ 11,415
Class A (special) (a)	220,000	6,523
Dow Jones & Co., Inc.	100,000	4,275
Emmis Communications Corp. Class A (a)	396,700	7,335
Fox Entertainment Group, Inc. Class A (a)	920,000	27,048
Gannett Co., Inc.	80,000	6,599
Interactive Data Corp. (a)	200,000	4,104
Journal Communications, Inc. Class A	1,220,000	21,399
Knight-Ridder, Inc.	40,000	2,724
McGraw-Hill Companies, Inc.	120,000	10,528
Meredith Corp.	515,000	27,151
Omnicom Group, Inc.	40,000	3,240
Regal Entertainment Group Class A (d)	40,000	833
The DIRECTV Group, Inc. (a)	300,000	4,797
The New York Times Co. Class A	280,000	11,480
The Reader's Digest Association, Inc. (non-vtg.)	809,900	11,582
Time Warner, Inc. (a)	3,200,000	56,672
Tribune Co.	640,000	27,757
Viacom, Inc. Class B (non-vtg.)	1,600,000	55,520
Walt Disney Co.	640,000	17,203
		367,247
Multiline Retail - 1.1%
Dollar Tree Stores, Inc. (a)	240,000	6,679
Nordstrom, Inc.	1,300,000	56,875
Target Corp.	180,000	9,220
		72,774
Specialty Retail - 3.0%
Abercrombie & Fitch Co. Class A	700,000	31,885
American Eagle Outfitters, Inc.	400,000	16,708
Big 5 Sporting Goods Corp.	340,000	9,258
Blockbuster, Inc.:
Class A (d)	97,095	823
Class B	97,095	771
Borders Group, Inc.	840,000	19,135
Cost Plus, Inc. (a)	160,000	5,085
Gymboree Corp. (a)	500,000	5,895
Home Depot, Inc.	220,000	9,185
Hot Topic, Inc. (a)	400,000	6,548
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Kirkland's, Inc. (a)	115,602	$ 1,110
Linens 'N Things, Inc. (a)	160,000	3,974
Michaels Stores, Inc.	160,000	4,373
Office Depot, Inc. (a)	600,000	9,840
OfficeMax, Inc. Delaware	140,000	4,238
Pacific Sunwear of California, Inc. (a)	380,000	8,440
Sherwin-Williams Co.	460,000	20,516
Sports Authority, Inc. (a)	100,000	2,851
Staples, Inc.	200,000	6,382
Talbots, Inc.	152,900	4,376
Tiffany & Co., Inc.	80,000	2,448
Too, Inc. (a)	105,900	2,690
Toys 'R' Us, Inc. (a)	420,000	8,123
Weight Watchers International, Inc. (a)	220,000	8,723
West Marine, Inc. (a)	160,000	3,696
		197,073
Textiles, Apparel & Luxury Goods - 0.6%
Liz Claiborne, Inc.	780,000	32,035
Reebok International Ltd.	200,000	7,776
Tommy Hilfiger Corp. (a)	79,100	775
		40,586
TOTAL CONSUMER DISCRETIONARY		908,401
CONSUMER STAPLES - 8.7%
Beverages - 1.2%
Anheuser-Busch Companies, Inc.	620,000	31,056
Coca-Cola Enterprises, Inc.	180,000	3,744
Cott Corp. (a)	300,000	7,609
PepsiCo, Inc.	60,000	2,995
The Coca-Cola Co.	840,000	33,020
		78,424
Food & Staples Retailing - 1.3%
Albertsons, Inc.	1,200,000	30,360
CVS Corp.	560,000	25,407
Longs Drug Stores Corp.	220,000	5,874
Performance Food Group Co. (a)	100,000	2,624
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Safeway, Inc. (a)	900,000	$ 17,352
Wal-Mart Stores, Inc.	100,000	5,206
		86,823
Food Products - 1.8%
Del Monte Foods Co. (a)	720,000	7,812
H.J. Heinz Co.	340,000	12,634
Hershey Foods Corp.	240,000	12,432
John B. Sanfilippo & Son, Inc.	52,000	1,154
Kellogg Co.	220,000	9,614
Kraft Foods, Inc. Class A	620,000	21,204
The J.M. Smucker Co.	160,000	7,277
Unilever NV (NY Shares)	500,000	31,500
Wm. Wrigley Jr. Co.	160,000	11,008
		114,635
Household Products - 1.9%
Clorox Co.	160,000	8,819
Colgate-Palmolive Co.	740,000	34,033
Kimberly-Clark Corp.	950,000	60,430
Procter & Gamble Co.	220,000	11,766
Rayovac Corp. (a)	300,000	8,904
		123,952
Personal Products - 1.2%
Avon Products, Inc.	160,000	6,006
Estee Lauder Companies, Inc. Class A	600,000	26,184
Gillette Co.	1,101,400	47,900
		80,090
Tobacco - 1.3%
Altria Group, Inc.	1,400,000	80,486
TOTAL CONSUMER STAPLES		564,410
ENERGY - 9.3%
Energy Equipment & Services - 1.9%
Baker Hughes, Inc.	500,000	22,165
BJ Services Co. (d)	640,000	32,429
ENSCO International, Inc.	340,000	10,645
Nabors Industries Ltd. (a)	220,000	11,440
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Equipment & Services - continued
Schlumberger Ltd. (NY Shares)	480,000	$ 31,502
Varco International, Inc. (a)	620,000	18,439
		126,620
Oil & Gas - 7.4%
Apache Corp.	160,000	8,650
BP PLC sponsored ADR	1,100,000	67,485
ChevronTexaco Corp.	1,680,000	91,728
ConocoPhillips	360,000	32,756
Exxon Mobil Corp.	5,100,000	261,373
Teekay Shipping Corp.	140,000	7,456
Valero Energy Corp.	200,000	9,358
		478,806
TOTAL ENERGY		605,426
FINANCIALS - 25.3%
Capital Markets - 4.6%
Bank of New York Co., Inc.	580,000	19,088
Charles Schwab Corp.	1,200,000	12,936
Federated Investors, Inc. Class B (non-vtg.)	240,000	7,061
Goldman Sachs Group, Inc.	160,000	16,762
Janus Capital Group, Inc.	2,800,000	46,340
LaBranche & Co., Inc. (a)(d)	300,000	2,403
Lehman Brothers Holdings, Inc.	400,000	33,512
Merrill Lynch & Co., Inc.	1,100,000	61,281
Morgan Stanley	1,400,000	71,050
State Street Corp.	580,000	25,845
		296,278
Commercial Banks - 5.6%
Bank of America Corp.	3,600,000	166,572
U.S. Bancorp, Delaware	900,000	26,667
Wachovia Corp.	1,500,000	77,625
Wells Fargo & Co.	1,500,000	92,655
		363,519
Consumer Finance - 0.5%
American Express Co.	540,000	30,083
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financial Services - 4.6%
Citigroup, Inc.	4,600,000	$ 205,850
J.P. Morgan Chase & Co.	2,500,000	94,125
		299,975
Insurance - 8.5%
ACE Ltd.	640,000	25,869
AFLAC, Inc.	280,000	10,534
Allstate Corp.	1,200,000	60,600
American International Group, Inc.	3,700,000	234,395
Aon Corp.	360,000	7,603
Hartford Financial Services Group, Inc.	700,000	44,800
Marsh & McLennan Companies, Inc.	1,000,000	28,590
MBIA, Inc.	80,000	4,797
PartnerRe Ltd.	480,000	29,386
SAFECO Corp.	160,000	7,755
Scottish Re Group Ltd.	160,000	3,680
St. Paul Travelers Companies, Inc.	1,400,000	51,072
The Chubb Corp.	580,000	44,202
		553,283
Real Estate - 0.2%
Duke Realty Corp.	280,000	9,674
Thrifts & Mortgage Finance - 1.3%
Fannie Mae	780,000	53,586
Freddie Mac	220,000	15,017
New York Community Bancorp, Inc.	380,000	7,516
Washington Mutual, Inc.	260,000	10,585
		86,704
TOTAL FINANCIALS		1,639,516
HEALTH CARE - 6.4%
Biotechnology - 0.3%
Charles River Laboratories International, Inc. (a)	180,000	8,415
Chiron Corp. (a)	140,000	4,560
QLT, Inc. (a)	200,000	3,241
		16,216
Health Care Equipment & Supplies - 2.2%
Bausch & Lomb, Inc.	280,000	16,486
Baxter International, Inc.	500,000	15,825
Becton, Dickinson & Co.	500,000	27,390
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Bio-Rad Laboratories, Inc. Class A (a)	80,000	$ 4,536
Boston Scientific Corp. (a)	100,000	3,481
C.R. Bard, Inc.	240,000	14,378
Dade Behring Holdings, Inc. (a)	240,000	12,886
Datascope Corp.	100,000	4,009
Fisher Scientific International, Inc. (a)	180,000	10,177
Haemonetics Corp. (a)	220,000	7,678
Hillenbrand Industries, Inc.	120,000	6,600
Mentor Corp.	140,000	4,320
Sola International, Inc. (a)	200,000	4,320
Varian, Inc. (a)	200,000	7,490
VISX, Inc. (a)	200,000	5,172
		144,748
Health Care Providers & Services - 0.7%
Caremark Rx, Inc. (a)	160,000	5,722
ICON PLC sponsored ADR (a)	10,200	381
Medco Health Solutions, Inc. (a)	144,720	5,459
Pharmaceutical Product Development, Inc. (a)	80,000	3,369
Quest Diagnostics, Inc.	120,000	11,250
UnitedHealth Group, Inc.	220,000	18,227
		44,408
Pharmaceuticals - 3.2%
Abbott Laboratories	280,000	11,749
Bristol-Myers Squibb Co.	1,200,000	28,200
Forest Laboratories, Inc. (a)	120,000	4,676
Johnson & Johnson	460,000	27,747
Merck & Co., Inc.	1,700,000	47,634
Novartis AG sponsored ADR	580,000	27,869
Pfizer, Inc.	720,000	19,994
Schering-Plough Corp.	360,000	6,426
Wyeth	800,000	31,896
		206,191
TOTAL HEALTH CARE		411,563
INDUSTRIALS - 11.5%
Aerospace & Defense - 3.5%
EADS NV	1,100,000	33,266
Goodrich Corp.	400,000	12,700
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
Honeywell International, Inc.	620,000	$ 21,905
Lockheed Martin Corp.	1,200,000	73,008
Northrop Grumman Corp.	300,000	16,899
Precision Castparts Corp.	100,000	6,484
The Boeing Co.	900,000	48,213
United Technologies Corp.	140,000	13,661
		226,136
Air Freight & Logistics - 0.1%
United Parcel Service, Inc. Class B	100,000	8,415
Commercial Services & Supplies - 1.0%
Cintas Corp.	80,000	3,578
Corinthian Colleges, Inc. (a)	400,000	6,970
Deluxe Corp.	100,000	3,954
Equifax, Inc.	220,000	6,076
H&R Block, Inc.	100,000	4,770
Imagistics International, Inc. (a)	100,000	3,580
Pitney Bowes, Inc.	160,000	7,003
Republic Services, Inc.	280,000	8,817
Waste Management, Inc.	240,000	7,154
Watson Wyatt & Co. Holdings Class A	560,000	14,930
		66,832
Construction & Engineering - 0.2%
Fluor Corp.	280,000	14,532
Electrical Equipment - 0.1%
A.O. Smith Corp.	160,000	4,808
Hubbell, Inc. Class B	40,000	1,944
		6,752
Industrial Conglomerates - 3.0%
3M Co.	500,000	39,795
General Electric Co.	2,800,000	99,008
Tyco International Ltd.	1,600,000	54,352
		193,155
Machinery - 1.9%
AGCO Corp. (a)	640,000	13,946
Caterpillar, Inc.	240,000	21,972
Crane Co.	220,000	6,657
Eaton Corp.	200,000	13,480
Illinois Tool Works, Inc.	80,000	7,538
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Machinery - continued
Ingersoll-Rand Co. Ltd. Class A	320,000	$ 23,814
Kennametal, Inc.	220,861	11,330
Navistar International Corp. (a)	140,000	5,761
SPX Corp.	180,000	7,400
Timken Co.	260,000	6,760
		118,658
Road & Rail - 0.8%
Burlington Northern Santa Fe Corp.	700,000	31,528
Swift Transportation Co., Inc. (a)	180,000	3,508
Union Pacific Corp.	280,000	17,763
		52,799
Trading Companies & Distributors - 0.9%
W.W. Grainger, Inc.	960,000	59,386
TOTAL INDUSTRIALS		746,665
INFORMATION TECHNOLOGY - 13.1%
Communications Equipment - 1.3%
Adtran, Inc.	100,000	2,241
Aspect Communications Corp. (a)	120,000	1,302
Foundry Networks, Inc. (a)	200,000	2,670
Motorola, Inc.	2,100,000	40,446
Nokia Corp. sponsored ADR	1,700,000	27,489
Scientific-Atlanta, Inc.	380,000	11,256
SeaChange International, Inc. (a)(d)	120,000	2,050
		87,454
Computers & Peripherals - 3.1%
Electronics for Imaging, Inc. (a)	200,000	3,346
Hewlett-Packard Co.	2,700,000	54,000
International Business Machines Corp.	800,000	75,392
NCR Corp. (a)	300,000	17,919
QLogic Corp. (a)	320,000	11,005
Seagate Technology	260,000	3,895
Storage Technology Corp. (a)	1,020,000	29,723
Western Digital Corp. (a)	600,000	5,862
		201,142
Electronic Equipment & Instruments - 0.8%
Arrow Electronics, Inc. (a)	600,000	14,718
Avnet, Inc. (a)	60,000	1,104
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Celestica, Inc. (sub. vtg.) (a)	220,000	$ 3,348
Flextronics International Ltd. (a)	900,000	12,915
Kyocera Corp.	160,000	11,246
Tech Data Corp. (a)	120,000	5,447
		48,778
Internet Software & Services - 0.2%
Digital Insight Corp. (a)	140,000	2,286
WebEx Communications, Inc. (a)(d)	380,000	9,021
		11,307
IT Services - 1.4%
Affiliated Computer Services, Inc. Class A (a)	60,000	3,551
Ceridian Corp. (a)	1,500,000	28,365
Computer Sciences Corp. (a)	280,000	15,148
DST Systems, Inc. (a)	80,000	3,900
Electronic Data Systems Corp.	380,000	8,531
First Data Corp.	94,900	3,899
ManTech International Corp. Class A (a)	220,000	5,267
Sabre Holdings Corp. Class A	160,000	3,693
SunGard Data Systems, Inc. (a)	340,000	9,013
Titan Corp. (a)	440,000	7,088
		88,455
Office Electronics - 0.7%
Canon, Inc. ADR	240,000	12,041
Xerox Corp. (a)	2,200,000	33,704
		45,745
Semiconductors & Semiconductor Equipment - 3.0%
Applied Materials, Inc. (a)	2,000,000	33,280
ASM International NV (Nasdaq) (a)	300,000	4,770
Cabot Microelectronics Corp. (a)	300,000	11,085
Cymer, Inc. (a)	240,000	7,301
DSP Group, Inc. (a)	200,000	4,436
Fairchild Semiconductor International, Inc. (a)	900,000	13,770
Freescale Semiconductor, Inc. Class A	1,500,000	26,490
Intel Corp.	200,000	4,470
Intersil Corp. Class A	240,000	3,864
Kulicke & Soffa Industries, Inc. (a)	1,000,000	7,480
Microchip Technology, Inc.	160,000	4,509
MKS Instruments, Inc. (a)	176,800	3,004
Mykrolis Corp. (a)	400,000	4,904
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
National Semiconductor Corp. (a)	2,600,000	$ 40,196
Photronics, Inc. (a)	100,000	1,884
Silicon Laboratories, Inc. (a)	160,000	4,822
Teradyne, Inc. (a)	240,000	4,094
Texas Instruments, Inc.	600,000	14,508
Varian Semiconductor Equipment Associates, Inc. (a)	72,100	2,561
		197,428
Software - 2.6%
BEA Systems, Inc. (a)	700,000	5,656
Business Objects SA sponsored ADR (a)(d)	100,000	2,328
Fair, Isaac & Co., Inc.	220,000	7,300
Intuit, Inc. (a)	80,000	3,347
JDA Software Group, Inc. (a)	200,000	2,624
Macrovision Corp. (a)	240,000	6,372
Microsoft Corp.	3,900,000	104,559
Oracle Corp. (a)	500,000	6,330
PeopleSoft, Inc. (a)	200,000	4,722
Quest Software, Inc. (a)	420,000	6,502
Reynolds & Reynolds Co. Class A	200,000	4,746
Take-Two Interactive Software, Inc. (a)	80,000	2,796
THQ, Inc. (a)	200,000	4,292
VERITAS Software Corp. (a)	300,000	6,570
Verity, Inc. (a)	240,000	3,290
		171,434
TOTAL INFORMATION TECHNOLOGY		851,743
MATERIALS - 3.5%
Chemicals - 1.7%
Air Products & Chemicals, Inc.	80,000	4,580
Airgas, Inc.	200,000	5,316
Cytec Industries, Inc.	100,000	4,861
FMC Corp. (a)	320,000	15,856
International Flavors & Fragrances, Inc.	700,000	28,350
Monsanto Co.	140,000	6,443
PPG Industries, Inc.	220,000	14,843
Praxair, Inc.	600,000	26,940
Sensient Technologies Corp.	1,100	25
		107,214
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Containers & Packaging - 0.2%
Ball Corp.	81,736	$ 3,656
Smurfit-Stone Container Corp. (a)	200,000	3,592
Temple-Inland, Inc.	60,000	3,575
		10,823
Metals & Mining - 0.9%
Alcoa, Inc.	820,000	27,864
Newmont Mining Corp.	300,000	14,205
Phelps Dodge Corp.	160,000	15,541
		57,610
Paper & Forest Products - 0.7%
International Paper Co.	440,000	18,269
MeadWestvaco Corp.	260,000	8,749
Weyerhaeuser Co.	320,000	21,120
		48,138
TOTAL MATERIALS		223,785
TELECOMMUNICATION SERVICES - 4.9%
Diversified Telecommunication Services - 4.9%
BellSouth Corp.	4,700,000	126,054
CenturyTel, Inc.	80,000	2,634
SBC Communications, Inc.	2,800,000	70,476
Sprint Corp.	1,600,000	36,496
Verizon Communications, Inc.	2,000,000	82,460
		318,120
UTILITIES - 1.0%
Electric Utilities - 0.8%
Cinergy Corp.	180,000	7,450
Consolidated Edison, Inc.	140,000	6,139
FirstEnergy Corp.	360,000	15,203
NSTAR	160,000	8,104
Wisconsin Energy Corp.	380,000	12,643
		49,539
Gas Utilities - 0.1%
KeySpan Corp.	220,000	8,694
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Multi-Utilities & Unregulated Power - 0.1%
Energy East Corp.	160,000	$ 4,027
TOTAL UTILITIES		62,260
TOTAL COMMON STOCKS (Cost $5,238,069)		6,331,889
Convertible Preferred Stocks - 0.6%

CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
J.N. Taylor Holdings Ltd. 9.5% (a)	50,000	0
HEALTH CARE - 0.4%
Health Care Equipment & Supplies - 0.4%
Baxter International, Inc. 7.00%	500,000	26,200
UTILITIES - 0.2%
Multi-Utilities & Unregulated Power - 0.2%
Dominion Resources, Inc. 8.75%	180,000	9,655
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $35,197)		35,855
Money Market Funds - 1.8%

Fidelity Cash Central Fund, 1.79% (b)	99,514,354	99,514
Fidelity Securities Lending Cash Central Fund, 1.77% (b)(c)	18,166,375	18,166
TOTAL MONEY MARKET FUNDS (Cost $117,680)		117,680
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $5,390,946)		6,485,424
NET OTHER ASSETS - (0.1)%		(7,458)
NET ASSETS - 100%		$ 6,477,966
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Income Tax Information
The fund hereby designates approximately $11,924,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2004

Assets
Investment in securities, at value (including securities loaned of $17,452) (cost $5,390,946) - See accompanying schedule		$ 6,485,424
Cash		774
Receivable for investments sold		24,684
Receivable for fund shares sold		10,274
Dividends receivable		22,475
Interest receivable		193
Prepaid expenses		25
Receivable from investment adviser for expense reductions		7
Other affiliated receivables		18
Other receivables		478
Total assets		6,544,352

Liabilities
Payable for investments purchased	$ 32,339
Payable for fund shares redeemed	9,704
Accrued management fee	2,535
Distribution fees payable	2,109
Other affiliated payables	1,348
Other payables and accrued expenses	185
Collateral on securities loaned, at value	18,166
Total liabilities		66,386

Net Assets		$ 6,477,966
Net Assets consist of:
Paid in capital		$ 5,247,381
Undistributed net investment income		21,600
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		114,501
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,094,484
Net Assets		$ 6,477,966

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($870,427 ÷ 31,553 shares)	$ 27.59

Maximum offering price per share (100/94.25 of $27.59)	$ 29.27
Class T: Net Asset Value and redemption price per share ($2,896,321 ÷ 103,866 shares)	$ 27.89

Maximum offering price per share (100/96.50 of $27.89)	$ 28.90
Class B: Net Asset Value and offering price per share ($572,914 ÷ 20,745 shares) A	$ 27.62

Class C: Net Asset Value and offering price per share ($312,984 ÷ 11,308 shares) A	$ 27.68

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,825,320 ÷ 64,683 shares)	$ 28.22

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2004

Investment Income
Dividends		$ 104,230
Special Dividends		11,700
Interest		1,312
Security lending		389
Total income		117,631

Expenses
Management fee	$ 27,265
Transfer agent fees	13,023
Distribution fees	23,375
Accounting and security lending fees	1,145
Non-interested trustees' compensation	34
Appreciation in deferred trustee compensation account	11
Custodian fees and expenses	87
Registration fees	301
Audit	66
Legal	16
Miscellaneous	501
Total expenses before reductions	65,824
Expense reductions	(894)	64,930
Net investment income (loss)		52,701
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	157,464
Foreign currency transactions	59
Futures contracts	1,935
Total net realized gain (loss)		159,458
Change in net unrealized appreciation (depreciation) on: Investment securities	581,242
Assets and liabilities in foreign currencies	5
Total change in net unrealized appreciation (depreciation)		581,247
Net gain (loss)		740,705
Net increase (decrease) in net assets resulting from operations		$ 793,406

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2004	Year ended November 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 52,701	$ 38,706
Net realized gain (loss)	159,458	234,138
Change in net unrealized appreciation (depreciation)	581,247	333,213
Net increase (decrease) in net assets resulting from operations	793,406	606,057
Distributions to shareholders from net investment income	(37,624)	(38,199)
Share transactions - net increase (decrease)	829,599	341,785
Total increase (decrease) in net assets	1,585,381	909,643

Net Assets
Beginning of period	4,892,585	3,982,942
End of period (including undistributed net investment income of $21,600 and undistributed net investment income of $8,254, respectively)	$ 6,477,966	$ 4,892,585

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 24.07	$ 21.12	$ 23.73	$ 26.42	$ 27.72
Income from Investment Operations
Net investment income (loss) C	.28 E	.24	.21	.22	.38
Net realized and unrealized gain (loss)	3.44	2.94	(2.39)	.20	1.41
Total from investment operations	3.72	3.18	(2.18)	.42	1.79
Distributions from net investment income	(.20)	(.23)	(.20)	(.27)	(.34)
Distributions from net realized gain	-	-	(.23)	(2.84)	(2.75)
Total distributions	(.20)	(.23)	(.43)	(3.11)	(3.09)
Net asset value, end of period	$ 27.59	$ 24.07	$ 21.12	$ 23.73	$ 26.42
Total Return A, B	15.51%	15.22%	(9.35)%	1.36%	7.21%
Ratios to Average Net Assets D
Expenses before expense reductions	1.01%	1.01%	1.01%	.98%	1.00%
Expenses net of voluntary waivers, if any	1.01%	1.01%	1.01%	.98%	1.00%
Expenses net of all reductions	.99%	.98%	.97%	.95%	.97%
Net investment income (loss)	1.06%	1.10%	.93%	.88%	1.51%
Supplemental Data
Net assets, end of period (in millions)	$ 870	$ 589	$ 464	$ 371	$ 161
Portfolio turnover rate	33%	44%	40%	60%	101%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Investment income per share reflects a special dividend which amounted to $.05 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 24.34	$ 21.36	$ 23.98	$ 26.67	$ 27.95
Income from Investment Operations
Net investment income (loss) C	.22 E	.19	.16	.16	.34
Net realized and unrealized gain (loss)	3.49	2.98	(2.42)	.20	1.41
Total from investment operations	3.71	3.17	(2.26)	.36	1.75
Distributions from net investment income	(.16)	(.19)	(.13)	(.21)	(.28)
Distributions from net realized gain	-	-	(.23)	(2.84)	(2.75)
Total distributions	(.16)	(.19)	(.36)	(3.05)	(3.03)
Net asset value, end of period	$ 27.89	$ 24.34	$ 21.36	$ 23.98	$ 26.67
Total Return A, B	15.28%	14.97%	(9.57)%	1.10%	6.97%
Ratios to Average Net Assets D
Expenses before expense reductions	1.23%	1.25%	1.25%	1.22%	1.21%
Expenses net of voluntary waivers, if any	1.23%	1.25%	1.25%	1.22%	1.21%
Expenses net of all reductions	1.22%	1.22%	1.20%	1.19%	1.18%
Net investment income (loss)	.83%	.86%	.70%	.65%	1.30%
Supplemental Data
Net assets, end of period (in millions)	$ 2,896	$ 2,289	$ 1,903	$ 2,058	$ 1,889
Portfolio turnover rate	33%	44%	40%	60%	101%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Investment income per share reflects a special dividend which amounted to $.05 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 24.13	$ 21.18	$ 23.80	$ 26.49	$ 27.79
Income from Investment Operations
Net investment income (loss) C	.06 E	.06	.02	.03	.20
Net realized and unrealized gain (loss)	3.45	2.95	(2.39)	.20	1.40
Total from investment operations	3.51	3.01	(2.37)	.23	1.60
Distributions from net investment income	(.02)	(.06)	(.02)	(.08)	(.15)
Distributions from net realized gain	-	-	(.23)	(2.84)	(2.75)
Total distributions	(.02)	(.06)	(.25)	(2.92)	(2.90)
Net asset value, end of period	$ 27.62	$ 24.13	$ 21.18	$ 23.80	$ 26.49
Total Return A, B	14.55%	14.25%	(10.07)%	.57%	6.38%
Ratios to Average Net Assets D
Expenses before expense reductions	1.86%	1.85%	1.84%	1.77%	1.75%
Expenses net of voluntary waivers, if any	1.85%	1.85%	1.84%	1.77%	1.75%
Expenses net of all reductions	1.84%	1.82%	1.79%	1.73%	1.72%
Net investment income (loss)	.22%	.26%	.11%	.10%	.76%
Supplemental Data
Net assets, end of period (in millions)	$ 573	$ 531	$ 472	$ 620	$ 697
Portfolio turnover rate	33%	44%	40%	60%	101%
A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Investment income per share reflects a special dividend which amounted to $.05 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 24.17	$ 21.22	$ 23.84	$ 26.51	$ 27.81
Income from Investment Operations
Net investment income (loss) C	.07 E	.06	.03	.03	.19
Net realized and unrealized gain (loss)	3.46	2.96	(2.40)	.22	1.42
Total from investment operations	3.53	3.02	(2.37)	.25	1.61
Distributions from net investment income	(.02)	(.07)	(.02)	(.08)	(.16)
Distributions from net realized gain	-	-	(.23)	(2.84)	(2.75)
Total distributions	(.02)	(.07)	(.25)	(2.92)	(2.91)
Net asset value, end of period	$ 27.68	$ 24.17	$ 21.22	$ 23.84	$ 26.51
Total Return A, B	14.61%	14.27%	(10.06)%	.65%	6.41%
Ratios to Average Net Assets D
Expenses before expense reductions	1.81%	1.81%	1.79%	1.74%	1.74%
Expenses net of voluntary waivers, if any	1.81%	1.81%	1.79%	1.74%	1.74%
Expenses net of all reductions	1.79%	1.78%	1.75%	1.71%	1.71%
Net investment income (loss)	.26%	.30%	.15%	.12%	.77%
Supplemental Data
Net assets, end of period (in millions)	$ 313	$ 220	$ 159	$ 136	$ 69
Portfolio turnover rate	33%	44%	40%	60%	101%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Investment income per share reflects a special dividend which amounted to $.05 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 24.61	$ 21.59	$ 24.24	$ 26.93	$ 28.19
Income from Investment Operations
Net investment income (loss) B	.37 D	.31	.29	.29	.47
Net realized and unrealized gain (loss)	3.52	3.01	(2.44)	.21	1.44
Total from investment operations	3.89	3.32	(2.15)	.50	1.91
Distributions from net investment income	(.28)	(.30)	(.27)	(.35)	(.42)
Distributions from net realized gain	-	-	(.23)	(2.84)	(2.75)
Total distributions	(.28)	(.30)	(.50)	(3.19)	(3.17)
Net asset value, end of period	$ 28.22	$ 24.61	$ 21.59	$ 24.24	$ 26.93
Total Return A	15.88%	15.59%	(9.04)%	1.67%	7.57%
Ratios to Average Net Assets C
Expenses before expense reductions	.69%	.68%	.69%	.69%	.68%
Expenses net of voluntary waivers, if any	.69%	.68%	.69%	.69%	.68%
Expenses net of all reductions	.67%	.65%	.64%	.65%	.65%
Net investment income (loss)	1.38%	1.43%	1.26%	1.18%	1.83%
Supplemental Data
Net assets, end of period (in millions)	$ 1,825	$ 1,264	$ 985	$ 714	$ 468
Portfolio turnover rate	33%	44%	40%	60%	101%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Investment income per share reflects a special dividend which amounted to $.05 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Equity Income Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,319,186
Unrealized depreciation	(229,693)
Net unrealized appreciation (depreciation)	1,089,493
Undistributed ordinary income	21,687
Undistributed long-term capital gain	105,533

Cost for federal income tax purposes	$ 5,395,931

The tax character of distributions paid was as follows:

	November 30, 2004	November 30, 2003
Ordinary Income	$ 37,624	$ 38,199

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,750,338 and $1,882,422, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .48% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 1,813	$ 2
Class T	.25%	.25%	13,211	82
Class B	.75%	.25%	5,659	4,245
Class C	.75%	.25%	2,692	633
			$ 23,375	$ 4,962

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 482
Class T	211
Class B*	907
Class C*	31
$ 1,631

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,767.24
Class T	5,817.22
Class B	1,963.35
Class C	786.29
Institutional Class	2,690.18
	$ 13,023

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,303 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $179 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. At period end, there were no interfund loans outstanding. The fund's activity in this program during the period was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Earned (included in interest income)	Interest Expense
Borrower	$ 5,886	1.12%	-	$ -

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities

Annual Report

6. Security Lending - continued

loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class B	1.85%	$ 59

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $833 for the period. In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expenses are noted in the table below.

	Transfer Agent expense reduction	Custody expense reduction
Fund Level		$ 1
Class A	$ 1
	$ 1	$ 1

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2004	2003
From net investment income
Class A	$ 5,399	$ 5,261
Class T	15,804	17,049
Class B	441	1,317
Class C	186	564
Institutional Class	15,794	14,008
Total	$ 37,624	$ 38,199

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended November 30,		Years ended November 30,
	2004	2003	2004	2003
Class A
Shares sold	12,186	8,302	$ 319,511	$ 176,698
Reinvestment of distributions	191	232	4,989	4,884
Shares redeemed	(5,298)	(6,020)	(138,763)	(126,019)
Net increase (decrease)	7,079	2,514	$ 185,737	$ 55,563
Class T
Shares sold	31,572	26,895	$ 836,006	$ 585,308
Reinvestment of distributions	579	767	15,215	16,329
Shares redeemed	(22,308)	(22,699)	(591,396)	(482,313)
Net increase (decrease)	9,843	4,963	$ 259,825	$ 119,324
Class B
Shares sold	4,083	3,817	$ 107,199	$ 81,717
Reinvestment of distributions	16	55	394	1,170
Shares redeemed	(5,340)	(4,159)	(140,315)	(87,184)
Net increase (decrease)	(1,241)	(287)	$ (32,722)	$ (4,297)
Class C
Shares sold	4,255	3,321	$ 112,060	$ 72,467
Reinvestment of distributions	6	23	161	490
Shares redeemed	(2,069)	(1,739)	(54,380)	(36,496)
Net increase (decrease)	2,192	1,605	$ 57,841	$ 36,461
Institutional Class
Shares sold	25,738	21,156	$ 689,263	$ 460,094
Reinvestment of distributions	469	513	12,523	11,055
Shares redeemed	(12,888)	(15,959)	(342,868)	(336,415)
Net increase (decrease)	13,319	5,710	$ 358,918	$ 134,734

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Income Fund as of November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 14, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Equity Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Bart A. Grenier (46)

Year of Election or Appointment: 2001

Vice President of Advisor Equity Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

C. Robert Chow (43)
Year of Election or Appointment: 1998 Vice President of Advisor Equity Income. Mr. Chow also serves as Vice President of FMR and FMR Co., Inc. (2001).
Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor Equity Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Equity Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Equity Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Equity Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Equity Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Equity Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Equity Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1986 Assistant Treasurer of Advisor Equity Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Equity Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Equity Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Equity Income. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 1998

Assistant Treasurer of Advisor Equity Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Equity Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/20/04 1/10/05	12/17/04 1/7/05	$0.12 -	$0.38 $0.08
Class T	12/20/04 1/10/05	12/17/04 1/7/05	$0.10 -	$0.38 $0.08
Class B	12/20/04 1/10/05	12/17/04 1/7/05	$0.06 -	$0.38 $0.08
Class C	12/20/04 1/10/05	12/17/04 1/7/05	$0.07 -	$0.38 $0.08

A total of .08% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class A, Class T, Class B ,and Class C designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B ,and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 17, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	16,294,841,572.46	67.846
Against	4,036,653,996.81	16.807
Abstain	993,877,882.58	4.139
Broker Non-Votes	2,691,734,610.28	11.208
TOTAL	24,017,108,062.13	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	22,840,552,929.63	95.101
Withheld	1,176,555,132.50	4.899
TOTAL	24,017,108,062.13	100.000
Ralph F. Cox
Affirmative	22,814,730,343.25	94.994
Withheld	1,202,377,718.88	5.006
TOTAL	24,017,108,062.13	100.000
Laura B. Cronin
Affirmative	22,827,669,460.37	95.048
Withheld	1,189,438,601.76	4.952
TOTAL	24,017,108,062.13	100.000
Robert M. Gates
Affirmative	22,832,759,061.32	95.069
Withheld	1,184,349,000.81	4.931
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
George H. Heilmeier
Affirmative	22,837,906,059.00	95.090
Withheld	1,179,202,003.13	4.910
TOTAL	24,017,108,062.13	100.000
Abigail P. Johnson
Affirmative	22,819,456,149.99	95.013
Withheld	1,197,651,912.14	4.987
TOTAL	24,017,108,062.13	100.000
Edward C. Johnson 3d
Affirmative	22,810,259,696.01	94.975
Withheld	1,206,848,366.12	5.025
TOTAL	24,017,108,062.13	100.000
Donald J. Kirk
Affirmative	22,822,861,358.25	95.028
Withheld	1,194,246,703.88	4.972
TOTAL	24,017,108,062.13	100.000
Marie L. Knowles
Affirmative	22,840,012,715.43	95.099
Withheld	1,177,095,346.70	4.901
TOTAL	24,017,108,062.13	100.000
Ned C. Lautenbach
Affirmative	22,844,948,054.36	95.119
Withheld	1,172,160,007.77	4.881
TOTAL	24,017,108,062.13	100.000
Marvin L. Mann
Affirmative	22,823,351,253.51	95.030
Withheld	1,193,756,808.62	4.970
TOTAL	24,017,108,062.13	100.000
William O. McCoy
Affirmative	22,824,777,791.95	95.035
Withheld	1,192,330,270.18	4.965
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	22,847,253,473.29	95.129
Withheld	1,169,854,588.84	4.871
TOTAL	24,017,108,062.13	100.000
William S. Stavropoulos
Affirmative	22,836,942,275.18	95.086
Withheld	1,180,165,786.95	4.914
TOTAL	24,017,108,062.13	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

EPI-UANN-0105
1.786681.101

Fidelity® Advisor

Equity Income
Fund - Institutional Class

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	24	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	33	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	41
Trustees and Officers	42
Distributions	52
Proxy Voting Results	53

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) website at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2004	Past 1 year	Past 5 years	Past 10 years
Institutional Class	15.88%	5.91%	11.77%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Income Fund - Institutional Class on November 30, 1994. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Bob Chow, Portfolio Manager of Fidelity® Advisor Equity Income Fund

Despite surging oil prices, a struggling job market and four interest rate hikes in a five-month span, U.S. equity markets posted solid results for the 12-month period ending November 30, 2004, and were closing in on a second straight year in the black. There was great disparity in the market during the past year. For instance, value stocks trounced their growth counterparts during the period. To illustrate, the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, small- and mid-cap stocks vastly outperformed larger-cap stocks. Energy was the best-performing sector of the market, propelled by a spike in oil prices. Conversely, technology stocks dipped lower in response to a slowdown in corporate capital spending. For the 12-month period overall, the Standard & Poor's 500SM Index returned 12.86% - slightly above its historical average. Elsewhere, the Dow Jones Industrial AverageSM rose 8.85% and the tech-heavy NASDAQ Composite® Index advanced 7.50%.

Fidelity Advisor Equity Income Fund's Institutional Class shares were up 15.88% during the one-year period ending November 30, 2004, roughly in line with the 15.58% advance of the LipperSM Equity Income Objective Funds Average, but trailing the 20.00% return of the Russell 3000® Value Index. Underweighting energy-the market's top-performing sector-caused a significant portion of the fund's underperformance relative to its index. For example, index components such as integrated oil producers Exxon Mobil and ConocoPhillips posted large gains, but the fund was underweighted in them. Elsewhere, unfavorable stock picking in the financial sector also held back the fund's relative results. Specifically, we owned larger positions than the index in poor-performing insurance firms Marsh & McLennan and American International Group, which were among the fund's biggest relative detractors. Turning to contributors, overweighting several top-performing clothing store chains, such as American Eagle Outfitters and Abercrombie & Fitch, helped the fund's retail holdings significantly outperform those in the index. Meanwhile, maintaining larger positions than the index in industrial conglomerate Tyco International and aerospace manufacturer Boeing also worked out well, as both stocks appreciated nicely.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class A
Actual	$ 1,000.00	$ 1,055.40	$ 5.19
HypotheticalA	$ 1,000.00	$ 1,019.89	$ 5.11
Class T
Actual	$ 1,000.00	$ 1,054.40	$ 6.37
HypotheticalA	$ 1,000.00	$ 1,018.72	$ 6.28
	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class B
Actual	$ 1,000.00	$ 1,051.00	$ 9.49
HypotheticalA	$ 1,000.00	$ 1,015.63	$ 9.37
Class C
Actual	$ 1,000.00	$ 1,051.30	$ 9.28
HypotheticalA	$ 1,000.00	$ 1,015.84	$ 9.16
Institutional Class
Actual	$ 1,000.00	$ 1,056.80	$ 3.60
HypotheticalA	$ 1,000.00	$ 1,021.46	$ 3.54

A 5% return per year before expenses

*Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.01%
Class T	1.24%
Class B	1.85%
Class C	1.81%
Institutional Class	.70%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	4.0	3.6
American International Group, Inc.	3.6	3.0
Citigroup, Inc.	3.2	2.9
Bank of America Corp.	2.6	2.3
BellSouth Corp.	1.9	1.5
Microsoft Corp.	1.6	1.1
General Electric Co.	1.5	0.1
J.P. Morgan Chase & Co.	1.4	0.4
Wells Fargo & Co.	1.4	1.2
ChevronTexaco Corp.	1.4	1.2
	22.6
Top Five Market Sectors as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.3	24.6
Consumer Discretionary	14.0	17.5
Information Technology	13.1	10.5
Industrials	11.5	11.2
Energy	9.3	8.8
Asset Allocation (% of fund's net assets)
As of November 30, 2004 *		As of May 31, 2004 **
	Stocks 97.7%		Stocks 99.4%
	Convertible Securities 0.6%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets 1.7%		Short-Term Investments and Net Other Assets 0.4%
* Foreign investments	6.0%	** Foreign investments	6.4%

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 14.0%
Auto Components - 0.4%
Goodyear Tire & Rubber Co. (a)(d)	400,000	$ 5,048
TRW Automotive Holdings Corp.	945,800	20,032
		25,080
Automobiles - 0.1%
Harley-Davidson, Inc.	140,000	8,095
Hotels, Restaurants & Leisure - 1.7%
Brinker International, Inc. (a)	120,000	4,096
California Pizza Kitchen, Inc. (a)	689,410	17,270
Mandalay Resort Group	100,000	6,970
McDonald's Corp.	1,480,000	45,495
Outback Steakhouse, Inc.	280,000	12,124
Panera Bread Co. Class A (a)(d)	220,000	8,787
Ruby Tuesday, Inc.	100,000	2,755
Sonic Corp. (a)	330,000	9,626
		107,123
Household Durables - 1.1%
D.R. Horton, Inc.	240,000	8,450
Furniture Brands International, Inc.	120,000	2,915
Hunter Douglas NV	260,000	13,099
Koninklijke Philips Electronics NV (NY Shares)	120,000	3,089
Leggett & Platt, Inc.	280,000	8,358
Lennar Corp. Class A	200,000	8,986
Maytag Corp.	400,000	8,040
Snap-On, Inc.	60,000	1,897
Sony Corp.	320,000	11,635
Whirlpool Corp.	120,000	7,746
		74,215
Internet & Catalog Retail - 0.1%
IAC/InterActiveCorp (a)	200,000	4,938
Leisure Equipment & Products - 0.2%
Eastman Kodak Co.	260,000	8,505
Nautilus Group, Inc. (d)	60,000	1,307
Oakley, Inc.	120,000	1,458
		11,270
Media - 5.7%
ADVO, Inc.	100,000	3,511
Belo Corp. Series A	1,300,000	32,786
Clear Channel Communications, Inc.	379,000	12,765
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Comcast Corp.:
Class A (a)	380,000	$ 11,415
Class A (special) (a)	220,000	6,523
Dow Jones & Co., Inc.	100,000	4,275
Emmis Communications Corp. Class A (a)	396,700	7,335
Fox Entertainment Group, Inc. Class A (a)	920,000	27,048
Gannett Co., Inc.	80,000	6,599
Interactive Data Corp. (a)	200,000	4,104
Journal Communications, Inc. Class A	1,220,000	21,399
Knight-Ridder, Inc.	40,000	2,724
McGraw-Hill Companies, Inc.	120,000	10,528
Meredith Corp.	515,000	27,151
Omnicom Group, Inc.	40,000	3,240
Regal Entertainment Group Class A (d)	40,000	833
The DIRECTV Group, Inc. (a)	300,000	4,797
The New York Times Co. Class A	280,000	11,480
The Reader's Digest Association, Inc. (non-vtg.)	809,900	11,582
Time Warner, Inc. (a)	3,200,000	56,672
Tribune Co.	640,000	27,757
Viacom, Inc. Class B (non-vtg.)	1,600,000	55,520
Walt Disney Co.	640,000	17,203
		367,247
Multiline Retail - 1.1%
Dollar Tree Stores, Inc. (a)	240,000	6,679
Nordstrom, Inc.	1,300,000	56,875
Target Corp.	180,000	9,220
		72,774
Specialty Retail - 3.0%
Abercrombie & Fitch Co. Class A	700,000	31,885
American Eagle Outfitters, Inc.	400,000	16,708
Big 5 Sporting Goods Corp.	340,000	9,258
Blockbuster, Inc.:
Class A (d)	97,095	823
Class B	97,095	771
Borders Group, Inc.	840,000	19,135
Cost Plus, Inc. (a)	160,000	5,085
Gymboree Corp. (a)	500,000	5,895
Home Depot, Inc.	220,000	9,185
Hot Topic, Inc. (a)	400,000	6,548
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Kirkland's, Inc. (a)	115,602	$ 1,110
Linens 'N Things, Inc. (a)	160,000	3,974
Michaels Stores, Inc.	160,000	4,373
Office Depot, Inc. (a)	600,000	9,840
OfficeMax, Inc. Delaware	140,000	4,238
Pacific Sunwear of California, Inc. (a)	380,000	8,440
Sherwin-Williams Co.	460,000	20,516
Sports Authority, Inc. (a)	100,000	2,851
Staples, Inc.	200,000	6,382
Talbots, Inc.	152,900	4,376
Tiffany & Co., Inc.	80,000	2,448
Too, Inc. (a)	105,900	2,690
Toys 'R' Us, Inc. (a)	420,000	8,123
Weight Watchers International, Inc. (a)	220,000	8,723
West Marine, Inc. (a)	160,000	3,696
		197,073
Textiles, Apparel & Luxury Goods - 0.6%
Liz Claiborne, Inc.	780,000	32,035
Reebok International Ltd.	200,000	7,776
Tommy Hilfiger Corp. (a)	79,100	775
		40,586
TOTAL CONSUMER DISCRETIONARY		908,401
CONSUMER STAPLES - 8.7%
Beverages - 1.2%
Anheuser-Busch Companies, Inc.	620,000	31,056
Coca-Cola Enterprises, Inc.	180,000	3,744
Cott Corp. (a)	300,000	7,609
PepsiCo, Inc.	60,000	2,995
The Coca-Cola Co.	840,000	33,020
		78,424
Food & Staples Retailing - 1.3%
Albertsons, Inc.	1,200,000	30,360
CVS Corp.	560,000	25,407
Longs Drug Stores Corp.	220,000	5,874
Performance Food Group Co. (a)	100,000	2,624
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Safeway, Inc. (a)	900,000	$ 17,352
Wal-Mart Stores, Inc.	100,000	5,206
		86,823
Food Products - 1.8%
Del Monte Foods Co. (a)	720,000	7,812
H.J. Heinz Co.	340,000	12,634
Hershey Foods Corp.	240,000	12,432
John B. Sanfilippo & Son, Inc.	52,000	1,154
Kellogg Co.	220,000	9,614
Kraft Foods, Inc. Class A	620,000	21,204
The J.M. Smucker Co.	160,000	7,277
Unilever NV (NY Shares)	500,000	31,500
Wm. Wrigley Jr. Co.	160,000	11,008
		114,635
Household Products - 1.9%
Clorox Co.	160,000	8,819
Colgate-Palmolive Co.	740,000	34,033
Kimberly-Clark Corp.	950,000	60,430
Procter & Gamble Co.	220,000	11,766
Rayovac Corp. (a)	300,000	8,904
		123,952
Personal Products - 1.2%
Avon Products, Inc.	160,000	6,006
Estee Lauder Companies, Inc. Class A	600,000	26,184
Gillette Co.	1,101,400	47,900
		80,090
Tobacco - 1.3%
Altria Group, Inc.	1,400,000	80,486
TOTAL CONSUMER STAPLES		564,410
ENERGY - 9.3%
Energy Equipment & Services - 1.9%
Baker Hughes, Inc.	500,000	22,165
BJ Services Co. (d)	640,000	32,429
ENSCO International, Inc.	340,000	10,645
Nabors Industries Ltd. (a)	220,000	11,440
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Equipment & Services - continued
Schlumberger Ltd. (NY Shares)	480,000	$ 31,502
Varco International, Inc. (a)	620,000	18,439
		126,620
Oil & Gas - 7.4%
Apache Corp.	160,000	8,650
BP PLC sponsored ADR	1,100,000	67,485
ChevronTexaco Corp.	1,680,000	91,728
ConocoPhillips	360,000	32,756
Exxon Mobil Corp.	5,100,000	261,373
Teekay Shipping Corp.	140,000	7,456
Valero Energy Corp.	200,000	9,358
		478,806
TOTAL ENERGY		605,426
FINANCIALS - 25.3%
Capital Markets - 4.6%
Bank of New York Co., Inc.	580,000	19,088
Charles Schwab Corp.	1,200,000	12,936
Federated Investors, Inc. Class B (non-vtg.)	240,000	7,061
Goldman Sachs Group, Inc.	160,000	16,762
Janus Capital Group, Inc.	2,800,000	46,340
LaBranche & Co., Inc. (a)(d)	300,000	2,403
Lehman Brothers Holdings, Inc.	400,000	33,512
Merrill Lynch & Co., Inc.	1,100,000	61,281
Morgan Stanley	1,400,000	71,050
State Street Corp.	580,000	25,845
		296,278
Commercial Banks - 5.6%
Bank of America Corp.	3,600,000	166,572
U.S. Bancorp, Delaware	900,000	26,667
Wachovia Corp.	1,500,000	77,625
Wells Fargo & Co.	1,500,000	92,655
		363,519
Consumer Finance - 0.5%
American Express Co.	540,000	30,083
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financial Services - 4.6%
Citigroup, Inc.	4,600,000	$ 205,850
J.P. Morgan Chase & Co.	2,500,000	94,125
		299,975
Insurance - 8.5%
ACE Ltd.	640,000	25,869
AFLAC, Inc.	280,000	10,534
Allstate Corp.	1,200,000	60,600
American International Group, Inc.	3,700,000	234,395
Aon Corp.	360,000	7,603
Hartford Financial Services Group, Inc.	700,000	44,800
Marsh & McLennan Companies, Inc.	1,000,000	28,590
MBIA, Inc.	80,000	4,797
PartnerRe Ltd.	480,000	29,386
SAFECO Corp.	160,000	7,755
Scottish Re Group Ltd.	160,000	3,680
St. Paul Travelers Companies, Inc.	1,400,000	51,072
The Chubb Corp.	580,000	44,202
		553,283
Real Estate - 0.2%
Duke Realty Corp.	280,000	9,674
Thrifts & Mortgage Finance - 1.3%
Fannie Mae	780,000	53,586
Freddie Mac	220,000	15,017
New York Community Bancorp, Inc.	380,000	7,516
Washington Mutual, Inc.	260,000	10,585
		86,704
TOTAL FINANCIALS		1,639,516
HEALTH CARE - 6.4%
Biotechnology - 0.3%
Charles River Laboratories International, Inc. (a)	180,000	8,415
Chiron Corp. (a)	140,000	4,560
QLT, Inc. (a)	200,000	3,241
		16,216
Health Care Equipment & Supplies - 2.2%
Bausch & Lomb, Inc.	280,000	16,486
Baxter International, Inc.	500,000	15,825
Becton, Dickinson & Co.	500,000	27,390
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Bio-Rad Laboratories, Inc. Class A (a)	80,000	$ 4,536
Boston Scientific Corp. (a)	100,000	3,481
C.R. Bard, Inc.	240,000	14,378
Dade Behring Holdings, Inc. (a)	240,000	12,886
Datascope Corp.	100,000	4,009
Fisher Scientific International, Inc. (a)	180,000	10,177
Haemonetics Corp. (a)	220,000	7,678
Hillenbrand Industries, Inc.	120,000	6,600
Mentor Corp.	140,000	4,320
Sola International, Inc. (a)	200,000	4,320
Varian, Inc. (a)	200,000	7,490
VISX, Inc. (a)	200,000	5,172
		144,748
Health Care Providers & Services - 0.7%
Caremark Rx, Inc. (a)	160,000	5,722
ICON PLC sponsored ADR (a)	10,200	381
Medco Health Solutions, Inc. (a)	144,720	5,459
Pharmaceutical Product Development, Inc. (a)	80,000	3,369
Quest Diagnostics, Inc.	120,000	11,250
UnitedHealth Group, Inc.	220,000	18,227
		44,408
Pharmaceuticals - 3.2%
Abbott Laboratories	280,000	11,749
Bristol-Myers Squibb Co.	1,200,000	28,200
Forest Laboratories, Inc. (a)	120,000	4,676
Johnson & Johnson	460,000	27,747
Merck & Co., Inc.	1,700,000	47,634
Novartis AG sponsored ADR	580,000	27,869
Pfizer, Inc.	720,000	19,994
Schering-Plough Corp.	360,000	6,426
Wyeth	800,000	31,896
		206,191
TOTAL HEALTH CARE		411,563
INDUSTRIALS - 11.5%
Aerospace & Defense - 3.5%
EADS NV	1,100,000	33,266
Goodrich Corp.	400,000	12,700
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
Honeywell International, Inc.	620,000	$ 21,905
Lockheed Martin Corp.	1,200,000	73,008
Northrop Grumman Corp.	300,000	16,899
Precision Castparts Corp.	100,000	6,484
The Boeing Co.	900,000	48,213
United Technologies Corp.	140,000	13,661
		226,136
Air Freight & Logistics - 0.1%
United Parcel Service, Inc. Class B	100,000	8,415
Commercial Services & Supplies - 1.0%
Cintas Corp.	80,000	3,578
Corinthian Colleges, Inc. (a)	400,000	6,970
Deluxe Corp.	100,000	3,954
Equifax, Inc.	220,000	6,076
H&R Block, Inc.	100,000	4,770
Imagistics International, Inc. (a)	100,000	3,580
Pitney Bowes, Inc.	160,000	7,003
Republic Services, Inc.	280,000	8,817
Waste Management, Inc.	240,000	7,154
Watson Wyatt & Co. Holdings Class A	560,000	14,930
		66,832
Construction & Engineering - 0.2%
Fluor Corp.	280,000	14,532
Electrical Equipment - 0.1%
A.O. Smith Corp.	160,000	4,808
Hubbell, Inc. Class B	40,000	1,944
		6,752
Industrial Conglomerates - 3.0%
3M Co.	500,000	39,795
General Electric Co.	2,800,000	99,008
Tyco International Ltd.	1,600,000	54,352
		193,155
Machinery - 1.9%
AGCO Corp. (a)	640,000	13,946
Caterpillar, Inc.	240,000	21,972
Crane Co.	220,000	6,657
Eaton Corp.	200,000	13,480
Illinois Tool Works, Inc.	80,000	7,538
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Machinery - continued
Ingersoll-Rand Co. Ltd. Class A	320,000	$ 23,814
Kennametal, Inc.	220,861	11,330
Navistar International Corp. (a)	140,000	5,761
SPX Corp.	180,000	7,400
Timken Co.	260,000	6,760
		118,658
Road & Rail - 0.8%
Burlington Northern Santa Fe Corp.	700,000	31,528
Swift Transportation Co., Inc. (a)	180,000	3,508
Union Pacific Corp.	280,000	17,763
		52,799
Trading Companies & Distributors - 0.9%
W.W. Grainger, Inc.	960,000	59,386
TOTAL INDUSTRIALS		746,665
INFORMATION TECHNOLOGY - 13.1%
Communications Equipment - 1.3%
Adtran, Inc.	100,000	2,241
Aspect Communications Corp. (a)	120,000	1,302
Foundry Networks, Inc. (a)	200,000	2,670
Motorola, Inc.	2,100,000	40,446
Nokia Corp. sponsored ADR	1,700,000	27,489
Scientific-Atlanta, Inc.	380,000	11,256
SeaChange International, Inc. (a)(d)	120,000	2,050
		87,454
Computers & Peripherals - 3.1%
Electronics for Imaging, Inc. (a)	200,000	3,346
Hewlett-Packard Co.	2,700,000	54,000
International Business Machines Corp.	800,000	75,392
NCR Corp. (a)	300,000	17,919
QLogic Corp. (a)	320,000	11,005
Seagate Technology	260,000	3,895
Storage Technology Corp. (a)	1,020,000	29,723
Western Digital Corp. (a)	600,000	5,862
		201,142
Electronic Equipment & Instruments - 0.8%
Arrow Electronics, Inc. (a)	600,000	14,718
Avnet, Inc. (a)	60,000	1,104
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Celestica, Inc. (sub. vtg.) (a)	220,000	$ 3,348
Flextronics International Ltd. (a)	900,000	12,915
Kyocera Corp.	160,000	11,246
Tech Data Corp. (a)	120,000	5,447
		48,778
Internet Software & Services - 0.2%
Digital Insight Corp. (a)	140,000	2,286
WebEx Communications, Inc. (a)(d)	380,000	9,021
		11,307
IT Services - 1.4%
Affiliated Computer Services, Inc. Class A (a)	60,000	3,551
Ceridian Corp. (a)	1,500,000	28,365
Computer Sciences Corp. (a)	280,000	15,148
DST Systems, Inc. (a)	80,000	3,900
Electronic Data Systems Corp.	380,000	8,531
First Data Corp.	94,900	3,899
ManTech International Corp. Class A (a)	220,000	5,267
Sabre Holdings Corp. Class A	160,000	3,693
SunGard Data Systems, Inc. (a)	340,000	9,013
Titan Corp. (a)	440,000	7,088
		88,455
Office Electronics - 0.7%
Canon, Inc. ADR	240,000	12,041
Xerox Corp. (a)	2,200,000	33,704
		45,745
Semiconductors & Semiconductor Equipment - 3.0%
Applied Materials, Inc. (a)	2,000,000	33,280
ASM International NV (Nasdaq) (a)	300,000	4,770
Cabot Microelectronics Corp. (a)	300,000	11,085
Cymer, Inc. (a)	240,000	7,301
DSP Group, Inc. (a)	200,000	4,436
Fairchild Semiconductor International, Inc. (a)	900,000	13,770
Freescale Semiconductor, Inc. Class A	1,500,000	26,490
Intel Corp.	200,000	4,470
Intersil Corp. Class A	240,000	3,864
Kulicke & Soffa Industries, Inc. (a)	1,000,000	7,480
Microchip Technology, Inc.	160,000	4,509
MKS Instruments, Inc. (a)	176,800	3,004
Mykrolis Corp. (a)	400,000	4,904
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
National Semiconductor Corp. (a)	2,600,000	$ 40,196
Photronics, Inc. (a)	100,000	1,884
Silicon Laboratories, Inc. (a)	160,000	4,822
Teradyne, Inc. (a)	240,000	4,094
Texas Instruments, Inc.	600,000	14,508
Varian Semiconductor Equipment Associates, Inc. (a)	72,100	2,561
		197,428
Software - 2.6%
BEA Systems, Inc. (a)	700,000	5,656
Business Objects SA sponsored ADR (a)(d)	100,000	2,328
Fair, Isaac & Co., Inc.	220,000	7,300
Intuit, Inc. (a)	80,000	3,347
JDA Software Group, Inc. (a)	200,000	2,624
Macrovision Corp. (a)	240,000	6,372
Microsoft Corp.	3,900,000	104,559
Oracle Corp. (a)	500,000	6,330
PeopleSoft, Inc. (a)	200,000	4,722
Quest Software, Inc. (a)	420,000	6,502
Reynolds & Reynolds Co. Class A	200,000	4,746
Take-Two Interactive Software, Inc. (a)	80,000	2,796
THQ, Inc. (a)	200,000	4,292
VERITAS Software Corp. (a)	300,000	6,570
Verity, Inc. (a)	240,000	3,290
		171,434
TOTAL INFORMATION TECHNOLOGY		851,743
MATERIALS - 3.5%
Chemicals - 1.7%
Air Products & Chemicals, Inc.	80,000	4,580
Airgas, Inc.	200,000	5,316
Cytec Industries, Inc.	100,000	4,861
FMC Corp. (a)	320,000	15,856
International Flavors & Fragrances, Inc.	700,000	28,350
Monsanto Co.	140,000	6,443
PPG Industries, Inc.	220,000	14,843
Praxair, Inc.	600,000	26,940
Sensient Technologies Corp.	1,100	25
		107,214
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Containers & Packaging - 0.2%
Ball Corp.	81,736	$ 3,656
Smurfit-Stone Container Corp. (a)	200,000	3,592
Temple-Inland, Inc.	60,000	3,575
		10,823
Metals & Mining - 0.9%
Alcoa, Inc.	820,000	27,864
Newmont Mining Corp.	300,000	14,205
Phelps Dodge Corp.	160,000	15,541
		57,610
Paper & Forest Products - 0.7%
International Paper Co.	440,000	18,269
MeadWestvaco Corp.	260,000	8,749
Weyerhaeuser Co.	320,000	21,120
		48,138
TOTAL MATERIALS		223,785
TELECOMMUNICATION SERVICES - 4.9%
Diversified Telecommunication Services - 4.9%
BellSouth Corp.	4,700,000	126,054
CenturyTel, Inc.	80,000	2,634
SBC Communications, Inc.	2,800,000	70,476
Sprint Corp.	1,600,000	36,496
Verizon Communications, Inc.	2,000,000	82,460
		318,120
UTILITIES - 1.0%
Electric Utilities - 0.8%
Cinergy Corp.	180,000	7,450
Consolidated Edison, Inc.	140,000	6,139
FirstEnergy Corp.	360,000	15,203
NSTAR	160,000	8,104
Wisconsin Energy Corp.	380,000	12,643
		49,539
Gas Utilities - 0.1%
KeySpan Corp.	220,000	8,694
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Multi-Utilities & Unregulated Power - 0.1%
Energy East Corp.	160,000	$ 4,027
TOTAL UTILITIES		62,260
TOTAL COMMON STOCKS (Cost $5,238,069)		6,331,889
Convertible Preferred Stocks - 0.6%

CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
J.N. Taylor Holdings Ltd. 9.5% (a)	50,000	0
HEALTH CARE - 0.4%
Health Care Equipment & Supplies - 0.4%
Baxter International, Inc. 7.00%	500,000	26,200
UTILITIES - 0.2%
Multi-Utilities & Unregulated Power - 0.2%
Dominion Resources, Inc. 8.75%	180,000	9,655
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $35,197)		35,855
Money Market Funds - 1.8%

Fidelity Cash Central Fund, 1.79% (b)	99,514,354	99,514
Fidelity Securities Lending Cash Central Fund, 1.77% (b)(c)	18,166,375	18,166
TOTAL MONEY MARKET FUNDS (Cost $117,680)		117,680
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $5,390,946)		6,485,424
NET OTHER ASSETS - (0.1)%		(7,458)
NET ASSETS - 100%		$ 6,477,966
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Income Tax Information
The fund hereby designates approximately $11,924,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2004

Assets
Investment in securities, at value (including securities loaned of $17,452) (cost $5,390,946) - See accompanying schedule		$ 6,485,424
Cash		774
Receivable for investments sold		24,684
Receivable for fund shares sold		10,274
Dividends receivable		22,475
Interest receivable		193
Prepaid expenses		25
Receivable from investment adviser for expense reductions		7
Other affiliated receivables		18
Other receivables		478
Total assets		6,544,352

Liabilities
Payable for investments purchased	$ 32,339
Payable for fund shares redeemed	9,704
Accrued management fee	2,535
Distribution fees payable	2,109
Other affiliated payables	1,348
Other payables and accrued expenses	185
Collateral on securities loaned, at value	18,166
Total liabilities		66,386

Net Assets		$ 6,477,966
Net Assets consist of:
Paid in capital		$ 5,247,381
Undistributed net investment income		21,600
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		114,501
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,094,484
Net Assets		$ 6,477,966

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($870,427 ÷ 31,553 shares)	$ 27.59

Maximum offering price per share (100/94.25 of $27.59)	$ 29.27
Class T: Net Asset Value and redemption price per share ($2,896,321 ÷ 103,866 shares)	$ 27.89

Maximum offering price per share (100/96.50 of $27.89)	$ 28.90
Class B: Net Asset Value and offering price per share ($572,914 ÷ 20,745 shares) A	$ 27.62

Class C: Net Asset Value and offering price per share ($312,984 ÷ 11,308 shares) A	$ 27.68

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,825,320 ÷ 64,683 shares)	$ 28.22

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2004

Investment Income
Dividends		$ 104,230
Special Dividends		11,700
Interest		1,312
Security lending		389
Total income		117,631

Expenses
Management fee	$ 27,265
Transfer agent fees	13,023
Distribution fees	23,375
Accounting and security lending fees	1,145
Non-interested trustees' compensation	34
Appreciation in deferred trustee compensation account	11
Custodian fees and expenses	87
Registration fees	301
Audit	66
Legal	16
Miscellaneous	501
Total expenses before reductions	65,824
Expense reductions	(894)	64,930
Net investment income (loss)		52,701
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	157,464
Foreign currency transactions	59
Futures contracts	1,935
Total net realized gain (loss)		159,458
Change in net unrealized appreciation (depreciation) on: Investment securities	581,242
Assets and liabilities in foreign currencies	5
Total change in net unrealized appreciation (depreciation)		581,247
Net gain (loss)		740,705
Net increase (decrease) in net assets resulting from operations		$ 793,406

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2004	Year ended November 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 52,701	$ 38,706
Net realized gain (loss)	159,458	234,138
Change in net unrealized appreciation (depreciation)	581,247	333,213
Net increase (decrease) in net assets resulting from operations	793,406	606,057
Distributions to shareholders from net investment income	(37,624)	(38,199)
Share transactions - net increase (decrease)	829,599	341,785
Total increase (decrease) in net assets	1,585,381	909,643

Net Assets
Beginning of period	4,892,585	3,982,942
End of period (including undistributed net investment income of $21,600 and undistributed net investment income of $8,254, respectively)	$ 6,477,966	$ 4,892,585

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 24.07	$ 21.12	$ 23.73	$ 26.42	$ 27.72
Income from Investment Operations
Net investment income (loss) C	.28 E	.24	.21	.22	.38
Net realized and unrealized gain (loss)	3.44	2.94	(2.39)	.20	1.41
Total from investment operations	3.72	3.18	(2.18)	.42	1.79
Distributions from net investment income	(.20)	(.23)	(.20)	(.27)	(.34)
Distributions from net realized gain	-	-	(.23)	(2.84)	(2.75)
Total distributions	(.20)	(.23)	(.43)	(3.11)	(3.09)
Net asset value, end of period	$ 27.59	$ 24.07	$ 21.12	$ 23.73	$ 26.42
Total Return A, B	15.51%	15.22%	(9.35)%	1.36%	7.21%
Ratios to Average Net Assets D
Expenses before expense reductions	1.01%	1.01%	1.01%	.98%	1.00%
Expenses net of voluntary waivers, if any	1.01%	1.01%	1.01%	.98%	1.00%
Expenses net of all reductions	.99%	.98%	.97%	.95%	.97%
Net investment income (loss)	1.06%	1.10%	.93%	.88%	1.51%
Supplemental Data
Net assets, end of period (in millions)	$ 870	$ 589	$ 464	$ 371	$ 161
Portfolio turnover rate	33%	44%	40%	60%	101%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Investment income per share reflects a special dividend which amounted to $.05 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 24.34	$ 21.36	$ 23.98	$ 26.67	$ 27.95
Income from Investment Operations
Net investment income (loss) C	.22 E	.19	.16	.16	.34
Net realized and unrealized gain (loss)	3.49	2.98	(2.42)	.20	1.41
Total from investment operations	3.71	3.17	(2.26)	.36	1.75
Distributions from net investment income	(.16)	(.19)	(.13)	(.21)	(.28)
Distributions from net realized gain	-	-	(.23)	(2.84)	(2.75)
Total distributions	(.16)	(.19)	(.36)	(3.05)	(3.03)
Net asset value, end of period	$ 27.89	$ 24.34	$ 21.36	$ 23.98	$ 26.67
Total Return A, B	15.28%	14.97%	(9.57)%	1.10%	6.97%
Ratios to Average Net Assets D
Expenses before expense reductions	1.23%	1.25%	1.25%	1.22%	1.21%
Expenses net of voluntary waivers, if any	1.23%	1.25%	1.25%	1.22%	1.21%
Expenses net of all reductions	1.22%	1.22%	1.20%	1.19%	1.18%
Net investment income (loss)	.83%	.86%	.70%	.65%	1.30%
Supplemental Data
Net assets, end of period (in millions)	$ 2,896	$ 2,289	$ 1,903	$ 2,058	$ 1,889
Portfolio turnover rate	33%	44%	40%	60%	101%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Investment income per share reflects a special dividend which amounted to $.05 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 24.13	$ 21.18	$ 23.80	$ 26.49	$ 27.79
Income from Investment Operations
Net investment income (loss) C	.06 E	.06	.02	.03	.20
Net realized and unrealized gain (loss)	3.45	2.95	(2.39)	.20	1.40
Total from investment operations	3.51	3.01	(2.37)	.23	1.60
Distributions from net investment income	(.02)	(.06)	(.02)	(.08)	(.15)
Distributions from net realized gain	-	-	(.23)	(2.84)	(2.75)
Total distributions	(.02)	(.06)	(.25)	(2.92)	(2.90)
Net asset value, end of period	$ 27.62	$ 24.13	$ 21.18	$ 23.80	$ 26.49
Total Return A, B	14.55%	14.25%	(10.07)%	.57%	6.38%
Ratios to Average Net Assets D
Expenses before expense reductions	1.86%	1.85%	1.84%	1.77%	1.75%
Expenses net of voluntary waivers, if any	1.85%	1.85%	1.84%	1.77%	1.75%
Expenses net of all reductions	1.84%	1.82%	1.79%	1.73%	1.72%
Net investment income (loss)	.22%	.26%	.11%	.10%	.76%
Supplemental Data
Net assets, end of period (in millions)	$ 573	$ 531	$ 472	$ 620	$ 697
Portfolio turnover rate	33%	44%	40%	60%	101%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Investment income per share reflects a special dividend which amounted to $.05 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 24.17	$ 21.22	$ 23.84	$ 26.51	$ 27.81
Income from Investment Operations
Net investment income (loss) C	.07 E	.06	.03	.03	.19
Net realized and unrealized gain (loss)	3.46	2.96	(2.40)	.22	1.42
Total from investment operations	3.53	3.02	(2.37)	.25	1.61
Distributions from net investment income	(.02)	(.07)	(.02)	(.08)	(.16)
Distributions from net realized gain	-	-	(.23)	(2.84)	(2.75)
Total distributions	(.02)	(.07)	(.25)	(2.92)	(2.91)
Net asset value, end of period	$ 27.68	$ 24.17	$ 21.22	$ 23.84	$ 26.51
Total Return A, B	14.61%	14.27%	(10.06)%	.65%	6.41%
Ratios to Average Net Assets D
Expenses before expense reductions	1.81%	1.81%	1.79%	1.74%	1.74%
Expenses net of voluntary waivers, if any	1.81%	1.81%	1.79%	1.74%	1.74%
Expenses net of all reductions	1.79%	1.78%	1.75%	1.71%	1.71%
Net investment income (loss)	.26%	.30%	.15%	.12%	.77%
Supplemental Data
Net assets, end of period (in millions)	$ 313	$ 220	$ 159	$ 136	$ 69
Portfolio turnover rate	33%	44%	40%	60%	101%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Investment income per share reflects a special dividend which amounted to $.05 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 24.61	$ 21.59	$ 24.24	$ 26.93	$ 28.19
Income from Investment Operations
Net investment income (loss) B	.37 D	.31	.29	.29	.47
Net realized and unrealized gain (loss)	3.52	3.01	(2.44)	.21	1.44
Total from investment operations	3.89	3.32	(2.15)	.50	1.91
Distributions from net investment income	(.28)	(.30)	(.27)	(.35)	(.42)
Distributions from net realized gain	-	-	(.23)	(2.84)	(2.75)
Total distributions	(.28)	(.30)	(.50)	(3.19)	(3.17)
Net asset value, end of period	$ 28.22	$ 24.61	$ 21.59	$ 24.24	$ 26.93
Total Return A	15.88%	15.59%	(9.04)%	1.67%	7.57%
Ratios to Average Net Assets C
Expenses before expense reductions	.69%	.68%	.69%	.69%	.68%
Expenses net of voluntary waivers, if any	.69%	.68%	.69%	.69%	.68%
Expenses net of all reductions	.67%	.65%	.64%	.65%	.65%
Net investment income (loss)	1.38%	1.43%	1.26%	1.18%	1.83%
Supplemental Data
Net assets, end of period (in millions)	$ 1,825	$ 1,264	$ 985	$ 714	$ 468
Portfolio turnover rate	33%	44%	40%	60%	101%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Investment income per share reflects a special dividend which amounted to $.05 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Equity Income Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,319,186
Unrealized depreciation	(229,693)
Net unrealized appreciation (depreciation)	1,089,493
Undistributed ordinary income	21,687
Undistributed long-term capital gain	105,533

Cost for federal income tax purposes	$ 5,395,931

The tax character of distributions paid was as follows:

	November 30, 2004	November 30, 2003
Ordinary Income	$ 37,624	$ 38,199

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,750,338 and $1,882,422, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .48% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 1,813	$ 2
Class T	.25%	.25%	13,211	82
Class B	.75%	.25%	5,659	4,245
Class C	.75%	.25%	2,692	633
			$ 23,375	$ 4,962

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 482
Class T	211
Class B*	907
Class C*	31
$ 1,631

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 1,767.24
Class T	5,817.22
Class B	1,963.35
Class C	786.29
Institutional Class	2,690.18
	$ 13,023

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,303 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $179 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. At period end, there were no interfund loans outstanding. The fund's activity in this program during the period was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Earned (included in interest income)	Interest Expense
Borrower	$ 5,886	1.12%	-	$ -

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities

Annual Report

6. Security Lending - continued

loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class B	1.85%	$ 59

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $833 for the period. In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expenses are noted in the table below.

	Transfer Agent expense reduction	Custody expense reduction
Fund Level		$ 1
Class A	$ 1
	$ 1	$ 1

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2004	2003
From net investment income
Class A	$ 5,399	$ 5,261
Class T	15,804	17,049
Class B	441	1,317
Class C	186	564
Institutional Class	15,794	14,008
Total	$ 37,624	$ 38,199

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended November 30,		Years ended November 30,
	2004	2003	2004	2003
Class A
Shares sold	12,186	8,302	$ 319,511	$ 176,698
Reinvestment of distributions	191	232	4,989	4,884
Shares redeemed	(5,298)	(6,020)	(138,763)	(126,019)
Net increase (decrease)	7,079	2,514	$ 185,737	$ 55,563
Class T
Shares sold	31,572	26,895	$ 836,006	$ 585,308
Reinvestment of distributions	579	767	15,215	16,329
Shares redeemed	(22,308)	(22,699)	(591,396)	(482,313)
Net increase (decrease)	9,843	4,963	$ 259,825	$ 119,324
Class B
Shares sold	4,083	3,817	$ 107,199	$ 81,717
Reinvestment of distributions	16	55	394	1,170
Shares redeemed	(5,340)	(4,159)	(140,315)	(87,184)
Net increase (decrease)	(1,241)	(287)	$ (32,722)	$ (4,297)
Class C
Shares sold	4,255	3,321	$ 112,060	$ 72,467
Reinvestment of distributions	6	23	161	490
Shares redeemed	(2,069)	(1,739)	(54,380)	(36,496)
Net increase (decrease)	2,192	1,605	$ 57,841	$ 36,461
Institutional Class
Shares sold	25,738	21,156	$ 689,263	$ 460,094
Reinvestment of distributions	469	513	12,523	11,055
Shares redeemed	(12,888)	(15,959)	(342,868)	(336,415)
Net increase (decrease)	13,319	5,710	$ 358,918	$ 134,734

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Income Fund as of November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 14, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Equity Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Bart A. Grenier (46)

Year of Election or Appointment: 2001

Vice President of Advisor Equity Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

C. Robert Chow (43)
Year of Election or Appointment: 1998 Vice President of Advisor Equity Income. Mr. Chow also serves as Vice President of FMR and FMR Co., Inc. (2001).
Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor Equity Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Equity Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Equity Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Equity Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Equity Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Equity Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Equity Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1986 Assistant Treasurer of Advisor Equity Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Equity Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Equity Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Equity Income. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 1998

Assistant Treasurer of Advisor Equity Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Equity Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/20/04 1/10/05	12/17/04 1/7/05	$0.14 -	$0.38 $0.08

A total of .08% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Institutional Class designates 100% of the dividends distributed in the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed in the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 17, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	16,294,841,572.46	67.846
Against	4,036,653,996.81	16.807
Abstain	993,877,882.58	4.139
Broker Non-Votes	2,691,734,610.28	11.208
TOTAL	24,017,108,062.13	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	22,840,552,929.63	95.101
Withheld	1,176,555,132.50	4.899
TOTAL	24,017,108,062.13	100.000
Ralph F. Cox
Affirmative	22,814,730,343.25	94.994
Withheld	1,202,377,718.88	5.006
TOTAL	24,017,108,062.13	100.000
Laura B. Cronin
Affirmative	22,827,669,460.37	95.048
Withheld	1,189,438,601.76	4.952
TOTAL	24,017,108,062.13	100.000
Robert M. Gates
Affirmative	22,832,759,061.32	95.069
Withheld	1,184,349,000.81	4.931
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
George H. Heilmeier
Affirmative	22,837,906,059.00	95.090
Withheld	1,179,202,003.13	4.910
TOTAL	24,017,108,062.13	100.000
Abigail P. Johnson
Affirmative	22,819,456,149.99	95.013
Withheld	1,197,651,912.14	4.987
TOTAL	24,017,108,062.13	100.000
Edward C. Johnson 3d
Affirmative	22,810,259,696.01	94.975
Withheld	1,206,848,366.12	5.025
TOTAL	24,017,108,062.13	100.000
Donald J. Kirk
Affirmative	22,822,861,358.25	95.028
Withheld	1,194,246,703.88	4.972
TOTAL	24,017,108,062.13	100.000
Marie L. Knowles
Affirmative	22,840,012,715.43	95.099
Withheld	1,177,095,346.70	4.901
TOTAL	24,017,108,062.13	100.000
Ned C. Lautenbach
Affirmative	22,844,948,054.36	95.119
Withheld	1,172,160,007.77	4.881
TOTAL	24,017,108,062.13	100.000
Marvin L. Mann
Affirmative	22,823,351,253.51	95.030
Withheld	1,193,756,808.62	4.970
TOTAL	24,017,108,062.13	100.000
William O. McCoy
Affirmative	22,824,777,791.95	95.035
Withheld	1,192,330,270.18	4.965
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	22,847,253,473.29	95.129
Withheld	1,169,854,588.84	4.871
TOTAL	24,017,108,062.13	100.000
William S. Stavropoulos
Affirmative	22,836,942,275.18	95.086
Withheld	1,180,165,786.95	4.914
TOTAL	24,017,108,062.13	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

EPII-UANN-0105
1.786682.101

Fidelity® Advisor

Balanced Fund -

Class A, Class T, Class B
and Class C

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	7	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	8	An example of shareholder expenses.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	41	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	50	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	60
Trustees and Officers	61
Distributions	71
Proxy Voting Results	72

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) website at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2004	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)A	0.17%	-0.13%	5.90%
Class T (incl. 3.50% sales charge)	2.34%	0.09%	6.00%
Class B (incl. contingent deferred sales charge)B	0.43%	-0.10%	5.97%
Class C (incl. contingent deferred sales charge)C	4.50%	0.26%	5.88%

A Class A's 12b-1 fee may have ranged over time between 0.25% and 0.35%, as an equivalent amount of brokerage commissions of up to 0.10% of the class's average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class A's 12b-1 plan currently authorizes a 0.25% 12b-1 fee. The initial offering of Class A shares took place on September 3, 1996. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect a 0.50% 12b-1 fee (0.65% prior to January 1, 1996).

B Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 31, 1996. Returns prior to December 31, 1996 are those of Class T, the original class of the fund, and reflect a 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Had Class B shares' 12b-1 fee been reflected, returns prior to December 31, 1996 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year and past 10 year total return figures are 5%, 2% and 0%, respectively.

C Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns between December 31, 1996 and November 3, 1997 are those of Class B shares and reflect a 1.00% 12b-1 fee. Returns prior to December 31, 1996 are those of Class T, the original class of the fund, and reflect a 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Had Class C shares' 12b-1 fee been reflected, returns prior to December 31, 1996 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five year and past 10 year total return figures are 1%, 0% and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Balanced Fund - Class T on November 30, 1994, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Louis Salemy, Lead Portfolio Manager of Fidelity® Advisor Balanced Fund

U.S. equity and investment-grade bond markets posted solid returns for the year ending November 30, 2004. Investors saw great disparity in the stock market. Value stocks trounced their growth counterparts, as the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, small- and mid-cap stocks vastly outperformed larger-cap stocks. For the year overall, the Russell 2000® Index - a proxy of small-cap stock performance - gained 17.26%, and the blue-chips' Dow Jones Industrial AverageSM rose 8.85%. Elsewhere, the Standard & Poor's 500SM Index returned 12.86% and the tech-heavy NASDAQ Composite® Index advanced 7.50%. After a slow start, bond markets rallied in much of 2004's second half. For the 12 months overall, the Lehman Brothers® Aggregate Bond Index rose 4.44%. Mortgage securities nipped corporate bonds for the best performance, as the Lehman Brothers Mortgage-Backed Securities and Credit Bond indexes rose 5.09% and 5.04%, respectively. Treasuries fared less well, advancing 3.43% according to the Lehman Brothers U.S. Treasury Index.

For the 12 months ending November 30, 2004, the fund's Class A, Class T, Class B and Class C shares returned 6.28%, 6.05%, 5.43% and 5.50%, respectively, while the Fidelity Balanced 60/40 Composite Index and the LipperSM Balanced Funds Average turned in gains of 9.51% and 8.84%, respectively. Unrewarding stock picking and a significant overweighting in the media industry caused the fund to underperform the index, whereas the fixed-income subportfolio helped reduce the degree of underperformance - largely on the strength of some out-of-index investments in the outperforming high-yield sector. EchoStar Communications, a detractor on the equity side, was the victim of fears about increasing competition from rival satellite TV providers and from the cable industry. Meanwhile, brokerage holdings Morgan Stanley and Merrill Lynch both were sidetracked by investors' concerns about the impact of rising interest rates on future business. On the other hand, my decision to underweight both information technology and health care helped relative performance. In the consumer staples sector, razor manufacturer Gillette was a significant contributor both in absolute terms and compared with the index. Verizon Communications also aided performance, boosted by a regulatory change that enabled the company to charge higher rates for leasing its network to competitors.

The views expressed in this statement reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class A
Actual	$ 1,000.00	$ 1,036.10	$ 5.04
HypotheticalA	$ 1,000.00	$ 1,019.99	$ 5.01
Class T
Actual	$ 1,000.00	$ 1,035.20	$ 6.36
HypotheticalA	$ 1,000.00	$ 1,018.67	$ 6.33
	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class B
Actual	$ 1,000.00	$ 1,032.20	$ 9.14
HypotheticalA	$ 1,000.00	$ 1,015.89	$ 9.11
Class C
Actual	$ 1,000.00	$ 1,032.90	$ 9.15
HypotheticalA	$ 1,000.00	$ 1,015.89	$ 9.11
Institutional Class
Actual	$ 1,000.00	$ 1,037.60	$ 3.77
HypotheticalA	$ 1,000.00	$ 1,021.25	$ 3.75

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	.99%
Class T	1.25%
Class B	1.80%
Class C	1.80%
Institutional Class	.74%

Annual Report

Investment Changes

Top Five Stocks as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
EchoStar Communications Corp. Class A	5.1	3.8
Omnicom Group, Inc.	4.4	3.7
Wells Fargo & Co.	3.4	3.1
BellSouth Corp.	3.2	2.9
Morgan Stanley	3.1	3.2
	19.2
Top Five Bond Issuers as of November 30, 2004
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
Fannie Mae	10.6	10.2
U.S. Treasury Obligations	7.1	4.2
Freddie Mac	1.1	1.0
Government National Mortgage Association	0.5	1.4
CS First Boston Mortgage Securities Corp.	0.4	0.3
	19.7
Top Five Market Sectors as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	16.5	18.7
Consumer Discretionary	15.5	14.4
Telecommunication Services	9.2	6.3
Consumer Staples	8.9	11.2
Energy	4.3	4.1
Asset Allocation (% of fund's net assets)
As of November 30, 2004 *	As of May 31, 2004 **
Stocks 56.0%	Stocks 57.2%
Bonds 37.4%	Bonds 37.8%
Other Investments 0.1%	Other Investments 0.2%
Short-Term Investments and Net Other Assets 6.5%	Short-Term Investments and Net Other Assets 4.8%

* Foreign investments	4.9%	** Foreign investments	6.0%
Percentages are adjusted for the effect of futures contracts and swaps, if applicable.

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Common Stocks - 56.0%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 13.6%
Auto Components - 0.0%
Exide Technologies warrants 3/18/06 (a)	682	$ 0
Hotels, Restaurants & Leisure - 0.3%
Carnival Corp. unit	110,900	5,879
Media - 11.4%
E.W. Scripps Co. Class A	424,540	19,843
EchoStar Communications Corp. Class A	2,556,319	83,801
News Corp. Class B (e)	669,200	12,106
Omnicom Group, Inc.	904,250	73,244
		188,994
Multiline Retail - 1.5%
Barneys, Inc. warrants 4/1/08 (a)	460	30
Kohl's Corp. (a)	525,300	24,248
		24,278
Specialty Retail - 0.0%
Stage Stores, Inc. (a)	770	32
Textiles, Apparel & Luxury Goods - 0.4%
Liz Claiborne, Inc.	152,400	6,259
TOTAL CONSUMER DISCRETIONARY		225,442
CONSUMER STAPLES - 8.4%
Beverages - 0.5%
The Coca-Cola Co.	226,300	8,896
Food & Staples Retailing - 3.9%
Costco Wholesale Corp.	296,800	14,424
Wal-Mart Stores, Inc.	694,500	36,156
Walgreen Co.	348,400	13,302
		63,882
Food Products - 0.3%
McCormick & Co., Inc. (non-vtg.)	146,900	5,355
Household Products - 1.5%
Colgate-Palmolive Co.	145,000	6,669
Kimberly-Clark Corp.	290,300	18,466
		25,135
Personal Products - 1.3%
Gillette Co.	501,900	21,828
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Tobacco - 0.9%
Altria Group, Inc.	245,720	$ 14,126
TOTAL CONSUMER STAPLES		139,222
ENERGY - 2.8%
Oil & Gas - 2.8%
BP PLC sponsored ADR	232,700	14,276
Exxon Mobil Corp.	629,468	32,260
		46,536
FINANCIALS - 13.9%
Capital Markets - 7.1%
Goldman Sachs Group, Inc.	269,700	28,254
Merrill Lynch & Co., Inc.	671,400	37,404
Morgan Stanley	1,029,900	52,267
		117,925
Commercial Banks - 3.4%
Wells Fargo & Co.	893,900	55,216
Consumer Finance - 0.6%
American Express Co.	186,600	10,395
Insurance - 2.8%
Allstate Corp.	227,400	11,484
American International Group, Inc.	342,725	21,712
PartnerRe Ltd.	92,300	5,651
St. Paul Travelers Companies, Inc.	218,198	7,960
		46,807
TOTAL FINANCIALS		230,343
HEALTH CARE - 1.0%
Health Care Equipment & Supplies - 0.5%
Alcon, Inc.	102,800	7,661
Pharmaceuticals - 0.5%
Pfizer, Inc.	323,250	8,977
TOTAL HEALTH CARE		16,638
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - 2.9%
Aerospace & Defense - 0.8%
Lockheed Martin Corp.	95,500	$ 5,810
Northrop Grumman Corp.	137,400	7,740
		13,550
Airlines - 0.4%
Continental Airlines, Inc. Class B (a)(e)	535,400	5,964
Industrial Conglomerates - 1.3%
General Electric Co.	607,100	21,467
Road & Rail - 0.4%
Union Pacific Corp.	100,600	6,382
TOTAL INDUSTRIALS		47,363
INFORMATION TECHNOLOGY - 3.7%
Communications Equipment - 0.9%
Cisco Systems, Inc. (a)	798,300	14,936
Foundry Networks, Inc. (a)	300	4
		14,940
Computers & Peripherals - 0.4%
Diebold, Inc.	130,700	6,953
IT Services - 0.4%
Paychex, Inc.	196,581	6,519
Software - 2.0%
Microsoft Corp.	1,221,400	32,746
TOTAL INFORMATION TECHNOLOGY		61,158
MATERIALS - 1.6%
Containers & Packaging - 1.6%
Packaging Corp. of America	131,800	3,031
Smurfit-Stone Container Corp. (a)	1,301,696	23,378
		26,409
TELECOMMUNICATION SERVICES - 7.4%
Diversified Telecommunication Services - 7.4%
BellSouth Corp.	1,982,800	53,179
SBC Communications, Inc.	641,184	16,139
Telewest Global, Inc. (a)	109,547	1,604
Verizon Communications, Inc.	1,225,500	50,527
		121,449
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - 0.7%
Electric Utilities - 0.7%
Entergy Corp.	180,000	$ 11,668
TOTAL COMMON STOCKS (Cost $787,942)		926,228
Preferred Stocks - 0.0%

Convertible Preferred Stocks - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Cincinnati Bell, Inc. Series B, 6.75%	8,700	352
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
PRIMEDIA, Inc. Series D, 10.00%	430	41
TOTAL PREFERRED STOCKS (Cost $266)		393
Nonconvertible Bonds - 12.8%
	Principal Amount (000s)
CONSUMER DISCRETIONARY - 1.9%
Auto Components - 0.2%
DaimlerChrysler NA Holding Corp. 7.2% 9/1/09	$ 750	831
Dana Corp.:
9% 8/15/11	240	288
10.125% 3/15/10	600	678
Delco Remy International, Inc. 9.375% 4/15/12	490	505
Stoneridge, Inc. 11.5% 5/1/12	20	23
Tenneco Automotive, Inc. 8.625% 11/15/14 (f)	150	158
Visteon Corp.:
7% 3/10/14	230	214
8.25% 8/1/10	225	232
		2,929
Automobiles - 0.2%
Ford Motor Co.:
6.625% 10/1/28	215	194
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Automobiles - continued
Ford Motor Co.: - continued
7.45% 7/16/31	$ 1,025	$ 997
General Motors Corp.:
8.25% 7/15/23	835	852
8.375% 7/15/33	695	707
		2,750
Hotels, Restaurants & Leisure - 0.3%
Argosy Gaming Co. 7% 1/15/14	190	211
Friendly Ice Cream Corp. 8.375% 6/15/12	85	83
Gaylord Entertainment Co. 8% 11/15/13	160	174
Host Marriott LP 7.125% 11/1/13	130	139
Mandalay Resort Group 6.5% 7/31/09	600	627
MGM MIRAGE:
5.875% 2/27/14	460	451
8.5% 9/15/10	385	439
9.75% 6/1/07	45	50
Morton's Restaurant Group, Inc. 7.5% 7/1/10	130	125
NCL Corp. Ltd. 10.625% 7/15/14 (f)	235	241
Penn National Gaming, Inc. 6.875% 12/1/11	480	502
Six Flags, Inc.:
8.875% 2/1/10	95	96
9.625% 6/1/14	640	631
Starwood Hotels & Resorts Worldwide, Inc. 7.375% 5/1/07	630	673
Station Casinos, Inc. 6% 4/1/12	280	291
Vail Resorts, Inc. 6.75% 2/15/14	190	194
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 6.625% 12/1/14 (f)(g)	630	621
		5,548
Household Durables - 0.1%
Levitz Home Furnishings, Inc. 12% 11/1/11 (f)	290	296
Standard Pacific Corp. 9.25% 4/15/12	240	280
WCI Communities, Inc. 7.875% 10/1/13	200	212
		788
Leisure Equipment & Products - 0.0%
K2, Inc. 7.375% 7/1/14 (f)	130	141
True Temper Sports, Inc. 8.375% 9/15/11	110	98
		239
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Media - 1.0%
3815668 Canada, Inc. 8% 9/15/12 (f)	$ 110	$ 117
Advanstar Communications, Inc. 10.75% 8/15/10	200	225
AMC Entertainment, Inc. 9.875% 2/1/12	420	455
AOL Time Warner, Inc. 7.625% 4/15/31	1,000	1,172
Cablevision Systems Corp.:
6.6688% 4/1/09 (f)(h)	450	476
8% 4/15/12 (f)	640	683
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 8% 4/30/12 (f)	370	383
Corus Entertainment, Inc. 8.75% 3/1/12	780	864
Cox Communications, Inc. 7.125% 10/1/12	510	561
CSC Holdings, Inc.:
7.625% 4/1/11	1,598	1,722
7.625% 7/15/18	270	288
Dex Media, Inc.:
0% 11/15/13 (d)	205	157
8% 11/15/13	430	459
Houghton Mifflin Co. 9.875% 2/1/13	365	402
Kabel Deutschland GmbH 10.625% 7/1/14 (f)	180	206
LBI Media Holdings, Inc. 0% 10/15/13 (d)	493	360
LBI Media, Inc. 10.125% 7/15/12	365	410
Liberty Media Corp. 8.25% 2/1/30	1,250	1,419
Loews Cineplex Entertainment Corp. 9% 8/1/14 (f)	370	398
Nexstar Broadcasting, Inc. 7% 1/15/14	250	246
Nextmedia Operating, Inc. 10.75% 7/1/11	370	413
PanAmSat Corp. 9% 8/15/14 (f)	190	204
PEI Holdings, Inc. 11% 3/15/10	302	350
PRIMEDIA, Inc. 7.625% 4/1/08	1,275	1,275
Radio One, Inc. 8.875% 7/1/11	1,215	1,324
Rogers Cable, Inc. 6.75% 3/15/15 (f)	570	582
Time Warner, Inc. 6.625% 5/15/29	655	686
Videotron Ltee 6.875% 1/15/14 (f)	520	540
		16,377
Multiline Retail - 0.0%
Dillard's, Inc. 6.69% 8/1/07	650	673
Specialty Retail - 0.1%
Asbury Automotive Group, Inc.:
8% 3/15/14	815	807
9% 6/15/12	160	169
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Blockbuster, Inc. 9% 9/1/12 (f)	$ 270	$ 270
Sonic Automotive, Inc. 8.625% 8/15/13	400	431
		1,677
TOTAL CONSUMER DISCRETIONARY		30,981
CONSUMER STAPLES - 0.5%
Food & Staples Retailing - 0.1%
Ahold Finance USA, Inc. 8.25% 7/15/10	870	979
Jean Coutu Group, Inc.:
7.625% 8/1/12 (f)	120	125
8.5% 8/1/14 (f)	300	305
NeighborCare, Inc. 6.875% 11/15/13	380	399
Rite Aid Corp. 6.875% 8/15/13	130	118
Stater Brothers Holdings, Inc. 5.38% 6/15/10 (h)	280	286
		2,212
Food Products - 0.2%
Corn Products International, Inc.:
8.25% 7/15/07	755	823
8.45% 8/15/09	70	80
Dean Foods Co.:
6.9% 10/15/17	545	559
8.15% 8/1/07	325	353
Doane Pet Care Co. 10.75% 3/1/10	470	508
Hines Nurseries, Inc. 10.25% 10/1/11	100	109
Reddy Ice Group, Inc. 8.875% 8/1/11	70	76
Smithfield Foods, Inc. 7% 8/1/11 (f)	690	731
United Agriculture Products, Inc. 8.25% 12/15/11 (f)	130	138
		3,377
Tobacco - 0.2%
Altria Group, Inc. 7% 11/4/13	905	966
Philip Morris Companies, Inc. 7.75% 1/15/27	1,500	1,643
		2,609
TOTAL CONSUMER STAPLES		8,198
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
ENERGY - 1.5%
Energy Equipment & Services - 0.2%
Grant Prideco, Inc.:
9% 12/15/09	$ 100	$ 112
9.625% 12/1/07	370	414
Hanover Compressor Co.:
8.625% 12/15/10	110	119
9% 6/1/14	190	210
Hornbeck Offshore Services, Inc. 6.125% 12/1/14 (f)	435	431
Petronas Capital Ltd. 7% 5/22/12 (f)	1,045	1,187
Pride International, Inc. 7.375% 7/15/14 (f)	190	211
Seabulk International, Inc. 9.5% 8/15/13	430	456
		3,140
Oil & Gas - 1.3%
Amerada Hess Corp.:
6.65% 8/15/11	135	148
7.125% 3/15/33	355	380
7.375% 10/1/09	310	346
Belden & Blake Corp. 8.75% 7/15/12 (f)	220	238
Chesapeake Energy Corp.:
6.875% 1/15/16	554	586
7.5% 6/15/14	220	244
El Paso Corp.:
7% 5/15/11	1,120	1,110
7.875% 6/15/12	485	498
El Paso Energy Corp.:
6.95% 12/15/07	175	179
7.375% 12/15/12	256	254
Empresa Nacional de Petroleo 6.75% 11/15/12 (f)	730	804
EnCana Corp. 6.5% 8/15/34	590	628
EnCana Holdings Finance Corp. 5.8% 5/1/14	385	406
Enterprise Products Operating LP:
4.625% 10/15/09 (f)	205	204
5.6% 10/15/14 (f)	145	145
Forest Oil Corp. 8% 12/15/11	370	416
General Maritime Corp. 10% 3/15/13	555	638
KCS Energy, Inc. 7.125% 4/1/12	190	200
Kinder Morgan Energy Partners LP 7.125% 3/15/12	435	493
Pemex Project Funding Master Trust:
6.125% 8/15/08	2,000	2,105
7.875% 2/1/09 (h)	1,200	1,338
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
Plains Exploration & Production Co.:
Series B, 8.75% 7/1/12	$ 720	$ 810
7.125% 6/15/14	170	189
Range Resources Corp. 7.375% 7/15/13	540	583
Ship Finance International Ltd. 8.5% 12/15/13	1,920	1,978
Teekay Shipping Corp. 8.875% 7/15/11	715	826
The Coastal Corp.:
6.5% 5/15/06	195	199
6.5% 6/1/08	1,115	1,104
7.5% 8/15/06	1,230	1,276
7.625% 9/1/08	310	317
7.75% 6/15/10	770	793
Vintage Petroleum, Inc. 8.25% 5/1/12	405	440
Williams Companies, Inc.:
7.125% 9/1/11	1,190	1,312
7.5% 1/15/31	110	114
7.625% 7/15/19	385	429
		21,730
TOTAL ENERGY		24,870
FINANCIALS - 2.6%
Capital Markets - 0.7%
Amvescap PLC yankee 6.6% 5/15/05	270	274
BCP Caylux Holdings Luxembourg SCA 9.625% 6/15/14 (f)	780	874
Equinox Holdings Ltd. 9% 12/15/09	60	63
Goldman Sachs Group, Inc.:
5.25% 10/15/13	2,500	2,524
6.6% 1/15/12	2,345	2,600
Merrill Lynch & Co., Inc.:
4.125% 1/15/09	1,800	1,799
5% 1/15/15	240	236
Morgan Stanley:
3.875% 1/15/09	2,500	2,477
4.75% 4/1/14	260	251
6.6% 4/1/12	900	994
		12,092
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Commercial Banks - 0.3%
Bank of America Corp.:
6.25% 4/15/12	$ 1,000	$ 1,094
7.4% 1/15/11	780	901
Export-Import Bank of Korea:
4.125% 2/10/09 (f)	260	258
5.25% 2/10/14 (f)	475	478
Korea Development Bank 3.875% 3/2/09	1,000	982
PNC Funding Corp. 5.75% 8/1/06	1,150	1,196
Wachovia Corp. 4.875% 2/15/14	445	439
Wells Fargo & Co. 4.2% 1/15/10	220	220
		5,568
Consumer Finance - 0.5%
Capital One Bank 5% 6/15/09	750	769
Ford Motor Credit Co. 7.875% 6/15/10	1,000	1,093
General Motors Acceptance Corp. 6.875% 9/15/11	1,565	1,596
Household Finance Corp. 4.125% 11/16/09	1,250	1,236
Household International, Inc. 8.875% 2/15/08	850	904
MBNA Corp.:
6.25% 1/17/07	770	810
7.5% 3/15/12	725	831
		7,239
Diversified Financial Services - 0.6%
Alliance Capital Management LP 5.625% 8/15/06	1,020	1,057
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	380	403
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 5/15/11 (d)	620	425
9.625% 11/15/09	150	126
10% 4/1/09	160	139
10.25% 1/15/10	700	595
Couche Tard U.S. LP /Couche Tard Financing Corp. 7.5% 12/15/13	310	336
Dex Media West LLC/Dex Media West Finance Co. 9.875% 8/15/13	215	247
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11	555	649
Hutchison Whampoa International 03/13 Ltd. 6.5% 2/13/13 (f)	280	297
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financial Services - continued
Hutchison Whampoa International 03/33 Ltd.:
6.25% 1/24/14 (f)	$ 510	$ 529
7.45% 11/24/33 (f)	300	318
J.P. Morgan Chase & Co. 6.75% 2/1/11	2,170	2,420
Mizuho Financial Group Cayman Ltd. 5.79% 4/15/14 (f)	415	428
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11	495	531
Refco Finance Holdings LLC/Refco Finance, Inc. 9% 8/1/12 (f)	490	534
UGS Corp. 10% 6/1/12 (f)	180	204
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10	660	767
		10,005
Insurance - 0.1%
Principal Life Global Funding I 6.25% 2/15/12 (f)	490	531
Provident Companies, Inc.:
7% 7/15/18	40	37
7.25% 3/15/28	55	51
UnumProvident Corp.:
6.75% 12/15/28	285	245
7.625% 3/1/11	150	153
		1,017
Real Estate - 0.3%
BRE Properties, Inc. 5.95% 3/15/07	1,500	1,565
EOP Operating LP:
4.65% 10/1/10	750	747
7% 7/15/11	1,250	1,399
Senior Housing Properties Trust 8.625% 1/15/12	770	872
Simon Property Group LP 5.625% 8/15/14 (f)	975	995
		5,578
Thrifts & Mortgage Finance - 0.1%
Countrywide Home Loans, Inc. 4% 3/22/11	1,245	1,197
Independence Community Bank Corp. 3.75% 4/1/14 (h)	475	456
Washington Mutual, Inc. 4.375% 1/15/08	530	538
		2,191
TOTAL FINANCIALS		43,690
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
HEALTH CARE - 0.4%
Health Care Providers & Services - 0.3%
AmeriPath, Inc. 10.5% 4/1/13	$ 440	$ 453
AmerisourceBergen Corp. 8.125% 9/1/08	130	144
HCA, Inc. 6.375% 1/15/15	300	297
IASIS Healthcare LLC/IASIS Capital Corp. 8.75% 6/15/14 (f)	640	694
Mariner Health Care, Inc. 8.25% 12/15/13 (f)	200	240
National Nephrology Associates, Inc. 9% 11/1/11 (f)	120	139
Psychiatric Solutions, Inc. 10.625% 6/15/13	235	272
Tenet Healthcare Corp.:
6.375% 12/1/11	420	389
7.375% 2/1/13	770	749
9.875% 7/1/14 (f)	265	284
U.S. Oncology, Inc.:
9% 8/15/12 (f)	880	981
10.75% 8/15/14 (f)	240	274
		4,916
Pharmaceuticals - 0.1%
Elan Finance PLC/Elan Finance Corp. 7.75% 11/15/11 (f)	735	777
TOTAL HEALTH CARE		5,693
INDUSTRIALS - 1.2%
Aerospace & Defense - 0.1%
BE Aerospace, Inc.:
8% 3/1/08	165	165
8.875% 5/1/11	390	406
Bombardier, Inc.:
6.3% 5/1/14 (f)	780	702
7.45% 5/1/34 (f)	260	229
Raytheon Co. 8.3% 3/1/10	1,000	1,178
		2,680
Airlines - 0.6%
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	360	333
7.377% 5/23/19	451	288
7.379% 5/23/16	263	168
7.8% 4/1/08	150	131
8.608% 10/1/12	405	354
10.18% 1/2/13	185	131
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
INDUSTRIALS - continued
Airlines - continued
Continental Airlines, Inc. 8% 12/15/05	$ 4,320	$ 4,072
Continental Airlines, Inc. pass thru trust certificates:
6.9% 7/2/18	451	352
7.568% 12/1/06	205	154
8.312% 10/2/12	197	144
8.321% 11/1/06	25	24
8.388% 5/1/22	136	103
Delta Air Lines, Inc.:
equipment trust certificates 8.54% 1/2/07	50	35
9.5% 11/18/08 (f)	394	341
Delta Air Lines, Inc. pass thru trust certificates:
7.299% 9/18/06	4	3
7.57% 11/18/10	380	364
7.711% 9/18/11	75	55
7.779% 11/18/05	27	22
7.779% 1/2/12	584	304
7.92% 5/18/12	1,180	861
10.06% 1/2/16	130	78
Northwest Airlines, Inc.:
7.875% 3/15/08	1,375	1,048
10.5% 4/1/09	388	306
Northwest Airlines, Inc. pass thru trust certificates:
6.81% 2/1/20	153	141
7.248% 7/2/14	229	162
7.626% 4/1/10	367	290
7.691% 4/1/17	25	20
7.95% 9/1/16	27	21
8.304% 9/1/10	172	139
NWA Trust 10.23% 6/21/14	131	117
		10,561
Building Products - 0.1%
Building Materials Corp. of America 7.75% 8/1/14 (f)	360	362
Mueller Group, Inc. 6.91% 11/1/11 (h)	370	383
Nortek, Inc. 8.5% 9/1/14 (f)	420	452
		1,197
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - 0.1%
Allied Waste North America, Inc.:
5.75% 2/15/11	$ 190	$ 174
7.625% 1/1/06	990	1,022
8.5% 12/1/08	250	261
		1,457
Machinery - 0.1%
Cummins, Inc. 9.5% 12/1/10 (h)	170	194
Dresser-Rand Group, Inc. 7.375% 11/1/14 (f)	180	185
Invensys PLC 9.875% 3/15/11 (f)	825	881
Park-Ohio Industries, Inc. 8.375% 11/15/14 (f)	180	179
Terex Corp. 7.375% 1/15/14	95	101
		1,540
Marine - 0.0%
Horizon Lines LLC/Holdings Corp. 9% 11/1/12 (f)	130	142
OMI Corp. 7.625% 12/1/13	175	188
		330
Road & Rail - 0.2%
Kansas City Southern Railway Co.:
7.5% 6/15/09	1,085	1,123
9.5% 10/1/08	70	79
TFM SA de CV yankee:
10.25% 6/15/07	730	768
11.75% 6/15/09	775	791
		2,761
TOTAL INDUSTRIALS		20,526
INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.1%
L-3 Communications Corp. 6.125% 1/15/14	310	318
Lucent Technologies, Inc.:
6.45% 3/15/29	270	234
6.5% 1/15/28	70	60
Nortel Networks Corp. 6.125% 2/15/06	680	689
		1,301
Electronic Equipment & Instruments - 0.1%
Celestica, Inc. 7.875% 7/1/11	1,090	1,155
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Flextronics International Ltd. 6.5% 5/15/13	$ 105	$ 106
Sanmina-SCI Corp. 10.375% 1/15/10	340	391
		1,652
IT Services - 0.0%
Iron Mountain, Inc. 6.625% 1/1/16	390	371
Office Electronics - 0.1%
Xerox Corp.:
7.125% 6/15/10	675	731
7.625% 6/15/13	570	624
		1,355
Semiconductors & Semiconductor Equipment - 0.1%
Freescale Semiconductor, Inc.:
4.82% 7/15/09 (h)	350	364
6.875% 7/15/11	400	428
7.125% 7/15/14	360	387
Semiconductor Note Participation Trust 0% 8/4/11 (f)	480	677
Viasystems, Inc. 10.5% 1/15/11	375	362
		2,218
TOTAL INFORMATION TECHNOLOGY		6,897
MATERIALS - 1.0%
Chemicals - 0.3%
America Rock Salt Co. LLC 9.5% 3/15/14	190	198
Berry Plastics Corp. 10.75% 7/15/12	270	309
Compass Minerals Group, Inc. 10% 8/15/11	550	619
Equistar Chemicals LP/Equistar Funding Corp. 10.625% 5/1/11	535	619
Huntsman Advanced Materials LLC:
11% 7/15/10 (f)	250	298
11.86% 7/15/08 (f)(h)	320	336
Huntsman ICI Holdings LLC 0% 12/31/09	245	136
JohnsonDiversey Holdings, Inc. 0% 5/15/13 (d)	230	197
Lubrizol Corp.:
4.625% 10/1/09	370	367
5.5% 10/1/14	175	173
6.5% 10/1/34	315	309
Lyondell Chemical Co.:
9.5% 12/15/08	125	136
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
MATERIALS - continued
Chemicals - continued
Lyondell Chemical Co.: - continued
9.625% 5/1/07	$ 120	$ 131
Nalco Co. 7.75% 11/15/11	230	248
PolyOne Corp.:
8.875% 5/1/12	185	201
10.625% 5/15/10	205	231
The Scotts Co. 6.625% 11/15/13	230	244
		4,752
Construction Materials - 0.1%
RMCC Acquisition Co. 9.5% 11/1/12 (f)	730	730
U.S. Concrete, Inc. 8.375% 4/1/14	230	246
		976
Containers & Packaging - 0.2%
BWAY Corp. 10% 10/15/10	150	159
Cellu Tissue Holdings, Inc. 9.75% 3/15/10	235	242
Crown European Holdings SA 10.875% 3/1/13	380	445
Owens-Brockway Glass Container, Inc.:
6.75% 12/1/14 (f)	220	221
7.75% 5/15/11	240	258
8.25% 5/15/13	410	447
8.75% 11/15/12	340	381
8.875% 2/15/09	515	557
Owens-Illinois, Inc.:
7.35% 5/15/08	130	137
7.8% 5/15/18	50	51
8.1% 5/15/07	250	264
Sealed Air Corp. 5.625% 7/15/13 (f)	170	174
		3,336
Metals & Mining - 0.2%
Allegheny Technologies, Inc. 8.375% 12/15/11	185	198
California Steel Industries, Inc. 6.125% 3/15/14	245	245
Compass Minerals International, Inc. 0% 12/15/12 (d)	615	526
CSN Islands VIII Corp. 9.75% 12/16/13 (f)	840	899
Foundation Pennsylvania Coal Co. 7.25% 8/1/14 (f)	200	213
IMCO Recycling Escrow, Inc. 9% 11/15/14 (f)	190	197
International Steel Group, Inc. 6.5% 4/15/14	415	438
Ispat Inland ULC 9.75% 4/1/14	350	422
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
MATERIALS - continued
Metals & Mining - continued
Massey Energy Co. 6.625% 11/15/10	$ 210	$ 219
Wise Metals Group LLC/Alloys Finance 10.25% 5/15/12 (f)	760	770
		4,127
Paper & Forest Products - 0.2%
Boise Cascade LLC/Boise Cascade Finance Corp. 7.125% 10/15/14 (f)	100	105
Georgia-Pacific Corp.:
8% 1/15/24	390	449
9.5% 12/1/11	785	975
International Paper Co.:
4.25% 1/15/09	185	184
5.5% 1/15/14	470	479
Norske Skog Canada Ltd.:
7.375% 3/1/14	160	166
8.625% 6/15/11	330	353
Stone Container Corp.:
8.375% 7/1/12	360	400
9.75% 2/1/11	420	464
		3,575
TOTAL MATERIALS		16,766
TELECOMMUNICATION SERVICES - 1.7%
Diversified Telecommunication Services - 1.3%
AT&T Broadband Corp. 8.375% 3/15/13	500	606
Bellsouth Capital Funding Corp. 7.875% 2/15/30	580	695
BellSouth Corp. 5.2% 9/15/14	500	500
British Telecommunications PLC 8.875% 12/15/30	1,250	1,628
Deutsche Telekom International Finance BV 8.75% 6/15/30	1,000	1,284
France Telecom SA:
8.5% 3/1/11	610	724
9.5% 3/1/31	1,200	1,584
Koninklijke KPN NV yankee 8% 10/1/10	450	528
New Skies Satellites NV 7.4375% 11/1/11 (f)(h)	380	390
NTL Cable PLC 8.75% 4/15/14 (f)	215	241
Primus Telecommunications Group, Inc. 8% 1/15/14	270	224
Qwest Communications International, Inc.:
7.25% 2/15/11 (f)	75	74
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Qwest Communications International, Inc.: - continued
7.5% 2/15/14 (f)	$ 545	$ 530
Qwest Corp. 9.125% 3/15/12 (f)	365	415
Qwest Services Corp. 14% 12/15/10 (f)(h)	2,945	3,505
SBC Communications, Inc.:
6.15% 9/15/34	750	745
6.45% 6/15/34	750	774
Sprint Capital Corp. 6.875% 11/15/28	1,850	1,966
Telecom Italia Capital:
4.95% 9/30/14 (f)	565	546
5.25% 11/15/13	1,300	1,298
Telefonica Europe BV 7.75% 9/15/10	635	739
Verizon Global Funding Corp.:
7.25% 12/1/10	1,185	1,354
7.75% 12/1/30	600	721
		21,071
Wireless Telecommunication Services - 0.4%
America Movil SA de CV:
4.125% 3/1/09	500	489
5.5% 3/1/14	450	435
American Tower Corp. 9.375% 2/1/09	97	102
AT&T Wireless Services, Inc. 7.875% 3/1/11	255	298
Centennial Communications Corp./Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp. 8.125% 2/1/14 (h)	380	387
Crown Castle International Corp.:
Series B, 7.5% 12/1/13	390	417
10.75% 8/1/11	190	206
DirecTV Holdings LLC/DirecTV Financing, Inc. 8.375% 3/15/13	480	547
Inmarsat Finance PLC 7.625% 6/30/12	190	194
Intelsat Ltd.:
6.5% 11/1/13	190	162
7.625% 4/15/12	70	66
Millicom International Cellular SA 10% 12/1/13 (f)	400	416
Nextel Partners, Inc. 8.125% 7/1/11	130	142
Rogers Communications, Inc.:
5.525% 12/15/10 (f)(h)	220	228
6.375% 3/1/14	595	579
7.25% 12/15/12 (f)	140	145
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Rogers Communications, Inc.: - continued
7.5% 3/15/15 (f)	$ 350	$ 363
8% 12/15/12 (f)	160	166
9.625% 5/1/11	390	450
Western Wireless Corp. 9.25% 7/15/13	480	517
		6,309
TOTAL TELECOMMUNICATION SERVICES		27,380
UTILITIES - 1.6%
Electric Utilities - 0.5%
Allegheny Energy Supply Co. LLC 8.25% 4/15/12 (f)	155	176
Cleveland Electric Illuminating Co. 5.65% 12/15/13	805	825
Duke Capital LLC:
4.37% 3/1/09	100	100
6.75% 2/15/32	570	600
Exelon Corp. 6.75% 5/1/11	1,000	1,110
FirstEnergy Corp. 6.45% 11/15/11	170	183
Illinois Power Co. 7.5% 6/15/09	1,275	1,436
Nevada Power Co.:
5.875% 1/15/15 (f)	130	131
10.875% 10/15/09	110	128
Niagara Mohawk Power Corp. 8.875% 5/15/07	650	723
Progress Energy, Inc. 7.1% 3/1/11	1,350	1,507
Sierra Pacific Power Co. 6.25% 4/15/12	120	125
Southern California Edison Co. 7.625% 1/15/10	480	550
TECO Energy, Inc. 6.125% 5/1/07	290	302
		7,896
Gas Utilities - 0.3%
ANR Pipeline, Inc. 8.875% 3/15/10	180	202
Consolidated Natural Gas Co. 6.85% 4/15/11	585	652
Dynegy Holdings, Inc. 10.125% 7/15/13 (f)	290	335
NiSource Finance Corp. 7.875% 11/15/10	1,215	1,422
Northwest Pipeline Corp. 8.125% 3/1/10	170	189
Sonat, Inc.:
6.75% 10/1/07	115	117
7.625% 7/15/11	80	81
Southern Natural Gas Co. 8.875% 3/15/10	220	247
Texas Eastern Transmission Corp. 7.3% 12/1/10	1,495	1,709
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
UTILITIES - continued
Gas Utilities - continued
Transcontinental Gas Pipe Line Corp.:
6.125% 1/15/05	$ 240	$ 241
6.25% 1/15/08	485	509
		5,704
Multi-Utilities & Unregulated Power - 0.8%
AES Corp.:
8.75% 6/15/08	19	21
8.75% 5/15/13 (f)	670	760
8.875% 2/15/11	187	213
9% 5/15/15 (f)	510	584
9.375% 9/15/10	468	541
9.5% 6/1/09	1,117	1,271
Calpine Corp.:
7.82% 7/15/07 (f)(h)	420	367
8.5% 7/15/10 (f)	90	71
CMS Energy Corp.:
7.5% 1/15/09	430	456
7.75% 8/1/10	465	505
8.5% 4/15/11	500	564
8.9% 7/15/08	1,060	1,167
9.875% 10/15/07	1,030	1,145
Constellation Energy Group, Inc. 7% 4/1/12	2,000	2,256
Dominion Resources, Inc.:
6.25% 6/30/12	1,725	1,861
8.125% 6/15/10	295	346
NRG Energy, Inc. 8% 12/15/13 (f)	635	700
Reliant Energy, Inc. 9.25% 7/15/10	220	245
Western Resources, Inc. 7.125% 8/1/09	120	131
		13,204
TOTAL UTILITIES		26,804
TOTAL NONCONVERTIBLE BONDS (Cost $198,735)		211,805
U.S. Government and Government Agency Obligations - 10.3%
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency Obligations - 3.2%
Fannie Mae:
2.5% 6/15/06	$ 3,595	$ 3,564
3.25% 8/15/08	765	753
3.25% 2/15/09	1,684	1,645
5.25% 8/1/12	2,000	2,056
5.5% 3/15/11	5,685	6,063
6% 5/15/11	13,910	15,221
6.25% 2/1/11	4,995	5,452
Freddie Mac:
3.625% 9/15/08	1,839	1,836
4% 6/12/13	2,342	2,214
5.75% 1/15/12	2,360	2,553
5.875% 3/21/11	5,505	5,905
6.625% 9/15/09	2,160	2,407
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-D, 5.23% 5/15/05	46	46
Series 1994-A, 7.12% 4/15/06	146	150
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-B, 7.5% 1/26/06	105	110
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates Series 1996-A1, 6.726% 9/15/10	2,609	2,853
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		52,828
U.S. Treasury Inflation Protected Obligations - 1.0%
U.S. Treasury Inflation-Indexed Bonds 2.375% 1/15/25	5,037	5,216
U.S. Treasury Inflation-Indexed Notes 2% 1/15/14	10,277	10,555
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		15,771
U.S. Treasury Obligations - 6.1%
U.S. Treasury Bonds 6.25% 5/15/30	6,180	7,203
U.S. Treasury Notes:
1.625% 2/28/06	48,115	47,442
3.125% 5/15/07	13,580	13,574
3.125% 4/15/09	300	294
4.75% 5/15/14	10,000	10,308
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Treasury Obligations - continued
U.S. Treasury Notes: - continued
6.5% 2/15/10	$ 2,145	$ 2,421
7% 7/15/06	19,000	20,224
TOTAL U.S. TREASURY OBLIGATIONS		101,466
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $169,853)		170,065
U.S. Government Agency - Mortgage Securities - 8.9%

Fannie Mae - 8.4%
4% 12/1/19 (g)	4,000	3,891
4.5% 12/1/19 (g)	10,000	9,944
4.5% 12/1/19 (g)	2,450	2,436
4.5% 7/1/33 to 12/1/33	15,317	14,753
5% 12/1/16 to 7/1/18	16,530	16,780
5% 12/1/19 (g)	398	404
5% 12/1/34 (g)	15,000	14,813
5% 12/1/34 (g)	6,640	6,557
5.5% 2/1/11 to 9/1/28	12,655	13,056
5.5% 12/1/34 (g)	28,208	28,570
5.5% 12/1/34 (g)	5,000	5,064
6% 7/1/12 to 1/1/29	3,899	4,043
6.5% 4/1/11 to 9/1/32	13,864	14,606
6.5% 12/1/19 (g)	203	215
7% 12/1/23 to 4/1/29	256	272
7.5% 6/1/25 to 4/1/29	2,587	2,779
TOTAL FANNIE MAE		138,183
Government National Mortgage Association - 0.5%
6.5% 10/15/27 to 7/15/34	2,188	2,313
7% 12/15/25 to 12/15/32	2,158	2,296
7.5% 2/15/23 to 12/15/28	2,946	3,179
8% 11/15/21 to 12/15/26	695	759
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		8,547
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $144,784)		146,730
Asset-Backed Securities - 1.1%
	Principal Amount (000s)	Value (Note 1) (000s)
ACE Securities Corp. Series 2004-HE1:
Class M1, 2.6806% 2/25/34 (h)	$ 200	$ 200
Class M2, 3.2806% 2/25/34 (h)	225	225
Ameriquest Mortgage Securities, Inc. Series 2004-R2:
Class M1, 2.6106% 4/25/34 (h)	115	115
Class M2, 2.6606% 4/25/34 (h)	100	100
Amortizing Residential Collateral Trust Series 2003-BC1 Class M2, 3.2806% 1/25/32 (h)	235	236
Argent Securities, Inc. Series 2004-W5 Class M1, 2.7806% 4/25/34 (h)	360	360
Capital One Multi-Asset Execution Trust:
Series 2003-B4 Class B4, 2.9% 7/15/11 (h)	585	595
Series 2004-6 Class B, 4.15% 7/16/12	730	723
Chase Manhattan Auto Owner Trust Series 2001-A Class A4, 5.07% 2/15/08	1,920	1,930
Citibank Credit Card Issuance Trust Series 2002-C1 Class C1, 3.2% 2/9/09 (h)	1,250	1,268
Countrywide Home Loans, Inc.:
Series 2004-2 Class M1, 2.6806% 5/25/34 (h)	475	475
Series 2004-3 Class M1, 2.6806% 6/25/34 (h)	125	125
Series 2004-4:
Class A, 2.5506% 8/25/34 (h)	404	404
Class M1, 2.6606% 7/25/34 (h)	325	325
Class M2, 2.7106% 6/25/34 (h)	400	400
Discover Card Master Trust I:
Series 2001-6 Class A, 5.75% 12/15/08	4,000	4,153
Series 2003-4 Class B1, 2.43% 5/16/11 (h)	770	773
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 2.7306% 3/25/34 (h)	25	25
Class M4, 3.0806% 3/25/34 (h)	25	25
Class M6, 3.4306% 3/25/34 (h)	25	25
Fremont Home Loan Trust Series 2004-A:
Class M1, 2.7306% 1/25/34 (h)	425	425
Class M2, 3.3306% 1/25/34 (h)	475	475
GSAMP Trust Series 2004-FM2 Class M1, 2.6806% 1/25/34 (h)	250	250
Home Equity Asset Trust Series 2002-4 Class M2, 4.2306% 3/25/33 (h)	175	178
MBNA Credit Card Master Note Trust Series 2001-A1 Class A1, 5.75% 10/15/08	1,000	1,037
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 2.6806% 7/25/34 (h)	200	200
Class M2, 2.7306% 7/25/34 (h)	25	25
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Meritage Mortgage Loan Trust Series 2004-1: - continued
Class M3, 3.1306% 7/25/34 (h)	$ 75	$ 75
Class M4, 3.2806% 7/25/34 (h)	50	50
Morgan Stanley ABS Capital I, Inc.:
Series 2003-HE1 Class M2, 4.0806% 5/25/33 (h)	150	152
Series 2003-NC5 Class M2, 4.1806% 4/25/33 (h)	250	255
Morgan Stanley Dean Witter Capital I Trust Series 2003-NC1 Class M1, 3.2306% 11/25/32 (h)	235	238
Sears Credit Account Master Trust II Series 2000-2 Class A, 6.75% 9/16/09	2,940	3,025
Structured Asset Securities Corp. Series 2004-GEL1 Class A, 2.5406% 2/25/34 (h)	148	148
TOTAL ASSET-BACKED SECURITIES (Cost $18,692)		19,015
Collateralized Mortgage Obligations - 0.4%

Private Sponsor - 0.0%
CS First Boston Mortgage Securities Corp. floater Series 2004-AR3 Class 6A2, 2.5506% 4/25/34 (h)	370	371
Master Alternative Loan Trust Series 2004-3 Class 3A1, 6% 4/25/34	161	162
Residential Asset Mortgage Products, Inc. sequential pay Series 2004-SL2 Class A1, 6.5% 10/25/16	178	184
TOTAL PRIVATE SPONSOR		717
U.S. Government Agency - 0.4%
Fannie Mae guaranteed REMIC pass thru certificates planned amortization class Series 2004-81 Class KD:
4.5% 4/25/17	1,795	1,776
4.5% 7/25/18	785	764
Freddie Mac Multi-class participation certificates guaranteed planned amortization class:
Series 2773 Class ED, 4.5% 8/15/17	2,595	2,547
Series 2885 Class PC, 4.5% 3/15/18	765	759
TOTAL U.S. GOVERNMENT AGENCY		5,846
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $6,675)		6,563
Commercial Mortgage Securities - 1.4%
	Principal Amount (000s)	Value (Note 1) (000s)
Bayview Commercial Asset Trust floater Series 2004-1:
Class A, 2.5406% 4/25/34 (f)(h)	$ 657	$ 655
Class B, 4.0806% 4/25/34 (f)(h)	94	94
Class M1, 2.7406% 4/25/34 (f)(h)	94	94
Class M2, 3.3806% 4/25/34 (f)(h)	94	94
Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 1.5111% 8/1/24 (f)(h)	353	321
COMM:
floater:
Series 2002-FL7 Class D, 2.67% 11/15/14 (f)(h)	225	225
Series 2003-FL9 Class B, 2.6% 11/15/15 (f)(h)	419	420
Series 2004-LBN2 Class X2, 1.1195% 3/10/39 (f)(h)(i)	1,567	68
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 1999-C1 Class A2, 7.29% 9/15/41	1,250	1,404
Series 2000-C1 Class A2, 7.545% 4/15/62	1,000	1,141
Series 2004-C1 Class A3, 4.321% 1/15/37	475	469
Series 1997-C2 Class D, 7.27% 1/17/35	2,310	2,553
Series 2004-C1 Class ASP, 1.0449% 1/15/37 (f)(h)(i)	7,685	312
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 6/10/33	3,500	4,006
Fannie Mae sequential pay Series 1999-10 Class MZ, 6.5% 9/17/38	1,219	1,281
GS Mortgage Securities Corp. II:
sequential pay:
Series 2001-LIBA Class A2, 6.615% 2/14/16 (f)	520	570
Series 2003-C1 Class A2A, 3.59% 1/10/40	720	716
Series 1998-GLII Class E, 6.9703% 4/13/31 (h)	635	667
J.P. Morgan Commercial Mortgage Finance Corp. sequential pay Series 2000-C9 Class A2, 7.77% 10/15/32	1,440	1,650
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A:
Class B, 4.13% 11/20/37 (f)	700	666
Class C, 4.13% 11/20/37 (f)	700	638
Morgan Stanley Capital I, Inc. sequential pay Series 2004-HQ3 Class A2, 4.05% 1/13/41	505	499
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 11/15/07 (f)	$ 4,500	$ 4,798
Wachovia Bank Commercial Mortgage Trust sequential pay Series 2003-C6 Class A2, 4.498% 8/15/35	810	819
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $22,852)		24,160
Foreign Government and Government Agency Obligations - 0.4%

Chilean Republic:
5.625% 7/23/07	1,000	1,048
7.125% 1/11/12	865	981
Korean Republic 4.875% 9/22/14	500	487
State of Israel 4.625% 6/15/13	165	156
United Mexican States:
5.875% 1/15/14	440	443
6.375% 1/16/13	700	732
6.75% 9/27/34	885	841
7.5% 4/8/33	1,300	1,355
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $5,868)		6,043
Floating Rate Loans - 0.1%

TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Qwest Corp. Tranche A, term loan 6.5% 6/30/07 (h)	1,340	1,397
UTILITIES - 0.0%
Multi-Utilities & Unregulated Power - 0.0%
AES Corp. term loan 5.22% 8/10/11 (h)	514	522
TOTAL FLOATING RATE LOANS (Cost $1,858)		1,919
Money Market Funds - 12.9%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.98% (b)	202,745,515	$ 202,746
Fidelity Securities Lending Cash Central Fund, 2% (b)(c)	10,856,500	10,857
TOTAL MONEY MARKET FUNDS (Cost $213,603)		213,603
TOTAL INVESTMENT PORTFOLIO - 104.3% (Cost $1,571,128)		1,726,524
NET OTHER ASSETS - (4.3)%		(71,502)
NET ASSETS - 100%		$ 1,655,022
Swap Agreements
	Expiration Date	Notional Amount (000s)	Value (000s)
Interest Rate Swap
Receive quarterly a fixed rate equal to 3.524% and pay quarterly a floating rate based on 3-month LIBOR with Morgan Stanley, Inc.	May 2007	$ 5,000	$ 0
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Total Return Swap
Receive monthly a return equal to Lehman Brothers CMBS Erisa Eligible Index and pay monthly a floating rate based on 1-month LIBOR with Deutsche Bank	June 2005	$ 2,850	$ 0
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ Index and pay monthly a floating rate based on 1-month LIBOR minus 40 basis points with Lehman Brothers, Inc.	April 2005	1,500	(23)
Receive monthly a return equal to Lehman Brothers CMBS Erisa Eligible Index and pay monthly a floating rate based on 1-month LIBOR minus 55 basis points with Deutsche Bank	Dec. 2004	10,000	(113)
Receive monthly a return equal to Lehman Brothers CMBS Erisa Eligible Index and pay monthly a floating rate based on 1-month LIBOR with Goldman Sachs	March 2005	7,150	0
Receive quarterly a return equal to Banc of America Securities LLC AAA 10Yr Commercial Mortgage Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 72 basis points with Bank of America	Jan. 2005	1,500	(23)
Receive quarterly a return equal to Banc of America Securities LLC AAA 10Yr Commercial Mortgage-Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 70 basis points with Bank of America	Dec. 2004	1,500	(2)
Receive quarterly a return equal to that of Banc of America Securities LLC AAA 10Yr Commercial Mortgage Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 30 basis points with Bank of America	May 2005	1,500	(20)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Total Return Swap - continued

Receive quarterly a return equal to that of Banc of America Securities LLC AAA 10Yr Commercial Mortgage-Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 27 basis points with Bank of America

	June 2005	$ 1,500	$ 0
Receive quarterly a return equal to that of Lehman Brothers Commercial Mortgage-Backed Securities AAA Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 8 basis points with Bank of America	April 2005	2,425	(28)
TOTAL RETURN SWAP		29,925	(209)
		$ 34,925	$ (209)
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $45,861,000 or 2.8% of net assets.

(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(i) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S.Government and U.S.Government Agency Obligations	19.7%
AAA,AA,A	4.5%
BBB	4.5%
BB	1.6%
B	3.6%
CCC,CC,C	1.3%
Not Rated	0.2%
Equities	56.0%
Short-Term Investments and Net Other Assets	8.6%
100.0%
We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.
Income Tax Information
At November 30, 2004, the fund had a capital loss carryforward of approximately $13,254,000 of which $3,276,000 and $9,978,000 will expire on November 30, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2004

Assets
Investment in securities, at value (including securities loaned of $10,472) (cost $1,571,128) - See accompanying schedule		$ 1,726,524
Cash		58
Receivable for investments sold		6,001
Receivable for fund shares sold		739
Dividends receivable		5,020
Interest receivable		6,865
Prepaid expenses		7
Receivable from investment adviser for expense reductions		5
Other affiliated receivables		15
Other receivables		36
Total assets		1,745,270

Liabilities
Payable for investments purchased Regular delivery	$ 512
Delayed delivery	72,649
Payable for fund shares redeemed	4,167
Swap agreements, at value	209
Accrued management fee	592
Distribution fees payable	739
Other affiliated payables	469
Other payables and accrued expenses	54
Collateral on securities loaned, at value	10,857
Total liabilities		90,248

Net Assets		$ 1,655,022
Net Assets consist of:
Paid in capital		$ 1,507,438
Undistributed net investment income		11,313
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(18,916)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		155,187
Net Assets		$ 1,655,022

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($148,582 ÷ 9,262 shares)	$ 16.04

Maximum offering price per share (100/94.25 of $16.04)	$ 17.02
Class T: Net Asset Value and redemption price per share ($1,277,648 ÷ 79,261 shares)	$ 16.12

Maximum offering price per share (100/96.50 of $16.12)	$ 16.70
Class B: Net Asset Value and offering price per share ($122,029 ÷ 7,635 shares) A	$ 15.98

Class C: Net Asset Value and offering price per share ($79,130 ÷ 4,951 shares) A	$ 15.98

Institutional Class: Net Asset Value, offering price and redemption price per share ($27,633 ÷ 1,705 shares)	$ 16.21

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2004

Investment Income
Dividends		$ 16,287
Special Dividends		3,664
Interest		36,991
Security lending		28
Total income		56,970

Expenses
Management fee	$ 7,305
Transfer agent fees	4,421
Distribution fees	9,110
Accounting and security lending fees	695
Non-interested trustees' compensation	10
Appreciation in deferred trustee compensation account	4
Custodian fees and expenses	53
Registration fees	101
Audit	65
Legal	7
Miscellaneous	180
Total expenses before reductions	21,951
Expense reductions	(128)	21,823
Net investment income (loss)		35,147
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	42,789
Foreign currency transactions	(8)
Swap agreements	698
Total net realized gain (loss)		43,479
Change in net unrealized appreciation (depreciation) on: Investment securities	20,368
Swap agreements	(177)
Total change in net unrealized appreciation (depreciation)		20,191
Net gain (loss)		63,670
Net increase (decrease) in net assets resulting from operations		$ 98,817

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2004	Year ended November 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 35,147	$ 33,918
Net realized gain (loss)	43,479	54,256
Change in net unrealized appreciation (depreciation)	20,191	95,493
Net increase (decrease) in net assets resulting from operations	98,817	183,667
Distributions to shareholders from net investment income	(33,276)	(34,025)
Share transactions - net increase (decrease)	(134,734)	(87,424)
Total increase (decrease) in net assets	(69,193)	62,218

Net Assets
Beginning of period	1,724,215	1,661,997
End of period (including undistributed net investment income of $11,313 and undistributed net investment income of $9,501, respectively)	$ 1,655,022	$ 1,724,215

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 15.44	$ 14.11	$ 15.41	$ 16.55	$ 18.64
Income from Investment Operations
Net investment income (loss)C	.37D	.34	.38	.43	.49
Net realized and unrealized gain (loss)	.59	1.33	(1.30)	(.62)	(1.29)
Total from investment operations	.96	1.67	(.92)	(.19)	(.80)
Distributions from net investment income	(.36)	(.34)	(.38)	(.49)	(.48)
Distributions from net realized gain	-	-	-	(.46)	(.81)
Total distributions	(.36)	(.34)	(.38)	(.95)	(1.29)
Net asset value, end of period	$ 16.04	$ 15.44	$ 14.11	$ 15.41	$ 16.55
Total ReturnA,B	6.28%	12.04%	(6.04)%	(1.18)%	(4.67)%
Ratios to Average Net AssetsE
Expenses before expense reductions	.98%	.96%	.96%	.94%	.93%
Expenses net of voluntary waivers, if any	.98%	.96%	.96%	.94%	.93%
Expenses net of all reductions	.97%	.95%	.94%	.93%	.91%
Net investment income (loss)	2.35%	2.33%	2.65%	2.77%	2.81%
Supplemental Data
Net assets, end of period (in millions)	$ 149	$ 131	$ 120	$ 105	$ 66
Portfolio turnover rate	68%	96%	106%	98%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.03 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 15.50	$ 14.17	$ 15.47	$ 16.58	$ 18.67
Income from Investment Operations
Net investment income (loss)C	.33D	.30	.35	.39	.45
Net realized and unrealized gain (loss)	.60	1.33	(1.31)	(.61)	(1.30)
Total from investment operations	.93	1.63	(.96)	(.22)	(.85)
Distributions from net investment income	(.31)	(.30)	(.34)	(.43)	(.43)
Distributions from net realized gain	-	-	-	(.46)	(.81)
Total distributions	(.31)	(.30)	(.34)	(.89)	(1.24)
Net asset value, end of period	$ 16.12	$ 15.50	$ 14.17	$ 15.47	$ 16.58
Total ReturnA,B	6.05%	11.68%	(6.27)%	(1.37)%	(4.94)%
Ratios to Average Net AssetsE
Expenses before expense reductions	1.24%	1.22%	1.23%	1.20%	1.16%
Expenses net of voluntary waivers, if any	1.24%	1.22%	1.23%	1.20%	1.16%
Expenses net of all reductions	1.23%	1.21%	1.20%	1.19%	1.15%
Net investment income (loss)	2.08%	2.06%	2.38%	2.51%	2.57%
Supplemental Data
Net assets, end of period (in millions)	$ 1,278	$ 1,350	$ 1,319	$ 1,681	$ 2,021
Portfolio turnover rate	68%	96%	106%	98%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.03 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 15.38	$ 14.06	$ 15.36	$ 16.47	$ 18.54
Income from Investment Operations
Net investment income (loss)C	.24D	.22	.26	.30	.35
Net realized and unrealized gain (loss)	.59	1.32	(1.30)	(.60)	(1.29)
Total from investment operations	.83	1.54	(1.04)	(.30)	(.94)
Distributions from net investment income	(.23)	(.22)	(.26)	(.35)	(.32)
Distributions from net realized gain	-	-	-	(.46)	(.81)
Total distributions	(.23)	(.22)	(.26)	(.81)	(1.13)
Net asset value, end of period	$ 15.98	$ 15.38	$ 14.06	$ 15.36	$ 16.47
Total ReturnA,B	5.43%	11.08%	(6.83)%	(1.89)%	(5.45)%
Ratios to Average Net AssetsE
Expenses before expense reductions	1.84%	1.79%	1.79%	1.75%	1.72%
Expenses net of voluntary waivers, if any	1.80%	1.79%	1.79%	1.75%	1.72%
Expenses net of all reductions	1.80%	1.78%	1.77%	1.74%	1.70%
Net investment income (loss)	1.52%	1.49%	1.82%	1.96%	2.01%
Supplemental Data
Net assets, end of period (in millions)	$ 122	$ 128	$ 107	$ 121	$ 111
Portfolio turnover rate	68%	96%	106%	98%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.03 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 15.37	$ 14.05	$ 15.35	$ 16.47	$ 18.55
Income from Investment Operations
Net investment income (loss)C	.24D	.22	.26	.31	.35
Net realized and unrealized gain (loss)	.60	1.32	(1.30)	(.61)	(1.29)
Total from investment operations	.84	1.54	(1.04)	(.30)	(.94)
Distributions from net investment income	(.23)	(.22)	(.26)	(.36)	(.33)
Distributions from net realized gain	-	-	-	(.46)	(.81)
Total distributions	(.23)	(.22)	(.26)	(.82)	(1.14)
Net asset value, end of period	$ 15.98	$ 15.37	$ 14.05	$ 15.35	$ 16.47
Total ReturnA,B	5.50%	11.09%	(6.83)%	(1.89)%	(5.45)%
Ratios to Average Net AssetsE
Expenses before expense reductions	1.80%	1.78%	1.78%	1.72%	1.69%
Expenses net of voluntary waivers, if any	1.80%	1.78%	1.78%	1.72%	1.69%
Expenses net of all reductions	1.80%	1.77%	1.76%	1.71%	1.68%
Net investment income (loss)	1.52%	1.51%	1.83%	1.98%	2.03%
Supplemental Data
Net assets, end of period (in millions)	$ 79	$ 77	$ 61	$ 61	$ 54
Portfolio turnover rate	68%	96%	106%	98%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.03 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 15.59	$ 14.25	$ 15.55	$ 16.69	$ 18.77
Income from Investment Operations
Net investment income (loss)B	.41C	.38	.43	.48	.57
Net realized and unrealized gain (loss)	.60	1.34	(1.31)	(.63)	(1.32)
Total from investment operations	1.01	1.72	(.88)	(.15)	(.75)
Distributions from net investment income	(.39)	(.38)	(.42)	(.53)	(.52)
Distributions from net realized gain	-	-	-	(.46)	(.81)
Total distributions	(.39)	(.38)	(.42)	(.99)	(1.33)
Net asset value, end of period	$ 16.21	$ 15.59	$ 14.25	$ 15.55	$ 16.69
Total ReturnA	6.55%	12.31%	(5.73)%	(.92)%	(4.37)%
Ratios to Average Net AssetsD
Expenses before expense reductions	.74%	.70%	.69%	.67%	.63%
Expenses net of voluntary waivers, if any	.74%	.70%	.69%	.67%	.63%
Expenses net of all reductions	.73%	.68%	.67%	.65%	.61%
Net investment income (loss)	2.59%	2.59%	2.92%	3.04%	3.10%
Supplemental Data
Net assets, end of period (in millions)	$ 28	$ 39	$ 55	$ 53	$ 46
Portfolio turnover rate	68%	96%	106%	98%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.03 per share.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Balanced Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

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1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to swap agreements, foreign currency transactions, prior period premium and discount on debt securities, market discount, financing transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 190,709
Unrealized depreciation	(39,823)
Net unrealized appreciation (depreciation)	150,886
Undistributed ordinary income	10,008
Capital loss carryforward	(13,254)

Cost for federal income tax purposes	$ 1,575,638

The tax character of distributions paid was as follows:

	November 30, 2004	November 30, 2003
Ordinary Income	$ 33,276	$ 34,025

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Repurchase Agreements - continued

agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the fund's Statement of Assets and Liabilities under the caption "Delayed delivery." Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

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2. Operating Policies - continued

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact the fund.

Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, the fund will receive a payment from the counterparty. To the extent it is less, the fund will make a payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The fund may enter into credit default swaps in which the fund or its counterparty act as guarantors. By acting as the guarantor of a swap, the fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund's Schedule of Investments under the caption "Swap Agreements."

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Mortgage Dollar Rolls. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $311,745 and $474,148, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the

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4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 346	$ 0
Class T	.25%	.25%	6,671	43
Class B	.75%	.25%	1,280	961
Class C	.75%	.25%	813	140
			$ 9,110	$ 1,144

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 62
Class T	52
Class B*	287
Class C*	14
$ 415

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 328.24
Class T	3,304.25
Class B	448.35
Class C	253.31
Institutional Class	88.25
	$ 4,421

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,664 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $20 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less

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6. Security Lending - continued

than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class B	1.80%	52
Class C	1.80%	2
		$ 54

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $71 for the period. In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $1. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 1
Institutional Class	1
$ 2

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2004	2003
From net investment income
Class A	$ 3,166	$ 2,895
Class T	26,196	27,166
Class B	1,875	1,704
Class C	1,173	972
Institutional Class	866	1,288
Total	$ 33,276	$ 34,025

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended November 30,		Years ended November 30,
	2004	2003	2004	2003
Class A
Shares sold	3,108	1,928	$ 48,852	$ 28,121
Reinvestment of distributions	196	197	3,085	2,828
Shares redeemed	(2,516)	(2,186)	(39,763)	(31,973)
Net increase (decrease)	788	(61)	$ 12,174	$ (1,024)
Class T
Shares sold	12,704	15,679	$ 201,298	$ 228,404
Reinvestment of distributions	1,571	1,789	24,886	25,742
Shares redeemed	(22,085)	(23,487)	(349,689)	(341,124)
Net increase (decrease)	(7,810)	(6,019)	$ (123,505)	$ (86,978)
Class B
Shares sold	1,330	2,252	$ 20,937	$ 32,774
Reinvestment of distributions	105	105	1,646	1,509
Shares redeemed	(2,106)	(1,650)	(33,071)	(23,649)
Net increase (decrease)	(671)	707	$ (10,488)	$ 10,634
Class C
Shares sold	1,309	1,947	$ 20,595	$ 28,500
Reinvestment of distributions	63	58	989	835
Shares redeemed	(1,431)	(1,332)	(22,447)	(19,049)
Net increase (decrease)	(59)	673	$ (863)	$ 10,286
Institutional Class
Shares sold	363	597	$ 5,780	$ 8,776
Reinvestment of distributions	53	89	851	1,273
Shares redeemed	(1,185)	(2,052)	(18,683)	(30,391)
Net increase (decrease)	(769)	(1,366)	$ (12,052)	$ (20,342)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Balanced Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Balanced Fund (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Balanced Fund as of November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 14, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to each fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Balanced (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Bart A. Grenier (45)

Year of Election or Appointment: 2001

Vice President of Advisor Balanced. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Charles S. Morrison (43)

Year of Election or Appointment: 2002

Vice President of Advisor Balanced. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Ford E. O'Neil (42)

Year of Election or Appointment: 2001

Vice President of Advisor Balanced. Mr. O'Neil also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil managed a variety of Fidelity funds.

Louis Salemy (42)

Year of Election or Appointment: 2002

Vice President of Advisor Balanced. Mr. Salemy serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Salemy managed a variety of Fidelity funds. Mr. Salemy also serves as Vice President of FMR (2000) and FMR Co., Inc. (2001).

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor Balanced. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Balanced. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Balanced. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Balanced. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Balanced. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Balanced. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Balanced. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1987 Assistant Treasurer of Advisor Balanced. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Balanced. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Balanced. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment:2004

Assistant Treasurer of Advisor Balanced. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Balanced. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of 6.29% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class A designates 38%, 56%, 56%, and 56%; Class T designates 43%, 60%, 60%, and 60%; Class B designates 62%, 79%, 79%, and 79%; and Class C designates 64%, 80%, 80%, and 80% of the dividends distributed in December, March, June and October, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 33%, 46%, 55%, and 37%; Class T designates 36%, 54%, 64% and 45%; Class B designates 45%, 81%, 95%, and 57%; and Class C designates 45%, 81%, 95%, and 57% of the dividends distributed in December, March, June and October, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 17, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	16,294,841,572.46	67.846
Against	4,036,653,996.81	16.807
Abstain	993,877,882.58	4.139
Broker Non-Votes	2,691,734,610.28	11.208
TOTAL	24,017,108,062.13	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	22,840,552,929.63	95.101
Withheld	1,176,555,132.50	4.899
TOTAL	24,017,108,062.13	100.000
Ralph F. Cox
Affirmative	22,814,730,343.25	94.994
Withheld	1,202,377,718.88	5.006
TOTAL	24,017,108,062.13	100.000
Laura B. Cronin
Affirmative	22,827,669,460.37	95.048
Withheld	1,189,438,601.76	4.952
TOTAL	24,017,108,062.13	100.000
Robert M. Gates
Affirmative	22,832,759,061.32	95.069
Withheld	1,184,349,000.81	4.931
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
George H. Heilmeier
Affirmative	22,837,906,059.00	95.090
Withheld	1,179,202,003.13	4.910
TOTAL	24,017,108,062.13	100.000
Abigail P. Johnson
Affirmative	22,819,456,149.99	95.013
Withheld	1,197,651,912.14	4.987
TOTAL	24,017,108,062.13	100.000
Edward C. Johnson 3d
Affirmative	22,810,259,696.01	94.975
Withheld	1,206,848,366.12	5.025
TOTAL	24,017,108,062.13	100.000
Donald J. Kirk
Affirmative	22,822,861,358.25	95.028
Withheld	1,194,246,703.88	4.972
TOTAL	24,017,108,062.13	100.000
Marie L. Knowles
Affirmative	22,840,012,715.43	95.099
Withheld	1,177,095,346.70	4.901
TOTAL	24,017,108,062.13	100.000
Ned C. Lautenbach
Affirmative	22,844,948,054.36	95.119
Withheld	1,172,160,007.77	4.881
TOTAL	24,017,108,062.13	100.000
Marvin L. Mann
Affirmative	22,823,351,253.51	95.030
Withheld	1,193,756,808.62	4.970
TOTAL	24,017,108,062.13	100.000
William O. McCoy
Affirmative	22,824,777,791.95	95.035
Withheld	1,192,330,270.18	4.965
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	22,847,253,473.29	95.129
Withheld	1,169,854,588.84	4.871
TOTAL	24,017,108,062.13	100.000
William S. Stavropoulos
Affirmative	22,836,942,275.18	95.086
Withheld	1,180,165,786.95	4.914
TOTAL	24,017,108,062.13	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

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Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
(U.K.) Limited

Fidelity Investments
Money Management, Inc.

General Distributor

Fidelity Distributions Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AIG-UANN-0105
1.786673.101

Fidelity® Advisor

Balanced Fund -

Institutional Class

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	40	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	49	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	59
Trustees and Officers	60
Distributions	70
Proxy Voting Results	71

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) website at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2004	Past 1 year	Past 5 years	Past 10 years
Institutional ClassA	6.55%	1.34%	6.94%

A Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Initial offering of Institutional Class shares took place on July 3, 1995. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect a 0.65% 12b-1 fee.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Balanced Fund - Institutional Class on November 30, 1994. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Louis Salemy, Lead Portfolio Manager of Fidelity® Advisor Balanced Fund

U.S. equity and investment-grade bond markets posted solid returns for the year ending November 30, 2004. Investors saw great disparity in the stock market. Value stocks trounced their growth counterparts, as the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, small- and mid-cap stocks vastly outperformed larger-cap stocks. For the year overall, the Russell 2000® Index - a proxy of small-cap stock performance - gained 17.26%, and the blue-chips' Dow Jones Industrial AverageSM rose 8.85%. Elsewhere, the Standard & Poor's 500SM Index returned 12.86% and the tech-heavy NASDAQ Composite® Index advanced 7.50%. After a slow start, bond markets rallied in much of 2004's second half. For the 12 months overall, the Lehman Brothers® Aggregate Bond Index rose 4.44%. Mortgage securities nipped corporate bonds for the best performance, as the Lehman Brothers Mortgage-Backed Securities and Credit Bond indexes rose 5.09% and 5.04%, respectively. Treasuries fared less well, advancing 3.43% according to the Lehman Brothers U.S. Treasury Index.

For the 12 months ending November 30, 2004, the fund's Institutional Class shares returned 6.55%, while the Fidelity Balanced 60/40 Composite Index and the LipperSM Balanced Funds Average turned in gains of 9.51% and 8.84%, respectively. Unrewarding stock picking and a significant overweighting in the media industry caused the fund to underperform the index, whereas the fixed-income subportfolio helped reduce the degree of underperformance - largely on the strength of some out-of-index investments in the outperforming high-yield sector. EchoStar Communications, a detractor on the equity side, was the victim of fears about increasing competition from rival satellite TV providers and from the cable industry. Meanwhile, brokerage holdings Morgan Stanley and Merrill Lynch both were sidetracked by investors' concerns about the impact of rising interest rates on future business. On the other hand, my decision to underweight both information technology and health care helped relative performance. In the consumer staples sector, razor manufacturer Gillette was a significant contributor both in absolute terms and compared with the index. Verizon Communications also aided performance, boosted by a regulatory change that enabled the company to charge higher rates for leasing its network to competitors.

The views expressed in this statement reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class A
Actual	$ 1,000.00	$ 1,036.10	$ 5.04
HypotheticalA	$ 1,000.00	$ 1,019.99	$ 5.01
Class T
Actual	$ 1,000.00	$ 1,035.20	$ 6.36
HypotheticalA	$ 1,000.00	$ 1,018.67	$ 6.33
	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class B
Actual	$ 1,000.00	$ 1,032.20	$ 9.14
HypotheticalA	$ 1,000.00	$ 1,015.89	$ 9.11
Class C
Actual	$ 1,000.00	$ 1,032.90	$ 9.15
HypotheticalA	$ 1,000.00	$ 1,015.89	$ 9.11
Institutional Class
Actual	$ 1,000.00	$ 1,037.60	$ 3.77
HypotheticalA	$ 1,000.00	$ 1,021.25	$ 3.75

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	.99%
Class T	1.25%
Class B	1.80%
Class C	1.80%
Institutional Class	.74%

Annual Report

Investment Changes

Top Five Stocks as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
EchoStar Communications Corp. Class A	5.1	3.8
Omnicom Group, Inc.	4.4	3.7
Wells Fargo & Co.	3.4	3.1
BellSouth Corp.	3.2	2.9
Morgan Stanley	3.1	3.2
	19.2
Top Five Bond Issuers as of November 30, 2004
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
Fannie Mae	10.6	10.2
U.S. Treasury Obligations	7.1	4.2
Freddie Mac	1.1	1.0
Government National Mortgage Association	0.5	1.4
CS First Boston Mortgage Securities Corp.	0.4	0.3
	19.7
Top Five Market Sectors as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	16.5	18.7
Consumer Discretionary	15.5	14.4
Telecommunication Services	9.2	6.3
Consumer Staples	8.9	11.2
Energy	4.3	4.1
Asset Allocation (% of fund's net assets)
As of November 30, 2004 *	As of May 31, 2004 **
Stocks 56.0%	Stocks 57.2%
Bonds 37.4%	Bonds 37.8%
Other Investments 0.1%	Other Investments 0.2%
Short-Term Investments and Net Other Assets 6.5%	Short-Term Investments and Net Other Assets 4.8%

* Foreign investments	4.9%	** Foreign investments	6.0%
Percentages are adjusted for the effect of futures contracts and swaps, if applicable.

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Common Stocks - 56.0%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 13.6%
Auto Components - 0.0%
Exide Technologies warrants 3/18/06 (a)	682	$ 0
Hotels, Restaurants & Leisure - 0.3%
Carnival Corp. unit	110,900	5,879
Media - 11.4%
E.W. Scripps Co. Class A	424,540	19,843
EchoStar Communications Corp. Class A	2,556,319	83,801
News Corp. Class B (e)	669,200	12,106
Omnicom Group, Inc.	904,250	73,244
		188,994
Multiline Retail - 1.5%
Barneys, Inc. warrants 4/1/08 (a)	460	30
Kohl's Corp. (a)	525,300	24,248
		24,278
Specialty Retail - 0.0%
Stage Stores, Inc. (a)	770	32
Textiles, Apparel & Luxury Goods - 0.4%
Liz Claiborne, Inc.	152,400	6,259
TOTAL CONSUMER DISCRETIONARY		225,442
CONSUMER STAPLES - 8.4%
Beverages - 0.5%
The Coca-Cola Co.	226,300	8,896
Food & Staples Retailing - 3.9%
Costco Wholesale Corp.	296,800	14,424
Wal-Mart Stores, Inc.	694,500	36,156
Walgreen Co.	348,400	13,302
		63,882
Food Products - 0.3%
McCormick & Co., Inc. (non-vtg.)	146,900	5,355
Household Products - 1.5%
Colgate-Palmolive Co.	145,000	6,669
Kimberly-Clark Corp.	290,300	18,466
		25,135
Personal Products - 1.3%
Gillette Co.	501,900	21,828
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Tobacco - 0.9%
Altria Group, Inc.	245,720	$ 14,126
TOTAL CONSUMER STAPLES		139,222
ENERGY - 2.8%
Oil & Gas - 2.8%
BP PLC sponsored ADR	232,700	14,276
Exxon Mobil Corp.	629,468	32,260
		46,536
FINANCIALS - 13.9%
Capital Markets - 7.1%
Goldman Sachs Group, Inc.	269,700	28,254
Merrill Lynch & Co., Inc.	671,400	37,404
Morgan Stanley	1,029,900	52,267
		117,925
Commercial Banks - 3.4%
Wells Fargo & Co.	893,900	55,216
Consumer Finance - 0.6%
American Express Co.	186,600	10,395
Insurance - 2.8%
Allstate Corp.	227,400	11,484
American International Group, Inc.	342,725	21,712
PartnerRe Ltd.	92,300	5,651
St. Paul Travelers Companies, Inc.	218,198	7,960
		46,807
TOTAL FINANCIALS		230,343
HEALTH CARE - 1.0%
Health Care Equipment & Supplies - 0.5%
Alcon, Inc.	102,800	7,661
Pharmaceuticals - 0.5%
Pfizer, Inc.	323,250	8,977
TOTAL HEALTH CARE		16,638
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - 2.9%
Aerospace & Defense - 0.8%
Lockheed Martin Corp.	95,500	$ 5,810
Northrop Grumman Corp.	137,400	7,740
		13,550
Airlines - 0.4%
Continental Airlines, Inc. Class B (a)(e)	535,400	5,964
Industrial Conglomerates - 1.3%
General Electric Co.	607,100	21,467
Road & Rail - 0.4%
Union Pacific Corp.	100,600	6,382
TOTAL INDUSTRIALS		47,363
INFORMATION TECHNOLOGY - 3.7%
Communications Equipment - 0.9%
Cisco Systems, Inc. (a)	798,300	14,936
Foundry Networks, Inc. (a)	300	4
		14,940
Computers & Peripherals - 0.4%
Diebold, Inc.	130,700	6,953
IT Services - 0.4%
Paychex, Inc.	196,581	6,519
Software - 2.0%
Microsoft Corp.	1,221,400	32,746
TOTAL INFORMATION TECHNOLOGY		61,158
MATERIALS - 1.6%
Containers & Packaging - 1.6%
Packaging Corp. of America	131,800	3,031
Smurfit-Stone Container Corp. (a)	1,301,696	23,378
		26,409
TELECOMMUNICATION SERVICES - 7.4%
Diversified Telecommunication Services - 7.4%
BellSouth Corp.	1,982,800	53,179
SBC Communications, Inc.	641,184	16,139
Telewest Global, Inc. (a)	109,547	1,604
Verizon Communications, Inc.	1,225,500	50,527
		121,449
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - 0.7%
Electric Utilities - 0.7%
Entergy Corp.	180,000	$ 11,668
TOTAL COMMON STOCKS (Cost $787,942)		926,228
Preferred Stocks - 0.0%

Convertible Preferred Stocks - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Cincinnati Bell, Inc. Series B, 6.75%	8,700	352
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
PRIMEDIA, Inc. Series D, 10.00%	430	41
TOTAL PREFERRED STOCKS (Cost $266)		393
Nonconvertible Bonds - 12.8%
	Principal Amount (000s)
CONSUMER DISCRETIONARY - 1.9%
Auto Components - 0.2%
DaimlerChrysler NA Holding Corp. 7.2% 9/1/09	$ 750	831
Dana Corp.:
9% 8/15/11	240	288
10.125% 3/15/10	600	678
Delco Remy International, Inc. 9.375% 4/15/12	490	505
Stoneridge, Inc. 11.5% 5/1/12	20	23
Tenneco Automotive, Inc. 8.625% 11/15/14 (f)	150	158
Visteon Corp.:
7% 3/10/14	230	214
8.25% 8/1/10	225	232
		2,929
Automobiles - 0.2%
Ford Motor Co.:
6.625% 10/1/28	215	194
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Automobiles - continued
Ford Motor Co.: - continued
7.45% 7/16/31	$ 1,025	$ 997
General Motors Corp.:
8.25% 7/15/23	835	852
8.375% 7/15/33	695	707
		2,750
Hotels, Restaurants & Leisure - 0.3%
Argosy Gaming Co. 7% 1/15/14	190	211
Friendly Ice Cream Corp. 8.375% 6/15/12	85	83
Gaylord Entertainment Co. 8% 11/15/13	160	174
Host Marriott LP 7.125% 11/1/13	130	139
Mandalay Resort Group 6.5% 7/31/09	600	627
MGM MIRAGE:
5.875% 2/27/14	460	451
8.5% 9/15/10	385	439
9.75% 6/1/07	45	50
Morton's Restaurant Group, Inc. 7.5% 7/1/10	130	125
NCL Corp. Ltd. 10.625% 7/15/14 (f)	235	241
Penn National Gaming, Inc. 6.875% 12/1/11	480	502
Six Flags, Inc.:
8.875% 2/1/10	95	96
9.625% 6/1/14	640	631
Starwood Hotels & Resorts Worldwide, Inc. 7.375% 5/1/07	630	673
Station Casinos, Inc. 6% 4/1/12	280	291
Vail Resorts, Inc. 6.75% 2/15/14	190	194
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 6.625% 12/1/14 (f)(g)	630	621
		5,548
Household Durables - 0.1%
Levitz Home Furnishings, Inc. 12% 11/1/11 (f)	290	296
Standard Pacific Corp. 9.25% 4/15/12	240	280
WCI Communities, Inc. 7.875% 10/1/13	200	212
		788
Leisure Equipment & Products - 0.0%
K2, Inc. 7.375% 7/1/14 (f)	130	141
True Temper Sports, Inc. 8.375% 9/15/11	110	98
		239
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Media - 1.0%
3815668 Canada, Inc. 8% 9/15/12 (f)	$ 110	$ 117
Advanstar Communications, Inc. 10.75% 8/15/10	200	225
AMC Entertainment, Inc. 9.875% 2/1/12	420	455
AOL Time Warner, Inc. 7.625% 4/15/31	1,000	1,172
Cablevision Systems Corp.:
6.6688% 4/1/09 (f)(h)	450	476
8% 4/15/12 (f)	640	683
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 8% 4/30/12 (f)	370	383
Corus Entertainment, Inc. 8.75% 3/1/12	780	864
Cox Communications, Inc. 7.125% 10/1/12	510	561
CSC Holdings, Inc.:
7.625% 4/1/11	1,598	1,722
7.625% 7/15/18	270	288
Dex Media, Inc.:
0% 11/15/13 (d)	205	157
8% 11/15/13	430	459
Houghton Mifflin Co. 9.875% 2/1/13	365	402
Kabel Deutschland GmbH 10.625% 7/1/14 (f)	180	206
LBI Media Holdings, Inc. 0% 10/15/13 (d)	493	360
LBI Media, Inc. 10.125% 7/15/12	365	410
Liberty Media Corp. 8.25% 2/1/30	1,250	1,419
Loews Cineplex Entertainment Corp. 9% 8/1/14 (f)	370	398
Nexstar Broadcasting, Inc. 7% 1/15/14	250	246
Nextmedia Operating, Inc. 10.75% 7/1/11	370	413
PanAmSat Corp. 9% 8/15/14 (f)	190	204
PEI Holdings, Inc. 11% 3/15/10	302	350
PRIMEDIA, Inc. 7.625% 4/1/08	1,275	1,275
Radio One, Inc. 8.875% 7/1/11	1,215	1,324
Rogers Cable, Inc. 6.75% 3/15/15 (f)	570	582
Time Warner, Inc. 6.625% 5/15/29	655	686
Videotron Ltee 6.875% 1/15/14 (f)	520	540
		16,377
Multiline Retail - 0.0%
Dillard's, Inc. 6.69% 8/1/07	650	673
Specialty Retail - 0.1%
Asbury Automotive Group, Inc.:
8% 3/15/14	815	807
9% 6/15/12	160	169
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Blockbuster, Inc. 9% 9/1/12 (f)	$ 270	$ 270
Sonic Automotive, Inc. 8.625% 8/15/13	400	431
		1,677
TOTAL CONSUMER DISCRETIONARY		30,981
CONSUMER STAPLES - 0.5%
Food & Staples Retailing - 0.1%
Ahold Finance USA, Inc. 8.25% 7/15/10	870	979
Jean Coutu Group, Inc.:
7.625% 8/1/12 (f)	120	125
8.5% 8/1/14 (f)	300	305
NeighborCare, Inc. 6.875% 11/15/13	380	399
Rite Aid Corp. 6.875% 8/15/13	130	118
Stater Brothers Holdings, Inc. 5.38% 6/15/10 (h)	280	286
		2,212
Food Products - 0.2%
Corn Products International, Inc.:
8.25% 7/15/07	755	823
8.45% 8/15/09	70	80
Dean Foods Co.:
6.9% 10/15/17	545	559
8.15% 8/1/07	325	353
Doane Pet Care Co. 10.75% 3/1/10	470	508
Hines Nurseries, Inc. 10.25% 10/1/11	100	109
Reddy Ice Group, Inc. 8.875% 8/1/11	70	76
Smithfield Foods, Inc. 7% 8/1/11 (f)	690	731
United Agriculture Products, Inc. 8.25% 12/15/11 (f)	130	138
		3,377
Tobacco - 0.2%
Altria Group, Inc. 7% 11/4/13	905	966
Philip Morris Companies, Inc. 7.75% 1/15/27	1,500	1,643
		2,609
TOTAL CONSUMER STAPLES		8,198
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
ENERGY - 1.5%
Energy Equipment & Services - 0.2%
Grant Prideco, Inc.:
9% 12/15/09	$ 100	$ 112
9.625% 12/1/07	370	414
Hanover Compressor Co.:
8.625% 12/15/10	110	119
9% 6/1/14	190	210
Hornbeck Offshore Services, Inc. 6.125% 12/1/14 (f)	435	431
Petronas Capital Ltd. 7% 5/22/12 (f)	1,045	1,187
Pride International, Inc. 7.375% 7/15/14 (f)	190	211
Seabulk International, Inc. 9.5% 8/15/13	430	456
		3,140
Oil & Gas - 1.3%
Amerada Hess Corp.:
6.65% 8/15/11	135	148
7.125% 3/15/33	355	380
7.375% 10/1/09	310	346
Belden & Blake Corp. 8.75% 7/15/12 (f)	220	238
Chesapeake Energy Corp.:
6.875% 1/15/16	554	586
7.5% 6/15/14	220	244
El Paso Corp.:
7% 5/15/11	1,120	1,110
7.875% 6/15/12	485	498
El Paso Energy Corp.:
6.95% 12/15/07	175	179
7.375% 12/15/12	256	254
Empresa Nacional de Petroleo 6.75% 11/15/12 (f)	730	804
EnCana Corp. 6.5% 8/15/34	590	628
EnCana Holdings Finance Corp. 5.8% 5/1/14	385	406
Enterprise Products Operating LP:
4.625% 10/15/09 (f)	205	204
5.6% 10/15/14 (f)	145	145
Forest Oil Corp. 8% 12/15/11	370	416
General Maritime Corp. 10% 3/15/13	555	638
KCS Energy, Inc. 7.125% 4/1/12	190	200
Kinder Morgan Energy Partners LP 7.125% 3/15/12	435	493
Pemex Project Funding Master Trust:
6.125% 8/15/08	2,000	2,105
7.875% 2/1/09 (h)	1,200	1,338
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
Plains Exploration & Production Co.:
Series B, 8.75% 7/1/12	$ 720	$ 810
7.125% 6/15/14	170	189
Range Resources Corp. 7.375% 7/15/13	540	583
Ship Finance International Ltd. 8.5% 12/15/13	1,920	1,978
Teekay Shipping Corp. 8.875% 7/15/11	715	826
The Coastal Corp.:
6.5% 5/15/06	195	199
6.5% 6/1/08	1,115	1,104
7.5% 8/15/06	1,230	1,276
7.625% 9/1/08	310	317
7.75% 6/15/10	770	793
Vintage Petroleum, Inc. 8.25% 5/1/12	405	440
Williams Companies, Inc.:
7.125% 9/1/11	1,190	1,312
7.5% 1/15/31	110	114
7.625% 7/15/19	385	429
		21,730
TOTAL ENERGY		24,870
FINANCIALS - 2.6%
Capital Markets - 0.7%
Amvescap PLC yankee 6.6% 5/15/05	270	274
BCP Caylux Holdings Luxembourg SCA 9.625% 6/15/14 (f)	780	874
Equinox Holdings Ltd. 9% 12/15/09	60	63
Goldman Sachs Group, Inc.:
5.25% 10/15/13	2,500	2,524
6.6% 1/15/12	2,345	2,600
Merrill Lynch & Co., Inc.:
4.125% 1/15/09	1,800	1,799
5% 1/15/15	240	236
Morgan Stanley:
3.875% 1/15/09	2,500	2,477
4.75% 4/1/14	260	251
6.6% 4/1/12	900	994
		12,092
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Commercial Banks - 0.3%
Bank of America Corp.:
6.25% 4/15/12	$ 1,000	$ 1,094
7.4% 1/15/11	780	901
Export-Import Bank of Korea:
4.125% 2/10/09 (f)	260	258
5.25% 2/10/14 (f)	475	478
Korea Development Bank 3.875% 3/2/09	1,000	982
PNC Funding Corp. 5.75% 8/1/06	1,150	1,196
Wachovia Corp. 4.875% 2/15/14	445	439
Wells Fargo & Co. 4.2% 1/15/10	220	220
		5,568
Consumer Finance - 0.5%
Capital One Bank 5% 6/15/09	750	769
Ford Motor Credit Co. 7.875% 6/15/10	1,000	1,093
General Motors Acceptance Corp. 6.875% 9/15/11	1,565	1,596
Household Finance Corp. 4.125% 11/16/09	1,250	1,236
Household International, Inc. 8.875% 2/15/08	850	904
MBNA Corp.:
6.25% 1/17/07	770	810
7.5% 3/15/12	725	831
		7,239
Diversified Financial Services - 0.6%
Alliance Capital Management LP 5.625% 8/15/06	1,020	1,057
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	380	403
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 5/15/11 (d)	620	425
9.625% 11/15/09	150	126
10% 4/1/09	160	139
10.25% 1/15/10	700	595
Couche Tard U.S. LP /Couche Tard Financing Corp. 7.5% 12/15/13	310	336
Dex Media West LLC/Dex Media West Finance Co. 9.875% 8/15/13	215	247
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11	555	649
Hutchison Whampoa International 03/13 Ltd. 6.5% 2/13/13 (f)	280	297
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financial Services - continued
Hutchison Whampoa International 03/33 Ltd.:
6.25% 1/24/14 (f)	$ 510	$ 529
7.45% 11/24/33 (f)	300	318
J.P. Morgan Chase & Co. 6.75% 2/1/11	2,170	2,420
Mizuho Financial Group Cayman Ltd. 5.79% 4/15/14 (f)	415	428
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11	495	531
Refco Finance Holdings LLC/Refco Finance, Inc. 9% 8/1/12 (f)	490	534
UGS Corp. 10% 6/1/12 (f)	180	204
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10	660	767
		10,005
Insurance - 0.1%
Principal Life Global Funding I 6.25% 2/15/12 (f)	490	531
Provident Companies, Inc.:
7% 7/15/18	40	37
7.25% 3/15/28	55	51
UnumProvident Corp.:
6.75% 12/15/28	285	245
7.625% 3/1/11	150	153
		1,017
Real Estate - 0.3%
BRE Properties, Inc. 5.95% 3/15/07	1,500	1,565
EOP Operating LP:
4.65% 10/1/10	750	747
7% 7/15/11	1,250	1,399
Senior Housing Properties Trust 8.625% 1/15/12	770	872
Simon Property Group LP 5.625% 8/15/14 (f)	975	995
		5,578
Thrifts & Mortgage Finance - 0.1%
Countrywide Home Loans, Inc. 4% 3/22/11	1,245	1,197
Independence Community Bank Corp. 3.75% 4/1/14 (h)	475	456
Washington Mutual, Inc. 4.375% 1/15/08	530	538
		2,191
TOTAL FINANCIALS		43,690
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
HEALTH CARE - 0.4%
Health Care Providers & Services - 0.3%
AmeriPath, Inc. 10.5% 4/1/13	$ 440	$ 453
AmerisourceBergen Corp. 8.125% 9/1/08	130	144
HCA, Inc. 6.375% 1/15/15	300	297
IASIS Healthcare LLC/IASIS Capital Corp. 8.75% 6/15/14 (f)	640	694
Mariner Health Care, Inc. 8.25% 12/15/13 (f)	200	240
National Nephrology Associates, Inc. 9% 11/1/11 (f)	120	139
Psychiatric Solutions, Inc. 10.625% 6/15/13	235	272
Tenet Healthcare Corp.:
6.375% 12/1/11	420	389
7.375% 2/1/13	770	749
9.875% 7/1/14 (f)	265	284
U.S. Oncology, Inc.:
9% 8/15/12 (f)	880	981
10.75% 8/15/14 (f)	240	274
		4,916
Pharmaceuticals - 0.1%
Elan Finance PLC/Elan Finance Corp. 7.75% 11/15/11 (f)	735	777
TOTAL HEALTH CARE		5,693
INDUSTRIALS - 1.2%
Aerospace & Defense - 0.1%
BE Aerospace, Inc.:
8% 3/1/08	165	165
8.875% 5/1/11	390	406
Bombardier, Inc.:
6.3% 5/1/14 (f)	780	702
7.45% 5/1/34 (f)	260	229
Raytheon Co. 8.3% 3/1/10	1,000	1,178
		2,680
Airlines - 0.6%
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	360	333
7.377% 5/23/19	451	288
7.379% 5/23/16	263	168
7.8% 4/1/08	150	131
8.608% 10/1/12	405	354
10.18% 1/2/13	185	131
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
INDUSTRIALS - continued
Airlines - continued
Continental Airlines, Inc. 8% 12/15/05	$ 4,320	$ 4,072
Continental Airlines, Inc. pass thru trust certificates:
6.9% 7/2/18	451	352
7.568% 12/1/06	205	154
8.312% 10/2/12	197	144
8.321% 11/1/06	25	24
8.388% 5/1/22	136	103
Delta Air Lines, Inc.:
equipment trust certificates 8.54% 1/2/07	50	35
9.5% 11/18/08 (f)	394	341
Delta Air Lines, Inc. pass thru trust certificates:
7.299% 9/18/06	4	3
7.57% 11/18/10	380	364
7.711% 9/18/11	75	55
7.779% 11/18/05	27	22
7.779% 1/2/12	584	304
7.92% 5/18/12	1,180	861
10.06% 1/2/16	130	78
Northwest Airlines, Inc.:
7.875% 3/15/08	1,375	1,048
10.5% 4/1/09	388	306
Northwest Airlines, Inc. pass thru trust certificates:
6.81% 2/1/20	153	141
7.248% 7/2/14	229	162
7.626% 4/1/10	367	290
7.691% 4/1/17	25	20
7.95% 9/1/16	27	21
8.304% 9/1/10	172	139
NWA Trust 10.23% 6/21/14	131	117
		10,561
Building Products - 0.1%
Building Materials Corp. of America 7.75% 8/1/14 (f)	360	362
Mueller Group, Inc. 6.91% 11/1/11 (h)	370	383
Nortek, Inc. 8.5% 9/1/14 (f)	420	452
		1,197
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - 0.1%
Allied Waste North America, Inc.:
5.75% 2/15/11	$ 190	$ 174
7.625% 1/1/06	990	1,022
8.5% 12/1/08	250	261
		1,457
Machinery - 0.1%
Cummins, Inc. 9.5% 12/1/10 (h)	170	194
Dresser-Rand Group, Inc. 7.375% 11/1/14 (f)	180	185
Invensys PLC 9.875% 3/15/11 (f)	825	881
Park-Ohio Industries, Inc. 8.375% 11/15/14 (f)	180	179
Terex Corp. 7.375% 1/15/14	95	101
		1,540
Marine - 0.0%
Horizon Lines LLC/Holdings Corp. 9% 11/1/12 (f)	130	142
OMI Corp. 7.625% 12/1/13	175	188
		330
Road & Rail - 0.2%
Kansas City Southern Railway Co.:
7.5% 6/15/09	1,085	1,123
9.5% 10/1/08	70	79
TFM SA de CV yankee:
10.25% 6/15/07	730	768
11.75% 6/15/09	775	791
		2,761
TOTAL INDUSTRIALS		20,526
INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.1%
L-3 Communications Corp. 6.125% 1/15/14	310	318
Lucent Technologies, Inc.:
6.45% 3/15/29	270	234
6.5% 1/15/28	70	60
Nortel Networks Corp. 6.125% 2/15/06	680	689
		1,301
Electronic Equipment & Instruments - 0.1%
Celestica, Inc. 7.875% 7/1/11	1,090	1,155
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Flextronics International Ltd. 6.5% 5/15/13	$ 105	$ 106
Sanmina-SCI Corp. 10.375% 1/15/10	340	391
		1,652
IT Services - 0.0%
Iron Mountain, Inc. 6.625% 1/1/16	390	371
Office Electronics - 0.1%
Xerox Corp.:
7.125% 6/15/10	675	731
7.625% 6/15/13	570	624
		1,355
Semiconductors & Semiconductor Equipment - 0.1%
Freescale Semiconductor, Inc.:
4.82% 7/15/09 (h)	350	364
6.875% 7/15/11	400	428
7.125% 7/15/14	360	387
Semiconductor Note Participation Trust 0% 8/4/11 (f)	480	677
Viasystems, Inc. 10.5% 1/15/11	375	362
		2,218
TOTAL INFORMATION TECHNOLOGY		6,897
MATERIALS - 1.0%
Chemicals - 0.3%
America Rock Salt Co. LLC 9.5% 3/15/14	190	198
Berry Plastics Corp. 10.75% 7/15/12	270	309
Compass Minerals Group, Inc. 10% 8/15/11	550	619
Equistar Chemicals LP/Equistar Funding Corp. 10.625% 5/1/11	535	619
Huntsman Advanced Materials LLC:
11% 7/15/10 (f)	250	298
11.86% 7/15/08 (f)(h)	320	336
Huntsman ICI Holdings LLC 0% 12/31/09	245	136
JohnsonDiversey Holdings, Inc. 0% 5/15/13 (d)	230	197
Lubrizol Corp.:
4.625% 10/1/09	370	367
5.5% 10/1/14	175	173
6.5% 10/1/34	315	309
Lyondell Chemical Co.:
9.5% 12/15/08	125	136
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
MATERIALS - continued
Chemicals - continued
Lyondell Chemical Co.: - continued
9.625% 5/1/07	$ 120	$ 131
Nalco Co. 7.75% 11/15/11	230	248
PolyOne Corp.:
8.875% 5/1/12	185	201
10.625% 5/15/10	205	231
The Scotts Co. 6.625% 11/15/13	230	244
		4,752
Construction Materials - 0.1%
RMCC Acquisition Co. 9.5% 11/1/12 (f)	730	730
U.S. Concrete, Inc. 8.375% 4/1/14	230	246
		976
Containers & Packaging - 0.2%
BWAY Corp. 10% 10/15/10	150	159
Cellu Tissue Holdings, Inc. 9.75% 3/15/10	235	242
Crown European Holdings SA 10.875% 3/1/13	380	445
Owens-Brockway Glass Container, Inc.:
6.75% 12/1/14 (f)	220	221
7.75% 5/15/11	240	258
8.25% 5/15/13	410	447
8.75% 11/15/12	340	381
8.875% 2/15/09	515	557
Owens-Illinois, Inc.:
7.35% 5/15/08	130	137
7.8% 5/15/18	50	51
8.1% 5/15/07	250	264
Sealed Air Corp. 5.625% 7/15/13 (f)	170	174
		3,336
Metals & Mining - 0.2%
Allegheny Technologies, Inc. 8.375% 12/15/11	185	198
California Steel Industries, Inc. 6.125% 3/15/14	245	245
Compass Minerals International, Inc. 0% 12/15/12 (d)	615	526
CSN Islands VIII Corp. 9.75% 12/16/13 (f)	840	899
Foundation Pennsylvania Coal Co. 7.25% 8/1/14 (f)	200	213
IMCO Recycling Escrow, Inc. 9% 11/15/14 (f)	190	197
International Steel Group, Inc. 6.5% 4/15/14	415	438
Ispat Inland ULC 9.75% 4/1/14	350	422
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
MATERIALS - continued
Metals & Mining - continued
Massey Energy Co. 6.625% 11/15/10	$ 210	$ 219
Wise Metals Group LLC/Alloys Finance 10.25% 5/15/12 (f)	760	770
		4,127
Paper & Forest Products - 0.2%
Boise Cascade LLC/Boise Cascade Finance Corp. 7.125% 10/15/14 (f)	100	105
Georgia-Pacific Corp.:
8% 1/15/24	390	449
9.5% 12/1/11	785	975
International Paper Co.:
4.25% 1/15/09	185	184
5.5% 1/15/14	470	479
Norske Skog Canada Ltd.:
7.375% 3/1/14	160	166
8.625% 6/15/11	330	353
Stone Container Corp.:
8.375% 7/1/12	360	400
9.75% 2/1/11	420	464
		3,575
TOTAL MATERIALS		16,766
TELECOMMUNICATION SERVICES - 1.7%
Diversified Telecommunication Services - 1.3%
AT&T Broadband Corp. 8.375% 3/15/13	500	606
Bellsouth Capital Funding Corp. 7.875% 2/15/30	580	695
BellSouth Corp. 5.2% 9/15/14	500	500
British Telecommunications PLC 8.875% 12/15/30	1,250	1,628
Deutsche Telekom International Finance BV 8.75% 6/15/30	1,000	1,284
France Telecom SA:
8.5% 3/1/11	610	724
9.5% 3/1/31	1,200	1,584
Koninklijke KPN NV yankee 8% 10/1/10	450	528
New Skies Satellites NV 7.4375% 11/1/11 (f)(h)	380	390
NTL Cable PLC 8.75% 4/15/14 (f)	215	241
Primus Telecommunications Group, Inc. 8% 1/15/14	270	224
Qwest Communications International, Inc.:
7.25% 2/15/11 (f)	75	74
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Qwest Communications International, Inc.: - continued
7.5% 2/15/14 (f)	$ 545	$ 530
Qwest Corp. 9.125% 3/15/12 (f)	365	415
Qwest Services Corp. 14% 12/15/10 (f)(h)	2,945	3,505
SBC Communications, Inc.:
6.15% 9/15/34	750	745
6.45% 6/15/34	750	774
Sprint Capital Corp. 6.875% 11/15/28	1,850	1,966
Telecom Italia Capital:
4.95% 9/30/14 (f)	565	546
5.25% 11/15/13	1,300	1,298
Telefonica Europe BV 7.75% 9/15/10	635	739
Verizon Global Funding Corp.:
7.25% 12/1/10	1,185	1,354
7.75% 12/1/30	600	721
		21,071
Wireless Telecommunication Services - 0.4%
America Movil SA de CV:
4.125% 3/1/09	500	489
5.5% 3/1/14	450	435
American Tower Corp. 9.375% 2/1/09	97	102
AT&T Wireless Services, Inc. 7.875% 3/1/11	255	298
Centennial Communications Corp./Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp. 8.125% 2/1/14 (h)	380	387
Crown Castle International Corp.:
Series B, 7.5% 12/1/13	390	417
10.75% 8/1/11	190	206
DirecTV Holdings LLC/DirecTV Financing, Inc. 8.375% 3/15/13	480	547
Inmarsat Finance PLC 7.625% 6/30/12	190	194
Intelsat Ltd.:
6.5% 11/1/13	190	162
7.625% 4/15/12	70	66
Millicom International Cellular SA 10% 12/1/13 (f)	400	416
Nextel Partners, Inc. 8.125% 7/1/11	130	142
Rogers Communications, Inc.:
5.525% 12/15/10 (f)(h)	220	228
6.375% 3/1/14	595	579
7.25% 12/15/12 (f)	140	145
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Rogers Communications, Inc.: - continued
7.5% 3/15/15 (f)	$ 350	$ 363
8% 12/15/12 (f)	160	166
9.625% 5/1/11	390	450
Western Wireless Corp. 9.25% 7/15/13	480	517
		6,309
TOTAL TELECOMMUNICATION SERVICES		27,380
UTILITIES - 1.6%
Electric Utilities - 0.5%
Allegheny Energy Supply Co. LLC 8.25% 4/15/12 (f)	155	176
Cleveland Electric Illuminating Co. 5.65% 12/15/13	805	825
Duke Capital LLC:
4.37% 3/1/09	100	100
6.75% 2/15/32	570	600
Exelon Corp. 6.75% 5/1/11	1,000	1,110
FirstEnergy Corp. 6.45% 11/15/11	170	183
Illinois Power Co. 7.5% 6/15/09	1,275	1,436
Nevada Power Co.:
5.875% 1/15/15 (f)	130	131
10.875% 10/15/09	110	128
Niagara Mohawk Power Corp. 8.875% 5/15/07	650	723
Progress Energy, Inc. 7.1% 3/1/11	1,350	1,507
Sierra Pacific Power Co. 6.25% 4/15/12	120	125
Southern California Edison Co. 7.625% 1/15/10	480	550
TECO Energy, Inc. 6.125% 5/1/07	290	302
		7,896
Gas Utilities - 0.3%
ANR Pipeline, Inc. 8.875% 3/15/10	180	202
Consolidated Natural Gas Co. 6.85% 4/15/11	585	652
Dynegy Holdings, Inc. 10.125% 7/15/13 (f)	290	335
NiSource Finance Corp. 7.875% 11/15/10	1,215	1,422
Northwest Pipeline Corp. 8.125% 3/1/10	170	189
Sonat, Inc.:
6.75% 10/1/07	115	117
7.625% 7/15/11	80	81
Southern Natural Gas Co. 8.875% 3/15/10	220	247
Texas Eastern Transmission Corp. 7.3% 12/1/10	1,495	1,709
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
UTILITIES - continued
Gas Utilities - continued
Transcontinental Gas Pipe Line Corp.:
6.125% 1/15/05	$ 240	$ 241
6.25% 1/15/08	485	509
		5,704
Multi-Utilities & Unregulated Power - 0.8%
AES Corp.:
8.75% 6/15/08	19	21
8.75% 5/15/13 (f)	670	760
8.875% 2/15/11	187	213
9% 5/15/15 (f)	510	584
9.375% 9/15/10	468	541
9.5% 6/1/09	1,117	1,271
Calpine Corp.:
7.82% 7/15/07 (f)(h)	420	367
8.5% 7/15/10 (f)	90	71
CMS Energy Corp.:
7.5% 1/15/09	430	456
7.75% 8/1/10	465	505
8.5% 4/15/11	500	564
8.9% 7/15/08	1,060	1,167
9.875% 10/15/07	1,030	1,145
Constellation Energy Group, Inc. 7% 4/1/12	2,000	2,256
Dominion Resources, Inc.:
6.25% 6/30/12	1,725	1,861
8.125% 6/15/10	295	346
NRG Energy, Inc. 8% 12/15/13 (f)	635	700
Reliant Energy, Inc. 9.25% 7/15/10	220	245
Western Resources, Inc. 7.125% 8/1/09	120	131
		13,204
TOTAL UTILITIES		26,804
TOTAL NONCONVERTIBLE BONDS (Cost $198,735)		211,805
U.S. Government and Government Agency Obligations - 10.3%
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency Obligations - 3.2%
Fannie Mae:
2.5% 6/15/06	$ 3,595	$ 3,564
3.25% 8/15/08	765	753
3.25% 2/15/09	1,684	1,645
5.25% 8/1/12	2,000	2,056
5.5% 3/15/11	5,685	6,063
6% 5/15/11	13,910	15,221
6.25% 2/1/11	4,995	5,452
Freddie Mac:
3.625% 9/15/08	1,839	1,836
4% 6/12/13	2,342	2,214
5.75% 1/15/12	2,360	2,553
5.875% 3/21/11	5,505	5,905
6.625% 9/15/09	2,160	2,407
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-D, 5.23% 5/15/05	46	46
Series 1994-A, 7.12% 4/15/06	146	150
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-B, 7.5% 1/26/06	105	110
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates Series 1996-A1, 6.726% 9/15/10	2,609	2,853
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		52,828
U.S. Treasury Inflation Protected Obligations - 1.0%
U.S. Treasury Inflation-Indexed Bonds 2.375% 1/15/25	5,037	5,216
U.S. Treasury Inflation-Indexed Notes 2% 1/15/14	10,277	10,555
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		15,771
U.S. Treasury Obligations - 6.1%
U.S. Treasury Bonds 6.25% 5/15/30	6,180	7,203
U.S. Treasury Notes:
1.625% 2/28/06	48,115	47,442
3.125% 5/15/07	13,580	13,574
3.125% 4/15/09	300	294
4.75% 5/15/14	10,000	10,308
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Treasury Obligations - continued
U.S. Treasury Notes: - continued
6.5% 2/15/10	$ 2,145	$ 2,421
7% 7/15/06	19,000	20,224
TOTAL U.S. TREASURY OBLIGATIONS		101,466
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $169,853)		170,065
U.S. Government Agency - Mortgage Securities - 8.9%

Fannie Mae - 8.4%
4% 12/1/19 (g)	4,000	3,891
4.5% 12/1/19 (g)	10,000	9,944
4.5% 12/1/19 (g)	2,450	2,436
4.5% 7/1/33 to 12/1/33	15,317	14,753
5% 12/1/16 to 7/1/18	16,530	16,780
5% 12/1/19 (g)	398	404
5% 12/1/34 (g)	15,000	14,813
5% 12/1/34 (g)	6,640	6,557
5.5% 2/1/11 to 9/1/28	12,655	13,056
5.5% 12/1/34 (g)	28,208	28,570
5.5% 12/1/34 (g)	5,000	5,064
6% 7/1/12 to 1/1/29	3,899	4,043
6.5% 4/1/11 to 9/1/32	13,864	14,606
6.5% 12/1/19 (g)	203	215
7% 12/1/23 to 4/1/29	256	272
7.5% 6/1/25 to 4/1/29	2,587	2,779
TOTAL FANNIE MAE		138,183
Government National Mortgage Association - 0.5%
6.5% 10/15/27 to 7/15/34	2,188	2,313
7% 12/15/25 to 12/15/32	2,158	2,296
7.5% 2/15/23 to 12/15/28	2,946	3,179
8% 11/15/21 to 12/15/26	695	759
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		8,547
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $144,784)		146,730
Asset-Backed Securities - 1.1%
	Principal Amount (000s)	Value (Note 1) (000s)
ACE Securities Corp. Series 2004-HE1:
Class M1, 2.6806% 2/25/34 (h)	$ 200	$ 200
Class M2, 3.2806% 2/25/34 (h)	225	225
Ameriquest Mortgage Securities, Inc. Series 2004-R2:
Class M1, 2.6106% 4/25/34 (h)	115	115
Class M2, 2.6606% 4/25/34 (h)	100	100
Amortizing Residential Collateral Trust Series 2003-BC1 Class M2, 3.2806% 1/25/32 (h)	235	236
Argent Securities, Inc. Series 2004-W5 Class M1, 2.7806% 4/25/34 (h)	360	360
Capital One Multi-Asset Execution Trust:
Series 2003-B4 Class B4, 2.9% 7/15/11 (h)	585	595
Series 2004-6 Class B, 4.15% 7/16/12	730	723
Chase Manhattan Auto Owner Trust Series 2001-A Class A4, 5.07% 2/15/08	1,920	1,930
Citibank Credit Card Issuance Trust Series 2002-C1 Class C1, 3.2% 2/9/09 (h)	1,250	1,268
Countrywide Home Loans, Inc.:
Series 2004-2 Class M1, 2.6806% 5/25/34 (h)	475	475
Series 2004-3 Class M1, 2.6806% 6/25/34 (h)	125	125
Series 2004-4:
Class A, 2.5506% 8/25/34 (h)	404	404
Class M1, 2.6606% 7/25/34 (h)	325	325
Class M2, 2.7106% 6/25/34 (h)	400	400
Discover Card Master Trust I:
Series 2001-6 Class A, 5.75% 12/15/08	4,000	4,153
Series 2003-4 Class B1, 2.43% 5/16/11 (h)	770	773
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 2.7306% 3/25/34 (h)	25	25
Class M4, 3.0806% 3/25/34 (h)	25	25
Class M6, 3.4306% 3/25/34 (h)	25	25
Fremont Home Loan Trust Series 2004-A:
Class M1, 2.7306% 1/25/34 (h)	425	425
Class M2, 3.3306% 1/25/34 (h)	475	475
GSAMP Trust Series 2004-FM2 Class M1, 2.6806% 1/25/34 (h)	250	250
Home Equity Asset Trust Series 2002-4 Class M2, 4.2306% 3/25/33 (h)	175	178
MBNA Credit Card Master Note Trust Series 2001-A1 Class A1, 5.75% 10/15/08	1,000	1,037
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 2.6806% 7/25/34 (h)	200	200
Class M2, 2.7306% 7/25/34 (h)	25	25
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Meritage Mortgage Loan Trust Series 2004-1: - continued
Class M3, 3.1306% 7/25/34 (h)	$ 75	$ 75
Class M4, 3.2806% 7/25/34 (h)	50	50
Morgan Stanley ABS Capital I, Inc.:
Series 2003-HE1 Class M2, 4.0806% 5/25/33 (h)	150	152
Series 2003-NC5 Class M2, 4.1806% 4/25/33 (h)	250	255
Morgan Stanley Dean Witter Capital I Trust Series 2003-NC1 Class M1, 3.2306% 11/25/32 (h)	235	238
Sears Credit Account Master Trust II Series 2000-2 Class A, 6.75% 9/16/09	2,940	3,025
Structured Asset Securities Corp. Series 2004-GEL1 Class A, 2.5406% 2/25/34 (h)	148	148
TOTAL ASSET-BACKED SECURITIES (Cost $18,692)		19,015
Collateralized Mortgage Obligations - 0.4%

Private Sponsor - 0.0%
CS First Boston Mortgage Securities Corp. floater Series 2004-AR3 Class 6A2, 2.5506% 4/25/34 (h)	370	371
Master Alternative Loan Trust Series 2004-3 Class 3A1, 6% 4/25/34	161	162
Residential Asset Mortgage Products, Inc. sequential pay Series 2004-SL2 Class A1, 6.5% 10/25/16	178	184
TOTAL PRIVATE SPONSOR		717
U.S. Government Agency - 0.4%
Fannie Mae guaranteed REMIC pass thru certificates planned amortization class Series 2004-81 Class KD:
4.5% 4/25/17	1,795	1,776
4.5% 7/25/18	785	764
Freddie Mac Multi-class participation certificates guaranteed planned amortization class:
Series 2773 Class ED, 4.5% 8/15/17	2,595	2,547
Series 2885 Class PC, 4.5% 3/15/18	765	759
TOTAL U.S. GOVERNMENT AGENCY		5,846
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $6,675)		6,563
Commercial Mortgage Securities - 1.4%
	Principal Amount (000s)	Value (Note 1) (000s)
Bayview Commercial Asset Trust floater Series 2004-1:
Class A, 2.5406% 4/25/34 (f)(h)	$ 657	$ 655
Class B, 4.0806% 4/25/34 (f)(h)	94	94
Class M1, 2.7406% 4/25/34 (f)(h)	94	94
Class M2, 3.3806% 4/25/34 (f)(h)	94	94
Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 1.5111% 8/1/24 (f)(h)	353	321
COMM:
floater:
Series 2002-FL7 Class D, 2.67% 11/15/14 (f)(h)	225	225
Series 2003-FL9 Class B, 2.6% 11/15/15 (f)(h)	419	420
Series 2004-LBN2 Class X2, 1.1195% 3/10/39 (f)(h)(i)	1,567	68
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 1999-C1 Class A2, 7.29% 9/15/41	1,250	1,404
Series 2000-C1 Class A2, 7.545% 4/15/62	1,000	1,141
Series 2004-C1 Class A3, 4.321% 1/15/37	475	469
Series 1997-C2 Class D, 7.27% 1/17/35	2,310	2,553
Series 2004-C1 Class ASP, 1.0449% 1/15/37 (f)(h)(i)	7,685	312
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 6/10/33	3,500	4,006
Fannie Mae sequential pay Series 1999-10 Class MZ, 6.5% 9/17/38	1,219	1,281
GS Mortgage Securities Corp. II:
sequential pay:
Series 2001-LIBA Class A2, 6.615% 2/14/16 (f)	520	570
Series 2003-C1 Class A2A, 3.59% 1/10/40	720	716
Series 1998-GLII Class E, 6.9703% 4/13/31 (h)	635	667
J.P. Morgan Commercial Mortgage Finance Corp. sequential pay Series 2000-C9 Class A2, 7.77% 10/15/32	1,440	1,650
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A:
Class B, 4.13% 11/20/37 (f)	700	666
Class C, 4.13% 11/20/37 (f)	700	638
Morgan Stanley Capital I, Inc. sequential pay Series 2004-HQ3 Class A2, 4.05% 1/13/41	505	499
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 11/15/07 (f)	$ 4,500	$ 4,798
Wachovia Bank Commercial Mortgage Trust sequential pay Series 2003-C6 Class A2, 4.498% 8/15/35	810	819
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $22,852)		24,160
Foreign Government and Government Agency Obligations - 0.4%

Chilean Republic:
5.625% 7/23/07	1,000	1,048
7.125% 1/11/12	865	981
Korean Republic 4.875% 9/22/14	500	487
State of Israel 4.625% 6/15/13	165	156
United Mexican States:
5.875% 1/15/14	440	443
6.375% 1/16/13	700	732
6.75% 9/27/34	885	841
7.5% 4/8/33	1,300	1,355
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $5,868)		6,043
Floating Rate Loans - 0.1%

TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Qwest Corp. Tranche A, term loan 6.5% 6/30/07 (h)	1,340	1,397
UTILITIES - 0.0%
Multi-Utilities & Unregulated Power - 0.0%
AES Corp. term loan 5.22% 8/10/11 (h)	514	522
TOTAL FLOATING RATE LOANS (Cost $1,858)		1,919
Money Market Funds - 12.9%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.98% (b)	202,745,515	$ 202,746
Fidelity Securities Lending Cash Central Fund, 2% (b)(c)	10,856,500	10,857
TOTAL MONEY MARKET FUNDS (Cost $213,603)		213,603
TOTAL INVESTMENT PORTFOLIO - 104.3% (Cost $1,571,128)		1,726,524
NET OTHER ASSETS - (4.3)%		(71,502)
NET ASSETS - 100%		$ 1,655,022
Swap Agreements
	Expiration Date	Notional Amount (000s)	Value (000s)
Interest Rate Swap
Receive quarterly a fixed rate equal to 3.524% and pay quarterly a floating rate based on 3-month LIBOR with Morgan Stanley, Inc.	May 2007	$ 5,000	$ 0
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Total Return Swap
Receive monthly a return equal to Lehman Brothers CMBS Erisa Eligible Index and pay monthly a floating rate based on 1-month LIBOR with Deutsche Bank	June 2005	$ 2,850	$ 0
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ Index and pay monthly a floating rate based on 1-month LIBOR minus 40 basis points with Lehman Brothers, Inc.	April 2005	1,500	(23)
Receive monthly a return equal to Lehman Brothers CMBS Erisa Eligible Index and pay monthly a floating rate based on 1-month LIBOR minus 55 basis points with Deutsche Bank	Dec. 2004	10,000	(113)
Receive monthly a return equal to Lehman Brothers CMBS Erisa Eligible Index and pay monthly a floating rate based on 1-month LIBOR with Goldman Sachs	March 2005	7,150	0
Receive quarterly a return equal to Banc of America Securities LLC AAA 10Yr Commercial Mortgage Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 72 basis points with Bank of America	Jan. 2005	1,500	(23)
Receive quarterly a return equal to Banc of America Securities LLC AAA 10Yr Commercial Mortgage-Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 70 basis points with Bank of America	Dec. 2004	1,500	(2)
Receive quarterly a return equal to that of Banc of America Securities LLC AAA 10Yr Commercial Mortgage Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 30 basis points with Bank of America	May 2005	1,500	(20)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Total Return Swap - continued

Receive quarterly a return equal to that of Banc of America Securities LLC AAA 10Yr Commercial Mortgage-Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 27 basis points with Bank of America

	June 2005	$ 1,500	$ 0
Receive quarterly a return equal to that of Lehman Brothers Commercial Mortgage-Backed Securities AAA Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 8 basis points with Bank of America	April 2005	2,425	(28)
TOTAL RETURN SWAP		29,925	(209)
		$ 34,925	$ (209)
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $45,861,000 or 2.8% of net assets.

(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(i) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S.Government and U.S.Government Agency Obligations	19.7%
AAA,AA,A	4.5%
BBB	4.5%
BB	1.6%
B	3.6%
CCC,CC,C	1.3%
Not Rated	0.2%
Equities	56.0%
Short-Term Investments and Net Other Assets	8.6%
100.0%
We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.
Income Tax Information
At November 30, 2004, the fund had a capital loss carryforward of approximately $13,254,000 of which $3,276,000 and $9,978,000 will expire on November 30, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2004

Assets
Investment in securities, at value (including securities loaned of $10,472) (cost $1,571,128) - See accompanying schedule		$ 1,726,524
Cash		58
Receivable for investments sold		6,001
Receivable for fund shares sold		739
Dividends receivable		5,020
Interest receivable		6,865
Prepaid expenses		7
Receivable from investment adviser for expense reductions		5
Other affiliated receivables		15
Other receivables		36
Total assets		1,745,270

Liabilities
Payable for investments purchased Regular delivery	$ 512
Delayed delivery	72,649
Payable for fund shares redeemed	4,167
Swap agreements, at value	209
Accrued management fee	592
Distribution fees payable	739
Other affiliated payables	469
Other payables and accrued expenses	54
Collateral on securities loaned, at value	10,857
Total liabilities		90,248

Net Assets		$ 1,655,022
Net Assets consist of:
Paid in capital		$ 1,507,438
Undistributed net investment income		11,313
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(18,916)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		155,187
Net Assets		$ 1,655,022

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($148,582 ÷ 9,262 shares)	$ 16.04

Maximum offering price per share (100/94.25 of $16.04)	$ 17.02
Class T: Net Asset Value and redemption price per share ($1,277,648 ÷ 79,261 shares)	$ 16.12

Maximum offering price per share (100/96.50 of $16.12)	$ 16.70
Class B: Net Asset Value and offering price per share ($122,029 ÷ 7,635 shares) A	$ 15.98

Class C: Net Asset Value and offering price per share ($79,130 ÷ 4,951 shares) A	$ 15.98

Institutional Class: Net Asset Value, offering price and redemption price per share ($27,633 ÷ 1,705 shares)	$ 16.21

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2004

Investment Income
Dividends		$ 16,287
Special Dividends		3,664
Interest		36,991
Security lending		28
Total income		56,970

Expenses
Management fee	$ 7,305
Transfer agent fees	4,421
Distribution fees	9,110
Accounting and security lending fees	695
Non-interested trustees' compensation	10
Appreciation in deferred trustee compensation account	4
Custodian fees and expenses	53
Registration fees	101
Audit	65
Legal	7
Miscellaneous	180
Total expenses before reductions	21,951
Expense reductions	(128)	21,823
Net investment income (loss)		35,147
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	42,789
Foreign currency transactions	(8)
Swap agreements	698
Total net realized gain (loss)		43,479
Change in net unrealized appreciation (depreciation) on: Investment securities	20,368
Swap agreements	(177)
Total change in net unrealized appreciation (depreciation)		20,191
Net gain (loss)		63,670
Net increase (decrease) in net assets resulting from operations		$ 98,817

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2004	Year ended November 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 35,147	$ 33,918
Net realized gain (loss)	43,479	54,256
Change in net unrealized appreciation (depreciation)	20,191	95,493
Net increase (decrease) in net assets resulting from operations	98,817	183,667
Distributions to shareholders from net investment income	(33,276)	(34,025)
Share transactions - net increase (decrease)	(134,734)	(87,424)
Total increase (decrease) in net assets	(69,193)	62,218

Net Assets
Beginning of period	1,724,215	1,661,997
End of period (including undistributed net investment income of $11,313 and undistributed net investment income of $9,501, respectively)	$ 1,655,022	$ 1,724,215

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 15.44	$ 14.11	$ 15.41	$ 16.55	$ 18.64
Income from Investment Operations
Net investment income (loss)C	.37D	.34	.38	.43	.49
Net realized and unrealized gain (loss)	.59	1.33	(1.30)	(.62)	(1.29)
Total from investment operations	.96	1.67	(.92)	(.19)	(.80)
Distributions from net investment income	(.36)	(.34)	(.38)	(.49)	(.48)
Distributions from net realized gain	-	-	-	(.46)	(.81)
Total distributions	(.36)	(.34)	(.38)	(.95)	(1.29)
Net asset value, end of period	$ 16.04	$ 15.44	$ 14.11	$ 15.41	$ 16.55
Total ReturnA,B	6.28%	12.04%	(6.04)%	(1.18)%	(4.67)%
Ratios to Average Net AssetsE
Expenses before expense reductions	.98%	.96%	.96%	.94%	.93%
Expenses net of voluntary waivers, if any	.98%	.96%	.96%	.94%	.93%
Expenses net of all reductions	.97%	.95%	.94%	.93%	.91%
Net investment income (loss)	2.35%	2.33%	2.65%	2.77%	2.81%
Supplemental Data
Net assets, end of period (in millions)	$ 149	$ 131	$ 120	$ 105	$ 66
Portfolio turnover rate	68%	96%	106%	98%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.03 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 15.50	$ 14.17	$ 15.47	$ 16.58	$ 18.67
Income from Investment Operations
Net investment income (loss)C	.33D	.30	.35	.39	.45
Net realized and unrealized gain (loss)	.60	1.33	(1.31)	(.61)	(1.30)
Total from investment operations	.93	1.63	(.96)	(.22)	(.85)
Distributions from net investment income	(.31)	(.30)	(.34)	(.43)	(.43)
Distributions from net realized gain	-	-	-	(.46)	(.81)
Total distributions	(.31)	(.30)	(.34)	(.89)	(1.24)
Net asset value, end of period	$ 16.12	$ 15.50	$ 14.17	$ 15.47	$ 16.58
Total ReturnA,B	6.05%	11.68%	(6.27)%	(1.37)%	(4.94)%
Ratios to Average Net AssetsE
Expenses before expense reductions	1.24%	1.22%	1.23%	1.20%	1.16%
Expenses net of voluntary waivers, if any	1.24%	1.22%	1.23%	1.20%	1.16%
Expenses net of all reductions	1.23%	1.21%	1.20%	1.19%	1.15%
Net investment income (loss)	2.08%	2.06%	2.38%	2.51%	2.57%
Supplemental Data
Net assets, end of period (in millions)	$ 1,278	$ 1,350	$ 1,319	$ 1,681	$ 2,021
Portfolio turnover rate	68%	96%	106%	98%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.03 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 15.38	$ 14.06	$ 15.36	$ 16.47	$ 18.54
Income from Investment Operations
Net investment income (loss)C	.24D	.22	.26	.30	.35
Net realized and unrealized gain (loss)	.59	1.32	(1.30)	(.60)	(1.29)
Total from investment operations	.83	1.54	(1.04)	(.30)	(.94)
Distributions from net investment income	(.23)	(.22)	(.26)	(.35)	(.32)
Distributions from net realized gain	-	-	-	(.46)	(.81)
Total distributions	(.23)	(.22)	(.26)	(.81)	(1.13)
Net asset value, end of period	$ 15.98	$ 15.38	$ 14.06	$ 15.36	$ 16.47
Total ReturnA,B	5.43%	11.08%	(6.83)%	(1.89)%	(5.45)%
Ratios to Average Net AssetsE
Expenses before expense reductions	1.84%	1.79%	1.79%	1.75%	1.72%
Expenses net of voluntary waivers, if any	1.80%	1.79%	1.79%	1.75%	1.72%
Expenses net of all reductions	1.80%	1.78%	1.77%	1.74%	1.70%
Net investment income (loss)	1.52%	1.49%	1.82%	1.96%	2.01%
Supplemental Data
Net assets, end of period (in millions)	$ 122	$ 128	$ 107	$ 121	$ 111
Portfolio turnover rate	68%	96%	106%	98%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.03 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 15.37	$ 14.05	$ 15.35	$ 16.47	$ 18.55
Income from Investment Operations
Net investment income (loss)C	.24D	.22	.26	.31	.35
Net realized and unrealized gain (loss)	.60	1.32	(1.30)	(.61)	(1.29)
Total from investment operations	.84	1.54	(1.04)	(.30)	(.94)
Distributions from net investment income	(.23)	(.22)	(.26)	(.36)	(.33)
Distributions from net realized gain	-	-	-	(.46)	(.81)
Total distributions	(.23)	(.22)	(.26)	(.82)	(1.14)
Net asset value, end of period	$ 15.98	$ 15.37	$ 14.05	$ 15.35	$ 16.47
Total ReturnA,B	5.50%	11.09%	(6.83)%	(1.89)%	(5.45)%
Ratios to Average Net AssetsE
Expenses before expense reductions	1.80%	1.78%	1.78%	1.72%	1.69%
Expenses net of voluntary waivers, if any	1.80%	1.78%	1.78%	1.72%	1.69%
Expenses net of all reductions	1.80%	1.77%	1.76%	1.71%	1.68%
Net investment income (loss)	1.52%	1.51%	1.83%	1.98%	2.03%
Supplemental Data
Net assets, end of period (in millions)	$ 79	$ 77	$ 61	$ 61	$ 54
Portfolio turnover rate	68%	96%	106%	98%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.03 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 15.59	$ 14.25	$ 15.55	$ 16.69	$ 18.77
Income from Investment Operations
Net investment income (loss)B	.41C	.38	.43	.48	.57
Net realized and unrealized gain (loss)	.60	1.34	(1.31)	(.63)	(1.32)
Total from investment operations	1.01	1.72	(.88)	(.15)	(.75)
Distributions from net investment income	(.39)	(.38)	(.42)	(.53)	(.52)
Distributions from net realized gain	-	-	-	(.46)	(.81)
Total distributions	(.39)	(.38)	(.42)	(.99)	(1.33)
Net asset value, end of period	$ 16.21	$ 15.59	$ 14.25	$ 15.55	$ 16.69
Total ReturnA	6.55%	12.31%	(5.73)%	(.92)%	(4.37)%
Ratios to Average Net AssetsD
Expenses before expense reductions	.74%	.70%	.69%	.67%	.63%
Expenses net of voluntary waivers, if any	.74%	.70%	.69%	.67%	.63%
Expenses net of all reductions	.73%	.68%	.67%	.65%	.61%
Net investment income (loss)	2.59%	2.59%	2.92%	3.04%	3.10%
Supplemental Data
Net assets, end of period (in millions)	$ 28	$ 39	$ 55	$ 53	$ 46
Portfolio turnover rate	68%	96%	106%	98%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.03 per share.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Balanced Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to swap agreements, foreign currency transactions, prior period premium and discount on debt securities, market discount, financing transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 190,709
Unrealized depreciation	(39,823)
Net unrealized appreciation (depreciation)	150,886
Undistributed ordinary income	10,008
Capital loss carryforward	(13,254)

Cost for federal income tax purposes	$ 1,575,638

The tax character of distributions paid was as follows:

	November 30, 2004	November 30, 2003
Ordinary Income	$ 33,276	$ 34,025

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Repurchase Agreements - continued

agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the fund's Statement of Assets and Liabilities under the caption "Delayed delivery." Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

Annual Report

2. Operating Policies - continued

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact the fund.

Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, the fund will receive a payment from the counterparty. To the extent it is less, the fund will make a payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The fund may enter into credit default swaps in which the fund or its counterparty act as guarantors. By acting as the guarantor of a swap, the fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund's Schedule of Investments under the caption "Swap Agreements."

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Mortgage Dollar Rolls. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $311,745 and $474,148, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 346	$ 0
Class T	.25%	.25%	6,671	43
Class B	.75%	.25%	1,280	961
Class C	.75%	.25%	813	140
			$ 9,110	$ 1,144

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 62
Class T	52
Class B*	287
Class C*	14
$ 415

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 328.24
Class T	3,304.25
Class B	448.35
Class C	253.31
Institutional Class	88.25
	$ 4,421

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,664 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $20 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less

Annual Report

6. Security Lending - continued

than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class B	1.80%	52
Class C	1.80%	2
		$ 54

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $71 for the period. In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $1. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 1
Institutional Class	1
$ 2

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2004	2003
From net investment income
Class A	$ 3,166	$ 2,895
Class T	26,196	27,166
Class B	1,875	1,704
Class C	1,173	972
Institutional Class	866	1,288
Total	$ 33,276	$ 34,025

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended November 30,		Years ended November 30,
	2004	2003	2004	2003
Class A
Shares sold	3,108	1,928	$ 48,852	$ 28,121
Reinvestment of distributions	196	197	3,085	2,828
Shares redeemed	(2,516)	(2,186)	(39,763)	(31,973)
Net increase (decrease)	788	(61)	$ 12,174	$ (1,024)
Class T
Shares sold	12,704	15,679	$ 201,298	$ 228,404
Reinvestment of distributions	1,571	1,789	24,886	25,742
Shares redeemed	(22,085)	(23,487)	(349,689)	(341,124)
Net increase (decrease)	(7,810)	(6,019)	$ (123,505)	$ (86,978)
Class B
Shares sold	1,330	2,252	$ 20,937	$ 32,774
Reinvestment of distributions	105	105	1,646	1,509
Shares redeemed	(2,106)	(1,650)	(33,071)	(23,649)
Net increase (decrease)	(671)	707	$ (10,488)	$ 10,634
Class C
Shares sold	1,309	1,947	$ 20,595	$ 28,500
Reinvestment of distributions	63	58	989	835
Shares redeemed	(1,431)	(1,332)	(22,447)	(19,049)
Net increase (decrease)	(59)	673	$ (863)	$ 10,286
Institutional Class
Shares sold	363	597	$ 5,780	$ 8,776
Reinvestment of distributions	53	89	851	1,273
Shares redeemed	(1,185)	(2,052)	(18,683)	(30,391)
Net increase (decrease)	(769)	(1,366)	$ (12,052)	$ (20,342)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Balanced Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Balanced Fund (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Balanced Fund as of November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 14, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to each fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Balanced (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Bart A. Grenier (45)

Year of Election or Appointment: 2001

Vice President of Advisor Balanced. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Charles S. Morrison (43)

Year of Election or Appointment: 2002

Vice President of Advisor Balanced. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Ford E. O'Neil (42)

Year of Election or Appointment: 2001

Vice President of Advisor Balanced. Mr. O'Neil also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil managed a variety of Fidelity funds.

Louis Salemy (42)

Year of Election or Appointment: 2002

Vice President of Advisor Balanced. Mr. Salemy serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Salemy managed a variety of Fidelity funds. Mr. Salemy also serves as Vice President of FMR (2000) and FMR Co., Inc. (2001).

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor Balanced. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Balanced. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Balanced. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Balanced. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Balanced. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Balanced. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Balanced. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1987 Assistant Treasurer of Advisor Balanced. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Balanced. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Balanced. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment:2004

Assistant Treasurer of Advisor Balanced. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Balanced. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of 6.29% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Institutional Class designates 28%, 43%, 43%, and 43% of the dividends distributed in December, March, June, and October, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 30%, 41%, 48%, and 37% of the dividends distributed in December, March, June and October, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 17, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	16,294,841,572.46	67.846
Against	4,036,653,996.81	16.807
Abstain	993,877,882.58	4.139
Broker Non-Votes	2,691,734,610.28	11.208
TOTAL	24,017,108,062.13	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	22,840,552,929.63	95.101
Withheld	1,176,555,132.50	4.899
TOTAL	24,017,108,062.13	100.000
Ralph F. Cox
Affirmative	22,814,730,343.25	94.994
Withheld	1,202,377,718.88	5.006
TOTAL	24,017,108,062.13	100.000
Laura B. Cronin
Affirmative	22,827,669,460.37	95.048
Withheld	1,189,438,601.76	4.952
TOTAL	24,017,108,062.13	100.000
Robert M. Gates
Affirmative	22,832,759,061.32	95.069
Withheld	1,184,349,000.81	4.931
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
George H. Heilmeier
Affirmative	22,837,906,059.00	95.090
Withheld	1,179,202,003.13	4.910
TOTAL	24,017,108,062.13	100.000
Abigail P. Johnson
Affirmative	22,819,456,149.99	95.013
Withheld	1,197,651,912.14	4.987
TOTAL	24,017,108,062.13	100.000
Edward C. Johnson 3d
Affirmative	22,810,259,696.01	94.975
Withheld	1,206,848,366.12	5.025
TOTAL	24,017,108,062.13	100.000
Donald J. Kirk
Affirmative	22,822,861,358.25	95.028
Withheld	1,194,246,703.88	4.972
TOTAL	24,017,108,062.13	100.000
Marie L. Knowles
Affirmative	22,840,012,715.43	95.099
Withheld	1,177,095,346.70	4.901
TOTAL	24,017,108,062.13	100.000
Ned C. Lautenbach
Affirmative	22,844,948,054.36	95.119
Withheld	1,172,160,007.77	4.881
TOTAL	24,017,108,062.13	100.000
Marvin L. Mann
Affirmative	22,823,351,253.51	95.030
Withheld	1,193,756,808.62	4.970
TOTAL	24,017,108,062.13	100.000
William O. McCoy
Affirmative	22,824,777,791.95	95.035
Withheld	1,192,330,270.18	4.965
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	22,847,253,473.29	95.129
Withheld	1,169,854,588.84	4.871
TOTAL	24,017,108,062.13	100.000
William S. Stavropoulos
Affirmative	22,836,942,275.18	95.086
Withheld	1,180,165,786.95	4.914
TOTAL	24,017,108,062.13	100.000
* Denotes trust-wide proposals and voting results.

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Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
(U.K.) Limited

Fidelity Investments
Money Management, Inc.

General Distributor

Fidelity Distributions Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AIGI-UANN-0105
1.786674.101

Fidelity® Advisor

Small Cap

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	7	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	8	An example of shareholder expenses.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	22	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	31	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	38
Trustees and Officers	39
Distributions	49
Proxy Voting Results	50

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2004	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	15.71%	3.29%	14.62%
Class T (incl. 3.50% sales charge)	18.21%	3.52%	14.76%
Class B (incl. contingent deferred sales charge) B	16.82%	3.35%	14.80%
Class C (incl. contingent deferred sales charge) C	20.88%	3.76%	14.89%

A From September 9, 1998.

B Class B shares' contingent deferred sales charges included in the past one year, past five year and life of fund total return figures are 5%, 2% and 1%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five year and life of fund total return figures are 1%, 0% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Small Cap Fund - Class T on September 9, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Harry Lange, Portfolio Manager of Fidelity® Advisor Small Cap Fund

Despite surging oil prices, a struggling job market and four interest rate hikes in a five-month span, U.S. equity markets posted solid results for the 12-month period ending November 30, 2004, and were closing in on a second straight year in the black. There was great disparity in the market during the past year. For instance, value stocks trounced their growth counterparts during the period. To illustrate, the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, small- and mid-cap stocks vastly outperformed larger-cap stocks. Energy was the best-performing sector of the market, propelled by a spike in oil prices. Conversely, technology stocks dipped lower in response to a slowdown in corporate capital spending. For the 12-month period overall, the Standard & Poor's 500SM Index returned 12.86% - slightly above its historical average. Elsewhere, the Dow Jones Industrial AverageSM rose 8.87% and the tech-heavy NASDAQ Composite® Index advanced 7.50%.

Fidelity Advisor Small Cap Fund's Class A, Class T, Class B and Class C shares were up 22.77%, 22.50%, 21.82% and 21.88%, respectively, during the year ending November 30, 2004. These returns surpassed the 17.26% advance of the Russell 2000® Index and the 14.22% gain of the LipperSM Small Cap Funds Average. The fund's holdings in nine out of the 10 major market sectors outperformed the stocks held by the index in these groups. More specifically, my emphasis on a couple of strong-performing boating stocks, such as boat manufacturer Brunswick and boat retailer MarineMax, worked out well. Overweighting energy stocks - including Bahamas-based Teekay Shipping and Maverick Tube - also enhanced the fund's performance relative to its index. Elsewhere, the fund's performance got a boost from some good investments in the wireless telecommunications area, where regional carrier Alamosa Holdings was a standout, as well as the materials sector, where gravel and cement manufacturer Florida Rock Industries appreciated nicely. On the downside, overweighting several technology hardware stocks that had negative returns, such as electronic component makers Vishay Intertechnology and RadiSys, proved disappointing. Other detractors included medical device battery maker Wilson Greatbatch Technologies and radio station operator Radio One, both of which also declined. I sold the fund's holdings in Radio One during the period.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class A
Actual	$ 1,000.00	$ 1,143.30	$ 7.29
HypotheticalA	$ 1,000.00	$ 1,018.12	$ 6.89
Class T
Actual	$ 1,000.00	$ 1,141.90	$ 8.51
HypotheticalA	$ 1,000.00	$ 1,016.95	$ 8.05
Class B
Actual	$ 1,000.00	$ 1,138.60	$ 11.71
HypotheticalA	$ 1,000.00	$ 1,013.91	$ 11.09
Class C
Actual	$ 1,000.00	$ 1,138.90	$ 11.39
HypotheticalA	$ 1,000.00	$ 1,014.22	$ 10.78
Institutional Class
Actual	$ 1,000.00	$ 1,145.80	$ 5.47
HypotheticalA	$ 1,000.00	$ 1,019.84	$ 5.16

A 5% return per year before expenses

*Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.36%
Class T	1.59%
Class B	2.19%
Class C	2.13%
Institutional Class	1.02%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Florida Rock Industries, Inc.	4.4	3.9
Waste Connections, Inc.	3.8	3.2
Mettler-Toledo International, Inc.	3.7	3.8
MPS Group, Inc.	3.2	3.4
United Natural Foods, Inc.	3.2	3.7
Ctrip.com International Ltd. ADR	2.4	1.4
American Tower Corp. Class A	2.1	2.0
Polycom, Inc.	2.0	2.2
Alamosa Holdings, Inc.	1.8	1.3
Molina Healthcare, Inc.	1.6	1.8
	28.2
Top Five Market Sectors as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.3	25.0
Consumer Discretionary	15.5	14.2
Industrials	15.4	14.4
Health Care	14.0	14.5
Materials	7.1	6.7
Asset Allocation (% of fund's net assets)
As of November 30, 2004*		As of May 31, 2004**
	Stocks 93.6%		Stocks 98.3%
	Short-Term Investments and Net Other Assets 6.4%		Short-Term Investments and Net Other Assets 1.7%
* Foreign investments	8.4%	** Foreign investments	8.0%

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Common Stocks - 93.6%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 15.5%
Auto Components - 0.0%
Amerigon, Inc. (a)	280,600	$ 892
Hotels, Restaurants & Leisure - 4.3%
Benihana, Inc. Class A (a)	92,000	1,224
California Pizza Kitchen, Inc. (a)	300,000	7,515
Choice Hotels International, Inc.	27,700	1,418
Ctrip.com International Ltd. ADR (d)	1,252,800	60,548
Monarch Casino & Resort, Inc. (a)	237,800	8,304
Sonic Corp. (a)	516,900	15,078
Starbucks Coffee Japan Ltd. (a)	53,607	14,478
		108,565
Household Durables - 1.2%
Beazer Homes USA, Inc. (d)	45,000	5,580
Champion Enterprises, Inc. (a)	353,200	4,055
D.R. Horton, Inc.	169,455	5,967
Jarden Corp. (a)	310,100	11,899
Lennar Corp. Class B	57,420	2,397
		29,898
Leisure Equipment & Products - 2.6%
Brunswick Corp.	672,600	32,836
MarineMax, Inc. (a)(e)	1,158,700	34,066
		66,902
Media - 1.5%
ADVO, Inc.	130,400	4,578
Cumulus Media, Inc. Class A (a)	300,000	4,584
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	1,009,100	12,210
Salem Communications Corp. Class A (a)	100,000	2,456
Scholastic Corp. (a)	100,000	3,294
Scottish Radio Holdings PLC	5,610	99
Spanish Broadcasting System, Inc. Class A (a)	500,000	5,345
UnitedGlobalCom, Inc. Class A (a)	484,200	4,033
		36,599
Multiline Retail - 0.8%
Neiman Marcus Group, Inc. Class A	310,100	20,253
Specialty Retail - 3.8%
Aaron Rents, Inc.	434,500	10,541
Bakers Footwear Group, Inc. (e)	371,500	3,158
Barbeques Galore Ltd. sponsored ADR	50,000	372
bebe Stores, Inc. (d)	982,100	35,631
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Big 5 Sporting Goods Corp.	78,000	$ 2,124
Finlay Enterprises, Inc. (a)	160,900	3,125
Hot Topic, Inc. (a)	300,000	4,911
PETsMART, Inc.	100,000	3,427
SAZABY, Inc.	465,200	11,077
Select Comfort Corp. (a)	200,000	3,898
Steiner Leisure Ltd. (a)	200,000	5,384
Yamada Denki Co. Ltd.	310,100	13,321
		96,969
Textiles, Apparel & Luxury Goods - 1.3%
Carter's, Inc.	200,000	7,020
Liz Claiborne, Inc.	640,900	26,322
		33,342
TOTAL CONSUMER DISCRETIONARY		393,420
CONSUMER STAPLES - 4.6%
Food & Staples Retailing - 3.5%
United Natural Foods, Inc. (a)(e)	2,853,566	80,271
Whole Foods Market, Inc.	100,000	9,077
		89,348
Food Products - 1.1%
American Italian Pasta Co. Class A (d)	691,000	13,309
McCormick & Co., Inc. (non-vtg.)	413,500	15,072
		28,381
TOTAL CONSUMER STAPLES		117,729
ENERGY - 4.4%
Energy Equipment & Services - 2.1%
BJ Services Co.	268,800	13,620
Global Industries Ltd. (a)	2,377,600	20,400
Maverick Tube Corp. (a)	200,000	6,340
Rowan Companies, Inc. (a)	230,000	5,957
Smith International, Inc. (a)	120,000	7,268
		53,585
Oil & Gas - 2.3%
Petroquest Energy, Inc. (a)	1,000,000	5,040
Premcor, Inc.	100,000	4,455
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
Teekay Shipping Corp.	760,980	$ 40,530
Tsakos Energy Navigation Ltd.	202,600	8,560
		58,585
TOTAL ENERGY		112,170
FINANCIALS - 5.9%
Capital Markets - 0.2%
E*TRADE Financial Corp. (a)	20,000	277
Investors Financial Services Corp.	2,400	105
Waddell & Reed Financial, Inc. Class A	150,000	3,405
		3,787
Commercial Banks - 2.4%
First Community Bancorp, California	4,100	172
Silicon Valley Bancshares (a)	869,840	36,516
Southwest Bancorp of Texas, Inc.	100,000	2,446
Texas Capital Bancshares, Inc. (a)	200,000	4,124
Texas Regional Bancshares, Inc. Class A	511,700	18,196
		61,454
Insurance - 0.7%
Commerce Group, Inc., Massachusetts	50,000	2,970
Markel Corp. (a)	20,000	6,440
Navigators Group, Inc. (a)	100,000	2,825
Scottish Re Group Ltd.	83,900	1,930
Specialty Underwriters' Alliance, Inc.	300,000	2,883
UICI	50,000	1,670
		18,718
Real Estate - 2.4%
Capital Lease Funding, Inc. (e)	2,093,700	26,485
CBL & Associates Properties, Inc.	60,004	4,398
CenterPoint Properties Trust (SBI)	23,640	1,108
Gables Residential Trust (SBI)	200,000	7,134
Government Properties Trust, Inc.	739,800	7,842
Home Properties of New York, Inc.	3,129	129
LNR Property Corp.	52,600	3,290
Macquarie Goodman Industrial Trust	1,000,000	1,590
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Real Estate - continued
New Century Financial Corp.	100,000	$ 6,326
Reckson Associates Realty Corp.	100,000	3,238
		61,540
Thrifts & Mortgage Finance - 0.2%
NetBank, Inc.	486,000	4,991
TOTAL FINANCIALS		150,490
HEALTH CARE - 14.0%
Biotechnology - 1.9%
Charles River Laboratories International, Inc. (a)	541,400	25,310
Gen-Probe, Inc. (a)	206,700	8,247
Harvard Bioscience, Inc. (a)	300,000	1,191
Medarex, Inc. (a)(d)	827,000	9,014
ONYX Pharmaceuticals, Inc. (a)	107,200	3,353
OSI Pharmaceuticals, Inc. (a)	10,400	495
		47,610
Health Care Equipment & Supplies - 9.9%
American Medical Systems Holdings, Inc. (a)	516,900	19,725
BioLase Technology, Inc.	8,300	75
Cholestech Corp. (a)	200,000	1,600
Cooper Companies, Inc.	450,000	31,289
Dade Behring Holdings, Inc. (a)	300,000	16,107
DJ Orthopedics, Inc. (a)	100,800	2,033
Edwards Lifesciences Corp. (a)	100,000	3,761
Foxhollow Technologies, Inc.	1,700	44
Hologic, Inc. (a)	100,000	2,499
INAMED Corp. (a)	345,400	18,531
Matrixx Initiatives, Inc. (a)(d)(e)	500,000	6,845
Medical Action Industries, Inc. (a)	400,000	7,912
Mentor Corp.	461,900	14,254
Microtek Medical Holdings, Inc. (a)	38,500	157
Millipore Corp. (a)	466,270	22,717
ResMed, Inc. (a)	624,010	31,238
Schick Technologies, Inc. (a)	200,000	2,560
Sonic Innovations, Inc. (a)	400,000	1,628
Thoratec Corp. (a)	500,000	5,000
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Wilson Greatbatch Technologies, Inc. (a)(e)	1,453,500	$ 29,143
Wright Medical Group, Inc. (a)	1,240,500	32,811
		249,929
Health Care Providers & Services - 1.8%
Advisory Board Co. (a)	500	18
Caremark Rx, Inc. (a)	21,900	783
Community Health Systems, Inc. (a)	200,000	5,530
Molina Healthcare, Inc. (a)	936,600	40,695
		47,026
Pharmaceuticals - 0.4%
Connetics Corp. (a)	220,000	4,600
Kyorin Pharmaceutical Co. Ltd.	310,000	4,435
		9,035
TOTAL HEALTH CARE		353,600
INDUSTRIALS - 15.4%
Aerospace & Defense - 1.7%
BE Aerospace, Inc. (a)	2,601,960	27,573
SI International, Inc. (a)	200,000	5,788
United Defense Industries, Inc. (a)	206,700	9,364
		42,725
Air Freight & Logistics - 1.1%
CNF, Inc.	206,800	9,668
Forward Air Corp. (a)	413,500	19,166
		28,834
Building Products - 1.3%
Trex Co., Inc. (a)(d)	519,300	24,381
York International Corp.	200,000	7,374
		31,755
Commercial Services & Supplies - 5.9%
A.T. Cross Co. Class A (a)	321,300	1,529
Central Parking Corp.	593,200	9,005
Cintas Corp.	206,800	9,248
Copart, Inc. (a)	516,900	11,165
Korn/Ferry International (a)	856,700	15,960
Labor Ready, Inc. (a)	300,000	4,764
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Princeton Review, Inc. (a)	500,000	$ 2,970
Waste Connections, Inc. (a)(e)	2,807,650	95,629
		150,270
Construction & Engineering - 0.4%
Chicago Bridge & Iron Co. NV (NY Shares)	229,500	8,882
Electrical Equipment - 0.2%
Energy Conversion Devices, Inc. (a)(d)	200,000	4,452
Lamson & Sessions Co. (a)	100,000	905
		5,357
Machinery - 2.5%
Actuant Corp. Class A (a)	723,600	34,024
Astec Industries, Inc. (a)	300,000	4,992
Briggs & Stratton Corp.	620,200	24,324
Bucyrus International, Inc. Class A	9,100	359
		63,699
Road & Rail - 1.9%
Heartland Express, Inc.	515,809	11,327
Knight Transportation, Inc. (a)	300,000	7,230
Laidlaw International, Inc. (a)	1,033,800	19,539
Landstar System, Inc. (a)	73,200	5,161
Marten Transport Ltd. (a)	218,150	4,788
		48,045
Trading Companies & Distributors - 0.4%
Fastenal Co. (d)	100,000	6,116
MSC Industrial Direct Co., Inc. Class A	100,000	3,562
		9,678
TOTAL INDUSTRIALS		389,245
INFORMATION TECHNOLOGY - 22.3%
Communications Equipment - 4.1%
Alvarion Ltd. (a)	100,000	1,467
Belden CDT, Inc.	802,450	18,609
Lucent Technologies, Inc. (a)	13,381	53
Polycom, Inc. (a)	2,170,960	49,585
Powerwave Technologies, Inc. (a)(d)	400,000	3,235
SafeNet, Inc. (a)	258,400	9,215
SeaChange International, Inc. (a)(d)	792,056	13,528
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
SiRF Technology Holdings, Inc.	500,000	$ 6,335
Terayon Communication Systems, Inc. (a)	1,234,800	2,457
		104,484
Computers & Peripherals - 0.3%
LaserCard Corp. (a)(d)	50,000	497
M-Systems Flash Disk Pioneers Ltd. (a)(d)	100,000	1,586
Neoware Systems, Inc. (a)	500,000	4,380
		6,463
Electronic Equipment & Instruments - 6.2%
Amphenol Corp. Class A (a)	206,700	7,257
Bell Microproducts, Inc. (a)	300,000	2,565
Celestica, Inc. (sub. vtg.) (a)	376,687	5,733
Enplas Corp.	40,000	1,112
Merix Corp. (a)	300,000	3,264
Metrologic Instruments, Inc. (a)	413,500	8,448
Mettler-Toledo International, Inc. (a)	1,800,000	92,880
Nichicon Corp.	117,400	1,456
RadiSys Corp. (a)	930,710	13,114
Vishay Intertechnology, Inc. (a)(d)	1,520,481	22,214
		158,043
Internet Software & Services - 2.2%
Ariba, Inc. (a)	516,900	8,529
Digitas, Inc. (a)	173,538	1,425
EarthLink, Inc. (a)	500,000	5,420
Homestore, Inc. (a)	150,000	390
MatrixOne, Inc. (a)	1,000,000	6,610
Openwave Systems, Inc. (a)	1,656,500	21,833
United Online, Inc. (a)	1,142,200	12,187
Vignette Corp. (a)	15,400	20
		56,414
IT Services - 4.7%
BearingPoint, Inc. (a)	2,274,200	19,786
Kanbay International, Inc.	516,900	14,851
MPS Group, Inc. (a)(e)	7,318,900	82,411
Pegasus Solutions, Inc. (a)	280,490	3,279
		120,327
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 2.3%
Agere Systems, Inc.:
Class A (a)	160	$ 0
Class B (a)	3,933	5
ASE Test Ltd. (a)	200,000	1,232
Cymer, Inc. (a)	100,000	3,042
FormFactor, Inc. (a)	200,000	4,822
Intersil Corp. Class A	127,390	2,051
Jenoptik AG (a)	56,650	605
Lam Research Corp. (a)	516,900	13,445
LTX Corp. (a)	300,000	2,142
MKS Instruments, Inc. (a)	14,800	251
PDF Solutions, Inc. (a)	13,400	172
Photronics, Inc. (a)	100,000	1,884
Sanken Electric Co. Ltd.	1,398,000	17,717
Semtech Corp. (a)	200,000	4,094
Trident Microsystems, Inc. (a)	129,774	2,024
Varian Semiconductor Equipment Associates, Inc. (a)	100,000	3,552
		57,038
Software - 2.5%
Bottomline Technologies, Inc. (a)	558,254	6,532
Concord Communications, Inc. (a)	500,000	4,645
Macromedia, Inc. (a)	516,900	14,747
Macrovision Corp. (a)	138,630	3,681
QAD, Inc.	1,033,700	8,518
TALX Corp. (e)	700,000	20,580
THQ, Inc. (a)	100,000	2,146
Vastera, Inc. (a)	638,700	1,182
		62,031
TOTAL INFORMATION TECHNOLOGY		564,800
MATERIALS - 7.1%
Chemicals - 0.1%
Olin Corp.	100,000	2,269
OMNOVA Solutions, Inc. (a)	100,000	571
		2,840
Construction Materials - 4.4%
Florida Rock Industries, Inc.	1,994,797	112,303
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Containers & Packaging - 0.0%
Peak International Ltd. (a)	28,600	$ 114
Metals & Mining - 2.5%
Arch Coal, Inc.	100,000	3,820
Cleveland-Cliffs, Inc. (d)	206,700	20,029
Lionore Mining International Ltd. (a)	500,000	3,002
Oregon Steel Mills, Inc. (a)	200,000	3,596
Steel Dynamics, Inc.	723,517	29,324
Stillwater Mining Co. (a)	174,322	2,067
		61,838
Paper & Forest Products - 0.1%
Sino-Forest Corp. (a)	500,000	1,526
TOTAL MATERIALS		178,621
TELECOMMUNICATION SERVICES - 4.3%
Wireless Telecommunication Services - 4.3%
AirGate PCS, Inc. (a)	116,000	3,767
Alamosa Holdings, Inc. (a)(d)	4,160,000	45,344
American Tower Corp. Class A (a)	2,997,900	54,352
Ubiquitel, Inc. (a)	1,000,000	6,500
		109,963
UTILITIES - 0.1%
Multi-Utilities & Unregulated Power - 0.1%
Sierra Pacific Resources (a)(d)	300,000	3,075
TOTAL COMMON STOCKS (Cost $1,734,449)		2,373,113
Convertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (a)(f) (Cost $108)	7,200	0
Money Market Funds - 11.1%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.98% (b)(c) (Cost $283,278)	283,278,108	$ 283,278
TOTAL INVESTMENT PORTFOLIO - 104.7% (Cost $2,017,835)		2,656,391
NET OTHER ASSETS - (4.7)%		(120,303)
NET ASSETS - 100%		$ 2,536,088
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $0 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies, Inc. Series E	9/19/00	$ 124

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Bakers Footwear Group, Inc.	$ -	$ 3,258	$ -	$ -	$ 3,158
Capital Lease Funding, Inc.	-	28,497	1,129	219	26,485
Golden State Vintners, Inc. Class B	1,173	-	3,123	-	-
MarineMax, Inc.	17,497	4,923	-	-	34,066
Matrixx Initiatives, Inc.	-	6,352	-	-	6,845
MPS Group, Inc.	56,856	13,763	925	-	82,411
RadiSys Corp.	21,166	441	3,098	-	-
Robert Mondavi Corp. Class A	20,997	-	28,326	-	-
TALX Corp.	13,100	4,833	-	127	20,580
United Natural Foods, Inc.	-	65,366	-	-	80,271
Waste Connections, Inc.	50,960	27,656	3,608	-	95,629
Wilson Greatbatch Technologies, Inc.	25,140	27,578	14,741	-	29,143
Total	$ 206,889	$ 182,667	$ 54,950	$ 346	$ 378,588

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2004

Assets
Investment in securities, at value (including securities loaned of $114,612) (cost $2,017,835) - See accompanying schedule		$ 2,656,391
Receivable for investments sold		5,260
Receivable for fund shares sold		6,220
Dividends receivable		872
Interest receivable		436
Prepaid expenses		9
Other receivables		136
Total assets		2,669,324

Liabilities
Payable to custodian bank	$ 16
Payable for investments purchased	5,036
Payable for fund shares redeemed	6,991
Accrued management fee	1,454
Distribution fees payable	1,092
Other affiliated payables	615
Other payables and accrued expenses	178
Collateral on securities loaned, at value	117,854
Total liabilities		133,236

Net Assets		$ 2,536,088
Net Assets consist of:
Paid in capital		$ 1,894,109
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,419
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		638,560
Net Assets		$ 2,536,088

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($431,559 ÷ 17,907 shares)	$ 24.10

Maximum offering price per share (100/94.25 of $24.10)	$ 25.57
Class T: Net Asset Value and redemption price per share ($1,239,672 ÷ 52,212 shares)	$ 23.74

Maximum offering price per share (100/96.50 of $23.74)	$ 24.60
Class B: Net Asset Value and offering price per share ($343,443 ÷ 14,934 shares)A	$ 23.00

Class C: Net Asset Value and offering price per share ($293,915 ÷ 12,711 shares)A	$ 23.12

Institutional Class: Net Asset Value, offering price and redemption price per share ($227,499 ÷ 9,249.6 shares)	$ 24.60

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2004

Investment Income
Dividends (including $346 received from affiliated issuers)		$ 6,982
Special Dividends		1,930
Interest		1,121
Security lending		593
Total income		10,626

Expenses
Management fee	$ 14,514
Transfer agent fees	6,244
Distribution fees	11,431
Accounting and security lending fees	685
Non-interested trustees' compensation	10
Custodian fees and expenses	83
Registration fees	161
Audit	45
Legal	6
Miscellaneous	245
Total expenses before reductions	33,424
Expense reductions	(310)	33,114
Net investment income (loss)		(22,488)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (Including realized gain (loss) of $(1,448) from affiliated issuers)	143,279
Foreign currency transactions	42
Total net realized gain (loss)		143,321
Change in net unrealized appreciation (depreciation) on: Investment securities	301,076
Assets and liabilities in foreign currencies	6
Total change in net unrealized appreciation (depreciation)		301,082
Net gain (loss)		444,403
Net increase (decrease) in net assets resulting from operations		$ 421,915

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2004	Year ended November 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (22,488)	$ (17,717)
Net realized gain (loss)	143,321	29,296
Change in net unrealized appreciation (depreciation)	301,082	315,794
Net increase (decrease) in net assets resulting from operations	421,915	327,373
Share transactions - net increase (decrease)	420,327	130,866
Total increase (decrease) in net assets	842,242	458,239

Net Assets
Beginning of period	1,693,846	1,235,607
End of period	$ 2,536,088	$ 1,693,846

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 19.63	$ 15.56	$ 16.83	$ 17.47	$ 19.84
Income from Investment Operations
Net investment income (loss)C	(.17)D	(.16)	(.13)	(.08)	(.12)E
Net realized and unrealized gain (loss)	4.64	4.23	(1.14)	(.56)	(1.69)
Total from investment operations	4.47	4.07	(1.27)	(.64)	(1.81)
Distributions from net realized gain	-	-	-	-	(.56)
Net asset value, end of period	$ 24.10	$ 19.63	$ 15.56	$ 16.83	$ 17.47
Total ReturnA,B	22.77%	26.16%	(7.55)%	(3.66)%	(9.59)%
Ratios to Average Net AssetsF
Expenses before expense reductions	1.36%	1.39%	1.41%	1.35%	1.30%
Expenses net of voluntary waivers, if any	1.36%	1.39%	1.41%	1.35%	1.30%
Expenses net of all reductions	1.34%	1.35%	1.38%	1.34%	1.29%
Net investment income (loss)	(.81)%	(.99)%	(.81)%	(.47)%	(.57)%
Supplemental Data
Net assets, end of period (in millions)	$ 432	$ 193	$ 117	$ 105	$ 104
Portfolio turnover rate	36%	47%	40%	84%	64%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.02 per share.

E Investment income per share reflects a special dividend which amounted to $.01 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 19.38	$ 15.40	$ 16.70	$ 17.37	$ 19.77
Income from Investment Operations
Net investment income (loss)C	(.22)D	(.20)	(.17)	(.12)	(.17)E
Net realized and unrealized gain (loss)	4.58	4.18	(1.13)	(.55)	(1.69)
Total from investment operations	4.36	3.98	(1.30)	(.67)	(1.86)
Distributions from net realized gain	-	-	-	-	(.54)
Net asset value, end of period	$ 23.74	$ 19.38	$ 15.40	$ 16.70	$ 17.37
Total ReturnA,B	22.50%	25.84%	(7.78)%	(3.86)%	(9.87)%
Ratios to Average Net AssetsF
Expenses before expense reductions	1.58%	1.63%	1.64%	1.58%	1.53%
Expenses net of voluntary waivers, if any	1.58%	1.63%	1.64%	1.58%	1.53%
Expenses net of all reductions	1.57%	1.59%	1.61%	1.57%	1.53%
Net investment income (loss)	(1.04)%	(1.23)%	(1.04)%	(.69)%	(.80)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,240	$ 854	$ 612	$ 611	$ 625
Portfolio turnover rate	36%	47%	40%	84%	64%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.02 per share.

E Investment income per share reflects a special dividend which amounted to $.01 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 18.88	$ 15.09	$ 16.45	$ 17.20	$ 19.63
Income from Investment Operations
Net investment income (loss)C	(.33)D	(.28)	(.25)	(.21)	(.28)E
Net realized and unrealized gain (loss)	4.45	4.07	(1.11)	(.54)	(1.66)
Total from investment operations	4.12	3.79	(1.36)	(.75)	(1.94)
Distributions from net realized gain	-	-	-	-	(.49)
Net asset value, end of period	$ 23.00	$ 18.88	$ 15.09	$ 16.45	$ 17.20
Total ReturnA,B	21.82%	25.12%	(8.27)%	(4.36)%	(10.31)%
Ratios to Average Net AssetsF
Expenses before expense reductions	2.18%	2.19%	2.18%	2.12%	2.06%
Expenses net of voluntary waivers, if any	2.18%	2.19%	2.18%	2.12%	2.06%
Expenses net of all reductions	2.16%	2.15%	2.15%	2.10%	2.05%
Net investment income (loss)	(1.63)%	(1.79)%	(1.58)%	(1.23)%	(1.33)%
Supplemental Data
Net assets, end of period (in millions)	$ 343	$ 298	$ 246	$ 271	$ 287
Portfolio turnover rate	36%	47%	40%	84%	64%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.02 per share.

E Investment income per share reflects a special dividend which amounted to $.01 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 18.97	$ 15.15	$ 16.51	$ 17.26	$ 19.68
Income from Investment Operations
Net investment income (loss)C	(.32)D	(.27)	(.25)	(.21)	(.27)E
Net realized and unrealized gain (loss)	4.47	4.09	(1.11)	(.54)	(1.66)
Total from investment operations	4.15	3.82	(1.36)	(.75)	(1.93)
Distributions from net realized gain	-	-	-	-	(.49)
Net asset value, end of period	$ 23.12	$ 18.97	$ 15.15	$ 16.51	$ 17.26
Total ReturnA,B	21.88%	25.21%	(8.24)%	(4.35)%	(10.23)%
Ratios to Average Net AssetsF
Expenses before expense reductions	2.12%	2.13%	2.13%	2.07%	2.02%
Expenses net of voluntary waivers, if any	2.12%	2.13%	2.13%	2.07%	2.02%
Expenses net of all reductions	2.10%	2.09%	2.10%	2.05%	2.02%
Net investment income (loss)	(1.57)%	(1.73)%	(1.53)%	(1.18)%	(1.29)%
Supplemental Data
Net assets, end of period (in millions)	$ 294	$ 241	$ 190	$ 204	$ 220
Portfolio turnover rate	36%	47%	40%	84%	64%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.02 per share.

E Investment income per share reflects a special dividend which amounted to $.01 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 19.96	$ 15.76	$ 16.97	$ 17.55	$ 19.89
Income from Investment Operations
Net investment income (loss)B	(.10)C	(.10)	(.07)	(.01)	(.05)D
Net realized and unrealized gain (loss)	4.74	4.30	(1.14)	(.57)	(1.70)
Total from investment operations	4.64	4.20	(1.21)	(.58)	(1.75)
Distributions from net realized gain	-	-	-	-	(.59)
Net asset value, end of period	$ 24.60	$ 19.96	$ 15.76	$ 16.97	$ 17.55
Total ReturnA	23.25%	26.65%	(7.13)%	(3.30)%	(9.28)%
Ratios to Average Net AssetsE
Expenses before expense reductions	1.01%	.99%	1.00%	.96%	.97%
Expenses net of voluntary waivers, if any	1.01%	.99%	1.00%	.96%	.97%
Expenses net of all reductions	.99%	.95%	.97%	.95%	.96%
Net investment income (loss)	(.46)%	(.58)%	(.40)%	(.07)%	(.24)%
Supplemental Data
Net assets, end of period (in millions)	$ 227	$ 108	$ 70	$ 61	$ 59
Portfolio turnover rate	36%	47%	40%	84%	64%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.02 per share.

D Investment income per share reflects a special dividend which amounted to $.01 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Small Cap Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, excise tax regulations, capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 750,856
Unrealized depreciation	(112,667)
Net unrealized appreciation (depreciation)	638,189
Undistributed long-term capital gain	3,789

Cost for federal income tax purposes	$ 2,018,202

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $998,404 and $692,781, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 630	$ 8
Class T	.25%	.25%	5,041	40
Class B	.75%	.25%	3,142	2,357
Class C	.75%	.25%	2,618	446
			$ 11,431	$ 2,851

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 315
Class T	95
Class B*	612
Class C*	26
$ 1,048

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 809.32
Class T	2,991.30
Class B	1,222.39
Class C	861.33
Institutional Class	361.22
	$ 6,244

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Central Funds - continued

earned by the fund are recorded as income in the accompanying financial statements and totaled $1,923 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $155 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $309 for the period. In addition through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $1.

Annual Report

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2004	2003	2004	2003
Class A
Shares sold	11,377	4,570	$ 249,631	$ 73,834
Shares redeemed	(3,314)	(2,276)	(70,298)	(36,438)
Net increase (decrease)	8,063	2,294	$ 179,333	$ 37,396
Class T
Shares sold	22,343	16,218	$ 469,760	$ 265,263
Shares redeemed	(14,200)	(11,915)	(296,064)	(188,793)
Net increase (decrease)	8,143	4,303	$ 173,696	$ 76,470
Class B
Shares sold	2,079	2,644	$ 42,569	$ 41,859
Shares redeemed	(2,909)	(3,151)	(58,894)	(47,247)
Net increase (decrease)	(830)	(507)	$ (16,325)	$ (5,388)
Class C
Shares sold	2,976	3,160	$ 60,999	$ 50,857
Shares redeemed	(2,948)	(3,035)	(60,061)	(46,100)
Net increase (decrease)	28	125	$ 938	$ 4,757
Institutional Class
Shares sold	6,127	2,034	$ 132,713	$ 34,701
Shares redeemed	(2,300)	(1,051)	(50,028)	(17,070)
Net increase (decrease)	3,827	983	$ 82,685	$ 17,631

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Small Cap Fund (a fund of Fidelity Advisor Series I) at November 30, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Small Cap Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 11, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Small Cap (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

John B. McDowell (46)

Year of Election or Appointment: 2002

Vice President of Advisor Small Cap Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Harry W. Lange (52)

Year of Election or Appointment: 1998

Vice President of Advisor Small Cap. Mr. Lange is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Lange managed a variety of Fidelity funds.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor Small Cap. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Small Cap. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Small Cap. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Small Cap. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Small Cap. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Small Cap. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Small Cap. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Small Cap. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Small Cap. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Small Cap. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Small Cap. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Small Cap. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	1/10/05	1/07/05	$.04
Class T	1/10/05	1/07/05	$.04
Class B	1/10/05	1/07/05	$.04
Class C	1/10/05	1/07/05	$.04

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 17, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	16,294,841,572.46	67.846
Against	4,036,653,996.81	16.807
Abstain	993,877,882.58	4.139
Broker Non-Votes	2,691,734,610.28	11.208
TOTAL	24,017,108,062.13	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	22,840,552,929.63	95.101
Withheld	1,176,555,132.50	4.899
TOTAL	24,017,108,062.13	100.000
Ralph F. Cox
Affirmative	22,814,730,343.25	94.994
Withheld	1,202,377,718.88	5.006
TOTAL	24,017,108,062.13	100.000
Laura B. Cronin
Affirmative	22,827,669,460.37	95.048
Withheld	1,189,438,601.76	4.952
TOTAL	24,017,108,062.13	100.000
Robert M. Gates
Affirmative	22,832,759,061.32	95.069
Withheld	1,184,349,000.81	4.931
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
George H. Heilmeier
Affirmative	22,837,906,059.00	95.090
Withheld	1,179,202,003.13	4.910
TOTAL	24,017,108,062.13	100.000
Abigail P. Johnson
Affirmative	22,819,456,149.99	95.013
Withheld	1,197,651,912.14	4.987
TOTAL	24,017,108,062.13	100.000
Edward C. Johnson 3d
Affirmative	22,810,259,696.01	94.975
Withheld	1,206,848,366.12	5.025
TOTAL	24,017,108,062.13	100.000
Donald J. Kirk
Affirmative	22,822,861,358.25	95.028
Withheld	1,194,246,703.88	4.972
TOTAL	24,017,108,062.13	100.000
Marie L. Knowles
Affirmative	22,840,012,715.43	95.099
Withheld	1,177,095,346.70	4.901
TOTAL	24,017,108,062.13	100.000
Ned C. Lautenbach
Affirmative	22,844,948,054.36	95.119
Withheld	1,172,160,007.77	4.881
TOTAL	24,017,108,062.13	100.000
Marvin L. Mann
Affirmative	22,823,351,253.51	95.030
Withheld	1,193,756,808.62	4.970
TOTAL	24,017,108,062.13	100.000
William O. McCoy
Affirmative	22,824,777,791.95	95.035
Withheld	1,192,330,270.18	4.965
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	22,847,253,473.29	95.129
Withheld	1,169,854,588.84	4.871
TOTAL	24,017,108,062.13	100.000
William S. Stavropoulos
Affirmative	22,836,942,275.18	95.086
Withheld	1,180,165,786.95	4.914
TOTAL	24,017,108,062.13	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

ASCF-UANN-0105
1.786697.101

Fidelity® Advisor

Small Cap

Fund - Institutional Class

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	21	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	30	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	37
Trustees and Officers	38
Distributions	48
Proxy Voting Results	49

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2004	Past 1 year	Past 5 years	Life of fund A
Institutional Class	23.25%	4.92%	16.12%

A From September 9, 1998.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Small Cap Fund - Institutional Class on September 9, 1998, when the fund started. The chart shows how the value of your investment would have performed, and also shows how the Russell 2000 Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Harry Lange, Portfolio Manager of Fidelity® Advisor Small Cap Fund

Despite surging oil prices, a struggling job market and four interest rate hikes in a five-month span, U.S. equity markets posted solid results for the 12-month period ending November 30, 2004, and were closing in on a second straight year in the black. There was great disparity in the market during the past year. For instance, value stocks trounced their growth counterparts during the period. To illustrate, the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, small- and mid-cap stocks vastly outperformed larger-cap stocks. Energy was the best-performing sector of the market, propelled by a spike in oil prices. Conversely, technology stocks dipped lower in response to a slowdown in corporate capital spending. For the 12-month period overall, the Standard & Poor's 500SM Index returned 12.86% - slightly above its historical average. Elsewhere, the Dow Jones Industrial AverageSM rose 8.87% and the tech-heavy NASDAQ Composite® Index advanced 7.50%.

Fidelity Advisor Small Cap Fund's Institutional Class shares were up 23.25% during the year ending November 30, 2004, outperforming the 17.26% advance of the Russell 2000® Index and the 14.22% gain of the LipperSM Small Cap Funds Average. The fund's holdings in nine out of the 10 major market sectors outperformed the stocks held by the index in these groups. More specifically, my emphasis on a couple of strong-performing boating stocks, such as boat manufacturer Brunswick and boat retailer MarineMax, worked out well. Overweighting energy stocks - including Bahamas-based Teekay Shipping and Maverick Tube - also enhanced the fund's performance relative to its index. Elsewhere, the fund's performance got a boost from some good investments in the wireless telecommunications area, where regional carrier Alamosa Holdings was a standout, as well as the materials sector, where gravel and cement manufacturer Florida Rock Industries appreciated nicely. On the downside, overweighting several technology hardware stocks that had negative returns, such as electronic component makers Vishay Intertechnology and RadiSys, proved disappointing. Other detractors included medical device battery maker Wilson Greatbatch Technologies and radio station operator Radio One, both of which also declined. I sold the fund's holdings in Radio One during the period.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class A
Actual	$ 1,000.00	$ 1,143.30	$ 7.29
HypotheticalA	$ 1,000.00	$ 1,018.12	$ 6.89
Class T
Actual	$ 1,000.00	$ 1,141.90	$ 8.51
HypotheticalA	$ 1,000.00	$ 1,016.95	$ 8.05
Class B
Actual	$ 1,000.00	$ 1,138.60	$ 11.71
HypotheticalA	$ 1,000.00	$ 1,013.91	$ 11.09
Class C
Actual	$ 1,000.00	$ 1,138.90	$ 11.39
HypotheticalA	$ 1,000.00	$ 1,014.22	$ 10.78
Institutional Class
Actual	$ 1,000.00	$ 1,145.80	$ 5.47
HypotheticalA	$ 1,000.00	$ 1,019.84	$ 5.16

A 5% return per year before expenses

*Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.36%
Class T	1.59%
Class B	2.19%
Class C	2.13%
Institutional Class	1.02%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Florida Rock Industries, Inc.	4.4	3.9
Waste Connections, Inc.	3.8	3.2
Mettler-Toledo International, Inc.	3.7	3.8
MPS Group, Inc.	3.2	3.4
United Natural Foods, Inc.	3.2	3.7
Ctrip.com International Ltd. ADR	2.4	1.4
American Tower Corp. Class A	2.1	2.0
Polycom, Inc.	2.0	2.2
Alamosa Holdings, Inc.	1.8	1.3
Molina Healthcare, Inc.	1.6	1.8
	28.2
Top Five Market Sectors as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.3	25.0
Consumer Discretionary	15.5	14.2
Industrials	15.4	14.4
Health Care	14.0	14.5
Materials	7.1	6.7
Asset Allocation (% of fund's net assets)
As of November 30, 2004*		As of May 31, 2004**
	Stocks 93.6%		Stocks 98.3%
	Short-Term Investments and Net Other Assets 6.4%		Short-Term Investments and Net Other Assets 1.7%
* Foreign investments	8.4%	** Foreign investments	8.0%

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Common Stocks - 93.6%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 15.5%
Auto Components - 0.0%
Amerigon, Inc. (a)	280,600	$ 892
Hotels, Restaurants & Leisure - 4.3%
Benihana, Inc. Class A (a)	92,000	1,224
California Pizza Kitchen, Inc. (a)	300,000	7,515
Choice Hotels International, Inc.	27,700	1,418
Ctrip.com International Ltd. ADR (d)	1,252,800	60,548
Monarch Casino & Resort, Inc. (a)	237,800	8,304
Sonic Corp. (a)	516,900	15,078
Starbucks Coffee Japan Ltd. (a)	53,607	14,478
		108,565
Household Durables - 1.2%
Beazer Homes USA, Inc. (d)	45,000	5,580
Champion Enterprises, Inc. (a)	353,200	4,055
D.R. Horton, Inc.	169,455	5,967
Jarden Corp. (a)	310,100	11,899
Lennar Corp. Class B	57,420	2,397
		29,898
Leisure Equipment & Products - 2.6%
Brunswick Corp.	672,600	32,836
MarineMax, Inc. (a)(e)	1,158,700	34,066
		66,902
Media - 1.5%
ADVO, Inc.	130,400	4,578
Cumulus Media, Inc. Class A (a)	300,000	4,584
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	1,009,100	12,210
Salem Communications Corp. Class A (a)	100,000	2,456
Scholastic Corp. (a)	100,000	3,294
Scottish Radio Holdings PLC	5,610	99
Spanish Broadcasting System, Inc. Class A (a)	500,000	5,345
UnitedGlobalCom, Inc. Class A (a)	484,200	4,033
		36,599
Multiline Retail - 0.8%
Neiman Marcus Group, Inc. Class A	310,100	20,253
Specialty Retail - 3.8%
Aaron Rents, Inc.	434,500	10,541
Bakers Footwear Group, Inc. (e)	371,500	3,158
Barbeques Galore Ltd. sponsored ADR	50,000	372
bebe Stores, Inc. (d)	982,100	35,631
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Big 5 Sporting Goods Corp.	78,000	$ 2,124
Finlay Enterprises, Inc. (a)	160,900	3,125
Hot Topic, Inc. (a)	300,000	4,911
PETsMART, Inc.	100,000	3,427
SAZABY, Inc.	465,200	11,077
Select Comfort Corp. (a)	200,000	3,898
Steiner Leisure Ltd. (a)	200,000	5,384
Yamada Denki Co. Ltd.	310,100	13,321
		96,969
Textiles, Apparel & Luxury Goods - 1.3%
Carter's, Inc.	200,000	7,020
Liz Claiborne, Inc.	640,900	26,322
		33,342
TOTAL CONSUMER DISCRETIONARY		393,420
CONSUMER STAPLES - 4.6%
Food & Staples Retailing - 3.5%
United Natural Foods, Inc. (a)(e)	2,853,566	80,271
Whole Foods Market, Inc.	100,000	9,077
		89,348
Food Products - 1.1%
American Italian Pasta Co. Class A (d)	691,000	13,309
McCormick & Co., Inc. (non-vtg.)	413,500	15,072
		28,381
TOTAL CONSUMER STAPLES		117,729
ENERGY - 4.4%
Energy Equipment & Services - 2.1%
BJ Services Co.	268,800	13,620
Global Industries Ltd. (a)	2,377,600	20,400
Maverick Tube Corp. (a)	200,000	6,340
Rowan Companies, Inc. (a)	230,000	5,957
Smith International, Inc. (a)	120,000	7,268
		53,585
Oil & Gas - 2.3%
Petroquest Energy, Inc. (a)	1,000,000	5,040
Premcor, Inc.	100,000	4,455
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
Teekay Shipping Corp.	760,980	$ 40,530
Tsakos Energy Navigation Ltd.	202,600	8,560
		58,585
TOTAL ENERGY		112,170
FINANCIALS - 5.9%
Capital Markets - 0.2%
E*TRADE Financial Corp. (a)	20,000	277
Investors Financial Services Corp.	2,400	105
Waddell & Reed Financial, Inc. Class A	150,000	3,405
		3,787
Commercial Banks - 2.4%
First Community Bancorp, California	4,100	172
Silicon Valley Bancshares (a)	869,840	36,516
Southwest Bancorp of Texas, Inc.	100,000	2,446
Texas Capital Bancshares, Inc. (a)	200,000	4,124
Texas Regional Bancshares, Inc. Class A	511,700	18,196
		61,454
Insurance - 0.7%
Commerce Group, Inc., Massachusetts	50,000	2,970
Markel Corp. (a)	20,000	6,440
Navigators Group, Inc. (a)	100,000	2,825
Scottish Re Group Ltd.	83,900	1,930
Specialty Underwriters' Alliance, Inc.	300,000	2,883
UICI	50,000	1,670
		18,718
Real Estate - 2.4%
Capital Lease Funding, Inc. (e)	2,093,700	26,485
CBL & Associates Properties, Inc.	60,004	4,398
CenterPoint Properties Trust (SBI)	23,640	1,108
Gables Residential Trust (SBI)	200,000	7,134
Government Properties Trust, Inc.	739,800	7,842
Home Properties of New York, Inc.	3,129	129
LNR Property Corp.	52,600	3,290
Macquarie Goodman Industrial Trust	1,000,000	1,590
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Real Estate - continued
New Century Financial Corp.	100,000	$ 6,326
Reckson Associates Realty Corp.	100,000	3,238
		61,540
Thrifts & Mortgage Finance - 0.2%
NetBank, Inc.	486,000	4,991
TOTAL FINANCIALS		150,490
HEALTH CARE - 14.0%
Biotechnology - 1.9%
Charles River Laboratories International, Inc. (a)	541,400	25,310
Gen-Probe, Inc. (a)	206,700	8,247
Harvard Bioscience, Inc. (a)	300,000	1,191
Medarex, Inc. (a)(d)	827,000	9,014
ONYX Pharmaceuticals, Inc. (a)	107,200	3,353
OSI Pharmaceuticals, Inc. (a)	10,400	495
		47,610
Health Care Equipment & Supplies - 9.9%
American Medical Systems Holdings, Inc. (a)	516,900	19,725
BioLase Technology, Inc.	8,300	75
Cholestech Corp. (a)	200,000	1,600
Cooper Companies, Inc.	450,000	31,289
Dade Behring Holdings, Inc. (a)	300,000	16,107
DJ Orthopedics, Inc. (a)	100,800	2,033
Edwards Lifesciences Corp. (a)	100,000	3,761
Foxhollow Technologies, Inc.	1,700	44
Hologic, Inc. (a)	100,000	2,499
INAMED Corp. (a)	345,400	18,531
Matrixx Initiatives, Inc. (a)(d)(e)	500,000	6,845
Medical Action Industries, Inc. (a)	400,000	7,912
Mentor Corp.	461,900	14,254
Microtek Medical Holdings, Inc. (a)	38,500	157
Millipore Corp. (a)	466,270	22,717
ResMed, Inc. (a)	624,010	31,238
Schick Technologies, Inc. (a)	200,000	2,560
Sonic Innovations, Inc. (a)	400,000	1,628
Thoratec Corp. (a)	500,000	5,000
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Wilson Greatbatch Technologies, Inc. (a)(e)	1,453,500	$ 29,143
Wright Medical Group, Inc. (a)	1,240,500	32,811
		249,929
Health Care Providers & Services - 1.8%
Advisory Board Co. (a)	500	18
Caremark Rx, Inc. (a)	21,900	783
Community Health Systems, Inc. (a)	200,000	5,530
Molina Healthcare, Inc. (a)	936,600	40,695
		47,026
Pharmaceuticals - 0.4%
Connetics Corp. (a)	220,000	4,600
Kyorin Pharmaceutical Co. Ltd.	310,000	4,435
		9,035
TOTAL HEALTH CARE		353,600
INDUSTRIALS - 15.4%
Aerospace & Defense - 1.7%
BE Aerospace, Inc. (a)	2,601,960	27,573
SI International, Inc. (a)	200,000	5,788
United Defense Industries, Inc. (a)	206,700	9,364
		42,725
Air Freight & Logistics - 1.1%
CNF, Inc.	206,800	9,668
Forward Air Corp. (a)	413,500	19,166
		28,834
Building Products - 1.3%
Trex Co., Inc. (a)(d)	519,300	24,381
York International Corp.	200,000	7,374
		31,755
Commercial Services & Supplies - 5.9%
A.T. Cross Co. Class A (a)	321,300	1,529
Central Parking Corp.	593,200	9,005
Cintas Corp.	206,800	9,248
Copart, Inc. (a)	516,900	11,165
Korn/Ferry International (a)	856,700	15,960
Labor Ready, Inc. (a)	300,000	4,764
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Princeton Review, Inc. (a)	500,000	$ 2,970
Waste Connections, Inc. (a)(e)	2,807,650	95,629
		150,270
Construction & Engineering - 0.4%
Chicago Bridge & Iron Co. NV (NY Shares)	229,500	8,882
Electrical Equipment - 0.2%
Energy Conversion Devices, Inc. (a)(d)	200,000	4,452
Lamson & Sessions Co. (a)	100,000	905
		5,357
Machinery - 2.5%
Actuant Corp. Class A (a)	723,600	34,024
Astec Industries, Inc. (a)	300,000	4,992
Briggs & Stratton Corp.	620,200	24,324
Bucyrus International, Inc. Class A	9,100	359
		63,699
Road & Rail - 1.9%
Heartland Express, Inc.	515,809	11,327
Knight Transportation, Inc. (a)	300,000	7,230
Laidlaw International, Inc. (a)	1,033,800	19,539
Landstar System, Inc. (a)	73,200	5,161
Marten Transport Ltd. (a)	218,150	4,788
		48,045
Trading Companies & Distributors - 0.4%
Fastenal Co. (d)	100,000	6,116
MSC Industrial Direct Co., Inc. Class A	100,000	3,562
		9,678
TOTAL INDUSTRIALS		389,245
INFORMATION TECHNOLOGY - 22.3%
Communications Equipment - 4.1%
Alvarion Ltd. (a)	100,000	1,467
Belden CDT, Inc.	802,450	18,609
Lucent Technologies, Inc. (a)	13,381	53
Polycom, Inc. (a)	2,170,960	49,585
Powerwave Technologies, Inc. (a)(d)	400,000	3,235
SafeNet, Inc. (a)	258,400	9,215
SeaChange International, Inc. (a)(d)	792,056	13,528
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
SiRF Technology Holdings, Inc.	500,000	$ 6,335
Terayon Communication Systems, Inc. (a)	1,234,800	2,457
		104,484
Computers & Peripherals - 0.3%
LaserCard Corp. (a)(d)	50,000	497
M-Systems Flash Disk Pioneers Ltd. (a)(d)	100,000	1,586
Neoware Systems, Inc. (a)	500,000	4,380
		6,463
Electronic Equipment & Instruments - 6.2%
Amphenol Corp. Class A (a)	206,700	7,257
Bell Microproducts, Inc. (a)	300,000	2,565
Celestica, Inc. (sub. vtg.) (a)	376,687	5,733
Enplas Corp.	40,000	1,112
Merix Corp. (a)	300,000	3,264
Metrologic Instruments, Inc. (a)	413,500	8,448
Mettler-Toledo International, Inc. (a)	1,800,000	92,880
Nichicon Corp.	117,400	1,456
RadiSys Corp. (a)	930,710	13,114
Vishay Intertechnology, Inc. (a)(d)	1,520,481	22,214
		158,043
Internet Software & Services - 2.2%
Ariba, Inc. (a)	516,900	8,529
Digitas, Inc. (a)	173,538	1,425
EarthLink, Inc. (a)	500,000	5,420
Homestore, Inc. (a)	150,000	390
MatrixOne, Inc. (a)	1,000,000	6,610
Openwave Systems, Inc. (a)	1,656,500	21,833
United Online, Inc. (a)	1,142,200	12,187
Vignette Corp. (a)	15,400	20
		56,414
IT Services - 4.7%
BearingPoint, Inc. (a)	2,274,200	19,786
Kanbay International, Inc.	516,900	14,851
MPS Group, Inc. (a)(e)	7,318,900	82,411
Pegasus Solutions, Inc. (a)	280,490	3,279
		120,327
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 2.3%
Agere Systems, Inc.:
Class A (a)	160	$ 0
Class B (a)	3,933	5
ASE Test Ltd. (a)	200,000	1,232
Cymer, Inc. (a)	100,000	3,042
FormFactor, Inc. (a)	200,000	4,822
Intersil Corp. Class A	127,390	2,051
Jenoptik AG (a)	56,650	605
Lam Research Corp. (a)	516,900	13,445
LTX Corp. (a)	300,000	2,142
MKS Instruments, Inc. (a)	14,800	251
PDF Solutions, Inc. (a)	13,400	172
Photronics, Inc. (a)	100,000	1,884
Sanken Electric Co. Ltd.	1,398,000	17,717
Semtech Corp. (a)	200,000	4,094
Trident Microsystems, Inc. (a)	129,774	2,024
Varian Semiconductor Equipment Associates, Inc. (a)	100,000	3,552
		57,038
Software - 2.5%
Bottomline Technologies, Inc. (a)	558,254	6,532
Concord Communications, Inc. (a)	500,000	4,645
Macromedia, Inc. (a)	516,900	14,747
Macrovision Corp. (a)	138,630	3,681
QAD, Inc.	1,033,700	8,518
TALX Corp. (e)	700,000	20,580
THQ, Inc. (a)	100,000	2,146
Vastera, Inc. (a)	638,700	1,182
		62,031
TOTAL INFORMATION TECHNOLOGY		564,800
MATERIALS - 7.1%
Chemicals - 0.1%
Olin Corp.	100,000	2,269
OMNOVA Solutions, Inc. (a)	100,000	571
		2,840
Construction Materials - 4.4%
Florida Rock Industries, Inc.	1,994,797	112,303
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Containers & Packaging - 0.0%
Peak International Ltd. (a)	28,600	$ 114
Metals & Mining - 2.5%
Arch Coal, Inc.	100,000	3,820
Cleveland-Cliffs, Inc. (d)	206,700	20,029
Lionore Mining International Ltd. (a)	500,000	3,002
Oregon Steel Mills, Inc. (a)	200,000	3,596
Steel Dynamics, Inc.	723,517	29,324
Stillwater Mining Co. (a)	174,322	2,067
		61,838
Paper & Forest Products - 0.1%
Sino-Forest Corp. (a)	500,000	1,526
TOTAL MATERIALS		178,621
TELECOMMUNICATION SERVICES - 4.3%
Wireless Telecommunication Services - 4.3%
AirGate PCS, Inc. (a)	116,000	3,767
Alamosa Holdings, Inc. (a)(d)	4,160,000	45,344
American Tower Corp. Class A (a)	2,997,900	54,352
Ubiquitel, Inc. (a)	1,000,000	6,500
		109,963
UTILITIES - 0.1%
Multi-Utilities & Unregulated Power - 0.1%
Sierra Pacific Resources (a)(d)	300,000	3,075
TOTAL COMMON STOCKS (Cost $1,734,449)		2,373,113
Convertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (a)(f) (Cost $108)	7,200	0
Money Market Funds - 11.1%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.98% (b)(c) (Cost $283,278)	283,278,108	$ 283,278
TOTAL INVESTMENT PORTFOLIO - 104.7% (Cost $2,017,835)		2,656,391
NET OTHER ASSETS - (4.7)%		(120,303)
NET ASSETS - 100%		$ 2,536,088
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $0 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies, Inc. Series E	9/19/00	$ 124

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Bakers Footwear Group, Inc.	$ -	$ 3,258	$ -	$ -	$ 3,158
Capital Lease Funding, Inc.	-	28,497	1,129	219	26,485
Golden State Vintners, Inc. Class B	1,173	-	3,123	-	-
MarineMax, Inc.	17,497	4,923	-	-	34,066
Matrixx Initiatives, Inc.	-	6,352	-	-	6,845
MPS Group, Inc.	56,856	13,763	925	-	82,411
RadiSys Corp.	21,166	441	3,098	-	-
Robert Mondavi Corp. Class A	20,997	-	28,326	-	-
TALX Corp.	13,100	4,833	-	127	20,580
United Natural Foods, Inc.	-	65,366	-	-	80,271
Waste Connections, Inc.	50,960	27,656	3,608	-	95,629
Wilson Greatbatch Technologies, Inc.	25,140	27,578	14,741	-	29,143
Total	$ 206,889	$ 182,667	$ 54,950	$ 346	$ 378,588

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2004

Assets
Investment in securities, at value (including securities loaned of $114,612) (cost $2,017,835) - See accompanying schedule		$ 2,656,391
Receivable for investments sold		5,260
Receivable for fund shares sold		6,220
Dividends receivable		872
Interest receivable		436
Prepaid expenses		9
Other receivables		136
Total assets		2,669,324

Liabilities
Payable to custodian bank	$ 16
Payable for investments purchased	5,036
Payable for fund shares redeemed	6,991
Accrued management fee	1,454
Distribution fees payable	1,092
Other affiliated payables	615
Other payables and accrued expenses	178
Collateral on securities loaned, at value	117,854
Total liabilities		133,236

Net Assets		$ 2,536,088
Net Assets consist of:
Paid in capital		$ 1,894,109
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,419
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		638,560
Net Assets		$ 2,536,088

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($431,559 ÷ 17,907 shares)	$ 24.10

Maximum offering price per share (100/94.25 of $24.10)	$ 25.57
Class T: Net Asset Value and redemption price per share ($1,239,672 ÷ 52,212 shares)	$ 23.74

Maximum offering price per share (100/96.50 of $23.74)	$ 24.60
Class B: Net Asset Value and offering price per share ($343,443 ÷ 14,934 shares)A	$ 23.00

Class C: Net Asset Value and offering price per share ($293,915 ÷ 12,711 shares)A	$ 23.12

Institutional Class: Net Asset Value, offering price and redemption price per share ($227,499 ÷ 9,249.6 shares)	$ 24.60

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2004

Investment Income
Dividends (including $346 received from affiliated issuers)		$ 6,982
Special Dividends		1,930
Interest		1,121
Security lending		593
Total income		10,626

Expenses
Management fee	$ 14,514
Transfer agent fees	6,244
Distribution fees	11,431
Accounting and security lending fees	685
Non-interested trustees' compensation	10
Custodian fees and expenses	83
Registration fees	161
Audit	45
Legal	6
Miscellaneous	245
Total expenses before reductions	33,424
Expense reductions	(310)	33,114
Net investment income (loss)		(22,488)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (Including realized gain (loss) of $(1,448) from affiliated issuers)	143,279
Foreign currency transactions	42
Total net realized gain (loss)		143,321
Change in net unrealized appreciation (depreciation) on: Investment securities	301,076
Assets and liabilities in foreign currencies	6
Total change in net unrealized appreciation (depreciation)		301,082
Net gain (loss)		444,403
Net increase (decrease) in net assets resulting from operations		$ 421,915

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2004	Year ended November 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (22,488)	$ (17,717)
Net realized gain (loss)	143,321	29,296
Change in net unrealized appreciation (depreciation)	301,082	315,794
Net increase (decrease) in net assets resulting from operations	421,915	327,373
Share transactions - net increase (decrease)	420,327	130,866
Total increase (decrease) in net assets	842,242	458,239

Net Assets
Beginning of period	1,693,846	1,235,607
End of period	$ 2,536,088	$ 1,693,846

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 19.63	$ 15.56	$ 16.83	$ 17.47	$ 19.84
Income from Investment Operations
Net investment income (loss)C	(.17)D	(.16)	(.13)	(.08)	(.12)E
Net realized and unrealized gain (loss)	4.64	4.23	(1.14)	(.56)	(1.69)
Total from investment operations	4.47	4.07	(1.27)	(.64)	(1.81)
Distributions from net realized gain	-	-	-	-	(.56)
Net asset value, end of period	$ 24.10	$ 19.63	$ 15.56	$ 16.83	$ 17.47
Total ReturnA,B	22.77%	26.16%	(7.55)%	(3.66)%	(9.59)%
Ratios to Average Net AssetsF
Expenses before expense reductions	1.36%	1.39%	1.41%	1.35%	1.30%
Expenses net of voluntary waivers, if any	1.36%	1.39%	1.41%	1.35%	1.30%
Expenses net of all reductions	1.34%	1.35%	1.38%	1.34%	1.29%
Net investment income (loss)	(.81)%	(.99)%	(.81)%	(.47)%	(.57)%
Supplemental Data
Net assets, end of period (in millions)	$ 432	$ 193	$ 117	$ 105	$ 104
Portfolio turnover rate	36%	47%	40%	84%	64%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.02 per share.

E Investment income per share reflects a special dividend which amounted to $.01 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 19.38	$ 15.40	$ 16.70	$ 17.37	$ 19.77
Income from Investment Operations
Net investment income (loss)C	(.22)D	(.20)	(.17)	(.12)	(.17)E
Net realized and unrealized gain (loss)	4.58	4.18	(1.13)	(.55)	(1.69)
Total from investment operations	4.36	3.98	(1.30)	(.67)	(1.86)
Distributions from net realized gain	-	-	-	-	(.54)
Net asset value, end of period	$ 23.74	$ 19.38	$ 15.40	$ 16.70	$ 17.37
Total ReturnA,B	22.50%	25.84%	(7.78)%	(3.86)%	(9.87)%
Ratios to Average Net AssetsF
Expenses before expense reductions	1.58%	1.63%	1.64%	1.58%	1.53%
Expenses net of voluntary waivers, if any	1.58%	1.63%	1.64%	1.58%	1.53%
Expenses net of all reductions	1.57%	1.59%	1.61%	1.57%	1.53%
Net investment income (loss)	(1.04)%	(1.23)%	(1.04)%	(.69)%	(.80)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,240	$ 854	$ 612	$ 611	$ 625
Portfolio turnover rate	36%	47%	40%	84%	64%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.02 per share.

E Investment income per share reflects a special dividend which amounted to $.01 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 18.88	$ 15.09	$ 16.45	$ 17.20	$ 19.63
Income from Investment Operations
Net investment income (loss)C	(.33)D	(.28)	(.25)	(.21)	(.28)E
Net realized and unrealized gain (loss)	4.45	4.07	(1.11)	(.54)	(1.66)
Total from investment operations	4.12	3.79	(1.36)	(.75)	(1.94)
Distributions from net realized gain	-	-	-	-	(.49)
Net asset value, end of period	$ 23.00	$ 18.88	$ 15.09	$ 16.45	$ 17.20
Total ReturnA,B	21.82%	25.12%	(8.27)%	(4.36)%	(10.31)%
Ratios to Average Net AssetsF
Expenses before expense reductions	2.18%	2.19%	2.18%	2.12%	2.06%
Expenses net of voluntary waivers, if any	2.18%	2.19%	2.18%	2.12%	2.06%
Expenses net of all reductions	2.16%	2.15%	2.15%	2.10%	2.05%
Net investment income (loss)	(1.63)%	(1.79)%	(1.58)%	(1.23)%	(1.33)%
Supplemental Data
Net assets, end of period (in millions)	$ 343	$ 298	$ 246	$ 271	$ 287
Portfolio turnover rate	36%	47%	40%	84%	64%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.02 per share.

E Investment income per share reflects a special dividend which amounted to $.01 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 18.97	$ 15.15	$ 16.51	$ 17.26	$ 19.68
Income from Investment Operations
Net investment income (loss)C	(.32)D	(.27)	(.25)	(.21)	(.27)E
Net realized and unrealized gain (loss)	4.47	4.09	(1.11)	(.54)	(1.66)
Total from investment operations	4.15	3.82	(1.36)	(.75)	(1.93)
Distributions from net realized gain	-	-	-	-	(.49)
Net asset value, end of period	$ 23.12	$ 18.97	$ 15.15	$ 16.51	$ 17.26
Total ReturnA,B	21.88%	25.21%	(8.24)%	(4.35)%	(10.23)%
Ratios to Average Net AssetsF
Expenses before expense reductions	2.12%	2.13%	2.13%	2.07%	2.02%
Expenses net of voluntary waivers, if any	2.12%	2.13%	2.13%	2.07%	2.02%
Expenses net of all reductions	2.10%	2.09%	2.10%	2.05%	2.02%
Net investment income (loss)	(1.57)%	(1.73)%	(1.53)%	(1.18)%	(1.29)%
Supplemental Data
Net assets, end of period (in millions)	$ 294	$ 241	$ 190	$ 204	$ 220
Portfolio turnover rate	36%	47%	40%	84%	64%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.02 per share.

E Investment income per share reflects a special dividend which amounted to $.01 per share.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 19.96	$ 15.76	$ 16.97	$ 17.55	$ 19.89
Income from Investment Operations
Net investment income (loss)B	(.10)C	(.10)	(.07)	(.01)	(.05)D
Net realized and unrealized gain (loss)	4.74	4.30	(1.14)	(.57)	(1.70)
Total from investment operations	4.64	4.20	(1.21)	(.58)	(1.75)
Distributions from net realized gain	-	-	-	-	(.59)
Net asset value, end of period	$ 24.60	$ 19.96	$ 15.76	$ 16.97	$ 17.55
Total ReturnA	23.25%	26.65%	(7.13)%	(3.30)%	(9.28)%
Ratios to Average Net AssetsE
Expenses before expense reductions	1.01%	.99%	1.00%	.96%	.97%
Expenses net of voluntary waivers, if any	1.01%	.99%	1.00%	.96%	.97%
Expenses net of all reductions	.99%	.95%	.97%	.95%	.96%
Net investment income (loss)	(.46)%	(.58)%	(.40)%	(.07)%	(.24)%
Supplemental Data
Net assets, end of period (in millions)	$ 227	$ 108	$ 70	$ 61	$ 59
Portfolio turnover rate	36%	47%	40%	84%	64%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.02 per share.

D Investment income per share reflects a special dividend which amounted to $.01 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Small Cap Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, excise tax regulations, capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 750,856
Unrealized depreciation	(112,667)
Net unrealized appreciation (depreciation)	638,189
Undistributed long-term capital gain	3,789

Cost for federal income tax purposes	$ 2,018,202

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $998,404 and $692,781, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 630	$ 8
Class T	.25%	.25%	5,041	40
Class B	.75%	.25%	3,142	2,357
Class C	.75%	.25%	2,618	446
			$ 11,431	$ 2,851

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 315
Class T	95
Class B*	612
Class C*	26
$ 1,048

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 809.32
Class T	2,991.30
Class B	1,222.39
Class C	861.33
Institutional Class	361.22
	$ 6,244

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Central Funds - continued

earned by the fund are recorded as income in the accompanying financial statements and totaled $1,923 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $155 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $309 for the period. In addition through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $1.

Annual Report

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2004	2003	2004	2003
Class A
Shares sold	11,377	4,570	$ 249,631	$ 73,834
Shares redeemed	(3,314)	(2,276)	(70,298)	(36,438)
Net increase (decrease)	8,063	2,294	$ 179,333	$ 37,396
Class T
Shares sold	22,343	16,218	$ 469,760	$ 265,263
Shares redeemed	(14,200)	(11,915)	(296,064)	(188,793)
Net increase (decrease)	8,143	4,303	$ 173,696	$ 76,470
Class B
Shares sold	2,079	2,644	$ 42,569	$ 41,859
Shares redeemed	(2,909)	(3,151)	(58,894)	(47,247)
Net increase (decrease)	(830)	(507)	$ (16,325)	$ (5,388)
Class C
Shares sold	2,976	3,160	$ 60,999	$ 50,857
Shares redeemed	(2,948)	(3,035)	(60,061)	(46,100)
Net increase (decrease)	28	125	$ 938	$ 4,757
Institutional Class
Shares sold	6,127	2,034	$ 132,713	$ 34,701
Shares redeemed	(2,300)	(1,051)	(50,028)	(17,070)
Net increase (decrease)	3,827	983	$ 82,685	$ 17,631

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Small Cap Fund (a fund of Fidelity Advisor Series I) at November 30, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Small Cap Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 11, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Small Cap (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

John B. McDowell (46)

Year of Election or Appointment: 2002

Vice President of Advisor Small Cap Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Harry W. Lange (52)

Year of Election or Appointment: 1998

Vice President of Advisor Small Cap. Mr. Lange is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Lange managed a variety of Fidelity funds.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor Small Cap. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Small Cap. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Small Cap. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Small Cap. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Small Cap. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Small Cap. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Small Cap. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Small Cap. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Small Cap. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Small Cap. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Small Cap. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Small Cap. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Institutional Class	1/10/05	1/07/05	$.04

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 17, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	16,294,841,572.46	67.846
Against	4,036,653,996.81	16.807
Abstain	993,877,882.58	4.139
Broker Non-Votes	2,691,734,610.28	11.208
TOTAL	24,017,108,062.13	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	22,840,552,929.63	95.101
Withheld	1,176,555,132.50	4.899
TOTAL	24,017,108,062.13	100.000
Ralph F. Cox
Affirmative	22,814,730,343.25	94.994
Withheld	1,202,377,718.88	5.006
TOTAL	24,017,108,062.13	100.000
Laura B. Cronin
Affirmative	22,827,669,460.37	95.048
Withheld	1,189,438,601.76	4.952
TOTAL	24,017,108,062.13	100.000
Robert M. Gates
Affirmative	22,832,759,061.32	95.069
Withheld	1,184,349,000.81	4.931
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
George H. Heilmeier
Affirmative	22,837,906,059.00	95.090
Withheld	1,179,202,003.13	4.910
TOTAL	24,017,108,062.13	100.000
Abigail P. Johnson
Affirmative	22,819,456,149.99	95.013
Withheld	1,197,651,912.14	4.987
TOTAL	24,017,108,062.13	100.000
Edward C. Johnson 3d
Affirmative	22,810,259,696.01	94.975
Withheld	1,206,848,366.12	5.025
TOTAL	24,017,108,062.13	100.000
Donald J. Kirk
Affirmative	22,822,861,358.25	95.028
Withheld	1,194,246,703.88	4.972
TOTAL	24,017,108,062.13	100.000
Marie L. Knowles
Affirmative	22,840,012,715.43	95.099
Withheld	1,177,095,346.70	4.901
TOTAL	24,017,108,062.13	100.000
Ned C. Lautenbach
Affirmative	22,844,948,054.36	95.119
Withheld	1,172,160,007.77	4.881
TOTAL	24,017,108,062.13	100.000
Marvin L. Mann
Affirmative	22,823,351,253.51	95.030
Withheld	1,193,756,808.62	4.970
TOTAL	24,017,108,062.13	100.000
William O. McCoy
Affirmative	22,824,777,791.95	95.035
Withheld	1,192,330,270.18	4.965
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	22,847,253,473.29	95.129
Withheld	1,169,854,588.84	4.871
TOTAL	24,017,108,062.13	100.000
William S. Stavropoulos
Affirmative	22,836,942,275.18	95.086
Withheld	1,180,165,786.95	4.914
TOTAL	24,017,108,062.13	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

ASCFI-UANN-0105
1.786698.101

Fidelity® Advisor

Equity Growth

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	7	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	8	An example of shareholder expenses.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	22	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	31	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	39
Trustees and Officers	40
Proxy Voting Results	50

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of four years.

Average Annual Total Returns

Periods ended November 30, 2004	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	-3.21%	-7.12%	9.14%
Class T (incl. 3.50% sales charge)	-1.09%	-6.87%	9.26%
Class B (incl. contingent deferred sales charge) B	-3.15%	-7.09%	9.22%
Class C (incl. contingent deferred sales charge) C	0.87%	-6.74%	9.16%

A Class A's 12b-1 fee may have ranged over time between 0.25% and 0.35%, as an equivalent amount of brokerage commissions of up to 0.10% of the class's average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class A's 12b-1 plan currently authorizes a 0.25% 12b-1 fee. The initial offering of Class A shares took place on September 3, 1996. Returns prior to September 3, 1996 are those of Class T and reflect a 0.50% 12b-1 fee (0.65% prior to January 1, 1996).

B Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 31, 1996. Returns prior to December 31, 1996 are those of Class T and reflect a 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Had Class B shares' 12b-1 fee been reflected, returns prior to December 31, 1996 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year and past 10 year total return figures are 5%, 2% and 0%, respectively.

C Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns between December 31, 1996 (the date Class B shares were first offered) and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to December 31, 1996 are those of Class T shares, and reflect a 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Had Class C shares' 12b-1 fee been reflected, returns prior to December 31, 1996 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five year and past 10 year total return figures are 1%, 0% and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Growth Fund - Class T on November 30, 1994, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jennifer Uhrig, Portfolio Manager of Fidelity® Advisor Equity Growth Fund

Despite surging oil prices, a struggling job market and four interest rate hikes in a five-month span, U.S. equity markets posted solid results for the 12-month period ending November 30, 2004, and were closing in on a second straight year in the black. There was great disparity in the market during the past year. For instance, value stocks trounced their growth counterparts during the period. To illustrate, the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, small- and mid-cap stocks vastly outperformed larger-cap stocks. Energy was the best-performing sector of the market, propelled by a spike in oil prices. Conversely, technology stocks dipped lower in response to a slowdown in corporate capital spending. For the 12-month period overall, the Standard & Poor's 500SM Index returned 12.86% - slightly above its historical average. Elsewhere, the Dow Jones Industrial AverageSM rose 8.85% and the tech-heavy NASDAQ Composite® Index advanced 7.50%.

For the 12 months that ended on November 30, 2004, Fidelity Advisor Equity Growth Fund's Class A, Class T, Class B and Class C shares returned 2.69%, 2.49%, 1.85% and 1.87%, respectively. During the same period, the Russell 3000® Growth Index gained 6.24% and the LipperSM Growth Funds Average returned 9.52%. The fund's large overweighting compared with the index in the semiconductor industry accounted for most of the drag on performance. Capacity outgrew demand for semiconductors during the period, which compressed the earnings and stock prices of many companies within the group, including fund holdings Agere Systems and Intersil, as well as Synopsys, which makes software for designing chips. An underweighting in General Electric, which saw improvements in key businesses during the period, hurt performance as well, as did the fund's focus on large-cap growth companies at a time when smaller-cap, value-oriented stocks were generally performing better. On the positive side, wireless communications stocks, such as Ericsson and QUALCOMM, and energy services companies, such as Halliburton, helped boost relative performance. I sold the Ericsson position to lock in profits.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class A
Actual	$ 1,000.00	$ 1,002.30	$ 5.76
HypotheticalA	$ 1,000.00	$ 1,019.18	$ 5.82
Class T
Actual	$ 1,000.00	$ 1,001.10	$ 6.70
HypotheticalA	$ 1,000.00	$ 1,018.22	$ 6.78
Class B
Actual	$ 1,000.00	$ 998.10	$ 9.74
HypotheticalA	$ 1,000.00	$ 1,015.13	$ 9.87
Class C
Actual	$ 1,000.00	$ 998.10	$ 9.69
HypotheticalA	$ 1,000.00	$ 1,015.18	$ 9.82
Institutional Class
Actual	$ 1,000.00	$ 1,004.10	$ 3.86
HypotheticalA	$ 1,000.00	$ 1,021.10	$ 3.90

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.15%
Class T	1.34%
Class B	1.95%
Class C	1.94%
Institutional Class	.77%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Johnson & Johnson	2.7	1.8
Pfizer, Inc.	2.7	5.0
Microsoft Corp.	2.5	2.7
Intel Corp.	2.5	2.2
Wal-Mart Stores, Inc.	2.4	0.9
Cisco Systems, Inc.	2.2	2.2
Dell, Inc.	2.1	1.9
Home Depot, Inc.	1.9	1.6
General Electric Co.	1.8	1.1
American International Group, Inc.	1.7	1.6
	22.5
Top Five Market Sectors as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	33.7	40.0
Health Care	19.1	20.3
Consumer Discretionary	12.5	11.0
Industrials	10.9	7.3
Financials	9.0	9.4
Asset Allocation (% of fund's net assets)
As of November 30, 2004*		As of May 31, 2004**
	Stocks 97.5%		Stocks 98.4%
	Short-Term Investments and Net Other Assets 2.5%		Short-Term Investments and Net Other Assets 1.6%
* Foreign investments	8.4%	** Foreign investments	11.4%

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 12.5%
Automobiles - 0.2%
Harley-Davidson, Inc.	419,400	$ 24,250
Hotels, Restaurants & Leisure - 1.6%
Carnival Corp. unit	426,700	22,619
Hilton Group PLC	1,949,830	9,619
McDonald's Corp.	1,506,000	46,294
Rank Group PLC	2,935,605	17,020
Royal Caribbean Cruises Ltd.	444,200	22,077
Starbucks Corp. (a)	836,600	47,067
		164,696
Household Durables - 0.1%
Tempur-Pedic International, Inc.	467,200	9,059
Internet & Catalog Retail - 1.5%
eBay, Inc. (a)	1,038,700	116,802
IAC/InterActiveCorp (a)	1,596,916	39,428
		156,230
Media - 3.1%
E.W. Scripps Co. Class A	881,400	41,197
Fox Entertainment Group, Inc. Class A (a)	1,603,600	47,146
Getty Images, Inc. (a)	173,300	10,095
Lamar Advertising Co. Class A (a)	1,221,200	48,164
News Corp.:
Class A	645,422	11,418
Class B	1,178,400	21,317
Pixar (a)	279,384	25,332
SBS Broadcasting SA (a)	195,500	6,731
The DIRECTV Group, Inc. (a)	1,076,300	17,210
Univision Communications, Inc. Class A (a)	1,188,500	35,774
Viacom, Inc. Class B (non-vtg.)	62,985	2,186
Walt Disney Co.	2,226,600	59,851
		326,421
Multiline Retail - 1.6%
Dollar Tree Stores, Inc. (a)	1,309,400	36,441
Family Dollar Stores, Inc.	739,600	21,670
Fred's, Inc. Class A (d)	995,056	17,244
Kohl's Corp. (a)	312,600	14,430
Nordstrom, Inc.	765,300	33,482
Saks, Inc.	2,965,200	41,246
		164,513
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 4.0%
Bed Bath & Beyond, Inc. (a)	796,400	$ 31,799
Best Buy Co., Inc.	578,800	32,633
Circuit City Stores, Inc.	1,053,400	16,423
Foot Locker, Inc.	1,349,920	35,071
Home Depot, Inc.	4,726,050	197,313
RadioShack Corp.	312,800	9,875
Staples, Inc.	1,582,700	50,504
Weight Watchers International, Inc. (a)(d)	907,400	35,978
		409,596
Textiles, Apparel & Luxury Goods - 0.4%
NIKE, Inc. Class B	460,600	38,994
TOTAL CONSUMER DISCRETIONARY		1,293,759
CONSUMER STAPLES - 6.5%
Beverages - 1.6%
PepsiCo, Inc.	3,136,285	156,532
The Coca-Cola Co.	255,400	10,040
		166,572
Food & Staples Retailing - 2.7%
Wal-Mart Stores, Inc.	4,821,500	251,007
Walgreen Co.	924,500	35,297
		286,304
Food Products - 0.7%
Archer-Daniels-Midland Co.	1,362,500	28,885
Bunge Ltd.	724,900	38,217
Corn Products International, Inc.	26,000	1,415
		68,517
Household Products - 1.1%
Procter & Gamble Co.	2,095,880	112,088
Personal Products - 0.4%
Gillette Co.	995,600	43,299
TOTAL CONSUMER STAPLES		676,780
ENERGY - 4.5%
Energy Equipment & Services - 4.1%
Baker Hughes, Inc.	1,852,730	82,132
BJ Services Co.	252,840	12,811
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Equipment & Services - continued
Halliburton Co.	2,822,800	$ 116,723
National-Oilwell, Inc. (a)	957,600	34,665
Schlumberger Ltd. (NY Shares)	1,558,700	102,297
Smith International, Inc. (a)	450,700	27,299
Transocean, Inc. (a)	324,400	13,064
Weatherford International Ltd. (a)	649,000	34,644
		423,635
Oil & Gas - 0.4%
Noble Energy, Inc.	137,000	8,739
Premcor, Inc.	385,200	17,161
Valero Energy Corp.	364,600	17,060
		42,960
TOTAL ENERGY		466,595
FINANCIALS - 9.0%
Capital Markets - 1.6%
Ameritrade Holding Corp. (a)	1,687,200	23,503
E*TRADE Financial Corp. (a)	2,646,200	36,676
Goldman Sachs Group, Inc.	533,200	55,858
Lehman Brothers Holdings, Inc.	125,400	10,506
Morgan Stanley	302,600	15,357
Nomura Holdings, Inc.	1,840,000	25,650
		167,550
Commercial Banks - 1.2%
Bank of America Corp.	1,584,200	73,301
UCBH Holdings, Inc.	1,014,300	45,988
		119,289
Consumer Finance - 2.5%
American Express Co.	2,392,512	133,287
Capital One Financial Corp.	611,800	48,075
MBNA Corp.	2,852,770	75,770
		257,132
Diversified Financial Services - 0.8%
Citigroup, Inc.	796,823	35,658
J.P. Morgan Chase & Co.	1,366,764	51,459
		87,117
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - 2.2%
AFLAC, Inc.	771,800	$ 29,035
American International Group, Inc.	2,730,699	172,990
XL Capital Ltd. Class A	364,300	27,454
		229,479
Thrifts & Mortgage Finance - 0.7%
Fannie Mae	897,600	61,665
New York Community Bancorp, Inc.	471,200	9,320
		70,985
TOTAL FINANCIALS		931,552
HEALTH CARE - 19.1%
Biotechnology - 3.7%
Biogen Idec, Inc. (a)	840,100	49,297
Cephalon, Inc. (a)	933,400	44,365
CSL Ltd.	927,522	19,041
Eyetech Pharmaceuticals, Inc. (d)	387,900	15,640
Genentech, Inc. (a)	1,922,100	92,741
Genzyme Corp. - General Division (a)	584,500	32,738
ImClone Systems, Inc. (a)	738,300	31,171
MedImmune, Inc. (a)	521,700	13,877
Millennium Pharmaceuticals, Inc. (a)	2,749,871	34,703
ONYX Pharmaceuticals, Inc. (a)	511,400	15,997
QLT, Inc. (a)(d)	404,200	6,551
Tanox, Inc. (a)	1,042,800	14,443
Telik, Inc. (a)	483,500	9,240
		379,804
Health Care Equipment & Supplies - 4.5%
Alcon, Inc.	703,400	52,417
Baxter International, Inc.	2,412,600	76,359
Beckman Coulter, Inc.	247,600	16,208
Becton, Dickinson & Co.	1,045,600	57,278
C.R. Bard, Inc.	381,000	22,826
Dade Behring Holdings, Inc. (a)	505,000	27,113
IDEXX Laboratories, Inc. (a)	133,500	6,889
Medtronic, Inc.	1,867,000	89,709
Ocular Sciences, Inc. (a)	322,600	15,586
St. Jude Medical, Inc. (a)	787,400	30,031
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Thermo Electron Corp. (a)	666,000	$ 20,147
Waters Corp. (a)	1,109,900	51,788
		466,351
Health Care Providers & Services - 0.9%
McKesson Corp.	564,700	16,687
UnitedHealth Group, Inc.	918,700	76,114
		92,801
Pharmaceuticals - 10.0%
Abbott Laboratories	1,954,300	82,002
Allergan, Inc.	695,650	51,130
Barr Pharmaceuticals, Inc. (a)	1,103,203	43,080
Elan Corp. PLC sponsored ADR (a)(d)	1,200,500	31,693
Eli Lilly & Co.	380,330	20,283
Johnson & Johnson	4,644,480	280,149
Pfizer, Inc.	10,039,765	278,804
Roche Holding AG (participation certificate)	323,738	34,079
Schering-Plough Corp.	6,276,900	112,043
Wyeth	2,710,460	108,066
		1,041,329
TOTAL HEALTH CARE		1,980,285
INDUSTRIALS - 10.9%
Aerospace & Defense - 3.6%
Bombardier, Inc. Class B (sub. vtg.)	8,513,600	16,511
EADS NV	1,782,000	53,890
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	1,572,700	43,988
General Dynamics Corp.	371,300	40,234
Goodrich Corp.	1,147,520	36,434
Honeywell International, Inc.	320,300	11,316
Lockheed Martin Corp.	1,109,680	67,513
Precision Castparts Corp.	561,926	36,435
The Boeing Co.	1,287,900	68,993
		375,314
Air Freight & Logistics - 1.6%
EGL, Inc. (a)	159,800	5,392
FedEx Corp.	389,900	37,052
Forward Air Corp. (a)	114,200	5,293
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Air Freight & Logistics - continued
United Parcel Service, Inc. Class B	1,339,000	$ 112,677
UTI Worldwide, Inc.	151,800	10,464
		170,878
Commercial Services & Supplies - 0.9%
Apollo Group, Inc. Class A (a)	487,900	38,886
Herman Miller, Inc.	440,200	10,813
Robert Half International, Inc.	1,516,400	40,988
		90,687
Electrical Equipment - 0.0%
Aura Systems, Inc. warrants 5/31/05 (a)	37	0
Industrial Conglomerates - 3.5%
3M Co.	1,363,900	108,553
General Electric Co.	5,305,770	187,612
Siemens AG sponsored ADR	449,800	35,903
Tyco International Ltd.	961,700	32,669
		364,737
Machinery - 0.3%
Joy Global, Inc.	663,149	26,984
Road & Rail - 1.0%
Burlington Northern Santa Fe Corp.	750,000	33,780
Norfolk Southern Corp.	969,100	33,269
Union Pacific Corp.	566,300	35,926
		102,975
Trading Companies & Distributors - 0.0%
UAP Holding Corp.	22,700	371
TOTAL INDUSTRIALS		1,131,946
INFORMATION TECHNOLOGY - 33.7%
Communications Equipment - 8.3%
Alvarion Ltd. (a)	915,600	13,432
Andrew Corp. (a)	1,911,000	27,136
Avaya, Inc. (a)	3,342,102	54,877
Cisco Systems, Inc. (a)	12,397,700	231,961
Extreme Networks, Inc. (a)	2,098,700	14,334
F5 Networks, Inc. (a)	378,700	16,303
Foundry Networks, Inc. (a)	1,847,300	24,661
Harris Corp.	1,217,200	80,566
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Juniper Networks, Inc. (a)	2,775,000	$ 76,396
Motorola, Inc.	6,118,050	117,834
QUALCOMM, Inc.	4,096,300	170,488
Research In Motion Ltd. (a)	433,010	38,268
		866,256
Computers & Peripherals - 6.2%
Apple Computer, Inc. (a)	190,000	12,740
Brocade Communications Systems, Inc. (a)	3,138,700	21,751
Dell, Inc. (a)	5,468,740	221,593
EMC Corp. (a)	5,740,400	77,036
International Business Machines Corp.	1,190,630	112,205
Lexmark International, Inc. Class A (a)	735,100	62,410
Network Appliance, Inc. (a)	1,352,408	40,789
QLogic Corp. (a)	416,700	14,330
Quanta Computer, Inc.	13,848,869	22,573
Sun Microsystems, Inc. (a)	8,440,541	46,845
UNOVA, Inc. (a)	716,886	15,886
		648,158
Electronic Equipment & Instruments - 1.7%
Amphenol Corp. Class A (a)	537,118	18,858
Arrow Electronics, Inc. (a)	890,100	21,834
Hon Hai Precision Industries Co. Ltd.	6,765,442	27,305
Mettler-Toledo International, Inc. (a)	463,900	23,937
Molex, Inc.	741,200	20,435
National Instruments Corp.	1,284,289	36,731
Solectron Corp. (a)	4,500,600	28,129
		177,229
Internet Software & Services - 0.9%
Google, Inc. Class A	164,100	30,030
Yahoo!, Inc. (a)	1,724,896	64,891
		94,921
IT Services - 1.1%
BearingPoint, Inc. (a)	3,197,954	27,822
First Data Corp.	2,160,600	88,779
		116,601
Office Electronics - 0.1%
Zebra Technologies Corp. Class A (a)	119,400	6,003
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 9.6%
Agere Systems, Inc.:
Class A (a)	8,747,650	$ 11,984
Class B (a)	7,123,641	9,688
Altera Corp. (a)	2,251,400	51,062
Analog Devices, Inc.	1,464,400	54,110
Applied Materials, Inc. (a)	1,565,900	26,057
ASML Holding NV (NY Shares) (a)	2,680,124	40,872
Fairchild Semiconductor International, Inc. (a)	1,611,800	24,661
Freescale Semiconductor, Inc. Class A	3,195,800	56,438
Integrated Circuit Systems, Inc. (a)	1,614,241	38,161
Intel Corp.	11,512,200	257,298
International Rectifier Corp. (a)	515,400	21,822
Intersil Corp. Class A	3,059,636	49,260
KLA-Tencor Corp. (a)	515,200	23,215
Lam Research Corp. (a)	1,108,500	28,832
Marvell Technology Group Ltd. (a)	25,700	824
MediaTek, Inc.	2,788,268	17,919
Microchip Technology, Inc.	1,219,900	34,377
ON Semiconductor Corp. (a)	3,202,200	11,688
PMC-Sierra, Inc. (a)	3,420,600	37,763
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	5,598,950	44,624
Teradyne, Inc. (a)	1,329,500	22,681
Texas Instruments, Inc.	1,523,300	36,833
Tokyo Electron Ltd.	396,800	21,866
United Microelectronics Corp. sponsored ADR (d)	6,444,665	22,556
Xilinx, Inc.	1,483,000	46,299
		990,890
Software - 5.8%
Adobe Systems, Inc.	225,680	13,667
Cadence Design Systems, Inc. (a)	3,362,100	46,195
Macrovision Corp. (a)	75,546	2,006
Microsoft Corp.	9,628,744	258,147
Novell, Inc. (a)	4,670,874	28,492
Oracle Corp. (a)	7,817,109	98,965
Red Hat, Inc. (a)	762,200	11,037
SAP AG sponsored ADR	1,296,000	57,672
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Symantec Corp. (a)	665,047	$ 42,437
Take-Two Interactive Software, Inc. (a)	1,145,300	40,028
		598,646
TOTAL INFORMATION TECHNOLOGY		3,498,704
MATERIALS - 0.7%
Chemicals - 0.0%
Monsanto Co.	41,300	1,901
Syngenta AG sponsored ADR	44,400	944
		2,845
Containers & Packaging - 0.1%
Smurfit-Stone Container Corp. (a)	861,089	15,465
Metals & Mining - 0.6%
Arch Coal, Inc.	389,000	14,860
CONSOL Energy, Inc.	493,400	21,068
Massey Energy Co.	703,200	24,696
		60,624
TOTAL MATERIALS		78,934
TELECOMMUNICATION SERVICES - 0.6%
Wireless Telecommunication Services - 0.6%
Nextel Communications, Inc. Class A (a)	2,096,700	59,672
TOTAL COMMON STOCKS (Cost $9,476,076)		10,118,227
Preferred Stocks - 0.0%

Convertible Preferred Stocks - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (a)(f)	72,500	0
Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
Nonconvertible Preferred Stocks - 0.0%
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Geneprot, Inc. Series A (f)	664,000	$ 2,324
TOTAL PREFERRED STOCKS (Cost $4,740)		2,324
Convertible Bonds - 0.0%
	Principal Amount (000s)
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Micron Technology, Inc. 2.5% 2/1/10 (e)	$ 1,510	$ 1,705
TOTAL CONVERTIBLE BONDS (Cost $1,510)		1,705
Money Market Funds - 1.9%
	Shares
Fidelity Cash Central Fund, 1.98% (b)	157,323,805	157,324
Fidelity Securities Lending Cash Central Fund, 2% (b)(c)	38,627,859	38,628
TOTAL MONEY MARKET FUNDS (Cost $195,952)		195,952
TOTAL INVESTMENT PORTFOLIO - 99.4% (Cost $9,678,278)		10,318,208
NET OTHER ASSETS - 0.6%	64,701
NET ASSETS - 100%	$ 10,382,909
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,705,000 or 0.0% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,324,000 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies, Inc. Series E	9/19/00	$ 1,250
Geneprot, Inc. Series A	7/7/00	$ 3,652
Income Tax Information
At November 30, 2004, the fund had a capital loss carryforward of approximately $2,941,935,000 of which $705,959,000 and $2,235,976,000 will expire on November 30, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2004

Assets
Investment in securities, at value (including securities loaned of $36,753) (cost $9,678,278) - See accompanying schedule		$ 10,318,208
Foreign currency held at value (cost $6,910)		6,981
Receivable for investments sold		123,432
Receivable for fund shares sold		7,111
Dividends receivable		38,750
Interest receivable		166
Prepaid expenses		45
Receivable from investment adviser for expense reductions		42
Other affiliated receivables		41
Other receivables		1,590
Total assets		10,496,366

Liabilities
Payable for investments purchased	$ 36,948
Payable for fund shares redeemed	26,769
Accrued management fee	4,999
Distribution fees payable	3,630
Other affiliated payables	2,343
Other payables and accrued expenses	140
Collateral on securities loaned, at value	38,628
Total liabilities		113,457

Net Assets		$ 10,382,909
Net Assets consist of:
Paid in capital		$ 12,768,186
Accumulated net investment loss		(161)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,025,142)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		640,026
Net Assets		$ 10,382,909

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,127,485 ÷ 25,505.7 shares)	$ 44.21

Maximum offering price per share (100/94.25 of $44.21)	$ 46.91
Class T: Net Asset Value and redemption price per share ($5,055,374 ÷ 113,898 shares)	$ 44.39

Maximum offering price per share (100/96.50 of $44.39)	$ 46.00
Class B: Net Asset Value and offering price per share ($1,026,903 ÷ 24,502 shares)A	$ 41.91

Class C: Net Asset Value and offering price per share ($480,744 ÷ 11,298 shares)A	$ 42.55

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,692,403 ÷ 57,743 shares)	$ 46.63

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2004

Investment Income
Dividends		$ 88,677
Special Dividends		27,814
Interest		1,602
Security lending		495
Total income		118,588

Expenses
Management fee	$ 61,000
Transfer agent fees	25,395
Distribution fees	45,934
Accounting and security lending fees	1,365
Non-interested trustees' compensation	56
Appreciation in deferred trustee compensation account	10
Custodian fees and expenses	373
Registration fees	384
Audit	91
Legal	35
Interest	1
Miscellaneous	776
Total expenses before reductions	135,420
Expense reductions	(4,262)	131,158
Net investment income (loss)		(12,570)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	1,146,593
Foreign currency transactions	(15)
Total net realized gain (loss)		1,146,578
Change in net unrealized appreciation (depreciation) on: Investment securities	(898,145)
Assets and liabilities in foreign currencies	99
Total change in net unrealized appreciation (depreciation)		(898,046)
Net gain (loss)		248,532
Net increase (decrease) in net assets resulting from operations		$ 235,962

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2004	Year ended November 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (12,570)	$ (26,886)
Net realized gain (loss)	1,146,578	481,363
Change in net unrealized appreciation (depreciation)	(898,046)	1,059,934
Net increase (decrease) in net assets resulting from operations	235,962	1,514,411
Share transactions - net increase (decrease)	(216,535)	(113,922)
Total increase (decrease) in net assets	19,427	1,400,489

Net Assets
Beginning of period	10,363,482	8,962,993
End of period (including accumulated net investment loss of $161 and $0, respectively)	$ 10,382,909	$ 10,363,482

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 43.05	$ 36.42	$ 47.97	$ 62.16	$ 69.26
Income from Investment Operations
Net investment income (loss)C	-D,F	(.06)	(.12)	(.11)	(.26)
Net realized and unrealized gain (loss)	1.16	6.69	(11.43)	(10.63)	(1.18)
Total from investment operations	1.16	6.63	(11.55)	(10.74)	(1.44)
Distributions from net realized gain	-	-	-	(3.45)	(5.66)
Net asset value, end of period	$ 44.21	$ 43.05	$ 36.42	$ 47.97	$ 62.16
Total ReturnA, B	2.69%	18.20%	(24.08)%	(18.27)%	(2.63)%
Ratios to Average Net AssetsE
Expenses before expense reductions	1.15%	1.18%	1.20%	1.12%	1.08%
Expenses net of voluntary waivers, if any	1.15%	1.18%	1.20%	1.12%	1.08%
Expenses net of all reductions	1.11%	1.14%	1.12%	1.09%	1.06%
Net investment income (loss)	.01%	(.17)%	(.29)%	(.20)%	(.37)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,127	$ 770	$ 560	$ 613	$ 656
Portfolio turnover rate	75%	62%	93%	106%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.11 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 43.31	$ 36.71	$ 48.42	$ 62.88	$ 69.95
Income from Investment Operations
Net investment income (loss)C	(.08)D	(.13)	(.19)	(.20)	(.41)
Net realized and unrealized gain (loss)	1.16	6.73	(11.52)	(10.81)	(1.19)
Total from investment operations	1.08	6.60	(11.71)	(11.01)	(1.60)
Distributions from net realized gain	-	-	-	(3.45)	(5.47)
Net asset value, end of period	$ 44.39	$ 43.31	$ 36.71	$ 48.42	$ 62.88
Total ReturnA, B	2.49%	17.98%	(24.18)%	(18.51)%	(2.83)%
Ratios to Average Net AssetsE
Expenses before expense reductions	1.33%	1.36%	1.36%	1.29%	1.28%
Expenses net of voluntary waivers, if any	1.33%	1.36%	1.36%	1.29%	1.28%
Expenses net of all reductions	1.30%	1.32%	1.28%	1.26%	1.26%
Net investment income (loss)	(.18)%	(.35)%	(.45)%	(.37)%	(.57)%
Supplemental Data
Net assets, end of period (in millions)	$ 5,055	$ 5,425	$ 4,792	$ 7,120	$ 9,169
Portfolio turnover rate	75%	62%	93%	106%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.12 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 41.15	$ 35.08	$ 46.55	$ 60.93	$ 68.19
Income from Investment Operations
Net investment income (loss)C	(.33)D	(.33)	(.42)	(.50)	(.79)
Net realized and unrealized gain (loss)	1.09	6.40	(11.05)	(10.43)	(1.11)
Total from investment operations	.76	6.07	(11.47)	(10.93)	(1.90)
Distributions from net realized gain	-	-	-	(3.45)	(5.36)
Net asset value, end of period	$ 41.91	$ 41.15	$ 35.08	$ 46.55	$ 60.93
Total ReturnA, B	1.85%	17.30%	(24.64)%	(18.99)%	(3.37)%
Ratios to Average Net AssetsE
Expenses before expense reductions	2.02%	2.03%	1.99%	1.90%	1.84%
Expenses net of voluntary waivers, if any	1.95%	1.95%	1.95%	1.90%	1.84%
Expenses net of all reductions	1.92%	1.91%	1.88%	1.87%	1.83%
Net investment income (loss)	(.80)%	(.94)%	(1.05)%	(.98)%	(1.14)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,027	$ 1,205	$ 1,135	$ 1,775	$ 2,269
Portfolio turnover rate	75%	62%	93%	106%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.11 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 41.77	$ 35.61	$ 47.23	$ 61.75	$ 69.07
Income from Investment Operations
Net investment income (loss)C	(.33)D	(.34)	(.41)	(.47)	(.78)
Net realized and unrealized gain (loss)	1.11	6.50	(11.21)	(10.60)	(1.13)
Total from investment operations	.78	6.16	(11.62)	(11.07)	(1.91)
Distributions from net realized gain	-	-	-	(3.45)	(5.41)
Net asset value, end of period	$ 42.55	$ 41.77	$ 35.61	$ 47.23	$ 61.75
Total ReturnA, B	1.87%	17.30%	(24.60)%	(18.97)%	(3.34)%
Ratios to Average Net AssetsE
Expenses before expense reductions	1.93%	1.94%	1.92%	1.84%	1.81%
Expenses net of voluntary waivers, if any	1.93%	1.94%	1.92%	1.84%	1.81%
Expenses net of all reductions	1.90%	1.90%	1.85%	1.81%	1.80%
Net investment income (loss)	(.78)%	(.93)%	(1.02)%	(.92)%	(1.11)%
Supplemental Data
Net assets, end of period (in millions)	$ 481	$ 547	$ 504	$ 757	$ 901
Portfolio turnover rate	75%	62%	93%	106%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.11 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 45.24	$ 38.11	$ 49.97	$ 64.43	$ 71.49
Income from Investment Operations
Net investment income (loss)B	.18C	.10	.06	.09	(.05)
Net realized and unrealized gain (loss)	1.21	7.03	(11.92)	(11.10)	(1.24)
Total from investment operations	1.39	7.13	(11.86)	(11.01)	(1.29)
Distributions from net realized gain	-	-	-	(3.45)	(5.77)
Net asset value, end of period	$ 46.63	$ 45.24	$ 38.11	$ 49.97	$ 64.43
Total ReturnA	3.07%	18.71%	(23.73)%	(18.04)%	(2.33)%
Ratios to Average Net AssetsD
Expenses before expense reductions	.76%	.76%	.76%	.75%	.77%
Expenses net of voluntary waivers, if any	.76%	.76%	.76%	.75%	.77%
Expenses net of all reductions	.73%	.72%	.68%	.72%	.75%
Net investment income (loss)	.39%	.25%	.15%	.17%	(.06)%
Supplemental Data
Net assets, end of period (in millions)	$ 2,692	$ 2,417	$ 1,972	$ 1,941	$ 1,745
Portfolio turnover rate	75%	62%	93%	106%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.12 per share.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Equity Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as

Annual Report

1. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,157,114
Unrealized depreciation	(600,294)
Net unrealized appreciation (depreciation)	556,820
Capital loss carryforward	(2,941,935)

Cost for federal income tax purposes	$ 9,761,388

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Repurchase Agreements - continued

of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $7,838,018 and $8,222,817, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 2,344	$ 15
Class T	.25%	.25%	26,867	199
Class B	.75%	.25%	11,392	8,547
Class C	.75%	.25%	5,331	602
			$ 45,934	$ 9,363

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 354
Class T	217
Class B*	2,576
Class C*	44
$ 3,191

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 2,722.29
Class T	12,137.23
Class B	4,678.41
Class C	1,716.32
Institutional Class	4,142.16
	$ 25,395

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees - continued

the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,550 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $641 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. At period end, there were no interfund loans outstanding. The fund's activity in this program during the period was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 43,468	1.14%	$ 1

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund

Annual Report

6. Security Lending - continued

and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class B	1.95%	$ 754

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $3,506 for the period. In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody by $1. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 1

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2004	2003	2004	2003
Class A
Shares sold	13,304	6,646	$ 581,951	$ 249,618
Shares redeemed	(5,676)	(4,154)	(247,356)	(152,760)
Net increase (decrease)	7,628	2,492	$ 334,595	$ 96,858
Class T
Shares sold	26,777	30,932	$ 1,186,255	$ 1,159,909
Shares redeemed	(38,146)	(36,220)	(1,674,324)	(1,323,336)
Net increase (decrease)	(11,369)	(5,288)	$ (488,069)	$ (163,427)
Class B
Shares sold	1,609	2,472	$ 67,809	$ 88,410
Shares redeemed	(6,380)	(5,556)	(264,087)	(191,338)
Net increase (decrease)	(4,771)	(3,084)	$ (196,278)	$ (102,928)
Class C
Shares sold	2,102	2,439	$ 89,590	$ 89,051
Shares redeemed	(3,891)	(3,501)	(162,945)	(123,381)
Net increase (decrease)	(1,789)	(1,062)	$ (73,355)	$ (34,330)
Institutional Class
Shares sold	19,313	21,752	$ 893,697	$ 832,963
Shares redeemed	(14,999)	(20,057)	(687,125)	(743,058)
Net increase (decrease)	4,314	1,695	$ 206,572	$ 89,905

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Growth Fund (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Growth Fund as of November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 11, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Equity Growth (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Trustee of Fidelity Advisor Series I. Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr.Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Trustee of Fidelity Advisor Series I. Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

John B. McDowell (46)

Year of Election or Appointment: 2002

Vice President of Advisor Equity Growth. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Jennifer S. Uhrig (43)

Year of Election or Appointment: 1997

Vice President of Advisor Equity Growth. Ms. Uhrig serves as Vice President of another fund advised by FMR. Ms. Uhrig also serves as Vice President of FMR and FMR Co., Inc. (2001).

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor Equity Growth. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Equity Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Equity Growth. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Equity Growth. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Equity Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Equity Growth. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Equity Growth. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1986 Assistant Treasurer of Advisor Equity Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Equity Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Equity Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Equity Growth. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Equity Growth. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 17, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	16,294,841,572.46	67.846
Against	4,036,653,996.81	16.807
Abstain	993,877,882.58	4.139
Broker Non-Votes	2,691,734,610.28	11.208
TOTAL	24,017,108,062.13	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	22,840,552,929.63	95.101
Withheld	1,176,555,132.50	4.899
TOTAL	24,017,108,062.13	100.000
Ralph F. Cox
Affirmative	22,814,730,343.25	94.994
Withheld	1,202,377,718.88	5.006
TOTAL	24,017,108,062.13	100.000
Laura B. Cronin
Affirmative	22,827,669,460.37	95.048
Withheld	1,189,438,601.76	4.952
TOTAL	24,017,108,062.13	100.000
Robert M. Gates
Affirmative	22,832,759,061.32	95.069
Withheld	1,184,349,000.81	4.931
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
George H. Heilmeier
Affirmative	22,837,906,059.00	95.090
Withheld	1,179,202,003.13	4.910
TOTAL	24,017,108,062.13	100.000
Abigail P. Johnson
Affirmative	22,819,456,149.99	95.013
Withheld	1,197,651,912.14	4.987
TOTAL	24,017,108,062.13	100.000
Edward C. Johnson 3d
Affirmative	22,810,259,696.01	94.975
Withheld	1,206,848,366.12	5.025
TOTAL	24,017,108,062.13	100.000
Donald J. Kirk
Affirmative	22,822,861,358.25	95.028
Withheld	1,194,246,703.88	4.972
TOTAL	24,017,108,062.13	100.000
Marie L. Knowles
Affirmative	22,840,012,715.43	95.099
Withheld	1,177,095,346.70	4.901
TOTAL	24,017,108,062.13	100.000
Ned C. Lautenbach
Affirmative	22,844,948,054.36	95.119
Withheld	1,172,160,007.77	4.881
TOTAL	24,017,108,062.13	100.000
Marvin L. Mann
Affirmative	22,823,351,253.51	95.030
Withheld	1,193,756,808.62	4.970
TOTAL	24,017,108,062.13	100.000
William O. McCoy
Affirmative	22,824,777,791.95	95.035
Withheld	1,192,330,270.18	4.965
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	22,847,253,473.29	95.129
Withheld	1,169,854,588.84	4.871
TOTAL	24,017,108,062.13	100.000
William S. Stavropoulos
Affirmative	22,836,942,275.18	95.086
Withheld	1,180,165,786.95	4.914
TOTAL	24,017,108,062.13	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

EPG-UANN-0105
1.786679.101

Fidelity® Advisor

Equity Growth

Fund - Institutional Class

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	21	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	30	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	38
Trustees and Officers	39
Proxy Voting Results	49

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2004	Past 1 year	Past 5 years	Past 10 years
Institutional Class	3.07%	-5.67%	10.29%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Growth Fund - Institutional Class on November 30, 1994. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jennifer Uhrig, Portfolio Manager of Fidelity® Advisor Equity Growth Fund

Despite surging oil prices, a struggling job market and four interest rate hikes in a five-month span, U.S. equity markets posted solid results for the 12-month period ending November 30, 2004, and were closing in on a second straight year in the black. There was great disparity in the market during the past year. For instance, value stocks trounced their growth counterparts during the period. To illustrate, the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, small- and mid-cap stocks vastly outperformed larger-cap stocks. Energy was the best-performing sector of the market, propelled by a spike in oil prices. Conversely, technology stocks dipped lower in response to a slowdown in corporate capital spending. For the 12-month period overall, the Standard & Poor's 500SM Index returned 12.86% - slightly above its historical average. Elsewhere, the Dow Jones Industrial AverageSM rose 8.85% and the tech-heavy NASDAQ Composite® Index advanced 7.50%.

For the 12 months that ended on November 30, 2004, Fidelity Advisor Equity Growth Fund's Institutional Class shares returned 3.07%, while the Russell 3000® Growth Index gained 6.24% and the LipperSM Growth Funds Average returned 9.52%. The fund's large overweighting relative to the index in the semiconductor industry accounted for most of the drag on performance. Capacity outgrew demand for semiconductors during the period, which compressed the earnings and stock prices of many companies within the group, including fund holdings Agere Systems and Intersil, as well as Synopsys, which makes software for designing chips. An underweighting in General Electric, which saw improvements in key businesses during the period, hurt performance as well, as did the fund's focus on large-cap growth companies at a time when smaller-cap, value-oriented stocks were generally performing better. On the positive side, wireless communications stocks, such as Ericsson and QUALCOMM, and energy services companies, such as Halliburton, helped boost relative performance. I sold the Ericsson position to lock in profits.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class A
Actual	$ 1,000.00	$ 1,002.30	$ 5.76
HypotheticalA	$ 1,000.00	$ 1,019.18	$ 5.82
Class T
Actual	$ 1,000.00	$ 1,001.10	$ 6.70
HypotheticalA	$ 1,000.00	$ 1,018.22	$ 6.78
Class B
Actual	$ 1,000.00	$ 998.10	$ 9.74
HypotheticalA	$ 1,000.00	$ 1,015.13	$ 9.87
Class C
Actual	$ 1,000.00	$ 998.10	$ 9.69
HypotheticalA	$ 1,000.00	$ 1,015.18	$ 9.82
Institutional Class
Actual	$ 1,000.00	$ 1,004.10	$ 3.86
HypotheticalA	$ 1,000.00	$ 1,021.10	$ 3.90

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.15%
Class T	1.34%
Class B	1.95%
Class C	1.94%
Institutional Class	.77%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Johnson & Johnson	2.7	1.8
Pfizer, Inc.	2.7	5.0
Microsoft Corp.	2.5	2.7
Intel Corp.	2.5	2.2
Wal-Mart Stores, Inc.	2.4	0.9
Cisco Systems, Inc.	2.2	2.2
Dell, Inc.	2.1	1.9
Home Depot, Inc.	1.9	1.6
General Electric Co.	1.8	1.1
American International Group, Inc.	1.7	1.6
	22.5
Top Five Market Sectors as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	33.7	40.0
Health Care	19.1	20.3
Consumer Discretionary	12.5	11.0
Industrials	10.9	7.3
Financials	9.0	9.4
Asset Allocation (% of fund's net assets)
As of November 30, 2004*		As of May 31, 2004**
	Stocks 97.5%		Stocks 98.4%
	Short-Term Investments and Net Other Assets 2.5%		Short-Term Investments and Net Other Assets 1.6%
* Foreign investments	8.4%	** Foreign investments	11.4%

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 12.5%
Automobiles - 0.2%
Harley-Davidson, Inc.	419,400	$ 24,250
Hotels, Restaurants & Leisure - 1.6%
Carnival Corp. unit	426,700	22,619
Hilton Group PLC	1,949,830	9,619
McDonald's Corp.	1,506,000	46,294
Rank Group PLC	2,935,605	17,020
Royal Caribbean Cruises Ltd.	444,200	22,077
Starbucks Corp. (a)	836,600	47,067
		164,696
Household Durables - 0.1%
Tempur-Pedic International, Inc.	467,200	9,059
Internet & Catalog Retail - 1.5%
eBay, Inc. (a)	1,038,700	116,802
IAC/InterActiveCorp (a)	1,596,916	39,428
		156,230
Media - 3.1%
E.W. Scripps Co. Class A	881,400	41,197
Fox Entertainment Group, Inc. Class A (a)	1,603,600	47,146
Getty Images, Inc. (a)	173,300	10,095
Lamar Advertising Co. Class A (a)	1,221,200	48,164
News Corp.:
Class A	645,422	11,418
Class B	1,178,400	21,317
Pixar (a)	279,384	25,332
SBS Broadcasting SA (a)	195,500	6,731
The DIRECTV Group, Inc. (a)	1,076,300	17,210
Univision Communications, Inc. Class A (a)	1,188,500	35,774
Viacom, Inc. Class B (non-vtg.)	62,985	2,186
Walt Disney Co.	2,226,600	59,851
		326,421
Multiline Retail - 1.6%
Dollar Tree Stores, Inc. (a)	1,309,400	36,441
Family Dollar Stores, Inc.	739,600	21,670
Fred's, Inc. Class A (d)	995,056	17,244
Kohl's Corp. (a)	312,600	14,430
Nordstrom, Inc.	765,300	33,482
Saks, Inc.	2,965,200	41,246
		164,513
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 4.0%
Bed Bath & Beyond, Inc. (a)	796,400	$ 31,799
Best Buy Co., Inc.	578,800	32,633
Circuit City Stores, Inc.	1,053,400	16,423
Foot Locker, Inc.	1,349,920	35,071
Home Depot, Inc.	4,726,050	197,313
RadioShack Corp.	312,800	9,875
Staples, Inc.	1,582,700	50,504
Weight Watchers International, Inc. (a)(d)	907,400	35,978
		409,596
Textiles, Apparel & Luxury Goods - 0.4%
NIKE, Inc. Class B	460,600	38,994
TOTAL CONSUMER DISCRETIONARY		1,293,759
CONSUMER STAPLES - 6.5%
Beverages - 1.6%
PepsiCo, Inc.	3,136,285	156,532
The Coca-Cola Co.	255,400	10,040
		166,572
Food & Staples Retailing - 2.7%
Wal-Mart Stores, Inc.	4,821,500	251,007
Walgreen Co.	924,500	35,297
		286,304
Food Products - 0.7%
Archer-Daniels-Midland Co.	1,362,500	28,885
Bunge Ltd.	724,900	38,217
Corn Products International, Inc.	26,000	1,415
		68,517
Household Products - 1.1%
Procter & Gamble Co.	2,095,880	112,088
Personal Products - 0.4%
Gillette Co.	995,600	43,299
TOTAL CONSUMER STAPLES		676,780
ENERGY - 4.5%
Energy Equipment & Services - 4.1%
Baker Hughes, Inc.	1,852,730	82,132
BJ Services Co.	252,840	12,811
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Equipment & Services - continued
Halliburton Co.	2,822,800	$ 116,723
National-Oilwell, Inc. (a)	957,600	34,665
Schlumberger Ltd. (NY Shares)	1,558,700	102,297
Smith International, Inc. (a)	450,700	27,299
Transocean, Inc. (a)	324,400	13,064
Weatherford International Ltd. (a)	649,000	34,644
		423,635
Oil & Gas - 0.4%
Noble Energy, Inc.	137,000	8,739
Premcor, Inc.	385,200	17,161
Valero Energy Corp.	364,600	17,060
		42,960
TOTAL ENERGY		466,595
FINANCIALS - 9.0%
Capital Markets - 1.6%
Ameritrade Holding Corp. (a)	1,687,200	23,503
E*TRADE Financial Corp. (a)	2,646,200	36,676
Goldman Sachs Group, Inc.	533,200	55,858
Lehman Brothers Holdings, Inc.	125,400	10,506
Morgan Stanley	302,600	15,357
Nomura Holdings, Inc.	1,840,000	25,650
		167,550
Commercial Banks - 1.2%
Bank of America Corp.	1,584,200	73,301
UCBH Holdings, Inc.	1,014,300	45,988
		119,289
Consumer Finance - 2.5%
American Express Co.	2,392,512	133,287
Capital One Financial Corp.	611,800	48,075
MBNA Corp.	2,852,770	75,770
		257,132
Diversified Financial Services - 0.8%
Citigroup, Inc.	796,823	35,658
J.P. Morgan Chase & Co.	1,366,764	51,459
		87,117
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - 2.2%
AFLAC, Inc.	771,800	$ 29,035
American International Group, Inc.	2,730,699	172,990
XL Capital Ltd. Class A	364,300	27,454
		229,479
Thrifts & Mortgage Finance - 0.7%
Fannie Mae	897,600	61,665
New York Community Bancorp, Inc.	471,200	9,320
		70,985
TOTAL FINANCIALS		931,552
HEALTH CARE - 19.1%
Biotechnology - 3.7%
Biogen Idec, Inc. (a)	840,100	49,297
Cephalon, Inc. (a)	933,400	44,365
CSL Ltd.	927,522	19,041
Eyetech Pharmaceuticals, Inc. (d)	387,900	15,640
Genentech, Inc. (a)	1,922,100	92,741
Genzyme Corp. - General Division (a)	584,500	32,738
ImClone Systems, Inc. (a)	738,300	31,171
MedImmune, Inc. (a)	521,700	13,877
Millennium Pharmaceuticals, Inc. (a)	2,749,871	34,703
ONYX Pharmaceuticals, Inc. (a)	511,400	15,997
QLT, Inc. (a)(d)	404,200	6,551
Tanox, Inc. (a)	1,042,800	14,443
Telik, Inc. (a)	483,500	9,240
		379,804
Health Care Equipment & Supplies - 4.5%
Alcon, Inc.	703,400	52,417
Baxter International, Inc.	2,412,600	76,359
Beckman Coulter, Inc.	247,600	16,208
Becton, Dickinson & Co.	1,045,600	57,278
C.R. Bard, Inc.	381,000	22,826
Dade Behring Holdings, Inc. (a)	505,000	27,113
IDEXX Laboratories, Inc. (a)	133,500	6,889
Medtronic, Inc.	1,867,000	89,709
Ocular Sciences, Inc. (a)	322,600	15,586
St. Jude Medical, Inc. (a)	787,400	30,031
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Thermo Electron Corp. (a)	666,000	$ 20,147
Waters Corp. (a)	1,109,900	51,788
		466,351
Health Care Providers & Services - 0.9%
McKesson Corp.	564,700	16,687
UnitedHealth Group, Inc.	918,700	76,114
		92,801
Pharmaceuticals - 10.0%
Abbott Laboratories	1,954,300	82,002
Allergan, Inc.	695,650	51,130
Barr Pharmaceuticals, Inc. (a)	1,103,203	43,080
Elan Corp. PLC sponsored ADR (a)(d)	1,200,500	31,693
Eli Lilly & Co.	380,330	20,283
Johnson & Johnson	4,644,480	280,149
Pfizer, Inc.	10,039,765	278,804
Roche Holding AG (participation certificate)	323,738	34,079
Schering-Plough Corp.	6,276,900	112,043
Wyeth	2,710,460	108,066
		1,041,329
TOTAL HEALTH CARE		1,980,285
INDUSTRIALS - 10.9%
Aerospace & Defense - 3.6%
Bombardier, Inc. Class B (sub. vtg.)	8,513,600	16,511
EADS NV	1,782,000	53,890
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	1,572,700	43,988
General Dynamics Corp.	371,300	40,234
Goodrich Corp.	1,147,520	36,434
Honeywell International, Inc.	320,300	11,316
Lockheed Martin Corp.	1,109,680	67,513
Precision Castparts Corp.	561,926	36,435
The Boeing Co.	1,287,900	68,993
		375,314
Air Freight & Logistics - 1.6%
EGL, Inc. (a)	159,800	5,392
FedEx Corp.	389,900	37,052
Forward Air Corp. (a)	114,200	5,293
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Air Freight & Logistics - continued
United Parcel Service, Inc. Class B	1,339,000	$ 112,677
UTI Worldwide, Inc.	151,800	10,464
		170,878
Commercial Services & Supplies - 0.9%
Apollo Group, Inc. Class A (a)	487,900	38,886
Herman Miller, Inc.	440,200	10,813
Robert Half International, Inc.	1,516,400	40,988
		90,687
Electrical Equipment - 0.0%
Aura Systems, Inc. warrants 5/31/05 (a)	37	0
Industrial Conglomerates - 3.5%
3M Co.	1,363,900	108,553
General Electric Co.	5,305,770	187,612
Siemens AG sponsored ADR	449,800	35,903
Tyco International Ltd.	961,700	32,669
		364,737
Machinery - 0.3%
Joy Global, Inc.	663,149	26,984
Road & Rail - 1.0%
Burlington Northern Santa Fe Corp.	750,000	33,780
Norfolk Southern Corp.	969,100	33,269
Union Pacific Corp.	566,300	35,926
		102,975
Trading Companies & Distributors - 0.0%
UAP Holding Corp.	22,700	371
TOTAL INDUSTRIALS		1,131,946
INFORMATION TECHNOLOGY - 33.7%
Communications Equipment - 8.3%
Alvarion Ltd. (a)	915,600	13,432
Andrew Corp. (a)	1,911,000	27,136
Avaya, Inc. (a)	3,342,102	54,877
Cisco Systems, Inc. (a)	12,397,700	231,961
Extreme Networks, Inc. (a)	2,098,700	14,334
F5 Networks, Inc. (a)	378,700	16,303
Foundry Networks, Inc. (a)	1,847,300	24,661
Harris Corp.	1,217,200	80,566
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Juniper Networks, Inc. (a)	2,775,000	$ 76,396
Motorola, Inc.	6,118,050	117,834
QUALCOMM, Inc.	4,096,300	170,488
Research In Motion Ltd. (a)	433,010	38,268
		866,256
Computers & Peripherals - 6.2%
Apple Computer, Inc. (a)	190,000	12,740
Brocade Communications Systems, Inc. (a)	3,138,700	21,751
Dell, Inc. (a)	5,468,740	221,593
EMC Corp. (a)	5,740,400	77,036
International Business Machines Corp.	1,190,630	112,205
Lexmark International, Inc. Class A (a)	735,100	62,410
Network Appliance, Inc. (a)	1,352,408	40,789
QLogic Corp. (a)	416,700	14,330
Quanta Computer, Inc.	13,848,869	22,573
Sun Microsystems, Inc. (a)	8,440,541	46,845
UNOVA, Inc. (a)	716,886	15,886
		648,158
Electronic Equipment & Instruments - 1.7%
Amphenol Corp. Class A (a)	537,118	18,858
Arrow Electronics, Inc. (a)	890,100	21,834
Hon Hai Precision Industries Co. Ltd.	6,765,442	27,305
Mettler-Toledo International, Inc. (a)	463,900	23,937
Molex, Inc.	741,200	20,435
National Instruments Corp.	1,284,289	36,731
Solectron Corp. (a)	4,500,600	28,129
		177,229
Internet Software & Services - 0.9%
Google, Inc. Class A	164,100	30,030
Yahoo!, Inc. (a)	1,724,896	64,891
		94,921
IT Services - 1.1%
BearingPoint, Inc. (a)	3,197,954	27,822
First Data Corp.	2,160,600	88,779
		116,601
Office Electronics - 0.1%
Zebra Technologies Corp. Class A (a)	119,400	6,003
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 9.6%
Agere Systems, Inc.:
Class A (a)	8,747,650	$ 11,984
Class B (a)	7,123,641	9,688
Altera Corp. (a)	2,251,400	51,062
Analog Devices, Inc.	1,464,400	54,110
Applied Materials, Inc. (a)	1,565,900	26,057
ASML Holding NV (NY Shares) (a)	2,680,124	40,872
Fairchild Semiconductor International, Inc. (a)	1,611,800	24,661
Freescale Semiconductor, Inc. Class A	3,195,800	56,438
Integrated Circuit Systems, Inc. (a)	1,614,241	38,161
Intel Corp.	11,512,200	257,298
International Rectifier Corp. (a)	515,400	21,822
Intersil Corp. Class A	3,059,636	49,260
KLA-Tencor Corp. (a)	515,200	23,215
Lam Research Corp. (a)	1,108,500	28,832
Marvell Technology Group Ltd. (a)	25,700	824
MediaTek, Inc.	2,788,268	17,919
Microchip Technology, Inc.	1,219,900	34,377
ON Semiconductor Corp. (a)	3,202,200	11,688
PMC-Sierra, Inc. (a)	3,420,600	37,763
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	5,598,950	44,624
Teradyne, Inc. (a)	1,329,500	22,681
Texas Instruments, Inc.	1,523,300	36,833
Tokyo Electron Ltd.	396,800	21,866
United Microelectronics Corp. sponsored ADR (d)	6,444,665	22,556
Xilinx, Inc.	1,483,000	46,299
		990,890
Software - 5.8%
Adobe Systems, Inc.	225,680	13,667
Cadence Design Systems, Inc. (a)	3,362,100	46,195
Macrovision Corp. (a)	75,546	2,006
Microsoft Corp.	9,628,744	258,147
Novell, Inc. (a)	4,670,874	28,492
Oracle Corp. (a)	7,817,109	98,965
Red Hat, Inc. (a)	762,200	11,037
SAP AG sponsored ADR	1,296,000	57,672
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Symantec Corp. (a)	665,047	$ 42,437
Take-Two Interactive Software, Inc. (a)	1,145,300	40,028
		598,646
TOTAL INFORMATION TECHNOLOGY		3,498,704
MATERIALS - 0.7%
Chemicals - 0.0%
Monsanto Co.	41,300	1,901
Syngenta AG sponsored ADR	44,400	944
		2,845
Containers & Packaging - 0.1%
Smurfit-Stone Container Corp. (a)	861,089	15,465
Metals & Mining - 0.6%
Arch Coal, Inc.	389,000	14,860
CONSOL Energy, Inc.	493,400	21,068
Massey Energy Co.	703,200	24,696
		60,624
TOTAL MATERIALS		78,934
TELECOMMUNICATION SERVICES - 0.6%
Wireless Telecommunication Services - 0.6%
Nextel Communications, Inc. Class A (a)	2,096,700	59,672
TOTAL COMMON STOCKS (Cost $9,476,076)		10,118,227
Preferred Stocks - 0.0%

Convertible Preferred Stocks - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (a)(f)	72,500	0
Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
Nonconvertible Preferred Stocks - 0.0%
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Geneprot, Inc. Series A (f)	664,000	$ 2,324
TOTAL PREFERRED STOCKS (Cost $4,740)		2,324
Convertible Bonds - 0.0%
	Principal Amount (000s)
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Micron Technology, Inc. 2.5% 2/1/10 (e)	$ 1,510	$ 1,705
TOTAL CONVERTIBLE BONDS (Cost $1,510)		1,705
Money Market Funds - 1.9%
	Shares
Fidelity Cash Central Fund, 1.98% (b)	157,323,805	157,324
Fidelity Securities Lending Cash Central Fund, 2% (b)(c)	38,627,859	38,628
TOTAL MONEY MARKET FUNDS (Cost $195,952)		195,952
TOTAL INVESTMENT PORTFOLIO - 99.4% (Cost $9,678,278)		10,318,208
NET OTHER ASSETS - 0.6%	64,701
NET ASSETS - 100%	$ 10,382,909
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,705,000 or 0.0% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,324,000 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies, Inc. Series E	9/19/00	$ 1,250
Geneprot, Inc. Series A	7/7/00	$ 3,652
Income Tax Information
At November 30, 2004, the fund had a capital loss carryforward of approximately $2,941,935,000 of which $705,959,000 and $2,235,976,000 will expire on November 30, 2009 and 2010, respectively.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2004

Assets
Investment in securities, at value (including securities loaned of $36,753) (cost $9,678,278) - See accompanying schedule		$ 10,318,208
Foreign currency held at value (cost $6,910)		6,981
Receivable for investments sold		123,432
Receivable for fund shares sold		7,111
Dividends receivable		38,750
Interest receivable		166
Prepaid expenses		45
Receivable from investment adviser for expense reductions		42
Other affiliated receivables		41
Other receivables		1,590
Total assets		10,496,366

Liabilities
Payable for investments purchased	$ 36,948
Payable for fund shares redeemed	26,769
Accrued management fee	4,999
Distribution fees payable	3,630
Other affiliated payables	2,343
Other payables and accrued expenses	140
Collateral on securities loaned, at value	38,628
Total liabilities		113,457

Net Assets		$ 10,382,909
Net Assets consist of:
Paid in capital		$ 12,768,186
Accumulated net investment loss		(161)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,025,142)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		640,026
Net Assets		$ 10,382,909

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,127,485 ÷ 25,505.7 shares)	$ 44.21

Maximum offering price per share (100/94.25 of $44.21)	$ 46.91
Class T: Net Asset Value and redemption price per share ($5,055,374 ÷ 113,898 shares)	$ 44.39

Maximum offering price per share (100/96.50 of $44.39)	$ 46.00
Class B: Net Asset Value and offering price per share ($1,026,903 ÷ 24,502 shares)A	$ 41.91

Class C: Net Asset Value and offering price per share ($480,744 ÷ 11,298 shares)A	$ 42.55

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,692,403 ÷ 57,743 shares)	$ 46.63

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands	Year ended November 30, 2004

Investment Income
Dividends		$ 88,677
Special Dividends		27,814
Interest		1,602
Security lending		495
Total income		118,588

Expenses
Management fee	$ 61,000
Transfer agent fees	25,395
Distribution fees	45,934
Accounting and security lending fees	1,365
Non-interested trustees' compensation	56
Appreciation in deferred trustee compensation account	10
Custodian fees and expenses	373
Registration fees	384
Audit	91
Legal	35
Interest	1
Miscellaneous	776
Total expenses before reductions	135,420
Expense reductions	(4,262)	131,158
Net investment income (loss)		(12,570)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	1,146,593
Foreign currency transactions	(15)
Total net realized gain (loss)		1,146,578
Change in net unrealized appreciation (depreciation) on: Investment securities	(898,145)
Assets and liabilities in foreign currencies	99
Total change in net unrealized appreciation (depreciation)		(898,046)
Net gain (loss)		248,532
Net increase (decrease) in net assets resulting from operations		$ 235,962

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2004	Year ended November 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (12,570)	$ (26,886)
Net realized gain (loss)	1,146,578	481,363
Change in net unrealized appreciation (depreciation)	(898,046)	1,059,934
Net increase (decrease) in net assets resulting from operations	235,962	1,514,411
Share transactions - net increase (decrease)	(216,535)	(113,922)
Total increase (decrease) in net assets	19,427	1,400,489

Net Assets
Beginning of period	10,363,482	8,962,993
End of period (including accumulated net investment loss of $161 and $0, respectively)	$ 10,382,909	$ 10,363,482

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 43.05	$ 36.42	$ 47.97	$ 62.16	$ 69.26
Income from Investment Operations
Net investment income (loss)C	-D,F	(.06)	(.12)	(.11)	(.26)
Net realized and unrealized gain (loss)	1.16	6.69	(11.43)	(10.63)	(1.18)
Total from investment operations	1.16	6.63	(11.55)	(10.74)	(1.44)
Distributions from net realized gain	-	-	-	(3.45)	(5.66)
Net asset value, end of period	$ 44.21	$ 43.05	$ 36.42	$ 47.97	$ 62.16
Total ReturnA, B	2.69%	18.20%	(24.08)%	(18.27)%	(2.63)%
Ratios to Average Net AssetsE
Expenses before expense reductions	1.15%	1.18%	1.20%	1.12%	1.08%
Expenses net of voluntary waivers, if any	1.15%	1.18%	1.20%	1.12%	1.08%
Expenses net of all reductions	1.11%	1.14%	1.12%	1.09%	1.06%
Net investment income (loss)	.01%	(.17)%	(.29)%	(.20)%	(.37)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,127	$ 770	$ 560	$ 613	$ 656
Portfolio turnover rate	75%	62%	93%	106%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.11 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 43.31	$ 36.71	$ 48.42	$ 62.88	$ 69.95
Income from Investment Operations
Net investment income (loss)C	(.08)D	(.13)	(.19)	(.20)	(.41)
Net realized and unrealized gain (loss)	1.16	6.73	(11.52)	(10.81)	(1.19)
Total from investment operations	1.08	6.60	(11.71)	(11.01)	(1.60)
Distributions from net realized gain	-	-	-	(3.45)	(5.47)
Net asset value, end of period	$ 44.39	$ 43.31	$ 36.71	$ 48.42	$ 62.88
Total ReturnA, B	2.49%	17.98%	(24.18)%	(18.51)%	(2.83)%
Ratios to Average Net AssetsE
Expenses before expense reductions	1.33%	1.36%	1.36%	1.29%	1.28%
Expenses net of voluntary waivers, if any	1.33%	1.36%	1.36%	1.29%	1.28%
Expenses net of all reductions	1.30%	1.32%	1.28%	1.26%	1.26%
Net investment income (loss)	(.18)%	(.35)%	(.45)%	(.37)%	(.57)%
Supplemental Data
Net assets, end of period (in millions)	$ 5,055	$ 5,425	$ 4,792	$ 7,120	$ 9,169
Portfolio turnover rate	75%	62%	93%	106%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.12 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 41.15	$ 35.08	$ 46.55	$ 60.93	$ 68.19
Income from Investment Operations
Net investment income (loss)C	(.33)D	(.33)	(.42)	(.50)	(.79)
Net realized and unrealized gain (loss)	1.09	6.40	(11.05)	(10.43)	(1.11)
Total from investment operations	.76	6.07	(11.47)	(10.93)	(1.90)
Distributions from net realized gain	-	-	-	(3.45)	(5.36)
Net asset value, end of period	$ 41.91	$ 41.15	$ 35.08	$ 46.55	$ 60.93
Total ReturnA, B	1.85%	17.30%	(24.64)%	(18.99)%	(3.37)%
Ratios to Average Net AssetsE
Expenses before expense reductions	2.02%	2.03%	1.99%	1.90%	1.84%
Expenses net of voluntary waivers, if any	1.95%	1.95%	1.95%	1.90%	1.84%
Expenses net of all reductions	1.92%	1.91%	1.88%	1.87%	1.83%
Net investment income (loss)	(.80)%	(.94)%	(1.05)%	(.98)%	(1.14)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,027	$ 1,205	$ 1,135	$ 1,775	$ 2,269
Portfolio turnover rate	75%	62%	93%	106%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.11 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 41.77	$ 35.61	$ 47.23	$ 61.75	$ 69.07
Income from Investment Operations
Net investment income (loss)C	(.33)D	(.34)	(.41)	(.47)	(.78)
Net realized and unrealized gain (loss)	1.11	6.50	(11.21)	(10.60)	(1.13)
Total from investment operations	.78	6.16	(11.62)	(11.07)	(1.91)
Distributions from net realized gain	-	-	-	(3.45)	(5.41)
Net asset value, end of period	$ 42.55	$ 41.77	$ 35.61	$ 47.23	$ 61.75
Total ReturnA, B	1.87%	17.30%	(24.60)%	(18.97)%	(3.34)%
Ratios to Average Net AssetsE
Expenses before expense reductions	1.93%	1.94%	1.92%	1.84%	1.81%
Expenses net of voluntary waivers, if any	1.93%	1.94%	1.92%	1.84%	1.81%
Expenses net of all reductions	1.90%	1.90%	1.85%	1.81%	1.80%
Net investment income (loss)	(.78)%	(.93)%	(1.02)%	(.92)%	(1.11)%
Supplemental Data
Net assets, end of period (in millions)	$ 481	$ 547	$ 504	$ 757	$ 901
Portfolio turnover rate	75%	62%	93%	106%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.11 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 45.24	$ 38.11	$ 49.97	$ 64.43	$ 71.49
Income from Investment Operations
Net investment income (loss)B	.18C	.10	.06	.09	(.05)
Net realized and unrealized gain (loss)	1.21	7.03	(11.92)	(11.10)	(1.24)
Total from investment operations	1.39	7.13	(11.86)	(11.01)	(1.29)
Distributions from net realized gain	-	-	-	(3.45)	(5.77)
Net asset value, end of period	$ 46.63	$ 45.24	$ 38.11	$ 49.97	$ 64.43
Total ReturnA	3.07%	18.71%	(23.73)%	(18.04)%	(2.33)%
Ratios to Average Net AssetsD
Expenses before expense reductions	.76%	.76%	.76%	.75%	.77%
Expenses net of voluntary waivers, if any	.76%	.76%	.76%	.75%	.77%
Expenses net of all reductions	.73%	.72%	.68%	.72%	.75%
Net investment income (loss)	.39%	.25%	.15%	.17%	(.06)%
Supplemental Data
Net assets, end of period (in millions)	$ 2,692	$ 2,417	$ 1,972	$ 1,941	$ 1,745
Portfolio turnover rate	75%	62%	93%	106%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.12 per share.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Equity Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as

Annual Report

1. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,157,114
Unrealized depreciation	(600,294)
Net unrealized appreciation (depreciation)	556,820
Capital loss carryforward	(2,941,935)

Cost for federal income tax purposes	$ 9,761,388

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Repurchase Agreements - continued

of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $7,838,018 and $8,222,817, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 2,344	$ 15
Class T	.25%	.25%	26,867	199
Class B	.75%	.25%	11,392	8,547
Class C	.75%	.25%	5,331	602
			$ 45,934	$ 9,363

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 354
Class T	217
Class B*	2,576
Class C*	44
$ 3,191

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 2,722.29
Class T	12,137.23
Class B	4,678.41
Class C	1,716.32
Institutional Class	4,142.16
	$ 25,395

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees - continued

the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,550 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $641 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. At period end, there were no interfund loans outstanding. The fund's activity in this program during the period was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 43,468	1.14%	$ 1

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund

Annual Report

6. Security Lending - continued

and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class B	1.95%	$ 754

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $3,506 for the period. In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody by $1. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 1

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2004	2003	2004	2003
Class A
Shares sold	13,304	6,646	$ 581,951	$ 249,618
Shares redeemed	(5,676)	(4,154)	(247,356)	(152,760)
Net increase (decrease)	7,628	2,492	$ 334,595	$ 96,858
Class T
Shares sold	26,777	30,932	$ 1,186,255	$ 1,159,909
Shares redeemed	(38,146)	(36,220)	(1,674,324)	(1,323,336)
Net increase (decrease)	(11,369)	(5,288)	$ (488,069)	$ (163,427)
Class B
Shares sold	1,609	2,472	$ 67,809	$ 88,410
Shares redeemed	(6,380)	(5,556)	(264,087)	(191,338)
Net increase (decrease)	(4,771)	(3,084)	$ (196,278)	$ (102,928)
Class C
Shares sold	2,102	2,439	$ 89,590	$ 89,051
Shares redeemed	(3,891)	(3,501)	(162,945)	(123,381)
Net increase (decrease)	(1,789)	(1,062)	$ (73,355)	$ (34,330)
Institutional Class
Shares sold	19,313	21,752	$ 893,697	$ 832,963
Shares redeemed	(14,999)	(20,057)	(687,125)	(743,058)
Net increase (decrease)	4,314	1,695	$ 206,572	$ 89,905

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Growth Fund (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Growth Fund as of November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 11, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Equity Growth (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Trustee of Fidelity Advisor Series I. Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr.Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Trustee of Fidelity Advisor Series I. Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

John B. McDowell (46)

Year of Election or Appointment: 2002

Vice President of Advisor Equity Growth. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Jennifer S. Uhrig (43)

Year of Election or Appointment: 1997

Vice President of Advisor Equity Growth. Ms. Uhrig serves as Vice President of another fund advised by FMR. Ms. Uhrig also serves as Vice President of FMR and FMR Co., Inc. (2001).

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor Equity Growth. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Equity Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Equity Growth. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Equity Growth. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Equity Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Equity Growth. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Equity Growth. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1986 Assistant Treasurer of Advisor Equity Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Equity Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Equity Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Equity Growth. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Equity Growth. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 17, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	16,294,841,572.46	67.846
Against	4,036,653,996.81	16.807
Abstain	993,877,882.58	4.139
Broker Non-Votes	2,691,734,610.28	11.208
TOTAL	24,017,108,062.13	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	22,840,552,929.63	95.101
Withheld	1,176,555,132.50	4.899
TOTAL	24,017,108,062.13	100.000
Ralph F. Cox
Affirmative	22,814,730,343.25	94.994
Withheld	1,202,377,718.88	5.006
TOTAL	24,017,108,062.13	100.000
Laura B. Cronin
Affirmative	22,827,669,460.37	95.048
Withheld	1,189,438,601.76	4.952
TOTAL	24,017,108,062.13	100.000
Robert M. Gates
Affirmative	22,832,759,061.32	95.069
Withheld	1,184,349,000.81	4.931
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
George H. Heilmeier
Affirmative	22,837,906,059.00	95.090
Withheld	1,179,202,003.13	4.910
TOTAL	24,017,108,062.13	100.000
Abigail P. Johnson
Affirmative	22,819,456,149.99	95.013
Withheld	1,197,651,912.14	4.987
TOTAL	24,017,108,062.13	100.000
Edward C. Johnson 3d
Affirmative	22,810,259,696.01	94.975
Withheld	1,206,848,366.12	5.025
TOTAL	24,017,108,062.13	100.000
Donald J. Kirk
Affirmative	22,822,861,358.25	95.028
Withheld	1,194,246,703.88	4.972
TOTAL	24,017,108,062.13	100.000
Marie L. Knowles
Affirmative	22,840,012,715.43	95.099
Withheld	1,177,095,346.70	4.901
TOTAL	24,017,108,062.13	100.000
Ned C. Lautenbach
Affirmative	22,844,948,054.36	95.119
Withheld	1,172,160,007.77	4.881
TOTAL	24,017,108,062.13	100.000
Marvin L. Mann
Affirmative	22,823,351,253.51	95.030
Withheld	1,193,756,808.62	4.970
TOTAL	24,017,108,062.13	100.000
William O. McCoy
Affirmative	22,824,777,791.95	95.035
Withheld	1,192,330,270.18	4.965
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	22,847,253,473.29	95.129
Withheld	1,169,854,588.84	4.871
TOTAL	24,017,108,062.13	100.000
William S. Stavropoulos
Affirmative	22,836,942,275.18	95.086
Withheld	1,180,165,786.95	4.914
TOTAL	24,017,108,062.13	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

EPGI-UANN-0105
1.786680.101

Fidelity® Advisor

Leveraged Company Stock

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	7	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	8	An example of shareholder expenses.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	19	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	28	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	36
Trustees and Officers	37
Distributions	47
Proxy Voting Results	48

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2004	Past 1 year	Life of fundA
Class A (incl. 5.75% sales charge)	23.61%	24.64%
Class T (incl. 3.50% sales charge)	26.17%	25.01%
Class B (incl. contingent deferred sales charge) B	25.13%	25.28%
Class C (incl. contingent deferred sales charge) C	29.29%	25.61%

A From December 27, 2000.

B Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 3%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Leveraged Company Stock Fund - Class T on December 27, 2000, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Thomas Soviero, Portfolio Manager of Fidelity® Advisor Leveraged Company Stock Fund

Despite surging oil prices, a struggling job market and four interest rate hikes in a five-month span, U.S. equity markets posted solid results for the 12-month period ending November 30, 2004, and were closing in on a second straight year in the black. There was great disparity in the market during the past year. For instance, value stocks trounced their growth counterparts during the period. To illustrate, the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, small- and mid-cap stocks vastly outperformed larger-cap stocks. Energy was the best-performing sector of the market, propelled by a spike in oil prices. Conversely, technology stocks dipped lower in response to a slowdown in corporate capital spending. For the 12-month period overall, the Standard & Poor's 500SM Index returned 12.86% - slightly above its historical average. Elsewhere, the Dow Jones Industrial AverageSM rose 8.87% and the tech-heavy NASDAQ Composite® Index advanced 7.50%.

During the past 12 months, Fidelity Advisor Leveraged Company Stock Fund's Class A, Class T, Class B and Class C shares returned 31.15%, 30.75%, 30.13% and 30.29%, respectively, outperforming the S&P 500® as well as the Credit Suisse First Boston (CSFB) Leveraged Equity Index, which was up 22.27%, and the LipperSM Capital Appreciation Funds Average, which returned 8.52%. Positive overall security selection as well as significantly overweighted positions relative to the two indexes in the energy and utilities sectors were the main reasons behind the fund's strong performance, as these groups benefited from high oil prices. Top performers included shipping companies General Maritime, Teekay Shipping and OMI, as well as independent power producer AES. Other major contributors included Irish pharmaceutical firm Elan, oil and gas producer Range Resources, exploration and production company Forest Oil and industrial conglomerate Tyco International. Detracting from fund performance were technology firms ON Semiconductor and DDi, as well as AMR, the holding company for American Airlines.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class A
Actual	$ 1,000.00	$ 1,193.50	$ 6.91
HypotheticalA	$ 1,000.00	$ 1,018.62	$ 6.38
Class T
Actual	$ 1,000.00	$ 1,191.80	$ 8.71
HypotheticalA	$ 1,000.00	$ 1,016.95	$ 8.05
Class B
Actual	$ 1,000.00	$ 1,189.30	$ 11.44
HypotheticalA	$ 1,000.00	$ 1,014.42	$ 10.58
Class C
Actual	$ 1,000.00	$ 1,189.90	$ 10.95
HypotheticalA	$ 1,000.00	$ 1,014.87	$ 10.13
Institutional Class
Actual	$ 1,000.00	$ 1,195.90	$ 5.05
HypotheticalA	$ 1,000.00	$ 1,020.34	$ 4.66

A 5% return per year before expenses

*Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.26%
Class T	1.59%
Class B	2.09%
Class C	2.00%
Institutional Class	.92%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Teekay Shipping Corp.	6.3	5.9
General Maritime Corp.	5.7	4.6
AES Corp.	5.3	6.3
Forest Oil Corp.	4.2	3.5
Nextel Communications, Inc. Class A	3.6	3.4
CMS Energy Corp.	3.1	2.6
Qwest Communications International, Inc.	3.0	3.3
Range Resources Corp.	2.9	2.4
Tyco International Ltd.	2.3	3.7
OMI Corp.	2.2	1.4
	38.6
Top Five Market Sectors as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	34.1	26.8
Telecommunication Services	11.9	11.1
Consumer Discretionary	9.6	11.7
Materials	9.6	7.4
Industrials	9.5	10.1
Asset Allocation (% of fund's net assets)
As of November 30, 2004 *		As of May 31, 2004 **
	Stocks 93.9%		Stocks 93.6%
	Bonds 0.0%		Bonds 0.5%
	Convertible Securities 0.0%		Convertible Securities 0.2%
	Other Investments 0.6%		Other Investments 1.4%
	Short-Term Investments and Net Other Assets 5.5%		Short-Term Investments and Net Other Assets 4.3%
* Foreign investments	21.7%	** Foreign investments	19.0%

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Common Stocks - 93.6%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 9.6%
Auto Components - 0.5%
Dana Corp.	15,900	$ 259,965
TRW Automotive Holdings Corp.	47,700	1,010,286
		1,270,251
Hotels, Restaurants & Leisure - 0.9%
Centerplate, Inc. unit	30,815	391,351
Friendly Ice Cream Corp. (a)	41,076	367,630
Sunterra Corp. (a)(d)	28,600	315,458
Wyndham International, Inc. Class A (a)	1,311,400	1,114,690
		2,189,129
Household Durables - 1.5%
Juno Lighting, Inc.	88,965	3,567,497
Leisure Equipment & Products - 0.5%
Alliance Gaming Corp. (a)(d)	104,000	1,257,360
Media - 5.3%
Cablevision Systems Corp. - NY Group Class A (a)	19,900	424,865
Charter Communications, Inc. Class A (a)(d)	95,800	206,928
Cumulus Media, Inc. Class A (a)	92,300	1,410,344
Emmis Communications Corp. Class A (a)	16,000	295,840
Gray Television, Inc.	103,900	1,558,500
LodgeNet Entertainment Corp. (a)	11,800	181,956
News Corp. Class A	15,468	273,629
Nexstar Broadcasting Group, Inc.	244,700	2,043,245
NTL, Inc. (a)	68,084	4,737,285
PRIMEDIA, Inc. (a)	26,800	85,760
Regal Entertainment Group Class A	100	2,083
The DIRECTV Group, Inc. (a)	58,150	929,819
Time Warner, Inc. (a)	22,600	400,246
UnitedGlobalCom, Inc. Class A (a)	39,040	325,203
		12,875,703
Specialty Retail - 0.9%
AutoNation, Inc. (a)	20,200	374,104
Gap, Inc.	87,400	1,909,690
		2,283,794
TOTAL CONSUMER DISCRETIONARY		23,443,734
CONSUMER STAPLES - 1.6%
Food & Staples Retailing - 1.1%
Koninklijke Ahold NV sponsored ADR	109,600	804,464
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Kroger Co. (a)	28,700	$ 464,366
Pathmark Stores, Inc. (a)	63,840	351,758
Safeway, Inc. (a)	49,700	958,216
		2,578,804
Food Products - 0.3%
Kellogg Co.	15,100	659,870
Personal Products - 0.2%
Revlon, Inc. Class A (a)	266,925	563,212
TOTAL CONSUMER STAPLES		3,801,886
ENERGY - 34.1%
Energy Equipment & Services - 4.4%
Grant Prideco, Inc. (a)	48,400	1,043,020
Grey Wolf, Inc. (a)	618,800	3,403,400
Hanover Compressor Co. (a)	38,500	562,100
Nabors Industries Ltd. (a)	11,800	613,600
Petroleum Geo-Services ASA ADR (a)	29,316	1,620,686
Pride International, Inc. (a)	9,900	193,644
Rowan Companies, Inc. (a)	108,000	2,797,200
Universal Compression Holdings, Inc. (a)	15,300	570,690
		10,804,340
Oil & Gas - 29.7%
Burlington Resources, Inc.	77,300	3,587,493
Chesapeake Energy Corp.	200,600	3,610,800
Comstock Resources, Inc. (a)	25,300	549,263
Forest Oil Corp. (a)	301,700	10,266,851
Frontline Ltd.	14,700	889,376
Frontline Ltd. (NY Shares)	56,600	3,398,830
General Maritime Corp. (a)	304,300	13,830,435
Houston Exploration Co. (a)	44,700	2,677,530
OMI Corp.	252,400	5,393,788
Overseas Shipholding Group, Inc.	43,200	2,837,808
Range Resources Corp.	336,500	6,979,010
Ship Finance International Ltd.	16,960	424,848
Teekay Shipping Corp.	287,600	15,317,575
Vintage Petroleum, Inc.	98,400	2,386,200
		72,149,807
TOTAL ENERGY		82,954,147
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - 2.0%
Consumer Finance - 0.4%
Metris Companies, Inc.	88,400	$ 1,023,672
Insurance - 1.4%
American Financial Group, Inc., Ohio	87,000	2,738,760
UnumProvident Corp.	32,300	502,911
		3,241,671
Real Estate - 0.0%
Equity Office Properties Trust	500	13,725
Thrifts & Mortgage Finance - 0.2%
Capital Crossing Bank (a)	21,000	560,910
TOTAL FINANCIALS		4,839,978
HEALTH CARE - 3.8%
Health Care Equipment & Supplies - 0.2%
Baxter International, Inc.	15,300	484,245
Health Care Providers & Services - 2.2%
DaVita, Inc. (a)	157,700	5,238,794
Pharmaceuticals - 1.4%
Elan Corp. PLC sponsored ADR (a)	128,200	3,384,480
TOTAL HEALTH CARE		9,107,519
INDUSTRIALS - 9.5%
Aerospace & Defense - 0.3%
BE Aerospace, Inc. (a)	33,000	349,701
Goodrich Corp.	10,800	342,900
		692,601
Air Freight & Logistics - 0.1%
Park-Ohio Holdings Corp. (a)	10,600	238,288
Airlines - 2.3%
America West Holding Corp. Class B (a)	57,600	334,656
AMR Corp. (a)(d)	230,270	2,079,338
Delta Air Lines, Inc. (a)(d)	388,850	2,710,285
Northwest Airlines Corp. (a)	52,400	536,576
		5,660,855
Building Products - 1.5%
American Standard Companies, Inc. (a)	72,900	2,838,726
Lennox International, Inc.	26,700	480,333
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Building Products - continued
Royal Group Technologies Ltd. (sub. vtg.) (a)	20,400	$ 173,906
York International Corp.	1,900	70,053
		3,563,018
Commercial Services & Supplies - 1.0%
Corrections Corp. of America (a)	60,200	2,377,900
Republic Services, Inc.	1,000	31,490
		2,409,390
Industrial Conglomerates - 2.3%
Tyco International Ltd.	161,700	5,492,949
Machinery - 1.0%
Navistar International Corp. (a)	16,800	691,320
SPX Corp.	19,800	813,978
Terex Corp. (a)	17,800	815,952
Thermadyne Holdings Corp. (a)	5,100	58,650
Timken Co.	7,200	187,200
		2,567,100
Road & Rail - 1.0%
Central Freight Lines, Inc.	249,017	1,583,748
Kansas City Southern (a)	50,500	859,005
		2,442,753
TOTAL INDUSTRIALS		23,066,954
INFORMATION TECHNOLOGY - 3.6%
Communications Equipment - 0.3%
Motorola, Inc.	40,500	780,030
Electronic Equipment & Instruments - 1.3%
Celestica, Inc. (sub. vtg.) (a)	100,000	1,521,987
DDi Corp. (a)	163,300	489,900
Merix Corp. (a)	30,600	332,928
Solectron Corp. (a)	39,200	245,000
Viasystems Group, Inc. (a)	7,990	79,900
Viasystems Group, Inc. (a)(g)	47,440	474,400
		3,144,115
Semiconductors & Semiconductor Equipment - 2.0%
Conexant Systems, Inc. (a)	72,300	143,877
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Freescale Semiconductor, Inc. Class A	26,000	$ 459,160
ON Semiconductor Corp. (a)	1,183,600	4,320,140
		4,923,177
TOTAL INFORMATION TECHNOLOGY		8,847,322
MATERIALS - 9.6%
Chemicals - 3.7%
Crompton Corp.	324,300	3,635,403
Great Lakes Chemical Corp.	79,400	2,326,420
NOVA Chemicals Corp.	43,800	2,031,283
Rhodia SA ADR	454,400	1,140,544
		9,133,650
Construction Materials - 0.5%
Texas Industries, Inc.	19,000	1,140,000
Containers & Packaging - 3.8%
Anchor Glass Container Corp.	16,800	110,544
Owens-Illinois, Inc. (a)	171,000	3,577,320
Packaging Corp. of America	1,870	43,010
Pactiv Corp. (a)	163,900	4,072,915
Sealed Air Corp. (a)	11,400	586,074
Smurfit-Stone Container Corp. (a)	49,000	880,040
		9,269,903
Metals & Mining - 0.4%
Barrick Gold Corp.	500	12,281
Freeport-McMoRan Copper & Gold, Inc. Class B	22,570	883,164
Haynes International, Inc. (a)(e)	1,908	22,896
IMCO Recycling, Inc. (a)	5,800	93,728
Oregon Steel Mills, Inc. (a)	1,600	28,768
		1,040,837
Paper & Forest Products - 1.2%
Georgia-Pacific Corp.	22,600	827,386
International Paper Co.	23,100	959,112
Weyerhaeuser Co.	15,800	1,042,800
		2,829,298
TOTAL MATERIALS		23,413,688
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 11.3%
Diversified Telecommunication Services - 4.3%
Call-Net Enterprises, Inc. Class B (a)	300,000	$ 746,237
Covad Communications Group, Inc. (a)	70,609	110,150
General Communications, Inc. Class A (a)	74,200	759,808
Level 3 Communications, Inc. (a)(d)	242,000	834,900
Qwest Communications International, Inc. (a)	1,829,700	7,318,800
Telewest Global, Inc. (a)	48,783	714,183
XO Communications, Inc. (a)	7,300	19,929
		10,504,007
Wireless Telecommunication Services - 7.0%
Centennial Communications Corp. Class A (a)	325,900	2,154,199
Crown Castle International Corp. (a)	47,100	795,048
Nextel Communications, Inc. Class A (a)	310,700	8,842,522
NII Holdings, Inc. (a)	12,900	558,054
Telesystem International Wireless, Inc. (a)	182,300	2,118,212
Triton PCS Holdings, Inc. Class A (a)	171,900	429,750
Western Wireless Corp. Class A (a)	78,600	2,122,200
		17,019,985
TOTAL TELECOMMUNICATION SERVICES		27,523,992
UTILITIES - 8.5%
Multi-Utilities & Unregulated Power - 8.5%
AES Corp. (a)	1,043,900	12,777,336
Aquila, Inc. (a)	88,200	308,700
CMS Energy Corp. (a)	732,500	7,471,500
		20,557,536
TOTAL COMMON STOCKS (Cost $175,347,978)		227,556,756
Preferred Stocks - 0.3%

Convertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Emmis Communications Corp. Series A, 6.25%	2,800	127,400
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - 0.3%
CONSUMER STAPLES - 0.3%
Food Products - 0.3%
Doane Pet Care Co. 14.25% pay-in-kind (a)	12,495	$ 649,740
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
PTV, Inc. Series A, 10.00%	10	55
TOTAL NONCONVERTIBLE PREFERRED STOCKS		649,795
TOTAL PREFERRED STOCKS (Cost $681,796)		777,195
Convertible Bonds - 0.0%
	Principal Amount
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Level 3 Communications, Inc. 6% 9/15/09	$ 135,000	78,300
TOTAL CONVERTIBLE BONDS (Cost $86,709)		78,300
Floating Rate Loans - 0.6%

TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.6%
McLeodUSA, Inc.:
revolver loan 5.5967% 5/31/07 (f)	450,726	209,588
Tranche A, term loan 5.6002% 5/31/07 (f)	1,122,775	544,546
Tranche B, term loan 5.67% 5/30/08 (f)	1,412,426	713,275
		1,467,409
TOTAL FLOATING RATE LOANS (Cost $2,119,378)		1,467,409
Money Market Funds - 8.6%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.98% (b)	16,213,906	$ 16,213,906
Fidelity Securities Lending Cash Central Fund, 2% (b)(c)	4,666,600	4,666,600
TOTAL MONEY MARKET FUNDS (Cost $20,880,506)		20,880,506
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $199,116,367)		250,760,166
NET OTHER ASSETS - (3.1)%		(7,575,021)
NET ASSETS - 100%		$ 243,185,145
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $22,896 or 0.0% of net assets.

(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $474,400 or 0.2% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Viasystems Group, Inc.	2/13/04	$ 954,730
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	78.3%
Marshall Islands	14.2%
Canada	2.7%
Bermuda	1.9%
Ireland	1.4%
Others (individually less than 1%)	1.5%
100.0%
Income Tax Information
The fund hereby designates approximately $159,000 as a capital gain dividend for the purpose of the dividend paid deduction.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

November 30, 2004

Assets
Investment in securities, at value (including securities loaned of $4,480,402) (cost $199,116,367) - See accompanying schedule		$ 250,760,166
Receivable for investments sold		69,086
Receivable for fund shares sold		1,632,750
Dividends receivable		198,810
Interest receivable		56,937
Prepaid expenses		588
Other receivables		36,715
Total assets		252,755,052

Liabilities
Payable for investments purchased	$ 4,258,787
Payable for fund shares redeemed	355,119
Accrued management fee	106,363
Distribution fees payable	93,550
Other affiliated payables	46,919
Other payables and accrued expenses	42,569
Collateral on securities loaned, at value	4,666,600
Total liabilities		9,569,907

Net Assets		$ 243,185,145
Net Assets consist of:
Paid in capital		$ 185,946,132
Undistributed net investment income		182,968
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		5,403,781
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		51,652,264
Net Assets		$ 243,185,145

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($92,146,803 ÷ 3,734,548 shares)	$ 24.67

Maximum offering price per share (100/94.25 of $24.67)	$ 26.18
Class T: Net Asset Value and redemption price per share ($43,968,825 ÷ 1,804,775 shares)	$ 24.36

Maximum offering price per share (100/96.50 of $24.36)	$ 25.24
Class B: Net Asset Value and offering price per share ($36,572,597 ÷ 1,520,307 shares) A	$ 24.06

Class C: Net Asset Value and offering price per share ($46,831,955 ÷ 1,951,566 shares) A	$ 24.00

Institutional Class: Net Asset Value, offering price and redemption price per share ($23,664,965 ÷ 952,416 shares)	$ 24.85

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Year ended November 30, 2004

Investment Income
Dividends (a)		$ 902,355
Special Dividends		245,903
Interest		531,508
Security lending		65,922
Total income		1,745,688

Expenses
Management fee	$ 861,293
Transfer agent fees	376,974
Distribution fees	790,074
Accounting and security lending fees	59,857
Non-interested trustees' compensation	678
Custodian fees and expenses	7,136
Registration fees	75,352
Audit	43,355
Legal	3,586
Miscellaneous	20,244
Total expenses before reductions	2,238,549
Expense reductions	(36,394)	2,202,155
Net investment income (loss)		(456,467)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	6,179,626
Foreign currency transactions	(8,492)
Total net realized gain (loss)		6,171,134
Change in net unrealized appreciation (depreciation) on: Investment securities	33,282,974
Assets and liabilities in foreign currencies	8,465
Total change in net unrealized appreciation (depreciation)		33,291,439
Net gain (loss)		39,462,573
Net increase (decrease) in net assets resulting from operations		$ 39,006,106

(a) As a result of the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, dividend income has been reduced by $37,640 with a corresponding increase to net unrealized appreciation (depreciation).

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2004	Year ended November 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (456,467)	$ (233,977)
Net realized gain (loss)	6,171,134	2,637,495
Change in net unrealized appreciation (depreciation)	33,291,439	18,248,085
Net increase (decrease) in net assets resulting from operations	39,006,106	20,651,603
Distributions to shareholders from net realized gain	(2,006,936)	-
Share transactions - net increase (decrease)	121,647,324	56,252,471
Total increase (decrease) in net assets	158,646,494	76,904,074

Net Assets
Beginning of period	84,538,651	7,634,577
End of period (including undistributed net investment income of $182,968 and undistributed net investment income of $41,287, respectively)	$ 243,185,145	$ 84,538,651

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended November 30,	2004	2003	2002	2001 G
Selected Per-Share Data
Net asset value, beginning of period	$ 19.22	$ 11.02	$ 10.26	$ 10.00
Income from Investment Operations
Net investment income (loss) E	- F, I, J	(.05)	(.06)	- I
Net realized and unrealized gain (loss)	5.88	8.25	.82	.26
Total from investment operations	5.88	8.20	.76	.26
Distributions from net realized gain	(.43)	-	-	-
Net asset value, end of period	$ 24.67	$ 19.22	$ 11.02	$ 10.26
Total Return B, C, D	31.15%	74.41%	7.41%	2.60%
Ratios to Average Net Assets H
Expenses before expense reductions	1.28%	1.49%	4.50%	5.73% A
Expenses net of voluntary waivers, if any	1.28%	1.49%	1.66%	1.75% A
Expenses net of all reductions	1.26%	1.38%	1.30%	1.68% A
Net investment income (loss)	.01% J	(.32)%	(.65)%	.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 92,147	$ 27,926	$ 970	$ 769
Portfolio turnover rate	24%	73%	252%	289% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G For the period December 27, 2000 (commencement of operations) to November 30, 2001.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating expenses. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $0.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended November 30,	2004	2003	2002	2001 G
Selected Per-Share Data
Net asset value, beginning of period	$ 19.05	$ 10.97	$ 10.23	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.07) F, I	(.09)	(.09)	(.02)
Net realized and unrealized gain (loss)	5.82	8.17	.83	.25
Total from investment operations	5.75	8.08	.74	.23
Distributions from net realized gain	(.44)	-	-	-
Net asset value, end of period	$ 24.36	$ 19.05	$ 10.97	$ 10.23
Total Return B, C, D	30.75%	73.66%	7.23%	2.30%
Ratios to Average Net Assets H
Expenses before expense reductions	1.61%	2.09%	4.81%	6.06% A
Expenses net of voluntary waivers, if any	1.61%	1.77%	1.91%	2.00% A
Expenses net of all reductions	1.58%	1.65%	1.55%	1.92% A
Net investment income (loss)	(.32)% I	(.59)%	(.90)%	(.20)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 43,969	$ 16,126	$ 1,862	$ 1,473
Portfolio turnover rate	24%	73%	252%	289% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G For the period December 27, 2000 (commencement of operations) to November 30, 2001.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating expenses. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $0.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended November 30,	2004	2003	2002	2001 G
Selected Per-Share Data
Net asset value, beginning of period	$ 18.86	$ 10.89	$ 10.18	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.17) F, I	(.17)	(.13)	(.07)
Net realized and unrealized gain (loss)	5.76	8.14	.84	.25
Total from investment operations	5.59	7.97	.71	.18
Distributions from net realized gain	(.39)	-	-	-
Net asset value, end of period	$ 24.06	$ 18.86	$ 10.89	$ 10.18
Total Return B, C, D	30.13%	73.19%	6.97%	1.80%
Ratios to Average Net Assets H
Expenses before expense reductions	2.10%	2.46%	5.36%	6.58% A
Expenses net of voluntary waivers, if any	2.10%	2.25%	2.41%	2.50% A
Expenses net of all reductions	2.08%	2.13%	2.05%	2.43% A
Net investment income (loss)	(.81)% I	(1.07)%	(1.39)%	(.71)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,573	$ 13,991	$ 1,159	$ 919
Portfolio turnover rate	24%	73%	252%	289% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G For the period December 27, 2000 (commencement of operations) to November 30, 2001.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating expenses. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $0.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended November 30,	2004	2003	2002	2001 G
Selected Per-Share Data
Net asset value, beginning of period	$ 18.80	$ 10.87	$ 10.19	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.15) F, I	(.17)	(.14)	(.07)
Net realized and unrealized gain (loss)	5.75	8.10	.82	.26
Total from investment operations	5.60	7.93	.68	.19
Distributions from net realized gain	(.40)	-	-	-
Net asset value, end of period	$ 24.00	$ 18.80	$ 10.87	$ 10.19
Total Return B, C, D	30.29%	72.95%	6.67%	1.90%
Ratios to Average Net Assets H
Expenses before expense reductions	2.02%	2.36%	5.22%	6.49% A
Expenses net of voluntary waivers, if any	2.02%	2.25%	2.43%	2.50% A
Expenses net of all reductions	2.00%	2.14%	2.07%	2.43% A
Net investment income (loss)	(.73)% I	(1.08)%	(1.42)%	(.71)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 46,832	$ 20,975	$ 1,357	$ 1,747
Portfolio turnover rate	24%	73%	252%	289% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G For the period December 27, 2000 (commencement of operations) to November 30, 2001.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating expenses. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $0.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended November 30,	2004	2003	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 19.34	$ 11.07	$ 10.28	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.07 E, H	(.01)	(.04)	.03
Net realized and unrealized gain (loss)	5.92	8.28	.83	.25
Total from investment operations	5.99	8.27	.79	.28
Distributions from net realized gain	(.48)	-	-	-
Net asset value, end of period	$ 24.85	$ 19.34	$ 11.07	$ 10.28
Total Return B, C	31.60%	74.71%	7.68%	2.80%
Ratios to Average Net Assets G
Expenses before expense reductions	.95%	1.40%	4.32%	5.47% A
Expenses net of voluntary waivers, if any	.95%	1.25%	1.45%	1.50% A
Expenses net of all reductions	.93%	1.12%	1.09%	1.43% A
Net investment income (loss)	.34% H	(.06)%	(.43)%	.29% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,665	$ 5,521	$ 2,287	$ 400
Portfolio turnover rate	24%	73%	252%	289% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.04 per share.

F For the period December 27, 2000 (commencement of operations) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating expenses. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $0.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2004

1. Significant Accounting Policies.

Fidelity Advisor Leveraged Company Stock Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, market discount, net operating losses and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 61,356,826
Unrealized depreciation	(9,675,211)
Net unrealized appreciation (depreciation)	51,681,615
Undistributed ordinary income	1,142,386
Undistributed long-term capital gain	2,746,867

Cost for federal income tax purposes	$ 199,078,551

The tax character of distributions paid was as follows:

November 30, 2004
Ordinary Income	$ 1,959,042
Long-term Capital Gains	47,894
Total	$ 2,006,936

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Repurchase Agreements - continued

agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. At the end of the period, the fund had unfunded loan commitments of $1,467,409.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $144,176,385 and $32,427,511, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .62% of the fund's average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 110,985	$ -
Class T	.25%	.25%	132,690	-
Class B	.75%	.25%	217,633	163,225
Class C	.75%	.25%	328,766	213,756
			$ 790,074	$ 376,981

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 186,772
Class T	26,203
Class B*	59,421
Class C*	24,939
$ 297,335

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 113,769.26
Class T	88,433.33
Class B	71,564.33
Class C	81,534.25
Institutional Class	21,674.18
	$ 376,974

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $116,726 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $22,666 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $35,710 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $684.

8. Other Information.

At the end of the period, two otherwise unaffiliated shareholders were the owners of record of 23% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2004	2003
From net realized gain
Class A	$ 660,643	$ -
Class T	412,460	-
Class B	295,118	-
Class C	486,771	-
Institutional Class	151,944	-
Total	$ 2,006,936	$ -

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2004	2003	2004	2003
Class A
Shares sold	3,755,899	2,547,020	$ 82,343,816	$ 37,445,353
Reinvestment of distributions	19,618	-	384,297	-
Shares redeemed	(1,493,733)	(1,182,260)	(30,418,104)	(18,564,745)
Net increase (decrease)	2,281,784	1,364,760	$ 52,310,009	$ 18,880,608
Class T
Shares sold	1,390,908	1,182,606	$ 29,282,568	$ 17,994,371
Reinvestment of distributions	19,412	-	376,407	-
Shares redeemed	(451,842)	(506,065)	(9,236,332)	(7,802,636)
Net increase (decrease)	958,478	676,541	$ 20,422,643	$ 10,191,735
Class B
Shares sold	1,219,916	779,479	$ 25,474,849	$ 11,902,674
Reinvestment of distributions	14,015	-	269,849	-
Shares redeemed	(455,410)	(144,119)	(9,244,473)	(2,199,709)
Net increase (decrease)	778,521	635,360	$ 16,500,225	$ 9,702,965
Class C
Shares sold	1,638,266	1,190,671	$ 33,702,203	$ 18,521,365
Reinvestment of distributions	18,443	-	353,852	-
Shares redeemed	(820,595)	(200,060)	(16,348,607)	(2,933,431)
Net increase (decrease)	836,114	990,611	$ 17,707,448	$ 15,587,934
Institutional Class
Shares sold	1,315,044	372,877	$ 28,097,723	$ 5,647,103
Reinvestment of distributions	3,938	-	77,610	-
Shares redeemed	(652,029)	(294,048)	(13,468,334)	(3,757,874)
Net increase (decrease)	666,953	78,829	$ 14,706,999	$ 1,889,229

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Leveraged Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Leveraged Company Stock Fund (a fund of Fidelity Advisor Series I) at November 30, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Leveraged Company Stock Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 14, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Leveraged Company Stock (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Bart A. Grenier (45)

Year of Election or Appointment: 2002

Vice President of Advisor Leveraged Company Stock. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Thomas Soviero (41)

Year of Election or Appointment: 2003

Vice President of Advisor Leveraged Company Stock. Mr. Soviero is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Soviero managed a variety of Fidelity funds.

Eric D. Roiter (56)

Year of Election or Appointment: 2000

Secretary of Advisor Leveraged Company Stock. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Leveraged Company Stock. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Leveraged Company Stock. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Leveraged Company Stock. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Leveraged Company Stock. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Leveraged Company Stock. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Leveraged Company Stock. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 2000 Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Leveraged Company Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Capital Gains
Class A	12/20/04	12/17/04	$0.42
	1/10/05	1/7/05	$0.005
Class T	12/20/04	12/17/04	$0.36
	1/10/05	1/7/05	$0.005
Class B	12/20/04	12/17/04	$0.28
	1/10/05	1/7/05	$0.005
Class C	12/20/04	12/17/04	$0.27
	1/10/05	1/7/05	$0.005

Class A designates 9%, Class T designates 9%, Class B designates 10%, and Class C designates 9% of the dividends distributed in December the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 7%, Class T designates 7%, Class B designates 8% and Class C designates 8% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 17, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	16,294,841,572.46	67.846
Against	4,036,653,996.81	16.807
Abstain	993,877,882.58	4.139
Broker Non-Votes	2,691,734,610.28	11.208
TOTAL	24,017,108,062.13	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	22,840,552,929.63	95.101
Withheld	1,176,555,132.50	4.899
TOTAL	24,017,108,062.13	100.000
Ralph F. Cox
Affirmative	22,814,730,343.25	94.994
Withheld	1,202,377,718.88	5.006
TOTAL	24,017,108,062.13	100.000
Laura B. Cronin
Affirmative	22,827,669,460.37	95.048
Withheld	1,189,438,601.76	4.952
TOTAL	24,017,108,062.13	100.000
Robert M. Gates
Affirmative	22,832,759,061.32	95.069
Withheld	1,184,349,000.81	4.931
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
George H. Heilmeier
Affirmative	22,837,906,059.00	95.090
Withheld	1,179,202,003.13	4.910
TOTAL	24,017,108,062.13	100.000
Abigail P. Johnson
Affirmative	22,819,456,149.99	95.013
Withheld	1,197,651,912.14	4.987
TOTAL	24,017,108,062.13	100.000
Edward C. Johnson 3d
Affirmative	22,810,259,696.01	94.975
Withheld	1,206,848,366.12	5.025
TOTAL	24,017,108,062.13	100.000
Donald J. Kirk
Affirmative	22,822,861,358.25	95.028
Withheld	1,194,246,703.88	4.972
TOTAL	24,017,108,062.13	100.000
Marie L. Knowles
Affirmative	22,840,012,715.43	95.099
Withheld	1,177,095,346.70	4.901
TOTAL	24,017,108,062.13	100.000
Ned C. Lautenbach
Affirmative	22,844,948,054.36	95.119
Withheld	1,172,160,007.77	4.881
TOTAL	24,017,108,062.13	100.000
Marvin L. Mann
Affirmative	22,823,351,253.51	95.030
Withheld	1,193,756,808.62	4.970
TOTAL	24,017,108,062.13	100.000
William O. McCoy
Affirmative	22,824,777,791.95	95.035
Withheld	1,192,330,270.18	4.965
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	22,847,253,473.29	95.129
Withheld	1,169,854,588.84	4.871
TOTAL	24,017,108,062.13	100.000
William S. Stavropoulos
Affirmative	22,836,942,275.18	95.086
Withheld	1,180,165,786.95	4.914
TOTAL	24,017,108,062.13	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

ALSF-UANN-0105
1.786693.101

Fidelity® Advisor

Leveraged Company Stock

Fund - Institutional Class

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	18	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	27	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	35
Trustees and Officers	36
Distributions	46
Proxy Voting Results	47

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2004	Past 1 year	Life of fundA
Institutional Class	31.60%	26.84%

A From December 27, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Leveraged Company Stock Fund - Institutional Class on December 27, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Thomas Soviero, Portfolio Manager of Fidelity® Advisor Leveraged Company Stock Fund

Despite surging oil prices, a struggling job market and four interest rate hikes in a five-month span, U.S. equity markets posted solid results for the 12-month period ending November 30, 2004, and were closing in on a second straight year in the black. There was great disparity in the market during the past year. For instance, value stocks trounced their growth counterparts during the period. To illustrate, the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, small- and mid-cap stocks vastly outperformed larger-cap stocks. Energy was the best-performing sector of the market, propelled by a spike in oil prices. Conversely, technology stocks dipped lower in response to a slowdown in corporate capital spending. For the 12-month period overall, the Standard & Poor's 500SM Index returned 12.86% - slightly above its historical average. Elsewhere, the Dow Jones Industrial AverageSM rose 8.87% and the tech-heavy NASDAQ Composite® Index advanced 7.50%.

During the past 12 months, Fidelity Advisor Leveraged Company Stock Fund's Institutional Class shares returned 31.60%, outperforming the S&P 500® as well as the Credit Suisse First Boston (CSFB) Leveraged Equity Index, which was up 22.27%, and the Lipper Capital Appreciation Funds Average, which returned 8.52%. Positive overall security selection as well as significantly overweighted positions relative to the two indexes in the energy and utilities sectors were the main reasons behind the fund's strong performance, as these groups benefited from high oil prices. Top performers included shipping companies General Maritime, Teekay Shipping and OMI, as well as independent power producer AES. Other major contributors included Irish pharmaceutical firm Elan, oil and gas producer Range Resources, exploration and production company Forest Oil and industrial conglomerate Tyco International. Detracting from fund performance were technology firms ON Semiconductor and DDi, as well as AMR, the holding company for American Airlines.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class A
Actual	$ 1,000.00	$ 1,193.50	$ 6.91
HypotheticalA	$ 1,000.00	$ 1,018.62	$ 6.38
Class T
Actual	$ 1,000.00	$ 1,191.80	$ 8.71
HypotheticalA	$ 1,000.00	$ 1,016.95	$ 8.05
Class B
Actual	$ 1,000.00	$ 1,189.30	$ 11.44
HypotheticalA	$ 1,000.00	$ 1,014.42	$ 10.58
Class C
Actual	$ 1,000.00	$ 1,189.90	$ 10.95
HypotheticalA	$ 1,000.00	$ 1,014.87	$ 10.13
Institutional Class
Actual	$ 1,000.00	$ 1,195.90	$ 5.05
HypotheticalA	$ 1,000.00	$ 1,020.34	$ 4.66

A 5% return per year before expenses

*Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.26%
Class T	1.59%
Class B	2.09%
Class C	2.00%
Institutional Class	.92%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Teekay Shipping Corp.	6.3	5.9
General Maritime Corp.	5.7	4.6
AES Corp.	5.3	6.3
Forest Oil Corp.	4.2	3.5
Nextel Communications, Inc. Class A	3.6	3.4
CMS Energy Corp.	3.1	2.6
Qwest Communications International, Inc.	3.0	3.3
Range Resources Corp.	2.9	2.4
Tyco International Ltd.	2.3	3.7
OMI Corp.	2.2	1.4
	38.6
Top Five Market Sectors as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	34.1	26.8
Telecommunication Services	11.9	11.1
Consumer Discretionary	9.6	11.7
Materials	9.6	7.4
Industrials	9.5	10.1
Asset Allocation (% of fund's net assets)
As of November 30, 2004 *		As of May 31, 2004 **
	Stocks 93.9%		Stocks 93.6%
	Bonds 0.0%		Bonds 0.5%
	Convertible Securities 0.0%		Convertible Securities 0.2%
	Other Investments 0.6%		Other Investments 1.4%
	Short-Term Investments and Net Other Assets 5.5%		Short-Term Investments and Net Other Assets 4.3%
* Foreign investments	21.7%	** Foreign investments	19.0%

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Common Stocks - 93.6%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 9.6%
Auto Components - 0.5%
Dana Corp.	15,900	$ 259,965
TRW Automotive Holdings Corp.	47,700	1,010,286
		1,270,251
Hotels, Restaurants & Leisure - 0.9%
Centerplate, Inc. unit	30,815	391,351
Friendly Ice Cream Corp. (a)	41,076	367,630
Sunterra Corp. (a)(d)	28,600	315,458
Wyndham International, Inc. Class A (a)	1,311,400	1,114,690
		2,189,129
Household Durables - 1.5%
Juno Lighting, Inc.	88,965	3,567,497
Leisure Equipment & Products - 0.5%
Alliance Gaming Corp. (a)(d)	104,000	1,257,360
Media - 5.3%
Cablevision Systems Corp. - NY Group Class A (a)	19,900	424,865
Charter Communications, Inc. Class A (a)(d)	95,800	206,928
Cumulus Media, Inc. Class A (a)	92,300	1,410,344
Emmis Communications Corp. Class A (a)	16,000	295,840
Gray Television, Inc.	103,900	1,558,500
LodgeNet Entertainment Corp. (a)	11,800	181,956
News Corp. Class A	15,468	273,629
Nexstar Broadcasting Group, Inc.	244,700	2,043,245
NTL, Inc. (a)	68,084	4,737,285
PRIMEDIA, Inc. (a)	26,800	85,760
Regal Entertainment Group Class A	100	2,083
The DIRECTV Group, Inc. (a)	58,150	929,819
Time Warner, Inc. (a)	22,600	400,246
UnitedGlobalCom, Inc. Class A (a)	39,040	325,203
		12,875,703
Specialty Retail - 0.9%
AutoNation, Inc. (a)	20,200	374,104
Gap, Inc.	87,400	1,909,690
		2,283,794
TOTAL CONSUMER DISCRETIONARY		23,443,734
CONSUMER STAPLES - 1.6%
Food & Staples Retailing - 1.1%
Koninklijke Ahold NV sponsored ADR	109,600	804,464
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Kroger Co. (a)	28,700	$ 464,366
Pathmark Stores, Inc. (a)	63,840	351,758
Safeway, Inc. (a)	49,700	958,216
		2,578,804
Food Products - 0.3%
Kellogg Co.	15,100	659,870
Personal Products - 0.2%
Revlon, Inc. Class A (a)	266,925	563,212
TOTAL CONSUMER STAPLES		3,801,886
ENERGY - 34.1%
Energy Equipment & Services - 4.4%
Grant Prideco, Inc. (a)	48,400	1,043,020
Grey Wolf, Inc. (a)	618,800	3,403,400
Hanover Compressor Co. (a)	38,500	562,100
Nabors Industries Ltd. (a)	11,800	613,600
Petroleum Geo-Services ASA ADR (a)	29,316	1,620,686
Pride International, Inc. (a)	9,900	193,644
Rowan Companies, Inc. (a)	108,000	2,797,200
Universal Compression Holdings, Inc. (a)	15,300	570,690
		10,804,340
Oil & Gas - 29.7%
Burlington Resources, Inc.	77,300	3,587,493
Chesapeake Energy Corp.	200,600	3,610,800
Comstock Resources, Inc. (a)	25,300	549,263
Forest Oil Corp. (a)	301,700	10,266,851
Frontline Ltd.	14,700	889,376
Frontline Ltd. (NY Shares)	56,600	3,398,830
General Maritime Corp. (a)	304,300	13,830,435
Houston Exploration Co. (a)	44,700	2,677,530
OMI Corp.	252,400	5,393,788
Overseas Shipholding Group, Inc.	43,200	2,837,808
Range Resources Corp.	336,500	6,979,010
Ship Finance International Ltd.	16,960	424,848
Teekay Shipping Corp.	287,600	15,317,575
Vintage Petroleum, Inc.	98,400	2,386,200
		72,149,807
TOTAL ENERGY		82,954,147
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - 2.0%
Consumer Finance - 0.4%
Metris Companies, Inc.	88,400	$ 1,023,672
Insurance - 1.4%
American Financial Group, Inc., Ohio	87,000	2,738,760
UnumProvident Corp.	32,300	502,911
		3,241,671
Real Estate - 0.0%
Equity Office Properties Trust	500	13,725
Thrifts & Mortgage Finance - 0.2%
Capital Crossing Bank (a)	21,000	560,910
TOTAL FINANCIALS		4,839,978
HEALTH CARE - 3.8%
Health Care Equipment & Supplies - 0.2%
Baxter International, Inc.	15,300	484,245
Health Care Providers & Services - 2.2%
DaVita, Inc. (a)	157,700	5,238,794
Pharmaceuticals - 1.4%
Elan Corp. PLC sponsored ADR (a)	128,200	3,384,480
TOTAL HEALTH CARE		9,107,519
INDUSTRIALS - 9.5%
Aerospace & Defense - 0.3%
BE Aerospace, Inc. (a)	33,000	349,701
Goodrich Corp.	10,800	342,900
		692,601
Air Freight & Logistics - 0.1%
Park-Ohio Holdings Corp. (a)	10,600	238,288
Airlines - 2.3%
America West Holding Corp. Class B (a)	57,600	334,656
AMR Corp. (a)(d)	230,270	2,079,338
Delta Air Lines, Inc. (a)(d)	388,850	2,710,285
Northwest Airlines Corp. (a)	52,400	536,576
		5,660,855
Building Products - 1.5%
American Standard Companies, Inc. (a)	72,900	2,838,726
Lennox International, Inc.	26,700	480,333
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Building Products - continued
Royal Group Technologies Ltd. (sub. vtg.) (a)	20,400	$ 173,906
York International Corp.	1,900	70,053
		3,563,018
Commercial Services & Supplies - 1.0%
Corrections Corp. of America (a)	60,200	2,377,900
Republic Services, Inc.	1,000	31,490
		2,409,390
Industrial Conglomerates - 2.3%
Tyco International Ltd.	161,700	5,492,949
Machinery - 1.0%
Navistar International Corp. (a)	16,800	691,320
SPX Corp.	19,800	813,978
Terex Corp. (a)	17,800	815,952
Thermadyne Holdings Corp. (a)	5,100	58,650
Timken Co.	7,200	187,200
		2,567,100
Road & Rail - 1.0%
Central Freight Lines, Inc.	249,017	1,583,748
Kansas City Southern (a)	50,500	859,005
		2,442,753
TOTAL INDUSTRIALS		23,066,954
INFORMATION TECHNOLOGY - 3.6%
Communications Equipment - 0.3%
Motorola, Inc.	40,500	780,030
Electronic Equipment & Instruments - 1.3%
Celestica, Inc. (sub. vtg.) (a)	100,000	1,521,987
DDi Corp. (a)	163,300	489,900
Merix Corp. (a)	30,600	332,928
Solectron Corp. (a)	39,200	245,000
Viasystems Group, Inc. (a)	7,990	79,900
Viasystems Group, Inc. (a)(g)	47,440	474,400
		3,144,115
Semiconductors & Semiconductor Equipment - 2.0%
Conexant Systems, Inc. (a)	72,300	143,877
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Freescale Semiconductor, Inc. Class A	26,000	$ 459,160
ON Semiconductor Corp. (a)	1,183,600	4,320,140
		4,923,177
TOTAL INFORMATION TECHNOLOGY		8,847,322
MATERIALS - 9.6%
Chemicals - 3.7%
Crompton Corp.	324,300	3,635,403
Great Lakes Chemical Corp.	79,400	2,326,420
NOVA Chemicals Corp.	43,800	2,031,283
Rhodia SA ADR	454,400	1,140,544
		9,133,650
Construction Materials - 0.5%
Texas Industries, Inc.	19,000	1,140,000
Containers & Packaging - 3.8%
Anchor Glass Container Corp.	16,800	110,544
Owens-Illinois, Inc. (a)	171,000	3,577,320
Packaging Corp. of America	1,870	43,010
Pactiv Corp. (a)	163,900	4,072,915
Sealed Air Corp. (a)	11,400	586,074
Smurfit-Stone Container Corp. (a)	49,000	880,040
		9,269,903
Metals & Mining - 0.4%
Barrick Gold Corp.	500	12,281
Freeport-McMoRan Copper & Gold, Inc. Class B	22,570	883,164
Haynes International, Inc. (a)(e)	1,908	22,896
IMCO Recycling, Inc. (a)	5,800	93,728
Oregon Steel Mills, Inc. (a)	1,600	28,768
		1,040,837
Paper & Forest Products - 1.2%
Georgia-Pacific Corp.	22,600	827,386
International Paper Co.	23,100	959,112
Weyerhaeuser Co.	15,800	1,042,800
		2,829,298
TOTAL MATERIALS		23,413,688
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 11.3%
Diversified Telecommunication Services - 4.3%
Call-Net Enterprises, Inc. Class B (a)	300,000	$ 746,237
Covad Communications Group, Inc. (a)	70,609	110,150
General Communications, Inc. Class A (a)	74,200	759,808
Level 3 Communications, Inc. (a)(d)	242,000	834,900
Qwest Communications International, Inc. (a)	1,829,700	7,318,800
Telewest Global, Inc. (a)	48,783	714,183
XO Communications, Inc. (a)	7,300	19,929
		10,504,007
Wireless Telecommunication Services - 7.0%
Centennial Communications Corp. Class A (a)	325,900	2,154,199
Crown Castle International Corp. (a)	47,100	795,048
Nextel Communications, Inc. Class A (a)	310,700	8,842,522
NII Holdings, Inc. (a)	12,900	558,054
Telesystem International Wireless, Inc. (a)	182,300	2,118,212
Triton PCS Holdings, Inc. Class A (a)	171,900	429,750
Western Wireless Corp. Class A (a)	78,600	2,122,200
		17,019,985
TOTAL TELECOMMUNICATION SERVICES		27,523,992
UTILITIES - 8.5%
Multi-Utilities & Unregulated Power - 8.5%
AES Corp. (a)	1,043,900	12,777,336
Aquila, Inc. (a)	88,200	308,700
CMS Energy Corp. (a)	732,500	7,471,500
		20,557,536
TOTAL COMMON STOCKS (Cost $175,347,978)		227,556,756
Preferred Stocks - 0.3%

Convertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Emmis Communications Corp. Series A, 6.25%	2,800	127,400
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - 0.3%
CONSUMER STAPLES - 0.3%
Food Products - 0.3%
Doane Pet Care Co. 14.25% pay-in-kind (a)	12,495	$ 649,740
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
PTV, Inc. Series A, 10.00%	10	55
TOTAL NONCONVERTIBLE PREFERRED STOCKS		649,795
TOTAL PREFERRED STOCKS (Cost $681,796)		777,195
Convertible Bonds - 0.0%
	Principal Amount
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Level 3 Communications, Inc. 6% 9/15/09	$ 135,000	78,300
TOTAL CONVERTIBLE BONDS (Cost $86,709)		78,300
Floating Rate Loans - 0.6%

TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.6%
McLeodUSA, Inc.:
revolver loan 5.5967% 5/31/07 (f)	450,726	209,588
Tranche A, term loan 5.6002% 5/31/07 (f)	1,122,775	544,546
Tranche B, term loan 5.67% 5/30/08 (f)	1,412,426	713,275
		1,467,409
TOTAL FLOATING RATE LOANS (Cost $2,119,378)		1,467,409
Money Market Funds - 8.6%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.98% (b)	16,213,906	$ 16,213,906
Fidelity Securities Lending Cash Central Fund, 2% (b)(c)	4,666,600	4,666,600
TOTAL MONEY MARKET FUNDS (Cost $20,880,506)		20,880,506
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $199,116,367)		250,760,166
NET OTHER ASSETS - (3.1)%		(7,575,021)
NET ASSETS - 100%		$ 243,185,145
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $22,896 or 0.0% of net assets.

(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $474,400 or 0.2% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Viasystems Group, Inc.	2/13/04	$ 954,730
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	78.3%
Marshall Islands	14.2%
Canada	2.7%
Bermuda	1.9%
Ireland	1.4%
Others (individually less than 1%)	1.5%
100.0%
Income Tax Information
The fund hereby designates approximately $159,000 as a capital gain dividend for the purpose of the dividend paid deduction.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

November 30, 2004

Assets
Investment in securities, at value (including securities loaned of $4,480,402) (cost $199,116,367) - See accompanying schedule		$ 250,760,166
Receivable for investments sold		69,086
Receivable for fund shares sold		1,632,750
Dividends receivable		198,810
Interest receivable		56,937
Prepaid expenses		588
Other receivables		36,715
Total assets		252,755,052

Liabilities
Payable for investments purchased	$ 4,258,787
Payable for fund shares redeemed	355,119
Accrued management fee	106,363
Distribution fees payable	93,550
Other affiliated payables	46,919
Other payables and accrued expenses	42,569
Collateral on securities loaned, at value	4,666,600
Total liabilities		9,569,907

Net Assets		$ 243,185,145
Net Assets consist of:
Paid in capital		$ 185,946,132
Undistributed net investment income		182,968
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		5,403,781
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		51,652,264
Net Assets		$ 243,185,145

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($92,146,803 ÷ 3,734,548 shares)	$ 24.67

Maximum offering price per share (100/94.25 of $24.67)	$ 26.18
Class T: Net Asset Value and redemption price per share ($43,968,825 ÷ 1,804,775 shares)	$ 24.36

Maximum offering price per share (100/96.50 of $24.36)	$ 25.24
Class B: Net Asset Value and offering price per share ($36,572,597 ÷ 1,520,307 shares) A	$ 24.06

Class C: Net Asset Value and offering price per share ($46,831,955 ÷ 1,951,566 shares) A	$ 24.00

Institutional Class: Net Asset Value, offering price and redemption price per share ($23,664,965 ÷ 952,416 shares)	$ 24.85

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Year ended November 30, 2004

Investment Income
Dividends (a)		$ 902,355
Special Dividends		245,903
Interest		531,508
Security lending		65,922
Total income		1,745,688

Expenses
Management fee	$ 861,293
Transfer agent fees	376,974
Distribution fees	790,074
Accounting and security lending fees	59,857
Non-interested trustees' compensation	678
Custodian fees and expenses	7,136
Registration fees	75,352
Audit	43,355
Legal	3,586
Miscellaneous	20,244
Total expenses before reductions	2,238,549
Expense reductions	(36,394)	2,202,155
Net investment income (loss)		(456,467)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	6,179,626
Foreign currency transactions	(8,492)
Total net realized gain (loss)		6,171,134
Change in net unrealized appreciation (depreciation) on: Investment securities	33,282,974
Assets and liabilities in foreign currencies	8,465
Total change in net unrealized appreciation (depreciation)		33,291,439
Net gain (loss)		39,462,573
Net increase (decrease) in net assets resulting from operations		$ 39,006,106

(a) As a result of the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, dividend income has been reduced by $37,640 with a corresponding increase to net unrealized appreciation (depreciation).

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2004	Year ended November 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (456,467)	$ (233,977)
Net realized gain (loss)	6,171,134	2,637,495
Change in net unrealized appreciation (depreciation)	33,291,439	18,248,085
Net increase (decrease) in net assets resulting from operations	39,006,106	20,651,603
Distributions to shareholders from net realized gain	(2,006,936)	-
Share transactions - net increase (decrease)	121,647,324	56,252,471
Total increase (decrease) in net assets	158,646,494	76,904,074

Net Assets
Beginning of period	84,538,651	7,634,577
End of period (including undistributed net investment income of $182,968 and undistributed net investment income of $41,287, respectively)	$ 243,185,145	$ 84,538,651

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended November 30,	2004	2003	2002	2001 G
Selected Per-Share Data
Net asset value, beginning of period	$ 19.22	$ 11.02	$ 10.26	$ 10.00
Income from Investment Operations
Net investment income (loss) E	- F, I, J	(.05)	(.06)	- I
Net realized and unrealized gain (loss)	5.88	8.25	.82	.26
Total from investment operations	5.88	8.20	.76	.26
Distributions from net realized gain	(.43)	-	-	-
Net asset value, end of period	$ 24.67	$ 19.22	$ 11.02	$ 10.26
Total Return B, C, D	31.15%	74.41%	7.41%	2.60%
Ratios to Average Net Assets H
Expenses before expense reductions	1.28%	1.49%	4.50%	5.73% A
Expenses net of voluntary waivers, if any	1.28%	1.49%	1.66%	1.75% A
Expenses net of all reductions	1.26%	1.38%	1.30%	1.68% A
Net investment income (loss)	.01% J	(.32)%	(.65)%	.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 92,147	$ 27,926	$ 970	$ 769
Portfolio turnover rate	24%	73%	252%	289% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G For the period December 27, 2000 (commencement of operations) to November 30, 2001.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating expenses. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $0.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended November 30,	2004	2003	2002	2001 G
Selected Per-Share Data
Net asset value, beginning of period	$ 19.05	$ 10.97	$ 10.23	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.07) F, I	(.09)	(.09)	(.02)
Net realized and unrealized gain (loss)	5.82	8.17	.83	.25
Total from investment operations	5.75	8.08	.74	.23
Distributions from net realized gain	(.44)	-	-	-
Net asset value, end of period	$ 24.36	$ 19.05	$ 10.97	$ 10.23
Total Return B, C, D	30.75%	73.66%	7.23%	2.30%
Ratios to Average Net Assets H
Expenses before expense reductions	1.61%	2.09%	4.81%	6.06% A
Expenses net of voluntary waivers, if any	1.61%	1.77%	1.91%	2.00% A
Expenses net of all reductions	1.58%	1.65%	1.55%	1.92% A
Net investment income (loss)	(.32)% I	(.59)%	(.90)%	(.20)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 43,969	$ 16,126	$ 1,862	$ 1,473
Portfolio turnover rate	24%	73%	252%	289% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G For the period December 27, 2000 (commencement of operations) to November 30, 2001.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating expenses. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $0.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended November 30,	2004	2003	2002	2001 G
Selected Per-Share Data
Net asset value, beginning of period	$ 18.86	$ 10.89	$ 10.18	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.17) F, I	(.17)	(.13)	(.07)
Net realized and unrealized gain (loss)	5.76	8.14	.84	.25
Total from investment operations	5.59	7.97	.71	.18
Distributions from net realized gain	(.39)	-	-	-
Net asset value, end of period	$ 24.06	$ 18.86	$ 10.89	$ 10.18
Total Return B, C, D	30.13%	73.19%	6.97%	1.80%
Ratios to Average Net Assets H
Expenses before expense reductions	2.10%	2.46%	5.36%	6.58% A
Expenses net of voluntary waivers, if any	2.10%	2.25%	2.41%	2.50% A
Expenses net of all reductions	2.08%	2.13%	2.05%	2.43% A
Net investment income (loss)	(.81)% I	(1.07)%	(1.39)%	(.71)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,573	$ 13,991	$ 1,159	$ 919
Portfolio turnover rate	24%	73%	252%	289% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G For the period December 27, 2000 (commencement of operations) to November 30, 2001.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating expenses. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $0.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended November 30,	2004	2003	2002	2001 G
Selected Per-Share Data
Net asset value, beginning of period	$ 18.80	$ 10.87	$ 10.19	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.15) F, I	(.17)	(.14)	(.07)
Net realized and unrealized gain (loss)	5.75	8.10	.82	.26
Total from investment operations	5.60	7.93	.68	.19
Distributions from net realized gain	(.40)	-	-	-
Net asset value, end of period	$ 24.00	$ 18.80	$ 10.87	$ 10.19
Total Return B, C, D	30.29%	72.95%	6.67%	1.90%
Ratios to Average Net Assets H
Expenses before expense reductions	2.02%	2.36%	5.22%	6.49% A
Expenses net of voluntary waivers, if any	2.02%	2.25%	2.43%	2.50% A
Expenses net of all reductions	2.00%	2.14%	2.07%	2.43% A
Net investment income (loss)	(.73)% I	(1.08)%	(1.42)%	(.71)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 46,832	$ 20,975	$ 1,357	$ 1,747
Portfolio turnover rate	24%	73%	252%	289% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G For the period December 27, 2000 (commencement of operations) to November 30, 2001.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating expenses. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $0.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended November 30,	2004	2003	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 19.34	$ 11.07	$ 10.28	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.07 E, H	(.01)	(.04)	.03
Net realized and unrealized gain (loss)	5.92	8.28	.83	.25
Total from investment operations	5.99	8.27	.79	.28
Distributions from net realized gain	(.48)	-	-	-
Net asset value, end of period	$ 24.85	$ 19.34	$ 11.07	$ 10.28
Total Return B, C	31.60%	74.71%	7.68%	2.80%
Ratios to Average Net Assets G
Expenses before expense reductions	.95%	1.40%	4.32%	5.47% A
Expenses net of voluntary waivers, if any	.95%	1.25%	1.45%	1.50% A
Expenses net of all reductions	.93%	1.12%	1.09%	1.43% A
Net investment income (loss)	.34% H	(.06)%	(.43)%	.29% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,665	$ 5,521	$ 2,287	$ 400
Portfolio turnover rate	24%	73%	252%	289% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.04 per share.

F For the period December 27, 2000 (commencement of operations) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating expenses. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $0.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2004

1. Significant Accounting Policies.

Fidelity Advisor Leveraged Company Stock Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions, market discount, net operating losses and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 61,356,826
Unrealized depreciation	(9,675,211)
Net unrealized appreciation (depreciation)	51,681,615
Undistributed ordinary income	1,142,386
Undistributed long-term capital gain	2,746,867

Cost for federal income tax purposes	$ 199,078,551

The tax character of distributions paid was as follows:

November 30, 2004
Ordinary Income	$ 1,959,042
Long-term Capital Gains	47,894
Total	$ 2,006,936

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Repurchase Agreements - continued

agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. At the end of the period, the fund had unfunded loan commitments of $1,467,409.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $144,176,385 and $32,427,511, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .62% of the fund's average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 110,985	$ -
Class T	.25%	.25%	132,690	-
Class B	.75%	.25%	217,633	163,225
Class C	.75%	.25%	328,766	213,756
			$ 790,074	$ 376,981

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 186,772
Class T	26,203
Class B*	59,421
Class C*	24,939
$ 297,335

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 113,769.26
Class T	88,433.33
Class B	71,564.33
Class C	81,534.25
Institutional Class	21,674.18
	$ 376,974

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $116,726 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $22,666 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $35,710 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $684.

8. Other Information.

At the end of the period, two otherwise unaffiliated shareholders were the owners of record of 23% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2004	2003
From net realized gain
Class A	$ 660,643	$ -
Class T	412,460	-
Class B	295,118	-
Class C	486,771	-
Institutional Class	151,944	-
Total	$ 2,006,936	$ -

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2004	2003	2004	2003
Class A
Shares sold	3,755,899	2,547,020	$ 82,343,816	$ 37,445,353
Reinvestment of distributions	19,618	-	384,297	-
Shares redeemed	(1,493,733)	(1,182,260)	(30,418,104)	(18,564,745)
Net increase (decrease)	2,281,784	1,364,760	$ 52,310,009	$ 18,880,608
Class T
Shares sold	1,390,908	1,182,606	$ 29,282,568	$ 17,994,371
Reinvestment of distributions	19,412	-	376,407	-
Shares redeemed	(451,842)	(506,065)	(9,236,332)	(7,802,636)
Net increase (decrease)	958,478	676,541	$ 20,422,643	$ 10,191,735
Class B
Shares sold	1,219,916	779,479	$ 25,474,849	$ 11,902,674
Reinvestment of distributions	14,015	-	269,849	-
Shares redeemed	(455,410)	(144,119)	(9,244,473)	(2,199,709)
Net increase (decrease)	778,521	635,360	$ 16,500,225	$ 9,702,965
Class C
Shares sold	1,638,266	1,190,671	$ 33,702,203	$ 18,521,365
Reinvestment of distributions	18,443	-	353,852	-
Shares redeemed	(820,595)	(200,060)	(16,348,607)	(2,933,431)
Net increase (decrease)	836,114	990,611	$ 17,707,448	$ 15,587,934
Institutional Class
Shares sold	1,315,044	372,877	$ 28,097,723	$ 5,647,103
Reinvestment of distributions	3,938	-	77,610	-
Shares redeemed	(652,029)	(294,048)	(13,468,334)	(3,757,874)
Net increase (decrease)	666,953	78,829	$ 14,706,999	$ 1,889,229

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Leveraged Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Leveraged Company Stock Fund (a fund of Fidelity Advisor Series I) at November 30, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Leveraged Company Stock Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 14, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Leveraged Company Stock (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Bart A. Grenier (45)

Year of Election or Appointment: 2002

Vice President of Advisor Leveraged Company Stock. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Thomas Soviero (41)

Year of Election or Appointment: 2003

Vice President of Advisor Leveraged Company Stock. Mr. Soviero is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Soviero managed a variety of Fidelity funds.

Eric D. Roiter (56)

Year of Election or Appointment: 2000

Secretary of Advisor Leveraged Company Stock. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Leveraged Company Stock. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Leveraged Company Stock. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Leveraged Company Stock. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Leveraged Company Stock. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Leveraged Company Stock. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Leveraged Company Stock. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 2000 Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Leveraged Company Stock. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Leveraged Company Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/20/04	12/17/04	$0.03	$0.43
	1/10/05	1/7/05	-	$0.005

Institutional Class designates 8% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 6% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 17, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	16,294,841,572.46	67.846
Against	4,036,653,996.81	16.807
Abstain	993,877,882.58	4.139
Broker Non-Votes	2,691,734,610.28	11.208
TOTAL	24,017,108,062.13	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	22,840,552,929.63	95.101
Withheld	1,176,555,132.50	4.899
TOTAL	24,017,108,062.13	100.000
Ralph F. Cox
Affirmative	22,814,730,343.25	94.994
Withheld	1,202,377,718.88	5.006
TOTAL	24,017,108,062.13	100.000
Laura B. Cronin
Affirmative	22,827,669,460.37	95.048
Withheld	1,189,438,601.76	4.952
TOTAL	24,017,108,062.13	100.000
Robert M. Gates
Affirmative	22,832,759,061.32	95.069
Withheld	1,184,349,000.81	4.931
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
George H. Heilmeier
Affirmative	22,837,906,059.00	95.090
Withheld	1,179,202,003.13	4.910
TOTAL	24,017,108,062.13	100.000
Abigail P. Johnson
Affirmative	22,819,456,149.99	95.013
Withheld	1,197,651,912.14	4.987
TOTAL	24,017,108,062.13	100.000
Edward C. Johnson 3d
Affirmative	22,810,259,696.01	94.975
Withheld	1,206,848,366.12	5.025
TOTAL	24,017,108,062.13	100.000
Donald J. Kirk
Affirmative	22,822,861,358.25	95.028
Withheld	1,194,246,703.88	4.972
TOTAL	24,017,108,062.13	100.000
Marie L. Knowles
Affirmative	22,840,012,715.43	95.099
Withheld	1,177,095,346.70	4.901
TOTAL	24,017,108,062.13	100.000
Ned C. Lautenbach
Affirmative	22,844,948,054.36	95.119
Withheld	1,172,160,007.77	4.881
TOTAL	24,017,108,062.13	100.000
Marvin L. Mann
Affirmative	22,823,351,253.51	95.030
Withheld	1,193,756,808.62	4.970
TOTAL	24,017,108,062.13	100.000
William O. McCoy
Affirmative	22,824,777,791.95	95.035
Withheld	1,192,330,270.18	4.965
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	22,847,253,473.29	95.129
Withheld	1,169,854,588.84	4.871
TOTAL	24,017,108,062.13	100.000
William S. Stavropoulos
Affirmative	22,836,942,275.18	95.086
Withheld	1,180,165,786.95	4.914
TOTAL	24,017,108,062.13	100.000
* Denotes trust-wide proposals and voting results.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

ALSFI-UANN-0105
1.786694.101

Fidelity® Advisor

Strategic Growth

Fund - Class A, Class T,
Class B and Class C

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	7	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	8	An example of shareholder expenses.
Investment Changes	11	A summary of major shifts in the fund's investments over the past six months.
Investments	12	A complete list of the fund's investments with their market values.
Financial Statements	17	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	26	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	33
Trustees and Officers	34
Proxy Voting Results	44

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2004	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	-2.22%	-7.99%	0.31%
Class T (incl. 3.50% sales charge)	-0.07%	-7.84%	0.33%
Class B (incl. contingent deferred sales charge) B	-2.12%	-7.95%	0.39%
Class C (incl. contingent deferred sales charge) C	1.90%	-7.63%	0.27%

A From December 31, 1996.

B Class B shares' contingent deferred sales charges included in the past one year, past five year, and life of fund total return figures are 5%, 2% and 0%, respectively.

C Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns prior to November 3, 1997 are those of Class B and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charges included in the past one year, past five year, and life of fund total return figures are 1%, 0% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Strategic Growth Fund - Class T on December 31, 1996, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Brian Hanson, Portfolio Manager of Fidelity® Advisor Strategic Growth Fund

Despite surging oil prices, a struggling job market and four interest rate hikes in a five-month span, U.S. equity markets posted solid results for the 12-month period ending November 30, 2004, and were closing in on a second straight year in the black. There was great disparity in the market during the past year. For instance, value stocks trounced their growth counterparts during the period. To illustrate, the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, small- and mid-cap stocks vastly outperformed larger-cap stocks. Energy was the best-performing sector of the market, propelled by a spike in oil prices. Conversely, technology stocks dipped lower in response to a slowdown in corporate capital spending. For the 12-month period overall, the Standard & Poor's 500SM Index returned 12.86% - slightly above its historical average. Elsewhere, the Dow Jones Industrial AverageSM rose 8.87% and the tech-heavy NASDAQ Composite® Index advanced 7.50%.

For the 12 months that ended on November 30, 2004, Fidelity® Advisor Strategic Growth Fund's Class A, Class T, Class B and Class C shares returned 3.74%, 3.55%, 2.88% and 2.90%, respectively. By comparison, the Russell 1000® Growth Index gained 5.83% and the LipperSM Growth Funds Average rose 9.52%. The fund lagged its benchmarks mainly because of its bias toward large-cap growth stocks, which have been underperforming the more rapidly advancing small- and mid-cap growth stocks during this stage of the business cycle. Underweighting the retail space, which generally did well during the period, and overweighting pharmaceuticals, which performed poorly, also held back performance. Among stocks that hurt, chip maker Intersil was the biggest detractor versus the index, missing its goal of surpassing industry-average earnings. Underweightings in better-than-expected performers Home Depot, the do-it-yourself-chain, and wireless technology pioneer QUALCOMM also hurt performance. Contributors included Solectron, the electronics contract manufacturer, and BJ Services, an oil services provider, both of which benefited from positive industry-specific trends.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class A
Actual	$ 1,000.00	$ 997.70	$ 6.49**
HypotheticalA	$ 1,000.00	$ 1,018.42	$ 6.58**
Class T
Actual	$ 1,000.00	$ 996.50	$ 7.74**
HypotheticalA	$ 1,000.00	$ 1,017.15	$ 7.85**
Class B
Actual	$ 1,000.00	$ 992.70	$ 10.21**
HypotheticalA	$ 1,000.00	$ 1,014.62	$ 10.38**
Class C
Actual	$ 1,000.00	$ 992.70	$ 10.21**
HypotheticalA	$ 1,000.00	$ 1,014.62	$ 10.38**
Institutional Class
Actual	$ 1,000.00	$ 997.70	$ 5.24**
HypotheticalA	$ 1,000.00	$ 1,019.68	$ 5.32**

A 5% return per year before expenses

*Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.30%**
Class T	1.55%**
Class B	2.05%**
Class C	2.05%**
Institutional Class	1.05%**

**If changes to voluntary expense limitations effective February 1, 2005 had been in effect during the period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as follows:

Annual Report

	Annualized Expense Ratio	Expenses Paid
Class A	1.25%
Actual		$ 6.24
HypotheticalA		$ 6.33
Class T	1.50%
Actual		$ 7.49
HypotheticalA		$ 7.59
Class B	2.00%
Actual		$ 9.96
HypotheticalA		$ 10.13
Class C	2.00%
Actual		$ 9.96
HypotheticalA		$ 10.13
Institutional Class	1.00%
Actual		$ 4.99
HypotheticalA		$ 5.06

A 5% return per year before expenses

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Dell, Inc.	5.7	3.4
Microsoft Corp.	3.8	5.2
Schering-Plough Corp.	3.6	2.0
Flextronics International Ltd.	3.2	2.1
Pfizer, Inc.	3.1	6.3
Wyeth	2.6	1.2
Procter & Gamble Co.	2.4	2.5
National Instruments Corp.	2.3	0.0
Foot Locker, Inc.	2.0	0.0
Wal-Mart Stores, Inc.	2.0	2.1
	30.7
Top Five Market Sectors as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	36.7	29.7
Health Care	19.7	28.1
Consumer Discretionary	9.6	11.1
Industrials	7.0	6.8
Consumer Staples	6.3	12.4
Asset Allocation (% of fund's net assets)
As of November 30, 2004 *		As of May 31, 2004 **
	Stocks 93.3%		Stocks 98.6%
	Short-Term Investments and Net Other Assets 6.7%		Short-Term Investments and Net Other Assets 1.4%
* Foreign investments	5.5%	** Foreign investments	4.2%

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Common Stocks - 93.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 9.6%
Automobiles - 0.6%
Harley-Davidson, Inc.	2,600	$ 150,332
Internet & Catalog Retail - 0.4%
eBay, Inc. (a)	800	89,960
Media - 5.4%
Fox Entertainment Group, Inc. Class A (a)	4,300	126,420
Getty Images, Inc. (a)	3,800	221,350
Lamar Advertising Co. Class A (a)	6,800	268,192
Radio One, Inc. Class D (non-vtg.) (a)	5,500	76,725
Spanish Broadcasting System, Inc. Class A (a)	26,100	279,009
Univision Communications, Inc. Class A (a)	11,500	346,150
		1,317,846
Specialty Retail - 3.2%
Foot Locker, Inc.	19,300	501,414
RadioShack Corp.	7,700	243,089
Ross Stores, Inc.	1,900	51,110
		795,613
TOTAL CONSUMER DISCRETIONARY		2,353,751
CONSUMER STAPLES - 6.3%
Beverages - 1.1%
PepsiCo, Inc.	5,300	264,523
Food & Staples Retailing - 2.8%
CVS Corp.	4,200	190,554
Wal-Mart Stores, Inc.	9,500	494,570
		685,124
Household Products - 2.4%
Procter & Gamble Co.	11,200	598,976
TOTAL CONSUMER STAPLES		1,548,623
ENERGY - 6.3%
Energy Equipment & Services - 5.2%
BJ Services Co.	8,700	440,829
Nabors Industries Ltd. (a)	6,800	353,600
National-Oilwell, Inc. (a)	7,600	275,120
Pride International, Inc. (a)	10,600	207,336
		1,276,885
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - 1.1%
Teekay Shipping Corp.	2,500	$ 133,150
Valero Energy Corp.	2,600	121,654
		254,804
TOTAL ENERGY		1,531,689
FINANCIALS - 4.6%
Capital Markets - 0.3%
Harris & Harris Group, Inc. (a)	4,800	70,848
Commercial Banks - 1.7%
Bank of America Corp.	2,600	120,302
North Fork Bancorp, Inc., New York	4,050	116,640
Wachovia Corp.	3,400	175,950
		412,892
Consumer Finance - 0.5%
American Express Co.	2,300	128,133
Insurance - 1.6%
American International Group, Inc.	6,100	386,435
Thrifts & Mortgage Finance - 0.5%
Golden West Financial Corp., Delaware	1,100	131,164
TOTAL FINANCIALS		1,129,472
HEALTH CARE - 19.7%
Biotechnology - 2.8%
Biogen Idec, Inc. (a)	1,500	88,020
Genentech, Inc. (a)	3,400	164,050
ImmunoGen, Inc. (a)	16,300	127,466
Millennium Pharmaceuticals, Inc. (a)	15,900	200,658
ONYX Pharmaceuticals, Inc. (a)	1,000	31,280
OSI Pharmaceuticals, Inc. (a)	800	38,064
Protein Design Labs, Inc. (a)	2,800	50,736
		700,274
Health Care Equipment & Supplies - 4.1%
Cholestech Corp. (a)	9,800	78,400
Kinetic Concepts, Inc.	1,500	95,130
Medtronic, Inc.	10,200	490,110
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
ResMed, Inc. (a)	1,500	$ 75,090
St. Jude Medical, Inc. (a)	6,800	259,352
		998,082
Health Care Providers & Services - 2.0%
McKesson Corp.	3,800	112,290
UnitedHealth Group, Inc.	3,360	278,376
WebMD Corp. (a)	15,100	109,475
		500,141
Pharmaceuticals - 10.8%
Eli Lilly & Co.	2,600	138,658
IVAX Corp. (a)	8,950	139,710
Pfizer, Inc.	27,220	755,899
Schering-Plough Corp.	50,000	892,500
Watson Pharmaceuticals, Inc. (a)	2,300	66,815
Wyeth	16,100	641,907
		2,635,489
TOTAL HEALTH CARE		4,833,986
INDUSTRIALS - 7.0%
Aerospace & Defense - 2.3%
Honeywell International, Inc.	13,200	466,356
The Boeing Co.	1,900	101,783
		568,139
Industrial Conglomerates - 1.0%
General Electric Co.	6,800	240,448
Machinery - 1.7%
Greenbrier Companies, Inc.	4,400	130,856
Trinity Industries, Inc.	8,000	282,800
		413,656
Road & Rail - 2.0%
Burlington Northern Santa Fe Corp.	5,500	247,720
Norfolk Southern Corp.	7,300	250,609
		498,329
TOTAL INDUSTRIALS		1,720,572
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - 36.7%
Communications Equipment - 2.6%
Cisco Systems, Inc. (a)	19,300	$ 361,103
Juniper Networks, Inc. (a)	9,600	264,288
		625,391
Computers & Peripherals - 7.9%
Dell, Inc. (a)	34,400	1,393,887
EMC Corp. (a)	8,700	116,754
UNOVA, Inc. (a)	19,200	425,472
		1,936,113
Electronic Equipment & Instruments - 10.3%
Benchmark Electronics, Inc. (a)	4,200	147,210
Flextronics International Ltd. (a)	54,100	776,335
Jabil Circuit, Inc. (a)	19,700	493,682
National Instruments Corp.	20,100	574,860
Solectron Corp. (a)	73,100	456,875
Symbol Technologies, Inc.	5,300	80,348
		2,529,310
Internet Software & Services - 1.3%
Yahoo!, Inc. (a)	8,700	327,294
Semiconductors & Semiconductor Equipment - 6.9%
Analog Devices, Inc.	3,800	140,410
Applied Materials, Inc. (a)	14,300	237,952
Integrated Circuit Systems, Inc. (a)	9,000	212,760
Intersil Corp. Class A	19,700	317,170
LTX Corp. (a)	35,900	256,326
Micrel, Inc. (a)	16,300	174,084
Silicon Laboratories, Inc. (a)	5,800	174,812
Teradyne, Inc. (a)	800	13,648
Varian Semiconductor Equipment Associates, Inc. (a)	4,500	159,840
		1,687,002
Software - 7.7%
Microsoft Corp.	34,800	932,988
Oracle Corp. (a)	25,000	316,500
Quest Software, Inc. (a)	27,600	427,248
Siebel Systems, Inc. (a)	20,100	202,608
		1,879,344
TOTAL INFORMATION TECHNOLOGY		8,984,454
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - 3.1%
Chemicals - 2.9%
NOVA Chemicals Corp.	8,800	$ 408,112
PolyOne Corp. (a)	31,900	294,437
		702,549
Metals & Mining - 0.2%
Freeport-McMoRan Copper & Gold, Inc. Class B	1,100	43,043
TOTAL MATERIALS		745,592
TOTAL COMMON STOCKS (Cost $22,531,252)		22,848,139
Money Market Funds - 6.5%

Fidelity Cash Central Fund, 1.98% (b) (Cost $1,594,130)	1,594,130	1,594,130
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $24,125,382)		24,442,269
NET OTHER ASSETS - 0.2%		41,020
NET ASSETS - 100%		$ 24,483,289
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

Income Tax Information

At November 30, 2004, the fund had a capital loss carryforward of approximately $11,488,000 of which $3,616,000, $5,708,000 and $2,164,000 will expire on November 30, 2009, 2010 and 2011, respectively.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

November 30, 2004

Assets
Investment in securities, at value (cost $24,125,382) - See accompanying schedule		$ 24,442,269
Receivable for fund shares sold		35,202
Dividends receivable		134,776
Interest receivable		782
Prepaid expenses		108
Receivable from investment adviser for expense reductions		9,258
Other receivables		5,163
Total assets		24,627,558

Liabilities
Payable for fund shares redeemed	$ 76,139
Accrued management fee	11,635
Transfer agent fee payable	12,740
Distribution fees payable	12,400
Other affiliated payables	2,750
Other payables and accrued expenses	28,605
Total liabilities		144,269

Net Assets		$ 24,483,289
Net Assets consist of:
Paid in capital		$ 35,714,800
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(11,548,398)
Net unrealized appreciation (depreciation) on investments		316,887
Net Assets		$ 24,483,289

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($5,691,469 ÷ 662,778 shares)	$ 8.59

Maximum offering price per share (100/94.25 of $8.59)	$ 9.11
Class T: Net Asset Value and redemption price per share ($10,200,074 ÷ 1,207,583 shares)	$ 8.45

Maximum offering price per share (100/96.50 of $8.45)	$ 8.76
Class B: Net Asset Value and offering price per share ($5,757,291 ÷ 700,938 shares) A	$ 8.21

Class C: Net Asset Value and offering price per share ($2,687,907 ÷ 328,806 shares) A	$ 8.17

Institutional Class: Net Asset Value, offering price and redemption price per share ($146,548 ÷ 16,893.4 shares)	$ 8.67

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Year ended November 30, 2004

Investment Income
Dividends		$ 217,186
Special Dividends		111,300
Interest		6,703
Security lending		1,169
Total income		336,358

Expenses
Management fee	$ 145,146
Transfer agent fees	166,104
Distribution fees	159,599
Accounting and security lending fees	35,287
Non-interested trustees' compensation	133
Custodian fees and expenses	8,917
Registration fees	53,896
Audit	37,443
Legal	5,988
Miscellaneous	7,208
Total expenses before reductions	619,721
Expense reductions	(207,787)	411,934
Net investment income (loss)		(75,576)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	2,244,688
Foreign currency transactions	570
Total net realized gain (loss)		2,245,258
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,471,229)
Assets and liabilities in foreign currencies	(45)
Total change in net unrealized appreciation (depreciation)		(1,471,274)
Net gain (loss)		773,984
Net increase (decrease) in net assets resulting from operations		$ 698,408

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2004	Year ended November 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (75,576)	$ (113,667)
Net realized gain (loss)	2,245,258	(183,726)
Change in net unrealized appreciation (depreciation)	(1,471,274)	3,078,995
Net increase (decrease) in net assets resulting from operations	698,408	2,781,602
Share transactions - net increase (decrease)	(355,598)	(34,937)
Total increase (decrease) in net assets	342,810	2,746,665

Net Assets
Beginning of period	24,140,479	21,393,814
End of period	$ 24,483,289	$ 24,140,479

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 8.28	$ 7.26	$ 10.92	$ 13.71	$ 15.01
Income from Investment Operations
Net investment income (loss) C	.01 D	(.01)	(.05)	(.01)	(.02)
Net realized and unrealized gain (loss)	.30	1.03	(3.61)	(1.62)	.44
Total from investment operations	.31	1.02	(3.66)	(1.63)	.42
Distributions from net realized gain	-	-	-	(1.16)	(1.72)
Net asset value, end of period	$ 8.59	$ 8.28	$ 7.26	$ 10.92	$ 13.71
Total Return A, B	3.74%	14.05%	(33.52)%	(13.13)%	2.40%
Ratios to Average Net Assets E
Expenses before expense reductions	2.02%	2.28%	2.03%	1.70%	1.61%
Expenses net of voluntary waivers, if any	1.30%	1.33%	1.32%	1.30%	1.30%
Expenses net of all reductions	1.25%	1.25%	1.23%	1.26%	1.30%
Net investment income (loss)	.08%	(.14)%	(.62)%	(.05)%	(.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,691	$ 4,076	$ 3,491	$ 4,271	$ 4,925
Portfolio turnover rate	149%	188%	241%	334%	102%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 8.16	$ 7.18	$ 10.83	$ 13.62	$ 14.93
Income from Investment Operations
Net investment income (loss) C	(.01) D	(.03)	(.08)	(.03)	(.05)
Net realized and unrealized gain (loss)	.30	1.01	(3.57)	(1.64)	.42
Total from investment operations	.29	.98	(3.65)	(1.67)	.37
Distributions from net realized gain	-	-	-	(1.12)	(1.68)
Net asset value, end of period	$ 8.45	$ 8.16	$ 7.18	$ 10.83	$ 13.62
Total Return A, B	3.55%	13.65%	(33.70)%	(13.49)%	2.06%
Ratios to Average Net Assets E
Expenses before expense reductions	2.39%	2.64%	2.37%	2.10%	1.88%
Expenses net of voluntary waivers, if any	1.55%	1.58%	1.57%	1.55%	1.55%
Expenses net of all reductions	1.50%	1.50%	1.48%	1.50%	1.54%
Net investment income (loss)	(.17)%	(.39)%	(.86)%	(.29)%	(.35)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,200	$ 9,905	$ 8,925	$ 16,165	$ 19,047
Portfolio turnover rate	149%	188%	241%	334%	102%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 7.98	$ 7.05	$ 10.67	$ 13.44	$ 14.76
Income from Investment Operations
Net investment income (loss) C	(.05) D	(.06)	(.12)	(.09)	(.13)
Net realized and unrealized gain (loss)	.28	.99	(3.50)	(1.63)	.43
Total from investment operations	.23	.93	(3.62)	(1.72)	.30
Distributions from net realized gain	-	-	-	(1.05)	(1.62)
Net asset value, end of period	$ 8.21	$ 7.98	$ 7.05	$ 10.67	$ 13.44
Total Return A, B	2.88%	13.19%	(33.93)%	(14.00)%	1.58%
Ratios to Average Net Assets E
Expenses before expense reductions	2.82%	2.96%	2.70%	2.44%	2.33%
Expenses net of voluntary waivers, if any	2.05%	2.05%	2.05%	2.05%	2.05%
Expenses net of all reductions	2.00%	1.97%	1.96%	2.01%	2.05%
Net investment income (loss)	(.67)%	(.86)%	(1.34)%	(.80)%	(.85)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,757	$ 7,634	$ 6,921	$ 12,487	$ 15,682
Portfolio turnover rate	149%	188%	241%	334%	102%
A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 7.94	$ 7.02	$ 10.64	$ 13.41	$ 14.75
Income from Investment Operations
Net investment income (loss) C	(.05) D	(.06)	(.12)	(.09)	(.13)
Net realized and unrealized gain (loss)	.28	.98	(3.50)	(1.61)	.45
Total from investment operations	.23	.92	(3.62)	(1.70)	.32
Distributions from net realized gain	-	-	-	(1.07)	(1.66)
Net asset value, end of period	$ 8.17	$ 7.94	$ 7.02	$ 10.64	$ 13.41
Total Return A, B	2.90%	13.11%	(34.02)%	(13.90)%	1.71%
Ratios to Average Net Assets E
Expenses before expense reductions	2.70%	2.91%	2.68%	2.47%	2.41%
Expenses net of voluntary waivers, if any	2.05%	2.05%	2.05%	2.05%	2.05%
Expenses net of all reductions	2.00%	1.97%	1.96%	2.00%	2.04%
Net investment income (loss)	(.67)%	(.86)%	(1.34)%	(.79)%	(.85)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,688	$ 2,379	$ 1,758	$ 3,186	$ 2,763
Portfolio turnover rate	149%	188%	241%	334%	102%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 8.34	$ 7.30	$ 10.95	$ 13.77	$ 15.07
Income from Investment Operations
Net investment income (loss) B	.03 C	.01	(.03)	.02	.02
Net realized and unrealized gain (loss)	.30	1.03	(3.62)	(1.65)	.44
Total from investment operations	.33	1.04	(3.65)	(1.63)	.46
Distributions from net investment income	-	-	-	(.02)	-
Distributions from net realized gain	-	-	-	(1.17)	(1.76)
Total distributions	-	-	-	(1.19)	(1.76)
Net asset value, end of period	$ 8.67	$ 8.34	$ 7.30	$ 10.95	$ 13.77
Total Return A	3.96%	14.25%	(33.33)%	(13.09)%	2.68%
Ratios to Average Net Assets D
Expenses before expense reductions	1.40%	1.50%	1.39%	1.26%	1.21%
Expenses net of voluntary waivers, if any	1.05%	1.05%	1.05%	1.05%	1.05%
Expenses net of all reductions	1.00%	.97%	.95%	1.00%	1.05%
Net investment income (loss)	.33%	.14%	(.34)%	.21%	.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 147	$ 146	$ 300	$ 488	$ 615
Portfolio turnover rate	149%	188%	241%	334%	102%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.04 per share.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2004

1. Significant Accounting Policies.

Fidelity Advisor Strategic Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,656,555
Unrealized depreciation	(1,400,152)
Net unrealized appreciation (depreciation)	256,403
Capital loss carryforward	(11,487,912)

Cost for federal income tax purposes	$ 24,185,866

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $36,678,108 and $38,199,942, respectively.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 12,989	$ -
Class T	.25%	.25%	52,244	110
Class B	.75%	.25%	68,184	51,174
Class C	.75%	.25%	26,182	6,341
			$ 159,599	$ 57,625

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,499
Class T	6,599
Class B*	13,079
Class C*	407
$ 24,584

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 31,247.60
Class T	75,843.73
Class B	44,689.66
Class C	13,987.53
Institutional Class	338.23
	$ 166,104

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $6,662 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,032 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding.

Annual Report

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class A	1.30%	$ 37,262
Class T	1.55%	88,005
Class B	2.05%	52,597
Class C	2.05%	17,090
Institutional Class	1.05%	507
		$ 195,461

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $12,326 for the period.

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended November 30,		Years ended November 30,
	2004	2003	2004	2003
Class A
Shares sold	345,482	146,369	$ 2,959,462	$ 1,082,607
Shares redeemed	(175,037)	(134,658)	(1,460,466)	(994,773)
Net increase (decrease)	170,445	11,711	$ 1,498,996	$ 87,834
Class T
Shares sold	323,002	335,511	$ 2,719,325	$ 2,409,539
Shares redeemed	(328,793)	(364,905)	(2,737,059)	(2,597,713)
Net increase (decrease)	(5,791)	(29,394)	$ (17,734)	$ (188,174)
Class B
Shares sold	171,191	214,593	$ 1,414,137	$ 1,528,100
Shares redeemed	(427,224)	(239,509)	(3,494,610)	(1,663,892)
Net increase (decrease)	(256,033)	(24,916)	$ (2,080,473)	$ (135,792)
Class C
Shares sold	115,490	117,587	$ 945,622	$ 830,565
Shares redeemed	(86,332)	(68,322)	(696,786)	(471,571)
Net increase (decrease)	29,158	49,265	$ 248,836	$ 358,994
Institutional Class
Shares sold	1	855	$ 5	$ 6,000
Shares redeemed	(584)	(24,396)	(5,228)	(163,799)
Net increase (decrease)	(583)	(23,541)	$ (5,223)	$ (157,799)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Strategic Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Strategic Growth Fund (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Strategic Growth Fund as of November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 19, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Fidelity Advisor Strategic Growth Fund (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of
the Institute of Electrical and Electronics Engineers (IEEE) (2000).
Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of
Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously,
Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001).
He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

John B. McDowell (46)

Year of Election or Appointment: 2002

Vice President of Fidelity Advisor Strategic Growth Fund. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Brian Hanson (30)

Year of Election or Appointment: 2004

Vice President of Fidelity Advisor Strategic Growth Fund. Mr. Hanson also serves as Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Hanson worked as an analyst and manager. Mr. Hanson also serves as Vice President of FMR (2004) and FMR Co., Inc. (2004).

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Fidelity Advisor Strategic Growth Fund. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984)
and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Fidelity Advisor Strategic Growth Fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Fidelity Advisor Strategic Growth Fund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Fidelity Advisor Strategic Growth Fund.
Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity Advisor Strategic Growth Fund.
Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Fidelity Advisor Strategic Growth Fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Fidelity Advisor Strategic Growth Fund.
Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1996 Assistant Treasurer of Fidelity Advisor Strategic Growth Fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)

Year of Election or Appointment: 2004

Assistant Treasurer of Fidelity Advisor Strategic Growth Fund.
Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

Year of Election or Appointment: 2002

Assistant Treasurer of Fidelity Advisor Strategic Growth Fund.
Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Fidelity Advisor Strategic Growth Fund. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Fidelity Advisor Strategic Growth Fund.
Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000)
and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 17, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	16,294,841,572.46	67.846
Against	4,036,653,996.81	16.807
Abstain	993,877,882.58	4.139
Broker Non-Votes	2,691,734,610.28	11.208
TOTAL	24,017,108,062.13	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	22,840,552,929.63	95.101
Withheld	1,176,555,132.50	4.899
TOTAL	24,017,108,062.13	100.000
Ralph F. Cox
Affirmative	22,814,730,343.25	94.994
Withheld	1,202,377,718.88	5.006
TOTAL	24,017,108,062.13	100.000
Laura B. Cronin
Affirmative	22,827,669,460.37	95.048
Withheld	1,189,438,601.76	4.952
TOTAL	24,017,108,062.13	100.000
Robert M. Gates
Affirmative	22,832,759,061.32	95.069
Withheld	1,184,349,000.81	4.931
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
George H. Heilmeier
Affirmative	22,837,906,059.00	95.090
Withheld	1,179,202,003.13	4.910
TOTAL	24,017,108,062.13	100.000
Abigail P. Johnson
Affirmative	22,819,456,149.99	95.013
Withheld	1,197,651,912.14	4.987
TOTAL	24,017,108,062.13	100.000
Edward C. Johnson 3d
Affirmative	22,810,259,696.01	94.975
Withheld	1,206,848,366.12	5.025
TOTAL	24,017,108,062.13	100.000
Donald J. Kirk
Affirmative	22,822,861,358.25	95.028
Withheld	1,194,246,703.88	4.972
TOTAL	24,017,108,062.13	100.000
Marie L. Knowles
Affirmative	22,840,012,715.43	95.099
Withheld	1,177,095,346.70	4.901
TOTAL	24,017,108,062.13	100.000
Ned C. Lautenbach
Affirmative	22,844,948,054.36	95.119
Withheld	1,172,160,007.77	4.881
TOTAL	24,017,108,062.13	100.000
Marvin L. Mann
Affirmative	22,823,351,253.51	95.030
Withheld	1,193,756,808.62	4.970
TOTAL	24,017,108,062.13	100.000
William O. McCoy
Affirmative	22,824,777,791.95	95.035
Withheld	1,192,330,270.18	4.965
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	22,847,253,473.29	95.129
Withheld	1,169,854,588.84	4.871
TOTAL	24,017,108,062.13	100.000
William S. Stavropoulos
Affirmative	22,836,942,275.18	95.086
Withheld	1,180,165,786.95	4.914
TOTAL	24,017,108,062.13	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

ATQG-UANN-0105
1.786699.101

Fidelity® Advisor

Strategic Growth

Fund - Institutional Class

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	16	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	25	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	32
Trustees and Officers	33
Proxy Voting Results	43

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2004	Past 1 year	Past 5 years	Life of fund A
Institutional Class	3.96%	-6.71%	1.26%

A From December 31, 1996.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Strategic Growth Fund - Institutional Class on December 31, 1996, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Brian Hanson, Portfolio Manager of Fidelity® Advisor Strategic Growth Fund

Despite surging oil prices, a struggling job market and four interest rate hikes in a five-month span, U.S. equity markets posted solid results for the 12-month period ending November 30, 2004, and were closing in on a second straight year in the black. There was great disparity in the market during the past year. For instance, value stocks trounced their growth counterparts during the period. To illustrate, the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, small- and mid-cap stocks vastly outperformed larger-cap stocks. Energy was the best-performing sector of the market, propelled by a spike in oil prices. Conversely, technology stocks dipped lower in response to a slowdown in corporate capital spending. For the 12-month period overall, the Standard & Poor's 500SM Index returned 12.86% - slightly above its historical average. Elsewhere, the Dow Jones Industrial AverageSM rose 8.87% and the tech-heavy NASDAQ Composite® Index advanced 7.50%.

For the 12 months that ended on November 30, 2004, Fidelity® Advisor Strategic Growth Fund's Institutional Class shares returned 3.96%, while the Russell 1000® Growth Index gained 5.83% and the LipperSM Growth Funds Average rose 9.52%. The fund lagged its benchmarks mainly because of its bias toward large-cap growth stocks, which have been underperforming the more rapidly advancing small- and mid-cap growth stocks during this stage of the business cycle. Underweighting the retail space, which generally did well during the period, and overweighting pharmaceuticals, which performed poorly, also held back performance. Among stocks that hurt, chip maker Intersil was the biggest detractor versus the index, missing its goal of surpassing industry-average earnings. Underweightings in better-than-expected performers Home Depot, the do-it-yourself-chain, and wireless technology pioneer QUALCOMM also hurt performance. Contributors included Solectron, the electronics contract manufacturer, and BJ Services, an oil services provider, both of which benefited from positive industry-specific trends.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class A
Actual	$ 1,000.00	$ 997.70	$ 6.49**
HypotheticalA	$ 1,000.00	$ 1,018.42	$ 6.58**
Class T
Actual	$ 1,000.00	$ 996.50	$ 7.74**
HypotheticalA	$ 1,000.00	$ 1,017.15	$ 7.85**
Class B
Actual	$ 1,000.00	$ 992.70	$ 10.21**
HypotheticalA	$ 1,000.00	$ 1,014.62	$ 10.38**
Class C
Actual	$ 1,000.00	$ 992.70	$ 10.21**
HypotheticalA	$ 1,000.00	$ 1,014.62	$ 10.38**
Institutional Class
Actual	$ 1,000.00	$ 997.70	$ 5.24**
HypotheticalA	$ 1,000.00	$ 1,019.68	$ 5.32**

A 5% return per year before expenses

*Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.30%**
Class T	1.55%**
Class B	2.05%**
Class C	2.05%**
Institutional Class	1.05%**

**If changes to voluntary expense limitations effective February 1, 2005 had been in effect during the period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as follows:

Annual Report

	Annualized Expense Ratio	Expenses Paid
Class A	1.25%
Actual		$ 6.24
HypotheticalA		$ 6.33
Class T	1.50%
Actual		$ 7.49
HypotheticalA		$ 7.59
Class B	2.00%
Actual		$ 9.96
HypotheticalA		$ 10.13
Class C	2.00%
Actual		$ 9.96
HypotheticalA		$ 10.13
Institutional Class	1.00%
Actual		$ 4.99
HypotheticalA		$ 5.06

A 5% return per year before expenses

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Dell, Inc.	5.7	3.4
Microsoft Corp.	3.8	5.2
Schering-Plough Corp.	3.6	2.0
Flextronics International Ltd.	3.2	2.1
Pfizer, Inc.	3.1	6.3
Wyeth	2.6	1.2
Procter & Gamble Co.	2.4	2.5
National Instruments Corp.	2.3	0.0
Foot Locker, Inc.	2.0	0.0
Wal-Mart Stores, Inc.	2.0	2.1
	30.7
Top Five Market Sectors as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	36.7	29.7
Health Care	19.7	28.1
Consumer Discretionary	9.6	11.1
Industrials	7.0	6.8
Consumer Staples	6.3	12.4
Asset Allocation (% of fund's net assets)
As of November 30, 2004 *		As of May 31, 2004 **
	Stocks 93.3%		Stocks 98.6%
	Short-Term Investments and Net Other Assets 6.7%		Short-Term Investments and Net Other Assets 1.4%
* Foreign investments	5.5%	** Foreign investments	4.2%

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Common Stocks - 93.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 9.6%
Automobiles - 0.6%
Harley-Davidson, Inc.	2,600	$ 150,332
Internet & Catalog Retail - 0.4%
eBay, Inc. (a)	800	89,960
Media - 5.4%
Fox Entertainment Group, Inc. Class A (a)	4,300	126,420
Getty Images, Inc. (a)	3,800	221,350
Lamar Advertising Co. Class A (a)	6,800	268,192
Radio One, Inc. Class D (non-vtg.) (a)	5,500	76,725
Spanish Broadcasting System, Inc. Class A (a)	26,100	279,009
Univision Communications, Inc. Class A (a)	11,500	346,150
		1,317,846
Specialty Retail - 3.2%
Foot Locker, Inc.	19,300	501,414
RadioShack Corp.	7,700	243,089
Ross Stores, Inc.	1,900	51,110
		795,613
TOTAL CONSUMER DISCRETIONARY		2,353,751
CONSUMER STAPLES - 6.3%
Beverages - 1.1%
PepsiCo, Inc.	5,300	264,523
Food & Staples Retailing - 2.8%
CVS Corp.	4,200	190,554
Wal-Mart Stores, Inc.	9,500	494,570
		685,124
Household Products - 2.4%
Procter & Gamble Co.	11,200	598,976
TOTAL CONSUMER STAPLES		1,548,623
ENERGY - 6.3%
Energy Equipment & Services - 5.2%
BJ Services Co.	8,700	440,829
Nabors Industries Ltd. (a)	6,800	353,600
National-Oilwell, Inc. (a)	7,600	275,120
Pride International, Inc. (a)	10,600	207,336
		1,276,885
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - 1.1%
Teekay Shipping Corp.	2,500	$ 133,150
Valero Energy Corp.	2,600	121,654
		254,804
TOTAL ENERGY		1,531,689
FINANCIALS - 4.6%
Capital Markets - 0.3%
Harris & Harris Group, Inc. (a)	4,800	70,848
Commercial Banks - 1.7%
Bank of America Corp.	2,600	120,302
North Fork Bancorp, Inc., New York	4,050	116,640
Wachovia Corp.	3,400	175,950
		412,892
Consumer Finance - 0.5%
American Express Co.	2,300	128,133
Insurance - 1.6%
American International Group, Inc.	6,100	386,435
Thrifts & Mortgage Finance - 0.5%
Golden West Financial Corp., Delaware	1,100	131,164
TOTAL FINANCIALS		1,129,472
HEALTH CARE - 19.7%
Biotechnology - 2.8%
Biogen Idec, Inc. (a)	1,500	88,020
Genentech, Inc. (a)	3,400	164,050
ImmunoGen, Inc. (a)	16,300	127,466
Millennium Pharmaceuticals, Inc. (a)	15,900	200,658
ONYX Pharmaceuticals, Inc. (a)	1,000	31,280
OSI Pharmaceuticals, Inc. (a)	800	38,064
Protein Design Labs, Inc. (a)	2,800	50,736
		700,274
Health Care Equipment & Supplies - 4.1%
Cholestech Corp. (a)	9,800	78,400
Kinetic Concepts, Inc.	1,500	95,130
Medtronic, Inc.	10,200	490,110
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
ResMed, Inc. (a)	1,500	$ 75,090
St. Jude Medical, Inc. (a)	6,800	259,352
		998,082
Health Care Providers & Services - 2.0%
McKesson Corp.	3,800	112,290
UnitedHealth Group, Inc.	3,360	278,376
WebMD Corp. (a)	15,100	109,475
		500,141
Pharmaceuticals - 10.8%
Eli Lilly & Co.	2,600	138,658
IVAX Corp. (a)	8,950	139,710
Pfizer, Inc.	27,220	755,899
Schering-Plough Corp.	50,000	892,500
Watson Pharmaceuticals, Inc. (a)	2,300	66,815
Wyeth	16,100	641,907
		2,635,489
TOTAL HEALTH CARE		4,833,986
INDUSTRIALS - 7.0%
Aerospace & Defense - 2.3%
Honeywell International, Inc.	13,200	466,356
The Boeing Co.	1,900	101,783
		568,139
Industrial Conglomerates - 1.0%
General Electric Co.	6,800	240,448
Machinery - 1.7%
Greenbrier Companies, Inc.	4,400	130,856
Trinity Industries, Inc.	8,000	282,800
		413,656
Road & Rail - 2.0%
Burlington Northern Santa Fe Corp.	5,500	247,720
Norfolk Southern Corp.	7,300	250,609
		498,329
TOTAL INDUSTRIALS		1,720,572
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - 36.7%
Communications Equipment - 2.6%
Cisco Systems, Inc. (a)	19,300	$ 361,103
Juniper Networks, Inc. (a)	9,600	264,288
		625,391
Computers & Peripherals - 7.9%
Dell, Inc. (a)	34,400	1,393,887
EMC Corp. (a)	8,700	116,754
UNOVA, Inc. (a)	19,200	425,472
		1,936,113
Electronic Equipment & Instruments - 10.3%
Benchmark Electronics, Inc. (a)	4,200	147,210
Flextronics International Ltd. (a)	54,100	776,335
Jabil Circuit, Inc. (a)	19,700	493,682
National Instruments Corp.	20,100	574,860
Solectron Corp. (a)	73,100	456,875
Symbol Technologies, Inc.	5,300	80,348
		2,529,310
Internet Software & Services - 1.3%
Yahoo!, Inc. (a)	8,700	327,294
Semiconductors & Semiconductor Equipment - 6.9%
Analog Devices, Inc.	3,800	140,410
Applied Materials, Inc. (a)	14,300	237,952
Integrated Circuit Systems, Inc. (a)	9,000	212,760
Intersil Corp. Class A	19,700	317,170
LTX Corp. (a)	35,900	256,326
Micrel, Inc. (a)	16,300	174,084
Silicon Laboratories, Inc. (a)	5,800	174,812
Teradyne, Inc. (a)	800	13,648
Varian Semiconductor Equipment Associates, Inc. (a)	4,500	159,840
		1,687,002
Software - 7.7%
Microsoft Corp.	34,800	932,988
Oracle Corp. (a)	25,000	316,500
Quest Software, Inc. (a)	27,600	427,248
Siebel Systems, Inc. (a)	20,100	202,608
		1,879,344
TOTAL INFORMATION TECHNOLOGY		8,984,454
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - 3.1%
Chemicals - 2.9%
NOVA Chemicals Corp.	8,800	$ 408,112
PolyOne Corp. (a)	31,900	294,437
		702,549
Metals & Mining - 0.2%
Freeport-McMoRan Copper & Gold, Inc. Class B	1,100	43,043
TOTAL MATERIALS		745,592
TOTAL COMMON STOCKS (Cost $22,531,252)		22,848,139
Money Market Funds - 6.5%

Fidelity Cash Central Fund, 1.98% (b) (Cost $1,594,130)	1,594,130	1,594,130
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $24,125,382)		24,442,269
NET OTHER ASSETS - 0.2%		41,020
NET ASSETS - 100%		$ 24,483,289
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

Income Tax Information

At November 30, 2004, the fund had a capital loss carryforward of approximately $11,488,000 of which $3,616,000, $5,708,000 and $2,164,000 will expire on November 30, 2009, 2010 and 2011, respectively.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

November 30, 2004

Assets
Investment in securities, at value (cost $24,125,382) - See accompanying schedule		$ 24,442,269
Receivable for fund shares sold		35,202
Dividends receivable		134,776
Interest receivable		782
Prepaid expenses		108
Receivable from investment adviser for expense reductions		9,258
Other receivables		5,163
Total assets		24,627,558

Liabilities
Payable for fund shares redeemed	$ 76,139
Accrued management fee	11,635
Transfer agent fee payable	12,740
Distribution fees payable	12,400
Other affiliated payables	2,750
Other payables and accrued expenses	28,605
Total liabilities		144,269

Net Assets		$ 24,483,289
Net Assets consist of:
Paid in capital		$ 35,714,800
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(11,548,398)
Net unrealized appreciation (depreciation) on investments		316,887
Net Assets		$ 24,483,289

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($5,691,469 ÷ 662,778 shares)	$ 8.59

Maximum offering price per share (100/94.25 of $8.59)	$ 9.11
Class T: Net Asset Value and redemption price per share ($10,200,074 ÷ 1,207,583 shares)	$ 8.45

Maximum offering price per share (100/96.50 of $8.45)	$ 8.76
Class B: Net Asset Value and offering price per share ($5,757,291 ÷ 700,938 shares) A	$ 8.21

Class C: Net Asset Value and offering price per share ($2,687,907 ÷ 328,806 shares) A	$ 8.17

Institutional Class: Net Asset Value, offering price and redemption price per share ($146,548 ÷ 16,893.4 shares)	$ 8.67

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Year ended November 30, 2004

Investment Income
Dividends		$ 217,186
Special Dividends		111,300
Interest		6,703
Security lending		1,169
Total income		336,358

Expenses
Management fee	$ 145,146
Transfer agent fees	166,104
Distribution fees	159,599
Accounting and security lending fees	35,287
Non-interested trustees' compensation	133
Custodian fees and expenses	8,917
Registration fees	53,896
Audit	37,443
Legal	5,988
Miscellaneous	7,208
Total expenses before reductions	619,721
Expense reductions	(207,787)	411,934
Net investment income (loss)		(75,576)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	2,244,688
Foreign currency transactions	570
Total net realized gain (loss)		2,245,258
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,471,229)
Assets and liabilities in foreign currencies	(45)
Total change in net unrealized appreciation (depreciation)		(1,471,274)
Net gain (loss)		773,984
Net increase (decrease) in net assets resulting from operations		$ 698,408

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2004	Year ended November 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (75,576)	$ (113,667)
Net realized gain (loss)	2,245,258	(183,726)
Change in net unrealized appreciation (depreciation)	(1,471,274)	3,078,995
Net increase (decrease) in net assets resulting from operations	698,408	2,781,602
Share transactions - net increase (decrease)	(355,598)	(34,937)
Total increase (decrease) in net assets	342,810	2,746,665

Net Assets
Beginning of period	24,140,479	21,393,814
End of period	$ 24,483,289	$ 24,140,479

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 8.28	$ 7.26	$ 10.92	$ 13.71	$ 15.01
Income from Investment Operations
Net investment income (loss) C	.01 D	(.01)	(.05)	(.01)	(.02)
Net realized and unrealized gain (loss)	.30	1.03	(3.61)	(1.62)	.44
Total from investment operations	.31	1.02	(3.66)	(1.63)	.42
Distributions from net realized gain	-	-	-	(1.16)	(1.72)
Net asset value, end of period	$ 8.59	$ 8.28	$ 7.26	$ 10.92	$ 13.71
Total Return A, B	3.74%	14.05%	(33.52)%	(13.13)%	2.40%
Ratios to Average Net Assets E
Expenses before expense reductions	2.02%	2.28%	2.03%	1.70%	1.61%
Expenses net of voluntary waivers, if any	1.30%	1.33%	1.32%	1.30%	1.30%
Expenses net of all reductions	1.25%	1.25%	1.23%	1.26%	1.30%
Net investment income (loss)	.08%	(.14)%	(.62)%	(.05)%	(.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,691	$ 4,076	$ 3,491	$ 4,271	$ 4,925
Portfolio turnover rate	149%	188%	241%	334%	102%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 8.16	$ 7.18	$ 10.83	$ 13.62	$ 14.93
Income from Investment Operations
Net investment income (loss) C	(.01) D	(.03)	(.08)	(.03)	(.05)
Net realized and unrealized gain (loss)	.30	1.01	(3.57)	(1.64)	.42
Total from investment operations	.29	.98	(3.65)	(1.67)	.37
Distributions from net realized gain	-	-	-	(1.12)	(1.68)
Net asset value, end of period	$ 8.45	$ 8.16	$ 7.18	$ 10.83	$ 13.62
Total Return A, B	3.55%	13.65%	(33.70)%	(13.49)%	2.06%
Ratios to Average Net Assets E
Expenses before expense reductions	2.39%	2.64%	2.37%	2.10%	1.88%
Expenses net of voluntary waivers, if any	1.55%	1.58%	1.57%	1.55%	1.55%
Expenses net of all reductions	1.50%	1.50%	1.48%	1.50%	1.54%
Net investment income (loss)	(.17)%	(.39)%	(.86)%	(.29)%	(.35)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,200	$ 9,905	$ 8,925	$ 16,165	$ 19,047
Portfolio turnover rate	149%	188%	241%	334%	102%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 7.98	$ 7.05	$ 10.67	$ 13.44	$ 14.76
Income from Investment Operations
Net investment income (loss) C	(.05) D	(.06)	(.12)	(.09)	(.13)
Net realized and unrealized gain (loss)	.28	.99	(3.50)	(1.63)	.43
Total from investment operations	.23	.93	(3.62)	(1.72)	.30
Distributions from net realized gain	-	-	-	(1.05)	(1.62)
Net asset value, end of period	$ 8.21	$ 7.98	$ 7.05	$ 10.67	$ 13.44
Total Return A, B	2.88%	13.19%	(33.93)%	(14.00)%	1.58%
Ratios to Average Net Assets E
Expenses before expense reductions	2.82%	2.96%	2.70%	2.44%	2.33%
Expenses net of voluntary waivers, if any	2.05%	2.05%	2.05%	2.05%	2.05%
Expenses net of all reductions	2.00%	1.97%	1.96%	2.01%	2.05%
Net investment income (loss)	(.67)%	(.86)%	(1.34)%	(.80)%	(.85)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,757	$ 7,634	$ 6,921	$ 12,487	$ 15,682
Portfolio turnover rate	149%	188%	241%	334%	102%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 7.94	$ 7.02	$ 10.64	$ 13.41	$ 14.75
Income from Investment Operations
Net investment income (loss) C	(.05) D	(.06)	(.12)	(.09)	(.13)
Net realized and unrealized gain (loss)	.28	.98	(3.50)	(1.61)	.45
Total from investment operations	.23	.92	(3.62)	(1.70)	.32
Distributions from net realized gain	-	-	-	(1.07)	(1.66)
Net asset value, end of period	$ 8.17	$ 7.94	$ 7.02	$ 10.64	$ 13.41
Total Return A, B	2.90%	13.11%	(34.02)%	(13.90)%	1.71%
Ratios to Average Net Assets E
Expenses before expense reductions	2.70%	2.91%	2.68%	2.47%	2.41%
Expenses net of voluntary waivers, if any	2.05%	2.05%	2.05%	2.05%	2.05%
Expenses net of all reductions	2.00%	1.97%	1.96%	2.00%	2.04%
Net investment income (loss)	(.67)%	(.86)%	(1.34)%	(.79)%	(.85)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,688	$ 2,379	$ 1,758	$ 3,186	$ 2,763
Portfolio turnover rate	149%	188%	241%	334%	102%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 8.34	$ 7.30	$ 10.95	$ 13.77	$ 15.07
Income from Investment Operations
Net investment income (loss) B	.03 C	.01	(.03)	.02	.02
Net realized and unrealized gain (loss)	.30	1.03	(3.62)	(1.65)	.44
Total from investment operations	.33	1.04	(3.65)	(1.63)	.46
Distributions from net investment income	-	-	-	(.02)	-
Distributions from net realized gain	-	-	-	(1.17)	(1.76)
Total distributions	-	-	-	(1.19)	(1.76)
Net asset value, end of period	$ 8.67	$ 8.34	$ 7.30	$ 10.95	$ 13.77
Total Return A	3.96%	14.25%	(33.33)%	(13.09)%	2.68%
Ratios to Average Net Assets D
Expenses before expense reductions	1.40%	1.50%	1.39%	1.26%	1.21%
Expenses net of voluntary waivers, if any	1.05%	1.05%	1.05%	1.05%	1.05%
Expenses net of all reductions	1.00%	.97%	.95%	1.00%	1.05%
Net investment income (loss)	.33%	.14%	(.34)%	.21%	.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 147	$ 146	$ 300	$ 488	$ 615
Portfolio turnover rate	149%	188%	241%	334%	102%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.04 per share.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2004

1. Significant Accounting Policies.

Fidelity Advisor Strategic Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,656,555
Unrealized depreciation	(1,400,152)
Net unrealized appreciation (depreciation)	256,403
Capital loss carryforward	(11,487,912)

Cost for federal income tax purposes	$ 24,185,866

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $36,678,108 and $38,199,942, respectively.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 12,989	$ -
Class T	.25%	.25%	52,244	110
Class B	.75%	.25%	68,184	51,174
Class C	.75%	.25%	26,182	6,341
			$ 159,599	$ 57,625

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,499
Class T	6,599
Class B*	13,079
Class C*	407
$ 24,584

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 31,247.60
Class T	75,843.73
Class B	44,689.66
Class C	13,987.53
Institutional Class	338.23
	$ 166,104

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $6,662 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,032 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding.

Annual Report

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class A	1.30%	$ 37,262
Class T	1.55%	88,005
Class B	2.05%	52,597
Class C	2.05%	17,090
Institutional Class	1.05%	507
		$ 195,461

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $12,326 for the period.

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended November 30,		Years ended November 30,
	2004	2003	2004	2003
Class A
Shares sold	345,482	146,369	$ 2,959,462	$ 1,082,607
Shares redeemed	(175,037)	(134,658)	(1,460,466)	(994,773)
Net increase (decrease)	170,445	11,711	$ 1,498,996	$ 87,834
Class T
Shares sold	323,002	335,511	$ 2,719,325	$ 2,409,539
Shares redeemed	(328,793)	(364,905)	(2,737,059)	(2,597,713)
Net increase (decrease)	(5,791)	(29,394)	$ (17,734)	$ (188,174)
Class B
Shares sold	171,191	214,593	$ 1,414,137	$ 1,528,100
Shares redeemed	(427,224)	(239,509)	(3,494,610)	(1,663,892)
Net increase (decrease)	(256,033)	(24,916)	$ (2,080,473)	$ (135,792)
Class C
Shares sold	115,490	117,587	$ 945,622	$ 830,565
Shares redeemed	(86,332)	(68,322)	(696,786)	(471,571)
Net increase (decrease)	29,158	49,265	$ 248,836	$ 358,994
Institutional Class
Shares sold	1	855	$ 5	$ 6,000
Shares redeemed	(584)	(24,396)	(5,228)	(163,799)
Net increase (decrease)	(583)	(23,541)	$ (5,223)	$ (157,799)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Strategic Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Strategic Growth Fund (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Strategic Growth Fund as of November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 19, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Fidelity Advisor Strategic Growth Fund (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of
the Institute of Electrical and Electronics Engineers (IEEE) (2000).
Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of
Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously,
Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001).
He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

John B. McDowell (46)

Year of Election or Appointment: 2002

Vice President of Fidelity Advisor Strategic Growth Fund. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Brian Hanson (30)

Year of Election or Appointment: 2004

Vice President of Fidelity Advisor Strategic Growth Fund. Mr. Hanson also serves as Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Hanson worked as an analyst and manager. Mr. Hanson also serves as Vice President of FMR (2004) and FMR Co., Inc. (2004).

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Fidelity Advisor Strategic Growth Fund. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984)
and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Fidelity Advisor Strategic Growth Fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Fidelity Advisor Strategic Growth Fund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Fidelity Advisor Strategic Growth Fund.
Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity Advisor Strategic Growth Fund.
Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Fidelity Advisor Strategic Growth Fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Fidelity Advisor Strategic Growth Fund.
Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1996 Assistant Treasurer of Fidelity Advisor Strategic Growth Fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)

Year of Election or Appointment: 2004

Assistant Treasurer of Fidelity Advisor Strategic Growth Fund.
Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

Year of Election or Appointment: 2002

Assistant Treasurer of Fidelity Advisor Strategic Growth Fund.
Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Fidelity Advisor Strategic Growth Fund. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Fidelity Advisor Strategic Growth Fund.
Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000)
and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 17, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	16,294,841,572.46	67.846
Against	4,036,653,996.81	16.807
Abstain	993,877,882.58	4.139
Broker Non-Votes	2,691,734,610.28	11.208
TOTAL	24,017,108,062.13	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	22,840,552,929.63	95.101
Withheld	1,176,555,132.50	4.899
TOTAL	24,017,108,062.13	100.000
Ralph F. Cox
Affirmative	22,814,730,343.25	94.994
Withheld	1,202,377,718.88	5.006
TOTAL	24,017,108,062.13	100.000
Laura B. Cronin
Affirmative	22,827,669,460.37	95.048
Withheld	1,189,438,601.76	4.952
TOTAL	24,017,108,062.13	100.000
Robert M. Gates
Affirmative	22,832,759,061.32	95.069
Withheld	1,184,349,000.81	4.931
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
George H. Heilmeier
Affirmative	22,837,906,059.00	95.090
Withheld	1,179,202,003.13	4.910
TOTAL	24,017,108,062.13	100.000
Abigail P. Johnson
Affirmative	22,819,456,149.99	95.013
Withheld	1,197,651,912.14	4.987
TOTAL	24,017,108,062.13	100.000
Edward C. Johnson 3d
Affirmative	22,810,259,696.01	94.975
Withheld	1,206,848,366.12	5.025
TOTAL	24,017,108,062.13	100.000
Donald J. Kirk
Affirmative	22,822,861,358.25	95.028
Withheld	1,194,246,703.88	4.972
TOTAL	24,017,108,062.13	100.000
Marie L. Knowles
Affirmative	22,840,012,715.43	95.099
Withheld	1,177,095,346.70	4.901
TOTAL	24,017,108,062.13	100.000
Ned C. Lautenbach
Affirmative	22,844,948,054.36	95.119
Withheld	1,172,160,007.77	4.881
TOTAL	24,017,108,062.13	100.000
Marvin L. Mann
Affirmative	22,823,351,253.51	95.030
Withheld	1,193,756,808.62	4.970
TOTAL	24,017,108,062.13	100.000
William O. McCoy
Affirmative	22,824,777,791.95	95.035
Withheld	1,192,330,270.18	4.965
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	22,847,253,473.29	95.129
Withheld	1,169,854,588.84	4.871
TOTAL	24,017,108,062.13	100.000
William S. Stavropoulos
Affirmative	22,836,942,275.18	95.086
Withheld	1,180,165,786.95	4.914
TOTAL	24,017,108,062.13	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

ATQGI-UANN-0105
1.786700.101

Fidelity® Advisor

Asset Allocation

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	7	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	8	An example of shareholder expenses.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	23	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	32	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	41
Central Investment Portfolio Top Fifty Holdings	42	Top Fifty holdings of Fidelity High Income Central Investment Portfolio 1
Trustees and Officers	44
Distributions	54
Proxy Voting Results	55

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2004	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	6.18%	0.57%	1.98%
Class T (incl. 3.50% sales charge)	8.45%	0.77%	2.11%
Class B (incl. contingent deferred sales charge)B	6.77%	0.58%	2.06%
Class C (incl. contingent deferred sales charge) C	10.77%	0.99%	2.23%

A From December 28, 1998.

B Class B shares' contingent deferred sales charges included in the past one year, past five year, and life of fund total return figures are 5%, 2% and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five year, and life of fund total return figures are 1%, 0% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Asset Allocation Fund - Class T on December 28, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Richard Habermann, Portfolio Manager of Fidelity® Advisor Asset Allocation Fund

U.S. equity and investment-grade bond markets posted solid returns for the year ending November 30, 2004. Investors saw great disparity in the stock market. Value stocks trounced their growth counterparts, as the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, small- and mid-cap stocks vastly outperformed larger-cap stocks. For the year overall, the Russell 2000® Index - a proxy of small-cap stock performance - gained 17.26%, and the blue-chips' Dow Jones Industrial AverageSM rose 8.87%. Elsewhere, the Standard & Poor's 500SM Index returned 12.86% and the tech-heavy NASDAQ Composite® Index advanced 7.50%. After a slow start, bond markets rallied in much of 2004's second half. For the 12 months overall, the Lehman Brothers® Aggregate Bond Index rose 4.44%. Mortgage securities nipped corporate bonds for the best performance, as the Lehman Brothers Mortgage-Backed Securities and Credit Bond indexes rose 5.09% and 5.04%, respectively. Treasuries fared less well, advancing 3.43% according to the Lehman Brothers U.S. Treasury Index.

During the past year, the fund's Class A, Class T, Class B and Class C shares gained 12.66%, 12.39%, 11.77% and 11.77%, respectively, while the Fidelity Advisor Asset Allocation Composite Index rose 10.17% and the LipperSM Flexible Portfolio Funds Average returned 9.99%. It paid to overweight stocks and high-yield bonds, both of which outperformed investment-grade debt in a supportive environment for riskier assets. However, overweighting cash hurt relative to the composite index amid an upturn in bonds. Strong stock picking helped the domestic equity subportfolio easily outpace the S&P 500® and was the main reason the fund beat its benchmarks. Most of our gains versus the S&P® came from health care, led by a big position in UnitedHealth Group, which rallied sharply on robust earnings growth. Another plus was underweighting weak large-cap pharmaceutical stocks. Elsewhere, several cyclical holdings did well, including materials and homebuilding stocks such as Nucor and D.R. Horton, respectively. Underweighting technology also contributed, as did favoring turnarounds such as wireless tower operator SpectraSite. We shed some gains, however, by underweighting surging energy stocks such as Exxon Mobil, while overweighting lagging media stocks such as radio broadcasters Clear Channel Communications and Radio One. In fixed income, we had double-digit gains in our high-yield subportfolio, which helped our collective bond holdings soundly beat their benchmark.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class A
Actual	$ 1,000.00	$ 1,086.10	$ 6.68**
Hypothetical A	$ 1,000.00	$ 1,018.52	$ 6.48**
Class T
Actual	$ 1,000.00	$ 1,084.40	$ 8.13**
Hypothetical A	$ 1,000.00	$ 1,017.10	$ 7.90**
	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class B
Actual	$ 1,000.00	$ 1,081.50	$ 11.08**
Hypothetical A	$ 1,000.00	$ 1,014.22	$ 10.78**
Class C
Actual	$ 1,000.00	$ 1,082.60	$ 10.73**
Hypothetical A	$ 1,000.00	$ 1,014.57	$ 10.43**
Institutional Class
Actual	$ 1,000.00	$ 1,087.80	$ 4.70**
HypotheticalA	$ 1,000.00	$ 1,020.44	$ 4.56**

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.28%**
Class T	1.56%**
Class B	2.13%**
Class C	2.06%**
Institutional Class	.90%**

** If fees effective January 1, 2005 and changes to voluntary expense limitations effective February 1, 2005 had been in effect during the period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Expense Ratio	Expenses Paid
Class A	1.25%
Actual		$ 6.52
Hypothetical A		$ 6.33
Class T	1.50%
Actual		$ 7.82
Hypothetical A		$ 7.59
Class B	2.00%
Actual		$ 10.41
Hypothetical A		$ 10.13
Class C	2.00%
Actual		$ 10.41
Hypothetical A		$ 10.13
Institutional Class	.89%
Actual		$ 4.65
Hypothetical A		$ 4.51

A 5% return per year before expenses

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Nextel Communications, Inc. Class A	5.1	5.0
UnitedHealth Group, Inc.	4.7	4.6
American International Group, Inc.	3.7	2.8
Clear Channel Communications, Inc.	2.6	2.8
Affiliated Computer Services, Inc. Class A	1.7	1.7
D.R. Horton, Inc.	1.6	1.5
Ryland Group, Inc.	1.6	1.5
KB Home	1.5	1.1
NTL, Inc.	1.5	1.4
Bank of America Corp.	1.4	1.6
	25.4
Market Sectors as of November 30, 2004
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	16.4	17.4
Financials	11.2	11.5
Health Care	10.6	12.7
Information Technology	8.8	12.3
Industrials	8.4	6.3
Telecommunication Services	7.3	7.2
Materials	4.4	1.7
Energy	3.1	2.4
Consumer Staples	1.2	2.1
Utilities	0.0	0.1
Asset Allocation (% of fund's net assets)
As of November 30, 2004 *		As of May 31, 2004 **
	Stock class 74.0%		Stock class 77.0%
	Bond class 13.0%		Bond class 18.0%
	Short-term class 13.0%		Short-term class 5.0%
* Foreign investments	10.2%	** Foreign investments	9.0%

Asset allocations in the pie charts reflect the categorization of assets as defined in the fund's prospectus in effect as of the time periods indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of futures contracts and swap contracts, if applicable.

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central funds.

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Common Stocks - 71.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 16.4%
Auto Components - 0.0%
Aisin Seiki Co. Ltd.	1,900	$ 40,901
Automobiles - 0.2%
Honda Motor Co. Ltd.	1,900	91,010
Toyota Motor Corp.	3,600	134,478
		225,488
Distributors - 0.0%
Li & Fung Ltd.	34,000	56,845
Hotels, Restaurants & Leisure - 0.9%
Applebee's International, Inc.	24,550	630,935
Enterprise Inns PLC	4,300	56,104
Kerzner International Ltd. (a)	1,200	68,364
McDonald's Corp.	18,100	556,394
Rank Group PLC	16,300	94,504
		1,406,301
Household Durables - 7.2%
D.R. Horton, Inc.	67,550	2,378,436
Harman International Industries, Inc.	3,700	454,545
Hovnanian Enterprises, Inc. Class A (a)	24,600	990,642
KB Home	25,400	2,232,406
Pulte Homes, Inc.	6,500	359,190
Ryland Group, Inc.	22,800	2,310,780
Techtronic Industries Co. Ltd.	82,000	164,517
Toll Brothers, Inc. (a)	33,680	1,730,478
		10,620,994
Leisure Equipment & Products - 0.1%
Fuji Photo Film Co. Ltd.	3,400	119,617
Media - 5.0%
Antena 3 Television SA (a)	400	26,320
Clear Channel Communications, Inc.	114,397	3,852,891
NRJ Group	1,500	32,601
NTL, Inc. (a)	31,758	2,209,722
Radio One, Inc.:
Class A (a)	33,170	460,400
Class D (non-vtg.) (a)	9,387	130,949
SKY Perfect Communications, Inc.	41	45,823
Taylor Nelson Sofres PLC	24,400	107,206
Tv Asahi Corp.	48	98,430
Walt Disney Co.	17,600	473,088
		7,437,430
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Multiline Retail - 0.9%
Nordstrom, Inc.	10,700	$ 468,125
Target Corp.	17,500	896,350
		1,364,475
Specialty Retail - 1.9%
Fast Retailing Co. Ltd.	1,000	75,320
Hennes & Mauritz AB (H&M) (B Shares)	2,300	73,947
Home Depot, Inc.	40,000	1,670,000
RadioShack Corp.	30,000	947,100
		2,766,367
Textiles, Apparel & Luxury Goods - 0.2%
Adidas-Salomon AG	350	54,872
Louis Vuitton Moet Hennessy (LVMH)	1,100	78,229
The Swatch Group AG (Reg.)	4,862	136,910
		270,011
TOTAL CONSUMER DISCRETIONARY		24,308,429
CONSUMER STAPLES - 1.2%
Beverages - 0.2%
Pernod-Ricard	1,500	223,921
Food & Staples Retailing - 1.0%
Wal-Mart Stores, Inc.	28,970	1,508,178
Food Products - 0.0%
People's Food Holdings Ltd.	78,000	66,201
TOTAL CONSUMER STAPLES		1,798,300
ENERGY - 3.1%
Energy Equipment & Services - 1.5%
BJ Services Co.	6,600	334,422
Noble Corp. (a)	8,800	426,360
Pride International, Inc. (a)	14,600	285,576
Smith International, Inc. (a)	11,500	696,555
Technip-Coflexip SA	500	84,078
Weatherford International Ltd. (a)	8,270	441,453
		2,268,444
Oil & Gas - 1.6%
BP PLC	10,800	110,430
Canadian Natural Resources Ltd.	3,300	141,995
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
EnCana Corp.	3,000	$ 171,508
ENI Spa	5,400	133,110
Total SA Series B	960	210,432
Valero Energy Corp.	32,800	1,534,712
		2,302,187
TOTAL ENERGY		4,570,631
FINANCIALS - 11.2%
Capital Markets - 1.0%
Collins Stewart Tullett PLC	11,700	84,094
Credit Suisse Group (Reg.)	1,902	74,292
JAFCO Co. Ltd.	1,500	90,529
Julius Baer Holding AG (Bearer)	333	98,371
Lehman Brothers Holdings, Inc.	9,000	754,020
Man Group PLC	3,300	93,929
UBS AG (Reg.)	3,576	289,656
		1,484,891
Commercial Banks - 2.0%
Banca Intesa Spa	24,000	106,238
Bank of America Corp.	46,300	2,142,301
HSBC Holdings PLC (United Kingdom) (Reg.)	8,700	148,561
M&T Bank Corp.	1,000	105,410
North Fork Bancorp, Inc., New York	5,100	146,880
Societe Generale Series A	1,600	154,518
Sumitomo Mitsui Financial Group, Inc.	19	132,028
UFJ Holdings, Inc. (a)	12	63,677
		2,999,613
Consumer Finance - 0.7%
MBNA Corp.	33,500	889,760
SFCG Co. Ltd.	340	83,930
		973,690
Diversified Financial Services - 0.5%
CIT Group, Inc.	14,000	598,500
ING Groep NV (Certificaten Van Aandelen)	4,100	112,463
		710,963
Insurance - 6.0%
ACE Ltd.	6,800	274,856
AFLAC, Inc.	34,560	1,300,147
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - continued
Allianz AG (Reg.)	600	$ 75,120
American International Group, Inc.	86,767	5,496,689
Hartford Financial Services Group, Inc.	8,300	531,200
Willis Group Holdings Ltd.	33,300	1,260,405
		8,938,417
Thrifts & Mortgage Finance - 1.0%
Golden West Financial Corp., Delaware	12,400	1,478,576
TOTAL FINANCIALS		16,586,150
HEALTH CARE - 10.6%
Biotechnology - 0.3%
Actelion Ltd. (Reg.) (a)	2,579	237,550
CSL Ltd.	8,555	175,622
QIAGEN NV (a)	6,600	71,346
		484,518
Health Care Equipment & Supplies - 1.5%
Fisher Scientific International, Inc. (a)	7,812	441,690
Guidant Corp.	3,900	252,837
Medtronic, Inc.	16,300	783,215
St. Jude Medical, Inc. (a)	2,800	106,792
Waters Corp. (a)	12,200	569,252
		2,153,786
Health Care Providers & Services - 5.8%
Cardinal Health, Inc.	5,600	292,768
HealthSouth Corp. (a)	220,020	1,254,114
UnitedHealth Group, Inc.	84,400	6,992,540
		8,539,422
Pharmaceuticals - 3.0%
Johnson & Johnson	31,400	1,894,048
Novartis AG (Reg.)	4,156	199,696
Novo Nordisk AS Series B	3,800	201,911
Pfizer, Inc.	24,400	677,588
Roche Holding AG (participation certificate)	1,416	149,059
Schering-Plough Corp.	15,100	269,535
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - continued
Shire Pharmaceuticals Group PLC	8,900	$ 89,089
Wyeth	24,500	976,815
		4,457,741
TOTAL HEALTH CARE		15,635,467
INDUSTRIALS - 8.4%
Aerospace & Defense - 2.2%
Honeywell International, Inc.	38,600	1,363,738
Lockheed Martin Corp.	6,100	371,124
Northrop Grumman Corp.	9,000	506,970
Precision Castparts Corp.	4,700	304,748
The Boeing Co.	13,500	723,195
		3,269,775
Building Products - 0.3%
BPB PLC	7,400	62,199
Jacuzzi Brands, Inc. (a)	45,100	421,234
		483,433
Commercial Services & Supplies - 2.0%
Apollo Group, Inc. Class A (a)	4,400	350,680
Asset Acceptance Capital Corp.	47,700	983,097
Capita Group PLC	9,600	65,470
Career Education Corp. (a)	30,800	1,198,120
Cendant Corp.	17,000	385,390
		2,982,757
Construction & Engineering - 1.0%
Dycom Industries, Inc. (a)	19,500	568,230
Fluor Corp.	6,400	332,160
Granite Construction, Inc.	19,200	509,568
		1,409,958
Electrical Equipment - 0.1%
ABB Ltd. (Reg.) (a)	23,892	147,550
Johnson Electric Holdings Ltd.	47,500	46,122
		193,672
Industrial Conglomerates - 1.6%
General Electric Co.	13,470	476,299
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Industrial Conglomerates - continued
Siemens AG (Reg.)	2,400	$ 191,568
Tyco International Ltd.	48,882	1,660,522
		2,328,389
Machinery - 0.3%
FKI PLC	18,500	46,915
Invensys PLC (a)	268,000	89,593
Trinity Industries, Inc.	5,800	205,030
Weichai Power Co. Ltd. (H Shares)	9,000	20,487
		362,025
Road & Rail - 0.9%
Canadian National Railway Co.	13,675	792,745
Norfolk Southern Corp.	14,200	487,486
		1,280,231
Transportation Infrastructure - 0.0%
China Merchants Holdings International Co. Ltd.	20,000	31,895
TOTAL INDUSTRIALS		12,342,135
INFORMATION TECHNOLOGY - 8.8%
Communications Equipment - 0.8%
Alcatel SA (RFD) (a)	25,900	402,486
Juniper Networks, Inc. (a)	26,500	729,545
		1,132,031
Computers & Peripherals - 1.0%
ASUSTeK Computer, Inc.	19,000	43,946
Dell, Inc. (a)	33,700	1,365,524
Solomon Systech Ltd.	252,000	56,393
		1,465,863
Electronic Equipment & Instruments - 0.2%
Hon Hai Precision Industries Co. Ltd.	27,000	108,972
Hoya Corp.	700	72,929
Yageo Corp. (a)	121,000	41,323
		223,224
Internet Software & Services - 0.7%
Softbank Corp.	3,500	172,798
Yahoo!, Inc. (a)	22,100	831,402
		1,004,200
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
IT Services - 3.0%
Affiliated Computer Services, Inc. Class A (a)	42,200	$ 2,497,396
First Data Corp.	42,200	1,733,998
Sapient Corp. (a)	30,130	238,328
		4,469,722
Semiconductors & Semiconductor Equipment - 2.2%
Analog Devices, Inc.	3,700	136,715
ASML Holding NV (a)	6,700	102,175
ASML Holding NV (NY Shares) (a)	20,700	315,675
Intel Corp.	75,500	1,687,425
KLA-Tencor Corp. (a)	20,600	928,236
National Semiconductor Corp. (a)	7,800	120,588
		3,290,814
Software - 0.9%
Amdocs Ltd. (a)	10,400	268,840
Dassault Systemes SA	2,300	119,208
Microsoft Corp.	34,860	934,597
Nintendo Co. Ltd.	600	72,190
		1,394,835
TOTAL INFORMATION TECHNOLOGY		12,980,689
MATERIALS - 4.4%
Chemicals - 2.2%
Dow Chemical Co.	9,400	474,418
Monsanto Co.	26,900	1,237,938
Mosaic Co. (a)	53,600	931,568
Potash Corp. of Saskatchewan	8,700	667,566
		3,311,490
Construction Materials - 0.1%
HeidelbergCement AG	2,915	166,079
Metals & Mining - 1.8%
Alcan, Inc.	8,800	448,552
Arch Coal, Inc.	10,100	385,820
BHP Billiton PLC	7,300	85,345
Massey Energy Co.	17,700	621,624
Nucor Corp.	10,500	555,450
Peabody Energy Corp.	6,400	531,200
Rio Tinto PLC (Reg.)	2,700	79,373
		2,707,364
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Paper & Forest Products - 0.3%
Aracruz Celulose SA sponsored ADR	7,000	$ 259,630
Votorantim Celulose e Papel SA sponsored (non-vtg.) ADR	2,700	101,655
		361,285
TOTAL MATERIALS		6,546,218
TELECOMMUNICATION SERVICES - 7.3%
Diversified Telecommunication Services - 0.2%
Deutsche Telekom AG (Reg.) (a)	10,500	222,810
Telefonica SA	6,300	110,355
		333,165
Wireless Telecommunication Services - 7.1%
Crown Castle International Corp. (a)	18,200	307,216
Nextel Communications, Inc. Class A (a)(d)	266,300	7,578,897
SpectraSite, Inc. (a)	36,800	2,132,928
Vodafone Group PLC	139,600	380,689
		10,399,730
TOTAL TELECOMMUNICATION SERVICES		10,732,895
TOTAL COMMON STOCKS (Cost $91,315,412)		105,500,914
Nonconvertible Bonds - 0.1%
	Principal Amount
FINANCIALS - 0.0%
Capital Markets - 0.0%
Bank of New York Co., Inc. 4.25% 9/4/12 (g)	$ 10,000	10,017
Real Estate - 0.0%
EOP Operating LP 4.65% 10/1/10	15,000	14,946
TOTAL FINANCIALS		24,963
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Deutsche Telekom International Finance BV 8.75% 6/15/30	$ 50,000	$ 64,211
TOTAL NONCONVERTIBLE BONDS (Cost $85,097)		89,174
U.S. Government and Government Agency Obligations - 5.6%

U.S. Government Agency Obligations - 1.8%
Fannie Mae:
2.15% 4/13/06	75,000	74,124
3.25% 8/15/08	1,035,000	1,018,340
6.25% 2/1/11	400,000	436,608
Freddie Mac:
2.7% 3/16/07	1,000,000	987,096
5.25% 11/5/12	75,000	75,731
5.875% 3/21/11	50,000	53,637
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		2,645,536
U.S. Treasury Inflation Protected Obligations - 0.3%
U.S. Treasury Inflation-Indexed Bonds 3.375% 4/15/32	106,978	135,751
U.S. Treasury Inflation-Indexed Notes:
2% 1/15/14	205,534	211,091
4.25% 1/15/10	141,079	163,955
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		510,797
U.S. Treasury Obligations - 3.5%
U.S. Treasury Bills, yield at date of purchase 1.65% to 2.09% 12/9/04 to 2/17/05 (f)	350,000	349,154
U.S. Treasury Bonds 8% 11/15/21	2,115,000	2,853,266
U.S. Treasury Notes 2.75% 7/31/06	1,900,000	1,894,731
TOTAL U.S. TREASURY OBLIGATIONS		5,097,151
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $8,337,638)		8,253,484
Asset-Backed Securities - 0.1%
	Principal Amount	Value (Note 1)
Argent Securities, Inc. Series 2003-W3 Class M2, 3.9806% 9/25/33 (g)	$ 25,000	$ 25,720
Countrywide Home Loans, Inc. Series 2002-6 Class AV1, 2.6106% 5/25/33 (g)	19,430	19,461
First USA Secured Note Trust Series 2001-3 Class C, 3.18% 11/19/08 (e)(g)	15,000	15,105
Household Private Label Credit Card Master Note Trust I Series 2002-3 Class B, 3.35% 9/15/09 (g)	120,000	120,980
Residential Asset Mortgage Products, Inc. Series 2003-RZ2 Class A1, 3.6% 4/25/33	14,031	13,991
TOTAL ASSET-BACKED SECURITIES (Cost $193,596)		195,257
Collateralized Mortgage Obligations - 0.0%

Private Sponsor - 0.0%
Merrill Lynch Mortgage Investors, Inc.:
Series 2003-G Class XA1, 1% 1/25/29 (h)	63,880	986
Series 2003-H Class XA1, 1% 1/25/29 (e)(h)	56,382	877
Sequoia Mortgage Funding Trust Series 2003-A Class AX1, 0.8% 10/21/08 (e)(h)	243,170	2,356
TOTAL PRIVATE SPONSOR		4,219
U.S. Government Agency - 0.0%
Freddie Mac Multi-class participation certificates guaranteed sequential pay Series 2750 Class ZT, 5% 2/15/34	5,191	4,519
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $8,287)		8,738
Fixed-Income Funds - 8.0%
	Shares
Fidelity High Income Central Investment Portfolio 1 (b)	105,833	10,584,309
Fidelity Ultra-Short Central Fund (b)	12,232	1,217,084
TOTAL FIXED-INCOME FUNDS (Cost $11,202,060)		11,801,393
Money Market Funds - 18.3%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.98% (b)(c) (Cost $27,083,207)	27,083,207	$ 27,083,207
TOTAL INVESTMENT PORTFOLIO - 103.5% (Cost $138,225,297)		152,932,167
NET OTHER ASSETS - (3.5)%		(5,152,568)
NET ASSETS - 100%		$ 147,779,599
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
15 S&P 500 Index Contracts	Dec. 2004	$ 4,402,875	$ 178,222

The face value of futures purchased as a percentage of net assets - 3%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted for Money Market funds is the annualized seven-day yield of the fund at period end. A complete listing of each fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $18,338 or 0.0% of net assets.

(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $349,154.
(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(h) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
Other Information
The composition of credit quality ratings as a percentage of net assets, is as follows (ratings are unaudited):
U.S. Government and U.S. Government Agency Obligations	5.4%
AAA, AA, A	0.5%
BBB	0.2%
BB and Below	6.7%
Not Rated	0.2%
Equities	74.4%
Short Term Investments and Net Other Assets	12.6%
Total	100.0%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.8%
Canada	2.0%
United Kingdom	1.4%
Bermuda	1.1%
France	1.0%
Japan	1.0%
Others (individually less than 1%)	3.7%
100.0%
The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central funds.
Income Tax Information
At November 30, 2004, the fund had a capital loss carryforward of approximately $11,600,000 all of which will expire on November 30, 2010.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

November 30, 2004

Assets
Investment in securities, at value (including securities loaned of $6,201,434) (cost $138,225,297) - See accompanying schedule		$ 152,932,167
Cash		9,363
Foreign currency held at value (cost $567,768)		588,435
Receivable for investments sold		1,571,012
Receivable for fund shares sold		212,301
Dividends receivable		261,501
Interest receivable		99,358
Prepaid expenses		586
Other receivables		14,952
Total assets		155,689,675

Liabilities
Payable for investments purchased	$ 644,348
Payable for fund shares redeemed	655,401
Accrued management fee	69,914
Distribution fees payable	74,576
Payable for daily variation on futures contracts	7,125
Other affiliated payables	43,880
Other payables and accrued expenses	41,257
Collateral on securities loaned, at value	6,373,575
Total liabilities		7,910,076

Net Assets		$ 147,779,599
Net Assets consist of:
Paid in capital		$ 145,631,397
Undistributed net investment income		114,250
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(12,872,589)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		14,906,541
Net Assets		$ 147,779,599

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($36,511,502 ÷ 3,288,500 shares)	$ 11.10

Maximum offering price per share (100/94.25 of $11.10)	$ 11.78
Class T: Net Asset Value and redemption price per share ($57,815,977 ÷ 5,232,814 shares)	$ 11.05

Maximum offering price per share (100/96.50 of $11.05)	$ 11.45
Class B: Net Asset Value and offering price per share ($32,642,433 ÷ 2,965,586 shares) A	$ 11.01

Class C: Net Asset Value and offering price per share ($20,022,794 ÷ 1,818,765 shares) A	$ 11.01

Institutional Class: Net Asset Value, offering price and redemption price per share ($786,893 ÷ 70,613 shares)	$ 11.14

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Year ended November 30, 2004

Investment Income
Dividends		$ 1,002,083
Interest		1,725,122
Security lending		18,979
Total income		2,746,184

Expenses
Management fee	$ 789,578
Transfer agent fees	439,254
Distribution fees	826,664
Accounting and security lending fees	73,119
Non-interested trustees' compensation	718
Custodian fees and expenses	50,925
Registration fees	63,198
Audit	36,510
Legal	469
Interest	434
Miscellaneous	20,181
Total expenses before reductions	2,301,050
Expense reductions	(34,227)	2,266,823
Net investment income (loss)		479,361
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	10,619,705
Foreign currency transactions	(7,257)
Futures contracts	609,805
Total net realized gain (loss)		11,222,253
Change in net unrealized appreciation (depreciation) on: Investment securities	4,234,379
Assets and liabilities in foreign currencies	21,394
Futures contracts	(47,929)
Total change in net unrealized appreciation (depreciation)		4,207,844
Net gain (loss)		15,430,097
Net increase (decrease) in net assets resulting from operations		$ 15,909,458

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2004	Year ended November 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 479,361	$ 1,070,084
Net realized gain (loss)	11,222,253	6,022,547
Change in net unrealized appreciation (depreciation)	4,207,844	8,440,346
Net increase (decrease) in net assets resulting from operations	15,909,458	15,532,977
Distributions to shareholders from net investment income	(753,013)	(1,097,402)
Share transactions - net increase (decrease)	2,771,199	5,523,967
Total increase (decrease) in net assets	17,927,644	19,959,542

Net Assets
Beginning of period	129,851,955	109,892,413
End of period (including undistributed net investment income of $114,250 and undistributed net investment income of $417,597, respectively)	$ 147,779,599	$ 129,851,955

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.93	$ 8.77	$ 9.83	$ 11.02	$ 10.92
Income from Investment Operations
Net investment income (loss) C	.08	.12	.15	.20	.19
Net realized and unrealized gain (loss)	1.17	1.16	(1.05)	(1.20)	.08
Total from investment operations	1.25	1.28	(.90)	(1.00)	.27
Distributions from net investment income	(.08)	(.12)	(.16)	(.19)	(.17)
Net asset value, end of period	$ 11.10	$ 9.93	$ 8.77	$ 9.83	$ 11.02
Total Return A, B	12.66%	14.79%	(9.28)%	(9.13)%	2.40%
Ratios to Average Net Assets D
Expenses before expense reductions	1.28%	1.27%	1.29%	1.26%	1.51%
Expenses net of voluntary waivers, if any	1.28%	1.27%	1.29%	1.26%	1.51%
Expenses net of all reductions	1.25%	1.23%	1.25%	1.23%	1.49%
Net investment income (loss)	.75%	1.33%	1.65%	1.97%	1.64%
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,512	$ 36,234	$ 29,894	$ 14,487	$ 14,567
Portfolio turnover rate	106%	99%	120%	165%	193%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.90	$ 8.75	$ 9.79	$ 10.99	$ 10.89
Income from Investment Operations
Net investment income (loss) C	.05	.09	.13	.17	.16
Net realized and unrealized gain (loss)	1.17	1.15	(1.05)	(1.19)	.08
Total from investment operations	1.22	1.24	(.92)	(1.02)	.24
Distributions from net investment income	(.07)	(.09)	(.12)	(.18)	(.14)
Net asset value, end of period	$ 11.05	$ 9.90	$ 8.75	$ 9.79	$ 10.99
Total Return A, B	12.39%	14.33%	(9.50)%	(9.35)%	2.14%
Ratios to Average Net Assets D
Expenses before expense reductions	1.57%	1.59%	1.56%	1.55%	1.78%
Expenses net of voluntary waivers, if any	1.57%	1.59%	1.56%	1.55%	1.78%
Expenses net of all reductions	1.55%	1.56%	1.53%	1.52%	1.76%
Net investment income (loss)	.46%	1.00%	1.38%	1.69%	1.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 57,816	$ 54,298	$ 45,804	$ 71,346	$ 25,527
Portfolio turnover rate	106%	99%	120%	165%	193%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.87	$ 8.73	$ 9.78	$ 10.96	$ 10.85
Income from Investment Operations
Net investment income (loss) C	(.01)	.04	.08	.12	.10
Net realized and unrealized gain (loss)	1.17	1.15	(1.05)	(1.19)	.09
Total from investment operations	1.16	1.19	(.97)	(1.07)	.19
Distributions from net investment income	(.02)	(.05)	(.08)	(.11)	(.08)
Net asset value, end of period	$ 11.01	$ 9.87	$ 8.73	$ 9.78	$ 10.96
Total Return A, B	11.77%	13.72%	(10.00)%	(9.80)%	1.72%
Ratios to Average Net Assets D
Expenses before expense reductions	2.14%	2.12%	2.10%	2.04%	2.27%
Expenses net of voluntary waivers, if any	2.14%	2.12%	2.10%	2.04%	2.27%
Expenses net of all reductions	2.11%	2.08%	2.06%	2.01%	2.26%
Net investment income (loss)	(.11)%	.48%	.84%	1.20%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,642	$ 25,463	$ 19,261	$ 21,599	$ 17,797
Portfolio turnover rate	106%	99%	120%	165%	193%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.87	$ 8.72	$ 9.77	$ 10.94	$ 10.85
Income from Investment Operations
Net investment income (loss) C	(.01)	.05	.08	.12	.10
Net realized and unrealized gain (loss)	1.17	1.15	(1.05)	(1.18)	.08
Total from investment operations	1.16	1.20	(.97)	(1.06)	.18
Distributions from net investment income	(.02)	(.05)	(.08)	(.11)	(.09)
Net asset value, end of period	$ 11.01	$ 9.87	$ 8.72	$ 9.77	$ 10.94
Total Return A, B	11.77%	13.85%	(10.01)%	(9.73)%	1.62%
Ratios to Average Net Assets D
Expenses before expense reductions	2.08%	2.08%	2.07%	2.02%	2.26%
Expenses net of voluntary waivers, if any	2.08%	2.08%	2.07%	2.02%	2.26%
Expenses net of all reductions	2.05%	2.05%	2.03%	1.99%	2.24%
Net investment income (loss)	(.05)%	.52%	.88%	1.22%	.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,023	$ 13,150	$ 9,574	$ 11,037	$ 9,737
Portfolio turnover rate	106%	99%	120%	165%	193%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.95	$ 8.78	$ 9.85	$ 11.04	$ 10.95
Income from Investment Operations
Net investment income (loss) B	.11	.15	.16	.24	.22
Net realized and unrealized gain (loss)	1.19	1.15	(1.04)	(1.21)	.08
Total from investment operations	1.30	1.30	(.88)	(.97)	.30
Distributions from net investment income	(.11)	(.13)	(.19)	(.22)	(.21)
Net asset value, end of period	$ 11.14	$ 9.95	$ 8.78	$ 9.85	$ 11.04
Total Return A	13.17%	15.03%	(9.07)%	(8.86)%	2.66%
Ratios to Average Net Assets C
Expenses before expense reductions	.92%	1.13%	1.11%	.95%	1.28%
Expenses net of voluntary waivers, if any	.92%	1.13%	1.11%	.95%	1.28%
Expenses net of all reductions	.89%	1.09%	1.07%	.92%	1.26%
Net investment income (loss)	1.11%	1.47%	1.84%	2.29%	1.87%
Supplemental Data
Net assets, end of period (000 omitted)	$ 787	$ 707	$ 5,359	$ 745	$ 1,193
Portfolio turnover rate	106%	99%	120%	165%	193%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2004

1. Significant Accounting Policies.

Fidelity Advisor Asset Allocation Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The fund may invest in affiliated fixed income and money market central funds (underlying funds) managed by affiliates of Fidelity Management & Research Company (FMR).

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund and underlying funds (funds):

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies, including underlying funds, are valued at their net asset value each business day.

Foreign Currency. The funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including purchases and sales of the underlying funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result,

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), prior period premium and discount on debt securities, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 18,071,558
Unrealized depreciation	(4,441,159)
Net unrealized appreciation (depreciation)	13,630,399
Undistributed ordinary income	79,677
Capital loss carryforward	11,599,674

Cost for federal income tax purposes	$ 139,301,768

The tax character of distributions paid was as follows:

	November 30, 2004	November 30, 2003
Ordinary Income	$ 753,013	$ 1,097,402

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The funds may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the funds identify securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The funds may use futures contracts to manage their exposure to the stock market. Buying futures tends to increase the funds' exposure to the underlying instrument, while selling futures tends to decrease the funds' exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Annual Report

2. Operating Policies - continued

Restricted Securities. The funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities, and in-kind transactions aggregated $112,633,553 and $113,104,587, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 84,279	$ -
Class T	.25%	.25%	283,590	-
Class B	.75%	.25%	291,864	218,898
Class C	.75%	.25%	166,931	49,432
			$ 826,664	$ 268,330

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 35,144
Class T	11,539
Class B*	108,470
Class C*	2,448
$ 157,601

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 91,795.27
Class T	179,524.32
Class B	112,241.38
Class C	54,218.32
Institutional Class	1,476.16
	$ 439,254

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated central funds managed by Fidelity Investments Money Management, Inc. (FIMM) or Fidelity Management and Research Co, Inc. (FMRC), affiliates of FMR. The central funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Money Market central funds seek preservation of capital and current income. The Ultra-Short Central Fund seeks to obtain a high level of current income consistent with preservation of capital. The High Income Central Investment Portfolio 1 seeks a high level of income and may also seek capital appreciation. The central funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $314,241 for the period.

Market value of securities delivered on an in-kind basis, in a non-taxable exchange, for 105,833 shares of the Fidelity High Income Central Investment Portfolio 1 aggregated $10,583,251 during the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,527 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period amounted to $11,918,000. The weighted average interest rate was 1.31%. At period end, there were no bank borrowings outstanding.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $33,726 for the period. In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $262. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 239

9. Other Information.

At the end of the period, one otherwise unaffiliated shareholder was the owner of record of 13% of the total outstanding shares of the fund.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2004	2003
From net investment income
Class A	$ 276,211	$ 411,851
Class T	388,992	451,390
Class B	52,132	115,181
Class C	27,347	56,433
Institutional Class	8,331	62,547
Total	$ 753,013	$ 1,097,402

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended November 30,		Years ended November 30,
	2004	2003	2004	2003
Class A
Shares sold	1,440,478	783,840	$ 14,859,192	$ 7,143,367
Reinvestment of distributions	26,510	46,539	270,784	406,768
Shares redeemed	(1,827,167)	(589,674)	(18,758,519)	(5,293,789)
Net increase (decrease)	(360,179)	240,705	$ (3,628,543)	$ 2,256,346
Class T
Shares sold	1,379,239	1,504,801	$ 14,227,145	$ 13,788,895
Reinvestment of distributions	37,143	51,501	377,760	443,726
Shares redeemed	(1,667,206)	(1,309,706)	(17,214,237)	(11,556,773)
Net increase (decrease)	(250,824)	246,596	$ (2,609,332)	$ 2,675,848
Class B
Shares sold	993,729	886,189	$ 10,217,284	$ 7,962,192
Reinvestment of distributions	4,477	11,729	45,217	100,012
Shares redeemed	(611,883)	(526,101)	(6,276,642)	(4,664,297)
Net increase (decrease)	386,323	371,817	$ 3,985,859	$ 3,397,907
Class C
Shares sold	840,741	566,162	$ 8,660,023	$ 5,122,278
Reinvestment of distributions	2,340	5,829	23,630	49,618
Shares redeemed	(356,898)	(337,614)	(3,660,682)	(2,974,840)
Net increase (decrease)	486,183	234,377	$ 5,022,971	$ 2,197,056
Institutional Class
Shares sold	161,798	96,571	$ 1,695,127	$ 844,779
Reinvestment of distributions	588	7,187	6,027	61,061
Shares redeemed	(162,830)	(643,241)	(1,700,910)	(5,909,030)
Net increase (decrease)	(444)	(539,483)	$ 244	$ (5,003,190)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Asset Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Asset Allocation Fund (a fund of Fidelity Advisor Series I) at November 30, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Asset Allocation Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 11, 2005

Annual Report

November 30, 2004 (Unaudited)

Fidelity High Income Central Investment Portfolio 1

Top Fifty Holdings (excluding cash equivalents)
	Principal Amount	Value	% of Fund's Net Assets
Ship Finance International Ltd. 8.5% 12/15/13	$ 17,800,000	$ 18,333,981	1.7
Teekay Shipping Corp. 8.875% 7/15/11	10,780,000	12,450,900	1.1
Micron Technology, Inc. 6.5% 9/30/05	11,761,905	11,732,500	1.1
General Maritime Corp. 10% 3/15/13	9,940,000	11,431,000	1.0
Stone Container Corp. 9.75% 2/1/11	10,050,000	11,105,250	1.0
Invensys PLC 9.875% 3/15/11	8,710,000	9,297,925	0.9
Western Financial Bank 9.625% 5/15/12	8,060,000	9,188,400	0.9
Millicom International Cellular SA 10% 12/1/13	8,805,000	9,157,200	0.8
Mariner Health Care, Inc. 8.25% 12/15/13	7,440,000	8,928,000	0.8
PerkinElmer, Inc. 8.875% 1/15/13	7,470,000	8,478,450	0.8
OMI Corp. 7.625% 12/1/13	7,645,000	8,218,375	0.8
TFM SA de CV yankee 11.75% 6/15/09	8,030,000	8,190,600	0.8
BCP Caylux Holdings Luxembourg SCA 9.625% 6/15/14	7,120,000	7,974,400	0.7
Compass Minerals International, Inc. 0% 6/1/13	9,175,000	7,431,750	0.7
EchoStar DBS Corp. 5.75% 10/1/08	7,060,000	7,148,250	0.7
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11	6,015,000	7,037,550	0.7
The Reader's Digest Association, Inc. 6.5% 3/1/11	6,610,000	6,890,925	0.6
Celestica, Inc. 7.875% 7/1/11	6,470,000	6,858,200	0.6
Wyndham International, Inc. term loan 6.875% 6/30/06	6,806,296	6,831,820	0.6
NRG Energy, Inc. 8% 12/15/13	5,998,000	6,612,795	0.6
Norske Skog Canada Ltd. 8.625% 6/15/11	6,065,000	6,489,550	0.6
Hanover Compressor Co. 0% 3/31/07	7,660,000	6,472,700	0.6
Tenet Healthcare Corp. 6.375% 12/1/11	6,995,000	6,470,375	0.6
Millennium America, Inc. 9.25% 6/15/08	5,690,000	6,401,250	0.6
Huntsman LLC 9.32% 7/15/11	5,660,000	6,367,500	0.6
Wheeling Island Gaming, Inc. 10.125% 12/15/09	5,835,000	6,258,038	0.6
MGM MIRAGE 6% 10/1/09	6,105,000	6,242,363	0.6
Berry Plastics Corp. 10.75% 7/15/12	5,310,000	6,079,950	0.6
Astoria Energy LLC term loan 6.9906% 4/15/12	5,890,000	6,007,800	0.6
Sonic Automotive, Inc. 8.625% 8/15/13	5,550,000	5,980,125	0.6
Hilton Head Communications LP Tranche B, term loan 6.25% 3/31/08	6,050,000	5,921,438	0.6
Top Fifty Holdings (excluding cash equivalents) - continued
	Principal Amount	Value	% of Fund's Net Assets
Hilcorp Energy I LP/Hilcorp Finance Co. 10.5% 9/1/10	$ 5,205,000	$ 5,920,688	0.5
Wise Metals Group LLC/Alloys Finance 10.25% 5/15/12	5,830,000	5,902,875	0.5
Riverside Energy Center LLC term loan 6.38% 6/24/11	5,793,001	5,879,896	0.5
Qwest Capital Funding, Inc. 7.25% 2/15/11	6,055,000	5,691,700	0.5
Xerox Corp. 7.125% 6/15/10	5,235,000	5,666,888	0.5
Levi Strauss & Co. 12.25% 12/15/12	5,370,000	5,665,350	0.5
Range Resources Corp. 7.375% 7/15/13	5,235,000	5,653,800	0.5
Browning-Ferris Industries, Inc. 6.375% 1/15/08	5,755,000	5,639,900	0.5
KB Home 7.75% 2/1/10	5,095,000	5,553,550	0.5
Owens-Brockway Glass Container, Inc. 8.875% 2/15/09	5,050,000	5,466,625	0.5
U.S. West Capital Funding, Inc. 6.375% 7/15/08	5,547,000	5,380,590	0.5
Texas Industries, Inc. 10.25% 6/15/11	4,650,000	5,370,750	0.5
Nextel Communications, Inc. 6.875% 10/31/13	4,970,000	5,367,600	0.5
Psychiatric Solutions, Inc. 10.625% 6/15/13	4,605,000	5,330,288	0.5
Nortek, Inc. 8.5% 9/1/14	4,950,000	5,321,250	0.5
Qwest Capital Funding, Inc. 7% 8/3/09	5,440,000	5,276,800	0.5
GCI, Inc. 7.25% 2/15/14	5,225,000	5,225,000	0.5
American Real Estate Partners/American Real Estate Finance Corp. 8.125% 6/1/12	4,820,000	5,133,300	0.5
Overseas Shipholding Group, Inc. 8.25% 3/15/13	4,550,000	5,107,375	0.5
Top 50 Holdings as a Percentage of Fund's Net Assets - 33.0%

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Asset Allocation (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Bart A. Grenier (45)

Year of Election or Appointment: 2001

Vice President of Advisor Asset Allocation. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Matthew J. Conti (38)

Year of Election or Appointment: 2003

Vice President of Advisor Asset Allocation. Mr. Conti also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Conti managed a variety of Fidelity funds. Mr. Conti also serves as Vice President of FMR (2003) and FMR Co., Inc. (2003).

Richard C. Habermann (64)

Year of Election or Appointment: 1998

Vice President of Advisor Asset Allocation. Mr. Habermann is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Habermann managed a variety of Fidelity funds.

Jeffrey Moore (39)

Year of Election or Appointment: 2002

Vice President of Advisor Asset Allocation. Mr. Moore also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Moore managed a variety of Fidelity funds.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor Asset Allocation. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Asset Allocation. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Asset Allocation. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Asset Allocation. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Asset Allocation. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Asset Allocation. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Asset Allocation. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Asset Allocation. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Asset Allocation. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Asset Allocation. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Asset Allocation. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Asset Allocation. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of 11.42% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class A designates 51% and 99%; Class T designates 64% and 100%; Class B designates 100% and 0%; and Class C designates 100% and 0% of the dividends distributed in December and June, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 36% and 100%; Class T designates 36% and 100%; Class B designates 71% and 0%; and Class C designates 71% and 0% of the dividends distributed in December and June, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 17, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.A
	# of Votes	% of Votes
Affirmative	16,294,841,572.46	67.846
Against	4,036,653,996.81	16.807
Abstain	993,877,882.58	4.139
Broker Non-Votes	2,691,734,610.28	11.208
TOTAL	24,017,108,062.13	100.000
PROPOSAL 2
To elect a Board of Trustees.A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	22,840,552,929.63	95.101
Withheld	1,176,555,132.50	4.899
TOTAL	24,017,108,062.13	100.000
Ralph F. Cox
Affirmative	22,814,730,343.25	94.994
Withheld	1,202,377,718.88	5.006
TOTAL	24,017,108,062.13	100.000
Laura B. Cronin
Affirmative	22,827,669,460.37	95.048
Withheld	1,189,438,601.76	4.952
TOTAL	24,017,108,062.13	100.000
Robert M. Gates
Affirmative	22,832,759,061.32	95.069
Withheld	1,184,349,000.81	4.931
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
George H. Heilmeier
Affirmative	22,837,906,059.00	95.090
Withheld	1,179,202,003.13	4.910
TOTAL	24,017,108,062.13	100.000
Abigail P. Johnson
Affirmative	22,819,456,149.99	95.013
Withheld	1,197,651,912.14	4.987
TOTAL	24,017,108,062.13	100.000
Edward C. Johnson 3d
Affirmative	22,810,259,696.01	94.975
Withheld	1,206,848,366.12	5.025
TOTAL	24,017,108,062.13	100.000
Donald J. Kirk
Affirmative	22,822,861,358.25	95.028
Withheld	1,194,246,703.88	4.972
TOTAL	24,017,108,062.13	100.000
Marie L. Knowles
Affirmative	22,840,012,715.43	95.099
Withheld	1,177,095,346.70	4.901
TOTAL	24,017,108,062.13	100.000
Ned C. Lautenbach
Affirmative	22,844,948,054.36	95.119
Withheld	1,172,160,007.77	4.881
TOTAL	24,017,108,062.13	100.000
Marvin L. Mann
Affirmative	22,823,351,253.51	95.030
Withheld	1,193,756,808.62	4.970
TOTAL	24,017,108,062.13	100.000
William O. McCoy
Affirmative	22,824,777,791.95	95.035
Withheld	1,192,330,270.18	4.965
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	22,847,253,473.29	95.129
Withheld	1,169,854,588.84	4.871
TOTAL	24,017,108,062.13	100.000
William S. Stavropoulos
Affirmative	22,836,942,275.18	95.086
Withheld	1,180,165,786.95	4.914
TOTAL	24,017,108,062.13	100.000
A Denotes trust-wide proposals and voting results.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments
Money Management, Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AAL-UANN-0105
1.786671.101

Fidelity® Advisor

Asset Allocation

Fund - Institutional Class

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	22	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	31	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	40
Central Investment Portfolio Top Fifty Holdings	41	Top Fifty holdings of Fidelity High Income Central Investment Portfolio 1
Trustees and Officers	43
Distributions	53
Proxy Voting Results	54

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2004	Past 1 years	Past 5 years	Life of fundA
Institutional Class	13.17%	2.06%	3.31%

A From December 28, 1998.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Asset Allocation Fund - Institutional Class on December 28, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Richard Habermann, Portfolio Manager of Fidelity® Advisor Asset Allocation Fund

U.S. equity and investment-grade bond markets posted solid returns for the year ending November 30, 2004. Investors saw great disparity in the stock market. Value stocks trounced their growth counterparts, as the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, small- and mid-cap stocks vastly outperformed larger-cap stocks. For the year overall, the Russell 2000® Index - a proxy of small-cap stock performance - gained 17.26%, and the blue-chips' Dow Jones Industrial AverageSM rose 8.87%. Elsewhere, the Standard & Poor's 500SM Index returned 12.86% and the tech-heavy NASDAQ Composite® Index advanced 7.50%. After a slow start, bond markets rallied in much of 2004's second half. For the 12 months overall, the Lehman Brothers® Aggregate Bond Index rose 4.44%. Mortgage securities nipped corporate bonds for the best performance, as the Lehman Brothers Mortgage-Backed Securities and Credit Bond indexes rose 5.09% and 5.04%, respectively. Treasuries fared less well, advancing 3.43% according to the Lehman Brothers U.S. Treasury Index.

During the past year, the fund's Institutional Class shares gained 13.17%, while the Fidelity Advisor Asset Allocation Composite Index rose 10.17% and the LipperSM Flexible Portfolio Funds Average returned 9.99%. It paid to overweight stocks and high-yield bonds, both of which outperformed investment-grade debt in a supportive environment for riskier assets. However, overweighting cash hurt relative to the composite index amid an upturn in bonds. Strong stock picking helped the domestic equity subportfolio easily outpace the S&P 500® and was the main reason the fund beat its benchmarks. Most of our gains versus the S&P® came from health care, led by a big position in UnitedHealth Group, which rallied sharply on robust earnings growth. Another plus was underweighting weak large-cap pharmaceutical stocks. Elsewhere, several cyclical holdings did well, including materials and homebuilding stocks such as Nucor and D.R. Horton, respectively. Underweighting technology also contributed, as did favoring turnarounds such as wireless tower operator SpectraSite. We shed some gains, however, by underweighting surging energy stocks such as Exxon Mobil, while overweighting lagging media stocks such as radio broadcasters Clear Channel Communications and Radio One. In fixed income, we had double-digit gains in our high-yield subportfolio, which helped our collective bond holdings soundly beat their benchmark.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class A
Actual	$ 1,000.00	$ 1,086.10	$ 6.68**
Hypothetical A	$ 1,000.00	$ 1,018.52	$ 6.48**
Class T
Actual	$ 1,000.00	$ 1,084.40	$ 8.13**
Hypothetical A	$ 1,000.00	$ 1,017.10	$ 7.90**
	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class B
Actual	$ 1,000.00	$ 1,081.50	$ 11.08**
Hypothetical A	$ 1,000.00	$ 1,014.22	$ 10.78**
Class C
Actual	$ 1,000.00	$ 1,082.60	$ 10.73**
Hypothetical A	$ 1,000.00	$ 1,014.57	$ 10.43**
Institutional Class
Actual	$ 1,000.00	$ 1,087.80	$ 4.70**
HypotheticalA	$ 1,000.00	$ 1,020.44	$ 4.56**

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.28%**
Class T	1.56%**
Class B	2.13%**
Class C	2.06%**
Institutional Class	.90%**

** If fees effective January 1, 2005 and changes to voluntary expense limitations effective February 1, 2005 had been in effect during the period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Expense Ratio	Expenses Paid
Class A	1.25%
Actual		$ 6.52
Hypothetical A		$ 6.33
Class T	1.50%
Actual		$ 7.82
Hypothetical A		$ 7.59
Class B	2.00%
Actual		$ 10.41
Hypothetical A		$ 10.13
Class C	2.00%
Actual		$ 10.41
Hypothetical A		$ 10.13
Institutional Class	.89%
Actual		$ 4.65
Hypothetical A		$ 4.51

A 5% return per year before expenses

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Nextel Communications, Inc. Class A	5.1	5.0
UnitedHealth Group, Inc.	4.7	4.6
American International Group, Inc.	3.7	2.8
Clear Channel Communications, Inc.	2.6	2.8
Affiliated Computer Services, Inc. Class A	1.7	1.7
D.R. Horton, Inc.	1.6	1.5
Ryland Group, Inc.	1.6	1.5
KB Home	1.5	1.1
NTL, Inc.	1.5	1.4
Bank of America Corp.	1.4	1.6
	25.4
Market Sectors as of November 30, 2004
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	16.4	17.4
Financials	11.2	11.5
Health Care	10.6	12.7
Information Technology	8.8	12.3
Industrials	8.4	6.3
Telecommunication Services	7.3	7.2
Materials	4.4	1.7
Energy	3.1	2.4
Consumer Staples	1.2	2.1
Utilities	0.0	0.1
Asset Allocation (% of fund's net assets)
As of November 30, 2004 *		As of May 31, 2004 **
	Stock class 74.0%		Stock class 77.0%
	Bond class 13.0%		Bond class 18.0%
	Short-term class 13.0%		Short-term class 5.0%
* Foreign investments	10.2%	** Foreign investments	9.0%

Asset allocations in the pie charts reflect the categorization of assets as defined in the fund's prospectus in effect as of the time periods indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of futures contracts and swap contracts, if applicable.

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central funds.

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Common Stocks - 71.4%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 16.4%
Auto Components - 0.0%
Aisin Seiki Co. Ltd.	1,900	$ 40,901
Automobiles - 0.2%
Honda Motor Co. Ltd.	1,900	91,010
Toyota Motor Corp.	3,600	134,478
		225,488
Distributors - 0.0%
Li & Fung Ltd.	34,000	56,845
Hotels, Restaurants & Leisure - 0.9%
Applebee's International, Inc.	24,550	630,935
Enterprise Inns PLC	4,300	56,104
Kerzner International Ltd. (a)	1,200	68,364
McDonald's Corp.	18,100	556,394
Rank Group PLC	16,300	94,504
		1,406,301
Household Durables - 7.2%
D.R. Horton, Inc.	67,550	2,378,436
Harman International Industries, Inc.	3,700	454,545
Hovnanian Enterprises, Inc. Class A (a)	24,600	990,642
KB Home	25,400	2,232,406
Pulte Homes, Inc.	6,500	359,190
Ryland Group, Inc.	22,800	2,310,780
Techtronic Industries Co. Ltd.	82,000	164,517
Toll Brothers, Inc. (a)	33,680	1,730,478
		10,620,994
Leisure Equipment & Products - 0.1%
Fuji Photo Film Co. Ltd.	3,400	119,617
Media - 5.0%
Antena 3 Television SA (a)	400	26,320
Clear Channel Communications, Inc.	114,397	3,852,891
NRJ Group	1,500	32,601
NTL, Inc. (a)	31,758	2,209,722
Radio One, Inc.:
Class A (a)	33,170	460,400
Class D (non-vtg.) (a)	9,387	130,949
SKY Perfect Communications, Inc.	41	45,823
Taylor Nelson Sofres PLC	24,400	107,206
Tv Asahi Corp.	48	98,430
Walt Disney Co.	17,600	473,088
		7,437,430
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Multiline Retail - 0.9%
Nordstrom, Inc.	10,700	$ 468,125
Target Corp.	17,500	896,350
		1,364,475
Specialty Retail - 1.9%
Fast Retailing Co. Ltd.	1,000	75,320
Hennes & Mauritz AB (H&M) (B Shares)	2,300	73,947
Home Depot, Inc.	40,000	1,670,000
RadioShack Corp.	30,000	947,100
		2,766,367
Textiles, Apparel & Luxury Goods - 0.2%
Adidas-Salomon AG	350	54,872
Louis Vuitton Moet Hennessy (LVMH)	1,100	78,229
The Swatch Group AG (Reg.)	4,862	136,910
		270,011
TOTAL CONSUMER DISCRETIONARY		24,308,429
CONSUMER STAPLES - 1.2%
Beverages - 0.2%
Pernod-Ricard	1,500	223,921
Food & Staples Retailing - 1.0%
Wal-Mart Stores, Inc.	28,970	1,508,178
Food Products - 0.0%
People's Food Holdings Ltd.	78,000	66,201
TOTAL CONSUMER STAPLES		1,798,300
ENERGY - 3.1%
Energy Equipment & Services - 1.5%
BJ Services Co.	6,600	334,422
Noble Corp. (a)	8,800	426,360
Pride International, Inc. (a)	14,600	285,576
Smith International, Inc. (a)	11,500	696,555
Technip-Coflexip SA	500	84,078
Weatherford International Ltd. (a)	8,270	441,453
		2,268,444
Oil & Gas - 1.6%
BP PLC	10,800	110,430
Canadian Natural Resources Ltd.	3,300	141,995
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
EnCana Corp.	3,000	$ 171,508
ENI Spa	5,400	133,110
Total SA Series B	960	210,432
Valero Energy Corp.	32,800	1,534,712
		2,302,187
TOTAL ENERGY		4,570,631
FINANCIALS - 11.2%
Capital Markets - 1.0%
Collins Stewart Tullett PLC	11,700	84,094
Credit Suisse Group (Reg.)	1,902	74,292
JAFCO Co. Ltd.	1,500	90,529
Julius Baer Holding AG (Bearer)	333	98,371
Lehman Brothers Holdings, Inc.	9,000	754,020
Man Group PLC	3,300	93,929
UBS AG (Reg.)	3,576	289,656
		1,484,891
Commercial Banks - 2.0%
Banca Intesa Spa	24,000	106,238
Bank of America Corp.	46,300	2,142,301
HSBC Holdings PLC (United Kingdom) (Reg.)	8,700	148,561
M&T Bank Corp.	1,000	105,410
North Fork Bancorp, Inc., New York	5,100	146,880
Societe Generale Series A	1,600	154,518
Sumitomo Mitsui Financial Group, Inc.	19	132,028
UFJ Holdings, Inc. (a)	12	63,677
		2,999,613
Consumer Finance - 0.7%
MBNA Corp.	33,500	889,760
SFCG Co. Ltd.	340	83,930
		973,690
Diversified Financial Services - 0.5%
CIT Group, Inc.	14,000	598,500
ING Groep NV (Certificaten Van Aandelen)	4,100	112,463
		710,963
Insurance - 6.0%
ACE Ltd.	6,800	274,856
AFLAC, Inc.	34,560	1,300,147
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - continued
Allianz AG (Reg.)	600	$ 75,120
American International Group, Inc.	86,767	5,496,689
Hartford Financial Services Group, Inc.	8,300	531,200
Willis Group Holdings Ltd.	33,300	1,260,405
		8,938,417
Thrifts & Mortgage Finance - 1.0%
Golden West Financial Corp., Delaware	12,400	1,478,576
TOTAL FINANCIALS		16,586,150
HEALTH CARE - 10.6%
Biotechnology - 0.3%
Actelion Ltd. (Reg.) (a)	2,579	237,550
CSL Ltd.	8,555	175,622
QIAGEN NV (a)	6,600	71,346
		484,518
Health Care Equipment & Supplies - 1.5%
Fisher Scientific International, Inc. (a)	7,812	441,690
Guidant Corp.	3,900	252,837
Medtronic, Inc.	16,300	783,215
St. Jude Medical, Inc. (a)	2,800	106,792
Waters Corp. (a)	12,200	569,252
		2,153,786
Health Care Providers & Services - 5.8%
Cardinal Health, Inc.	5,600	292,768
HealthSouth Corp. (a)	220,020	1,254,114
UnitedHealth Group, Inc.	84,400	6,992,540
		8,539,422
Pharmaceuticals - 3.0%
Johnson & Johnson	31,400	1,894,048
Novartis AG (Reg.)	4,156	199,696
Novo Nordisk AS Series B	3,800	201,911
Pfizer, Inc.	24,400	677,588
Roche Holding AG (participation certificate)	1,416	149,059
Schering-Plough Corp.	15,100	269,535
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - continued
Shire Pharmaceuticals Group PLC	8,900	$ 89,089
Wyeth	24,500	976,815
		4,457,741
TOTAL HEALTH CARE		15,635,467
INDUSTRIALS - 8.4%
Aerospace & Defense - 2.2%
Honeywell International, Inc.	38,600	1,363,738
Lockheed Martin Corp.	6,100	371,124
Northrop Grumman Corp.	9,000	506,970
Precision Castparts Corp.	4,700	304,748
The Boeing Co.	13,500	723,195
		3,269,775
Building Products - 0.3%
BPB PLC	7,400	62,199
Jacuzzi Brands, Inc. (a)	45,100	421,234
		483,433
Commercial Services & Supplies - 2.0%
Apollo Group, Inc. Class A (a)	4,400	350,680
Asset Acceptance Capital Corp.	47,700	983,097
Capita Group PLC	9,600	65,470
Career Education Corp. (a)	30,800	1,198,120
Cendant Corp.	17,000	385,390
		2,982,757
Construction & Engineering - 1.0%
Dycom Industries, Inc. (a)	19,500	568,230
Fluor Corp.	6,400	332,160
Granite Construction, Inc.	19,200	509,568
		1,409,958
Electrical Equipment - 0.1%
ABB Ltd. (Reg.) (a)	23,892	147,550
Johnson Electric Holdings Ltd.	47,500	46,122
		193,672
Industrial Conglomerates - 1.6%
General Electric Co.	13,470	476,299
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Industrial Conglomerates - continued
Siemens AG (Reg.)	2,400	$ 191,568
Tyco International Ltd.	48,882	1,660,522
		2,328,389
Machinery - 0.3%
FKI PLC	18,500	46,915
Invensys PLC (a)	268,000	89,593
Trinity Industries, Inc.	5,800	205,030
Weichai Power Co. Ltd. (H Shares)	9,000	20,487
		362,025
Road & Rail - 0.9%
Canadian National Railway Co.	13,675	792,745
Norfolk Southern Corp.	14,200	487,486
		1,280,231
Transportation Infrastructure - 0.0%
China Merchants Holdings International Co. Ltd.	20,000	31,895
TOTAL INDUSTRIALS		12,342,135
INFORMATION TECHNOLOGY - 8.8%
Communications Equipment - 0.8%
Alcatel SA (RFD) (a)	25,900	402,486
Juniper Networks, Inc. (a)	26,500	729,545
		1,132,031
Computers & Peripherals - 1.0%
ASUSTeK Computer, Inc.	19,000	43,946
Dell, Inc. (a)	33,700	1,365,524
Solomon Systech Ltd.	252,000	56,393
		1,465,863
Electronic Equipment & Instruments - 0.2%
Hon Hai Precision Industries Co. Ltd.	27,000	108,972
Hoya Corp.	700	72,929
Yageo Corp. (a)	121,000	41,323
		223,224
Internet Software & Services - 0.7%
Softbank Corp.	3,500	172,798
Yahoo!, Inc. (a)	22,100	831,402
		1,004,200
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
IT Services - 3.0%
Affiliated Computer Services, Inc. Class A (a)	42,200	$ 2,497,396
First Data Corp.	42,200	1,733,998
Sapient Corp. (a)	30,130	238,328
		4,469,722
Semiconductors & Semiconductor Equipment - 2.2%
Analog Devices, Inc.	3,700	136,715
ASML Holding NV (a)	6,700	102,175
ASML Holding NV (NY Shares) (a)	20,700	315,675
Intel Corp.	75,500	1,687,425
KLA-Tencor Corp. (a)	20,600	928,236
National Semiconductor Corp. (a)	7,800	120,588
		3,290,814
Software - 0.9%
Amdocs Ltd. (a)	10,400	268,840
Dassault Systemes SA	2,300	119,208
Microsoft Corp.	34,860	934,597
Nintendo Co. Ltd.	600	72,190
		1,394,835
TOTAL INFORMATION TECHNOLOGY		12,980,689
MATERIALS - 4.4%
Chemicals - 2.2%
Dow Chemical Co.	9,400	474,418
Monsanto Co.	26,900	1,237,938
Mosaic Co. (a)	53,600	931,568
Potash Corp. of Saskatchewan	8,700	667,566
		3,311,490
Construction Materials - 0.1%
HeidelbergCement AG	2,915	166,079
Metals & Mining - 1.8%
Alcan, Inc.	8,800	448,552
Arch Coal, Inc.	10,100	385,820
BHP Billiton PLC	7,300	85,345
Massey Energy Co.	17,700	621,624
Nucor Corp.	10,500	555,450
Peabody Energy Corp.	6,400	531,200
Rio Tinto PLC (Reg.)	2,700	79,373
		2,707,364
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Paper & Forest Products - 0.3%
Aracruz Celulose SA sponsored ADR	7,000	$ 259,630
Votorantim Celulose e Papel SA sponsored (non-vtg.) ADR	2,700	101,655
		361,285
TOTAL MATERIALS		6,546,218
TELECOMMUNICATION SERVICES - 7.3%
Diversified Telecommunication Services - 0.2%
Deutsche Telekom AG (Reg.) (a)	10,500	222,810
Telefonica SA	6,300	110,355
		333,165
Wireless Telecommunication Services - 7.1%
Crown Castle International Corp. (a)	18,200	307,216
Nextel Communications, Inc. Class A (a)(d)	266,300	7,578,897
SpectraSite, Inc. (a)	36,800	2,132,928
Vodafone Group PLC	139,600	380,689
		10,399,730
TOTAL TELECOMMUNICATION SERVICES		10,732,895
TOTAL COMMON STOCKS (Cost $91,315,412)		105,500,914
Nonconvertible Bonds - 0.1%
	Principal Amount
FINANCIALS - 0.0%
Capital Markets - 0.0%
Bank of New York Co., Inc. 4.25% 9/4/12 (g)	$ 10,000	10,017
Real Estate - 0.0%
EOP Operating LP 4.65% 10/1/10	15,000	14,946
TOTAL FINANCIALS		24,963
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Deutsche Telekom International Finance BV 8.75% 6/15/30	$ 50,000	$ 64,211
TOTAL NONCONVERTIBLE BONDS (Cost $85,097)		89,174
U.S. Government and Government Agency Obligations - 5.6%

U.S. Government Agency Obligations - 1.8%
Fannie Mae:
2.15% 4/13/06	75,000	74,124
3.25% 8/15/08	1,035,000	1,018,340
6.25% 2/1/11	400,000	436,608
Freddie Mac:
2.7% 3/16/07	1,000,000	987,096
5.25% 11/5/12	75,000	75,731
5.875% 3/21/11	50,000	53,637
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		2,645,536
U.S. Treasury Inflation Protected Obligations - 0.3%
U.S. Treasury Inflation-Indexed Bonds 3.375% 4/15/32	106,978	135,751
U.S. Treasury Inflation-Indexed Notes:
2% 1/15/14	205,534	211,091
4.25% 1/15/10	141,079	163,955
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		510,797
U.S. Treasury Obligations - 3.5%
U.S. Treasury Bills, yield at date of purchase 1.65% to 2.09% 12/9/04 to 2/17/05 (f)	350,000	349,154
U.S. Treasury Bonds 8% 11/15/21	2,115,000	2,853,266
U.S. Treasury Notes 2.75% 7/31/06	1,900,000	1,894,731
TOTAL U.S. TREASURY OBLIGATIONS		5,097,151
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $8,337,638)		8,253,484
Asset-Backed Securities - 0.1%
	Principal Amount	Value (Note 1)
Argent Securities, Inc. Series 2003-W3 Class M2, 3.9806% 9/25/33 (g)	$ 25,000	$ 25,720
Countrywide Home Loans, Inc. Series 2002-6 Class AV1, 2.6106% 5/25/33 (g)	19,430	19,461
First USA Secured Note Trust Series 2001-3 Class C, 3.18% 11/19/08 (e)(g)	15,000	15,105
Household Private Label Credit Card Master Note Trust I Series 2002-3 Class B, 3.35% 9/15/09 (g)	120,000	120,980
Residential Asset Mortgage Products, Inc. Series 2003-RZ2 Class A1, 3.6% 4/25/33	14,031	13,991
TOTAL ASSET-BACKED SECURITIES (Cost $193,596)		195,257
Collateralized Mortgage Obligations - 0.0%

Private Sponsor - 0.0%
Merrill Lynch Mortgage Investors, Inc.:
Series 2003-G Class XA1, 1% 1/25/29 (h)	63,880	986
Series 2003-H Class XA1, 1% 1/25/29 (e)(h)	56,382	877
Sequoia Mortgage Funding Trust Series 2003-A Class AX1, 0.8% 10/21/08 (e)(h)	243,170	2,356
TOTAL PRIVATE SPONSOR		4,219
U.S. Government Agency - 0.0%
Freddie Mac Multi-class participation certificates guaranteed sequential pay Series 2750 Class ZT, 5% 2/15/34	5,191	4,519
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $8,287)		8,738
Fixed-Income Funds - 8.0%
	Shares
Fidelity High Income Central Investment Portfolio 1 (b)	105,833	10,584,309
Fidelity Ultra-Short Central Fund (b)	12,232	1,217,084
TOTAL FIXED-INCOME FUNDS (Cost $11,202,060)		11,801,393
Money Market Funds - 18.3%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.98% (b)(c) (Cost $27,083,207)	27,083,207	$ 27,083,207
TOTAL INVESTMENT PORTFOLIO - 103.5% (Cost $138,225,297)		152,932,167
NET OTHER ASSETS - (3.5)%		(5,152,568)
NET ASSETS - 100%		$ 147,779,599
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
15 S&P 500 Index Contracts	Dec. 2004	$ 4,402,875	$ 178,222

The face value of futures purchased as a percentage of net assets - 3%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted for Money Market funds is the annualized seven-day yield of the fund at period end. A complete listing of each fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $18,338 or 0.0% of net assets.

(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $349,154.
(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(h) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
Other Information
The composition of credit quality ratings as a percentage of net assets, is as follows (ratings are unaudited):
U.S. Government and U.S. Government Agency Obligations	5.4%
AAA, AA, A	0.5%
BBB	0.2%
BB and Below	6.7%
Not Rated	0.2%
Equities	74.4%
Short Term Investments and Net Other Assets	12.6%
Total	100.0%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.8%
Canada	2.0%
United Kingdom	1.4%
Bermuda	1.1%
France	1.0%
Japan	1.0%
Others (individually less than 1%)	3.7%
100.0%
The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central funds.
Income Tax Information
At November 30, 2004, the fund had a capital loss carryforward of approximately $11,600,000 all of which will expire on November 30, 2010.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

November 30, 2004

Assets
Investment in securities, at value (including securities loaned of $6,201,434) (cost $138,225,297) - See accompanying schedule		$ 152,932,167
Cash		9,363
Foreign currency held at value (cost $567,768)		588,435
Receivable for investments sold		1,571,012
Receivable for fund shares sold		212,301
Dividends receivable		261,501
Interest receivable		99,358
Prepaid expenses		586
Other receivables		14,952
Total assets		155,689,675

Liabilities
Payable for investments purchased	$ 644,348
Payable for fund shares redeemed	655,401
Accrued management fee	69,914
Distribution fees payable	74,576
Payable for daily variation on futures contracts	7,125
Other affiliated payables	43,880
Other payables and accrued expenses	41,257
Collateral on securities loaned, at value	6,373,575
Total liabilities		7,910,076

Net Assets		$ 147,779,599
Net Assets consist of:
Paid in capital		$ 145,631,397
Undistributed net investment income		114,250
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(12,872,589)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		14,906,541
Net Assets		$ 147,779,599

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($36,511,502 ÷ 3,288,500 shares)	$ 11.10

Maximum offering price per share (100/94.25 of $11.10)	$ 11.78
Class T: Net Asset Value and redemption price per share ($57,815,977 ÷ 5,232,814 shares)	$ 11.05

Maximum offering price per share (100/96.50 of $11.05)	$ 11.45
Class B: Net Asset Value and offering price per share ($32,642,433 ÷ 2,965,586 shares) A	$ 11.01

Class C: Net Asset Value and offering price per share ($20,022,794 ÷ 1,818,765 shares) A	$ 11.01

Institutional Class: Net Asset Value, offering price and redemption price per share ($786,893 ÷ 70,613 shares)	$ 11.14

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Year ended November 30, 2004

Investment Income
Dividends		$ 1,002,083
Interest		1,725,122
Security lending		18,979
Total income		2,746,184

Expenses
Management fee	$ 789,578
Transfer agent fees	439,254
Distribution fees	826,664
Accounting and security lending fees	73,119
Non-interested trustees' compensation	718
Custodian fees and expenses	50,925
Registration fees	63,198
Audit	36,510
Legal	469
Interest	434
Miscellaneous	20,181
Total expenses before reductions	2,301,050
Expense reductions	(34,227)	2,266,823
Net investment income (loss)		479,361
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	10,619,705
Foreign currency transactions	(7,257)
Futures contracts	609,805
Total net realized gain (loss)		11,222,253
Change in net unrealized appreciation (depreciation) on: Investment securities	4,234,379
Assets and liabilities in foreign currencies	21,394
Futures contracts	(47,929)
Total change in net unrealized appreciation (depreciation)		4,207,844
Net gain (loss)		15,430,097
Net increase (decrease) in net assets resulting from operations		$ 15,909,458
Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2004	Year ended November 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 479,361	$ 1,070,084
Net realized gain (loss)	11,222,253	6,022,547
Change in net unrealized appreciation (depreciation)	4,207,844	8,440,346
Net increase (decrease) in net assets resulting from operations	15,909,458	15,532,977
Distributions to shareholders from net investment income	(753,013)	(1,097,402)
Share transactions - net increase (decrease)	2,771,199	5,523,967
Total increase (decrease) in net assets	17,927,644	19,959,542

Net Assets
Beginning of period	129,851,955	109,892,413
End of period (including undistributed net investment income of $114,250 and undistributed net investment income of $417,597, respectively)	$ 147,779,599	$ 129,851,955

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.93	$ 8.77	$ 9.83	$ 11.02	$ 10.92
Income from Investment Operations
Net investment income (loss) C	.08	.12	.15	.20	.19
Net realized and unrealized gain (loss)	1.17	1.16	(1.05)	(1.20)	.08
Total from investment operations	1.25	1.28	(.90)	(1.00)	.27
Distributions from net investment income	(.08)	(.12)	(.16)	(.19)	(.17)
Net asset value, end of period	$ 11.10	$ 9.93	$ 8.77	$ 9.83	$ 11.02
Total Return A, B	12.66%	14.79%	(9.28)%	(9.13)%	2.40%
Ratios to Average Net Assets D
Expenses before expense reductions	1.28%	1.27%	1.29%	1.26%	1.51%
Expenses net of voluntary waivers, if any	1.28%	1.27%	1.29%	1.26%	1.51%
Expenses net of all reductions	1.25%	1.23%	1.25%	1.23%	1.49%
Net investment income (loss)	.75%	1.33%	1.65%	1.97%	1.64%
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,512	$ 36,234	$ 29,894	$ 14,487	$ 14,567
Portfolio turnover rate	106%	99%	120%	165%	193%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.90	$ 8.75	$ 9.79	$ 10.99	$ 10.89
Income from Investment Operations
Net investment income (loss) C	.05	.09	.13	.17	.16
Net realized and unrealized gain (loss)	1.17	1.15	(1.05)	(1.19)	.08
Total from investment operations	1.22	1.24	(.92)	(1.02)	.24
Distributions from net investment income	(.07)	(.09)	(.12)	(.18)	(.14)
Net asset value, end of period	$ 11.05	$ 9.90	$ 8.75	$ 9.79	$ 10.99
Total Return A, B	12.39%	14.33%	(9.50)%	(9.35)%	2.14%
Ratios to Average Net Assets D
Expenses before expense reductions	1.57%	1.59%	1.56%	1.55%	1.78%
Expenses net of voluntary waivers, if any	1.57%	1.59%	1.56%	1.55%	1.78%
Expenses net of all reductions	1.55%	1.56%	1.53%	1.52%	1.76%
Net investment income (loss)	.46%	1.00%	1.38%	1.69%	1.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 57,816	$ 54,298	$ 45,804	$ 71,346	$ 25,527
Portfolio turnover rate	106%	99%	120%	165%	193%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.87	$ 8.73	$ 9.78	$ 10.96	$ 10.85
Income from Investment Operations
Net investment income (loss) C	(.01)	.04	.08	.12	.10
Net realized and unrealized gain (loss)	1.17	1.15	(1.05)	(1.19)	.09
Total from investment operations	1.16	1.19	(.97)	(1.07)	.19
Distributions from net investment income	(.02)	(.05)	(.08)	(.11)	(.08)
Net asset value, end of period	$ 11.01	$ 9.87	$ 8.73	$ 9.78	$ 10.96
Total Return A, B	11.77%	13.72%	(10.00)%	(9.80)%	1.72%
Ratios to Average Net Assets D
Expenses before expense reductions	2.14%	2.12%	2.10%	2.04%	2.27%
Expenses net of voluntary waivers, if any	2.14%	2.12%	2.10%	2.04%	2.27%
Expenses net of all reductions	2.11%	2.08%	2.06%	2.01%	2.26%
Net investment income (loss)	(.11)%	.48%	.84%	1.20%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,642	$ 25,463	$ 19,261	$ 21,599	$ 17,797
Portfolio turnover rate	106%	99%	120%	165%	193%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.87	$ 8.72	$ 9.77	$ 10.94	$ 10.85
Income from Investment Operations
Net investment income (loss) C	(.01)	.05	.08	.12	.10
Net realized and unrealized gain (loss)	1.17	1.15	(1.05)	(1.18)	.08
Total from investment operations	1.16	1.20	(.97)	(1.06)	.18
Distributions from net investment income	(.02)	(.05)	(.08)	(.11)	(.09)
Net asset value, end of period	$ 11.01	$ 9.87	$ 8.72	$ 9.77	$ 10.94
Total Return A, B	11.77%	13.85%	(10.01)%	(9.73)%	1.62%
Ratios to Average Net Assets D
Expenses before expense reductions	2.08%	2.08%	2.07%	2.02%	2.26%
Expenses net of voluntary waivers, if any	2.08%	2.08%	2.07%	2.02%	2.26%
Expenses net of all reductions	2.05%	2.05%	2.03%	1.99%	2.24%
Net investment income (loss)	(.05)%	.52%	.88%	1.22%	.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,023	$ 13,150	$ 9,574	$ 11,037	$ 9,737
Portfolio turnover rate	106%	99%	120%	165%	193%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.95	$ 8.78	$ 9.85	$ 11.04	$ 10.95
Income from Investment Operations
Net investment income (loss) B	.11	.15	.16	.24	.22
Net realized and unrealized gain (loss)	1.19	1.15	(1.04)	(1.21)	.08
Total from investment operations	1.30	1.30	(.88)	(.97)	.30
Distributions from net investment income	(.11)	(.13)	(.19)	(.22)	(.21)
Net asset value, end of period	$ 11.14	$ 9.95	$ 8.78	$ 9.85	$ 11.04
Total Return A	13.17%	15.03%	(9.07)%	(8.86)%	2.66%
Ratios to Average Net Assets C
Expenses before expense reductions	.92%	1.13%	1.11%	.95%	1.28%
Expenses net of voluntary waivers, if any	.92%	1.13%	1.11%	.95%	1.28%
Expenses net of all reductions	.89%	1.09%	1.07%	.92%	1.26%
Net investment income (loss)	1.11%	1.47%	1.84%	2.29%	1.87%
Supplemental Data
Net assets, end of period (000 omitted)	$ 787	$ 707	$ 5,359	$ 745	$ 1,193
Portfolio turnover rate	106%	99%	120%	165%	193%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2004

1. Significant Accounting Policies.

Fidelity Advisor Asset Allocation Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The fund may invest in affiliated fixed income and money market central funds (underlying funds) managed by affiliates of Fidelity Management & Research Company (FMR).

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund and underlying funds (funds):

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies, including underlying funds, are valued at their net asset value each business day.

Foreign Currency. The funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including purchases and sales of the underlying funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result,

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), prior period premium and discount on debt securities, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 18,071,558
Unrealized depreciation	(4,441,159)
Net unrealized appreciation (depreciation)	13,630,399
Undistributed ordinary income	79,677
Capital loss carryforward	11,599,674

Cost for federal income tax purposes	$ 139,301,768

The tax character of distributions paid was as follows:

	November 30, 2004	November 30, 2003
Ordinary Income	$ 753,013	$ 1,097,402

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The funds may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the funds identify securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The funds may use futures contracts to manage their exposure to the stock market. Buying futures tends to increase the funds' exposure to the underlying instrument, while selling futures tends to decrease the funds' exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Annual Report

2. Operating Policies - continued

Restricted Securities. The funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities, and in-kind transactions aggregated $112,633,553 and $113,104,587, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 84,279	$ -
Class T	.25%	.25%	283,590	-
Class B	.75%	.25%	291,864	218,898
Class C	.75%	.25%	166,931	49,432
			$ 826,664	$ 268,330

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 35,144
Class T	11,539
Class B*	108,470
Class C*	2,448
$ 157,601

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 91,795.27
Class T	179,524.32
Class B	112,241.38
Class C	54,218.32
Institutional Class	1,476.16
	$ 439,254

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated central funds managed by Fidelity Investments Money Management, Inc. (FIMM) or Fidelity Management and Research Co, Inc. (FMRC), affiliates of FMR. The central funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Money Market central funds seek preservation of capital and current income. The Ultra-Short Central Fund seeks to obtain a high level of current income consistent with preservation of capital. The High Income Central Investment Portfolio 1 seeks a high level of income and may also seek capital appreciation. The central funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $314,241 for the period.

Market value of securities delivered on an in-kind basis, in a non-taxable exchange, for 105,833 shares of the Fidelity High Income Central Investment Portfolio 1 aggregated $10,583,251 during the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,527 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period amounted to $11,918,000. The weighted average interest rate was 1.31%. At period end, there were no bank borrowings outstanding.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $33,726 for the period. In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $262. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 239

9. Other Information.

At the end of the period, one otherwise unaffiliated shareholder was the owner of record of 13% of the total outstanding shares of the fund.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2004	2003
From net investment income
Class A	$ 276,211	$ 411,851
Class T	388,992	451,390
Class B	52,132	115,181
Class C	27,347	56,433
Institutional Class	8,331	62,547
Total	$ 753,013	$ 1,097,402

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended November 30,		Years ended November 30,
	2004	2003	2004	2003
Class A
Shares sold	1,440,478	783,840	$ 14,859,192	$ 7,143,367
Reinvestment of distributions	26,510	46,539	270,784	406,768
Shares redeemed	(1,827,167)	(589,674)	(18,758,519)	(5,293,789)
Net increase (decrease)	(360,179)	240,705	$ (3,628,543)	$ 2,256,346
Class T
Shares sold	1,379,239	1,504,801	$ 14,227,145	$ 13,788,895
Reinvestment of distributions	37,143	51,501	377,760	443,726
Shares redeemed	(1,667,206)	(1,309,706)	(17,214,237)	(11,556,773)
Net increase (decrease)	(250,824)	246,596	$ (2,609,332)	$ 2,675,848
Class B
Shares sold	993,729	886,189	$ 10,217,284	$ 7,962,192
Reinvestment of distributions	4,477	11,729	45,217	100,012
Shares redeemed	(611,883)	(526,101)	(6,276,642)	(4,664,297)
Net increase (decrease)	386,323	371,817	$ 3,985,859	$ 3,397,907
Class C
Shares sold	840,741	566,162	$ 8,660,023	$ 5,122,278
Reinvestment of distributions	2,340	5,829	23,630	49,618
Shares redeemed	(356,898)	(337,614)	(3,660,682)	(2,974,840)
Net increase (decrease)	486,183	234,377	$ 5,022,971	$ 2,197,056
Institutional Class
Shares sold	161,798	96,571	$ 1,695,127	$ 844,779
Reinvestment of distributions	588	7,187	6,027	61,061
Shares redeemed	(162,830)	(643,241)	(1,700,910)	(5,909,030)
Net increase (decrease)	(444)	(539,483)	$ 244	$ (5,003,190)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Asset Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Asset Allocation Fund (a fund of Fidelity Advisor Series I) at November 30, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Asset Allocation Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 11, 2005

Annual Report

Fidelity High Income Central Investment Portfolio 1

November 30, 2004 (Unaudited)

Top Fifty Holdings (excluding cash equivalents)
	Principal Amount	Value	% of Fund's Net Assets
Ship Finance International Ltd. 8.5% 12/15/13	$ 17,800,000	$ 18,333,981	1.7
Teekay Shipping Corp. 8.875% 7/15/11	10,780,000	12,450,900	1.1
Micron Technology, Inc. 6.5% 9/30/05	11,761,905	11,732,500	1.1
General Maritime Corp. 10% 3/15/13	9,940,000	11,431,000	1.0
Stone Container Corp. 9.75% 2/1/11	10,050,000	11,105,250	1.0
Invensys PLC 9.875% 3/15/11	8,710,000	9,297,925	0.9
Western Financial Bank 9.625% 5/15/12	8,060,000	9,188,400	0.9
Millicom International Cellular SA 10% 12/1/13	8,805,000	9,157,200	0.8
Mariner Health Care, Inc. 8.25% 12/15/13	7,440,000	8,928,000	0.8
PerkinElmer, Inc. 8.875% 1/15/13	7,470,000	8,478,450	0.8
OMI Corp. 7.625% 12/1/13	7,645,000	8,218,375	0.8
TFM SA de CV yankee 11.75% 6/15/09	8,030,000	8,190,600	0.8
BCP Caylux Holdings Luxembourg SCA 9.625% 6/15/14	7,120,000	7,974,400	0.7
Compass Minerals International, Inc. 0% 6/1/13	9,175,000	7,431,750	0.7
EchoStar DBS Corp. 5.75% 10/1/08	7,060,000	7,148,250	0.7
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11	6,015,000	7,037,550	0.7
The Reader's Digest Association, Inc. 6.5% 3/1/11	6,610,000	6,890,925	0.6
Celestica, Inc. 7.875% 7/1/11	6,470,000	6,858,200	0.6
Wyndham International, Inc. term loan 6.875% 6/30/06	6,806,296	6,831,820	0.6
NRG Energy, Inc. 8% 12/15/13	5,998,000	6,612,795	0.6
Norske Skog Canada Ltd. 8.625% 6/15/11	6,065,000	6,489,550	0.6
Hanover Compressor Co. 0% 3/31/07	7,660,000	6,472,700	0.6
Tenet Healthcare Corp. 6.375% 12/1/11	6,995,000	6,470,375	0.6
Millennium America, Inc. 9.25% 6/15/08	5,690,000	6,401,250	0.6
Huntsman LLC 9.32% 7/15/11	5,660,000	6,367,500	0.6
Wheeling Island Gaming, Inc. 10.125% 12/15/09	5,835,000	6,258,038	0.6
MGM MIRAGE 6% 10/1/09	6,105,000	6,242,363	0.6
Berry Plastics Corp. 10.75% 7/15/12	5,310,000	6,079,950	0.6
Astoria Energy LLC term loan 6.9906% 4/15/12	5,890,000	6,007,800	0.6
Sonic Automotive, Inc. 8.625% 8/15/13	5,550,000	5,980,125	0.6
Hilton Head Communications LP Tranche B, term loan 6.25% 3/31/08	6,050,000	5,921,438	0.6
Top Fifty Holdings (excluding cash equivalents) - continued
	Principal Amount	Value	% of Fund's Net Assets
Hilcorp Energy I LP/Hilcorp Finance Co. 10.5% 9/1/10	$ 5,205,000	$ 5,920,688	0.5
Wise Metals Group LLC/Alloys Finance 10.25% 5/15/12	5,830,000	5,902,875	0.5
Riverside Energy Center LLC term loan 6.38% 6/24/11	5,793,001	5,879,896	0.5
Qwest Capital Funding, Inc. 7.25% 2/15/11	6,055,000	5,691,700	0.5
Xerox Corp. 7.125% 6/15/10	5,235,000	5,666,888	0.5
Levi Strauss & Co. 12.25% 12/15/12	5,370,000	5,665,350	0.5
Range Resources Corp. 7.375% 7/15/13	5,235,000	5,653,800	0.5
Browning-Ferris Industries, Inc. 6.375% 1/15/08	5,755,000	5,639,900	0.5
KB Home 7.75% 2/1/10	5,095,000	5,553,550	0.5
Owens-Brockway Glass Container, Inc. 8.875% 2/15/09	5,050,000	5,466,625	0.5
U.S. West Capital Funding, Inc. 6.375% 7/15/08	5,547,000	5,380,590	0.5
Texas Industries, Inc. 10.25% 6/15/11	4,650,000	5,370,750	0.5
Nextel Communications, Inc. 6.875% 10/31/13	4,970,000	5,367,600	0.5
Psychiatric Solutions, Inc. 10.625% 6/15/13	4,605,000	5,330,288	0.5
Nortek, Inc. 8.5% 9/1/14	4,950,000	5,321,250	0.5
Qwest Capital Funding, Inc. 7% 8/3/09	5,440,000	5,276,800	0.5
GCI, Inc. 7.25% 2/15/14	5,225,000	5,225,000	0.5
American Real Estate Partners/American Real Estate Finance Corp. 8.125% 6/1/12	4,820,000	5,133,300	0.5
Overseas Shipholding Group, Inc. 8.25% 3/15/13	4,550,000	5,107,375	0.5
Top 50 Holdings as a Percentage of Fund's Net Assets - 33.0%

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Asset Allocation (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Bart A. Grenier (45)

Year of Election or Appointment: 2001

Vice President of Advisor Asset Allocation. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Matthew J. Conti (38)

Year of Election or Appointment: 2003

Vice President of Advisor Asset Allocation. Mr. Conti also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Conti managed a variety of Fidelity funds. Mr. Conti also serves as Vice President of FMR (2003) and FMR Co., Inc. (2003).

Richard C. Habermann (64)

Year of Election or Appointment: 1998

Vice President of Advisor Asset Allocation. Mr. Habermann is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Habermann managed a variety of Fidelity funds.

Jeffrey Moore (39)

Year of Election or Appointment: 2002

Vice President of Advisor Asset Allocation. Mr. Moore also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Moore managed a variety of Fidelity funds.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor Asset Allocation. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Asset Allocation. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Asset Allocation. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Asset Allocation. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Asset Allocation. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Asset Allocation. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Asset Allocation. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Asset Allocation. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Asset Allocation. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Asset Allocation. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Asset Allocation. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Asset Allocation. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of 11.42% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Institutional Class designates 11% and 63% of the dividends distributed in December and June, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 29% and 100% of the dividends distributed in December and June, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 17, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.A
	# of Votes	% of Votes
Affirmative	16,294,841,572.46	67.846
Against	4,036,653,996.81	16.807
Abstain	993,877,882.58	4.139
Broker Non-Votes	2,691,734,610.28	11.208
TOTAL	24,017,108,062.13	100.000
PROPOSAL 2
To elect a Board of Trustees.A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	22,840,552,929.63	95.101
Withheld	1,176,555,132.50	4.899
TOTAL	24,017,108,062.13	100.000
Ralph F. Cox
Affirmative	22,814,730,343.25	94.994
Withheld	1,202,377,718.88	5.006
TOTAL	24,017,108,062.13	100.000
Laura B. Cronin
Affirmative	22,827,669,460.37	95.048
Withheld	1,189,438,601.76	4.952
TOTAL	24,017,108,062.13	100.000
Robert M. Gates
Affirmative	22,832,759,061.32	95.069
Withheld	1,184,349,000.81	4.931
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
George H. Heilmeier
Affirmative	22,837,906,059.00	95.090
Withheld	1,179,202,003.13	4.910
TOTAL	24,017,108,062.13	100.000
Abigail P. Johnson
Affirmative	22,819,456,149.99	95.013
Withheld	1,197,651,912.14	4.987
TOTAL	24,017,108,062.13	100.000
Edward C. Johnson 3d
Affirmative	22,810,259,696.01	94.975
Withheld	1,206,848,366.12	5.025
TOTAL	24,017,108,062.13	100.000
Donald J. Kirk
Affirmative	22,822,861,358.25	95.028
Withheld	1,194,246,703.88	4.972
TOTAL	24,017,108,062.13	100.000
Marie L. Knowles
Affirmative	22,840,012,715.43	95.099
Withheld	1,177,095,346.70	4.901
TOTAL	24,017,108,062.13	100.000
Ned C. Lautenbach
Affirmative	22,844,948,054.36	95.119
Withheld	1,172,160,007.77	4.881
TOTAL	24,017,108,062.13	100.000
Marvin L. Mann
Affirmative	22,823,351,253.51	95.030
Withheld	1,193,756,808.62	4.970
TOTAL	24,017,108,062.13	100.000
William O. McCoy
Affirmative	22,824,777,791.95	95.035
Withheld	1,192,330,270.18	4.965
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	22,847,253,473.29	95.129
Withheld	1,169,854,588.84	4.871
TOTAL	24,017,108,062.13	100.000
William S. Stavropoulos
Affirmative	22,836,942,275.18	95.086
Withheld	1,180,165,786.95	4.914
TOTAL	24,017,108,062.13	100.000
A Denotes trust-wide proposals and voting results.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments
Money Management, Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AALI-UANN-0105
1.786672.101

Fidelity® Advisor

Large Cap

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	7	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	8	An example of shareholder expenses.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	18	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	27	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	34
Trustees and Officers	35
Distributions	46
Proxy Voting Results	47

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2004	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge) B	0.81%	-6.81%	5.60%
Class T (incl. 3.50% sales charge)	3.03%	-6.53%	5.77%
Class B (incl. contingent deferred sales charge) C	1.15%	-6.77%	5.77%
Class C (incl. contingent deferred sales charge) D	5.16%	-6.38%	5.57%

A From February 20, 1996.

B Class A's 12b-1 fee may have ranged over time between 0.25% and 0.35%, as an equivalent amount of brokerage commissions of up to 0.10% of the class's average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class A's 12b-1 plan currently authorizes a 0.25% 12b-1 fee. The initial offering of Class A shares took place on September 3, 1996. Returns prior to September 3, 1996 are those of Class T and reflect a 0.50% 12b-1 fee.

C Class B shares' contingent deferred sales charges included in the past one year, past five year and life of fund total return figures are 5%, 2% and 0%, respectively.

D Class C's bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns prior to November 3, 1997 are those of Class B and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charges included in the past one year, past five year and life of fund total return figures are 1%, 0% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Large Cap Fund - Class T on February 20, 1996, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Karen Firestone, Portfolio Manager of Fidelity® Advisor Large Cap Fund

Despite surging oil prices, a struggling job market and four interest rate hikes in a five-month span, U.S. equity markets posted solid results for the 12-month period ending November 30, 2004, and were closing in on a second straight year in the black. There was great disparity in the market during the past year. For instance, value stocks trounced their growth counterparts during the period. To illustrate, the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, small- and mid-cap stocks vastly outperformed larger-cap stocks. Energy was the best-performing sector of the market, propelled by a spike in oil prices. Conversely, technology stocks dipped lower in response to a slowdown in corporate capital spending. For the 12-month period overall, the Standard & Poor's 500SM Index returned 12.86% - slightly above its historical average. Elsewhere, the Dow Jones Industrial AverageSM rose 8.87% and the tech-heavy NASDAQ Composite® Index advanced 7.50%.

Fidelity Advisor Large Cap Fund's Class A, Class T, Class B and Class C shares were up 6.96%, 6.77%, 6.15% and 6.16%, respectively, during the year ending November 30, 2004. These returns trailed the S&P 500® and the 9.52% gain of the LipperSM Growth Funds Average. The fund's higher exposure to certain cyclical - meaning economically sensitive - stocks hindered its performance relative to the index, as investors favored more-defensive names amid an increasingly challenging market environment featuring rising interest rates, soaring energy prices, terrorism threats and geopolitical unrest. In particular, overweighting stocks in the poor-performing technology hardware and equipment, semiconductor and media industries contributed to the fund's relative performance shortfall. Some of our biggest detractors included semiconductor holdings Analog Devices and Texas Instruments, as well as newspaper/broadcasting firm Tribune. Elsewhere, overweighting poor-performing pharmaceutical stocks compared to the index, including Merck and AstraZeneca, also held back the fund's relative results. On the positive side of the ledger, the fund was helped by maintaining a higher percentage of strong-performing capital goods stocks relative to the index, such as industrial conglomerate Tyco International and industrial parts manufacturer Precision Castparts. Other top performers included Internet portal Yahoo! and oil refining company Valero Energy.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class A
Actual	$ 1,000.00	$ 1,023.90	$ 6.43
HypotheticalA	$ 1,000.00	$ 1,018.57	$ 6.43
Class T
Actual	$ 1,000.00	$ 1,022.60	$ 7.13
HypotheticalA	$ 1,000.00	$ 1,017.86	$ 7.14
Class B
Actual	$ 1,000.00	$ 1,019.70	$ 10.35
HypotheticalA	$ 1,000.00	$ 1,014.62	$ 10.38
Class C
Actual	$ 1,000.00	$ 1,019.70	$ 10.20
HypotheticalA	$ 1,000.00	$ 1,014.77	$ 10.23
Institutional Class
Actual	$ 1,000.00	$ 1,025.30	$ 4.76
HypotheticalA	$ 1,000.00	$ 1,020.24	$ 4.76

A 5% return per year before expenses

*Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.27%
Class T	1.41%
Class B	2.05%
Class C	2.02%
Institutional Class	.94%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	3.9	3.1
General Electric Co.	3.3	2.7
Dell, Inc.	2.3	2.1
Walt Disney Co.	2.1	1.4
Wal-Mart Stores, Inc.	2.0	2.0
Cisco Systems, Inc.	2.0	2.5
Exxon Mobil Corp.	2.0	1.4
Tyco International Ltd.	1.9	1.7
Caterpillar, Inc.	1.9	1.3
American Express Co.	1.9	1.4
	23.3
Top Five Market Sectors as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.2	23.0
Industrials	17.5	10.5
Financials	13.8	13.7
Consumer Discretionary	11.4	14.3
Health Care	11.3	17.5
Asset Allocation (% of fund's net assets)
As of November 30, 2004 *		As of May 31, 2004 **
	Stocks 98.0%		Stocks 96.0%
	Short-Term Investments and Net Other Assets 2.0%		Short-Term Investments and Net Other Assets 4.0%
* Foreign investments	8.2%	** Foreign investments	7.8%

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.4%
Hotels, Restaurants & Leisure - 0.7%
Hilton Group PLC	404,045	$ 1,993,295
Rank Group PLC	490,446	2,843,488
		4,836,783
Internet & Catalog Retail - 0.7%
eBay, Inc. (a)	45,700	5,138,965
Media - 6.3%
Antena 3 Television SA (a)	43,263	2,846,721
British Sky Broadcasting Group PLC (BSkyB) sponsored ADR	75,749	3,224,635
Citadel Broadcasting Corp. (a)	154,900	2,388,558
Comcast Corp. Class A (special) (a)	95,300	2,825,645
Time Warner, Inc. (a)	628,000	11,121,880
Tribune Co.	93,500	4,055,095
Viacom, Inc. Class B (non-vtg.) (a)	25,174	873,538
Vivendi Universal SA sponsored ADR (a)	106,000	3,117,460
Walt Disney Co.	548,300	14,738,304
		45,191,836
Specialty Retail - 2.2%
Gap, Inc.	110,400	2,412,240
Home Depot, Inc.	301,700	12,595,975
Sherwin-Williams Co.	22,800	1,016,880
		16,025,095
Textiles, Apparel & Luxury Goods - 1.5%
NIKE, Inc. Class B	72,400	6,129,384
Polo Ralph Lauren Corp. Class A	118,848	4,681,423
		10,810,807
TOTAL CONSUMER DISCRETIONARY		82,003,486
CONSUMER STAPLES - 7.4%
Beverages - 1.1%
PepsiCo, Inc.	92,000	4,591,720
The Coca-Cola Co.	98,200	3,860,242
		8,451,962
Food & Staples Retailing - 3.1%
Safeway, Inc. (a)	192,100	3,703,688
Wal-Mart Stores, Inc.	279,800	14,566,388
Walgreen Co.	107,500	4,104,350
		22,374,426
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - continued
Food Products - 0.6%
Kellogg Co.	98,262	$ 4,294,049
Household Products - 0.8%
Procter & Gamble Co.	109,000	5,829,320
Personal Products - 1.8%
Alberto-Culver Co.	132,425	6,131,278
Gillette Co.	154,200	6,706,158
		12,837,436
TOTAL CONSUMER STAPLES		53,787,193
ENERGY - 6.2%
Energy Equipment & Services - 1.9%
Baker Hughes, Inc.	68,200	3,023,306
Schlumberger Ltd. (NY Shares)	166,800	10,947,084
		13,970,390
Oil & Gas - 4.3%
ChevronTexaco Corp.	134,000	7,316,400
ConocoPhillips	10,700	973,593
Exxon Mobil Corp.	273,100	13,996,375
Occidental Petroleum Corp.	64,100	3,859,461
Valero Energy Corp.	95,900	4,487,161
		30,632,990
TOTAL ENERGY		44,603,380
FINANCIALS - 13.8%
Capital Markets - 3.1%
Ameritrade Holding Corp. (a)	128,900	1,795,577
Bank of New York Co., Inc.	123,700	4,070,967
Charles Schwab Corp.	229,200	2,470,776
Knight Trading Group, Inc. (a)	129,600	1,478,736
Morgan Stanley	242,100	12,286,575
		22,102,631
Commercial Banks - 2.8%
Bank of America Corp.	183,500	8,490,545
Wachovia Corp.	107,800	5,578,650
Wells Fargo & Co.	103,200	6,374,664
		20,443,859
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Consumer Finance - 2.7%
American Express Co.	240,990	$ 13,425,553
MBNA Corp.	230,100	6,111,456
		19,537,009
Diversified Financial Services - 2.4%
Citigroup, Inc.	189,766	8,492,029
Deutsche Boerse AG	50,139	2,969,247
J.P. Morgan Chase & Co.	158,852	5,980,778
		17,442,054
Insurance - 2.8%
AFLAC, Inc.	58,200	2,189,484
AMBAC Financial Group, Inc.	56,100	4,562,613
American International Group, Inc.	206,687	13,093,621
		19,845,718
TOTAL FINANCIALS		99,371,271
HEALTH CARE - 11.3%
Biotechnology - 2.6%
Biogen Idec, Inc. (a)	85,400	5,011,272
Cephalon, Inc. (a)	89,000	4,230,170
Genentech, Inc. (a)	58,200	2,808,150
Genzyme Corp. - General Division (a)	44,600	2,498,046
Millennium Pharmaceuticals, Inc. (a)	179,100	2,260,242
Protein Design Labs, Inc. (a)	122,600	2,221,512
		19,029,392
Health Care Equipment & Supplies - 1.9%
Baxter International, Inc.	99,500	3,149,175
Medtronic, Inc.	148,800	7,149,840
Thermo Electron Corp. (a)	105,200	3,182,300
		13,481,315
Health Care Providers & Services - 1.1%
DaVita, Inc. (a)	66,800	2,219,096
UnitedHealth Group, Inc.	67,900	5,625,515
		7,844,611
Pharmaceuticals - 5.7%
Allergan, Inc.	65,200	4,792,200
AstraZeneca PLC sponsored ADR	50,700	1,997,073
Forest Laboratories, Inc. (a)	46,300	1,804,311
Johnson & Johnson	108,980	6,573,674
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - continued
Merck & Co., Inc.	98,830	$ 2,769,217
Pfizer, Inc.	448,670	12,459,566
Roche Holding AG (participation certificate)	64,637	6,804,193
Wyeth	96,600	3,851,442
		41,051,676
TOTAL HEALTH CARE		81,406,994
INDUSTRIALS - 17.5%
Aerospace & Defense - 4.3%
Armor Holdings, Inc. (a)	43,600	1,882,212
Honeywell International, Inc.	294,100	10,390,553
L-3 Communications Holdings, Inc.	36,600	2,723,772
Precision Castparts Corp.	30,300	1,964,652
The Boeing Co.	141,700	7,590,869
United Technologies Corp.	63,700	6,215,846
		30,767,904
Air Freight & Logistics - 0.3%
Ryder System, Inc.	37,800	2,027,592
Airlines - 0.6%
Ryanair Holdings PLC sponsored ADR (a)	45,000	1,761,750
Southwest Airlines Co.	165,700	2,606,461
		4,368,211
Building Products - 0.6%
American Standard Companies, Inc. (a)	115,600	4,501,464
Commercial Services & Supplies - 0.3%
Monster Worldwide, Inc. (a)	71,665	2,020,236
Industrial Conglomerates - 6.2%
3M Co.	89,400	7,115,346
General Electric Co.	680,600	24,066,016
Tyco International Ltd.	401,800	13,649,146
		44,830,508
Machinery - 3.8%
AGCO Corp. (a)	193,100	4,207,649
Caterpillar, Inc.	148,300	13,576,865
Deere & Co.	70,800	5,078,484
Graco, Inc.	133,125	4,875,038
		27,738,036
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Marine - 0.0%
Alexander & Baldwin, Inc.	400	$ 16,924
Road & Rail - 0.8%
Norfolk Southern Corp.	167,700	5,757,141
Trading Companies & Distributors - 0.6%
MSC Industrial Direct Co., Inc. Class A	47,600	1,695,512
W.W. Grainger, Inc.	46,200	2,857,932
		4,553,444
TOTAL INDUSTRIALS		126,581,460
INFORMATION TECHNOLOGY - 24.2%
Communications Equipment - 3.7%
Cisco Systems, Inc. (a)	769,268	14,393,004
Juniper Networks, Inc. (a)	146,500	4,033,145
Motorola, Inc.	252,800	4,868,928
QUALCOMM, Inc.	77,000	3,204,740
		26,499,817
Computers & Peripherals - 5.7%
Apple Computer, Inc. (a)	160,000	10,728,000
Dell, Inc. (a)	399,900	16,203,948
EMC Corp. (a)	429,600	5,765,232
International Business Machines Corp.	71,200	6,709,888
Storage Technology Corp. (a)	60,000	1,748,400
		41,155,468
Electronic Equipment & Instruments - 1.6%
CDW Corp.	28,600	1,879,592
Hon Hai Precision Industries Co. Ltd.	563,799	2,275,500
Molex, Inc.	86,200	2,376,534
Solectron Corp. (a)	492,700	3,079,375
Vishay Intertechnology, Inc. (a)	150,200	2,194,422
		11,805,423
Internet Software & Services - 2.0%
CNET Networks, Inc. (a)	290,400	2,706,528
Yahoo!, Inc. (a)	313,600	11,797,632
		14,504,160
IT Services - 0.4%
DST Systems, Inc. (a)(d)	61,900	3,017,625
Office Electronics - 0.4%
Konica Minolta Holdings, Inc.	191,000	2,453,977
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 5.7%
Altera Corp. (a)	183,700	$ 4,166,316
Analog Devices, Inc.	188,400	6,961,380
Applied Materials, Inc. (a)	131,300	2,184,832
Intel Corp.	497,400	11,116,890
KLA-Tencor Corp. (a)	30,400	1,369,824
Marvell Technology Group Ltd. (a)	158,300	5,075,098
Microchip Technology, Inc.	47,900	1,349,822
Texas Instruments, Inc.	207,900	5,027,022
Tokyo Electron Ltd.	36,300	2,000,301
Xilinx, Inc.	54,300	1,695,246
		40,946,731
Software - 4.7%
Ascential Software Corp. (a)	157,300	2,150,291
Microsoft Corp.	1,045,938	28,041,598
Oracle Corp. (a)	290,500	3,677,730
		33,869,619
TOTAL INFORMATION TECHNOLOGY		174,252,820
MATERIALS - 1.5%
Chemicals - 1.2%
Monsanto Co.	184,400	8,486,088
Metals & Mining - 0.3%
Newmont Mining Corp.	46,000	2,178,100
TOTAL MATERIALS		10,664,188
TELECOMMUNICATION SERVICES - 4.4%
Diversified Telecommunication Services - 3.2%
Philippine Long Distance Telephone Co. sponsored ADR (a)	82,300	2,017,996
PT Indosat Tbk sponsored ADR	101,500	3,231,760
PT Telkomunikasi Indonesia Tbk sponsored ADR	151,700	3,364,706
SBC Communications, Inc.	142,900	3,596,793
Verizon Communications, Inc.	262,400	10,818,752
		23,030,007
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 1.2%
Nextel Communications, Inc. Class A (a)	179,600	$ 5,111,416
Nextel Partners, Inc. Class A (a)	209,900	3,797,091
		8,908,507
TOTAL TELECOMMUNICATION SERVICES		31,938,514
UTILITIES - 0.3%
Electric Utilities - 0.3%
Exelon Corp.	49,500	2,064,645
TOTAL COMMON STOCKS (Cost $657,089,020)		706,673,951
Money Market Funds - 2.5%

Fidelity Cash Central Fund, 1.98% (b)	17,255,969	17,255,969
Fidelity Securities Lending Cash Central Fund, 2% (b)(c)	796,000	796,000
TOTAL MONEY MARKET FUNDS (Cost $18,051,969)		18,051,969
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $675,140,989)		724,725,920
NET OTHER ASSETS - (0.5)%		(3,728,672)
NET ASSETS - 100%		$ 720,997,248
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Income Tax Information

At November 30, 2004, the fund had a capital loss carryforward of approximately $161,916,000 of which $61,882,000, $98,647,000 and $1,387,000 will expire on November 30, 2009, 2010 and 2011, respectively.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

November 30, 2004

Assets
Investment in securities, at value (including securities loaned of $780,000) (cost $675,140,989) - See accompanying schedule		$ 724,725,920
Foreign currency held at value (cost $150,894)		158,273
Receivable for investments sold		3,968,837
Receivable for fund shares sold		1,339,291
Dividends receivable		3,993,472
Interest receivable		30,760
Prepaid expenses		3,095
Receivable from investment adviser for expense reductions		2,903
Other receivables		66,854
Total assets		734,289,405

Liabilities
Payable for investments purchased	$ 10,883,519
Payable for fund shares redeemed	802,290
Accrued management fee	340,944
Distribution fees payable	228,634
Other affiliated payables	202,090
Other payables and accrued expenses	38,680
Collateral on securities loaned, at value	796,000
Total liabilities		13,292,157

Net Assets		$ 720,997,248
Net Assets consist of:
Paid in capital		$ 838,608,917
Undistributed net investment income		3,372,759
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(170,580,995)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		49,596,567
Net Assets		$ 720,997,248

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($53,531,391 ÷ 3,669,682 shares)	$ 14.59

Maximum offering price per share (100/94.25 of $14.59)	$ 15.48
Class T: Net Asset Value and redemption price per share ($276,257,091 ÷ 19,037,040 shares)	$ 14.51

Maximum offering price per share (100/96.50 of $14.51)	$ 15.04
Class B: Net Asset Value and offering price per share ($83,727,685 ÷ 5,991,018 shares) A	$ 13.98

Class C: Net Asset Value and offering price per share ($39,969,474 ÷ 2,865,894 shares) A	$ 13.95

Institutional Class: Net Asset Value, offering price and redemption price per share ($267,511,607 ÷ 17,839,746 shares)	$ 15.00

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Year ended November 30, 2004

Investment Income
Dividends		$ 8,531,277
Special Dividends		3,137,814
Interest		284,593
Security lending		14,118
Total income		11,967,802

Expenses
Management fee	$ 4,002,797
Transfer agent fees	2,160,998
Distribution fees	2,819,538
Accounting and security lending fees	260,845
Non-interested trustees' compensation	3,640
Custodian fees and expenses	40,897
Registration fees	72,940
Audit	42,846
Legal	3,060
Interest	2,504
Miscellaneous	59,762
Total expenses before reductions	9,469,827
Expense reductions	(174,737)	9,295,090
Net investment income (loss)		2,672,712
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	41,974,865
Foreign currency transactions	10,417
Total net realized gain (loss)		41,985,282
Change in net unrealized appreciation (depreciation) on: Investment securities	(3,993,820)
Assets and liabilities in foreign currencies	9,092
Total change in net unrealized appreciation (depreciation)		(3,984,728)
Net gain (loss)		38,000,554
Net increase (decrease) in net assets resulting from operations		$ 40,673,266

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2004	Year ended November 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,672,712	$ (550,516)
Net realized gain (loss)	41,985,282	6,876,643
Change in net unrealized appreciation (depreciation)	(3,984,728)	54,179,150
Net increase (decrease) in net assets resulting from operations	40,673,266	60,505,277
Share transactions - net increase (decrease)	86,892,125	70,459,979
Total increase (decrease) in net assets	127,565,391	130,965,256

Net Assets
Beginning of period	593,431,857	462,466,601
End of period (including undistributed net investment income of $3,372,759 and accumulated net investment loss of $10,125, respectively)	$ 720,997,248	$ 593,431,857

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.64	$ 12.22	$ 14.98	$ 18.19	$ 20.13
Income from Investment Operations
Net investment income (loss) C	.07 D	.01	- F	.01	(.05)
Net realized and unrealized gain (loss)	.88	1.41	(2.76)	(3.10)	(1.43)
Total from investment operations	.95	1.42	(2.76)	(3.09)	(1.48)
Distributions from net realized gain	-	-	-	(.12)	(.35)
Distributions in excess of net realized gain	-	-	-	-	(.11)
Total distributions	-	-	-	(.12)	(.46)
Net asset value, end of period	$ 14.59	$ 13.64	$ 12.22	$ 14.98	$ 18.19
Total Return A, B	6.96%	11.62%	(18.42)%	(17.11)%	(7.62)%
Ratios to Average Net Assets E
Expenses before expense reductions	1.27%	1.31%	1.30%	1.23%	1.17%
Expenses net of voluntary waivers, if any	1.27%	1.31%	1.30%	1.23%	1.17%
Expenses net of all reductions	1.25%	1.25%	1.25%	1.20%	1.16%
Net investment income (loss)	.47%	.05%	-%	.06%	(.24)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 53,531	$ 45,003	$ 35,707	$ 39,364	$ 37,656
Portfolio turnover rate	64%	72%	96%	121%	92%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.59	$ 12.19	$ 14.97	$ 18.22	$ 20.16
Income from Investment Operations
Net investment income (loss) C	.05 D	(.01)	(.02)	(.02)	(.09)
Net realized and unrealized gain (loss)	.87	1.41	(2.76)	(3.11)	(1.42)
Total from investment operations	.92	1.40	(2.78)	(3.13)	(1.51)
Distributions from net realized gain	-	-	-	(.12)	(.32)
Distributions in excess of net realized gain	-	-	-	-	(.11)
Total distributions	-	-	-	(.12)	(.43)
Net asset value, end of period	$ 14.51	$ 13.59	$ 12.19	$ 14.97	$ 18.22
Total Return A, B	6.77%	11.48%	(18.57)%	(17.30)%	(7.75)%
Ratios to Average Net Assets E
Expenses before expense reductions	1.41%	1.45%	1.44%	1.39%	1.36%
Expenses net of voluntary waivers, if any	1.41%	1.45%	1.44%	1.39%	1.36%
Expenses net of all reductions	1.39%	1.40%	1.39%	1.36%	1.34%
Net investment income (loss)	.33%	(.10)%	(.14)%	(.10)%	(.42)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 276,257	$ 274,805	$ 232,814	$ 325,846	$ 354,141
Portfolio turnover rate	64%	72%	96%	121%	92%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.17	$ 11.89	$ 14.68	$ 17.97	$ 19.92
Income from Investment Operations
Net investment income (loss) C	(.04) D	(.08)	(.10)	(.11)	(.20)
Net realized and unrealized gain (loss)	.85	1.36	(2.69)	(3.06)	(1.40)
Total from investment operations	.81	1.28	(2.79)	(3.17)	(1.60)
Distributions from net realized gain	-	-	-	(.12)	(.26)
Distributions in excess of net realized gain	-	-	-	-	(.09)
Total distributions	-	-	-	(.12)	(.35)
Net asset value, end of period	$ 13.98	$ 13.17	$ 11.89	$ 14.68	$ 17.97
Total Return A, B	6.15%	10.77%	(19.01)%	(17.76)%	(8.25)%
Ratios to Average Net Assets E
Expenses before expense reductions	2.11%	2.12%	2.08%	1.98%	1.90%
Expenses net of voluntary waivers, if any	2.05%	2.05%	2.05%	1.98%	1.90%
Expenses net of all reductions	2.03%	2.00%	1.99%	1.94%	1.89%
Net investment income (loss)	(.31)%	(.70)%	(.75)%	(.69)%	(.97)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 83,728	$ 88,320	$ 84,325	$ 122,920	$ 156,488
Portfolio turnover rate	64%	72%	96%	121%	92%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.14	$ 11.86	$ 14.64	$ 17.92	$ 19.89
Income from Investment Operations
Net investment income (loss) C	(.04) D	(.08)	(.09)	(.10)	(.20)
Net realized and unrealized gain (loss)	.85	1.36	(2.69)	(3.06)	(1.39)
Total from investment operations	.81	1.28	(2.78)	(3.16)	(1.59)
Distributions from net realized gain	-	-	-	(.12)	(.29)
Distributions in excess of net realized gain	-	-	-	-	(.09)
Total distributions	-	-	-	(.12)	(.38)
Net asset value, end of period	$ 13.95	$ 13.14	$ 11.86	$ 14.64	$ 17.92
Total Return A, B	6.16%	10.79%	(18.99)%	(17.76)%	(8.23)%
Ratios to Average Net Assets E
Expenses before expense reductions	2.02%	2.03%	2.02%	1.95%	1.90%
Expenses net of voluntary waivers, if any	2.02%	2.03%	2.02%	1.95%	1.90%
Expenses net of all reductions	2.00%	1.98%	1.96%	1.91%	1.88%
Net investment income (loss)	(.28)%	(.68)%	(.71)%	(.65)%	(.96)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 39,969	$ 40,426	$ 36,307	$ 50,216	$ 52,542
Portfolio turnover rate	64%	72%	96%	121%	92%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.97	$ 12.47	$ 15.22	$ 18.41	$ 20.33
Income from Investment Operations
Net investment income (loss) B	.12 C	.06	.06	.07	.02
Net realized and unrealized gain (loss)	.91	1.44	(2.81)	(3.14)	(1.45)
Total from investment operations	1.03	1.50	(2.75)	(3.07)	(1.43)
Distributions from net realized gain	-	-	-	(.12)	(.36)
Distributions in excess of net realized gain	-	-	-	-	(.13)
Total distributions	-	-	-	(.12)	(.49)
Net asset value, end of period	$ 15.00	$ 13.97	$ 12.47	$ 15.22	$ 18.41
Total Return A	7.37%	12.03%	(18.07)%	(16.79)%	(7.31)%
Ratios to Average Net Assets D
Expenses before expense reductions	.93%	.89%	.88%	.85%	.82%
Expenses net of voluntary waivers, if any	.93%	.89%	.88%	.85%	.82%
Expenses net of all reductions	.91%	.84%	.82%	.82%	.81%
Net investment income (loss)	.81%	.46%	.43%	.44%	.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 267,512	$ 144,877	$ 73,313	$ 23,495	$ 13,665
Portfolio turnover rate	64%	72%	96%	121%	92%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.06 per share.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Large Cap Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 80,454,568
Unrealized depreciation	(37,460,935)
Net unrealized appreciation (depreciation)	42,993,633
Undistributed ordinary income	3,372,759
Capital loss carryforward	(161,915,539)

Cost for federal income tax purposes	$ 681,732,287

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $530,205,707 and $430,237,974, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 125,229	$ 250
Class T	.25%	.25%	1,397,832	4,834
Class B	.75%	.25%	887,339	665,742
Class C	.75%	.25%	409,138	40,289
			$ 2,819,538	$ 711,115

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 49,428
Class T	27,701
Class B*	217,601
Class C*	4,321
$ 299,051

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 185,649.37
Class T	738,449.26
Class B	410,598.46
Class C	151,196.37
Institutional Class	675,106.29
	$ 2,160,998

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $284,454 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $12,400 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. At period end, there were no interfund loans outstanding. The fund's activity in this program during the period was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Earned (included in interest income)	Interest Expense
Borrower	$ 11,734,250	1.92%	-	$ 2,504

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class B	2.05%	$ 52,585

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $121,458 for the period. In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $128. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 566

Annual Report

8. Other Information.

At the end of the period, one otherwise unaffiliated shareholder was the owner of record of 19% of the total outstanding shares of the fund.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2004	2003	2004	2003
Class A
Shares sold	1,821,235	1,236,279	$ 25,867,196	$ 15,236,807
Shares redeemed	(1,450,868)	(858,560)	(20,651,232)	(10,518,005)
Net increase (decrease)	370,367	377,719	$ 5,215,964	$ 4,718,802
Class T
Shares sold	2,864,515	5,625,571	$ 40,549,937	$ 67,902,568
Shares redeemed	(4,050,393)	(4,500,872)	(56,996,817)	(54,380,058)
Net increase (decrease)	(1,185,878)	1,124,699	$ (16,446,880)	$ 13,522,510
Class B
Shares sold	993,224	1,391,039	$ 13,565,212	$ 16,264,692
Shares redeemed	(1,708,013)	(1,779,495)	(23,186,630)	(20,723,150)
Net increase (decrease)	(714,789)	(388,456)	$ (9,621,418)	$ (4,458,458)
Class C
Shares sold	657,915	767,905	$ 8,964,191	$ 9,087,854
Shares redeemed	(868,491)	(753,494)	(11,807,719)	(8,815,541)
Net increase (decrease)	(210,576)	14,411	$ (2,843,528)	$ 272,313
Institutional Class
Shares sold	12,715,758	6,318,637	$ 185,082,428	$ 78,604,659
Shares redeemed	(5,243,253)	(1,832,584)	(74,494,441)	(22,199,847)
Net increase (decrease)	7,472,505	4,486,053	$ 110,587,987	$ 56,404,812

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Large Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Large Cap Fund (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Large Cap Fund as of November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 14, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Large Cap (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005).
Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

John B. McDowell (46)

Year of Election or Appointment: 2002

Vice President of Advisor Large Cap. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Karen Firestone (48)

Year of Election or Appointment: 1999

Vice President of Advisor Large Cap. Ms. Firestone is also Vice President of other funds advised by FMR. Prior to assuming her current responsibilities, Ms. Firestone managed a variety of Fidelity funds.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor Large Cap. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Large Cap. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Large Cap. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-
2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Large Cap. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Large Cap. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Large Cap. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Large Cap. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1996 Assistant Treasurer of Advisor Large Cap. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Large Cap. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Large Cap. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Large Cap. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Large Cap. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Advisor Large Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/13/04	12/10/04	$.08	$.01
Class T	12/13/04	12/10/04	$.04	$.01

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 17, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	16,294,841,572.46	67.846
Against	4,036,653,996.81	16.807
Abstain	993,877,882.58	4.139
Broker Non-Votes	2,691,734,610.28	11.208
TOTAL	24,017,108,062.13	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	22,840,552,929.63	95.101
Withheld	1,176,555,132.50	4.899
TOTAL	24,017,108,062.13	100.000
Ralph F. Cox
Affirmative	22,814,730,343.25	94.994
Withheld	1,202,377,718.88	5.006
TOTAL	24,017,108,062.13	100.000
Laura B. Cronin
Affirmative	22,827,669,460.37	95.048
Withheld	1,189,438,601.76	4.952
TOTAL	24,017,108,062.13	100.000
Robert M. Gates
Affirmative	22,832,759,061.32	95.069
Withheld	1,184,349,000.81	4.931
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
George H. Heilmeier
Affirmative	22,837,906,059.00	95.090
Withheld	1,179,202,003.13	4.910
TOTAL	24,017,108,062.13	100.000
Abigail P. Johnson
Affirmative	22,819,456,149.99	95.013
Withheld	1,197,651,912.14	4.987
TOTAL	24,017,108,062.13	100.000
Edward C. Johnson 3d
Affirmative	22,810,259,696.01	94.975
Withheld	1,206,848,366.12	5.025
TOTAL	24,017,108,062.13	100.000
Donald J. Kirk
Affirmative	22,822,861,358.25	95.028
Withheld	1,194,246,703.88	4.972
TOTAL	24,017,108,062.13	100.000
Marie L. Knowles
Affirmative	22,840,012,715.43	95.099
Withheld	1,177,095,346.70	4.901
TOTAL	24,017,108,062.13	100.000
Ned C. Lautenbach
Affirmative	22,844,948,054.36	95.119
Withheld	1,172,160,007.77	4.881
TOTAL	24,017,108,062.13	100.000
Marvin L. Mann
Affirmative	22,823,351,253.51	95.030
Withheld	1,193,756,808.62	4.970
TOTAL	24,017,108,062.13	100.000
William O. McCoy
Affirmative	22,824,777,791.95	95.035
Withheld	1,192,330,270.18	4.965
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	22,847,253,473.29	95.129
Withheld	1,169,854,588.84	4.871
TOTAL	24,017,108,062.13	100.000
William S. Stavropoulos
Affirmative	22,836,942,275.18	95.086
Withheld	1,180,165,786.95	4.914
TOTAL	24,017,108,062.13	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

LC-UANN-0105
1.786691.101

Fidelity® Advisor

Large Cap

Fund - Institutional Class

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	17	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	26	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	33
Trustees and Officers	34
Distributions	45
Proxy Voting Results	46

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2004	Past 1 year	Past 5 years	Life of fundA
Institutional Class	7.37%	-5.34%	6.74%

A From February 20, 1996.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Large Cap Fund - Institutional Class on February 20, 1996, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Karen Firestone, Portfolio Manager of Fidelity® Advisor Large Cap Fund

Despite surging oil prices, a struggling job market and four interest rate hikes in a five-month span, U.S. equity markets posted solid returns for the 12-month period ending November 30, 2004, and were closing in on a second straight year in the black. There was great disparity in the market during the past year. For instance, value stocks trounced their growth counterparts during the period. To illustrate, the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, small- and mid-cap stocks vastly outperformed larger-cap stocks. Energy was the best-performing sector of the market, propelled by a spike in oil prices. Conversely, technology stocks dipped lower in response to a slowdown in corporate capital spending. For the 12-month period overall, the Standard & Poor's 500SM Index returned 12.86% - slightly above its historical average. Elsewhere, the Dow Jones Industrial AverageSM rose 8.87% and the tech-heavy NASDAQ Composite® Index advanced 7.50%.

Fidelity Advisor Large Cap Fund's Institutional Class shares were up 7.37% during the year ending November 30, 2004, trailing the S&P 500® and the 9.52% gain of the LipperSM Growth Funds Average. The fund's higher exposure to certain cyclical - meaning economically sensitive - stocks hindered its performance relative to the index, as investors favored more-defensive names amid an increasingly challenging market environment featuring rising interest rates, soaring energy prices, terrorism threats and geopolitical unrest. In particular, overweighting stocks in the poor-performing technology hardware and equipment, semiconductor and media industries contributed to the fund's relative performance shortfall. Some of our biggest detractors included semiconductor holdings Analog Devices and Texas Instruments, as well as newspaper/broadcasting firm Tribune. Elsewhere, overweighting poor-performing pharmaceutical stocks compared to the index, including Merck and AstraZeneca, also held back the fund's relative results. On the positive side of the ledger, the fund was helped by maintaining a higher percentage of strong-performing capital goods stocks relative to the index, such as industrial conglomerate Tyco International and industrial parts manufacturer Precision Castparts. Other top performers included Internet portal Yahoo! and oil refining company Valero Energy.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class A
Actual	$ 1,000.00	$ 1,023.90	$ 6.43
HypotheticalA	$ 1,000.00	$ 1,018.57	$ 6.43
Class T
Actual	$ 1,000.00	$ 1,022.60	$ 7.13
HypotheticalA	$ 1,000.00	$ 1,017.86	$ 7.14
Class B
Actual	$ 1,000.00	$ 1,019.70	$ 10.35
HypotheticalA	$ 1,000.00	$ 1,014.62	$ 10.38
Class C
Actual	$ 1,000.00	$ 1,019.70	$ 10.20
HypotheticalA	$ 1,000.00	$ 1,014.77	$ 10.23
Institutional Class
Actual	$ 1,000.00	$ 1,025.30	$ 4.76
HypotheticalA	$ 1,000.00	$ 1,020.24	$ 4.76

A 5% return per year before expenses

*Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.27%
Class T	1.41%
Class B	2.05%
Class C	2.02%
Institutional Class	.94%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	3.9	3.1
General Electric Co.	3.3	2.7
Dell, Inc.	2.3	2.1
Walt Disney Co.	2.1	1.4
Wal-Mart Stores, Inc.	2.0	2.0
Cisco Systems, Inc.	2.0	2.5
Exxon Mobil Corp.	2.0	1.4
Tyco International Ltd.	1.9	1.7
Caterpillar, Inc.	1.9	1.3
American Express Co.	1.9	1.4
	23.3
Top Five Market Sectors as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.2	23.0
Industrials	17.5	10.5
Financials	13.8	13.7
Consumer Discretionary	11.4	14.3
Health Care	11.3	17.5
Asset Allocation (% of fund's net assets)
As of November 30, 2004 *		As of May 31, 2004 **
	Stocks 98.0%		Stocks 96.0%
	Short-Term Investments and Net Other Assets 2.0%		Short-Term Investments and Net Other Assets 4.0%
* Foreign investments	8.2%	** Foreign investments	7.8%

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.4%
Hotels, Restaurants & Leisure - 0.7%
Hilton Group PLC	404,045	$ 1,993,295
Rank Group PLC	490,446	2,843,488
		4,836,783
Internet & Catalog Retail - 0.7%
eBay, Inc. (a)	45,700	5,138,965
Media - 6.3%
Antena 3 Television SA (a)	43,263	2,846,721
British Sky Broadcasting Group PLC (BSkyB) sponsored ADR	75,749	3,224,635
Citadel Broadcasting Corp. (a)	154,900	2,388,558
Comcast Corp. Class A (special) (a)	95,300	2,825,645
Time Warner, Inc. (a)	628,000	11,121,880
Tribune Co.	93,500	4,055,095
Viacom, Inc. Class B (non-vtg.) (a)	25,174	873,538
Vivendi Universal SA sponsored ADR (a)	106,000	3,117,460
Walt Disney Co.	548,300	14,738,304
		45,191,836
Specialty Retail - 2.2%
Gap, Inc.	110,400	2,412,240
Home Depot, Inc.	301,700	12,595,975
Sherwin-Williams Co.	22,800	1,016,880
		16,025,095
Textiles, Apparel & Luxury Goods - 1.5%
NIKE, Inc. Class B	72,400	6,129,384
Polo Ralph Lauren Corp. Class A	118,848	4,681,423
		10,810,807
TOTAL CONSUMER DISCRETIONARY		82,003,486
CONSUMER STAPLES - 7.4%
Beverages - 1.1%
PepsiCo, Inc.	92,000	4,591,720
The Coca-Cola Co.	98,200	3,860,242
		8,451,962
Food & Staples Retailing - 3.1%
Safeway, Inc. (a)	192,100	3,703,688
Wal-Mart Stores, Inc.	279,800	14,566,388
Walgreen Co.	107,500	4,104,350
		22,374,426
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - continued
Food Products - 0.6%
Kellogg Co.	98,262	$ 4,294,049
Household Products - 0.8%
Procter & Gamble Co.	109,000	5,829,320
Personal Products - 1.8%
Alberto-Culver Co.	132,425	6,131,278
Gillette Co.	154,200	6,706,158
		12,837,436
TOTAL CONSUMER STAPLES		53,787,193
ENERGY - 6.2%
Energy Equipment & Services - 1.9%
Baker Hughes, Inc.	68,200	3,023,306
Schlumberger Ltd. (NY Shares)	166,800	10,947,084
		13,970,390
Oil & Gas - 4.3%
ChevronTexaco Corp.	134,000	7,316,400
ConocoPhillips	10,700	973,593
Exxon Mobil Corp.	273,100	13,996,375
Occidental Petroleum Corp.	64,100	3,859,461
Valero Energy Corp.	95,900	4,487,161
		30,632,990
TOTAL ENERGY		44,603,380
FINANCIALS - 13.8%
Capital Markets - 3.1%
Ameritrade Holding Corp. (a)	128,900	1,795,577
Bank of New York Co., Inc.	123,700	4,070,967
Charles Schwab Corp.	229,200	2,470,776
Knight Trading Group, Inc. (a)	129,600	1,478,736
Morgan Stanley	242,100	12,286,575
		22,102,631
Commercial Banks - 2.8%
Bank of America Corp.	183,500	8,490,545
Wachovia Corp.	107,800	5,578,650
Wells Fargo & Co.	103,200	6,374,664
		20,443,859
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Consumer Finance - 2.7%
American Express Co.	240,990	$ 13,425,553
MBNA Corp.	230,100	6,111,456
		19,537,009
Diversified Financial Services - 2.4%
Citigroup, Inc.	189,766	8,492,029
Deutsche Boerse AG	50,139	2,969,247
J.P. Morgan Chase & Co.	158,852	5,980,778
		17,442,054
Insurance - 2.8%
AFLAC, Inc.	58,200	2,189,484
AMBAC Financial Group, Inc.	56,100	4,562,613
American International Group, Inc.	206,687	13,093,621
		19,845,718
TOTAL FINANCIALS		99,371,271
HEALTH CARE - 11.3%
Biotechnology - 2.6%
Biogen Idec, Inc. (a)	85,400	5,011,272
Cephalon, Inc. (a)	89,000	4,230,170
Genentech, Inc. (a)	58,200	2,808,150
Genzyme Corp. - General Division (a)	44,600	2,498,046
Millennium Pharmaceuticals, Inc. (a)	179,100	2,260,242
Protein Design Labs, Inc. (a)	122,600	2,221,512
		19,029,392
Health Care Equipment & Supplies - 1.9%
Baxter International, Inc.	99,500	3,149,175
Medtronic, Inc.	148,800	7,149,840
Thermo Electron Corp. (a)	105,200	3,182,300
		13,481,315
Health Care Providers & Services - 1.1%
DaVita, Inc. (a)	66,800	2,219,096
UnitedHealth Group, Inc.	67,900	5,625,515
		7,844,611
Pharmaceuticals - 5.7%
Allergan, Inc.	65,200	4,792,200
AstraZeneca PLC sponsored ADR	50,700	1,997,073
Forest Laboratories, Inc. (a)	46,300	1,804,311
Johnson & Johnson	108,980	6,573,674
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - continued
Merck & Co., Inc.	98,830	$ 2,769,217
Pfizer, Inc.	448,670	12,459,566
Roche Holding AG (participation certificate)	64,637	6,804,193
Wyeth	96,600	3,851,442
		41,051,676
TOTAL HEALTH CARE		81,406,994
INDUSTRIALS - 17.5%
Aerospace & Defense - 4.3%
Armor Holdings, Inc. (a)	43,600	1,882,212
Honeywell International, Inc.	294,100	10,390,553
L-3 Communications Holdings, Inc.	36,600	2,723,772
Precision Castparts Corp.	30,300	1,964,652
The Boeing Co.	141,700	7,590,869
United Technologies Corp.	63,700	6,215,846
		30,767,904
Air Freight & Logistics - 0.3%
Ryder System, Inc.	37,800	2,027,592
Airlines - 0.6%
Ryanair Holdings PLC sponsored ADR (a)	45,000	1,761,750
Southwest Airlines Co.	165,700	2,606,461
		4,368,211
Building Products - 0.6%
American Standard Companies, Inc. (a)	115,600	4,501,464
Commercial Services & Supplies - 0.3%
Monster Worldwide, Inc. (a)	71,665	2,020,236
Industrial Conglomerates - 6.2%
3M Co.	89,400	7,115,346
General Electric Co.	680,600	24,066,016
Tyco International Ltd.	401,800	13,649,146
		44,830,508
Machinery - 3.8%
AGCO Corp. (a)	193,100	4,207,649
Caterpillar, Inc.	148,300	13,576,865
Deere & Co.	70,800	5,078,484
Graco, Inc.	133,125	4,875,038
		27,738,036
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Marine - 0.0%
Alexander & Baldwin, Inc.	400	$ 16,924
Road & Rail - 0.8%
Norfolk Southern Corp.	167,700	5,757,141
Trading Companies & Distributors - 0.6%
MSC Industrial Direct Co., Inc. Class A	47,600	1,695,512
W.W. Grainger, Inc.	46,200	2,857,932
		4,553,444
TOTAL INDUSTRIALS		126,581,460
INFORMATION TECHNOLOGY - 24.2%
Communications Equipment - 3.7%
Cisco Systems, Inc. (a)	769,268	14,393,004
Juniper Networks, Inc. (a)	146,500	4,033,145
Motorola, Inc.	252,800	4,868,928
QUALCOMM, Inc.	77,000	3,204,740
		26,499,817
Computers & Peripherals - 5.7%
Apple Computer, Inc. (a)	160,000	10,728,000
Dell, Inc. (a)	399,900	16,203,948
EMC Corp. (a)	429,600	5,765,232
International Business Machines Corp.	71,200	6,709,888
Storage Technology Corp. (a)	60,000	1,748,400
		41,155,468
Electronic Equipment & Instruments - 1.6%
CDW Corp.	28,600	1,879,592
Hon Hai Precision Industries Co. Ltd.	563,799	2,275,500
Molex, Inc.	86,200	2,376,534
Solectron Corp. (a)	492,700	3,079,375
Vishay Intertechnology, Inc. (a)	150,200	2,194,422
		11,805,423
Internet Software & Services - 2.0%
CNET Networks, Inc. (a)	290,400	2,706,528
Yahoo!, Inc. (a)	313,600	11,797,632
		14,504,160
IT Services - 0.4%
DST Systems, Inc. (a)(d)	61,900	3,017,625
Office Electronics - 0.4%
Konica Minolta Holdings, Inc.	191,000	2,453,977
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 5.7%
Altera Corp. (a)	183,700	$ 4,166,316
Analog Devices, Inc.	188,400	6,961,380
Applied Materials, Inc. (a)	131,300	2,184,832
Intel Corp.	497,400	11,116,890
KLA-Tencor Corp. (a)	30,400	1,369,824
Marvell Technology Group Ltd. (a)	158,300	5,075,098
Microchip Technology, Inc.	47,900	1,349,822
Texas Instruments, Inc.	207,900	5,027,022
Tokyo Electron Ltd.	36,300	2,000,301
Xilinx, Inc.	54,300	1,695,246
		40,946,731
Software - 4.7%
Ascential Software Corp. (a)	157,300	2,150,291
Microsoft Corp.	1,045,938	28,041,598
Oracle Corp. (a)	290,500	3,677,730
		33,869,619
TOTAL INFORMATION TECHNOLOGY		174,252,820
MATERIALS - 1.5%
Chemicals - 1.2%
Monsanto Co.	184,400	8,486,088
Metals & Mining - 0.3%
Newmont Mining Corp.	46,000	2,178,100
TOTAL MATERIALS		10,664,188
TELECOMMUNICATION SERVICES - 4.4%
Diversified Telecommunication Services - 3.2%
Philippine Long Distance Telephone Co. sponsored ADR (a)	82,300	2,017,996
PT Indosat Tbk sponsored ADR	101,500	3,231,760
PT Telkomunikasi Indonesia Tbk sponsored ADR	151,700	3,364,706
SBC Communications, Inc.	142,900	3,596,793
Verizon Communications, Inc.	262,400	10,818,752
		23,030,007
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 1.2%
Nextel Communications, Inc. Class A (a)	179,600	$ 5,111,416
Nextel Partners, Inc. Class A (a)	209,900	3,797,091
		8,908,507
TOTAL TELECOMMUNICATION SERVICES		31,938,514
UTILITIES - 0.3%
Electric Utilities - 0.3%
Exelon Corp.	49,500	2,064,645
TOTAL COMMON STOCKS (Cost $657,089,020)		706,673,951
Money Market Funds - 2.5%

Fidelity Cash Central Fund, 1.98% (b)	17,255,969	17,255,969
Fidelity Securities Lending Cash Central Fund, 2% (b)(c)	796,000	796,000
TOTAL MONEY MARKET FUNDS (Cost $18,051,969)		18,051,969
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $675,140,989)		724,725,920
NET OTHER ASSETS - (0.5)%		(3,728,672)
NET ASSETS - 100%		$ 720,997,248
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Income Tax Information

At November 30, 2004, the fund had a capital loss carryforward of approximately $161,916,000 of which $61,882,000, $98,647,000 and $1,387,000 will expire on November 30, 2009, 2010 and 2011, respectively.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

November 30, 2004

Assets
Investment in securities, at value (including securities loaned of $780,000) (cost $675,140,989) - See accompanying schedule		$ 724,725,920
Foreign currency held at value (cost $150,894)		158,273
Receivable for investments sold		3,968,837
Receivable for fund shares sold		1,339,291
Dividends receivable		3,993,472
Interest receivable		30,760
Prepaid expenses		3,095
Receivable from investment adviser for expense reductions		2,903
Other receivables		66,854
Total assets		734,289,405

Liabilities
Payable for investments purchased	$ 10,883,519
Payable for fund shares redeemed	802,290
Accrued management fee	340,944
Distribution fees payable	228,634
Other affiliated payables	202,090
Other payables and accrued expenses	38,680
Collateral on securities loaned, at value	796,000
Total liabilities		13,292,157

Net Assets		$ 720,997,248
Net Assets consist of:
Paid in capital		$ 838,608,917
Undistributed net investment income		3,372,759
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(170,580,995)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		49,596,567
Net Assets		$ 720,997,248

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($53,531,391 ÷ 3,669,682 shares)	$ 14.59

Maximum offering price per share (100/94.25 of $14.59)	$ 15.48
Class T: Net Asset Value and redemption price per share ($276,257,091 ÷ 19,037,040 shares)	$ 14.51

Maximum offering price per share (100/96.50 of $14.51)	$ 15.04
Class B: Net Asset Value and offering price per share ($83,727,685 ÷ 5,991,018 shares) A	$ 13.98

Class C: Net Asset Value and offering price per share ($39,969,474 ÷ 2,865,894 shares) A	$ 13.95

Institutional Class: Net Asset Value, offering price and redemption price per share ($267,511,607 ÷ 17,839,746 shares)	$ 15.00

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Year ended November 30, 2004

Investment Income
Dividends		$ 8,531,277
Special Dividends		3,137,814
Interest		284,593
Security lending		14,118
Total income		11,967,802

Expenses
Management fee	$ 4,002,797
Transfer agent fees	2,160,998
Distribution fees	2,819,538
Accounting and security lending fees	260,845
Non-interested trustees' compensation	3,640
Custodian fees and expenses	40,897
Registration fees	72,940
Audit	42,846
Legal	3,060
Interest	2,504
Miscellaneous	59,762
Total expenses before reductions	9,469,827
Expense reductions	(174,737)	9,295,090
Net investment income (loss)		2,672,712
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	41,974,865
Foreign currency transactions	10,417
Total net realized gain (loss)		41,985,282
Change in net unrealized appreciation (depreciation) on: Investment securities	(3,993,820)
Assets and liabilities in foreign currencies	9,092
Total change in net unrealized appreciation (depreciation)		(3,984,728)
Net gain (loss)		38,000,554
Net increase (decrease) in net assets resulting from operations		$ 40,673,266

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2004	Year ended November 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,672,712	$ (550,516)
Net realized gain (loss)	41,985,282	6,876,643
Change in net unrealized appreciation (depreciation)	(3,984,728)	54,179,150
Net increase (decrease) in net assets resulting from operations	40,673,266	60,505,277
Share transactions - net increase (decrease)	86,892,125	70,459,979
Total increase (decrease) in net assets	127,565,391	130,965,256

Net Assets
Beginning of period	593,431,857	462,466,601
End of period (including undistributed net investment income of $3,372,759 and accumulated net investment loss of $10,125, respectively)	$ 720,997,248	$ 593,431,857

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.64	$ 12.22	$ 14.98	$ 18.19	$ 20.13
Income from Investment Operations
Net investment income (loss) C	.07 D	.01	- F	.01	(.05)
Net realized and unrealized gain (loss)	.88	1.41	(2.76)	(3.10)	(1.43)
Total from investment operations	.95	1.42	(2.76)	(3.09)	(1.48)
Distributions from net realized gain	-	-	-	(.12)	(.35)
Distributions in excess of net realized gain	-	-	-	-	(.11)
Total distributions	-	-	-	(.12)	(.46)
Net asset value, end of period	$ 14.59	$ 13.64	$ 12.22	$ 14.98	$ 18.19
Total Return A, B	6.96%	11.62%	(18.42)%	(17.11)%	(7.62)%
Ratios to Average Net Assets E
Expenses before expense reductions	1.27%	1.31%	1.30%	1.23%	1.17%
Expenses net of voluntary waivers, if any	1.27%	1.31%	1.30%	1.23%	1.17%
Expenses net of all reductions	1.25%	1.25%	1.25%	1.20%	1.16%
Net investment income (loss)	.47%	.05%	-%	.06%	(.24)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 53,531	$ 45,003	$ 35,707	$ 39,364	$ 37,656
Portfolio turnover rate	64%	72%	96%	121%	92%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.59	$ 12.19	$ 14.97	$ 18.22	$ 20.16
Income from Investment Operations
Net investment income (loss) C	.05 D	(.01)	(.02)	(.02)	(.09)
Net realized and unrealized gain (loss)	.87	1.41	(2.76)	(3.11)	(1.42)
Total from investment operations	.92	1.40	(2.78)	(3.13)	(1.51)
Distributions from net realized gain	-	-	-	(.12)	(.32)
Distributions in excess of net realized gain	-	-	-	-	(.11)
Total distributions	-	-	-	(.12)	(.43)
Net asset value, end of period	$ 14.51	$ 13.59	$ 12.19	$ 14.97	$ 18.22
Total Return A, B	6.77%	11.48%	(18.57)%	(17.30)%	(7.75)%
Ratios to Average Net Assets E
Expenses before expense reductions	1.41%	1.45%	1.44%	1.39%	1.36%
Expenses net of voluntary waivers, if any	1.41%	1.45%	1.44%	1.39%	1.36%
Expenses net of all reductions	1.39%	1.40%	1.39%	1.36%	1.34%
Net investment income (loss)	.33%	(.10)%	(.14)%	(.10)%	(.42)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 276,257	$ 274,805	$ 232,814	$ 325,846	$ 354,141
Portfolio turnover rate	64%	72%	96%	121%	92%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.17	$ 11.89	$ 14.68	$ 17.97	$ 19.92
Income from Investment Operations
Net investment income (loss) C	(.04) D	(.08)	(.10)	(.11)	(.20)
Net realized and unrealized gain (loss)	.85	1.36	(2.69)	(3.06)	(1.40)
Total from investment operations	.81	1.28	(2.79)	(3.17)	(1.60)
Distributions from net realized gain	-	-	-	(.12)	(.26)
Distributions in excess of net realized gain	-	-	-	-	(.09)
Total distributions	-	-	-	(.12)	(.35)
Net asset value, end of period	$ 13.98	$ 13.17	$ 11.89	$ 14.68	$ 17.97
Total Return A, B	6.15%	10.77%	(19.01)%	(17.76)%	(8.25)%
Ratios to Average Net Assets E
Expenses before expense reductions	2.11%	2.12%	2.08%	1.98%	1.90%
Expenses net of voluntary waivers, if any	2.05%	2.05%	2.05%	1.98%	1.90%
Expenses net of all reductions	2.03%	2.00%	1.99%	1.94%	1.89%
Net investment income (loss)	(.31)%	(.70)%	(.75)%	(.69)%	(.97)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 83,728	$ 88,320	$ 84,325	$ 122,920	$ 156,488
Portfolio turnover rate	64%	72%	96%	121%	92%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.14	$ 11.86	$ 14.64	$ 17.92	$ 19.89
Income from Investment Operations
Net investment income (loss) C	(.04) D	(.08)	(.09)	(.10)	(.20)
Net realized and unrealized gain (loss)	.85	1.36	(2.69)	(3.06)	(1.39)
Total from investment operations	.81	1.28	(2.78)	(3.16)	(1.59)
Distributions from net realized gain	-	-	-	(.12)	(.29)
Distributions in excess of net realized gain	-	-	-	-	(.09)
Total distributions	-	-	-	(.12)	(.38)
Net asset value, end of period	$ 13.95	$ 13.14	$ 11.86	$ 14.64	$ 17.92
Total Return A, B	6.16%	10.79%	(18.99)%	(17.76)%	(8.23)%
Ratios to Average Net Assets E
Expenses before expense reductions	2.02%	2.03%	2.02%	1.95%	1.90%
Expenses net of voluntary waivers, if any	2.02%	2.03%	2.02%	1.95%	1.90%
Expenses net of all reductions	2.00%	1.98%	1.96%	1.91%	1.88%
Net investment income (loss)	(.28)%	(.68)%	(.71)%	(.65)%	(.96)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 39,969	$ 40,426	$ 36,307	$ 50,216	$ 52,542
Portfolio turnover rate	64%	72%	96%	121%	92%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.06 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.97	$ 12.47	$ 15.22	$ 18.41	$ 20.33
Income from Investment Operations
Net investment income (loss) B	.12 C	.06	.06	.07	.02
Net realized and unrealized gain (loss)	.91	1.44	(2.81)	(3.14)	(1.45)
Total from investment operations	1.03	1.50	(2.75)	(3.07)	(1.43)
Distributions from net realized gain	-	-	-	(.12)	(.36)
Distributions in excess of net realized gain	-	-	-	-	(.13)
Total distributions	-	-	-	(.12)	(.49)
Net asset value, end of period	$ 15.00	$ 13.97	$ 12.47	$ 15.22	$ 18.41
Total Return A	7.37%	12.03%	(18.07)%	(16.79)%	(7.31)%
Ratios to Average Net Assets D
Expenses before expense reductions	.93%	.89%	.88%	.85%	.82%
Expenses net of voluntary waivers, if any	.93%	.89%	.88%	.85%	.82%
Expenses net of all reductions	.91%	.84%	.82%	.82%	.81%
Net investment income (loss)	.81%	.46%	.43%	.44%	.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 267,512	$ 144,877	$ 73,313	$ 23,495	$ 13,665
Portfolio turnover rate	64%	72%	96%	121%	92%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.06 per share.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Large Cap Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 80,454,568
Unrealized depreciation	(37,460,935)
Net unrealized appreciation (depreciation)	42,993,633
Undistributed ordinary income	3,372,759
Capital loss carryforward	(161,915,539)

Cost for federal income tax purposes	$ 681,732,287

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $530,205,707 and $430,237,974, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 125,229	$ 250
Class T	.25%	.25%	1,397,832	4,834
Class B	.75%	.25%	887,339	665,742
Class C	.75%	.25%	409,138	40,289
			$ 2,819,538	$ 711,115

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 49,428
Class T	27,701
Class B*	217,601
Class C*	4,321
$ 299,051

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 185,649.37
Class T	738,449.26
Class B	410,598.46
Class C	151,196.37
Institutional Class	675,106.29
	$ 2,160,998

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $284,454 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $12,400 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. At period end, there were no interfund loans outstanding. The fund's activity in this program during the period was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Earned (included in interest income)	Interest Expense
Borrower	$ 11,734,250	1.92%	-	$ 2,504

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class B	2.05%	$ 52,585

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $121,458 for the period. In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $128. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 566

Annual Report

8. Other Information.

At the end of the period, one otherwise unaffiliated shareholder was the owner of record of 19% of the total outstanding shares of the fund.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2004	2003	2004	2003
Class A
Shares sold	1,821,235	1,236,279	$ 25,867,196	$ 15,236,807
Shares redeemed	(1,450,868)	(858,560)	(20,651,232)	(10,518,005)
Net increase (decrease)	370,367	377,719	$ 5,215,964	$ 4,718,802
Class T
Shares sold	2,864,515	5,625,571	$ 40,549,937	$ 67,902,568
Shares redeemed	(4,050,393)	(4,500,872)	(56,996,817)	(54,380,058)
Net increase (decrease)	(1,185,878)	1,124,699	$ (16,446,880)	$ 13,522,510
Class B
Shares sold	993,224	1,391,039	$ 13,565,212	$ 16,264,692
Shares redeemed	(1,708,013)	(1,779,495)	(23,186,630)	(20,723,150)
Net increase (decrease)	(714,789)	(388,456)	$ (9,621,418)	$ (4,458,458)
Class C
Shares sold	657,915	767,905	$ 8,964,191	$ 9,087,854
Shares redeemed	(868,491)	(753,494)	(11,807,719)	(8,815,541)
Net increase (decrease)	(210,576)	14,411	$ (2,843,528)	$ 272,313
Institutional Class
Shares sold	12,715,758	6,318,637	$ 185,082,428	$ 78,604,659
Shares redeemed	(5,243,253)	(1,832,584)	(74,494,441)	(22,199,847)
Net increase (decrease)	7,472,505	4,486,053	$ 110,587,987	$ 56,404,812

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Large Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Large Cap Fund (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Large Cap Fund as of November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 14, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Large Cap (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005).
Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

John B. McDowell (46)

Year of Election or Appointment: 2002

Vice President of Advisor Large Cap. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Karen Firestone (48)

Year of Election or Appointment: 1999

Vice President of Advisor Large Cap. Ms. Firestone is also Vice President of other funds advised by FMR. Prior to assuming her current responsibilities, Ms. Firestone managed a variety of Fidelity funds.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor Large Cap. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Large Cap. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Large Cap. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-
2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Large Cap. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Large Cap. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Large Cap. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Large Cap. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1996 Assistant Treasurer of Advisor Large Cap. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Large Cap. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Large Cap. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Large Cap. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Large Cap. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Advisor Large Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/13/04	12/10/04	$.12	$.01

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 17, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	16,294,841,572.46	67.846
Against	4,036,653,996.81	16.807
Abstain	993,877,882.58	4.139
Broker Non-Votes	2,691,734,610.28	11.208
TOTAL	24,017,108,062.13	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	22,840,552,929.63	95.101
Withheld	1,176,555,132.50	4.899
TOTAL	24,017,108,062.13	100.000
Ralph F. Cox
Affirmative	22,814,730,343.25	94.994
Withheld	1,202,377,718.88	5.006
TOTAL	24,017,108,062.13	100.000
Laura B. Cronin
Affirmative	22,827,669,460.37	95.048
Withheld	1,189,438,601.76	4.952
TOTAL	24,017,108,062.13	100.000
Robert M. Gates
Affirmative	22,832,759,061.32	95.069
Withheld	1,184,349,000.81	4.931
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
George H. Heilmeier
Affirmative	22,837,906,059.00	95.090
Withheld	1,179,202,003.13	4.910
TOTAL	24,017,108,062.13	100.000
Abigail P. Johnson
Affirmative	22,819,456,149.99	95.013
Withheld	1,197,651,912.14	4.987
TOTAL	24,017,108,062.13	100.000
Edward C. Johnson 3d
Affirmative	22,810,259,696.01	94.975
Withheld	1,206,848,366.12	5.025
TOTAL	24,017,108,062.13	100.000
Donald J. Kirk
Affirmative	22,822,861,358.25	95.028
Withheld	1,194,246,703.88	4.972
TOTAL	24,017,108,062.13	100.000
Marie L. Knowles
Affirmative	22,840,012,715.43	95.099
Withheld	1,177,095,346.70	4.901
TOTAL	24,017,108,062.13	100.000
Ned C. Lautenbach
Affirmative	22,844,948,054.36	95.119
Withheld	1,172,160,007.77	4.881
TOTAL	24,017,108,062.13	100.000
Marvin L. Mann
Affirmative	22,823,351,253.51	95.030
Withheld	1,193,756,808.62	4.970
TOTAL	24,017,108,062.13	100.000
William O. McCoy
Affirmative	22,824,777,791.95	95.035
Withheld	1,192,330,270.18	4.965
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	22,847,253,473.29	95.129
Withheld	1,169,854,588.84	4.871
TOTAL	24,017,108,062.13	100.000
William S. Stavropoulos
Affirmative	22,836,942,275.18	95.086
Withheld	1,180,165,786.95	4.914
TOTAL	24,017,108,062.13	100.000
* Denotes trust-wide proposals and voting results.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

LCI-UANN-0105
1.786692.101

Fidelity® Advisor

Value Strategies

Fund - Institutional Class

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	20	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	30	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	37
Trustees and Officers	38
Distributions	49
Proxy Voting Results	50

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Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2004	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	8.92%	11.64%	13.58%

A Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. The initial offering of Institutional Class shares took place on July 3, 1995. Returns prior to July 3, 1995 are those of Fidelity Value Strategies Fund, the initial class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Value Strategies Fund - Institutional Class on November 30, 1994. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Harris Leviton, Portfolio Manager of Fidelity® Advisor Value Strategies Fund

Despite surging oil prices, a struggling job market and four interest rate hikes in a five-month span, U.S. equity markets posted solid results for the 12-month period ending November 30, 2004, and were closing in on a second straight year in the black. There was great disparity in the market during the past year. For instance, value stocks trounced their growth counterparts during the period. To illustrate, the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, small- and mid-cap stocks vastly outperformed larger-cap stocks. Energy was the best-performing sector of the market, propelled by a spike in oil prices. Conversely, technology stocks dipped lower in response to a slowdown in corporate capital spending. For the 12-month period overall, the Standard & Poor's 500SM Index returned 12.86% - slightly above its historical average. Elsewhere, the Dow Jones Industrial AverageSM rose 8.87% and the tech-heavy NASDAQ Composite® Index advanced 7.50%.

Fidelity Advisor Value Strategies Fund's Institutional Class shares were up 8.92% during the year ending November 30, 2004, underperforming the Russell Midcap® Value Index and the LipperSM Mid-Cap Funds Average, which advanced 24.23% and 12.52%, respectively. The fund's overweighting in the technology sector - one of the market's poorest-performing areas - was the primary reason for its performance shortfall relative to the Russell index. Individual detractors from the tech sector included communications equipment vendor Terayon Communication Systems, semiconductor manufacturers Atmel and Applied Micro Circuits, and software providers Vignette and i2 Technologies. Having no investments in the energy sector also held back the fund's relative results, as this was the market's top-performing major category. On the positive side of the ledger, there were some strong contributors in technology, such as handheld communication device maker palmOne and emerging-communications software provider Ulticom. In the consumer discretionary sector, investments in clothing retailer American Eagle Outfitters and riverboat casino operator Ameristar Casinos also appreciated nicely. I sold the fund's position in American Eagle Outfitters to lock in a profit.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class A
Actual	$ 1,000.00	$ 1,065.40	$ 6.20
HypotheticalA	$ 1,000.00	$ 1,018.92	$ 6.08
Class T
Actual	$ 1,000.00	$ 1,064.60	$ 7.17
HypotheticalA	$ 1,000.00	$ 1,017.96	$ 7.04
Class B
Actual	$ 1,000.00	$ 1,061.00	$ 10.51
HypotheticalA	$ 1,000.00	$ 1,014.67	$ 10.33
Class C
Actual	$ 1,000.00	$ 1,061.30	$ 10.25
HypotheticalA	$ 1,000.00	$ 1,014.93	$ 10.07
Fidelity Value Strategies Fund
Actual	$ 1,000.00	$ 1,067.20	$ 4.60
HypotheticalA	$ 1,000.00	$ 1,020.49	$ 4.51
Institutional Class
Actual	$ 1,000.00	$ 1,067.80	$ 4.08
HypotheticalA	$ 1,000.00	$ 1,021.00	$ 4.00

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.20%
Class T	1.39%
Class B	2.04%
Class C	1.99%
Fidelity Value Strategies Fund	.89%
Institutional Class	.79%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Take-Two Interactive Software, Inc.	4.6	3.4
WMS Industries, Inc.	3.2	3.4
Jack in the Box, Inc.	3.2	2.4
Beazer Homes USA, Inc.	3.0	2.5
THQ, Inc.	2.9	2.6
Advanced Micro Devices, Inc.	2.9	2.2
PalmOne, Inc.	2.8	1.8
ACE Ltd.	2.3	2.5
EMC Corp.	2.3	2.0
Jones Apparel Group, Inc.	2.0	2.2
	29.2
Top Five Market Sectors as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	40.3	39.1
Consumer Discretionary	27.3	26.4
Industrials	11.8	12.7
Financials	11.3	12.1
Materials	4.9	4.0
Asset Allocation (% of fund's net assets)
As of November 30, 2004 *		As of May 31, 2004 **
	Stocks 98.4%		Stocks 97.3%
	Convertible Securities 1.3%		Convertible Securities 2.4%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	12.8%	** Foreign investments	14.3%

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 26.7%
Auto Components - 2.1%
American Axle & Manufacturing Holdings, Inc.	758,900	$ 22,130
ArvinMeritor, Inc.	123,500	2,711
Dura Automotive Systems, Inc. Class A (sub. vtg.) (a)	206,000	1,875
Lear Corp.	110,000	6,380
TRW Automotive Holdings Corp.	549,600	11,641
		44,737
Automobiles - 2.1%
Ford Motor Co.	1,000,000	14,180
Nissan Motor Co. Ltd.	3,000,000	31,634
		45,814
Hotels, Restaurants & Leisure - 8.6%
AFC Enterprises, Inc. (a)	800,000	19,264
Ameristar Casinos, Inc.	300,000	12,075
Domino's Pizza, Inc.	715,400	12,841
Isle of Capri Casinos, Inc. (a)	169,200	4,150
Jack in the Box, Inc. (a)	1,806,050	68,233
Mikohn Gaming Corp. (a)	125,000	1,019
WMS Industries, Inc. (a)(d)(e)	2,301,300	68,441
		186,023
Household Durables - 8.9%
Beazer Homes USA, Inc. (d)	526,063	65,232
Centex Corp.	200,000	10,494
D.R. Horton, Inc.	683,991	24,083
Lennar Corp.:
Class A (d)	649,400	29,178
Class B	64,940	2,711
Levitt Corp. Class A	95,000	2,442
M/I Homes, Inc.	443,200	20,037
Maytag Corp. (d)	1,140,000	22,914
Whirlpool Corp.	230,000	14,847
		191,938
Media - 1.4%
Carmike Cinemas, Inc. (e)	834,300	31,236
Specialty Retail - 1.6%
Big Dog Holdings, Inc. (a)(e)	1,024,100	6,431
Borders Group, Inc.	777,400	17,709
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Rush Enterprises, Inc. Class A (a)	374,200	$ 5,680
Weight Watchers International, Inc. (a)	100,000	3,965
		33,785
Textiles, Apparel & Luxury Goods - 2.0%
Jones Apparel Group, Inc.	1,222,900	43,450
TOTAL CONSUMER DISCRETIONARY		576,983
CONSUMER STAPLES - 1.1%
Food & Staples Retailing - 1.1%
Koninklijke Ahold NV sponsored ADR	600,000	4,404
Safeway, Inc. (a)	990,000	19,087
		23,491
FINANCIALS - 11.3%
Insurance - 10.2%
ACE Ltd.	1,250,000	50,525
AMBAC Financial Group, Inc.	100,000	8,133
American Equity Investment Life Holding Co.	1,482,200	14,540
Assurant, Inc.	35,900	1,077
Axis Capital Holdings Ltd.	500,000	13,030
Endurance Specialty Holdings Ltd.	691,100	23,200
Everest Re Group Ltd.	60,700	5,115
Infinity Property & Casualty Corp.	200,000	7,400
MetLife, Inc.	720,000	28,080
Montpelier Re Holdings Ltd.	201,400	7,438
Safety Insurance Group, Inc.	200,000	5,500
Scottish Re Group Ltd.	46,900	1,079
St. Paul Travelers Companies, Inc.	450,736	16,443
United National Group Ltd. Class A	374,200	6,642
W.R. Berkley Corp.	700,000	31,745
		219,947
Real Estate - 0.0%
ZipRealty, Inc.	3,000	51
Thrifts & Mortgage Finance - 1.1%
Sovereign Bancorp, Inc.	1,138,200	24,870
TOTAL FINANCIALS		244,868
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - 2.0%
Health Care Equipment & Supplies - 0.7%
Foxhollow Technologies, Inc.	1,500	$ 39
Sola International, Inc. (a)	650,800	14,057
		14,096
Health Care Providers & Services - 0.7%
HealthSouth Corp. (a)	1,500,000	8,550
Pediatrix Medical Group, Inc. (a)	121,600	7,576
		16,126
Pharmaceuticals - 0.6%
Pain Therapeutics, Inc. (a)(d)	1,050,000	7,907
Par Pharmaceutical Companies, Inc. (a)	100,000	3,946
		11,853
TOTAL HEALTH CARE		42,075
INDUSTRIALS - 11.7%
Airlines - 1.0%
AMR Corp. (a)	1,622,000	14,647
Southwest Airlines Co.	405,500	6,379
		21,026
Building Products - 1.7%
NCI Building Systems, Inc. (a)	51,800	1,922
York International Corp. (d)	962,100	35,473
		37,395
Commercial Services & Supplies - 3.2%
Central Parking Corp.	765,500	11,620
Hudson Highland Group, Inc. (a)	104,285	2,848
Kforce, Inc. (a)	412,335	4,940
Monster Worldwide, Inc. (a)	1,256,409	35,418
Vedior NV (Certificaten Van Aandelen)	915,000	15,350
		70,176
Construction & Engineering - 1.1%
Chicago Bridge & Iron Co. NV (NY Shares)	279,200	10,805
Granite Construction, Inc.	450,000	11,943
		22,748
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Electrical Equipment - 0.6%
Color Kinetics, Inc.	680,000	$ 11,002
TB Wood's Corp. (e)	261,300	1,416
		12,418
Machinery - 4.1%
Columbus McKinnon Corp. (NY Shares) (a)	221,900	1,755
EnPro Industries, Inc. (a)	10,000	287
Milacron, Inc. (a)	135,863	406
Navistar International Corp. (a)	840,200	34,574
SPX Corp.	647,000	26,598
Timken Co.	1,000,000	26,000
		89,620
TOTAL INDUSTRIALS		253,383
INFORMATION TECHNOLOGY - 39.7%
Communications Equipment - 5.9%
ADC Telecommunications, Inc. (a)	6,267,400	14,728
AudioCodes Ltd. (a)	820,000	12,054
Belden CDT, Inc.	998,385	23,153
Enterasys Networks, Inc. (a)	2,552,000	4,466
Marconi Corp. PLC (a)	1,000,000	10,917
Netopia, Inc. (a)	400,000	1,300
NMS Communications Corp. (a)	1,985,221	12,682
Performance Technologies, Inc. (a)(e)	1,223,100	8,721
Powerwave Technologies, Inc. (a)	802,700	6,492
Telefonaktiebolaget LM Ericsson ADR (a)	574,000	19,086
Terayon Communication Systems, Inc. (a)(e)	7,116,500	14,162
		127,761
Computers & Peripherals - 5.2%
EMC Corp. (a)	3,762,530	50,493
palmOne, Inc. (a)(d)	1,740,000	60,970
		111,463
Electronic Equipment & Instruments - 0.5%
AVX Corp.	490,000	6,169
Cherokee International Corp.	120,500	1,033
RadiSys Corp. (a)	100,000	1,409
Richardson Electronics Ltd.	238,000	2,654
		11,265
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 6.1%
Ariba, Inc. (a)	650,000	$ 10,725
Art Technology Group, Inc. (a)	2,050,000	2,276
Google, Inc. Class A	87,800	16,067
iBasis, Inc. (a)	160,000	366
Interwoven, Inc. (a)(e)	2,264,075	21,962
Keynote Systems, Inc. (a)	872,451	11,106
PlanetOut, Inc.	178,900	2,181
Plumtree Software, Inc. (a)	1,400,000	5,110
Retek, Inc. (a)	1,774,961	10,827
Selectica, Inc. (a)(e)	2,068,200	7,963
SonicWALL, Inc. (a)	2,600,000	15,990
Vignette Corp. (a)(e)	21,698,600	27,557
		132,130
Semiconductors & Semiconductor Equipment - 8.7%
Advanced Micro Devices, Inc. (a)(d)	2,990,000	63,627
Agere Systems, Inc. Class A (a)	3,225,000	4,418
Applied Micro Circuits Corp. (a)	2,800,000	10,304
ASM International NV (Nasdaq) (a)	300,000	4,770
ASML Holding NV (NY Shares) (a)	800,000	12,200
Atmel Corp. (a)	3,520,100	12,496
Conexant Systems, Inc. (a)	2,719,800	5,412
Freescale Semiconductor, Inc. Class A	393,400	6,947
Hi/fn, Inc. (a)(e)	1,200,000	9,600
Integrated Device Technology, Inc. (a)	324,500	3,683
Mattson Technology, Inc. (a)	695,900	6,507
Mindspeed Technologies, Inc. (a)	199,999	500
MIPS Technologies, Inc. (a)	1,256,873	10,998
Omnivision Technologies, Inc. (a)(d)	160,300	2,860
Pericom Semiconductor Corp. (a)	300,000	2,634
Portalplayer, Inc.	1,400	41
Samsung Electronics Co. Ltd.	20,500	8,495
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	2,423,014	19,311
Transwitch Corp. (a)	2,688,400	3,280
		188,083
Software - 13.3%
Activision, Inc. (a)	272,500	4,284
Actuate Corp. (a)(e)	3,975,000	9,421
Aspen Technology, Inc. (a)	1,476,100	8,517
BindView Development Corp. (a)	1,500,000	5,325
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Concord Communications, Inc. (a)	400,000	$ 3,716
i2 Technologies, Inc. (a)	20,261,000	12,967
Interplay Entertainment Corp. warrants 3/30/06 (a)	675,385	0
MapInfo Corp. (a)(e)	1,375,746	16,440
PalmSource, Inc. (a)(d)	174,441	2,763
RADWARE Ltd. (a)	400,000	10,164
Siebel Systems, Inc. (a)	1,500,000	15,120
Synopsys, Inc. (a)	324,200	5,716
Take-Two Interactive Software, Inc. (a)(e)	2,816,300	98,426
THQ, Inc. (a)(e)	2,969,839	63,733
Ulticom, Inc. (a)	1,679,400	30,145
		286,737
TOTAL INFORMATION TECHNOLOGY		857,439
MATERIALS - 4.9%
Chemicals - 1.8%
Eastman Chemical Co.	600,000	32,628
FMC Corp. (a)	50,000	2,478
Millennium Chemicals, Inc. (a)	180,900	4,808
		39,914
Construction Materials - 2.2%
Eagle Materials, Inc.	56,932	4,462
Eagle Materials, Inc. Class B	14,901	1,127
Texas Industries, Inc.	410,600	24,636
U.S. Concrete, Inc. (a)(e)	2,315,898	16,837
		47,062
Containers & Packaging - 0.3%
Anchor Glass Container Corp.	310,200	2,041
Owens-Illinois, Inc. (a)	210,600	4,406
		6,447
Metals & Mining - 0.6%
POSCO sponsored ADR	100,000	4,724
Steel Dynamics, Inc.	189,900	7,697
		12,421
TOTAL MATERIALS		105,844
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.5%
Covad Communications Group, Inc. (a)	600	$ 1
Iowa Telecommunication Services, Inc.	508,900	10,794
		10,795
Wireless Telecommunication Services - 0.3%
InPhonic, Inc.	2,800	71
Telesystem International Wireless, Inc. (a)	500,000	5,810
		5,881
TOTAL TELECOMMUNICATION SERVICES		16,676
UTILITIES - 0.2%
Multi-Utilities & Unregulated Power - 0.2%
Sierra Pacific Resources (a)(d)	500,000	5,125
TOTAL COMMON STOCKS (Cost $1,638,428)		2,125,884
Convertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (a)(g) (Cost $36)	2,400	0
Convertible Bonds - 1.3%
	Principal Amount (000s)
CONSUMER DISCRETIONARY - 0.6%
Hotels, Restaurants & Leisure - 0.6%
WMS Industries, Inc. 2.75% 7/15/10 (f)	$ 7,500	12,600
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
SPACEHAB, Inc. 8% 10/15/07 (f)	2,500	1,875
INFORMATION TECHNOLOGY - 0.6%
Communications Equipment - 0.4%
Terayon Communication Systems, Inc. 5% 8/1/07	10,000	9,150
Convertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - 0.1%
Richardson Electronics Ltd.:
7.25% 12/15/06	$ 404	$ 400
8.25% 6/15/06	1,968	1,948
		2,348
Internet Software & Services - 0.1%
iBasis, Inc. 6.75% 6/15/09	2,000	2,580
TOTAL INFORMATION TECHNOLOGY		14,078
TOTAL CONVERTIBLE BONDS (Cost $20,066)		28,553
Money Market Funds - 8.9%
	Shares
Fidelity Cash Central Fund, 1.98% (b)	10,489,448	10,489
Fidelity Securities Lending Cash Central Fund, 2% (b)(c)	181,149,650	181,150
TOTAL MONEY MARKET FUNDS (Cost $191,639)		191,639
TOTAL INVESTMENT PORTFOLIO - 108.6% (Cost $1,850,169)		2,346,076
NET OTHER ASSETS - (8.6)%		(186,586)
NET ASSETS - 100%		$ 2,159,490
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $14,475,000 or 0.7% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $0 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies, Inc. Series E	9/19/00	$ 41
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	87.2%
Bermuda	4.5%
Netherlands	2.2%
Japan	1.5%
Israel	1.0%
Others (individually less than 1%)	3.6%
100.0%

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Actuate Corp.	$ 12,521	$ -	$ -	$ -	$ 9,421
Big Dog Holdings, Inc.	3,892	-	-	-	6,431
Carmike Cinemas, Inc.	-	27,187	-	206	31,236
Hall Kinion & Associates, Inc.	2,917	793	-	-	-
Hi/fn, Inc.	9,918	3,218	-	-	9,600
Interwoven, Inc.	8,660	22,322	-	-	21,962
MapInfo Corp.	-	16,494	-	-	16,440
Maxwell Shoe Co., Inc. Class A	23,208	-	29,458	-	-
Performance Technologies, Inc.	16,500	-	-	-	8,721
Selectica, Inc.	6,812	3,041	-	-	7,963
Take-Two Interactive Software, Inc.	73,800	17,932	-	-	98,426
TB Wood's Corp.	2,041	-	-	71	1,416
Terayon Communication Systems, Inc.	42,557	-	-	-	14,162
THQ, Inc.	39,581	9,118	-	-	63,733
U.S. Concrete, Inc.	5,258	9,376	-	-	16,837
Vignette Corp.	43,589	5,069	-	-	27,557
WMS Industries, Inc.	61,445	-	-	-	68,441
Total	$ 352,699	$ 114,550	$ 29,458	$ 277	$ 402,346
Income Tax Information
The fund hereby designates approximately $655,000 as a capital gain dividend for the purpose of the dividend paid deduction.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts) November 30, 2004

Assets
Investment in securities, at value (including securities loaned of $174,370) (cost $1,850,169) - See accompanying schedule		$ 2,346,076
Receivable for fund shares sold		1,989
Dividends receivable		1,358
Interest receivable		430
Prepaid expenses		9
Other receivables		183
Total assets		2,350,045

Liabilities
Payable for investments purchased	$ 1,519
Payable for fund shares redeemed	5,429
Accrued management fee	1,011
Distribution fees payable	869
Other affiliated payables	528
Other payables and accrued expenses	49
Collateral on securities loaned, at value	181,150
Total liabilities		190,555

Net Assets		$ 2,159,490
Net Assets consist of:
Paid in capital		$ 1,647,568
Undistributed net investment income		783
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		15,210
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		495,929
Net Assets		$ 2,159,490

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($299,142 ÷ 8,907.2 shares)	$ 33.58

Maximum offering price per share (100/94.25 of $33.58)	$ 35.63
Class T: Net Asset Value and redemption price per share ($1,106,764 ÷ 32,287 shares)	$ 34.28

Maximum offering price per share (100/96.50 of $34.28)	$ 35.52
Class B: Net Asset Value and offering price per share ($300,805 ÷ 9,245 shares) A	$ 32.54

Class C: Net Asset Value and offering price per share ($136,409 ÷ 4,214.6 shares) A	$ 32.37

Fidelity Value Strategies Fund: Net Asset Value, offering price and redemption price per share ($185,321 ÷ 5,190 shares)	$ 35.71

Institutional Class: Net Asset Value, offering price and redemption price per share ($131,049 ÷ 3,766 shares)	$ 34.80

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands	Year ended November 30, 2004

Investment Income
Dividends (including $277 received from affiliated issuers)		$ 13,271
Interest		4,031
Security lending		652
Total income		17,954

Expenses
Management fee	$ 11,961
Transfer agent fees	5,603
Distribution fees	10,504
Accounting and security lending fees	670
Non-interested trustees' compensation	11
Custodian fees and expenses	70
Registration fees	193
Audit	49
Legal	9
Interest	5
Miscellaneous	183
Total expenses before reductions	29,258
Expense reductions	(255)	29,003
Net investment income (loss)		(11,049)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (Including realized gain (loss) of $23,843 from affiliated issuers)	96,823
Foreign currency transactions	(94)
Total net realized gain (loss)		96,729
Change in net unrealized appreciation (depreciation) on: Investment securities	56,866
Assets and liabilities in foreign currencies	10
Total change in net unrealized appreciation (depreciation)		56,876
Net gain (loss)		153,605
Net increase (decrease) in net assets resulting from operations		$ 142,556
Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2004	Year ended November 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (11,049)	$ (7,874)
Net realized gain (loss)	96,729	(13,517)
Change in net unrealized appreciation (depreciation)	56,876	530,953
Net increase (decrease) in net assets resulting from operations	142,556	509,562
Share transactions - net increase (decrease)	93,177	244,859
Total increase (decrease) in net assets	235,733	754,421

Net Assets
Beginning of period	1,923,757	1,169,336
End of period (including undistributed net investment income of $783 and undistributed net investment income of $3,788, respectively)	$ 2,159,490	$ 1,923,757

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 30.95	$ 21.74	$ 24.77	$ 23.42	$ 26.76
Income from Investment Operations
Net investment income (loss) C	(.10)	(.08)	.02 E	(.10)	(.06)
Net realized and unrealized gain (loss)	2.73	9.29	(2.82) E	2.75	2.46
Total from investment operations	2.63	9.21	(2.80)	2.65	2.40
Distributions from net realized gain	-	-	(.23)	(1.30)	(5.74)
Net asset value, end of period	$ 33.58	$ 30.95	$ 21.74	$ 24.77	$ 23.42
Total Return A, B	8.50%	42.36%	(11.46)%	11.90%	11.18%
Ratios to Average Net Assets D
Expenses before expense reductions	1.18%	1.21%	1.24%	1.17%	1.01%
Expenses net of voluntary waivers, if any	1.18%	1.21%	1.24%	1.17%	1.01%
Expenses net of all reductions	1.17%	1.18%	1.17%	1.16%	1.00%
Net investment income (loss)	(.30)%	(.35)%	.07% E	(.39)%	(.26)%
Supplemental Data
Net assets, end of period (in millions)	$ 299	$ 238	$ 129	$ 89	$ 20
Portfolio turnover rate	26%	32%	49%	31%	48%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 31.65	$ 22.28	$ 25.36	$ 23.91	$ 27.13
Income from Investment Operations
Net investment income (loss) C	(.16)	(.13)	(.03) E	(.15)	(.10)
Net realized and unrealized gain (loss)	2.79	9.50	(2.90) E	2.81	2.52
Total from investment operations	2.63	9.37	(2.93)	2.66	2.42
Distributions from net realized gain	-	-	(.15)	(1.21)	(5.64)
Net asset value, end of period	$ 34.28	$ 31.65	$ 22.28	$ 25.36	$ 23.91
Total Return A, B	8.31%	42.06%	(11.66)%	11.65%	11.03%
Ratios to Average Net Assets D
Expenses before expense reductions	1.38%	1.41%	1.42%	1.36%	1.15%
Expenses net of voluntary waivers, if any	1.38%	1.41%	1.42%	1.36%	1.15%
Expenses net of all reductions	1.36%	1.38%	1.35%	1.34%	1.14%
Net investment income (loss)	(.50)%	(.54)%	(.12)% E	(.58)%	(.40)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,107	$ 1,127	$ 710	$ 667	$ 403
Portfolio turnover rate	26%	32%	49%	31%	48%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 30.24	$ 21.42	$ 24.45	$ 23.08	$ 26.36
Income from Investment Operations
Net investment income (loss) C	(.35)	(.27)	(.16) E	(.28)	(.22)
Net realized and unrealized gain (loss)	2.65	9.09	(2.80) E	2.71	2.44
Total from investment operations	2.30	8.82	(2.96)	2.43	2.22
Distributions from net realized gain	-	-	(.07)	(1.06)	(5.50)
Net asset value, end of period	$ 32.54	$ 30.24	$ 21.42	$ 24.45	$ 23.08
Total Return A, B	7.61%	41.18%	(12.16)%	10.97%	10.42%
Ratios to Average Net Assets D
Expenses before expense reductions	2.02%	2.04%	2.03%	1.93%	1.70%
Expenses net of voluntary waivers, if any	2.02%	2.04%	2.03%	1.93%	1.70%
Expenses net of all reductions	2.00%	2.01%	1.97%	1.92%	1.69%
Net investment income (loss)	(1.14)%	(1.17)%	(.73)% E	(1.16)%	(.95)%
Supplemental Data
Net assets, end of period (in millions)	$ 301	$ 290	$ 196	$ 172	$ 87
Portfolio turnover rate	26%	32%	49%	31%	48%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended November 30,	2004	2003	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 30.07	$ 21.29	$ 24.47	$ 26.45
Income from Investment Operations
Net investment income (loss) E	(.33)	(.26)	(.15) H	(.07)
Net realized and unrealized gain (loss)	2.63	9.04	(2.78) H	(1.91)
Total from investment operations	2.30	8.78	(2.93)	(1.98)
Distributions from net realized gain	-	-	(.25)	-
Net asset value, end of period	$ 32.37	$ 30.07	$ 21.29	$ 24.47
Total Return B, C, D	7.65%	41.24%	(12.15)%	(7.49)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.97%	1.99%	2.01%	1.87% A
Expenses net of voluntary waivers, if any	1.97%	1.99%	2.01%	1.87% A
Expenses net of all reductions	1.96%	1.97%	1.94%	1.86% A
Net investment income (loss)	(1.10)%	(1.13)%	(.71)% H	(1.10)% A
Supplemental Data
Net assets, end of period (in millions)	$ 136	$ 106	$ 53	$ 21
Portfolio turnover rate	26%	32%	49%	31% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2001 (commencement of sale of shares) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Fidelity Value Strategies Fund

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 32.81	$ 22.95	$ 26.05	$ 24.53	$ 27.74
Income from Investment Operations
Net investment income (loss) B	- E	.02	.12 D	- E	.04
Net realized and unrealized gain (loss)	2.90	9.84	(2.96) D	2.86	2.56
Total from investment operations	2.90	9.86	(2.84)	2.86	2.60
Distributions from net investment income	-	-	-	(.02)	-
Distributions from net realized gain	-	-	(.26)	(1.32)	(5.81)
Total distributions	-	-	(.26)	(1.34)	(5.81)
Net asset value, end of period	$ 35.71	$ 32.81	$ 22.95	$ 26.05	$ 24.53
Total Return A	8.84%	42.96%	(11.06)%	12.26%	11.62%
Ratios to Average Net Assets C
Expenses before expense reductions	.87%	.79%	.80%	.79%	.59%
Expenses net of voluntary waivers, if any	.87%	.79%	.80%	.79%	.59%
Expenses net of all reductions	.86%	.76%	.73%	.77%	.58%
Net investment income (loss)	- %	.08%	.50% D	(.01)%	.16%
Supplemental Data
Net assets, end of period (in millions)	$ 185	$ 22	$ 16	$ 19	$ 19
Portfolio turnover rate	26%	32%	49%	31%	48%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

E Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 31.95	$ 22.36	$ 25.42	$ 23.96	$ 27.21
Income from Investment Operations
Net investment income (loss) B	.03	.01	.10 D	(.02)	.03
Net realized and unrealized gain (loss)	2.82	9.58	(2.89) D	2.83	2.51
Total from investment operations	2.85	9.59	(2.79)	2.81	2.54
Distributions from net investment income	-	-	-	(.03)	-
Distributions from net realized gain	-	-	(.27)	(1.32)	(5.79)
Total distributions	-	-	(.27)	(1.35)	(5.79)
Net asset value, end of period	$ 34.80	$ 31.95	$ 22.36	$ 25.42	$ 23.96
Total Return A	8.92%	42.89%	(11.15)%	12.35%	11.61%
Ratios to Average Net Assets C
Expenses before expense reductions	.79%	.83%	.87%	.84%	.63%
Expenses net of voluntary waivers, if any	.79%	.83%	.87%	.84%	.63%
Expenses net of all reductions	.78%	.81%	.80%	.83%	.62%
Net investment income (loss)	.08%	.03%	.44% D	(.06)%	.12%
Supplemental Data
Net assets, end of period (in millions)	$ 131	$ 141	$ 65	$ 47	$ 11
Portfolio turnover rate	26%	32%	49%	31%	48%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Value Strategies Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Fidelity Value Strategies Fund, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Book-tax differences are primarily due to foreign currency transactions, prior period premium and discount on debt securities, market discount, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 681,830
Unrealized depreciation	(185,905)
Net unrealized appreciation (depreciation)	495,925
Undistributed long-term capital gain	15,978

Cost for federal income tax purposes	$ 1,850,151

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $612,251 and $529,587, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 682	$ 10
Class T	.25%	.25%	5,584	51
Class B	.75%	.25%	2,975	2,232
Class C	.75%	.25%	1,263	411
			$ 10,504	$ 2,704

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 323
Class T	111
Class B*	581
Class C*	30
$ 1,045

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund, except for Fidelity Value Strategies Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity Value Strategies shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC were as follows:

	Amount	% of Average Net Assets
Class A	$ 810.30
Class T	2,700.24
Class B	1,138.38
Class C	428.34
Fidelity Value Strategies Fund	310.24
Institutional Class	217.16
	$ 5,603

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Central Funds - continued

capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $185 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $135 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. At period end, there were no interfund loans outstanding. The fund's activity in this program during the period was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Earned (included in interest income)	Interest Expense
Borrower	$ 4,657	1.29%	-	$ 5

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $255 for the period.

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2004	2003	2004	2003
Class A
Shares sold	4,586	4,857	$ 144,919	$ 120,670
Shares redeemed	(3,378)	(3,114)	(104,408)	(73,451)
Net increase (decrease)	1,208	1,743	$ 40,511	$ 47,219
Class T
Shares sold	14,187	15,218	$ 461,357	$ 387,183
Shares redeemed	(17,509)	(11,459)	(560,918)	(272,430)
Net increase (decrease)	(3,322)	3,759	$ (99,561)	$ 114,753
Class B
Shares sold	1,829	2,336	$ 56,577	$ 55,976
Shares redeemed	(2,159)	(1,908)	(65,623)	(40,736)
Net increase (decrease)	(330)	428	$ (9,046)	$ 15,240
Class C
Shares sold	1,844	1,843	$ 56,769	$ 45,030
Shares redeemed	(1,163)	(794)	(35,100)	(17,483)
Net increase (decrease)	681	1,049	$ 21,669	$ 27,547
Fidelity Value Strategies Fund
Shares sold	8,218	20	$ 279,281	$ 576
Shares redeemed	(3,695)	(47)	(120,650)	(1,062)
Net increase (decrease)	4,523	(27)	$ 158,631	$ (486)
Institutional Class
Shares sold	1,513	4,006	$ 50,037	$ 105,621
Shares redeemed	(2,152)	(2,529)	(69,064)	(65,035)
Net increase (decrease)	(639)	1,477	$ (19,027)	$ 40,586

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Strategies Fund as of November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 14, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Value Strategies (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005).
Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow
of the Institute of Electrical and Electronics Engineers (IEEE) (2000).
Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts
and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously,
Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

John B. McDowell (46)

Year of Election or Appointment: 2002

Vice President of Advisor Value Strategies. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Harris Leviton (43)
Year of Election or Appointment: 1996 Vice President of Advisor Value Strategies. Mr. Leviton is also Vice President of another fund advised by FMR.
Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor Value Strategies. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Value Strategies. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Value Strategies. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Value Strategies. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Value Strategies. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Value Strategies. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Value Strategies. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1986 Assistant Treasurer of Advisor Value Strategies. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Value Strategies. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Value Strategies. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Value Strategies. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Value Strategies. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Advisor Value Strategies Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Institutional Class	12/20/04	12/17/04	$.150
	1/10/05	1/07/05	$.105

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 17, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	16,294,841,572.46	67.846
Against	4,036,653,996.81	16.807
Abstain	993,877,882.58	4.139
Broker Non-Votes	2,691,734,610.28	11.208
TOTAL	24,017,108,062.13	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	22,840,552,929.63	95.101
Withheld	1,176,555,132.50	4.899
TOTAL	24,017,108,062.13	100.000
Ralph F. Cox
Affirmative	22,814,730,343.25	94.994
Withheld	1,202,377,718.88	5.006
TOTAL	24,017,108,062.13	100.000
Laura B. Cronin
Affirmative	22,827,669,460.37	95.048
Withheld	1,189,438,601.76	4.952
TOTAL	24,017,108,062.13	100.000
Robert M. Gates
Affirmative	22,832,759,061.32	95.069
Withheld	1,184,349,000.81	4.931
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
George H. Heilmeier
Affirmative	22,837,906,059.00	95.090
Withheld	1,179,202,003.13	4.910
TOTAL	24,017,108,062.13	100.000
Abigail P. Johnson
Affirmative	22,819,456,149.99	95.013
Withheld	1,197,651,912.14	4.987
TOTAL	24,017,108,062.13	100.000
Edward C. Johnson 3d
Affirmative	22,810,259,696.01	94.975
Withheld	1,206,848,366.12	5.025
TOTAL	24,017,108,062.13	100.000
Donald J. Kirk
Affirmative	22,822,861,358.25	95.028
Withheld	1,194,246,703.88	4.972
TOTAL	24,017,108,062.13	100.000
Marie L. Knowles
Affirmative	22,840,012,715.43	95.099
Withheld	1,177,095,346.70	4.901
TOTAL	24,017,108,062.13	100.000
Ned C. Lautenbach
Affirmative	22,844,948,054.36	95.119
Withheld	1,172,160,007.77	4.881
TOTAL	24,017,108,062.13	100.000
Marvin L. Mann
Affirmative	22,823,351,253.51	95.030
Withheld	1,193,756,808.62	4.970
TOTAL	24,017,108,062.13	100.000
William O. McCoy
Affirmative	22,824,777,791.95	95.035
Withheld	1,192,330,270.18	4.965
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	22,847,253,473.29	95.129
Withheld	1,169,854,588.84	4.871
TOTAL	24,017,108,062.13	100.000
William S. Stavropoulos
Affirmative	22,836,942,275.18	95.086
Withheld	1,180,165,786.95	4.914
TOTAL	24,017,108,062.13	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

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Annual Report

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Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

ISO-UANN-0105
1.786702.101

Fidelity® Advisor

Value Strategies

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	7	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	8	An example of shareholder expenses.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	21	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	31	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	38
Trustees and Officers	39
Distributions	50
Proxy Voting Results	51

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2004	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	2.26%	9.91%	12.47%
Class T (incl. 3.50% sales charge)	4.52%	10.21%	12.63%
Class B (incl. contingent deferred sales charge) B	2.61%	10.06%	12.68%
Class C (incl. contingent deferred sales charge) C	6.65%	10.37%	12.42%

A Class A's 12b-1 fee may have ranged over time between 0.25% and 0.35%, as an equivalent amount of brokerage commissions of up to 0.10% of the class's average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class A's 12b-1 plan currently authorizes a 0.25% 12b-1 fee. The initial offering of Class A shares took place on September 3, 1996. Returns prior to September 3, 1996 are those of Class T and reflect a 0.50% 12b-1 fee (0.65% prior to January 1, 1996).

B Class B shares bear a 1.00% 12b-1 fee that is reflected in returns after June 30, 1994. The initial offering of Class B shares took place on June 30, 1994. Returns prior to June 30, 1994 are those of Class T, and reflect a 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Had Class B shares' 12b-1 fee been reflected, returns prior to June 30, 1994 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year, and past 10 year total return figures are 5%, 2% and 0%, respectively.

C Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on August 16, 2001. Returns from June 30, 1994 through August 16, 2001 are those of Class B, and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to June 30, 1994 are those of Class T, and reflect a 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Had Class C shares' 12b-1 fee been reflected, returns prior to June 30, 1994 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five year, and past 10 year total return figures are 1%, 0% and 0%, respectively

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Value Strategies Fund - Class T on November 30, 1994, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Harris Leviton, Portfolio Manager of Fidelity® Advisor Value Strategies Fund

Despite surging oil prices, a struggling job market and four interest rate hikes in a five-month span, U.S. equity markets posted solid results for the 12-month period ending November 30, 2004, and were closing in on a second straight year in the black. There was great disparity in the market during the past year. For instance, value stocks trounced their growth counterparts during the period. To illustrate, the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, small- and mid-cap stocks vastly outperformed larger-cap stocks. Energy was the best-performing sector of the market, propelled by a spike in oil prices. Conversely, technology stocks dipped lower in response to a slowdown in corporate capital spending. For the 12-month period overall, the Standard & Poor's 500SM Index returned 12.86% - slightly above its historical average. Elsewhere, the Dow Jones Industrial AverageSM rose 8.87% and the tech-heavy NASDAQ Composite® Index advanced 7.50%.

Fidelity Advisor Value Strategies Fund's Class A, Class T, Class B and Class C shares were up 8.50%, 8.31%, 7.61% and 7.65%, respectively, during the year ending November 30, 2004. These returns trailed the 24.23% return for the Russell Midcap® Value Index and the 12.52% advance for the LipperSM Mid-Cap Funds Average. The fund's overweighting in the technology sector - one of the market's poorest-performing areas - was the primary reason for its performance shortfall relative to the Russell index. Individual detractors from the tech sector included communications equipment vendor Terayon Communication Systems, semiconductor manufacturers Atmel and Applied Micro Circuits, and software providers Vignette and i2 Technologies. Having no investments in the energy sector also held back the fund's relative results, as this was the market's top-performing major category. On the positive side of the ledger, there were some strong contributors in technology, such as handheld communication device maker palmOne and emerging-communications software provider Ulticom. In the consumer discretionary sector, investments in clothing retailer American Eagle Outfitters and riverboat casino operator Ameristar Casinos also appreciated nicely. I sold the fund's position in American Eagle Outfitters to lock in a profit.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class A
Actual	$ 1,000.00	$ 1,065.40	$ 6.20
HypotheticalA	$ 1,000.00	$ 1,018.92	$ 6.08
Class T
Actual	$ 1,000.00	$ 1,064.60	$ 7.17
HypotheticalA	$ 1,000.00	$ 1,017.96	$ 7.04
Class B
Actual	$ 1,000.00	$ 1,061.00	$ 10.51
HypotheticalA	$ 1,000.00	$ 1,014.67	$ 10.33
Class C
Actual	$ 1,000.00	$ 1,061.30	$ 10.25
HypotheticalA	$ 1,000.00	$ 1,014.93	$ 10.07
Fidelity Value Strategies Fund
Actual	$ 1,000.00	$ 1,067.20	$ 4.60
HypotheticalA	$ 1,000.00	$ 1,020.49	$ 4.51
Institutional Class
Actual	$ 1,000.00	$ 1,067.80	$ 4.08
HypotheticalA	$ 1,000.00	$ 1,021.00	$ 4.00

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.20%
Class T	1.39%
Class B	2.04%
Class C	1.99%
Fidelity Value Strategies Fund	.89%
Institutional Class	.79%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Take-Two Interactive Software, Inc.	4.6	3.4
WMS Industries, Inc.	3.2	3.4
Jack in the Box, Inc.	3.2	2.4
Beazer Homes USA, Inc.	3.0	2.5
THQ, Inc.	2.9	2.6
Advanced Micro Devices, Inc.	2.9	2.2
PalmOne, Inc.	2.8	1.8
ACE Ltd.	2.3	2.5
EMC Corp.	2.3	2.0
Jones Apparel Group, Inc.	2.0	2.2
	29.2
Top Five Market Sectors as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	40.3	39.1
Consumer Discretionary	27.3	26.4
Industrials	11.8	12.7
Financials	11.3	12.1
Materials	4.9	4.0
Asset Allocation (% of fund's net assets)
As of November 30, 2004 *		As of May 31, 2004 **
	Stocks 98.4%		Stocks 97.3%
	Convertible Securities 1.3%		Convertible Securities 2.4%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	12.8%	** Foreign investments	14.3%

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 26.7%
Auto Components - 2.1%
American Axle & Manufacturing Holdings, Inc.	758,900	$ 22,130
ArvinMeritor, Inc.	123,500	2,711
Dura Automotive Systems, Inc. Class A (sub. vtg.) (a)	206,000	1,875
Lear Corp.	110,000	6,380
TRW Automotive Holdings Corp.	549,600	11,641
		44,737
Automobiles - 2.1%
Ford Motor Co.	1,000,000	14,180
Nissan Motor Co. Ltd.	3,000,000	31,634
		45,814
Hotels, Restaurants & Leisure - 8.6%
AFC Enterprises, Inc. (a)	800,000	19,264
Ameristar Casinos, Inc.	300,000	12,075
Domino's Pizza, Inc.	715,400	12,841
Isle of Capri Casinos, Inc. (a)	169,200	4,150
Jack in the Box, Inc. (a)	1,806,050	68,233
Mikohn Gaming Corp. (a)	125,000	1,019
WMS Industries, Inc. (a)(d)(e)	2,301,300	68,441
		186,023
Household Durables - 8.9%
Beazer Homes USA, Inc. (d)	526,063	65,232
Centex Corp.	200,000	10,494
D.R. Horton, Inc.	683,991	24,083
Lennar Corp.:
Class A (d)	649,400	29,178
Class B	64,940	2,711
Levitt Corp. Class A	95,000	2,442
M/I Homes, Inc.	443,200	20,037
Maytag Corp. (d)	1,140,000	22,914
Whirlpool Corp.	230,000	14,847
		191,938
Media - 1.4%
Carmike Cinemas, Inc. (e)	834,300	31,236
Specialty Retail - 1.6%
Big Dog Holdings, Inc. (a)(e)	1,024,100	6,431
Borders Group, Inc.	777,400	17,709
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Rush Enterprises, Inc. Class A (a)	374,200	$ 5,680
Weight Watchers International, Inc. (a)	100,000	3,965
		33,785
Textiles, Apparel & Luxury Goods - 2.0%
Jones Apparel Group, Inc.	1,222,900	43,450
TOTAL CONSUMER DISCRETIONARY		576,983
CONSUMER STAPLES - 1.1%
Food & Staples Retailing - 1.1%
Koninklijke Ahold NV sponsored ADR	600,000	4,404
Safeway, Inc. (a)	990,000	19,087
		23,491
FINANCIALS - 11.3%
Insurance - 10.2%
ACE Ltd.	1,250,000	50,525
AMBAC Financial Group, Inc.	100,000	8,133
American Equity Investment Life Holding Co.	1,482,200	14,540
Assurant, Inc.	35,900	1,077
Axis Capital Holdings Ltd.	500,000	13,030
Endurance Specialty Holdings Ltd.	691,100	23,200
Everest Re Group Ltd.	60,700	5,115
Infinity Property & Casualty Corp.	200,000	7,400
MetLife, Inc.	720,000	28,080
Montpelier Re Holdings Ltd.	201,400	7,438
Safety Insurance Group, Inc.	200,000	5,500
Scottish Re Group Ltd.	46,900	1,079
St. Paul Travelers Companies, Inc.	450,736	16,443
United National Group Ltd. Class A	374,200	6,642
W.R. Berkley Corp.	700,000	31,745
		219,947
Real Estate - 0.0%
ZipRealty, Inc.	3,000	51
Thrifts & Mortgage Finance - 1.1%
Sovereign Bancorp, Inc.	1,138,200	24,870
TOTAL FINANCIALS		244,868
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - 2.0%
Health Care Equipment & Supplies - 0.7%
Foxhollow Technologies, Inc.	1,500	$ 39
Sola International, Inc. (a)	650,800	14,057
		14,096
Health Care Providers & Services - 0.7%
HealthSouth Corp. (a)	1,500,000	8,550
Pediatrix Medical Group, Inc. (a)	121,600	7,576
		16,126
Pharmaceuticals - 0.6%
Pain Therapeutics, Inc. (a)(d)	1,050,000	7,907
Par Pharmaceutical Companies, Inc. (a)	100,000	3,946
		11,853
TOTAL HEALTH CARE		42,075
INDUSTRIALS - 11.7%
Airlines - 1.0%
AMR Corp. (a)	1,622,000	14,647
Southwest Airlines Co.	405,500	6,379
		21,026
Building Products - 1.7%
NCI Building Systems, Inc. (a)	51,800	1,922
York International Corp. (d)	962,100	35,473
		37,395
Commercial Services & Supplies - 3.2%
Central Parking Corp.	765,500	11,620
Hudson Highland Group, Inc. (a)	104,285	2,848
Kforce, Inc. (a)	412,335	4,940
Monster Worldwide, Inc. (a)	1,256,409	35,418
Vedior NV (Certificaten Van Aandelen)	915,000	15,350
		70,176
Construction & Engineering - 1.1%
Chicago Bridge & Iron Co. NV (NY Shares)	279,200	10,805
Granite Construction, Inc.	450,000	11,943
		22,748
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Electrical Equipment - 0.6%
Color Kinetics, Inc.	680,000	$ 11,002
TB Wood's Corp. (e)	261,300	1,416
		12,418
Machinery - 4.1%
Columbus McKinnon Corp. (NY Shares) (a)	221,900	1,755
EnPro Industries, Inc. (a)	10,000	287
Milacron, Inc. (a)	135,863	406
Navistar International Corp. (a)	840,200	34,574
SPX Corp.	647,000	26,598
Timken Co.	1,000,000	26,000
		89,620
TOTAL INDUSTRIALS		253,383
INFORMATION TECHNOLOGY - 39.7%
Communications Equipment - 5.9%
ADC Telecommunications, Inc. (a)	6,267,400	14,728
AudioCodes Ltd. (a)	820,000	12,054
Belden CDT, Inc.	998,385	23,153
Enterasys Networks, Inc. (a)	2,552,000	4,466
Marconi Corp. PLC (a)	1,000,000	10,917
Netopia, Inc. (a)	400,000	1,300
NMS Communications Corp. (a)	1,985,221	12,682
Performance Technologies, Inc. (a)(e)	1,223,100	8,721
Powerwave Technologies, Inc. (a)	802,700	6,492
Telefonaktiebolaget LM Ericsson ADR (a)	574,000	19,086
Terayon Communication Systems, Inc. (a)(e)	7,116,500	14,162
		127,761
Computers & Peripherals - 5.2%
EMC Corp. (a)	3,762,530	50,493
palmOne, Inc. (a)(d)	1,740,000	60,970
		111,463
Electronic Equipment & Instruments - 0.5%
AVX Corp.	490,000	6,169
Cherokee International Corp.	120,500	1,033
RadiSys Corp. (a)	100,000	1,409
Richardson Electronics Ltd.	238,000	2,654
		11,265
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 6.1%
Ariba, Inc. (a)	650,000	$ 10,725
Art Technology Group, Inc. (a)	2,050,000	2,276
Google, Inc. Class A	87,800	16,067
iBasis, Inc. (a)	160,000	366
Interwoven, Inc. (a)(e)	2,264,075	21,962
Keynote Systems, Inc. (a)	872,451	11,106
PlanetOut, Inc.	178,900	2,181
Plumtree Software, Inc. (a)	1,400,000	5,110
Retek, Inc. (a)	1,774,961	10,827
Selectica, Inc. (a)(e)	2,068,200	7,963
SonicWALL, Inc. (a)	2,600,000	15,990
Vignette Corp. (a)(e)	21,698,600	27,557
		132,130
Semiconductors & Semiconductor Equipment - 8.7%
Advanced Micro Devices, Inc. (a)(d)	2,990,000	63,627
Agere Systems, Inc. Class A (a)	3,225,000	4,418
Applied Micro Circuits Corp. (a)	2,800,000	10,304
ASM International NV (Nasdaq) (a)	300,000	4,770
ASML Holding NV (NY Shares) (a)	800,000	12,200
Atmel Corp. (a)	3,520,100	12,496
Conexant Systems, Inc. (a)	2,719,800	5,412
Freescale Semiconductor, Inc. Class A	393,400	6,947
Hi/fn, Inc. (a)(e)	1,200,000	9,600
Integrated Device Technology, Inc. (a)	324,500	3,683
Mattson Technology, Inc. (a)	695,900	6,507
Mindspeed Technologies, Inc. (a)	199,999	500
MIPS Technologies, Inc. (a)	1,256,873	10,998
Omnivision Technologies, Inc. (a)(d)	160,300	2,860
Pericom Semiconductor Corp. (a)	300,000	2,634
Portalplayer, Inc.	1,400	41
Samsung Electronics Co. Ltd.	20,500	8,495
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	2,423,014	19,311
Transwitch Corp. (a)	2,688,400	3,280
		188,083
Software - 13.3%
Activision, Inc. (a)	272,500	4,284
Actuate Corp. (a)(e)	3,975,000	9,421
Aspen Technology, Inc. (a)	1,476,100	8,517
BindView Development Corp. (a)	1,500,000	5,325
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Concord Communications, Inc. (a)	400,000	$ 3,716
i2 Technologies, Inc. (a)	20,261,000	12,967
Interplay Entertainment Corp. warrants 3/30/06 (a)	675,385	0
MapInfo Corp. (a)(e)	1,375,746	16,440
PalmSource, Inc. (a)(d)	174,441	2,763
RADWARE Ltd. (a)	400,000	10,164
Siebel Systems, Inc. (a)	1,500,000	15,120
Synopsys, Inc. (a)	324,200	5,716
Take-Two Interactive Software, Inc. (a)(e)	2,816,300	98,426
THQ, Inc. (a)(e)	2,969,839	63,733
Ulticom, Inc. (a)	1,679,400	30,145
		286,737
TOTAL INFORMATION TECHNOLOGY		857,439
MATERIALS - 4.9%
Chemicals - 1.8%
Eastman Chemical Co.	600,000	32,628
FMC Corp. (a)	50,000	2,478
Millennium Chemicals, Inc. (a)	180,900	4,808
		39,914
Construction Materials - 2.2%
Eagle Materials, Inc.	56,932	4,462
Eagle Materials, Inc. Class B	14,901	1,127
Texas Industries, Inc.	410,600	24,636
U.S. Concrete, Inc. (a)(e)	2,315,898	16,837
		47,062
Containers & Packaging - 0.3%
Anchor Glass Container Corp.	310,200	2,041
Owens-Illinois, Inc. (a)	210,600	4,406
		6,447
Metals & Mining - 0.6%
POSCO sponsored ADR	100,000	4,724
Steel Dynamics, Inc.	189,900	7,697
		12,421
TOTAL MATERIALS		105,844
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.5%
Covad Communications Group, Inc. (a)	600	$ 1
Iowa Telecommunication Services, Inc.	508,900	10,794
		10,795
Wireless Telecommunication Services - 0.3%
InPhonic, Inc.	2,800	71
Telesystem International Wireless, Inc. (a)	500,000	5,810
		5,881
TOTAL TELECOMMUNICATION SERVICES		16,676
UTILITIES - 0.2%
Multi-Utilities & Unregulated Power - 0.2%
Sierra Pacific Resources (a)(d)	500,000	5,125
TOTAL COMMON STOCKS (Cost $1,638,428)		2,125,884
Convertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (a)(g) (Cost $36)	2,400	0
Convertible Bonds - 1.3%
	Principal Amount (000s)
CONSUMER DISCRETIONARY - 0.6%
Hotels, Restaurants & Leisure - 0.6%
WMS Industries, Inc. 2.75% 7/15/10 (f)	$ 7,500	12,600
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
SPACEHAB, Inc. 8% 10/15/07 (f)	2,500	1,875
INFORMATION TECHNOLOGY - 0.6%
Communications Equipment - 0.4%
Terayon Communication Systems, Inc. 5% 8/1/07	10,000	9,150
Convertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - 0.1%
Richardson Electronics Ltd.:
7.25% 12/15/06	$ 404	$ 400
8.25% 6/15/06	1,968	1,948
		2,348
Internet Software & Services - 0.1%
iBasis, Inc. 6.75% 6/15/09	2,000	2,580
TOTAL INFORMATION TECHNOLOGY		14,078
TOTAL CONVERTIBLE BONDS (Cost $20,066)		28,553
Money Market Funds - 8.9%
	Shares
Fidelity Cash Central Fund, 1.98% (b)	10,489,448	10,489
Fidelity Securities Lending Cash Central Fund, 2% (b)(c)	181,149,650	181,150
TOTAL MONEY MARKET FUNDS (Cost $191,639)		191,639
TOTAL INVESTMENT PORTFOLIO - 108.6% (Cost $1,850,169)		2,346,076
NET OTHER ASSETS - (8.6)%		(186,586)
NET ASSETS - 100%		$ 2,159,490
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $14,475,000 or 0.7% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $0 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies, Inc. Series E	9/19/00	$ 41
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	87.2%
Bermuda	4.5%
Netherlands	2.2%
Japan	1.5%
Israel	1.0%
Others (individually less than 1%)	3.6%
100.0%

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Actuate Corp.	$ 12,521	$ -	$ -	$ -	$ 9,421
Big Dog Holdings, Inc.	3,892	-	-	-	6,431
Carmike Cinemas, Inc.	-	27,187	-	206	31,236
Hall Kinion & Associates, Inc.	2,917	793	-	-	-
Hi/fn, Inc.	9,918	3,218	-	-	9,600
Interwoven, Inc.	8,660	22,322	-	-	21,962
MapInfo Corp.	-	16,494	-	-	16,440
Maxwell Shoe Co., Inc. Class A	23,208	-	29,458	-	-
Performance Technologies, Inc.	16,500	-	-	-	8,721
Selectica, Inc.	6,812	3,041	-	-	7,963
Take-Two Interactive Software, Inc.	73,800	17,932	-	-	98,426
TB Wood's Corp.	2,041	-	-	71	1,416
Terayon Communication Systems, Inc.	42,557	-	-	-	14,162
THQ, Inc.	39,581	9,118	-	-	63,733
U.S. Concrete, Inc.	5,258	9,376	-	-	16,837
Vignette Corp.	43,589	5,069	-	-	27,557
WMS Industries, Inc.	61,445	-	-	-	68,441
Total	$ 352,699	$ 114,550	$ 29,458	$ 277	$ 402,346
Income Tax Information
The fund hereby designates approximately $655,000 as a capital gain dividend for the purpose of the dividend paid deduction.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2004

Assets
Investment in securities, at value (including securities loaned of $174,370) (cost $1,850,169) - See accompanying schedule		$ 2,346,076
Receivable for fund shares sold		1,989
Dividends receivable		1,358
Interest receivable		430
Prepaid expenses		9
Other receivables		183
Total assets		2,350,045

Liabilities
Payable for investments purchased	$ 1,519
Payable for fund shares redeemed	5,429
Accrued management fee	1,011
Distribution fees payable	869
Other affiliated payables	528
Other payables and accrued expenses	49
Collateral on securities loaned, at value	181,150
Total liabilities		190,555

Net Assets		$ 2,159,490
Net Assets consist of:
Paid in capital		$ 1,647,568
Undistributed net investment income		783
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		15,210
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		495,929
Net Assets		$ 2,159,490

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($299,142 ÷ 8,907.2 shares)	$ 33.58

Maximum offering price per share (100/94.25 of $33.58)	$ 35.63
Class T: Net Asset Value and redemption price per share ($1,106,764 ÷ 32,287 shares)	$ 34.28

Maximum offering price per share (100/96.50 of $34.28)	$ 35.52
Class B: Net Asset Value and offering price per share ($300,805 ÷ 9,245 shares) A	$ 32.54

Class C: Net Asset Value and offering price per share ($136,409 ÷ 4,214.6 shares) A	$ 32.37

Fidelity Value Strategies Fund: Net Asset Value, offering price and redemption price per share ($185,321 ÷ 5,190 shares)	$ 35.71

Institutional Class: Net Asset Value, offering price and redemption price per share ($131,049 ÷ 3,766 shares)	$ 34.80

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands	Year ended November 30, 2004

Investment Income
Dividends (including $277 received from affiliated issuers)		$ 13,271
Interest		4,031
Security lending		652
Total income		17,954

Expenses
Management fee	$ 11,961
Transfer agent fees	5,603
Distribution fees	10,504
Accounting and security lending fees	670
Non-interested trustees' compensation	11
Custodian fees and expenses	70
Registration fees	193
Audit	49
Legal	9
Interest	5
Miscellaneous	183
Total expenses before reductions	29,258
Expense reductions	(255)	29,003
Net investment income (loss)		(11,049)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (Including realized gain (loss) of $23,843 from affiliated issuers)	96,823
Foreign currency transactions	(94)
Total net realized gain (loss)		96,729
Change in net unrealized appreciation (depreciation) on: Investment securities	56,866
Assets and liabilities in foreign currencies	10
Total change in net unrealized appreciation (depreciation)		56,876
Net gain (loss)		153,605
Net increase (decrease) in net assets resulting from operations		$ 142,556

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2004	Year ended November 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (11,049)	$ (7,874)
Net realized gain (loss)	96,729	(13,517)
Change in net unrealized appreciation (depreciation)	56,876	530,953
Net increase (decrease) in net assets resulting from operations	142,556	509,562
Share transactions - net increase (decrease)	93,177	244,859
Total increase (decrease) in net assets	235,733	754,421

Net Assets
Beginning of period	1,923,757	1,169,336
End of period (including undistributed net investment income of $783 and undistributed net investment income of $3,788, respectively)	$ 2,159,490	$ 1,923,757

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 30.95	$ 21.74	$ 24.77	$ 23.42	$ 26.76
Income from Investment Operations
Net investment income (loss) C	(.10)	(.08)	.02 E	(.10)	(.06)
Net realized and unrealized gain (loss)	2.73	9.29	(2.82) E	2.75	2.46
Total from investment operations	2.63	9.21	(2.80)	2.65	2.40
Distributions from net realized gain	-	-	(.23)	(1.30)	(5.74)
Net asset value, end of period	$ 33.58	$ 30.95	$ 21.74	$ 24.77	$ 23.42
Total Return A, B	8.50%	42.36%	(11.46)%	11.90%	11.18%
Ratios to Average Net Assets D
Expenses before expense reductions	1.18%	1.21%	1.24%	1.17%	1.01%
Expenses net of voluntary waivers, if any	1.18%	1.21%	1.24%	1.17%	1.01%
Expenses net of all reductions	1.17%	1.18%	1.17%	1.16%	1.00%
Net investment income (loss)	(.30)%	(.35)%	.07% E	(.39)%	(.26)%
Supplemental Data
Net assets, end of period (in millions)	$ 299	$ 238	$ 129	$ 89	$ 20
Portfolio turnover rate	26%	32%	49%	31%	48%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 31.65	$ 22.28	$ 25.36	$ 23.91	$ 27.13
Income from Investment Operations
Net investment income (loss) C	(.16)	(.13)	(.03) E	(.15)	(.10)
Net realized and unrealized gain (loss)	2.79	9.50	(2.90) E	2.81	2.52
Total from investment operations	2.63	9.37	(2.93)	2.66	2.42
Distributions from net realized gain	-	-	(.15)	(1.21)	(5.64)
Net asset value, end of period	$ 34.28	$ 31.65	$ 22.28	$ 25.36	$ 23.91
Total Return A, B	8.31%	42.06%	(11.66)%	11.65%	11.03%
Ratios to Average Net Assets D
Expenses before expense reductions	1.38%	1.41%	1.42%	1.36%	1.15%
Expenses net of voluntary waivers, if any	1.38%	1.41%	1.42%	1.36%	1.15%
Expenses net of all reductions	1.36%	1.38%	1.35%	1.34%	1.14%
Net investment income (loss)	(.50)%	(.54)%	(.12)% E	(.58)%	(.40)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,107	$ 1,127	$ 710	$ 667	$ 403
Portfolio turnover rate	26%	32%	49%	31%	48%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 30.24	$ 21.42	$ 24.45	$ 23.08	$ 26.36
Income from Investment Operations
Net investment income (loss) C	(.35)	(.27)	(.16) E	(.28)	(.22)
Net realized and unrealized gain (loss)	2.65	9.09	(2.80) E	2.71	2.44
Total from investment operations	2.30	8.82	(2.96)	2.43	2.22
Distributions from net realized gain	-	-	(.07)	(1.06)	(5.50)
Net asset value, end of period	$ 32.54	$ 30.24	$ 21.42	$ 24.45	$ 23.08
Total Return A, B	7.61%	41.18%	(12.16)%	10.97%	10.42%
Ratios to Average Net Assets D
Expenses before expense reductions	2.02%	2.04%	2.03%	1.93%	1.70%
Expenses net of voluntary waivers, if any	2.02%	2.04%	2.03%	1.93%	1.70%
Expenses net of all reductions	2.00%	2.01%	1.97%	1.92%	1.69%
Net investment income (loss)	(1.14)%	(1.17)%	(.73)% E	(1.16)%	(.95)%
Supplemental Data
Net assets, end of period (in millions)	$ 301	$ 290	$ 196	$ 172	$ 87
Portfolio turnover rate	26%	32%	49%	31%	48%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended November 30,	2004	2003	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 30.07	$ 21.29	$ 24.47	$ 26.45
Income from Investment Operations
Net investment income (loss) E	(.33)	(.26)	(.15) H	(.07)
Net realized and unrealized gain (loss)	2.63	9.04	(2.78) H	(1.91)
Total from investment operations	2.30	8.78	(2.93)	(1.98)
Distributions from net realized gain	-	-	(.25)	-
Net asset value, end of period	$ 32.37	$ 30.07	$ 21.29	$ 24.47
Total Return B, C, D	7.65%	41.24%	(12.15)%	(7.49)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.97%	1.99%	2.01%	1.87% A
Expenses net of voluntary waivers, if any	1.97%	1.99%	2.01%	1.87% A
Expenses net of all reductions	1.96%	1.97%	1.94%	1.86% A
Net investment income (loss)	(1.10)%	(1.13)%	(.71)% H	(1.10)% A
Supplemental Data
Net assets, end of period (in millions)	$ 136	$ 106	$ 53	$ 21
Portfolio turnover rate	26%	32%	49%	31% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2001 (commencement of sale of shares) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Fidelity Value Strategies Fund

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 32.81	$ 22.95	$ 26.05	$ 24.53	$ 27.74
Income from Investment Operations
Net investment income (loss) B	- E	.02	.12 D	- E	.04
Net realized and unrealized gain (loss)	2.90	9.84	(2.96) D	2.86	2.56
Total from investment operations	2.90	9.86	(2.84)	2.86	2.60
Distributions from net investment income	-	-	-	(.02)	-
Distributions from net realized gain	-	-	(.26)	(1.32)	(5.81)
Total distributions	-	-	(.26)	(1.34)	(5.81)
Net asset value, end of period	$ 35.71	$ 32.81	$ 22.95	$ 26.05	$ 24.53
Total Return A	8.84%	42.96%	(11.06)%	12.26%	11.62%
Ratios to Average Net Assets C
Expenses before expense reductions	.87%	.79%	.80%	.79%	.59%
Expenses net of voluntary waivers, if any	.87%	.79%	.80%	.79%	.59%
Expenses net of all reductions	.86%	.76%	.73%	.77%	.58%
Net investment income (loss)	- %	.08%	.50% D	(.01)%	.16%
Supplemental Data
Net assets, end of period (in millions)	$ 185	$ 22	$ 16	$ 19	$ 19
Portfolio turnover rate	26%	32%	49%	31%	48%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

E Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 31.95	$ 22.36	$ 25.42	$ 23.96	$ 27.21
Income from Investment Operations
Net investment income (loss) B	.03	.01	.10 D	(.02)	.03
Net realized and unrealized gain (loss)	2.82	9.58	(2.89) D	2.83	2.51
Total from investment operations	2.85	9.59	(2.79)	2.81	2.54
Distributions from net investment income	-	-	-	(.03)	-
Distributions from net realized gain	-	-	(.27)	(1.32)	(5.79)
Total distributions	-	-	(.27)	(1.35)	(5.79)
Net asset value, end of period	$ 34.80	$ 31.95	$ 22.36	$ 25.42	$ 23.96
Total Return A	8.92%	42.89%	(11.15)%	12.35%	11.61%
Ratios to Average Net Assets C
Expenses before expense reductions	.79%	.83%	.87%	.84%	.63%
Expenses net of voluntary waivers, if any	.79%	.83%	.87%	.84%	.63%
Expenses net of all reductions	.78%	.81%	.80%	.83%	.62%
Net investment income (loss)	.08%	.03%	.44% D	(.06)%	.12%
Supplemental Data
Net assets, end of period (in millions)	$ 131	$ 141	$ 65	$ 47	$ 11
Portfolio turnover rate	26%	32%	49%	31%	48%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Value Strategies Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Fidelity Value Strategies Fund, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Book-tax differences are primarily due to foreign currency transactions, prior period premium and discount on debt securities, market discount, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 681,830
Unrealized depreciation	(185,905)
Net unrealized appreciation (depreciation)	495,925
Undistributed long-term capital gain	15,978

Cost for federal income tax purposes	$ 1,850,151

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $612,251 and $529,587, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 682	$ 10
Class T	.25%	.25%	5,584	51
Class B	.75%	.25%	2,975	2,232
Class C	.75%	.25%	1,263	411
			$ 10,504	$ 2,704

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 323
Class T	111
Class B*	581
Class C*	30
$ 1,045

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund, except for Fidelity Value Strategies Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity Value Strategies shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC were as follows:

	Amount	% of Average Net Assets
Class A	$ 810.30
Class T	2,700.24
Class B	1,138.38
Class C	428.34
Fidelity Value Strategies Fund	310.24
Institutional Class	217.16
	$ 5,603

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Central Funds - continued

capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $185 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $135 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. At period end, there were no interfund loans outstanding. The fund's activity in this program during the period was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Earned (included in interest income)	Interest Expense
Borrower	$ 4,657	1.29%	-	$ 5

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $255 for the period.

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2004	2003	2004	2003
Class A
Shares sold	4,586	4,857	$ 144,919	$ 120,670
Shares redeemed	(3,378)	(3,114)	(104,408)	(73,451)
Net increase (decrease)	1,208	1,743	$ 40,511	$ 47,219
Class T
Shares sold	14,187	15,218	$ 461,357	$ 387,183
Shares redeemed	(17,509)	(11,459)	(560,918)	(272,430)
Net increase (decrease)	(3,322)	3,759	$ (99,561)	$ 114,753
Class B
Shares sold	1,829	2,336	$ 56,577	$ 55,976
Shares redeemed	(2,159)	(1,908)	(65,623)	(40,736)
Net increase (decrease)	(330)	428	$ (9,046)	$ 15,240
Class C
Shares sold	1,844	1,843	$ 56,769	$ 45,030
Shares redeemed	(1,163)	(794)	(35,100)	(17,483)
Net increase (decrease)	681	1,049	$ 21,669	$ 27,547
Fidelity Value Strategies Fund
Shares sold	8,218	20	$ 279,281	$ 576
Shares redeemed	(3,695)	(47)	(120,650)	(1,062)
Net increase (decrease)	4,523	(27)	$ 158,631	$ (486)
Institutional Class
Shares sold	1,513	4,006	$ 50,037	$ 105,621
Shares redeemed	(2,152)	(2,529)	(69,064)	(65,035)
Net increase (decrease)	(639)	1,477	$ (19,027)	$ 40,586

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Strategies Fund as of November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 14, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Value Strategies (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005).
Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow
of the Institute of Electrical and Electronics Engineers (IEEE) (2000).
Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts
and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously,
Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

John B. McDowell (46)

Year of Election or Appointment: 2002

Vice President of Advisor Value Strategies. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Harris Leviton (43)
Year of Election or Appointment: 1996 Vice President of Advisor Value Strategies. Mr. Leviton is also Vice President of another fund advised by FMR.
Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor Value Strategies. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Value Strategies. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Value Strategies. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Value Strategies. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Value Strategies. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Value Strategies. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Value Strategies. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1986 Assistant Treasurer of Advisor Value Strategies. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Value Strategies. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Value Strategies. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Value Strategies. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Value Strategies. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Advisor Value Strategies Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	12/20/04	12/17/04	$.150
	1/10/05	1/07/05	$.105
Class T	12/20/04	12/17/04	$.150
	1/10/05	1/07/05	$.105
Class B	12/20/04	12/17/04	$.150
	1/10/05	1/07/05	$.105
Class C	12/20/04	12/17/04	$.150
	1/10/05	1/07/05	$.105

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 17, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	16,294,841,572.46	67.846
Against	4,036,653,996.81	16.807
Abstain	993,877,882.58	4.139
Broker Non-Votes	2,691,734,610.28	11.208
TOTAL	24,017,108,062.13	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	22,840,552,929.63	95.101
Withheld	1,176,555,132.50	4.899
TOTAL	24,017,108,062.13	100.000
Ralph F. Cox
Affirmative	22,814,730,343.25	94.994
Withheld	1,202,377,718.88	5.006
TOTAL	24,017,108,062.13	100.000
Laura B. Cronin
Affirmative	22,827,669,460.37	95.048
Withheld	1,189,438,601.76	4.952
TOTAL	24,017,108,062.13	100.000
Robert M. Gates
Affirmative	22,832,759,061.32	95.069
Withheld	1,184,349,000.81	4.931
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
George H. Heilmeier
Affirmative	22,837,906,059.00	95.090
Withheld	1,179,202,003.13	4.910
TOTAL	24,017,108,062.13	100.000
Abigail P. Johnson
Affirmative	22,819,456,149.99	95.013
Withheld	1,197,651,912.14	4.987
TOTAL	24,017,108,062.13	100.000
Edward C. Johnson 3d
Affirmative	22,810,259,696.01	94.975
Withheld	1,206,848,366.12	5.025
TOTAL	24,017,108,062.13	100.000
Donald J. Kirk
Affirmative	22,822,861,358.25	95.028
Withheld	1,194,246,703.88	4.972
TOTAL	24,017,108,062.13	100.000
Marie L. Knowles
Affirmative	22,840,012,715.43	95.099
Withheld	1,177,095,346.70	4.901
TOTAL	24,017,108,062.13	100.000
Ned C. Lautenbach
Affirmative	22,844,948,054.36	95.119
Withheld	1,172,160,007.77	4.881
TOTAL	24,017,108,062.13	100.000
Marvin L. Mann
Affirmative	22,823,351,253.51	95.030
Withheld	1,193,756,808.62	4.970
TOTAL	24,017,108,062.13	100.000
William O. McCoy
Affirmative	22,824,777,791.95	95.035
Withheld	1,192,330,270.18	4.965
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	22,847,253,473.29	95.129
Withheld	1,169,854,588.84	4.871
TOTAL	24,017,108,062.13	100.000
William S. Stavropoulos
Affirmative	22,836,942,275.18	95.086
Withheld	1,180,165,786.95	4.914
TOTAL	24,017,108,062.13	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SO-UANN-0105
1.786701.101

Fidelity

Value Strategies Fund

(A Class of Fidelity® Advisor Value
Strategies Fund)

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	20	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	30	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	37
Trustees and Officers	38
Distributions	49
Proxy Voting Results	50

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

(Recycle graphic)   This report is print ed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of Fidelity Value Strategies Fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity Value Strategies Fund A	8.84%	11.64%	13.65%

A Total returns do not include the effect of the 3.50% sales load which was eliminated as of
September 30, 1998.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Value Strategies Fund on November 30, 1994. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Harris Leviton, Portfolio Manager of Fidelity Value Strategies Fund

Despite surging oil prices, a struggling job market and four interest rate hikes in a five-month span, U.S. equity markets posted solid results for the 12-month period ending November 30, 2004, and were closing in on a second straight year in the black. There was great disparity in the market during the past year. For instance, value stocks trounced their growth counterparts during the period. To illustrate, the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, small- and mid-cap stocks vastly outperformed larger-cap stocks. Energy was the best-performing sector of the market, propelled by a spike in oil prices. Conversely, technology stocks dipped lower in response to a slowdown in corporate capital spending. For the 12-month period overall, the Standard & Poor's 500SM Index returned 12.86% - slightly above its historical average. Elsewhere, the Dow Jones Industrial AverageSM rose 8.87% and the tech-heavy NASDAQ Composite® Index advanced 7.50%.

Fidelity Value Strategies Fund was up 8.84%, during the year ending November 30, 2004, underperforming the Russell Midcap® Value Index and the LipperSM Mid-Cap Funds Average, which advanced 24.23% and 12.52%, respectively. The fund's overweighting in the technology sector - one of the market's poorest-performing areas - was the primary reason for its performance shortfall relative to the Russell index. Individual detractors from the tech sector included communications equipment vendor Terayon Communication Systems, semiconductor manufacturers Atmel and Applied Micro Circuits, and software providers Vignette and i2 Technologies. Having no investments in the energy sector also held back the fund's relative results, as this was the market's top-performing major category. On the positive side of the ledger, there were some strong contributors in technology, such as handheld communication device maker palmOne and emerging-communications software provider Ulticom. In the consumer discretionary sector, investments in clothing retailer American Eagle Outfitters and riverboat casino operator Ameristar Casinos also appreciated nicely. I sold the fund's position in American Eagle Outfitters to lock in a profit.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class A
Actual	$ 1,000.00	$ 1,065.40	$ 6.20
HypotheticalA	$ 1,000.00	$ 1,018.92	$ 6.08
Class T
Actual	$ 1,000.00	$ 1,064.60	$ 7.17
HypotheticalA	$ 1,000.00	$ 1,017.96	$ 7.04
Class B
Actual	$ 1,000.00	$ 1,061.00	$ 10.51
HypotheticalA	$ 1,000.00	$ 1,014.67	$ 10.33
Class C
Actual	$ 1,000.00	$ 1,061.30	$ 10.25
HypotheticalA	$ 1,000.00	$ 1,014.93	$ 10.07
Fidelity Value Strategies Fund
Actual	$ 1,000.00	$ 1,067.20	$ 4.60
HypotheticalA	$ 1,000.00	$ 1,020.49	$ 4.51
Institutional Class
Actual	$ 1,000.00	$ 1,067.80	$ 4.08
HypotheticalA	$ 1,000.00	$ 1,021.00	$ 4.00

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.20%
Class T	1.39%
Class B	2.04%
Class C	1.99%
Fidelity Value Strategies Fund	.89%
Institutional Class	.79%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Take-Two Interactive Software, Inc.	4.6	3.4
WMS Industries, Inc.	3.2	3.4
Jack in the Box, Inc.	3.2	2.4
Beazer Homes USA, Inc.	3.0	2.5
THQ, Inc.	2.9	2.6
Advanced Micro Devices, Inc.	2.9	2.2
PalmOne, Inc.	2.8	1.8
ACE Ltd.	2.3	2.5
EMC Corp.	2.3	2.0
Jones Apparel Group, Inc.	2.0	2.2
	29.2
Top Five Market Sectors as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	40.3	39.1
Consumer Discretionary	27.3	26.4
Industrials	11.8	12.7
Financials	11.3	12.1
Materials	4.9	4.0
Asset Allocation (% of fund's net assets)
As of November 30, 2004 *		As of May 31, 2004 **
	Stocks 98.4%		Stocks 97.3%
	Convertible Securities 1.3%		Convertible Securities 2.4%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	12.8%	** Foreign investments	14.3%

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 26.7%
Auto Components - 2.1%
American Axle & Manufacturing Holdings, Inc.	758,900	$ 22,130
ArvinMeritor, Inc.	123,500	2,711
Dura Automotive Systems, Inc. Class A (sub. vtg.) (a)	206,000	1,875
Lear Corp.	110,000	6,380
TRW Automotive Holdings Corp.	549,600	11,641
		44,737
Automobiles - 2.1%
Ford Motor Co.	1,000,000	14,180
Nissan Motor Co. Ltd.	3,000,000	31,634
		45,814
Hotels, Restaurants & Leisure - 8.6%
AFC Enterprises, Inc. (a)	800,000	19,264
Ameristar Casinos, Inc.	300,000	12,075
Domino's Pizza, Inc.	715,400	12,841
Isle of Capri Casinos, Inc. (a)	169,200	4,150
Jack in the Box, Inc. (a)	1,806,050	68,233
Mikohn Gaming Corp. (a)	125,000	1,019
WMS Industries, Inc. (a)(d)(e)	2,301,300	68,441
		186,023
Household Durables - 8.9%
Beazer Homes USA, Inc. (d)	526,063	65,232
Centex Corp.	200,000	10,494
D.R. Horton, Inc.	683,991	24,083
Lennar Corp.:
Class A (d)	649,400	29,178
Class B	64,940	2,711
Levitt Corp. Class A	95,000	2,442
M/I Homes, Inc.	443,200	20,037
Maytag Corp. (d)	1,140,000	22,914
Whirlpool Corp.	230,000	14,847
		191,938
Media - 1.4%
Carmike Cinemas, Inc. (e)	834,300	31,236
Specialty Retail - 1.6%
Big Dog Holdings, Inc. (a)(e)	1,024,100	6,431
Borders Group, Inc.	777,400	17,709
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Rush Enterprises, Inc. Class A (a)	374,200	$ 5,680
Weight Watchers International, Inc. (a)	100,000	3,965
		33,785
Textiles, Apparel & Luxury Goods - 2.0%
Jones Apparel Group, Inc.	1,222,900	43,450
TOTAL CONSUMER DISCRETIONARY		576,983
CONSUMER STAPLES - 1.1%
Food & Staples Retailing - 1.1%
Koninklijke Ahold NV sponsored ADR	600,000	4,404
Safeway, Inc. (a)	990,000	19,087
		23,491
FINANCIALS - 11.3%
Insurance - 10.2%
ACE Ltd.	1,250,000	50,525
AMBAC Financial Group, Inc.	100,000	8,133
American Equity Investment Life Holding Co.	1,482,200	14,540
Assurant, Inc.	35,900	1,077
Axis Capital Holdings Ltd.	500,000	13,030
Endurance Specialty Holdings Ltd.	691,100	23,200
Everest Re Group Ltd.	60,700	5,115
Infinity Property & Casualty Corp.	200,000	7,400
MetLife, Inc.	720,000	28,080
Montpelier Re Holdings Ltd.	201,400	7,438
Safety Insurance Group, Inc.	200,000	5,500
Scottish Re Group Ltd.	46,900	1,079
St. Paul Travelers Companies, Inc.	450,736	16,443
United National Group Ltd. Class A	374,200	6,642
W.R. Berkley Corp.	700,000	31,745
		219,947
Real Estate - 0.0%
ZipRealty, Inc.	3,000	51
Thrifts & Mortgage Finance - 1.1%
Sovereign Bancorp, Inc.	1,138,200	24,870
TOTAL FINANCIALS		244,868
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - 2.0%
Health Care Equipment & Supplies - 0.7%
Foxhollow Technologies, Inc.	1,500	$ 39
Sola International, Inc. (a)	650,800	14,057
		14,096
Health Care Providers & Services - 0.7%
HealthSouth Corp. (a)	1,500,000	8,550
Pediatrix Medical Group, Inc. (a)	121,600	7,576
		16,126
Pharmaceuticals - 0.6%
Pain Therapeutics, Inc. (a)(d)	1,050,000	7,907
Par Pharmaceutical Companies, Inc. (a)	100,000	3,946
		11,853
TOTAL HEALTH CARE		42,075
INDUSTRIALS - 11.7%
Airlines - 1.0%
AMR Corp. (a)	1,622,000	14,647
Southwest Airlines Co.	405,500	6,379
		21,026
Building Products - 1.7%
NCI Building Systems, Inc. (a)	51,800	1,922
York International Corp. (d)	962,100	35,473
		37,395
Commercial Services & Supplies - 3.2%
Central Parking Corp.	765,500	11,620
Hudson Highland Group, Inc. (a)	104,285	2,848
Kforce, Inc. (a)	412,335	4,940
Monster Worldwide, Inc. (a)	1,256,409	35,418
Vedior NV (Certificaten Van Aandelen)	915,000	15,350
		70,176
Construction & Engineering - 1.1%
Chicago Bridge & Iron Co. NV (NY Shares)	279,200	10,805
Granite Construction, Inc.	450,000	11,943
		22,748
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Electrical Equipment - 0.6%
Color Kinetics, Inc.	680,000	$ 11,002
TB Wood's Corp. (e)	261,300	1,416
		12,418
Machinery - 4.1%
Columbus McKinnon Corp. (NY Shares) (a)	221,900	1,755
EnPro Industries, Inc. (a)	10,000	287
Milacron, Inc. (a)	135,863	406
Navistar International Corp. (a)	840,200	34,574
SPX Corp.	647,000	26,598
Timken Co.	1,000,000	26,000
		89,620
TOTAL INDUSTRIALS		253,383
INFORMATION TECHNOLOGY - 39.7%
Communications Equipment - 5.9%
ADC Telecommunications, Inc. (a)	6,267,400	14,728
AudioCodes Ltd. (a)	820,000	12,054
Belden CDT, Inc.	998,385	23,153
Enterasys Networks, Inc. (a)	2,552,000	4,466
Marconi Corp. PLC (a)	1,000,000	10,917
Netopia, Inc. (a)	400,000	1,300
NMS Communications Corp. (a)	1,985,221	12,682
Performance Technologies, Inc. (a)(e)	1,223,100	8,721
Powerwave Technologies, Inc. (a)	802,700	6,492
Telefonaktiebolaget LM Ericsson ADR (a)	574,000	19,086
Terayon Communication Systems, Inc. (a)(e)	7,116,500	14,162
		127,761
Computers & Peripherals - 5.2%
EMC Corp. (a)	3,762,530	50,493
palmOne, Inc. (a)(d)	1,740,000	60,970
		111,463
Electronic Equipment & Instruments - 0.5%
AVX Corp.	490,000	6,169
Cherokee International Corp.	120,500	1,033
RadiSys Corp. (a)	100,000	1,409
Richardson Electronics Ltd.	238,000	2,654
		11,265
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 6.1%
Ariba, Inc. (a)	650,000	$ 10,725
Art Technology Group, Inc. (a)	2,050,000	2,276
Google, Inc. Class A	87,800	16,067
iBasis, Inc. (a)	160,000	366
Interwoven, Inc. (a)(e)	2,264,075	21,962
Keynote Systems, Inc. (a)	872,451	11,106
PlanetOut, Inc.	178,900	2,181
Plumtree Software, Inc. (a)	1,400,000	5,110
Retek, Inc. (a)	1,774,961	10,827
Selectica, Inc. (a)(e)	2,068,200	7,963
SonicWALL, Inc. (a)	2,600,000	15,990
Vignette Corp. (a)(e)	21,698,600	27,557
		132,130
Semiconductors & Semiconductor Equipment - 8.7%
Advanced Micro Devices, Inc. (a)(d)	2,990,000	63,627
Agere Systems, Inc. Class A (a)	3,225,000	4,418
Applied Micro Circuits Corp. (a)	2,800,000	10,304
ASM International NV (Nasdaq) (a)	300,000	4,770
ASML Holding NV (NY Shares) (a)	800,000	12,200
Atmel Corp. (a)	3,520,100	12,496
Conexant Systems, Inc. (a)	2,719,800	5,412
Freescale Semiconductor, Inc. Class A	393,400	6,947
Hi/fn, Inc. (a)(e)	1,200,000	9,600
Integrated Device Technology, Inc. (a)	324,500	3,683
Mattson Technology, Inc. (a)	695,900	6,507
Mindspeed Technologies, Inc. (a)	199,999	500
MIPS Technologies, Inc. (a)	1,256,873	10,998
Omnivision Technologies, Inc. (a)(d)	160,300	2,860
Pericom Semiconductor Corp. (a)	300,000	2,634
Portalplayer, Inc.	1,400	41
Samsung Electronics Co. Ltd.	20,500	8,495
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	2,423,014	19,311
Transwitch Corp. (a)	2,688,400	3,280
		188,083
Software - 13.3%
Activision, Inc. (a)	272,500	4,284
Actuate Corp. (a)(e)	3,975,000	9,421
Aspen Technology, Inc. (a)	1,476,100	8,517
BindView Development Corp. (a)	1,500,000	5,325
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Concord Communications, Inc. (a)	400,000	$ 3,716
i2 Technologies, Inc. (a)	20,261,000	12,967
Interplay Entertainment Corp. warrants 3/30/06 (a)	675,385	0
MapInfo Corp. (a)(e)	1,375,746	16,440
PalmSource, Inc. (a)(d)	174,441	2,763
RADWARE Ltd. (a)	400,000	10,164
Siebel Systems, Inc. (a)	1,500,000	15,120
Synopsys, Inc. (a)	324,200	5,716
Take-Two Interactive Software, Inc. (a)(e)	2,816,300	98,426
THQ, Inc. (a)(e)	2,969,839	63,733
Ulticom, Inc. (a)	1,679,400	30,145
		286,737
TOTAL INFORMATION TECHNOLOGY		857,439
MATERIALS - 4.9%
Chemicals - 1.8%
Eastman Chemical Co.	600,000	32,628
FMC Corp. (a)	50,000	2,478
Millennium Chemicals, Inc. (a)	180,900	4,808
		39,914
Construction Materials - 2.2%
Eagle Materials, Inc.	56,932	4,462
Eagle Materials, Inc. Class B	14,901	1,127
Texas Industries, Inc.	410,600	24,636
U.S. Concrete, Inc. (a)(e)	2,315,898	16,837
		47,062
Containers & Packaging - 0.3%
Anchor Glass Container Corp.	310,200	2,041
Owens-Illinois, Inc. (a)	210,600	4,406
		6,447
Metals & Mining - 0.6%
POSCO sponsored ADR	100,000	4,724
Steel Dynamics, Inc.	189,900	7,697
		12,421
TOTAL MATERIALS		105,844
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.5%
Covad Communications Group, Inc. (a)	600	$ 1
Iowa Telecommunication Services, Inc.	508,900	10,794
		10,795
Wireless Telecommunication Services - 0.3%
InPhonic, Inc.	2,800	71
Telesystem International Wireless, Inc. (a)	500,000	5,810
		5,881
TOTAL TELECOMMUNICATION SERVICES		16,676
UTILITIES - 0.2%
Multi-Utilities & Unregulated Power - 0.2%
Sierra Pacific Resources (a)(d)	500,000	5,125
TOTAL COMMON STOCKS (Cost $1,638,428)		2,125,884
Convertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (a)(g) (Cost $36)	2,400	0
Convertible Bonds - 1.3%
	Principal Amount (000s)
CONSUMER DISCRETIONARY - 0.6%
Hotels, Restaurants & Leisure - 0.6%
WMS Industries, Inc. 2.75% 7/15/10 (f)	$ 7,500	12,600
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
SPACEHAB, Inc. 8% 10/15/07 (f)	2,500	1,875
INFORMATION TECHNOLOGY - 0.6%
Communications Equipment - 0.4%
Terayon Communication Systems, Inc. 5% 8/1/07	10,000	9,150
Convertible Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - 0.1%
Richardson Electronics Ltd.:
7.25% 12/15/06	$ 404	$ 400
8.25% 6/15/06	1,968	1,948
		2,348
Internet Software & Services - 0.1%
iBasis, Inc. 6.75% 6/15/09	2,000	2,580
TOTAL INFORMATION TECHNOLOGY		14,078
TOTAL CONVERTIBLE BONDS (Cost $20,066)		28,553
Money Market Funds - 8.9%
	Shares
Fidelity Cash Central Fund, 1.98% (b)	10,489,448	10,489
Fidelity Securities Lending Cash Central Fund, 2% (b)(c)	181,149,650	181,150
TOTAL MONEY MARKET FUNDS (Cost $191,639)		191,639
TOTAL INVESTMENT PORTFOLIO - 108.6% (Cost $1,850,169)		2,346,076
NET OTHER ASSETS - (8.6)%		(186,586)
NET ASSETS - 100%		$ 2,159,490
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $14,475,000 or 0.7% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $0 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies, Inc. Series E	9/19/00	$ 41
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	87.2%
Bermuda	4.5%
Netherlands	2.2%
Japan	1.5%
Israel	1.0%
Others (individually less than 1%)	3.6%
100.0%

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Actuate Corp.	$ 12,521	$ -	$ -	$ -	$ 9,421
Big Dog Holdings, Inc.	3,892	-	-	-	6,431
Carmike Cinemas, Inc.	-	27,187	-	206	31,236
Hall Kinion & Associates, Inc.	2,917	793	-	-	-
Hi/fn, Inc.	9,918	3,218	-	-	9,600
Interwoven, Inc.	8,660	22,322	-	-	21,962
MapInfo Corp.	-	16,494	-	-	16,440
Maxwell Shoe Co., Inc. Class A	23,208	-	29,458	-	-
Performance Technologies, Inc.	16,500	-	-	-	8,721
Selectica, Inc.	6,812	3,041	-	-	7,963
Take-Two Interactive Software, Inc.	73,800	17,932	-	-	98,426
TB Wood's Corp.	2,041	-	-	71	1,416
Terayon Communication Systems, Inc.	42,557	-	-	-	14,162
THQ, Inc.	39,581	9,118	-	-	63,733
U.S. Concrete, Inc.	5,258	9,376	-	-	16,837
Vignette Corp.	43,589	5,069	-	-	27,557
WMS Industries, Inc.	61,445	-	-	-	68,441
Total	$ 352,699	$ 114,550	$ 29,458	$ 277	$ 402,346
Income Tax Information
The fund hereby designates approximately $655,000 as a capital gain dividend for the purpose of the dividend paid deduction.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2004

Assets
Investment in securities, at value (including securities loaned of $174,370) (cost $1,850,169) - See accompanying schedule		$ 2,346,076
Receivable for fund shares sold		1,989
Dividends receivable		1,358
Interest receivable		430
Prepaid expenses		9
Other receivables		183
Total assets		2,350,045

Liabilities
Payable for investments purchased	$ 1,519
Payable for fund shares redeemed	5,429
Accrued management fee	1,011
Distribution fees payable	869
Other affiliated payables	528
Other payables and accrued expenses	49
Collateral on securities loaned, at value	181,150
Total liabilities		190,555

Net Assets		$ 2,159,490
Net Assets consist of:
Paid in capital		$ 1,647,568
Undistributed net investment income		783
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		15,210
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		495,929
Net Assets		$ 2,159,490

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($299,142 ÷ 8,907.2 shares)	$ 33.58

Maximum offering price per share (100/94.25 of $33.58)	$ 35.63
Class T: Net Asset Value and redemption price per share ($1,106,764 ÷ 32,287 shares)	$ 34.28

Maximum offering price per share (100/96.50 of $34.28)	$ 35.52
Class B: Net Asset Value and offering price per share ($300,805 ÷ 9,245 shares) A	$ 32.54

Class C: Net Asset Value and offering price per share ($136,409 ÷ 4,214.6 shares) A	$ 32.37

Fidelity Value Strategies Fund: Net Asset Value, offering price and redemption price per share ($185,321 ÷ 5,190 shares)	$ 35.71

Institutional Class: Net Asset Value, offering price and redemption price per share ($131,049 ÷ 3,766 shares)	$ 34.80

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands	Year ended November 30, 2004

Investment Income
Dividends (including $277 received from affiliated issuers)		$ 13,271
Interest		4,031
Security lending		652
Total income		17,954

Expenses
Management fee	$ 11,961
Transfer agent fees	5,603
Distribution fees	10,504
Accounting and security lending fees	670
Non-interested trustees' compensation	11
Custodian fees and expenses	70
Registration fees	193
Audit	49
Legal	9
Interest	5
Miscellaneous	183
Total expenses before reductions	29,258
Expense reductions	(255)	29,003
Net investment income (loss)		(11,049)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (Including realized gain (loss) of $23,843 from affiliated issuers)	96,823
Foreign currency transactions	(94)
Total net realized gain (loss)		96,729
Change in net unrealized appreciation (depreciation) on: Investment securities	56,866
Assets and liabilities in foreign currencies	10
Total change in net unrealized appreciation (depreciation)		56,876
Net gain (loss)		153,605
Net increase (decrease) in net assets resulting from operations		$ 142,556

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2004	Year ended November 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (11,049)	$ (7,874)
Net realized gain (loss)	96,729	(13,517)
Change in net unrealized appreciation (depreciation)	56,876	530,953
Net increase (decrease) in net assets resulting from operations	142,556	509,562
Share transactions - net increase (decrease)	93,177	244,859
Total increase (decrease) in net assets	235,733	754,421

Net Assets
Beginning of period	1,923,757	1,169,336
End of period (including undistributed net investment income of $783 and undistributed net investment income of $3,788, respectively)	$ 2,159,490	$ 1,923,757

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 30.95	$ 21.74	$ 24.77	$ 23.42	$ 26.76
Income from Investment Operations
Net investment income (loss) C	(.10)	(.08)	.02 E	(.10)	(.06)
Net realized and unrealized gain (loss)	2.73	9.29	(2.82) E	2.75	2.46
Total from investment operations	2.63	9.21	(2.80)	2.65	2.40
Distributions from net realized gain	-	-	(.23)	(1.30)	(5.74)
Net asset value, end of period	$ 33.58	$ 30.95	$ 21.74	$ 24.77	$ 23.42
Total Return A, B	8.50%	42.36%	(11.46)%	11.90%	11.18%
Ratios to Average Net Assets D
Expenses before expense reductions	1.18%	1.21%	1.24%	1.17%	1.01%
Expenses net of voluntary waivers, if any	1.18%	1.21%	1.24%	1.17%	1.01%
Expenses net of all reductions	1.17%	1.18%	1.17%	1.16%	1.00%
Net investment income (loss)	(.30)%	(.35)%	.07% E	(.39)%	(.26)%
Supplemental Data
Net assets, end of period (in millions)	$ 299	$ 238	$ 129	$ 89	$ 20
Portfolio turnover rate	26%	32%	49%	31%	48%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 31.65	$ 22.28	$ 25.36	$ 23.91	$ 27.13
Income from Investment Operations
Net investment income (loss) C	(.16)	(.13)	(.03) E	(.15)	(.10)
Net realized and unrealized gain (loss)	2.79	9.50	(2.90) E	2.81	2.52
Total from investment operations	2.63	9.37	(2.93)	2.66	2.42
Distributions from net realized gain	-	-	(.15)	(1.21)	(5.64)
Net asset value, end of period	$ 34.28	$ 31.65	$ 22.28	$ 25.36	$ 23.91
Total Return A, B	8.31%	42.06%	(11.66)%	11.65%	11.03%
Ratios to Average Net Assets D
Expenses before expense reductions	1.38%	1.41%	1.42%	1.36%	1.15%
Expenses net of voluntary waivers, if any	1.38%	1.41%	1.42%	1.36%	1.15%
Expenses net of all reductions	1.36%	1.38%	1.35%	1.34%	1.14%
Net investment income (loss)	(.50)%	(.54)%	(.12)% E	(.58)%	(.40)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,107	$ 1,127	$ 710	$ 667	$ 403
Portfolio turnover rate	26%	32%	49%	31%	48%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 30.24	$ 21.42	$ 24.45	$ 23.08	$ 26.36
Income from Investment Operations
Net investment income (loss) C	(.35)	(.27)	(.16) E	(.28)	(.22)
Net realized and unrealized gain (loss)	2.65	9.09	(2.80) E	2.71	2.44
Total from investment operations	2.30	8.82	(2.96)	2.43	2.22
Distributions from net realized gain	-	-	(.07)	(1.06)	(5.50)
Net asset value, end of period	$ 32.54	$ 30.24	$ 21.42	$ 24.45	$ 23.08
Total Return A, B	7.61%	41.18%	(12.16)%	10.97%	10.42%
Ratios to Average Net Assets D
Expenses before expense reductions	2.02%	2.04%	2.03%	1.93%	1.70%
Expenses net of voluntary waivers, if any	2.02%	2.04%	2.03%	1.93%	1.70%
Expenses net of all reductions	2.00%	2.01%	1.97%	1.92%	1.69%
Net investment income (loss)	(1.14)%	(1.17)%	(.73)% E	(1.16)%	(.95)%
Supplemental Data
Net assets, end of period (in millions)	$ 301	$ 290	$ 196	$ 172	$ 87
Portfolio turnover rate	26%	32%	49%	31%	48%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended November 30,	2004	2003	2002	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 30.07	$ 21.29	$ 24.47	$ 26.45
Income from Investment Operations
Net investment income (loss) E	(.33)	(.26)	(.15) H	(.07)
Net realized and unrealized gain (loss)	2.63	9.04	(2.78) H	(1.91)
Total from investment operations	2.30	8.78	(2.93)	(1.98)
Distributions from net realized gain	-	-	(.25)	-
Net asset value, end of period	$ 32.37	$ 30.07	$ 21.29	$ 24.47
Total Return B, C, D	7.65%	41.24%	(12.15)%	(7.49)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.97%	1.99%	2.01%	1.87% A
Expenses net of voluntary waivers, if any	1.97%	1.99%	2.01%	1.87% A
Expenses net of all reductions	1.96%	1.97%	1.94%	1.86% A
Net investment income (loss)	(1.10)%	(1.13)%	(.71)% H	(1.10)% A
Supplemental Data
Net assets, end of period (in millions)	$ 136	$ 106	$ 53	$ 21
Portfolio turnover rate	26%	32%	49%	31% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period August 16, 2001 (commencement of sale of shares) to November 30, 2001.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Fidelity Value Strategies Fund

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 32.81	$ 22.95	$ 26.05	$ 24.53	$ 27.74
Income from Investment Operations
Net investment income (loss) B	- E	.02	.12 D	- E	.04
Net realized and unrealized gain (loss)	2.90	9.84	(2.96) D	2.86	2.56
Total from investment operations	2.90	9.86	(2.84)	2.86	2.60
Distributions from net investment income	-	-	-	(.02)	-
Distributions from net realized gain	-	-	(.26)	(1.32)	(5.81)
Total distributions	-	-	(.26)	(1.34)	(5.81)
Net asset value, end of period	$ 35.71	$ 32.81	$ 22.95	$ 26.05	$ 24.53
Total Return A	8.84%	42.96%	(11.06)%	12.26%	11.62%
Ratios to Average Net Assets C
Expenses before expense reductions	.87%	.79%	.80%	.79%	.59%
Expenses net of voluntary waivers, if any	.87%	.79%	.80%	.79%	.59%
Expenses net of all reductions	.86%	.76%	.73%	.77%	.58%
Net investment income (loss)	- %	.08%	.50% D	(.01)%	.16%
Supplemental Data
Net assets, end of period (in millions)	$ 185	$ 22	$ 16	$ 19	$ 19
Portfolio turnover rate	26%	32%	49%	31%	48%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

E Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 31.95	$ 22.36	$ 25.42	$ 23.96	$ 27.21
Income from Investment Operations
Net investment income (loss) B	.03	.01	.10 D	(.02)	.03
Net realized and unrealized gain (loss)	2.82	9.58	(2.89) D	2.83	2.51
Total from investment operations	2.85	9.59	(2.79)	2.81	2.54
Distributions from net investment income	-	-	-	(.03)	-
Distributions from net realized gain	-	-	(.27)	(1.32)	(5.79)
Total distributions	-	-	(.27)	(1.35)	(5.79)
Net asset value, end of period	$ 34.80	$ 31.95	$ 22.36	$ 25.42	$ 23.96
Total Return A	8.92%	42.89%	(11.15)%	12.35%	11.61%
Ratios to Average Net Assets C
Expenses before expense reductions	.79%	.83%	.87%	.84%	.63%
Expenses net of voluntary waivers, if any	.79%	.83%	.87%	.84%	.63%
Expenses net of all reductions	.78%	.81%	.80%	.83%	.62%
Net investment income (loss)	.08%	.03%	.44% D	(.06)%	.12%
Supplemental Data
Net assets, end of period (in millions)	$ 131	$ 141	$ 65	$ 47	$ 11
Portfolio turnover rate	26%	32%	49%	31%	48%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Value Strategies Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, Fidelity Value Strategies Fund, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Security Valuation - continued

securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Book-tax differences are primarily due to foreign currency transactions, prior period premium and discount on debt securities, market discount, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 681,830
Unrealized depreciation	(185,905)
Net unrealized appreciation (depreciation)	495,925
Undistributed long-term capital gain	15,978

Cost for federal income tax purposes	$ 1,850,151

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $612,251 and $529,587, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 682	$ 10
Class T	.25%	.25%	5,584	51
Class B	.75%	.25%	2,975	2,232
Class C	.75%	.25%	1,263	411
			$ 10,504	$ 2,704

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 323
Class T	111
Class B*	581
Class C*	30
$ 1,045

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund, except for Fidelity Value Strategies Fund. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for Fidelity Value Strategies shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC or FSC were as follows:

	Amount	% of Average Net Assets
Class A	$ 810.30
Class T	2,700.24
Class B	1,138.38
Class C	428.34
Fidelity Value Strategies Fund	310.24
Institutional Class	217.16
	$ 5,603

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Central Funds - continued

capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $185 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $135 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. At period end, there were no interfund loans outstanding. The fund's activity in this program during the period was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Earned (included in interest income)	Interest Expense
Borrower	$ 4,657	1.29%	-	$ 5

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $255 for the period.

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2004	2003	2004	2003
Class A
Shares sold	4,586	4,857	$ 144,919	$ 120,670
Shares redeemed	(3,378)	(3,114)	(104,408)	(73,451)
Net increase (decrease)	1,208	1,743	$ 40,511	$ 47,219
Class T
Shares sold	14,187	15,218	$ 461,357	$ 387,183
Shares redeemed	(17,509)	(11,459)	(560,918)	(272,430)
Net increase (decrease)	(3,322)	3,759	$ (99,561)	$ 114,753
Class B
Shares sold	1,829	2,336	$ 56,577	$ 55,976
Shares redeemed	(2,159)	(1,908)	(65,623)	(40,736)
Net increase (decrease)	(330)	428	$ (9,046)	$ 15,240
Class C
Shares sold	1,844	1,843	$ 56,769	$ 45,030
Shares redeemed	(1,163)	(794)	(35,100)	(17,483)
Net increase (decrease)	681	1,049	$ 21,669	$ 27,547
Fidelity Value Strategies Fund
Shares sold	8,218	20	$ 279,281	$ 576
Shares redeemed	(3,695)	(47)	(120,650)	(1,062)
Net increase (decrease)	4,523	(27)	$ 158,631	$ (486)
Institutional Class
Shares sold	1,513	4,006	$ 50,037	$ 105,621
Shares redeemed	(2,152)	(2,529)	(69,064)	(65,035)
Net increase (decrease)	(639)	1,477	$ (19,027)	$ 40,586

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Strategies Fund as of November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 14, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of the fund. Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005).
Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

John B. McDowell (46)

Year of Election or Appointment: 2002

Vice President of the fund. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Harris Leviton (43)
Year of Election or Appointment: 1996 Vice President of the fund. Mr. Leviton is also Vice President of another fund advised by FMR.
Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of the fund. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of the fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of the fund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of the fund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of the fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of the fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of the fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1986 Assistant Treasurer of the fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of the fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of the fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of the fund. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of the fund. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Value Strategies Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Value Strategies Fund	12/20/04	12/17/04	$.150
	1/10/05	1/07/05	$.105

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 17, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	16,294,841,572.46	67.846
Against	4,036,653,996.81	16.807
Abstain	993,877,882.58	4.139
Broker Non-Votes	2,691,734,610.28	11.208
TOTAL	24,017,108,062.13	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	22,840,552,929.63	95.101
Withheld	1,176,555,132.50	4.899
TOTAL	24,017,108,062.13	100.000
Ralph F. Cox
Affirmative	22,814,730,343.25	94.994
Withheld	1,202,377,718.88	5.006
TOTAL	24,017,108,062.13	100.000
Laura B. Cronin
Affirmative	22,827,669,460.37	95.048
Withheld	1,189,438,601.76	4.952
TOTAL	24,017,108,062.13	100.000
Robert M. Gates
Affirmative	22,832,759,061.32	95.069
Withheld	1,184,349,000.81	4.931
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
George H. Heilmeier
Affirmative	22,837,906,059.00	95.090
Withheld	1,179,202,003.13	4.910
TOTAL	24,017,108,062.13	100.000
Abigail P. Johnson
Affirmative	22,819,456,149.99	95.013
Withheld	1,197,651,912.14	4.987
TOTAL	24,017,108,062.13	100.000
Edward C. Johnson 3d
Affirmative	22,810,259,696.01	94.975
Withheld	1,206,848,366.12	5.025
TOTAL	24,017,108,062.13	100.000
Donald J. Kirk
Affirmative	22,822,861,358.25	95.028
Withheld	1,194,246,703.88	4.972
TOTAL	24,017,108,062.13	100.000
Marie L. Knowles
Affirmative	22,840,012,715.43	95.099
Withheld	1,177,095,346.70	4.901
TOTAL	24,017,108,062.13	100.000
Ned C. Lautenbach
Affirmative	22,844,948,054.36	95.119
Withheld	1,172,160,007.77	4.881
TOTAL	24,017,108,062.13	100.000
Marvin L. Mann
Affirmative	22,823,351,253.51	95.030
Withheld	1,193,756,808.62	4.970
TOTAL	24,017,108,062.13	100.000
William O. McCoy
Affirmative	22,824,777,791.95	95.035
Withheld	1,192,330,270.18	4.965
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	22,847,253,473.29	95.129
Withheld	1,169,854,588.84	4.871
TOTAL	24,017,108,062.13	100.000
William S. Stavropoulos
Affirmative	22,836,942,275.18	95.086
Withheld	1,180,165,786.95	4.914
TOTAL	24,017,108,062.13	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

3518 Route 1 North
Princeton, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

1324 Polaris Parkway
Columbus, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

6005 West Park Boulevard
Plano, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Blue Chip Value Fund

Capital Appreciation Fund

Contrafund ®

Disciplined Equity Fund

Discovery Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty ®

Fidelity Value Discovery Fund

Focused Stock Fund

Growth Company Fund

Independence Fund

Large Cap Stock Fund

Leveraged Company Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund ®

OTC Portfolio

Small Cap Independence Fund

Small Cap Stock Fund

Stock Selector

Structured Large Cap Growth Fund

Structured Large Cap Value Fund

Structured Mid Cap Growth Fund

Structured Mid Cap Value Fund

Tax Managed Stock Fund

Trend Fund

Value Fund

Please carefully consider the funds' investment objectives, risks, charges and expenses before investing. For this and other information, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions and
Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SOI-UANN-0105
1.786703.101

Fidelity® Advisor

Fifty

Fund - Institutional Class

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	16	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	25	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	32
Trustees and Officers	33
Proxy Voting Results	43

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2004	Past 1 year	Life of fundA
Institutional Class	8.51%	2.16%

A From August 16, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Fifty Fund - Institutional Class on August 16, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jason Weiner, Portfolio Manager of Fidelity® Advisor Fifty Fund

Despite surging oil prices, a struggling job market and four interest rate hikes in a five-month span, U.S. equity markets posted solid results for the 12-month period ending November 30, 2004, and were closing in on a second straight year in the black. There was great disparity in the market during the past year. For instance, value stocks trounced their growth counterparts during the period. To illustrate, the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, small- and mid-cap stocks vastly outperformed larger-cap stocks. Energy was the best-performing sector of the market, propelled by a spike in oil prices. Conversely, technology stocks dipped lower in response to a slowdown in corporate capital spending. For the 12-month period overall, the Standard & Poor's 500SM Index returned 12.86% - slightly above its historical average. Elsewhere, the Dow Jones Industrial AverageSM rose 8.87% and the tech-heavy NASDAQ Composite® Index advanced 7.50%.

For the 12 months ending November 30, 2004, the fund's Institutional Class shares returned 8.51%, which trailed the S&P 500® and was about in line with the 8.52% gain of the LipperSM Capital Appreciation Funds Average. The media group was a significant detractor from relative performance, as radio broadcaster Clear Channel Communications - one of the fund's largest holdings for much of the period - struggled. I expected radio advertising revenues to rebound, but there never was much of a recovery. Siebel Systems - another top-10 holding - also lagged, as increasing competition in the company's software niche was a negative factor. Conversely, stock picking in the technology hardware and equipment group helped performance, as did overweightings in the hotels, restaurants and leisure industry and in the software and services group. Yahoo! was the top contributor both in absolute terms and relative to the index. The Internet portal benefited from the growing use of online advertising and bolstered its paid-search business with the acquisition of Overture Services. Wireless infrastructure play Ericsson - not held by the fund at the end of the period - also was a standout amid a push by wireless services providers to improve their networks.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class A
Actual	$ 1,000.00	$ 1,043.60	$ 7.36**
HypotheticalA	$ 1,000.00	$ 1,017.71	$ 7.29**
Class T
Actual	$ 1,000.00	$ 1,041.10	$ 8.93**
HypotheticalA	$ 1,000.00	$ 1,016.14	$ 8.86**
Class B
Actual	$ 1,000.00	$ 1,039.80	$ 11.47**
HypotheticalA	$ 1,000.00	$ 1,013.61	$ 11.39**
Class C
Actual	$ 1,000.00	$ 1,039.80	$ 11.27**
HypotheticalA	$ 1,000.00	$ 1,013.81	$ 11.19**
Institutional Class
Actual	$ 1,000.00	$ 1,045.80	$ 5.27**
HypotheticalA	$ 1,000.00	$ 1,019.79	$ 5.21**

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.44%**
Class T	1.75%**
Class B	2.25%**
Class C	2.21%**
Institutional Class	1.03%**

** If fees effective January 1, 2005 and changes to voluntary expense limitations effective February 1, 2005 had been in effect during the period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as follows:

Annual Report

	Annualized Expense Ratio	Expenses Paid
Class A	1.25%
Actual		$ 6.39
HypotheticalA		$ 6.33
Class T	1.50%
Actual		$ 7.65
HypotheticalA		$ 7.59
Class B	2.00%
Actual		$ 10.20
HypotheticalA		$ 10.13
Class C	2.00%
Actual		$ 10.20
HypotheticalA		$ 10.13
Institutional Class	1.00%
Actual		$ 5.11
HypotheticalA		$ 5.06

A 5% return per year before expenses

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Carnival Corp. unit	4.5	2.3
Microsoft Corp.	4.2	2.1
American Express Co.	4.2	3.1
Yahoo!, Inc.	3.6	3.4
Siebel Systems, Inc.	3.6	3.4
Seagate Technology	3.5	2.0
Infosys Technologies Ltd.	3.4	1.5
Clear Channel Communications, Inc.	3.3	4.0
Crown Castle International Corp.	3.1	2.7
Research In Motion Ltd.	2.9	1.4
	36.3
Top Five Market Sectors as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	25.6	29.0
Consumer Discretionary	17.5	19.3
Industrials	15.2	7.9
Health Care	12.7	18.2
Financials	9.6	10.7
Asset Allocation (% of fund's net assets)
As of November 30, 2004 *		As of May 31, 2004 **
	Stocks 98.0%		Stocks 98.1%
	Short-Term Investments and Net Other Assets 2.0%		Short-Term Investments and Net Other Assets 1.9%
* Foreign investments	25.5%	** Foreign investments	21.9%

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 17.5%
Hotels, Restaurants & Leisure - 8.5%
Carnival Corp. unit	62,900	$ 3,334,330
Kerzner International Ltd. (a)	34,700	1,976,859
McDonald's Corp.	13,500	414,990
Starwood Hotels & Resorts Worldwide, Inc. unit	11,900	622,251
		6,348,430
Leisure Equipment & Products - 2.4%
Brunswick Corp.	36,100	1,762,402
Media - 5.0%
Clear Channel Communications, Inc.	73,100	2,462,008
Radio One, Inc. Class D (non-vtg.) (a)(d)	88,925	1,240,504
		3,702,512
Multiline Retail - 0.4%
Kohl's Corp. (a)	6,500	300,040
Specialty Retail - 1.2%
Hennes & Mauritz AB (H&M) (B Shares)	7,200	231,487
Ross Stores, Inc.	25,300	680,570
		912,057
TOTAL CONSUMER DISCRETIONARY		13,025,441
CONSUMER STAPLES - 0.7%
Food & Staples Retailing - 0.7%
CVS Corp.	12,100	548,977
ENERGY - 4.4%
Energy Equipment & Services - 4.2%
BJ Services Co.	24,400	1,236,348
Nabors Industries Ltd. (a)	35,700	1,856,400
		3,092,748
Oil & Gas - 0.2%
Valero Energy Corp.	3,100	145,049
TOTAL ENERGY		3,237,797
FINANCIALS - 9.6%
Commercial Banks - 1.7%
Wells Fargo & Co.	21,300	1,315,701
Consumer Finance - 4.2%
American Express Co.	55,800	3,108,618
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - 2.1%
American International Group, Inc.	24,500	$ 1,552,075
Thrifts & Mortgage Finance - 1.6%
New York Community Bancorp, Inc.	59,800	1,182,844
TOTAL FINANCIALS		7,159,238
HEALTH CARE - 12.7%
Biotechnology - 1.8%
Angiotech Pharmaceuticals, Inc. (a)	40,800	754,453
Genentech, Inc. (a)	11,700	564,525
		1,318,978
Health Care Equipment & Supplies - 3.2%
Advanced Medical Optics, Inc. (a)	9,300	386,694
DENTSPLY International, Inc.	6,800	357,748
Kinetic Concepts, Inc.	14,200	900,564
ResMed, Inc. (a)	15,300	765,918
		2,410,924
Health Care Providers & Services - 4.1%
Henry Schein, Inc. (a)	23,200	1,512,176
UnitedHealth Group, Inc.	18,600	1,541,010
		3,053,186
Pharmaceuticals - 3.6%
Elan Corp. PLC sponsored ADR (a)	28,900	762,960
Pfizer, Inc.	67,800	1,882,806
		2,645,766
TOTAL HEALTH CARE		9,428,854
INDUSTRIALS - 15.2%
Aerospace & Defense - 4.5%
Honeywell International, Inc.	11,500	406,295
Precision Castparts Corp.	26,300	1,705,292
The Boeing Co.	15,900	851,763
United Technologies Corp.	3,800	370,804
		3,334,154
Airlines - 3.2%
AirTran Holdings, Inc. (a)	60,500	715,110
Ryanair Holdings PLC sponsored ADR (a)	42,100	1,648,215
		2,363,325
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - 7.5%
Dun & Bradstreet Corp. (a)	7,400	$ 439,264
Korn/Ferry International (a)	82,100	1,529,523
Monster Worldwide, Inc. (a)	71,900	2,026,861
Sothebys Holdings, Inc. Class A (ltd. vtg.) (a)	44,200	693,056
Universal Technical Institute, Inc. (d)	27,100	902,430
		5,591,134
TOTAL INDUSTRIALS		11,288,613
INFORMATION TECHNOLOGY - 25.6%
Communications Equipment - 5.0%
QUALCOMM, Inc.	28,000	1,165,360
Research In Motion Ltd. (a)	24,200	2,138,709
Sierra Wireless, Inc. (a)	20,766	392,224
		3,696,293
Computers & Peripherals - 4.7%
Dell, Inc. (a)	13,800	559,176
Seagate Technology	173,100	2,593,038
UNOVA, Inc. (a)	16,500	365,640
		3,517,854
Electronic Equipment & Instruments - 0.1%
AU Optronics Corp. sponsored ADR	6,600	86,658
Internet Software & Services - 3.6%
Yahoo!, Inc. (a)	72,000	2,708,640
IT Services - 3.4%
Infosys Technologies Ltd.	52,660	2,543,300
Software - 8.8%
Microsoft Corp.	116,200	3,115,322
NAVTEQ Corp.	16,500	711,975
Siebel Systems, Inc. (a)	266,421	2,685,524
		6,512,821
TOTAL INFORMATION TECHNOLOGY		19,065,566
MATERIALS - 7.1%
Chemicals - 0.3%
Monsanto Co.	5,200	239,304
Metals & Mining - 6.8%
Alcoa, Inc.	14,000	475,720
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Metals & Mining - continued
Arch Coal, Inc.	33,700	$ 1,287,340
Companhia Vale do Rio Doce sponsored ADR	37,700	935,714
Massey Energy Co.	20,200	709,424
Phelps Dodge Corp.	16,800	1,631,784
		5,039,982
TOTAL MATERIALS		5,279,286
TELECOMMUNICATION SERVICES - 5.2%
Wireless Telecommunication Services - 5.2%
Crown Castle International Corp. (a)	135,800	2,292,304
Vodafone Group PLC sponsored ADR	58,800	1,603,476
		3,895,780
TOTAL COMMON STOCKS (Cost $64,228,441)		72,929,552
Money Market Funds - 2.5%

Fidelity Cash Central Fund, 1.98% (b)	1,287,906	1,287,906
Fidelity Securities Lending Cash Central Fund, 2% (b)(c)	563,200	563,200
TOTAL MONEY MARKET FUNDS (Cost $1,851,106)		1,851,106
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $66,079,547)		74,780,658
NET OTHER ASSETS - (0.5)%		(408,438)
NET ASSETS - 100%		$ 74,372,220
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	74.5%
Panama	4.5%
Canada	4.4%
Cayman Islands	3.5%
India	3.4%
Ireland	3.2%
Bahamas (Nassau)	2.7%
United Kingdom	2.1%
Brazil	1.3%
Others (individually less than 1%)	0.4%
100.0%
Income Tax Information
At November 30, 2004, the fund had a capital loss carryforward of approximately $870,000 all of which will expire on November 30, 2010.
Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

November 30, 2004

Assets
Investment in securities, at value (including securities loaned of $542,250) (cost $66,079,547) - See accompanying schedule		$ 74,780,658
Foreign currency held at value (cost $520)		542
Receivable for investments sold		404,833
Receivable for fund shares sold		122,406
Dividends receivable		447,922
Interest receivable		7,061
Prepaid expenses		293
Other receivables		13,977
Total assets		75,777,692

Liabilities
Payable for investments purchased	$ 544,066
Payable for fund shares redeemed	81,834
Accrued management fee	36,398
Distribution fees payable	39,616
Other affiliated payables	26,983
Other payables and accrued expenses	113,375
Collateral on securities loaned, at value	563,200
Total liabilities		1,405,472

Net Assets		$ 74,372,220
Net Assets consist of:
Paid in capital		$ 66,731,359
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(975,738)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		8,616,599
Net Assets		$ 74,372,220

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($17,633,498 ÷ 1,637,672 shares)	$ 10.77

Maximum offering price per share (100/94.25 of $10.77)	$ 11.43
Class T: Net Asset Value and redemption price per share ($24,218,702 ÷ 2,275,311 shares)	$ 10.64

Maximum offering price per share (100/96.50 of $10.64)	$ 11.03
Class B: Net Asset Value and offering price per share ($20,136,770 ÷ 1,927,805 shares) A	$ 10.45

Class C: Net Asset Value and offering price per share ($11,735,980 ÷ 1,123,420 shares) A	$ 10.45

Institutional Class: Net Asset Value, offering price and redemption price per share ($647,270 ÷ 59,065 shares)	$ 10.96

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Year ended November 30, 2004

Investment Income
Dividends		$ 466,635
Special Dividends		348,600
Interest		44,351
Security lending		19,506
Total income		879,092

Expenses
Management fee	$ 402,723
Transfer agent fees	289,408
Distribution fees	465,426
Accounting and security lending fees	35,677
Non-interested trustees' compensation	368
Custodian fees and expenses	23,663
Registration fees	55,183
Audit	35,493
Legal	1,481
Miscellaneous	14,703
Total expenses before reductions	1,324,125
Expense reductions	(43,030)	1,281,095
Net investment income (loss)		(402,003)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	2,556,389
Foreign currency transactions	18,773
Total net realized gain (loss)		2,575,162
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $84,635)	2,909,008
Assets and liabilities in foreign currencies	2,954
Total change in net unrealized appreciation (depreciation)		2,911,962
Net gain (loss)		5,487,124
Net increase (decrease) in net assets resulting from operations		$ 5,085,121

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2004	Year ended November 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (402,003)	$ (332,372)
Net realized gain (loss)	2,575,162	4,662,960
Change in net unrealized appreciation (depreciation)	2,911,962	579,665
Net increase (decrease) in net assets resulting from operations	5,085,121	4,910,253
Share transactions - net increase (decrease)	1,814,659	6,480,173
Total increase (decrease) in net assets	6,899,780	11,390,426

Net Assets
Beginning of period	67,472,440	56,082,014
End of period	$ 74,372,220	$ 67,472,440

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended November 30,	2004	2003	2002	2001	2000G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.97	$ 9.34	$ 8.38	$ 8.91	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.01)F	(.01)	.02	(.01)	.01
Net realized and unrealized gain (loss)	.81	.64	.94	(.52)	(1.10)
Total from investment operations	.80	.63	.96	(.53)	(1.09)
Net asset value, end of period	$ 10.77	$ 9.97	$ 9.34	$ 8.38	$ 8.91
Total ReturnB,C,D	8.02%	6.75%	11.46%	(5.95)%	(10.90)%
Ratios to Average Net AssetsH
Expenses before expense reductions	1.43%	1.51%	1.64%	1.78%	3.16%A
Expenses net of voluntary waivers, if any	1.43%	1.51%	1.61%	1.75%	1.75%A
Expenses net of all reductions	1.38%	1.33%	1.46%	1.74%	1.68%A
Net investment income (loss)	(.12)%	(.11)%	.26%	(.13)%	.40%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,633	$ 11,917	$ 5,942	$ 4,453	$ 4,712
Portfolio turnover rate	134%	205%	180%	38%	125%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G For the period August 16, 2000 (commencement of operations) to November 30, 2000.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended November 30,	2004	2003	2002	2001	2000G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.89	$ 9.28	$ 8.36	$ 8.91	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.05)F	(.04)	-I	(.04)	-I
Net realized and unrealized gain (loss)	.80	.65	.92	(.51)	(1.09)
Total from investment operations	.75	.61	.92	(.55)	(1.09)
Net asset value, end of period	$ 10.64	$ 9.89	$ 9.28	$ 8.36	$ 8.91
Total ReturnB,C,D	7.58%	6.57%	11.00%	(6.17)%	(10.90)%
Ratios to Average Net AssetsH
Expenses before expense reductions	1.78%	1.81%	1.93%	2.10%	3.41%A
Expenses net of voluntary waivers, if any	1.75%	1.80%	1.90%	2.00%	2.00%A
Expenses net of all reductions	1.70%	1.62%	1.75%	1.99%	1.93%A
Net investment income (loss)	(.44)%	(.40)%	(.03)%	(.38)%	.15%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,219	$ 24,343	$ 24,691	$ 13,163	$ 9,967
Portfolio turnover rate	134%	205%	180%	38%	125%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G For the period August 16, 2000 (commencement of operations) to November 30, 2000.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended November 30,	2004	2003	2002	2001	2000G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.75	$ 9.20	$ 8.31	$ 8.90	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.09)F	(.08)	(.04)	(.08)	(.01)
Net realized and unrealized gain (loss)	.79	.63	.93	(.51)	(1.09)
Total from investment operations	.70	.55	.89	(.59)	(1.10)
Net asset value, end of period	$ 10.45	$ 9.75	$ 9.20	$ 8.31	$ 8.90
Total ReturnB,C,D	7.18%	5.98%	10.71%	(6.63)%	(11.00)%
Ratios to Average Net AssetsH
Expenses before expense reductions	2.24%	2.25%	2.35%	2.56%	3.96%A
Expenses net of voluntary waivers, if any	2.24%	2.25%	2.32%	2.50%	2.50%A
Expenses net of all reductions	2.19%	2.08%	2.18%	2.49%	2.43%A
Net investment income (loss)	(.93)%	(.85)%	(.45)%	(.88)%	(.35)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,137	$ 18,657	$ 15,626	$ 10,664	$ 7,630
Portfolio turnover rate	134%	205%	180%	38%	125%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G For the period August 16, 2000 (commencement of operations) to November 30, 2000.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended November 30,	2004	2003	2002	2001	2000 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.75	$ 9.19	$ 8.30	$ 8.89	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.09)F	(.07)	(.04)	(.08)	(.01)
Net realized and unrealized gain (loss)	.79	.63	.93	(.51)	(1.10)
Total from investment operations	.70	.56	.89	(.59)	(1.11)
Net asset value, end of period	$ 10.45	$ 9.75	$ 9.19	$ 8.30	$ 8.89
Total ReturnB,C,D	7.18%	6.09%	10.72%	(6.64)%	(11.10)%
Ratios to Average Net AssetsH
Expenses before expense reductions	2.18%	2.21%	2.32%	2.51%	3.89%A
Expenses net of voluntary waivers, if any	2.18%	2.21%	2.30%	2.50%	2.50%A
Expenses net of all reductions	2.13%	2.04%	2.15%	2.49%	2.43%A
Net investment income (loss)	(.87)%	(.81)%	(.43)%	(.88)%	(.35)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,736	$ 11,501	$ 8,594	$ 6,508	$ 6,005
Portfolio turnover rate	134%	205%	180%	38%	125%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G For the period August 16, 2000 (commencement of operations) to November 30, 2000.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended November 30,	2004	2003	2002	2001	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.10	$ 9.41	$ 8.41	$ 8.92	$ 10.00
Income from Investment Operations
Net investment income (loss)D	.03E	.03	.07	.01	.02
Net realized and unrealized gain (loss)	.83	.66	.93	(.52)	(1.10)
Total from investment operations	.86	.69	1.00	(.51)	(1.08)
Net asset value, end of period	$ 10.96	$ 10.10	$ 9.41	$ 8.41	$ 8.92
Total ReturnB,C	8.51%	7.33%	11.89%	(5.72)%	(10.80)%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.01%	1.03%	1.15%	1.54%	3.11%A
Expenses net of voluntary waivers, if any	1.01%	1.03%	1.15%	1.50%	1.50%A
Expenses net of all reductions	.96%	.86%	1.01%	1.49%	1.43%A
Net investment income (loss)	.30%	.37%	.72%	.12%	.65%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 647	$ 1,054	$ 1,229	$ 791	$ 457
Portfolio turnover rate	134%	205%	180%	38%	125%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.05 per share.

F For the period August 16, 2000 (commencement of operations) to November 30, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2004

1. Significant Accounting Policies.

Fidelity Advisor Fifty Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 10,967,682
Unrealized depreciation	(2,457,171)
Net unrealized appreciation (depreciation)	8,510,511
Capital loss carryforward	(869,651)

Cost for federal income tax purposes	$ 66,270,147

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $89,839,144 and $89,559,863, respectively.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 36,042	$ 46
Class T	.25%	.25%	117,628	-
Class B	.75%	.25%	194,747	146,060
Class C	.75%	.25%	117,009	29,479
			$ 465,426	$ 175,585

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 29,123
Class T	13,997
Class B*	56,546
Class C*	1,613
$ 101,279

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 52,721.37
Class T	109,186.46
Class B	82,581.42
Class C	43,192.37
Institutional Class	1,728.20
	$ 289,408

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $43,672 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,347 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class T	1.75%	$ 6,421

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $36,609 for the period.

Annual Report

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2004	2003	2004	2003
Class A
Shares sold	930,098	960,913	$ 9,556,182	$ 8,475,744
Shares redeemed	(487,230)	(402,559)	(5,046,528)	(3,770,864)
Net increase (decrease)	442,868	558,354	$ 4,509,654	$ 4,704,880
Class T
Shares sold	723,555	1,272,657	$ 7,347,762	$ 11,435,925
Shares redeemed	(909,758)	(1,471,034)	(9,260,593)	(13,631,674)
Net increase (decrease)	(186,203)	(198,377)	$ (1,912,831)	$ (2,195,749)
Class B
Shares sold	556,397	643,306	$ 5,588,461	$ 5,849,042
Shares redeemed	(541,779)	(429,438)	(5,394,947)	(3,883,786)
Net increase (decrease)	14,618	213,868	$ 193,514	$ 1,965,256
Class C
Shares sold	348,466	727,991	$ 3,524,586	$ 6,605,925
Shares redeemed	(404,971)	(483,442)	(4,039,131)	(4,353,278)
Net increase (decrease)	(56,505)	244,549	$ (514,545)	$ 2,252,647
Institutional Class
Shares sold	7,934	56,751	$ 82,086	$ 519,335
Shares redeemed	(53,230)	(82,963)	(543,219)	(766,196)
Net increase (decrease)	(45,296)	(26,212)	$ (461,133)	$ (246,861)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Fifty Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Fifty Fund (a fund of Fidelity Advisor Series I) at November 30, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Fifty Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 11, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Fifty (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Trustee of Fidelity Advisor Series I. Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Trustee of Fidelity Advisor Series I. Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

John B. McDowell (46)

Year of Election or Appointment: 2002

Vice President of Advisor Fifty. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Jason Weiner (35)

Year of Election or Appointment: 2003

Vice President of Advisor Fifty. Mr. Weiner serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Weiner managed a variety of Fidelity funds. Mr. Weiner also serves as Vice President of FMR and FMR Co., Inc. (2001).

Eric D. Roiter (56)

Year of Election or Appointment: 2000

Secretary of Advisor Fifty. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Fifty. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Fifty. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Fifty. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Fifty. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Fifty. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Fifty. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 2000 Assistant Treasurer of Advisor Fifty. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Fifty. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Fifty. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Fifty. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Fifty. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 17, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	16,294,841,572.46	67.846
Against	4,036,653,996.81	16.807
Abstain	993,877,882.58	4.139
Broker Non-Votes	2,691,734,610.28	11.208
TOTAL	24,017,108,062.13	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	22,840,552,929.63	95.101
Withheld	1,176,555,132.50	4.899
TOTAL	24,017,108,062.13	100.000
Ralph F. Cox
Affirmative	22,814,730,343.25	94.994
Withheld	1,202,377,718.88	5.006
TOTAL	24,017,108,062.13	100.000
Laura B. Cronin
Affirmative	22,827,669,460.37	95.048
Withheld	1,189,438,601.76	4.952
TOTAL	24,017,108,062.13	100.000
Robert M. Gates
Affirmative	22,832,759,061.32	95.069
Withheld	1,184,349,000.81	4.931
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
George H. Heilmeier
Affirmative	22,837,906,059.00	95.090
Withheld	1,179,202,003.13	4.910
TOTAL	24,017,108,062.13	100.000
Abigail P. Johnson
Affirmative	22,819,456,149.99	95.013
Withheld	1,197,651,912.14	4.987
TOTAL	24,017,108,062.13	100.000
Edward C. Johnson 3d
Affirmative	22,810,259,696.01	94.975
Withheld	1,206,848,366.12	5.025
TOTAL	24,017,108,062.13	100.000
Donald J. Kirk
Affirmative	22,822,861,358.25	95.028
Withheld	1,194,246,703.88	4.972
TOTAL	24,017,108,062.13	100.000
Marie L. Knowles
Affirmative	22,840,012,715.43	95.099
Withheld	1,177,095,346.70	4.901
TOTAL	24,017,108,062.13	100.000
Ned C. Lautenbach
Affirmative	22,844,948,054.36	95.119
Withheld	1,172,160,007.77	4.881
TOTAL	24,017,108,062.13	100.000
Marvin L. Mann
Affirmative	22,823,351,253.51	95.030
Withheld	1,193,756,808.62	4.970
TOTAL	24,017,108,062.13	100.000
William O. McCoy
Affirmative	22,824,777,791.95	95.035
Withheld	1,192,330,270.18	4.965
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	22,847,253,473.29	95.129
Withheld	1,169,854,588.84	4.871
TOTAL	24,017,108,062.13	100.000
William S. Stavropoulos
Affirmative	22,836,942,275.18	95.086
Withheld	1,180,165,786.95	4.914
TOTAL	24,017,108,062.13	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AFIFI-UANN-0105
1.786686.101

Fidelity® Advisor

Fifty

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	7	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	8	An example of shareholder expenses.
Investment Changes	11	A summary of major shifts in the fund's investments over the past six months.
Investments	12	A complete list of the fund's investments with their market values.
Financial Statements	17	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	26	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	33
Trustees and Officers	34
Proxy Voting Results	44

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2004	Past 1 year	Life of fundA
Class A (incl. 5.75% sales charge)	1.81%	0.35%
Class T (incl. 3.50% sales charge)	3.82%	0.62%
Class B (incl. contingent deferred sales charge)B	2.18%	0.58%
Class C (incl. contingent deferred sales charge)C	6.18%	1.03%

A From August 16, 2000.

B Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 2%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Fifty Fund - Class T on August 16, 2000, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jason Weiner, Portfolio Manager of Fidelity® Advisor Fifty Fund

Despite surging oil prices, a struggling job market and four interest rate hikes in a five-month span, U.S. equity markets posted solid results for the 12-month period ending November 30, 2004, and were closing in on a second straight year in the black. There was great disparity in the market during the past year. For instance, value stocks trounced their growth counterparts during the period. To illustrate, the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, small- and mid-cap stocks vastly outperformed larger-cap stocks. Energy was the best-performing sector of the market, propelled by a spike in oil prices. Conversely, technology stocks dipped lower in response to a slowdown in corporate capital spending. For the 12-month period overall, the Standard & Poor's 500SM Index returned 12.86% - slightly above its historical average. Elsewhere, the Dow Jones Industrial AverageSM rose 8.87% and the tech-heavy NASDAQ Composite® Index advanced 7.50%.

For the 12 months ending November 30, 2004, the fund's Class A, Class T, Class B and Class C shares returned 8.02%, 7.58%, 7.18% and 7.18%, respectively, which trailed the S&P 500® and the 8.52% gain of the LipperSM Capital Appreciation Funds Average. The media group was a significant detractor from relative performance, as radio broadcaster Clear Channel Communications - one of the fund's largest holdings for much of the period - struggled. I expected radio advertising revenues to rebound, but there never was much of a recovery. Siebel Systems - another top-10 holding - also lagged, as increasing competition in the company's software niche was a negative factor. Conversely, stock picking in the technology hardware and equipment group helped performance, as did overweightings in the hotels, restaurants and leisure industry and in the software and services group. Yahoo! was the top contributor both in absolute terms and relative to the index. The Internet portal benefited from the growing use of online advertising and bolstered its paid-search business with the acquisition of Overture Services. Wireless infrastructure play Ericsson - not held by the fund at the end of the period - also was a standout amid a push by wireless services providers to improve their networks.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class A
Actual	$ 1,000.00	$ 1,043.60	$ 7.36**
HypotheticalA	$ 1,000.00	$ 1,017.71	$ 7.29**
Class T
Actual	$ 1,000.00	$ 1,041.10	$ 8.93**
HypotheticalA	$ 1,000.00	$ 1,016.14	$ 8.86**
Class B
Actual	$ 1,000.00	$ 1,039.80	$ 11.47**
HypotheticalA	$ 1,000.00	$ 1,013.61	$ 11.39**
Class C
Actual	$ 1,000.00	$ 1,039.80	$ 11.27**
HypotheticalA	$ 1,000.00	$ 1,013.81	$ 11.19**
Institutional Class
Actual	$ 1,000.00	$ 1,045.80	$ 5.27**
HypotheticalA	$ 1,000.00	$ 1,019.79	$ 5.21**

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.44%**
Class T	1.75%**
Class B	2.25%**
Class C	2.21%**
Institutional Class	1.03%**

** If fees effective January 1, 2005 and changes to voluntary expense limitations effective February 1, 2005 had been in effect during the period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as follows:

Annual Report

	Annualized Expense Ratio	Expenses Paid
Class A	1.25%
Actual		$ 6.39
HypotheticalA		$ 6.33
Class T	1.50%
Actual		$ 7.65
HypotheticalA		$ 7.59
Class B	2.00%
Actual		$ 10.20
HypotheticalA		$ 10.13
Class C	2.00%
Actual		$ 10.20
HypotheticalA		$ 10.13
Institutional Class	1.00%
Actual		$ 5.11
HypotheticalA		$ 5.06

A 5% return per year before expenses

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Carnival Corp. unit	4.5	2.3
Microsoft Corp.	4.2	2.1
American Express Co.	4.2	3.1
Yahoo!, Inc.	3.6	3.4
Siebel Systems, Inc.	3.6	3.4
Seagate Technology	3.5	2.0
Infosys Technologies Ltd.	3.4	1.5
Clear Channel Communications, Inc.	3.3	4.0
Crown Castle International Corp.	3.1	2.7
Research In Motion Ltd.	2.9	1.4
	36.3
Top Five Market Sectors as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	25.6	29.0
Consumer Discretionary	17.5	19.3
Industrials	15.2	7.9
Health Care	12.7	18.2
Financials	9.6	10.7
Asset Allocation (% of fund's net assets)
As of November 30, 2004 *		As of May 31, 2004 **
	Stocks 98.0%		Stocks 98.1%
	Short-Term Investments and Net Other Assets 2.0%		Short-Term Investments and Net Other Assets 1.9%
* Foreign investments	25.5%	** Foreign investments	21.9%

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 17.5%
Hotels, Restaurants & Leisure - 8.5%
Carnival Corp. unit	62,900	$ 3,334,330
Kerzner International Ltd. (a)	34,700	1,976,859
McDonald's Corp.	13,500	414,990
Starwood Hotels & Resorts Worldwide, Inc. unit	11,900	622,251
		6,348,430
Leisure Equipment & Products - 2.4%
Brunswick Corp.	36,100	1,762,402
Media - 5.0%
Clear Channel Communications, Inc.	73,100	2,462,008
Radio One, Inc. Class D (non-vtg.) (a)(d)	88,925	1,240,504
		3,702,512
Multiline Retail - 0.4%
Kohl's Corp. (a)	6,500	300,040
Specialty Retail - 1.2%
Hennes & Mauritz AB (H&M) (B Shares)	7,200	231,487
Ross Stores, Inc.	25,300	680,570
		912,057
TOTAL CONSUMER DISCRETIONARY		13,025,441
CONSUMER STAPLES - 0.7%
Food & Staples Retailing - 0.7%
CVS Corp.	12,100	548,977
ENERGY - 4.4%
Energy Equipment & Services - 4.2%
BJ Services Co.	24,400	1,236,348
Nabors Industries Ltd. (a)	35,700	1,856,400
		3,092,748
Oil & Gas - 0.2%
Valero Energy Corp.	3,100	145,049
TOTAL ENERGY		3,237,797
FINANCIALS - 9.6%
Commercial Banks - 1.7%
Wells Fargo & Co.	21,300	1,315,701
Consumer Finance - 4.2%
American Express Co.	55,800	3,108,618
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - 2.1%
American International Group, Inc.	24,500	$ 1,552,075
Thrifts & Mortgage Finance - 1.6%
New York Community Bancorp, Inc.	59,800	1,182,844
TOTAL FINANCIALS		7,159,238
HEALTH CARE - 12.7%
Biotechnology - 1.8%
Angiotech Pharmaceuticals, Inc. (a)	40,800	754,453
Genentech, Inc. (a)	11,700	564,525
		1,318,978
Health Care Equipment & Supplies - 3.2%
Advanced Medical Optics, Inc. (a)	9,300	386,694
DENTSPLY International, Inc.	6,800	357,748
Kinetic Concepts, Inc.	14,200	900,564
ResMed, Inc. (a)	15,300	765,918
		2,410,924
Health Care Providers & Services - 4.1%
Henry Schein, Inc. (a)	23,200	1,512,176
UnitedHealth Group, Inc.	18,600	1,541,010
		3,053,186
Pharmaceuticals - 3.6%
Elan Corp. PLC sponsored ADR (a)	28,900	762,960
Pfizer, Inc.	67,800	1,882,806
		2,645,766
TOTAL HEALTH CARE		9,428,854
INDUSTRIALS - 15.2%
Aerospace & Defense - 4.5%
Honeywell International, Inc.	11,500	406,295
Precision Castparts Corp.	26,300	1,705,292
The Boeing Co.	15,900	851,763
United Technologies Corp.	3,800	370,804
		3,334,154
Airlines - 3.2%
AirTran Holdings, Inc. (a)	60,500	715,110
Ryanair Holdings PLC sponsored ADR (a)	42,100	1,648,215
		2,363,325
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - 7.5%
Dun & Bradstreet Corp. (a)	7,400	$ 439,264
Korn/Ferry International (a)	82,100	1,529,523
Monster Worldwide, Inc. (a)	71,900	2,026,861
Sothebys Holdings, Inc. Class A (ltd. vtg.) (a)	44,200	693,056
Universal Technical Institute, Inc. (d)	27,100	902,430
		5,591,134
TOTAL INDUSTRIALS		11,288,613
INFORMATION TECHNOLOGY - 25.6%
Communications Equipment - 5.0%
QUALCOMM, Inc.	28,000	1,165,360
Research In Motion Ltd. (a)	24,200	2,138,709
Sierra Wireless, Inc. (a)	20,766	392,224
		3,696,293
Computers & Peripherals - 4.7%
Dell, Inc. (a)	13,800	559,176
Seagate Technology	173,100	2,593,038
UNOVA, Inc. (a)	16,500	365,640
		3,517,854
Electronic Equipment & Instruments - 0.1%
AU Optronics Corp. sponsored ADR	6,600	86,658
Internet Software & Services - 3.6%
Yahoo!, Inc. (a)	72,000	2,708,640
IT Services - 3.4%
Infosys Technologies Ltd.	52,660	2,543,300
Software - 8.8%
Microsoft Corp.	116,200	3,115,322
NAVTEQ Corp.	16,500	711,975
Siebel Systems, Inc. (a)	266,421	2,685,524
		6,512,821
TOTAL INFORMATION TECHNOLOGY		19,065,566
MATERIALS - 7.1%
Chemicals - 0.3%
Monsanto Co.	5,200	239,304
Metals & Mining - 6.8%
Alcoa, Inc.	14,000	475,720
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Metals & Mining - continued
Arch Coal, Inc.	33,700	$ 1,287,340
Companhia Vale do Rio Doce sponsored ADR	37,700	935,714
Massey Energy Co.	20,200	709,424
Phelps Dodge Corp.	16,800	1,631,784
		5,039,982
TOTAL MATERIALS		5,279,286
TELECOMMUNICATION SERVICES - 5.2%
Wireless Telecommunication Services - 5.2%
Crown Castle International Corp. (a)	135,800	2,292,304
Vodafone Group PLC sponsored ADR	58,800	1,603,476
		3,895,780
TOTAL COMMON STOCKS (Cost $64,228,441)		72,929,552
Money Market Funds - 2.5%

Fidelity Cash Central Fund, 1.98% (b)	1,287,906	1,287,906
Fidelity Securities Lending Cash Central Fund, 2% (b)(c)	563,200	563,200
TOTAL MONEY MARKET FUNDS (Cost $1,851,106)		1,851,106
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $66,079,547)		74,780,658
NET OTHER ASSETS - (0.5)%		(408,438)
NET ASSETS - 100%		$ 74,372,220
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	74.5%
Panama	4.5%
Canada	4.4%
Cayman Islands	3.5%
India	3.4%
Ireland	3.2%
Bahamas (Nassau)	2.7%
United Kingdom	2.1%
Brazil	1.3%
Others (individually less than 1%)	0.4%
100.0%
Income Tax Information
At November 30, 2004, the fund had a capital loss carryforward of approximately $870,000 all of which will expire on November 30, 2010.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

November 30, 2004

Assets
Investment in securities, at value (including securities loaned of $542,250) (cost $66,079,547) - See accompanying schedule		$ 74,780,658
Foreign currency held at value (cost $520)		542
Receivable for investments sold		404,833
Receivable for fund shares sold		122,406
Dividends receivable		447,922
Interest receivable		7,061
Prepaid expenses		293
Other receivables		13,977
Total assets		75,777,692

Liabilities
Payable for investments purchased	$ 544,066
Payable for fund shares redeemed	81,834
Accrued management fee	36,398
Distribution fees payable	39,616
Other affiliated payables	26,983
Other payables and accrued expenses	113,375
Collateral on securities loaned, at value	563,200
Total liabilities		1,405,472

Net Assets		$ 74,372,220
Net Assets consist of:
Paid in capital		$ 66,731,359
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(975,738)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		8,616,599
Net Assets		$ 74,372,220

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($17,633,498 ÷ 1,637,672 shares)	$ 10.77

Maximum offering price per share (100/94.25 of $10.77)	$ 11.43
Class T: Net Asset Value and redemption price per share ($24,218,702 ÷ 2,275,311 shares)	$ 10.64

Maximum offering price per share (100/96.50 of $10.64)	$ 11.03
Class B: Net Asset Value and offering price per share ($20,136,770 ÷ 1,927,805 shares) A	$ 10.45

Class C: Net Asset Value and offering price per share ($11,735,980 ÷ 1,123,420 shares) A	$ 10.45

Institutional Class: Net Asset Value, offering price and redemption price per share ($647,270 ÷ 59,065 shares)	$ 10.96

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Year ended November 30, 2004

Investment Income
Dividends		$ 466,635
Special Dividends		348,600
Interest		44,351
Security lending		19,506
Total income		879,092

Expenses
Management fee	$ 402,723
Transfer agent fees	289,408
Distribution fees	465,426
Accounting and security lending fees	35,677
Non-interested trustees' compensation	368
Custodian fees and expenses	23,663
Registration fees	55,183
Audit	35,493
Legal	1,481
Miscellaneous	14,703
Total expenses before reductions	1,324,125
Expense reductions	(43,030)	1,281,095
Net investment income (loss)		(402,003)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	2,556,389
Foreign currency transactions	18,773
Total net realized gain (loss)		2,575,162
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $84,635)	2,909,008
Assets and liabilities in foreign currencies	2,954
Total change in net unrealized appreciation (depreciation)		2,911,962
Net gain (loss)		5,487,124
Net increase (decrease) in net assets resulting from operations		$ 5,085,121

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2004	Year ended November 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (402,003)	$ (332,372)
Net realized gain (loss)	2,575,162	4,662,960
Change in net unrealized appreciation (depreciation)	2,911,962	579,665
Net increase (decrease) in net assets resulting from operations	5,085,121	4,910,253
Share transactions - net increase (decrease)	1,814,659	6,480,173
Total increase (decrease) in net assets	6,899,780	11,390,426

Net Assets
Beginning of period	67,472,440	56,082,014
End of period	$ 74,372,220	$ 67,472,440

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended November 30,	2004	2003	2002	2001	2000G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.97	$ 9.34	$ 8.38	$ 8.91	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.01)F	(.01)	.02	(.01)	.01
Net realized and unrealized gain (loss)	.81	.64	.94	(.52)	(1.10)
Total from investment operations	.80	.63	.96	(.53)	(1.09)
Net asset value, end of period	$ 10.77	$ 9.97	$ 9.34	$ 8.38	$ 8.91
Total ReturnB,C,D	8.02%	6.75%	11.46%	(5.95)%	(10.90)%
Ratios to Average Net AssetsH
Expenses before expense reductions	1.43%	1.51%	1.64%	1.78%	3.16%A
Expenses net of voluntary waivers, if any	1.43%	1.51%	1.61%	1.75%	1.75%A
Expenses net of all reductions	1.38%	1.33%	1.46%	1.74%	1.68%A
Net investment income (loss)	(.12)%	(.11)%	.26%	(.13)%	.40%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,633	$ 11,917	$ 5,942	$ 4,453	$ 4,712
Portfolio turnover rate	134%	205%	180%	38%	125%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G For the period August 16, 2000 (commencement of operations) to November 30, 2000.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended November 30,	2004	2003	2002	2001	2000G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.89	$ 9.28	$ 8.36	$ 8.91	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.05)F	(.04)	-I	(.04)	-I
Net realized and unrealized gain (loss)	.80	.65	.92	(.51)	(1.09)
Total from investment operations	.75	.61	.92	(.55)	(1.09)
Net asset value, end of period	$ 10.64	$ 9.89	$ 9.28	$ 8.36	$ 8.91
Total ReturnB,C,D	7.58%	6.57%	11.00%	(6.17)%	(10.90)%
Ratios to Average Net AssetsH
Expenses before expense reductions	1.78%	1.81%	1.93%	2.10%	3.41%A
Expenses net of voluntary waivers, if any	1.75%	1.80%	1.90%	2.00%	2.00%A
Expenses net of all reductions	1.70%	1.62%	1.75%	1.99%	1.93%A
Net investment income (loss)	(.44)%	(.40)%	(.03)%	(.38)%	.15%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,219	$ 24,343	$ 24,691	$ 13,163	$ 9,967
Portfolio turnover rate	134%	205%	180%	38%	125%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G For the period August 16, 2000 (commencement of operations) to November 30, 2000.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended November 30,	2004	2003	2002	2001	2000G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.75	$ 9.20	$ 8.31	$ 8.90	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.09)F	(.08)	(.04)	(.08)	(.01)
Net realized and unrealized gain (loss)	.79	.63	.93	(.51)	(1.09)
Total from investment operations	.70	.55	.89	(.59)	(1.10)
Net asset value, end of period	$ 10.45	$ 9.75	$ 9.20	$ 8.31	$ 8.90
Total ReturnB,C,D	7.18%	5.98%	10.71%	(6.63)%	(11.00)%
Ratios to Average Net AssetsH
Expenses before expense reductions	2.24%	2.25%	2.35%	2.56%	3.96%A
Expenses net of voluntary waivers, if any	2.24%	2.25%	2.32%	2.50%	2.50%A
Expenses net of all reductions	2.19%	2.08%	2.18%	2.49%	2.43%A
Net investment income (loss)	(.93)%	(.85)%	(.45)%	(.88)%	(.35)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,137	$ 18,657	$ 15,626	$ 10,664	$ 7,630
Portfolio turnover rate	134%	205%	180%	38%	125%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G For the period August 16, 2000 (commencement of operations) to November 30, 2000.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended November 30,	2004	2003	2002	2001	2000 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.75	$ 9.19	$ 8.30	$ 8.89	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.09)F	(.07)	(.04)	(.08)	(.01)
Net realized and unrealized gain (loss)	.79	.63	.93	(.51)	(1.10)
Total from investment operations	.70	.56	.89	(.59)	(1.11)
Net asset value, end of period	$ 10.45	$ 9.75	$ 9.19	$ 8.30	$ 8.89
Total ReturnB,C,D	7.18%	6.09%	10.72%	(6.64)%	(11.10)%
Ratios to Average Net AssetsH
Expenses before expense reductions	2.18%	2.21%	2.32%	2.51%	3.89%A
Expenses net of voluntary waivers, if any	2.18%	2.21%	2.30%	2.50%	2.50%A
Expenses net of all reductions	2.13%	2.04%	2.15%	2.49%	2.43%A
Net investment income (loss)	(.87)%	(.81)%	(.43)%	(.88)%	(.35)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,736	$ 11,501	$ 8,594	$ 6,508	$ 6,005
Portfolio turnover rate	134%	205%	180%	38%	125%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G For the period August 16, 2000 (commencement of operations) to November 30, 2000.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended November 30,	2004	2003	2002	2001	2000F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.10	$ 9.41	$ 8.41	$ 8.92	$ 10.00
Income from Investment Operations
Net investment income (loss)D	.03E	.03	.07	.01	.02
Net realized and unrealized gain (loss)	.83	.66	.93	(.52)	(1.10)
Total from investment operations	.86	.69	1.00	(.51)	(1.08)
Net asset value, end of period	$ 10.96	$ 10.10	$ 9.41	$ 8.41	$ 8.92
Total ReturnB,C	8.51%	7.33%	11.89%	(5.72)%	(10.80)%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.01%	1.03%	1.15%	1.54%	3.11%A
Expenses net of voluntary waivers, if any	1.01%	1.03%	1.15%	1.50%	1.50%A
Expenses net of all reductions	.96%	.86%	1.01%	1.49%	1.43%A
Net investment income (loss)	.30%	.37%	.72%	.12%	.65%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 647	$ 1,054	$ 1,229	$ 791	$ 457
Portfolio turnover rate	134%	205%	180%	38%	125%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.05 per share.

F For the period August 16, 2000 (commencement of operations) to November 30, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2004

1. Significant Accounting Policies.

Fidelity Advisor Fifty Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 10,967,682
Unrealized depreciation	(2,457,171)
Net unrealized appreciation (depreciation)	8,510,511
Capital loss carryforward	(869,651)

Cost for federal income tax purposes	$ 66,270,147

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $89,839,144 and $89,559,863, respectively.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 36,042	$ 46
Class T	.25%	.25%	117,628	-
Class B	.75%	.25%	194,747	146,060
Class C	.75%	.25%	117,009	29,479
			$ 465,426	$ 175,585

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 29,123
Class T	13,997
Class B*	56,546
Class C*	1,613
$ 101,279

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 52,721.37
Class T	109,186.46
Class B	82,581.42
Class C	43,192.37
Institutional Class	1,728.20
	$ 289,408

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $43,672 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,347 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class T	1.75%	$ 6,421

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $36,609 for the period.

Annual Report

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2004	2003	2004	2003
Class A
Shares sold	930,098	960,913	$ 9,556,182	$ 8,475,744
Shares redeemed	(487,230)	(402,559)	(5,046,528)	(3,770,864)
Net increase (decrease)	442,868	558,354	$ 4,509,654	$ 4,704,880
Class T
Shares sold	723,555	1,272,657	$ 7,347,762	$ 11,435,925
Shares redeemed	(909,758)	(1,471,034)	(9,260,593)	(13,631,674)
Net increase (decrease)	(186,203)	(198,377)	$ (1,912,831)	$ (2,195,749)
Class B
Shares sold	556,397	643,306	$ 5,588,461	$ 5,849,042
Shares redeemed	(541,779)	(429,438)	(5,394,947)	(3,883,786)
Net increase (decrease)	14,618	213,868	$ 193,514	$ 1,965,256
Class C
Shares sold	348,466	727,991	$ 3,524,586	$ 6,605,925
Shares redeemed	(404,971)	(483,442)	(4,039,131)	(4,353,278)
Net increase (decrease)	(56,505)	244,549	$ (514,545)	$ 2,252,647
Institutional Class
Shares sold	7,934	56,751	$ 82,086	$ 519,335
Shares redeemed	(53,230)	(82,963)	(543,219)	(766,196)
Net increase (decrease)	(45,296)	(26,212)	$ (461,133)	$ (246,861)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Fifty Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Fifty Fund (a fund of Fidelity Advisor Series I) at November 30, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Fifty Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 11, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Fifty (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Trustee of Fidelity Advisor Series I. Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Trustee of Fidelity Advisor Series I. Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

John B. McDowell (46)

Year of Election or Appointment: 2002

Vice President of Advisor Fifty. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Jason Weiner (35)

Year of Election or Appointment: 2003

Vice President of Advisor Fifty. Mr. Weiner serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Weiner managed a variety of Fidelity funds. Mr. Weiner also serves as Vice President of FMR and FMR Co., Inc. (2001).

Eric D. Roiter (56)

Year of Election or Appointment: 2000

Secretary of Advisor Fifty. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Fifty. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Fifty. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Fifty. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Fifty. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Fifty. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Fifty. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 2000 Assistant Treasurer of Advisor Fifty. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Fifty. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Fifty. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Fifty. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Fifty. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 17, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	16,294,841,572.46	67.846
Against	4,036,653,996.81	16.807
Abstain	993,877,882.58	4.139
Broker Non-Votes	2,691,734,610.28	11.208
TOTAL	24,017,108,062.13	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	22,840,552,929.63	95.101
Withheld	1,176,555,132.50	4.899
TOTAL	24,017,108,062.13	100.000
Ralph F. Cox
Affirmative	22,814,730,343.25	94.994
Withheld	1,202,377,718.88	5.006
TOTAL	24,017,108,062.13	100.000
Laura B. Cronin
Affirmative	22,827,669,460.37	95.048
Withheld	1,189,438,601.76	4.952
TOTAL	24,017,108,062.13	100.000
Robert M. Gates
Affirmative	22,832,759,061.32	95.069
Withheld	1,184,349,000.81	4.931
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
George H. Heilmeier
Affirmative	22,837,906,059.00	95.090
Withheld	1,179,202,003.13	4.910
TOTAL	24,017,108,062.13	100.000
Abigail P. Johnson
Affirmative	22,819,456,149.99	95.013
Withheld	1,197,651,912.14	4.987
TOTAL	24,017,108,062.13	100.000
Edward C. Johnson 3d
Affirmative	22,810,259,696.01	94.975
Withheld	1,206,848,366.12	5.025
TOTAL	24,017,108,062.13	100.000
Donald J. Kirk
Affirmative	22,822,861,358.25	95.028
Withheld	1,194,246,703.88	4.972
TOTAL	24,017,108,062.13	100.000
Marie L. Knowles
Affirmative	22,840,012,715.43	95.099
Withheld	1,177,095,346.70	4.901
TOTAL	24,017,108,062.13	100.000
Ned C. Lautenbach
Affirmative	22,844,948,054.36	95.119
Withheld	1,172,160,007.77	4.881
TOTAL	24,017,108,062.13	100.000
Marvin L. Mann
Affirmative	22,823,351,253.51	95.030
Withheld	1,193,756,808.62	4.970
TOTAL	24,017,108,062.13	100.000
William O. McCoy
Affirmative	22,824,777,791.95	95.035
Withheld	1,192,330,270.18	4.965
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	22,847,253,473.29	95.129
Withheld	1,169,854,588.84	4.871
TOTAL	24,017,108,062.13	100.000
William S. Stavropoulos
Affirmative	22,836,942,275.18	95.086
Withheld	1,180,165,786.95	4.914
TOTAL	24,017,108,062.13	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AFIF-UANN-0105
1.786685.101

Fidelity® Advisor

Growth Opportunities

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	7	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	8	An example of shareholder expenses.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	19	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	28	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	36
Trustees and Officers	37
Distributions	47
Proxy Voting Results	<Click Here>48

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2004	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)A	2.34%	-6.89%	5.97%
Class T (incl. 3.50% sales charge)	4.65%	-6.58%	6.10%
Class B (incl. contingent deferred sales charge)B	2.69%	-6.83%	6.03%
Class C (incl. contingent deferred sales charge)C	6.85%	-6.47%	6.00%

A Class A's 12b-1 fee may have ranged over time between 0.25% and 0.35%, as an equivalent amount of brokerage commissions of up to 0.10% of the class's average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class A's 12b-1 plan currently authorizes a 0.25% 12b-1 fee. The initial offering of Class A shares took place on September 3, 1996. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect a 0.50% 12b-1 fee (0.65% prior to January 1, 1996).

B Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on March 3, 1997. Returns prior to March 3, 1997 are those of Class T, the original class of the fund, and reflect a 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year and past 10 year total return figures are 5%, 2%, and 0%, respectively.

C Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns between March 3, 1997 and November 3, 1997 are those of Class B and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T, the original class of the fund, and reflect a 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five year and past 10 year total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Growth Opportunities Fund - Class T on November 30, 1994, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index, performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Bettina Doulton, Portfolio Manager of Fidelity® Advisor Growth Opportunities Fund

Despite surging oil prices, a struggling job market and four interest rate hikes in a five-month span, U.S. equity markets posted solid results for the 12-month period ending November 30, 2004, and were closing in on a second straight year in the black. There was great disparity in the market during the past year. For instance, value stocks trounced their growth counterparts during the period. To illustrate, the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, small- and mid-cap stocks vastly outperformed larger-cap stocks. Energy was the best-performing sector of the market, propelled by a spike in oil prices. Conversely, technology stocks dipped lower in response to a slowdown in corporate capital spending. For the 12-month period overall, the Standard & Poor's 500SM Index returned 12.86% - slightly above its historical average. Elsewhere, the Dow Jones Industrial AverageSM rose 8.85% and the tech-heavy NASDAQ Composite® Index advanced 7.50%.

For the 12 months ending November 30, 2004, the fund's Class A, Class T, Class B and Class C shares gained 8.59%, 8.44%, 7.69% and 7.85%, respectively, trailing both the S&P 500® and the LipperSM Growth Funds Average, which was up 9.52%. Compared to the S&P 500, the fund's overweighting in weak-performing media and semiconductor stocks hurt performance. Traditional media plays such as Spanish broadcasting company Univision and Viacom were detractors, along with technology names National Semiconductor and Analog Devices. Underweighting strong-performing energy stocks also proved to be a disappointment. Energy companies Schlumberger, BP and Baker Hughes were among the fund's top relative and absolute performers, but underweighting such names as Exxon Mobil, ChevronTexaco and ConocoPhillips largely offset those gains. Another negative was the fund's large-cap bias in a period that favored smaller-cap stocks. On the positive side, good stock selection in consumer staples and health care boosted returns, led by personal product makers such as Gillette, eye-care company Alcon and health care services provider UnitedHealth Group.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class A
Actual	$ 1,000.00	$ 1,041.20	$ 5.87**
HypotheticalA	$ 1,000.00	$ 1,019.18	$ 5.82**
Class T
Actual	$ 1,000.00	$ 1,040.70	$ 6.48
HypotheticalA	$ 1,000.00	$ 1,018.57	$ 6.43
Class B
Actual	$ 1,000.00	$ 1,036.80	$ 10.03**
HypotheticalA	$ 1,000.00	$ 1,015.03	$ 9.97**
Class C
Actual	$ 1,000.00	$ 1,038.10	$ 9.73**
HypotheticalA	$ 1,000.00	$ 1,015.33	$ 9.67**
Institutional Class
Actual	$ 1,000.00	$ 1,043.10	$ 3.83
HypotheticalA	$ 1,000.00	$ 1,021.20	$ 3.80

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.15%**
Class T	1.27%
Class B	1.97%**
Class C	1.91%**
Institutional Class	.75%

** If fees effective January 1, 2005 had been in effect during the period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Class A	1.14%
Actual		$ 5.82
HypotheticalA		$ 5.77
Class B	1.88%
Actual		$ 9.57
HypotheticalA		$ 9.52
Class C	1.88%
Actual		$ 9.58
HypotheticalA		$ 9.52

A 5% return per year before expenses

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	3.9	3.1
Bank of America Corp.	3.2	1.6
Microsoft Corp.	2.6	2.9
Exxon Mobil Corp.	2.4	2.3
American Express Co.	2.4	2.0
Gillette Co.	2.0	2.2
Merrill Lynch & Co., Inc.	1.8	1.1
American International Group, Inc.	1.8	2.6
Network Appliance, Inc.	1.8	0.8
Wal-Mart Stores, Inc.	1.7	2.1
	23.6
Top Five Market Sectors as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	20.4	18.8
Consumer Discretionary	18.4	16.9
Financials	16.7	16.9
Industrials	13.7	10.2
Health Care	10.5	15.1
Asset Allocation (% of fund's net assets)
As of November 30, 2004 *		As of May 31, 2004 **
	Stocks 97.7%		Stocks 98.6%
	Short-Term Investments and Net Other Assets 2.3%		Short-Term Investments and Net Other Assets 1.4%
* Foreign investments	4.1%	** Foreign investments	5.4%

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 18.4%
Automobiles - 0.3%
Harley-Davidson, Inc.	219,600	$ 12,697
Hotels, Restaurants & Leisure - 2.0%
Carnival Corp. unit	352,200	18,670
Hilton Hotels Corp.	1,539,830	31,813
McDonald's Corp.	219,000	6,732
Royal Caribbean Cruises Ltd.	176,500	8,772
Starwood Hotels & Resorts Worldwide, Inc. unit	614,800	32,148
		98,135
Internet & Catalog Retail - 0.8%
Amazon.com, Inc. (a)	87,700	3,480
eBay, Inc. (a)	306,600	34,477
		37,957
Leisure Equipment & Products - 0.3%
Brunswick Corp.	307,400	15,007
Media - 10.2%
Clear Channel Communications, Inc.	307,400	10,353
DreamWorks Animation SKG, Inc. Class A	98,200	3,629
Fox Entertainment Group, Inc. Class A (a)	1,795,500	52,788
Grupo Televisa SA de CV sponsored ADR	262,000	16,315
Lamar Advertising Co. Class A (a)	396,500	15,638
Martha Stewart Living Omnimedia, Inc. Class A (a)(d)	611,500	14,444
McGraw-Hill Companies, Inc.	482,000	42,286
Meredith Corp.	308,200	16,248
News Corp. Class B (d)	4,379,700	79,229
Omnicom Group, Inc.	744,600	60,313
Time Warner, Inc. (a)	1,793,100	31,756
Univision Communications, Inc. Class A (a)	2,006,800	60,405
Viacom, Inc. Class B (non-vtg.)	1,442,015	50,038
Walt Disney Co.	1,270,600	34,154
XM Satellite Radio Holdings, Inc. Class A (a)(d)	420,500	15,521
		503,117
Multiline Retail - 1.1%
Kmart Holding Corp. (a)(d)	43,700	4,494
Kohl's Corp. (a)	350,600	16,184
Nordstrom, Inc.	705,000	30,844
Target Corp.	87,600	4,487
		56,009
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 2.5%
Best Buy Co., Inc.	262,000	$ 14,772
Home Depot, Inc.	1,523,450	63,604
Lowe's Companies, Inc.	50,000	2,767
Staples, Inc.	1,408,203	44,936
		126,079
Textiles, Apparel & Luxury Goods - 1.2%
Coach, Inc. (a)	175,200	8,732
NIKE, Inc. Class B	176,100	14,909
Polo Ralph Lauren Corp. Class A	657,100	25,883
Warnaco Group, Inc. (a)	396,200	7,872
		57,396
TOTAL CONSUMER DISCRETIONARY		906,397
CONSUMER STAPLES - 7.2%
Beverages - 0.7%
PepsiCo, Inc.	569,400	28,419
The Coca-Cola Co.	168,600	6,628
		35,047
Food & Staples Retailing - 2.2%
CVS Corp.	528,400	23,974
Wal-Mart Stores, Inc.	1,630,400	84,879
		108,853
Food Products - 1.5%
Archer-Daniels-Midland Co.	1,056,000	22,387
Bunge Ltd.	572,800	30,198
Hershey Foods Corp.	395,200	20,471
		73,056
Household Products - 0.2%
Procter & Gamble Co.	197,800	10,578
Personal Products - 2.0%
Gillette Co.	2,298,200	99,949
Tobacco - 0.6%
Altria Group, Inc.	481,980	27,709
TOTAL CONSUMER STAPLES		355,192
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - 5.9%
Energy Equipment & Services - 2.5%
Baker Hughes, Inc.	485,400	$ 21,518
Halliburton Co.	1,052,000	43,500
Schlumberger Ltd. (NY Shares)	916,500	60,150
		125,168
Oil & Gas - 3.4%
BP PLC sponsored ADR	773,456	47,452
Exxon Mobil Corp.	2,329,500	119,387
		166,839
TOTAL ENERGY		292,007
FINANCIALS - 16.7%
Capital Markets - 5.8%
Charles Schwab Corp.	438,000	4,722
E*TRADE Financial Corp. (a)	2,377,500	32,952
Goldman Sachs Group, Inc.	788,400	82,593
Lehman Brothers Holdings, Inc.	351,800	29,474
Merrill Lynch & Co., Inc.	1,625,600	90,562
Morgan Stanley	878,900	44,604
		284,907
Commercial Banks - 4.4%
Bank of America Corp.	3,352,000	155,097
Wachovia Corp.	263,600	13,641
Wells Fargo & Co.	744,500	45,988
		214,726
Consumer Finance - 2.9%
American Express Co.	2,102,700	117,141
SLM Corp.	482,100	24,669
		141,810
Diversified Financial Services - 1.6%
Citigroup, Inc.	1,790,393	80,120
Insurance - 2.0%
American International Group, Inc.	1,422,128	90,092
MetLife, Inc.	281,600	10,982
		101,074
TOTAL FINANCIALS		822,637
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - 10.5%
Biotechnology - 1.0%
Genentech, Inc. (a)	517,600	$ 24,974
Genzyme Corp. - General Division (a)	264,000	14,787
OSI Pharmaceuticals, Inc. (a)	160,400	7,632
		47,393
Health Care Equipment & Supplies - 3.5%
Alcon, Inc.	283,900	21,156
Bausch & Lomb, Inc.	131,000	7,713
Becton, Dickinson & Co.	545,300	29,872
Boston Scientific Corp. (a)	264,300	9,200
C.R. Bard, Inc.	352,400	21,112
Dade Behring Holdings, Inc. (a)	352,500	18,926
Guidant Corp.	262,000	16,985
Medtronic, Inc.	491,900	23,636
St. Jude Medical, Inc. (a)	634,700	24,207
		172,807
Health Care Providers & Services - 1.5%
UnitedHealth Group, Inc.	919,700	76,197
Pharmaceuticals - 4.5%
Abbott Laboratories	481,770	20,215
Eli Lilly & Co.	43,800	2,336
Johnson & Johnson	891,600	53,781
Merck & Co., Inc.	219,100	6,139
Pfizer, Inc.	2,628,168	72,984
Schering-Plough Corp.	524,000	9,353
Wyeth	1,369,300	54,594
		219,402
TOTAL HEALTH CARE		515,799
INDUSTRIALS - 13.7%
Aerospace & Defense - 2.8%
Honeywell International, Inc.	1,537,100	54,306
Lockheed Martin Corp.	264,200	16,074
Northrop Grumman Corp.	396,200	22,318
The Boeing Co.	835,900	44,779
		137,477
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Air Freight & Logistics - 2.7%
FedEx Corp.	878,200	$ 83,455
United Parcel Service, Inc. Class B	616,500	51,878
		135,333
Airlines - 0.4%
Southwest Airlines Co.	1,227,100	19,302
Commercial Services & Supplies - 0.2%
Monster Worldwide, Inc. (a)	319,000	8,993
Construction & Engineering - 0.5%
Fluor Corp.	440,500	22,862
Industrial Conglomerates - 6.2%
3M Co.	668,900	53,238
General Electric Co.	5,431,550	192,059
Tyco International Ltd.	1,757,100	59,689
		304,986
Machinery - 0.9%
Caterpillar, Inc.	218,400	19,995
Deere & Co.	352,400	25,278
		45,273
TOTAL INDUSTRIALS		674,226
INFORMATION TECHNOLOGY - 20.4%
Communications Equipment - 5.8%
Avaya, Inc. (a)	576,200	9,461
Cisco Systems, Inc. (a)	3,716,900	69,543
Extreme Networks, Inc. (a)	1,113,700	7,607
Juniper Networks, Inc. (a)	3,066,000	84,407
Motorola, Inc.	2,446,000	47,110
QUALCOMM, Inc.	1,659,800	69,081
		287,209
Computers & Peripherals - 4.1%
Dell, Inc. (a)	1,471,900	59,641
Diebold, Inc.	660,900	35,160
EMC Corp. (a)	1,409,300	18,913
Network Appliance, Inc. (a)	2,978,200	89,823
		203,537
Electronic Equipment & Instruments - 0.3%
CDW Corp.	192,700	12,664
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 1.4%
Yahoo!, Inc. (a)	1,883,300	$ 70,850
Office Electronics - 0.4%
Xerox Corp. (a)	1,357,800	20,801
Semiconductors & Semiconductor Equipment - 4.1%
Altera Corp. (a)	87,400	1,982
Analog Devices, Inc.	810,700	29,955
Intel Corp.	2,763,690	61,768
KLA-Tencor Corp. (a)	120,800	5,443
National Semiconductor Corp. (a)	2,385,000	36,872
Texas Instruments, Inc.	2,096,500	50,693
Xilinx, Inc.	418,300	13,059
		199,772
Software - 4.3%
Microsoft Corp.	4,843,680	129,859
Oracle Corp. (a)	1,621,100	20,523
Red Hat, Inc. (a)	865,864	12,538
Symantec Corp. (a)	764,217	48,765
		211,685
TOTAL INFORMATION TECHNOLOGY		1,006,518
MATERIALS - 2.7%
Chemicals - 2.4%
Dow Chemical Co.	980,000	49,461
Monsanto Co.	460,500	21,192
Praxair, Inc.	1,056,700	47,446
		118,099
Metals & Mining - 0.1%
Alcoa, Inc.	175,700	5,970
Paper & Forest Products - 0.2%
International Paper Co.	218,300	9,064
TOTAL MATERIALS		133,133
TELECOMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 1.9%
SBC Communications, Inc.	1,684,040	42,387
Verizon Communications, Inc.	1,270,100	52,366
		94,753
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.3%
Nextel Communications, Inc. Class A (a)	308,400	$ 8,777
SpectraSite, Inc. (a)	131,800	7,639
		16,416
TOTAL TELECOMMUNICATION SERVICES		111,169
TOTAL COMMON STOCKS (Cost $4,287,063)		4,817,078
Money Market Funds - 1.8%

Fidelity Cash Central Fund, 1.98% (b)	34,886,938	34,887
Fidelity Securities Lending Cash Central Fund, 2.00% (b)(c)	57,364,300	57,364
TOTAL MONEY MARKET FUNDS (Cost $92,251)		92,251
Cash Equivalents - 0.1%
	Maturity Amount (000s)
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.95%, dated 11/30/04 due 12/1/04) (Cost $3,767)	$ 3,767	3,767
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $4,383,081)		4,913,096
NET OTHER ASSETS - 0.4%		18,804
NET ASSETS - 100%		$ 4,931,900
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Income Tax Information
At November 30, 2004, the fund had a capital loss carryforward of approximately $1,256,311,000 of which $188,074,000 and $1,068,237,000 will expire on November 30, 2009 and 2010, respectively.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	Amounts in thousands (except per-share amounts)

Assets
Investment in securities, at value (including securities loaned of $56,073 and repurchase agreements of $3,767) (cost $4,383,081) - See accompanying schedule		$ 4,913,096
Cash		1
Receivable for investments sold		83,484
Receivable for fund shares sold		1,811
Dividends receivable		20,942
Interest receivable		70
Prepaid expenses		22
Other affiliated receivables		80
Other receivables		394
Total assets		5,019,900

Liabilities
Payable for investments purchased	$ 8,766
Payable for fund shares redeemed	16,209
Accrued management fee	2,052
Distribution fees payable	2,121
Other affiliated payables	1,448
Other payables and accrued expenses	40
Collateral on securities loaned, at value	57,364
Total liabilities		88,000

Net Assets		$ 4,931,900
Net Assets consist of:
Paid in capital		$ 5,697,189
Undistributed net investment income		13,264
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,308,568)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		530,015
Net Assets		$ 4,931,900

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($269,608 ÷ 9,191 shares)	$ 29.33

Maximum offering price per share (100/94.25 of $29.33)	$ 31.12
Class T: Net Asset Value and redemption price per share ($3,786,210 ÷ 127,617 shares)	$ 29.67

Maximum offering price per share (100/96.50 of $29.67)	$ 30.75
Class B: Net Asset Value and offering price per share ($450,859 ÷ 15,707 shares) A	$ 28.70

Class C: Net Asset Value and offering price per share ($114,025 ÷ 3,952 shares) A	$ 28.85

Institutional Class: Net Asset Value, offering price and redemption price per share ($311,198 ÷ 10,449 shares)	$ 29.78

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands	Year ended November 30, 2004

Investment Income
Dividends		$ 69,229
Special Dividends		14,531
Interest		1,368
Security lending		303
Total income		85,431

Expenses
Management fee Basic fee	$ 31,285
Performance adjustment	(3,745)
Transfer agent fees	14,253
Distribution fees	27,999
Accounting and security lending fees	1,136
Non-interested trustees' compensation	29
Appreciation in deferred trustee compensation account	25
Custodian fees and expenses	83
Registration fees	142
Audit	69
Legal	235
Interest	1
Miscellaneous	552
Total expenses before reductions	72,064
Expense reductions	(1,212)	70,852
Net investment income (loss)		14,579
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	514,812
Foreign currency transactions	5
Futures contracts	12,421
Total net realized gain (loss)		527,238
Change in net unrealized appreciation (depreciation) on: Investment securities	(101,620)
Assets and liabilities in foreign currencies	(19)
Futures contracts	(4,271)
Total change in net unrealized appreciation (depreciation)		(105,910)
Net gain (loss)		421,328
Net increase (decrease) in net assets resulting from operations		$ 435,907

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2004	Year ended November 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 14,579	$ 12,053
Net realized gain (loss)	527,238	543,754
Change in net unrealized appreciation (depreciation)	(105,910)	215,618
Net increase (decrease) in net assets resulting from operations	435,907	771,425
Distributions to shareholders from net investment income	(9,528)	(27,646)
Share transactions - net increase (decrease)	(1,313,513)	(900,220)
Total increase (decrease) in net assets	(887,134)	(156,441)

Net Assets
Beginning of period	5,819,034	5,975,475
End of period (including undistributed net investment income of $13,264 and undistributed net investment income of $8,239, respectively)	$ 4,931,900	$ 5,819,034

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 27.09	$ 23.61	$ 28.39	$ 37.41	$ 50.61
Income from Investment Operations
Net investment income (loss) C	.12 D	.10	.14	.20	.08
Net realized and unrealized gain (loss)	2.20	3.55	(4.66)	(5.26)	(7.65)
Total from investment operations	2.32	3.65	(4.52)	(5.06)	(7.57)
Distributions from net investment income	(.08)	(.17)	(.26)	-	(.50)
Distributions from net realized gain	-	-	-	(3.96)	(5.13)
Total distributions	(.08)	(.17)	(.26)	(3.96)	(5.63)
Net asset value, end of period	$ 29.33	$ 27.09	$ 23.61	$ 28.39	$ 37.41
Total Return A, B	8.59%	15.61%	(16.06)%	(15.23)%	(16.86)%
Ratios to Average Net Assets E
Expenses before expense reductions	1.15%	1.00%	.77%	.78%	.87%
Expenses net of voluntary waivers, if any	1.15%	1.00%	.77%	.78%	.87%
Expenses net of all reductions	1.13%	.96%	.73%	.75%	.84%
Net investment income (loss)	.44%	.41%	.57%	.67%	.17%
Supplemental Data
Net assets, end of period (in millions)	$ 270	$ 219	$ 202	$ 320	$ 452
Portfolio turnover rate	61%	59%	55%	79%	110%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.08 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 27.40	$ 23.85	$ 28.64	$ 37.76	$ 50.96
Income from Investment Operations
Net investment income (loss) C	.09 D	.07	.11	.16	- F
Net realized and unrealized gain (loss)	2.22	3.60	(4.71)	(5.32)	(7.72)
Total from investment operations	2.31	3.67	(4.60)	(5.16)	(7.72)
Distributions from net investment income	(.04)	(.12)	(.19)	-	(.35)
Distributions from net realized gain	-	-	-	(3.96)	(5.13)
Total distributions	(.04)	(.12)	(.19)	(3.96)	(5.48)
Net asset value, end of period	$ 29.67	$ 27.40	$ 23.85	$ 28.64	$ 37.76
Total Return A, B	8.44%	15.50%	(16.16)%	(15.37)%	(17.01)%
Ratios to Average Net Assets E
Expenses before expense reductions	1.29%	1.12%	.90%	.93%	1.05%
Expenses net of voluntary waivers, if any	1.29%	1.12%	.90%	.93%	1.05%
Expenses net of all reductions	1.26%	1.09%	.86%	.90%	1.03%
Net investment income (loss)	.31%	.28%	.44%	.52%	(.01)%
Supplemental Data
Net assets, end of period (in millions)	$ 3,786	$ 4,578	$ 4,878	$ 8,136	$ 13,813
Portfolio turnover rate	61%	59%	55%	79%	110%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.08 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 26.65	$ 23.24	$ 27.91	$ 37.11	$ 50.25
Income from Investment Operations
Net investment income (loss) C	(.11) D	(.10)	(.06)	(.04)	(.26)
Net realized and unrealized gain (loss)	2.16	3.51	(4.61)	(5.20)	(7.59)
Total from investment operations	2.05	3.41	(4.67)	(5.24)	(7.85)
Distributions from net investment income	-	-	-	-	(.16)
Distributions from net realized gain	-	-	-	(3.96)	(5.13)
Total distributions	-	-	-	(3.96)	(5.29)
Net asset value, end of period	$ 28.70	$ 26.65	$ 23.24	$ 27.91	$ 37.11
Total Return A, B	7.69%	14.67%	(16.73)%	(15.91)%	(17.49)%
Ratios to Average Net Assets E
Expenses before expense reductions	1.98%	1.81%	1.57%	1.57%	1.64%
Expenses net of voluntary waivers, if any	1.98%	1.81%	1.57%	1.57%	1.64%
Expenses net of all reductions	1.96%	1.77%	1.53%	1.54%	1.62%
Net investment income (loss)	(.39)%	(.41)%	(.24)%	(.13)%	(.60)%
Supplemental Data
Net assets, end of period (in millions)	$ 451	$ 582	$ 598	$ 939	$ 1,437
Portfolio turnover rate	61%	59%	55%	79%	110%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.07 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 26.75	$ 23.32	$ 27.99	$ 37.19	$ 50.39
Income from Investment Operations
Net investment income (loss) C	(.09) D	(.09)	(.05)	(.03)	(.25)
Net realized and unrealized gain (loss)	2.19	3.52	(4.62)	(5.21)	(7.61)
Total from investment operations	2.10	3.43	(4.67)	(5.24)	(7.86)
Distributions from net investment income	-	-	-	-	(.21)
Distributions from net realized gain	-	-	-	(3.96)	(5.13)
Total distributions	-	-	-	(3.96)	(5.34)
Net asset value, end of period	$ 28.85	$ 26.75	$ 23.32	$ 27.99	$ 37.19
Total Return A, B	7.85%	14.71%	(16.68)%	(15.87)%	(17.48)%
Ratios to Average Net Assets E
Expenses before expense reductions	1.93%	1.77%	1.53%	1.53%	1.61%
Expenses net of voluntary waivers, if any	1.93%	1.77%	1.53%	1.53%	1.61%
Expenses net of all reductions	1.90%	1.74%	1.49%	1.50%	1.59%
Net investment income (loss)	(.33)%	(.37)%	(.20)%	(.08)%	(.57)%
Supplemental Data
Net assets, end of period (in millions)	$ 114	$ 131	$ 142	$ 232	$ 400
Portfolio turnover rate	61%	59%	55%	79%	110%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.07 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 27.51	$ 24.00	$ 28.87	$ 37.85	$ 51.10
Income from Investment Operations
Net investment income (loss) B	.24 C	.21	.25	.33	.22
Net realized and unrealized gain (loss)	2.23	3.59	(4.73)	(5.35)	(7.72)
Total from investment operations	2.47	3.80	(4.48)	(5.02)	(7.50)
Distributions from net investment income	(.20)	(.29)	(.39)	-	(.62)
Distributions from net realized gain	-	-	-	(3.96)	(5.13)
Total distributions	(.20)	(.29)	(.39)	(3.96)	(5.75)
Net asset value, end of period	$ 29.78	$ 27.51	$ 24.00	$ 28.87	$ 37.85
Total Return A	9.03%	16.10%	(15.71)%	(14.92)%	(16.58)%
Ratios to Average Net Assets D
Expenses before expense reductions	.75%	.57%	.38%	.40%	.53%
Expenses net of voluntary waivers, if any	.75%	.57%	.38%	.40%	.53%
Expenses net of all reductions	.73%	.54%	.34%	.37%	.51%
Net investment income (loss)	.84%	.83%	.96%	1.05%	.51%
Supplemental Data
Net assets, end of period (in millions)	$ 311	$ 309	$ 155	$ 187	$ 346
Portfolio turnover rate	61%	59%	55%	79%	110%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.08 per share.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Growth Opportunities Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 766,512
Unrealized depreciation	(288,755)
Net unrealized appreciation (depreciation)	477,757
Undistributed ordinary income	13,506
Capital loss carryforward	(1,256,311)

Cost for federal income tax purposes	$ 4,435,339

The tax character of distributions paid was as follows:

	November 30, 2004	November 30, 2003
Ordinary Income	$ 9,528	$ 27,646

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Repurchase Agreements - continued

segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $3,242,436 and $4,379,649, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .51% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 589	$ 2
Class T	.25%	.25%	20,887	231
Class B	.75%	.25%	5,290	3,971
Class C	.75%	.25%	1,233	57
			$ 27,999	$ 4,261

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 41
Class T	128
Class B*	783
Class C*	5
$ 957

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 831.35
Class T	9,906.24
Class B	2,295.43
Class C	465.38
Institutional Class	756.20
	$ 14,253

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,340 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $196 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. At period end, there were no interfund loans outstanding. The fund's activity in this program during the period was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Earned (included in interest income)	Interest Expense
Borrower	$ 10,008	1.96%	-	$ 1

Annual Report

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $1,211 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 1

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2004	2003
From net investment income
Class A	$ 643	$ 1,452
Class T	6,627	24,334
Institutional Class	2,258	1,860
Total	$ 9,528	$ 27,646

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2004	2003	2004	2003
Class A
Shares sold	3,302	1,358	$ 92,621	$ 33,114
Reinvestment of distributions	23	62	621	1,390
Shares redeemed	(2,223)	(1,904)	(62,479)	(45,323)
Net increase (decrease)	1,102	(484)	$ 30,763	$ (10,819)
Class T
Shares sold	10,950	18,565	$ 311,969	$ 447,669
Reinvestment of distributions	228	1,021	6,317	23,039
Shares redeemed	(50,642)	(57,019)	(1,440,676)	(1,366,168)
Net increase (decrease)	(39,464)	(37,433)	$ (1,122,390)	$ (895,460)
Class B
Shares sold	446	753	$ 12,361	$ 17,814
Shares redeemed	(6,563)	(4,659)	(180,999)	(108,159)
Net increase (decrease)	(6,117)	(3,906)	$ (168,638)	$ (90,345)
Class C
Shares sold	337	514	$ 9,362	$ 12,259
Shares redeemed	(1,281)	(1,724)	(35,508)	(40,538)
Net increase (decrease)	(944)	(1,210)	$ (26,146)	$ (28,279)
Institutional Class
Shares sold	5,348	6,883	$ 152,466	$ 175,526
Reinvestment of distributions	78	79	2,169	1,776
Shares redeemed	(6,225)	(2,160)	(181,737)	(52,619)
Net increase (decrease)	(799)	4,802	$ (27,102)	$ 124,683

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth Opportunities Fund (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth Opportunities Fund as of November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 11, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Growth Opportunities (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

John B. McDowell (46)

Year of Election or Appointment: 2002

Vice President of Advisor Growth Opportunities. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Bettina Doulton (40)

Year of Election or Appointment: 2000

Vice President of Advisor Growth Opportunities. Ms. Doulton is also Vice President of another fund advised by FMR. Prior to assuming her current responsibilities, Ms. Doulton managed a variety of Fidelity funds.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor Growth Opportunities. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Growth Opportunities. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Growth Opportunities. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Growth Opportunities. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Growth Opportunities. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Growth Opportunities. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Growth Opportunities. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1987 Assistant Treasurer of Advisor Growth Opportunities. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Growth Opportunities. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Growth Opportunities. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Growth Opportunities. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-
2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Growth Opportunities. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

Class A and Class T designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A and Class T designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 17, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	16,294,841,572.46	67.846
Against	4,036,653,996.81	16.807
Abstain	993,877,882.58	4.139
Broker Non-Votes	2,691,734,610.28	11.208
TOTAL	24,017,108,062.13	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	22,840,552,929.63	95.101
Withheld	1,176,555,132.50	4.899
TOTAL	24,017,108,062.13	100.000
Ralph F. Cox
Affirmative	22,814,730,343.25	94.994
Withheld	1,202,377,718.88	5.006
TOTAL	24,017,108,062.13	100.000
Laura B. Cronin
Affirmative	22,827,669,460.37	95.048
Withheld	1,189,438,601.76	4.952
TOTAL	24,017,108,062.13	100.000
Robert M. Gates
Affirmative	22,832,759,061.32	95.069
Withheld	1,184,349,000.81	4.931
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
George H. Heilmeier
Affirmative	22,837,906,059.00	95.090
Withheld	1,179,202,003.13	4.910
TOTAL	24,017,108,062.13	100.000
Abigail P. Johnson
Affirmative	22,819,456,149.99	95.013
Withheld	1,197,651,912.14	4.987
TOTAL	24,017,108,062.13	100.000
Edward C. Johnson 3d
Affirmative	22,810,259,696.01	94.975
Withheld	1,206,848,366.12	5.025
TOTAL	24,017,108,062.13	100.000
Donald J. Kirk
Affirmative	22,822,861,358.25	95.028
Withheld	1,194,246,703.88	4.972
TOTAL	24,017,108,062.13	100.000
Marie L. Knowles
Affirmative	22,840,012,715.43	95.099
Withheld	1,177,095,346.70	4.901
TOTAL	24,017,108,062.13	100.000
Ned C. Lautenbach
Affirmative	22,844,948,054.36	95.119
Withheld	1,172,160,007.77	4.881
TOTAL	24,017,108,062.13	100.000
Marvin L. Mann
Affirmative	22,823,351,253.51	95.030
Withheld	1,193,756,808.62	4.970
TOTAL	24,017,108,062.13	100.000
William O. McCoy
Affirmative	22,824,777,791.95	95.035
Withheld	1,192,330,270.18	4.965
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	22,847,253,473.29	95.129
Withheld	1,169,854,588.84	4.871
TOTAL	24,017,108,062.13	100.000
William S. Stavropoulos
Affirmative	22,836,942,275.18	95.086
Withheld	1,180,165,786.95	4.914
TOTAL	24,017,108,062.13	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

Annual Report

Annual Report

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Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.

Pittsburgh, PA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

GO-UANN-0105
1.786689.101

Fidelity® Advisor

Growth Opportunities

Fund - Institutional Class

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	4	Ned Johnson's message to shareholders.
Performance	5	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	7	An example of shareholder expenses.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	18	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	27	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	35
Trustees and Officers	36
Distributions	46
Proxy Voting Results	47

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

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Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2004	Past 1 year	Past 5 years	Past 10 years
Institutional ClassA	9.03%	-5.41%	7.02%

A Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. The initial offering of Institutional Class shares took place on July 3, 1995. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect a 0.65% 12b-1 fee.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Growth Opportunities Fund - Institutional Class on November 30, 1994. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Bettina Doulton, Portfolio Manager of Fidelity® Advisor Growth Opportunities Fund

Despite surging oil prices, a struggling job market and four interest rate hikes in a five-month span, U.S. equity markets posted solid results for the 12-month period ending November 30, 2004, and were closing in on a second straight year in the black. There was great disparity in the market during the past year. For instance, value stocks trounced their growth counterparts during the period. To illustrate, the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, small- and mid-cap stocks vastly outperformed larger-cap stocks. Energy was the best-performing sector of the market, propelled by a spike in oil prices. Conversely, technology stocks dipped lower in response to a slowdown in corporate capital spending. For the 12-month period overall, the Standard & Poor's 500SM Index returned 12.86% - slightly above its historical average. Elsewhere, the Dow Jones Industrial AverageSM rose 8.85% and the tech-heavy NASDAQ Composite® Index advanced 7.50%.

For the 12 months ending November 30, 2004, the fund's Institutional Class shares gained 9.03%, trailing both the S&P 500® and the LipperSM Growth Funds Average, which was up 9.52%. Compared to the S&P 500, the fund's overweighting in weak-performing media and semiconductor stocks hurt performance. Traditional media plays such as Spanish broadcasting company Univision and Viacom were detractors, along with technology names National Semiconductor and Analog Devices. Underweighting strong-performing energy stocks also proved to be a disappointment. Energy companies Schlumberger, BP and Baker Hughes were among the fund's top relative and absolute performers, but underweighting such names as Exxon Mobil, ChevronTexaco and ConocoPhillips largely offset those gains. Another negative was the fund's large-cap bias in a period that favored smaller-cap stocks. On the positive side, good stock selection in consumer staples and health care boosted returns, led by personal product makers such as Gillette, eye-care company Alcon and health care services provider UnitedHealth Group.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class A
Actual	$ 1,000.00	$ 1,041.20	$ 5.87**
HypotheticalA	$ 1,000.00	$ 1,019.18	$ 5.82**
Class T
Actual	$ 1,000.00	$ 1,040.70	$ 6.48
HypotheticalA	$ 1,000.00	$ 1,018.57	$ 6.43
Class B
Actual	$ 1,000.00	$ 1,036.80	$ 10.03**
HypotheticalA	$ 1,000.00	$ 1,015.03	$ 9.97**
Class C
Actual	$ 1,000.00	$ 1,038.10	$ 9.73**
HypotheticalA	$ 1,000.00	$ 1,015.33	$ 9.67**
Institutional Class
Actual	$ 1,000.00	$ 1,043.10	$ 3.83
HypotheticalA	$ 1,000.00	$ 1,021.20	$ 3.80

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.15%**
Class T	1.27%
Class B	1.97%**
Class C	1.91%**
Institutional Class	.75%

** If fees effective January 1, 2005 had been in effect during the period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Class A	1.14%
Actual		$ 5.82
HypotheticalA		$ 5.77
Class B	1.88%
Actual		$ 9.57
HypotheticalA		$ 9.52
Class C	1.88%
Actual		$ 9.58
HypotheticalA		$ 9.52

A 5% return per year before expenses

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	3.9	3.1
Bank of America Corp.	3.2	1.6
Microsoft Corp.	2.6	2.9
Exxon Mobil Corp.	2.4	2.3
American Express Co.	2.4	2.0
Gillette Co.	2.0	2.2
Merrill Lynch & Co., Inc.	1.8	1.1
American International Group, Inc.	1.8	2.6
Network Appliance, Inc.	1.8	0.8
Wal-Mart Stores, Inc.	1.7	2.1
	23.6
Top Five Market Sectors as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	20.4	18.8
Consumer Discretionary	18.4	16.9
Financials	16.7	16.9
Industrials	13.7	10.2
Health Care	10.5	15.1
Asset Allocation (% of fund's net assets)
As of November 30, 2004 *		As of May 31, 2004 **
	Stocks 97.7%		Stocks 98.6%
	Short-Term Investments and Net Other Assets 2.3%		Short-Term Investments and Net Other Assets 1.4%
* Foreign investments	4.1%	** Foreign investments	5.4%

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 18.4%
Automobiles - 0.3%
Harley-Davidson, Inc.	219,600	$ 12,697
Hotels, Restaurants & Leisure - 2.0%
Carnival Corp. unit	352,200	18,670
Hilton Hotels Corp.	1,539,830	31,813
McDonald's Corp.	219,000	6,732
Royal Caribbean Cruises Ltd.	176,500	8,772
Starwood Hotels & Resorts Worldwide, Inc. unit	614,800	32,148
		98,135
Internet & Catalog Retail - 0.8%
Amazon.com, Inc. (a)	87,700	3,480
eBay, Inc. (a)	306,600	34,477
		37,957
Leisure Equipment & Products - 0.3%
Brunswick Corp.	307,400	15,007
Media - 10.2%
Clear Channel Communications, Inc.	307,400	10,353
DreamWorks Animation SKG, Inc. Class A	98,200	3,629
Fox Entertainment Group, Inc. Class A (a)	1,795,500	52,788
Grupo Televisa SA de CV sponsored ADR	262,000	16,315
Lamar Advertising Co. Class A (a)	396,500	15,638
Martha Stewart Living Omnimedia, Inc. Class A (a)(d)	611,500	14,444
McGraw-Hill Companies, Inc.	482,000	42,286
Meredith Corp.	308,200	16,248
News Corp. Class B (d)	4,379,700	79,229
Omnicom Group, Inc.	744,600	60,313
Time Warner, Inc. (a)	1,793,100	31,756
Univision Communications, Inc. Class A (a)	2,006,800	60,405
Viacom, Inc. Class B (non-vtg.)	1,442,015	50,038
Walt Disney Co.	1,270,600	34,154
XM Satellite Radio Holdings, Inc. Class A (a)(d)	420,500	15,521
		503,117
Multiline Retail - 1.1%
Kmart Holding Corp. (a)(d)	43,700	4,494
Kohl's Corp. (a)	350,600	16,184
Nordstrom, Inc.	705,000	30,844
Target Corp.	87,600	4,487
		56,009
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 2.5%
Best Buy Co., Inc.	262,000	$ 14,772
Home Depot, Inc.	1,523,450	63,604
Lowe's Companies, Inc.	50,000	2,767
Staples, Inc.	1,408,203	44,936
		126,079
Textiles, Apparel & Luxury Goods - 1.2%
Coach, Inc. (a)	175,200	8,732
NIKE, Inc. Class B	176,100	14,909
Polo Ralph Lauren Corp. Class A	657,100	25,883
Warnaco Group, Inc. (a)	396,200	7,872
		57,396
TOTAL CONSUMER DISCRETIONARY		906,397
CONSUMER STAPLES - 7.2%
Beverages - 0.7%
PepsiCo, Inc.	569,400	28,419
The Coca-Cola Co.	168,600	6,628
		35,047
Food & Staples Retailing - 2.2%
CVS Corp.	528,400	23,974
Wal-Mart Stores, Inc.	1,630,400	84,879
		108,853
Food Products - 1.5%
Archer-Daniels-Midland Co.	1,056,000	22,387
Bunge Ltd.	572,800	30,198
Hershey Foods Corp.	395,200	20,471
		73,056
Household Products - 0.2%
Procter & Gamble Co.	197,800	10,578
Personal Products - 2.0%
Gillette Co.	2,298,200	99,949
Tobacco - 0.6%
Altria Group, Inc.	481,980	27,709
TOTAL CONSUMER STAPLES		355,192
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - 5.9%
Energy Equipment & Services - 2.5%
Baker Hughes, Inc.	485,400	$ 21,518
Halliburton Co.	1,052,000	43,500
Schlumberger Ltd. (NY Shares)	916,500	60,150
		125,168
Oil & Gas - 3.4%
BP PLC sponsored ADR	773,456	47,452
Exxon Mobil Corp.	2,329,500	119,387
		166,839
TOTAL ENERGY		292,007
FINANCIALS - 16.7%
Capital Markets - 5.8%
Charles Schwab Corp.	438,000	4,722
E*TRADE Financial Corp. (a)	2,377,500	32,952
Goldman Sachs Group, Inc.	788,400	82,593
Lehman Brothers Holdings, Inc.	351,800	29,474
Merrill Lynch & Co., Inc.	1,625,600	90,562
Morgan Stanley	878,900	44,604
		284,907
Commercial Banks - 4.4%
Bank of America Corp.	3,352,000	155,097
Wachovia Corp.	263,600	13,641
Wells Fargo & Co.	744,500	45,988
		214,726
Consumer Finance - 2.9%
American Express Co.	2,102,700	117,141
SLM Corp.	482,100	24,669
		141,810
Diversified Financial Services - 1.6%
Citigroup, Inc.	1,790,393	80,120
Insurance - 2.0%
American International Group, Inc.	1,422,128	90,092
MetLife, Inc.	281,600	10,982
		101,074
TOTAL FINANCIALS		822,637
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - 10.5%
Biotechnology - 1.0%
Genentech, Inc. (a)	517,600	$ 24,974
Genzyme Corp. - General Division (a)	264,000	14,787
OSI Pharmaceuticals, Inc. (a)	160,400	7,632
		47,393
Health Care Equipment & Supplies - 3.5%
Alcon, Inc.	283,900	21,156
Bausch & Lomb, Inc.	131,000	7,713
Becton, Dickinson & Co.	545,300	29,872
Boston Scientific Corp. (a)	264,300	9,200
C.R. Bard, Inc.	352,400	21,112
Dade Behring Holdings, Inc. (a)	352,500	18,926
Guidant Corp.	262,000	16,985
Medtronic, Inc.	491,900	23,636
St. Jude Medical, Inc. (a)	634,700	24,207
		172,807
Health Care Providers & Services - 1.5%
UnitedHealth Group, Inc.	919,700	76,197
Pharmaceuticals - 4.5%
Abbott Laboratories	481,770	20,215
Eli Lilly & Co.	43,800	2,336
Johnson & Johnson	891,600	53,781
Merck & Co., Inc.	219,100	6,139
Pfizer, Inc.	2,628,168	72,984
Schering-Plough Corp.	524,000	9,353
Wyeth	1,369,300	54,594
		219,402
TOTAL HEALTH CARE		515,799
INDUSTRIALS - 13.7%
Aerospace & Defense - 2.8%
Honeywell International, Inc.	1,537,100	54,306
Lockheed Martin Corp.	264,200	16,074
Northrop Grumman Corp.	396,200	22,318
The Boeing Co.	835,900	44,779
		137,477
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Air Freight & Logistics - 2.7%
FedEx Corp.	878,200	$ 83,455
United Parcel Service, Inc. Class B	616,500	51,878
		135,333
Airlines - 0.4%
Southwest Airlines Co.	1,227,100	19,302
Commercial Services & Supplies - 0.2%
Monster Worldwide, Inc. (a)	319,000	8,993
Construction & Engineering - 0.5%
Fluor Corp.	440,500	22,862
Industrial Conglomerates - 6.2%
3M Co.	668,900	53,238
General Electric Co.	5,431,550	192,059
Tyco International Ltd.	1,757,100	59,689
		304,986
Machinery - 0.9%
Caterpillar, Inc.	218,400	19,995
Deere & Co.	352,400	25,278
		45,273
TOTAL INDUSTRIALS		674,226
INFORMATION TECHNOLOGY - 20.4%
Communications Equipment - 5.8%
Avaya, Inc. (a)	576,200	9,461
Cisco Systems, Inc. (a)	3,716,900	69,543
Extreme Networks, Inc. (a)	1,113,700	7,607
Juniper Networks, Inc. (a)	3,066,000	84,407
Motorola, Inc.	2,446,000	47,110
QUALCOMM, Inc.	1,659,800	69,081
		287,209
Computers & Peripherals - 4.1%
Dell, Inc. (a)	1,471,900	59,641
Diebold, Inc.	660,900	35,160
EMC Corp. (a)	1,409,300	18,913
Network Appliance, Inc. (a)	2,978,200	89,823
		203,537
Electronic Equipment & Instruments - 0.3%
CDW Corp.	192,700	12,664
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 1.4%
Yahoo!, Inc. (a)	1,883,300	$ 70,850
Office Electronics - 0.4%
Xerox Corp. (a)	1,357,800	20,801
Semiconductors & Semiconductor Equipment - 4.1%
Altera Corp. (a)	87,400	1,982
Analog Devices, Inc.	810,700	29,955
Intel Corp.	2,763,690	61,768
KLA-Tencor Corp. (a)	120,800	5,443
National Semiconductor Corp. (a)	2,385,000	36,872
Texas Instruments, Inc.	2,096,500	50,693
Xilinx, Inc.	418,300	13,059
		199,772
Software - 4.3%
Microsoft Corp.	4,843,680	129,859
Oracle Corp. (a)	1,621,100	20,523
Red Hat, Inc. (a)	865,864	12,538
Symantec Corp. (a)	764,217	48,765
		211,685
TOTAL INFORMATION TECHNOLOGY		1,006,518
MATERIALS - 2.7%
Chemicals - 2.4%
Dow Chemical Co.	980,000	49,461
Monsanto Co.	460,500	21,192
Praxair, Inc.	1,056,700	47,446
		118,099
Metals & Mining - 0.1%
Alcoa, Inc.	175,700	5,970
Paper & Forest Products - 0.2%
International Paper Co.	218,300	9,064
TOTAL MATERIALS		133,133
TELECOMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 1.9%
SBC Communications, Inc.	1,684,040	42,387
Verizon Communications, Inc.	1,270,100	52,366
		94,753
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.3%
Nextel Communications, Inc. Class A (a)	308,400	$ 8,777
SpectraSite, Inc. (a)	131,800	7,639
		16,416
TOTAL TELECOMMUNICATION SERVICES		111,169
TOTAL COMMON STOCKS (Cost $4,287,063)		4,817,078
Money Market Funds - 1.8%

Fidelity Cash Central Fund, 1.98% (b)	34,886,938	34,887
Fidelity Securities Lending Cash Central Fund, 2.00% (b)(c)	57,364,300	57,364
TOTAL MONEY MARKET FUNDS (Cost $92,251)		92,251
Cash Equivalents - 0.1%
	Maturity Amount (000s)
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.95%, dated 11/30/04 due 12/1/04) (Cost $3,767)	$ 3,767	3,767
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $4,383,081)		4,913,096
NET OTHER ASSETS - 0.4%		18,804
NET ASSETS - 100%		$ 4,931,900
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Income Tax Information
At November 30, 2004, the fund had a capital loss carryforward of approximately $1,256,311,000 of which $188,074,000 and $1,068,237,000 will expire on November 30, 2009 and 2010, respectively.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2004

Assets
Investment in securities, at value (including securities loaned of $56,073 and repurchase agreements of $3,767) (cost $4,383,081) - See accompanying schedule		$ 4,913,096
Cash		1
Receivable for investments sold		83,484
Receivable for fund shares sold		1,811
Dividends receivable		20,942
Interest receivable		70
Prepaid expenses		22
Other affiliated receivables		80
Other receivables		394
Total assets		5,019,900

Liabilities
Payable for investments purchased	$ 8,766
Payable for fund shares redeemed	16,209
Accrued management fee	2,052
Distribution fees payable	2,121
Other affiliated payables	1,448
Other payables and accrued expenses	40
Collateral on securities loaned, at value	57,364
Total liabilities		88,000

Net Assets		$ 4,931,900
Net Assets consist of:
Paid in capital		$ 5,697,189
Undistributed net investment income		13,264
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,308,568)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		530,015
Net Assets		$ 4,931,900

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($269,608 ÷ 9,191 shares)	$ 29.33

Maximum offering price per share (100/94.25 of $29.33)	$ 31.12
Class T: Net Asset Value and redemption price per share ($3,786,210 ÷ 127,617 shares)	$ 29.67

Maximum offering price per share (100/96.50 of $29.67)	$ 30.75
Class B: Net Asset Value and offering price per share ($450,859 ÷ 15,707 shares) A	$ 28.70

Class C: Net Asset Value and offering price per share ($114,025 ÷ 3,952 shares) A	$ 28.85

Institutional Class: Net Asset Value, offering price and redemption price per share ($311,198 ÷ 10,449 shares)	$ 29.78

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands	Year ended November 30, 2004

Investment Income
Dividends		$ 69,229
Special Dividends		14,531
Interest		1,368
Security lending		303
Total income		85,431

Expenses
Management fee Basic fee	$ 31,285
Performance adjustment	(3,745)
Transfer agent fees	14,253
Distribution fees	27,999
Accounting and security lending fees	1,136
Non-interested trustees' compensation	29
Appreciation in deferred trustee compensation account	25
Custodian fees and expenses	83
Registration fees	142
Audit	69
Legal	235
Interest	1
Miscellaneous	552
Total expenses before reductions	72,064
Expense reductions	(1,212)	70,852
Net investment income (loss)		14,579
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	514,812
Foreign currency transactions	5
Futures contracts	12,421
Total net realized gain (loss)		527,238
Change in net unrealized appreciation (depreciation) on: Investment securities	(101,620)
Assets and liabilities in foreign currencies	(19)
Futures contracts	(4,271)
Total change in net unrealized appreciation (depreciation)		(105,910)
Net gain (loss)		421,328
Net increase (decrease) in net assets resulting from operations		$ 435,907

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2004	Year ended November 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 14,579	$ 12,053
Net realized gain (loss)	527,238	543,754
Change in net unrealized appreciation (depreciation)	(105,910)	215,618
Net increase (decrease) in net assets resulting from operations	435,907	771,425
Distributions to shareholders from net investment income	(9,528)	(27,646)
Share transactions - net increase (decrease)	(1,313,513)	(900,220)
Total increase (decrease) in net assets	(887,134)	(156,441)

Net Assets
Beginning of period	5,819,034	5,975,475
End of period (including undistributed net investment income of $13,264 and undistributed net investment income of $8,239, respectively)	$ 4,931,900	$ 5,819,034

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 27.09	$ 23.61	$ 28.39	$ 37.41	$ 50.61
Income from Investment Operations
Net investment income (loss) C	.12 D	.10	.14	.20	.08
Net realized and unrealized gain (loss)	2.20	3.55	(4.66)	(5.26)	(7.65)
Total from investment operations	2.32	3.65	(4.52)	(5.06)	(7.57)
Distributions from net investment income	(.08)	(.17)	(.26)	-	(.50)
Distributions from net realized gain	-	-	-	(3.96)	(5.13)
Total distributions	(.08)	(.17)	(.26)	(3.96)	(5.63)
Net asset value, end of period	$ 29.33	$ 27.09	$ 23.61	$ 28.39	$ 37.41
Total Return A, B	8.59%	15.61%	(16.06)%	(15.23)%	(16.86)%
Ratios to Average Net Assets E
Expenses before expense reductions	1.15%	1.00%	.77%	.78%	.87%
Expenses net of voluntary waivers, if any	1.15%	1.00%	.77%	.78%	.87%
Expenses net of all reductions	1.13%	.96%	.73%	.75%	.84%
Net investment income (loss)	.44%	.41%	.57%	.67%	.17%
Supplemental Data
Net assets, end of period (in millions)	$ 270	$ 219	$ 202	$ 320	$ 452
Portfolio turnover rate	61%	59%	55%	79%	110%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.08 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 27.40	$ 23.85	$ 28.64	$ 37.76	$ 50.96
Income from Investment Operations
Net investment income (loss) C	.09 D	.07	.11	.16	- F
Net realized and unrealized gain (loss)	2.22	3.60	(4.71)	(5.32)	(7.72)
Total from investment operations	2.31	3.67	(4.60)	(5.16)	(7.72)
Distributions from net investment income	(.04)	(.12)	(.19)	-	(.35)
Distributions from net realized gain	-	-	-	(3.96)	(5.13)
Total distributions	(.04)	(.12)	(.19)	(3.96)	(5.48)
Net asset value, end of period	$ 29.67	$ 27.40	$ 23.85	$ 28.64	$ 37.76
Total Return A, B	8.44%	15.50%	(16.16)%	(15.37)%	(17.01)%
Ratios to Average Net Assets E
Expenses before expense reductions	1.29%	1.12%	.90%	.93%	1.05%
Expenses net of voluntary waivers, if any	1.29%	1.12%	.90%	.93%	1.05%
Expenses net of all reductions	1.26%	1.09%	.86%	.90%	1.03%
Net investment income (loss)	.31%	.28%	.44%	.52%	(.01)%
Supplemental Data
Net assets, end of period (in millions)	$ 3,786	$ 4,578	$ 4,878	$ 8,136	$ 13,813
Portfolio turnover rate	61%	59%	55%	79%	110%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.08 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 26.65	$ 23.24	$ 27.91	$ 37.11	$ 50.25
Income from Investment Operations
Net investment income (loss) C	(.11) D	(.10)	(.06)	(.04)	(.26)
Net realized and unrealized gain (loss)	2.16	3.51	(4.61)	(5.20)	(7.59)
Total from investment operations	2.05	3.41	(4.67)	(5.24)	(7.85)
Distributions from net investment income	-	-	-	-	(.16)
Distributions from net realized gain	-	-	-	(3.96)	(5.13)
Total distributions	-	-	-	(3.96)	(5.29)
Net asset value, end of period	$ 28.70	$ 26.65	$ 23.24	$ 27.91	$ 37.11
Total Return A, B	7.69%	14.67%	(16.73)%	(15.91)%	(17.49)%
Ratios to Average Net Assets E
Expenses before expense reductions	1.98%	1.81%	1.57%	1.57%	1.64%
Expenses net of voluntary waivers, if any	1.98%	1.81%	1.57%	1.57%	1.64%
Expenses net of all reductions	1.96%	1.77%	1.53%	1.54%	1.62%
Net investment income (loss)	(.39)%	(.41)%	(.24)%	(.13)%	(.60)%
Supplemental Data
Net assets, end of period (in millions)	$ 451	$ 582	$ 598	$ 939	$ 1,437
Portfolio turnover rate	61%	59%	55%	79%	110%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.07 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 26.75	$ 23.32	$ 27.99	$ 37.19	$ 50.39
Income from Investment Operations
Net investment income (loss) C	(.09) D	(.09)	(.05)	(.03)	(.25)
Net realized and unrealized gain (loss)	2.19	3.52	(4.62)	(5.21)	(7.61)
Total from investment operations	2.10	3.43	(4.67)	(5.24)	(7.86)
Distributions from net investment income	-	-	-	-	(.21)
Distributions from net realized gain	-	-	-	(3.96)	(5.13)
Total distributions	-	-	-	(3.96)	(5.34)
Net asset value, end of period	$ 28.85	$ 26.75	$ 23.32	$ 27.99	$ 37.19
Total Return A, B	7.85%	14.71%	(16.68)%	(15.87)%	(17.48)%
Ratios to Average Net Assets E
Expenses before expense reductions	1.93%	1.77%	1.53%	1.53%	1.61%
Expenses net of voluntary waivers, if any	1.93%	1.77%	1.53%	1.53%	1.61%
Expenses net of all reductions	1.90%	1.74%	1.49%	1.50%	1.59%
Net investment income (loss)	(.33)%	(.37)%	(.20)%	(.08)%	(.57)%
Supplemental Data
Net assets, end of period (in millions)	$ 114	$ 131	$ 142	$ 232	$ 400
Portfolio turnover rate	61%	59%	55%	79%	110%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.07 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 27.51	$ 24.00	$ 28.87	$ 37.85	$ 51.10
Income from Investment Operations
Net investment income (loss) B	.24 C	.21	.25	.33	.22
Net realized and unrealized gain (loss)	2.23	3.59	(4.73)	(5.35)	(7.72)
Total from investment operations	2.47	3.80	(4.48)	(5.02)	(7.50)
Distributions from net investment income	(.20)	(.29)	(.39)	-	(.62)
Distributions from net realized gain	-	-	-	(3.96)	(5.13)
Total distributions	(.20)	(.29)	(.39)	(3.96)	(5.75)
Net asset value, end of period	$ 29.78	$ 27.51	$ 24.00	$ 28.87	$ 37.85
Total Return A	9.03%	16.10%	(15.71)%	(14.92)%	(16.58)%
Ratios to Average Net Assets D
Expenses before expense reductions	.75%	.57%	.38%	.40%	.53%
Expenses net of voluntary waivers, if any	.75%	.57%	.38%	.40%	.53%
Expenses net of all reductions	.73%	.54%	.34%	.37%	.51%
Net investment income (loss)	.84%	.83%	.96%	1.05%	.51%
Supplemental Data
Net assets, end of period (in millions)	$ 311	$ 309	$ 155	$ 187	$ 346
Portfolio turnover rate	61%	59%	55%	79%	110%
A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.08 per share.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Growth Opportunities Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 766,512
Unrealized depreciation	(288,755)
Net unrealized appreciation (depreciation)	477,757
Undistributed ordinary income	13,506
Capital loss carryforward	(1,256,311)

Cost for federal income tax purposes	$ 4,435,339

The tax character of distributions paid was as follows:

	November 30, 2004	November 30, 2003
Ordinary Income	$ 9,528	$ 27,646

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Repurchase Agreements - continued

segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $3,242,436 and $4,379,649, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .51% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 589	$ 2
Class T	.25%	.25%	20,887	231
Class B	.75%	.25%	5,290	3,971
Class C	.75%	.25%	1,233	57
			$ 27,999	$ 4,261

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 41
Class T	128
Class B*	783
Class C*	5
$ 957

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 831.35
Class T	9,906.24
Class B	2,295.43
Class C	465.38
Institutional Class	756.20
	$ 14,253

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,340 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $196 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. At period end, there were no interfund loans outstanding. The fund's activity in this program during the period was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Earned (included in interest income)	Interest Expense
Borrower	$ 10,008	1.96%	-	$ 1

Annual Report

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $1,211 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 1

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2004	2003
From net investment income
Class A	$ 643	$ 1,452
Class T	6,627	24,334
Institutional Class	2,258	1,860
Total	$ 9,528	$ 27,646

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2004	2003	2004	2003
Class A
Shares sold	3,302	1,358	$ 92,621	$ 33,114
Reinvestment of distributions	23	62	621	1,390
Shares redeemed	(2,223)	(1,904)	(62,479)	(45,323)
Net increase (decrease)	1,102	(484)	$ 30,763	$ (10,819)
Class T
Shares sold	10,950	18,565	$ 311,969	$ 447,669
Reinvestment of distributions	228	1,021	6,317	23,039
Shares redeemed	(50,642)	(57,019)	(1,440,676)	(1,366,168)
Net increase (decrease)	(39,464)	(37,433)	$ (1,122,390)	$ (895,460)
Class B
Shares sold	446	753	$ 12,361	$ 17,814
Shares redeemed	(6,563)	(4,659)	(180,999)	(108,159)
Net increase (decrease)	(6,117)	(3,906)	$ (168,638)	$ (90,345)
Class C
Shares sold	337	514	$ 9,362	$ 12,259
Shares redeemed	(1,281)	(1,724)	(35,508)	(40,538)
Net increase (decrease)	(944)	(1,210)	$ (26,146)	$ (28,279)
Institutional Class
Shares sold	5,348	6,883	$ 152,466	$ 175,526
Reinvestment of distributions	78	79	2,169	1,776
Shares redeemed	(6,225)	(2,160)	(181,737)	(52,619)
Net increase (decrease)	(799)	4,802	$ (27,102)	$ 124,683

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth Opportunities Fund (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth Opportunities Fund as of November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 11, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Growth Opportunities (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

John B. McDowell (46)

Year of Election or Appointment: 2002

Vice President of Advisor Growth Opportunities. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Bettina Doulton (40)

Year of Election or Appointment: 2000

Vice President of Advisor Growth Opportunities. Ms. Doulton is also Vice President of another fund advised by FMR. Prior to assuming her current responsibilities, Ms. Doulton managed a variety of Fidelity funds.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor Growth Opportunities. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Growth Opportunities. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Growth Opportunities. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Growth Opportunities. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Growth Opportunities. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Growth Opportunities. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Growth Opportunities. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1987 Assistant Treasurer of Advisor Growth Opportunities. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Growth Opportunities. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Growth Opportunities. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Growth Opportunities. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-
2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Growth Opportunities. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2003 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 17, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	16,294,841,572.46	67.846
Against	4,036,653,996.81	16.807
Abstain	993,877,882.58	4.139
Broker Non-Votes	2,691,734,610.28	11.208
TOTAL	24,017,108,062.13	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	22,840,552,929.63	95.101
Withheld	1,176,555,132.50	4.899
TOTAL	24,017,108,062.13	100.000
Ralph F. Cox
Affirmative	22,814,730,343.25	94.994
Withheld	1,202,377,718.88	5.006
TOTAL	24,017,108,062.13	100.000
Laura B. Cronin
Affirmative	22,827,669,460.37	95.048
Withheld	1,189,438,601.76	4.952
TOTAL	24,017,108,062.13	100.000
Robert M. Gates
Affirmative	22,832,759,061.32	95.069
Withheld	1,184,349,000.81	4.931
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
George H. Heilmeier
Affirmative	22,837,906,059.00	95.090
Withheld	1,179,202,003.13	4.910
TOTAL	24,017,108,062.13	100.000
Abigail P. Johnson
Affirmative	22,819,456,149.99	95.013
Withheld	1,197,651,912.14	4.987
TOTAL	24,017,108,062.13	100.000
Edward C. Johnson 3d
Affirmative	22,810,259,696.01	94.975
Withheld	1,206,848,366.12	5.025
TOTAL	24,017,108,062.13	100.000
Donald J. Kirk
Affirmative	22,822,861,358.25	95.028
Withheld	1,194,246,703.88	4.972
TOTAL	24,017,108,062.13	100.000
Marie L. Knowles
Affirmative	22,840,012,715.43	95.099
Withheld	1,177,095,346.70	4.901
TOTAL	24,017,108,062.13	100.000
Ned C. Lautenbach
Affirmative	22,844,948,054.36	95.119
Withheld	1,172,160,007.77	4.881
TOTAL	24,017,108,062.13	100.000
Marvin L. Mann
Affirmative	22,823,351,253.51	95.030
Withheld	1,193,756,808.62	4.970
TOTAL	24,017,108,062.13	100.000
William O. McCoy
Affirmative	22,824,777,791.95	95.035
Withheld	1,192,330,270.18	4.965
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	22,847,253,473.29	95.129
Withheld	1,169,854,588.84	4.871
TOTAL	24,017,108,062.13	100.000
William S. Stavropoulos
Affirmative	22,836,942,275.18	95.086
Withheld	1,180,165,786.95	4.914
TOTAL	24,017,108,062.13	100.000
* Denotes trust-wide proposals and voting results.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.

Pittsburgh, PA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

GOI-UANN-0105
1.786690.101

Fidelity® Advisor

Mid Cap

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2004	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge) B	11.06%	10.32%	14.53%
Class T (incl. 3.50% sales charge)	13.54%	10.66%	14.70%
Class B (incl. contingent deferred sales charge) C	11.87%	10.53%	14.67%
Class C (incl. contingent deferred sales charge) D	15.96%	10.84%	14.46%

A From February 20, 1996.

B Class A's 12b-1 fee may have ranged over time between 0.25% and 0.35%, as an equivalent amount of brokerage commissions of up to 0.10% of the class's average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003, have been used to pay distribution expenses. Class A's 12b-1 plan currently authorizes a 0.25% 12b-1 fee. The initial offering of Class A shares took place on September 3, 1996. Returns prior to September 3, 1996, are those of Class T and reflect a 0.50% 12b-1 fee.

C Class B shares' contingent deferred sales charges included in the past one year, past five year and life of fund total return figures are 5%, 2% and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns prior to November 3, 1997, are those of Class B and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charges included in the past one year, past five year and life of fund total return figures are 1%, 0% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Mid Cap Fund - Class T on February 20, 1996, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's® Midcap 400 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Peter Saperstone, Portfolio Manager of Fidelity® Advisor Mid Cap Fund

Despite surging oil prices, a struggling job market and four interest rate hikes in a five-month span, U.S. equity markets posted solid results for the 12-month period ending November 30, 2004, and were closing in on a second straight year in the black. There was great disparity in the market during the past year. For instance, value stocks trounced their growth counterparts during the period. To illustrate, the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, small- and mid-cap stocks vastly outperformed larger-cap stocks. Energy was the best-performing sector of the market, propelled by a spike in oil prices. Conversely, technology stocks dipped lower in response to a slowdown in corporate capital spending. For the 12-month period overall, the Standard & Poor's 500SM Index returned 12.86% - slightly above its historical average. Elsewhere, the Dow Jones Industrial AverageSM rose 8.87% and the tech-heavy NASDAQ Composite® Index advanced 7.50%.

For the 12 months ending November 30, 2004, the fund's Class A, Class T, Class B and Class C shares returned 17.84%, 17.66%, 16.87% and 16.96%, respectively, easily surpassing the 13.69% return of the Standard & Poor's® MidCap 400 Index and the 12.52% return of the LipperSM Mid-Cap Funds Average. Consumer durables and telecommunication services were among many groups in which stock picking helped performance versus the index. Looking at individual contributors, Harmon International increased its share of the lucrative market for automobile infotainment software. Another standout - Citizens Communications - declared a generous regular dividend as well as a special one-time dividend. On the other hand, my picks in transportation, capital goods, and food and staples retailing detracted from performance compared with the index. Career Education was the largest relative detractor, hampered by lawsuits alleging the company inflated enrollment and graduation figures. Supermarket chain Safeway also weighed on the fund's performance, as the company's prospects were hurt by a labor strike and a subsequent loss of business.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class A
Actual	$ 1,000.00	$ 1,112.90	$ 6.23
Hypothetical A	$ 1,000.00	$ 1,019.03	$ 5.97
Class T
Actual	$ 1,000.00	$ 1,112.10	$ 6.97
Hypothetical A	$ 1,000.00	$ 1,018.32	$ 6.68
Class B
Actual	$ 1,000.00	$ 1,108.20	$ 10.44
Hypothetical A	$ 1,000.00	$ 1,014.98	$ 10.02
Class C
Actual	$ 1,000.00	$ 1,108.50	$ 10.12
Hypothetical A	$ 1,000.00	$ 1,015.28	$ 9.72
Institutional Class
Actual	$ 1,000.00	$ 1,115.10	$ 4.23
Hypothetical A	$ 1,000.00	$ 1,020.95	$ 4.05

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.18%
Class T	1.32%
Class B	1.98%
Class C	1.92%
Institutional Class	.80%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Harman International Industries, Inc.	5.9	4.3
Nextel Communications, Inc. Class A	5.5	5.4
Royal Caribbean Cruises Ltd.	3.5	4.4
Citizens Communications Co.	3.2	2.6
Fisher Scientific International, Inc.	3.0	2.5
Career Education Corp.	3.0	4.1
NTL, Inc.	2.7	1.4
Potash Corp. of Saskatchewan	2.7	0.0
Safeway, Inc.	2.4	2.8
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	2.2	3.5
	34.1
Top Five Market Sectors as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	18.1	24.5
Telecommunication Services	15.9	11.8
Industrials	15.0	19.7
Materials	14.2	4.7
Energy	10.5	6.2
Asset Allocation (% of fund's net assets)
As of November 30, 2004 *		As of May 31, 2004 **
	Stocks 92.1%		Stocks 99.7%
	Short-Term Investments and Net Other Assets 7.9%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	19.5%	** Foreign investments	19.0%

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Common Stocks - 92.1%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 18.1%
Hotels, Restaurants & Leisure - 5.4%
Royal Caribbean Cruises Ltd.	5,977,800	$ 297,097
Wendy's International, Inc.	3,955,300	141,086
Wynn Resorts Ltd. (a)(d)	329,163	19,121
		457,304
Household Durables - 5.9%
Harman International Industries, Inc. (e)	4,069,900	499,988
Media - 5.6%
Cumulus Media, Inc. Class A (a)	1,000,167	15,283
Entercom Communications Corp. Class A (a)	622,600	22,426
Lamar Advertising Co. Class A (a)	1,025,436	40,443
NTL, Inc. (a)	3,335,624	232,093
Omnicom Group, Inc.	1,634,800	132,419
Salem Communications Corp. Class A (a)(e)	1,085,439	26,658
		469,322
Specialty Retail - 1.2%
RadioShack Corp.	1,274,300	40,230
Tiffany & Co., Inc.	2,039,600	62,412
		102,642
TOTAL CONSUMER DISCRETIONARY		1,529,256
CONSUMER STAPLES - 6.1%
Beverages - 1.7%
Adolph Coors Co. Class B (e)	1,881,700	140,939
Food & Staples Retailing - 2.4%
Safeway, Inc. (a)	10,631,600	204,977
Food Products - 2.0%
Archer-Daniels-Midland Co.	3,349,100	71,001
Bunge Ltd.	1,850,300	97,548
		168,549
TOTAL CONSUMER STAPLES		514,465
ENERGY - 10.5%
Energy Equipment & Services - 9.9%
Baker Hughes, Inc.	448,500	19,882
BJ Services Co.	1,860,000	94,246
ENSCO International, Inc.	2,422,700	75,855
Grant Prideco, Inc. (a)	4,451,407	95,928
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Equipment & Services - continued
National-Oilwell, Inc. (a)	2,694,562	$ 97,543
Noble Corp. (a)	3,099,500	150,171
Tenaris SA sponsored ADR	861,000	43,446
Varco International, Inc. (a)(e)	5,106,400	151,864
Weatherford International Ltd. (a)	2,003,202	106,931
		835,866
Oil & Gas - 0.6%
Frontline Ltd. (f)	741,550	44,865
Ship Finance International Ltd.	98,873	2,477
		47,342
TOTAL ENERGY		883,208
FINANCIALS - 2.7%
Diversified Financial Services - 1.1%
Archipelago Holdings, Inc.	1,874,100	41,699
CapitalSource, Inc. (a)	2,357,400	54,692
		96,391
Insurance - 1.1%
AMBAC Financial Group, Inc.	1,156,200	94,034
Real Estate - 0.5%
Equity Residential (SBI)	1,126,000	37,957
TOTAL FINANCIALS		228,382
HEALTH CARE - 7.0%
Biotechnology - 0.4%
Millennium Pharmaceuticals, Inc. (a)	2,490,800	31,434
Momenta Pharmaceuticals, Inc.	328,800	2,660
		34,094
Health Care Equipment & Supplies - 6.6%
Baxter International, Inc.	4,556,600	144,216
Cytyc Corp. (a)	4,617,300	123,928
Fisher Scientific International, Inc. (a)	4,475,668	253,054
Kinetic Concepts, Inc.	570,900	36,206
		557,404
TOTAL HEALTH CARE		591,498
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - 15.0%
Aerospace & Defense - 2.2%
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	6,608,311	$ 184,834
Airlines - 2.5%
Ryanair Holdings PLC sponsored ADR (a)(d)	2,630,600	102,988
Southwest Airlines Co.	2,656,000	41,779
WestJet Airlines Ltd. (a)(e)	7,254,700	68,207
		212,974
Commercial Services & Supplies - 6.5%
Career Education Corp. (a)(e)	6,411,000	249,388
Cendant Corp.	3,606,300	81,755
R.R. Donnelley & Sons Co.	4,120,147	142,969
Universal Technical Institute, Inc. (e)	2,146,500	71,478
		545,590
Construction & Engineering - 1.2%
Dycom Industries, Inc. (a)	1,065,300	31,043
Fluor Corp.	1,427,400	74,082
		105,125
Machinery - 1.0%
Pentair, Inc.	2,186,400	87,500
Road & Rail - 1.6%
Burlington Northern Santa Fe Corp. (a)	1,525,700	68,718
Norfolk Southern Corp.	1,911,500	65,622
		134,340
TOTAL INDUSTRIALS		1,270,363
INFORMATION TECHNOLOGY - 2.6%
Communications Equipment - 0.1%
Research In Motion Ltd. (a)	96,100	8,493
Electronic Equipment & Instruments - 1.4%
Symbol Technologies, Inc.	7,636,300	115,766
IT Services - 0.5%
BearingPoint, Inc. (a)	5,004,158	43,536
Software - 0.6%
Electronic Arts, Inc. (a)	146,875	7,182
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Macrovision Corp. (a)	77,753	$ 2,064
NAVTEQ Corp.	1,043,426	45,024
		54,270
TOTAL INFORMATION TECHNOLOGY		222,065
MATERIALS - 14.2%
Chemicals - 8.4%
Agrium, Inc.	3,378,300	63,381
Lyondell Chemical Co.	4,900,400	137,505
Monsanto Co.	3,775,100	173,730
Mosaic Co. (a)	3,825,000	66,479
Potash Corp. of Saskatchewan	2,948,600	226,251
Syngenta AG sponsored ADR	2,130,200	45,267
		712,613
Construction Materials - 0.2%
Vulcan Materials Co.	277,900	14,409
Containers & Packaging - 0.8%
Pactiv Corp. (a)	2,506,000	62,274
Metals & Mining - 4.8%
Freeport-McMoRan Copper & Gold, Inc. Class B	2,190,100	85,699
Harmony Gold Mining Co. Ltd. sponsored ADR (d)	5,678,600	59,512
Newmont Mining Corp.	3,093,500	146,477
Peabody Energy Corp.	1,403,300	116,474
		408,162
TOTAL MATERIALS		1,197,458
TELECOMMUNICATION SERVICES - 15.9%
Diversified Telecommunication Services - 4.9%
Citizens Communications Co. (e)	18,884,630	270,050
Philippine Long Distance Telephone Co. sponsored ADR (a)	557,600	13,672
PT Indosat Tbk sponsored ADR (d)	2,104,900	67,020
Telewest Global, Inc. (a)	1,575,900	23,071
TELUS Corp. (non-vtg.) (a)	1,731,000	44,415
		418,228
Wireless Telecommunication Services - 11.0%
American Tower Corp. Class A (a)	8,546,910	154,955
Hutchison Telecommunications International Ltd. ADR	10,955,200	132,887
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Communications, Inc. Class A (a)	16,269,300	$ 463,024
SpectraSite, Inc. (a)(e)	3,047,597	176,639
		927,505
TOTAL TELECOMMUNICATION SERVICES		1,345,733
TOTAL COMMON STOCKS (Cost $6,228,765)		7,782,428
Money Market Funds - 9.1%

Fidelity Cash Central Fund, 1.98% (b)	628,250,191	628,250
Fidelity Securities Lending Cash Central Fund, 2% (b)(c)	138,726,850	138,727
TOTAL MONEY MARKET FUNDS (Cost $766,977)		766,977
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $6,995,742)		8,549,405
NET OTHER ASSETS - (1.2)%		(100,637)
NET ASSETS - 100%		$ 8,448,768
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $44,865,000 or 0.5% of net assets.

Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	80.5%
Canada	4.8%
Liberia	3.5%
Cayman Islands	3.4%
Brazil	2.2%
Bermuda	1.8%
Ireland	1.2%
Others (individually less than 1%)	2.6%
100.0%

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliates (amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Adolph Coors Co. Class B	$ -	$ 137,008	$ 3,548	$ 800	$ 140,939
Alaska Air Group, Inc.	71,906	2,922	58,314	-	-
Aramark Corp. Class B	141,899	1,903	132,508	675	-
At Road, Inc.	45,351	13,385	38,061	-	-
Atlantic Coast Airlines Holdings, Inc.	49,548	-	24,522	-	-
Career Education Corp.	-	360,539	66,878	-	249,388
Citizens Communications Co.	184,859	49,751	21,739	36,705	270,050
CNF, Inc.	62,327	54,601	149,023	1,000	-
Dick's Sporting Goods, Inc.	44,987	8,885	56,810	-	-
Harman International Industries, Inc.	249,170	38,998	998	194	499,988
HealthSouth Corp.	112,293	1,138	135,657	-	-
Reebok International Ltd.	127,460	15,502	131,347	368	-
Salem Communications Corp. Class A	16,881	11,838	-	-	26,658
SpectraSite, Inc.	-	113,861	-	-	176,639
Tsakos Energy Navigation Ltd.	19,096	-	33,383	512	-
Universal Technical Institute, Inc.	-	77,191	-	-	71,478
Varco International, Inc.	-	127,045	-	-	151,864
WestJet Airlines Ltd.	21,818	74,692	-	-	68,207
Total	$ 1,147,595	$ 1,089,259	$ 852,788	$ 40,254	$ 1,655,211

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2004

Assets
Investment in securities, at value (including securities loaned of $134,520) (cost $6,995,742) - See accompanying schedule		$ 8,549,405
Foreign currency held at value (cost $13)		14
Receivable for investments sold		101,259
Receivable for fund shares sold		6,014
Dividends receivable		6,491
Interest receivable		624
Prepaid expenses		33
Other receivables		2,322
Total assets		8,666,162

Liabilities
Payable for investments purchased	$ 55,304
Payable for fund shares redeemed	14,058
Accrued management fee	3,943
Distribution fees payable	3,531
Other affiliated payables	1,705
Other payables and accrued expenses	126
Collateral on securities loaned, at value	138,727
Total liabilities		217,394

Net Assets		$ 8,448,768
Net Assets consist of:
Paid in capital		$ 6,532,820
Undistributed net investment income		5
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		362,218
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,553,725
Net Assets		$ 8,448,768

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,479,116 ÷ 59,554 shares)	$ 24.84

Maximum offering price per share (100/94.25 of $24.84)	$ 26.36
Class T: Net Asset Value and redemption price per share ($4,698,287 ÷ 188,014 shares)	$ 24.99

Maximum offering price per share (100/96.50 of $24.99)	$ 25.90
Class B: Net Asset Value and offering price per share ($971,781 ÷ 40,541 shares) A	$ 23.97

Class C: Net Asset Value and offering price per share ($652,584 ÷ 27,189 shares) A	$ 24.00

Institutional Class: Net Asset Value, offering price and redemption price per share ($647,000 ÷ 25,397 shares)	$ 25.48

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands	Year ended November 30, 2004

Investment Income
Dividends (a) (including $7,628 received from affiliated issuers)		$ 53,909
Special Dividends (including $32,626 received from affiliated issuers)		32,626
Interest		2,947
Security lending		1,129
Total income		90,611

Expenses
Management fee	$ 41,911
Transfer agent fees	18,146
Distribution fees	38,197
Accounting and security lending fees	1,234
Non-interested trustees' compensation	38
Custodian fees and expenses	250
Registration fees	359
Audit	71
Legal	16
Interest	5
Miscellaneous	699
Total expenses before reductions	100,926
Expense reductions	(4,920)	96,006
Net investment income (loss)		(5,395)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (Including realized gain (loss) of $110,595 from affiliated issuers)	527,259
Foreign currency transactions	(476)
Total net realized gain (loss)		526,783
Change in net unrealized appreciation (depreciation) on: Investment securities	652,685
Assets and liabilities in foreign currencies	173
Total change in net unrealized appreciation (depreciation)		652,858
Net gain (loss)		1,179,641
Net increase (decrease) in net assets resulting from operations		$ 1,174,246

(a) As a result of the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, dividend income has been reduced by $1,842 with a corresponding increase to net unrealized appreciation (depreciation).

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2004	Year ended November 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (5,395)	$ (22,855)
Net realized gain (loss)	526,783	422,242
Change in net unrealized appreciation (depreciation)	652,858	886,636
Net increase (decrease) in net assets resulting from operations	1,174,246	1,286,023
Share transactions - net increase (decrease)	1,448,478	1,377,548
Total increase (decrease) in net assets	2,622,724	2,663,571

Net Assets
Beginning of period	5,826,044	3,162,473
End of period (including undistributed net investment income of $5 and $0, respectively)	$ 8,448,768	$ 5,826,044

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 21.08	$ 15.73	$ 17.95	$ 22.36	$ 17.12
Income from Investment Operations
Net investment income (loss) C	.03 D, G	(.06)	(.06) F	.08	.01
Net realized and unrealized gain (loss)	3.73	5.41	(2.10) F	(2.43)	6.63
Total from investment operations	3.76	5.35	(2.16)	(2.35)	6.64
Distributions from net investment income	-	-	(.06)	(.04)	-
Distributions from net realized gain	-	-	-	(2.02)	(1.40)
Total distributions	-	-	(.06)	(2.06)	(1.40)
Net asset value, end of period	$ 24.84	$ 21.08	$ 15.73	$ 17.95	$ 22.36
Total Return A, B	17.84%	34.01%	(12.09)%	(11.73)%	41.50%
Ratios to Average Net Assets E
Expenses before expense reductions	1.18%	1.21%	1.26%	1.16%	1.14%
Expenses net of voluntary waivers, if any	1.18%	1.21%	1.26%	1.16%	1.14%
Expenses net of all reductions	1.11%	1.07%	1.08%	1.07%	1.11%
Net investment income (loss)	.14% G	(.31)%	(.33)% F	.42%	.04%
Supplemental Data
Net assets, end of period (in millions)	$ 1,479	$ 877	$ 384	$ 233	$ 134
Portfolio turnover rate	130%	164%	221%	243%	251%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.10 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

G As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004, have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 21.24	$ 15.87	$ 18.09	$ 22.49	$ 17.19
Income from Investment Operations
Net investment income (loss) C	-D, G, H	(.09)	(.09) F	.04	(.04)
Net realized and unrealized gain (loss)	3.75	5.46	(2.13) F	(2.44)	6.69
Total from investment operations	3.75	5.37	(2.22)	(2.40)	6.65
Distributions from net realized gain	-	-	-	(2.00)	(1.35)
Net asset value, end of period	$ 24.99	$ 21.24	$ 15.87	$ 18.09	$ 22.49
Total Return A, B	17.66%	33.84%	(12.27)%	(11.86)%	41.26%
Ratios to Average Net Assets E
Expenses before expense reductions	1.32%	1.39%	1.44%	1.36%	1.35%
Expenses net of voluntary waivers, if any	1.32%	1.39%	1.44%	1.36%	1.35%
Expenses net of all reductions	1.25%	1.24%	1.26%	1.28%	1.31%
Net investment income (loss)	(.01)% G	(.48)%	(.51)% F	.21%	(.17)%
Supplemental Data
Net assets, end of period (in millions)	$ 4,698	$ 3,228	$ 1,712	$ 1,405	$ 1,270
Portfolio turnover rate	130%	164%	221%	243%	251%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.10 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

G As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004, have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

H Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 20.51	$ 15.41	$ 17.66	$ 22.06	$ 16.93
Income from Investment Operations
Net investment income (loss) C	(.14) D, G	(.18)	(.18) F	(.07)	(.15)
Net realized and unrealized gain (loss)	3.60	5.28	(2.07) F	(2.40)	6.58
Total from investment operations	3.46	5.10	(2.25)	(2.47)	6.43
Distributions from net realized gain	-	-	-	(1.93)	(1.30)
Net asset value, end of period	$ 23.97	$ 20.51	$ 15.41	$ 17.66	$ 22.06
Total Return A, B	16.87%	33.10%	(12.74)%	(12.41)%	40.45%
Ratios to Average Net Assets E
Expenses before expense reductions	1.97%	1.98%	1.98%	1.93%	1.89%
Expenses net of voluntary waivers, if any	1.97%	1.98%	1.98%	1.93%	1.89%
Expenses net of all reductions	1.91%	1.84%	1.80%	1.85%	1.85%
Net investment income (loss)	(.66)% G	(1.08)%	(1.05)% F	(.35)%	(.71)%
Supplemental Data
Net assets, end of period (in millions)	$ 972	$ 829	$ 550	$ 529	$ 406
Portfolio turnover rate	130%	164%	221%	243%	251%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.10 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

G As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004, have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 20.52	$ 15.42	$ 17.66	$ 22.08	$ 16.97
Income from Investment Operations
Net investment income (loss) C	(.13) D, G	(.18)	(.17) F	(.06)	(.15)
Net realized and unrealized gain (loss)	3.61	5.28	(2.07) F	(2.40)	6.59
Total from investment operations	3.48	5.10	(2.24)	(2.46)	6.44
Distributions from net realized gain	-	-	-	(1.96)	(1.33)
Net asset value, end of period	$ 24.00	$ 20.52	$ 15.42	$ 17.66	$ 22.08
Total Return A, B	16.96%	33.07%	(12.68)%	(12.37)%	40.47%
Ratios to Average Net Assets E
Expenses before expense reductions	1.92%	1.92%	1.93%	1.90%	1.86%
Expenses net of voluntary waivers, if any	1.92%	1.92%	1.93%	1.90%	1.86%
Expenses net of all reductions	1.85%	1.78%	1.75%	1.81%	1.82%
Net investment income (loss)	(.60)% G	(1.02)%	(1.00)%F	(.32)%	(.68)%
Supplemental Data
Net assets, end of period (in millions)	$ 653	$ 500	$ 296	$ 259	$ 187
Portfolio turnover rate	130%	164%	221%	243%	251%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.10 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

G As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004, have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 21.54	$ 16.00	$ 18.22	$ 22.63	$ 17.28
Income from Investment Operations
Net investment income (loss) B	.12 C, F	.02	.02 E	.15	.08
Net realized and unrealized gain (loss)	3.82	5.52	(2.14) E	(2.46)	6.70
Total from investment operations	3.94	5.54	(2.12)	(2.31)	6.78
Distributions from net investment income	-	-	(.10)	(.08)	-
Distributions from net realized gain	-	-	-	(2.02)	(1.43)
Total distributions	-	-	(.10)	(2.10)	(1.43)
Net asset value, end of period	$ 25.48	$ 21.54	$ 16.00	$ 18.22	$ 22.63
Total Return A	18.29%	34.63%	(11.72)%	(11.41)%	42.01%
Ratios to Average Net Assets D
Expenses before expense reductions	.79%	.81%	.82%	.82%	.83%
Expenses net of voluntary waivers, if any	.79%	.81%	.82%	.82%	.83%
Expenses net of all reductions	.73%	.66%	.64%	.73%	.79%
Net investment income (loss)	.52% F	.09%	.11% E	.76%	.35%
Supplemental Data
Net assets, end of period (in millions)	$ 647	$ 393	$ 221	$ 165	$ 90
Portfolio turnover rate	130%	164%	221%	243%	251%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.10 per share.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

F As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004, have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Mid Cap Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. Effective the close of business on July 30, 2004, the fund was closed to most new accounts. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is receorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,682,998
Unrealized depreciation	(152,172)
Net unrealized appreciation (depreciation)	1,530,826
Undistributed ordinary income	69,789
Undistributed long-term capital gain	312,626

Cost for federal income tax purposes	$ 7,018,579

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $10,068,642 and $9,238,710, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 3,055	$ 2,188
Class T	.25%	.25%	20,121	343
Class B	.75%	.25%	9,102	6,826
Class C	.75%	.25%	5,919	1,818
			$ 38,197	$ 11,175

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 945
Class T	242
Class B *	1,647
Class C *	148
$ 2,982

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 3,822.31
Class T	8,270.21
Class B	3,277.36
Class C	1,797.30
Institutional Class	980.18
	$ 18,146

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,914 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $583 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. At period end, there were no interfund loans outstanding. The fund's activity in this program during the period was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Earned (included in interest income)	Interest Expense
Borrower	$ 30,844	1.13%	$ -	$ 5

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period amounted to $14,141. The weighted average interest rate was 1.56%.

Annual Report

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $4,919 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $1.

9. Other Information.

At the end of the period, one otherwise unaffiliated shareholder was the owner of record of 10% of the total outstanding shares of the fund.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2004	2003	2004	2003
Class A
Shares sold	30,870	24,048	$ 691,574	$ 431,305
Shares redeemed	(12,925)	(6,824)	(289,762)	(119,222)
Net increase (decrease)	17,945	17,224	$ 401,812	$ 312,083
Class T
Shares sold	76,155	71,134	$ 1,720,885	$ 1,270,088
Shares redeemed	(40,102)	(27,037)	(903,626)	(469,474)
Net increase (decrease)	36,053	44,097	$ 817,259	$ 800,614
Class B
Shares sold	6,634	10,225	$ 144,106	$ 177,584
Shares redeemed	(6,500)	(5,510)	(141,048)	(90,087)
Net increase (decrease)	134	4,715	$ 3,058	$ 87,497
Class C
Shares sold	8,081	8,995	$ 175,485	$ 158,819
Shares redeemed	(5,239)	(3,835)	(113,498)	(63,679)
Net increase (decrease)	2,842	5,160	$ 61,987	$ 95,140
Institutional Class
Shares sold	11,951	8,247	$ 274,325	$ 149,392
Shares redeemed	(4,803)	(3,802)	(109,963)	(67,178)
Net increase (decrease)	7,148	4,445	$ 164,362	$ 82,214

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Mid Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Mid Cap Fund (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Mid Cap Fund as of November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 11, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Mid Cap (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Trustee of Fidelity Advisor Series I (2005). Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Trustee of Fidelity Advisor Series I (2005). Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

John B. McDowell (46)

Year of Election or Appointment: 2002

Vice President of Advisor Mid Cap. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Peter Saperstone (37)

Year of Election or Appointment: 2003

Vice President of Advisor Mid Cap. Prior to assuming his current responsibilities, Mr. Saperstone managed a variety of Fidelity funds. Mr. Saperstone also serves as Vice President of FMR (2002) and FMR Co., Inc. (2002).

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor Mid Cap. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Mid Cap. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Mid Cap. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Mid Cap. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Mid Cap. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Mid Cap. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Mid Cap. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1996 Assistant Treasurer of Advisor Mid Cap. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Mid Cap. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Mid Cap. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Mid Cap. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Mid Cap. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Mid Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	12/13/04	12/10/04	$.720
	01/10/05	01/07/05	$.450
Class T	12/13/04	12/10/04	$.720
	01/10/05	01/07/05	$.415
Class B	12/13/04	12/10/04	$.720
	01/10/05	01/07/05	$.265
Class C	12/13/04	12/10/04	$.720
	01/10/05	01/07/05	$.285

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 17, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	16,294,841,572.46	67.846
Against	4,036,653,996.81	16.807
Abstain	993,877,882.58	4.139
Broker Non-Votes	2,691,734,610.28	11.208
TOTAL	24,017,108,062.13	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	22,840,552,929.63	95.101
Withheld	1,176,555,132.50	4.899
TOTAL	24,017,108,062.13	100.000
Ralph F. Cox
Affirmative	22,814,730,343.25	94.994
Withheld	1,202,377,718.88	5.006
TOTAL	24,017,108,062.13	100.000
Laura B. Cronin
Affirmative	22,827,669,460.37	95.048
Withheld	1,189,438,601.76	4.952
TOTAL	24,017,108,062.13	100.000
Robert M. Gates
Affirmative	22,832,759,061.32	95.069
Withheld	1,184,349,000.81	4.931
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
George H. Heilmeier
Affirmative	22,837,906,059.00	95.090
Withheld	1,179,202,003.13	4.910
TOTAL	24,017,108,062.13	100.000
Abigail P. Johnson
Affirmative	22,819,456,149.99	95.013
Withheld	1,197,651,912.14	4.987
TOTAL	24,017,108,062.13	100.000
Edward C. Johnson 3d
Affirmative	22,810,259,696.01	94.975
Withheld	1,206,848,366.12	5.025
TOTAL	24,017,108,062.13	100.000
Donald J. Kirk
Affirmative	22,822,861,358.25	95.028
Withheld	1,194,246,703.88	4.972
TOTAL	24,017,108,062.13	100.000
Marie L. Knowles
Affirmative	22,840,012,715.43	95.099
Withheld	1,177,095,346.70	4.901
TOTAL	24,017,108,062.13	100.000
Ned C. Lautenbach
Affirmative	22,844,948,054.36	95.119
Withheld	1,172,160,007.77	4.881
TOTAL	24,017,108,062.13	100.000
Marvin L. Mann
Affirmative	22,823,351,253.51	95.030
Withheld	1,193,756,808.62	4.970
TOTAL	24,017,108,062.13	100.000
William O. McCoy
Affirmative	22,824,777,791.95	95.035
Withheld	1,192,330,270.18	4.965
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	22,847,253,473.29	95.129
Withheld	1,169,854,588.84	4.871
TOTAL	24,017,108,062.13	100.000
William S. Stavropoulos
Affirmative	22,836,942,275.18	95.086
Withheld	1,180,165,786.95	4.914
TOTAL	24,017,108,062.13	100.000
* Denotes trust-wide proposals and voting results.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA (Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

MC-UANN-0105
1.786695.101

Semiannual Report

Fidelity® Advisor

Mid Cap

Fund - Institutional Class

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2004	Past 1 year	Past 5 years	Life of fundA
Institutional Class	18.29%	12.08%	15.76%

A From February 20, 1996.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Mid Cap Fund - Institutional Class on February 20, 1996, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's® Midcap 400 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Peter Saperstone, Portfolio Manager of Fidelity® Advisor Mid Cap Fund

Despite surging oil prices, a struggling job market and four interest rate hikes in a five-month span, U.S. equity markets posted solid results for the 12-month period ending November 30, 2004, and were closing in on a second straight year in the black. There was great disparity in the market during the past year. For instance, value stocks trounced their growth counterparts during the period. To illustrate, the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, small- and mid-cap stocks vastly outperformed larger-cap stocks. Energy was the best-performing sector of the market, propelled by a spike in oil prices. Conversely, technology stocks dipped lower in response to a slowdown in corporate capital spending. For the 12-month period overall, the Standard & Poor's 500SM Index returned 12.86% - slightly above its historical average. Elsewhere, the Dow Jones Industrial AverageSM rose 8.87% and the tech-heavy NASDAQ Composite® Index advanced 7.50%.

For the 12 months ending November 30, 2004, the fund's Institutional Class shares returned 18.29%, easily surpassing the 13.69% return of the Standard & Poor's® MidCap 400 Index, as well as the 12.52% return of the LipperSM Mid-Cap Funds Average. Consumer durables and telecommunication services were among many groups in which stock picking helped performance versus the index. Looking at individual contributors, Harmon International increased its share of the lucrative market for automobile infotainment software. Another standout - Citizens Communications - declared a generous regular dividend as well as a special one-time dividend. On the other hand, my picks in transportation, capital goods, and food and staples retailing detracted from performance compared with the index. Career Education was the largest relative detractor, hampered by lawsuits alleging the company inflated enrollment and graduation figures. Supermarket chain Safeway also weighed on the fund's performance, as the company's prospects were hurt by a labor strike and a subsequent loss of business.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class A
Actual	$ 1,000.00	$ 1,112.90	$ 6.23
Hypothetical A	$ 1,000.00	$ 1,019.03	$ 5.97
Class T
Actual	$ 1,000.00	$ 1,112.10	$ 6.97
Hypothetical A	$ 1,000.00	$ 1,018.32	$ 6.68
Class B
Actual	$ 1,000.00	$ 1,108.20	$ 10.44
Hypothetical A	$ 1,000.00	$ 1,014.98	$ 10.02
Class C
Actual	$ 1,000.00	$ 1,108.50	$ 10.12
Hypothetical A	$ 1,000.00	$ 1,015.28	$ 9.72
Institutional Class
Actual	$ 1,000.00	$ 1,115.10	$ 4.23
Hypothetical A	$ 1,000.00	$ 1,020.95	$ 4.05

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.18%
Class T	1.32%
Class B	1.98%
Class C	1.92%
Institutional Class	.80%

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Harman International Industries, Inc.	5.9	4.3
Nextel Communications, Inc. Class A	5.5	5.4
Royal Caribbean Cruises Ltd.	3.5	4.4
Citizens Communications Co.	3.2	2.6
Fisher Scientific International, Inc.	3.0	2.5
Career Education Corp.	3.0	4.1
NTL, Inc.	2.7	1.4
Potash Corp. of Saskatchewan	2.7	0.0
Safeway, Inc.	2.4	2.8
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	2.2	3.5
	34.1
Top Five Market Sectors as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	18.1	24.5
Telecommunication Services	15.9	11.8
Industrials	15.0	19.7
Materials	14.2	4.7
Energy	10.5	6.2
Asset Allocation (% of fund's net assets)
As of November 30, 2004 *		As of May 31, 2004 **
	Stocks 92.1%		Stocks 99.7%
	Short-Term Investments and Net Other Assets 7.9%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	19.5%	** Foreign investments	19.0%

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Common Stocks - 92.1%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 18.1%
Hotels, Restaurants & Leisure - 5.4%
Royal Caribbean Cruises Ltd.	5,977,800	$ 297,097
Wendy's International, Inc.	3,955,300	141,086
Wynn Resorts Ltd. (a)(d)	329,163	19,121
		457,304
Household Durables - 5.9%
Harman International Industries, Inc. (e)	4,069,900	499,988
Media - 5.6%
Cumulus Media, Inc. Class A (a)	1,000,167	15,283
Entercom Communications Corp. Class A (a)	622,600	22,426
Lamar Advertising Co. Class A (a)	1,025,436	40,443
NTL, Inc. (a)	3,335,624	232,093
Omnicom Group, Inc.	1,634,800	132,419
Salem Communications Corp. Class A (a)(e)	1,085,439	26,658
		469,322
Specialty Retail - 1.2%
RadioShack Corp.	1,274,300	40,230
Tiffany & Co., Inc.	2,039,600	62,412
		102,642
TOTAL CONSUMER DISCRETIONARY		1,529,256
CONSUMER STAPLES - 6.1%
Beverages - 1.7%
Adolph Coors Co. Class B (e)	1,881,700	140,939
Food & Staples Retailing - 2.4%
Safeway, Inc. (a)	10,631,600	204,977
Food Products - 2.0%
Archer-Daniels-Midland Co.	3,349,100	71,001
Bunge Ltd.	1,850,300	97,548
		168,549
TOTAL CONSUMER STAPLES		514,465
ENERGY - 10.5%
Energy Equipment & Services - 9.9%
Baker Hughes, Inc.	448,500	19,882
BJ Services Co.	1,860,000	94,246
ENSCO International, Inc.	2,422,700	75,855
Grant Prideco, Inc. (a)	4,451,407	95,928
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Equipment & Services - continued
National-Oilwell, Inc. (a)	2,694,562	$ 97,543
Noble Corp. (a)	3,099,500	150,171
Tenaris SA sponsored ADR	861,000	43,446
Varco International, Inc. (a)(e)	5,106,400	151,864
Weatherford International Ltd. (a)	2,003,202	106,931
		835,866
Oil & Gas - 0.6%
Frontline Ltd. (f)	741,550	44,865
Ship Finance International Ltd.	98,873	2,477
		47,342
TOTAL ENERGY		883,208
FINANCIALS - 2.7%
Diversified Financial Services - 1.1%
Archipelago Holdings, Inc.	1,874,100	41,699
CapitalSource, Inc. (a)	2,357,400	54,692
		96,391
Insurance - 1.1%
AMBAC Financial Group, Inc.	1,156,200	94,034
Real Estate - 0.5%
Equity Residential (SBI)	1,126,000	37,957
TOTAL FINANCIALS		228,382
HEALTH CARE - 7.0%
Biotechnology - 0.4%
Millennium Pharmaceuticals, Inc. (a)	2,490,800	31,434
Momenta Pharmaceuticals, Inc.	328,800	2,660
		34,094
Health Care Equipment & Supplies - 6.6%
Baxter International, Inc.	4,556,600	144,216
Cytyc Corp. (a)	4,617,300	123,928
Fisher Scientific International, Inc. (a)	4,475,668	253,054
Kinetic Concepts, Inc.	570,900	36,206
		557,404
TOTAL HEALTH CARE		591,498
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - 15.0%
Aerospace & Defense - 2.2%
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	6,608,311	$ 184,834
Airlines - 2.5%
Ryanair Holdings PLC sponsored ADR (a)(d)	2,630,600	102,988
Southwest Airlines Co.	2,656,000	41,779
WestJet Airlines Ltd. (a)(e)	7,254,700	68,207
		212,974
Commercial Services & Supplies - 6.5%
Career Education Corp. (a)(e)	6,411,000	249,388
Cendant Corp.	3,606,300	81,755
R.R. Donnelley & Sons Co.	4,120,147	142,969
Universal Technical Institute, Inc. (e)	2,146,500	71,478
		545,590
Construction & Engineering - 1.2%
Dycom Industries, Inc. (a)	1,065,300	31,043
Fluor Corp.	1,427,400	74,082
		105,125
Machinery - 1.0%
Pentair, Inc.	2,186,400	87,500
Road & Rail - 1.6%
Burlington Northern Santa Fe Corp. (a)	1,525,700	68,718
Norfolk Southern Corp.	1,911,500	65,622
		134,340
TOTAL INDUSTRIALS		1,270,363
INFORMATION TECHNOLOGY - 2.6%
Communications Equipment - 0.1%
Research In Motion Ltd. (a)	96,100	8,493
Electronic Equipment & Instruments - 1.4%
Symbol Technologies, Inc.	7,636,300	115,766
IT Services - 0.5%
BearingPoint, Inc. (a)	5,004,158	43,536
Software - 0.6%
Electronic Arts, Inc. (a)	146,875	7,182
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Macrovision Corp. (a)	77,753	$ 2,064
NAVTEQ Corp.	1,043,426	45,024
		54,270
TOTAL INFORMATION TECHNOLOGY		222,065
MATERIALS - 14.2%
Chemicals - 8.4%
Agrium, Inc.	3,378,300	63,381
Lyondell Chemical Co.	4,900,400	137,505
Monsanto Co.	3,775,100	173,730
Mosaic Co. (a)	3,825,000	66,479
Potash Corp. of Saskatchewan	2,948,600	226,251
Syngenta AG sponsored ADR	2,130,200	45,267
		712,613
Construction Materials - 0.2%
Vulcan Materials Co.	277,900	14,409
Containers & Packaging - 0.8%
Pactiv Corp. (a)	2,506,000	62,274
Metals & Mining - 4.8%
Freeport-McMoRan Copper & Gold, Inc. Class B	2,190,100	85,699
Harmony Gold Mining Co. Ltd. sponsored ADR (d)	5,678,600	59,512
Newmont Mining Corp.	3,093,500	146,477
Peabody Energy Corp.	1,403,300	116,474
		408,162
TOTAL MATERIALS		1,197,458
TELECOMMUNICATION SERVICES - 15.9%
Diversified Telecommunication Services - 4.9%
Citizens Communications Co. (e)	18,884,630	270,050
Philippine Long Distance Telephone Co. sponsored ADR (a)	557,600	13,672
PT Indosat Tbk sponsored ADR (d)	2,104,900	67,020
Telewest Global, Inc. (a)	1,575,900	23,071
TELUS Corp. (non-vtg.) (a)	1,731,000	44,415
		418,228
Wireless Telecommunication Services - 11.0%
American Tower Corp. Class A (a)	8,546,910	154,955
Hutchison Telecommunications International Ltd. ADR	10,955,200	132,887
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Nextel Communications, Inc. Class A (a)	16,269,300	$ 463,024
SpectraSite, Inc. (a)(e)	3,047,597	176,639
		927,505
TOTAL TELECOMMUNICATION SERVICES		1,345,733
TOTAL COMMON STOCKS (Cost $6,228,765)		7,782,428
Money Market Funds - 9.1%

Fidelity Cash Central Fund, 1.98% (b)	628,250,191	628,250
Fidelity Securities Lending Cash Central Fund, 2% (b)(c)	138,726,850	138,727
TOTAL MONEY MARKET FUNDS (Cost $766,977)		766,977
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $6,995,742)		8,549,405
NET OTHER ASSETS - (1.2)%		(100,637)
NET ASSETS - 100%		$ 8,448,768
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $44,865,000 or 0.5% of net assets.

Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	80.5%
Canada	4.8%
Liberia	3.5%
Cayman Islands	3.4%
Brazil	2.2%
Bermuda	1.8%
Ireland	1.2%
Others (individually less than 1%)	2.6%
100.0%

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliates (amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Adolph Coors Co. Class B	$ -	$ 137,008	$ 3,548	$ 800	$ 140,939
Alaska Air Group, Inc.	71,906	2,922	58,314	-	-
Aramark Corp. Class B	141,899	1,903	132,508	675	-
At Road, Inc.	45,351	13,385	38,061	-	-
Atlantic Coast Airlines Holdings, Inc.	49,548	-	24,522	-	-
Career Education Corp.	-	360,539	66,878	-	249,388
Citizens Communications Co.	184,859	49,751	21,739	36,705	270,050
CNF, Inc.	62,327	54,601	149,023	1,000	-
Dick's Sporting Goods, Inc.	44,987	8,885	56,810	-	-
Harman International Industries, Inc.	249,170	38,998	998	194	499,988
HealthSouth Corp.	112,293	1,138	135,657	-	-
Reebok International Ltd.	127,460	15,502	131,347	368	-
Salem Communications Corp. Class A	16,881	11,838	-	-	26,658
SpectraSite, Inc.	-	113,861	-	-	176,639
Tsakos Energy Navigation Ltd.	19,096	-	33,383	512	-
Universal Technical Institute, Inc.	-	77,191	-	-	71,478
Varco International, Inc.	-	127,045	-	-	151,864
WestJet Airlines Ltd.	21,818	74,692	-	-	68,207
Total	$ 1,147,595	$ 1,089,259	$ 852,788	$ 40,254	$ 1,655,211

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2004

Assets
Investment in securities, at value (including securities loaned of $134,520) (cost $6,995,742) - See accompanying schedule		$ 8,549,405
Foreign currency held at value (cost $13)		14
Receivable for investments sold		101,259
Receivable for fund shares sold		6,014
Dividends receivable		6,491
Interest receivable		624
Prepaid expenses		33
Other receivables		2,322
Total assets		8,666,162

Liabilities
Payable for investments purchased	$ 55,304
Payable for fund shares redeemed	14,058
Accrued management fee	3,943
Distribution fees payable	3,531
Other affiliated payables	1,705
Other payables and accrued expenses	126
Collateral on securities loaned, at value	138,727
Total liabilities		217,394

Net Assets		$ 8,448,768
Net Assets consist of:
Paid in capital		$ 6,532,820
Undistributed net investment income		5
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		362,218
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,553,725
Net Assets		$ 8,448,768

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($1,479,116 ÷ 59,554 shares)	$ 24.84

Maximum offering price per share (100/94.25 of $24.84)	$ 26.36
Class T: Net Asset Value and redemption price per share ($4,698,287 ÷ 188,014 shares)	$ 24.99

Maximum offering price per share (100/96.50 of $24.99)	$ 25.90
Class B: Net Asset Value and offering price per share ($971,781 ÷ 40,541 shares) A	$ 23.97

Class C: Net Asset Value and offering price per share ($652,584 ÷ 27,189 shares) A	$ 24.00

Institutional Class: Net Asset Value, offering price and redemption price per share ($647,000 ÷ 25,397 shares)	$ 25.48

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands Year ended November 30, 2004

Investment Income
Dividends (a) (including $7,628 received from affiliated issuers)		$ 53,909
Special Dividends (including $32,626 received from affiliated issuers)		32,626
Interest		2,947
Security lending		1,129
Total income		90,611

Expenses
Management fee	$ 41,911
Transfer agent fees	18,146
Distribution fees	38,197
Accounting and security lending fees	1,234
Non-interested trustees' compensation	38
Custodian fees and expenses	250
Registration fees	359
Audit	71
Legal	16
Interest	5
Miscellaneous	699
Total expenses before reductions	100,926
Expense reductions	(4,920)	96,006
Net investment income (loss)		(5,395)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (Including realized gain (loss) of $110,595 from affiliated issuers)	527,259
Foreign currency transactions	(476)
Total net realized gain (loss)		526,783
Change in net unrealized appreciation (depreciation) on: Investment securities	652,685
Assets and liabilities in foreign currencies	173
Total change in net unrealized appreciation (depreciation)		652,858
Net gain (loss)		1,179,641
Net increase (decrease) in net assets resulting from operations		$ 1,174,246

(a) As a result of the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, dividend income has been reduced by $1,842 with a corresponding increase to net unrealized appreciation (depreciation).

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2004	Year ended November 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (5,395)	$ (22,855)
Net realized gain (loss)	526,783	422,242
Change in net unrealized appreciation (depreciation)	652,858	886,636
Net increase (decrease) in net assets resulting from operations	1,174,246	1,286,023
Share transactions - net increase (decrease)	1,448,478	1,377,548
Total increase (decrease) in net assets	2,622,724	2,663,571

Net Assets
Beginning of period	5,826,044	3,162,473
End of period (including undistributed net investment income of $5 and $0, respectively)	$ 8,448,768	$ 5,826,044

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 21.08	$ 15.73	$ 17.95	$ 22.36	$ 17.12
Income from Investment Operations
Net investment income (loss) C	.03 D, G	(.06)	(.06) F	.08	.01
Net realized and unrealized gain (loss)	3.73	5.41	(2.10) F	(2.43)	6.63
Total from investment operations	3.76	5.35	(2.16)	(2.35)	6.64
Distributions from net investment income	-	-	(.06)	(.04)	-
Distributions from net realized gain	-	-	-	(2.02)	(1.40)
Total distributions	-	-	(.06)	(2.06)	(1.40)
Net asset value, end of period	$ 24.84	$ 21.08	$ 15.73	$ 17.95	$ 22.36
Total Return A, B	17.84%	34.01%	(12.09)%	(11.73)%	41.50%
Ratios to Average Net Assets E
Expenses before expense reductions	1.18%	1.21%	1.26%	1.16%	1.14%
Expenses net of voluntary waivers, if any	1.18%	1.21%	1.26%	1.16%	1.14%
Expenses net of all reductions	1.11%	1.07%	1.08%	1.07%	1.11%
Net investment income (loss)	.14% G	(.31)%	(.33)% F	.42%	.04%
Supplemental Data
Net assets, end of period (in millions)	$ 1,479	$ 877	$ 384	$ 233	$ 134
Portfolio turnover rate	130%	164%	221%	243%	251%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.10 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

G As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004, have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 21.24	$ 15.87	$ 18.09	$ 22.49	$ 17.19
Income from Investment Operations
Net investment income (loss) C	-D, G, H	(.09)	(.09) F	.04	(.04)
Net realized and unrealized gain (loss)	3.75	5.46	(2.13) F	(2.44)	6.69
Total from investment operations	3.75	5.37	(2.22)	(2.40)	6.65
Distributions from net realized gain	-	-	-	(2.00)	(1.35)
Net asset value, end of period	$ 24.99	$ 21.24	$ 15.87	$ 18.09	$ 22.49
Total Return A, B	17.66%	33.84%	(12.27)%	(11.86)%	41.26%
Ratios to Average Net Assets E
Expenses before expense reductions	1.32%	1.39%	1.44%	1.36%	1.35%
Expenses net of voluntary waivers, if any	1.32%	1.39%	1.44%	1.36%	1.35%
Expenses net of all reductions	1.25%	1.24%	1.26%	1.28%	1.31%
Net investment income (loss)	(.01)% G	(.48)%	(.51)% F	.21%	(.17)%
Supplemental Data
Net assets, end of period (in millions)	$ 4,698	$ 3,228	$ 1,712	$ 1,405	$ 1,270
Portfolio turnover rate	130%	164%	221%	243%	251%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.10 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

G As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004, have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

H Amount represents less than $.01 per share.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 20.51	$ 15.41	$ 17.66	$ 22.06	$ 16.93
Income from Investment Operations
Net investment income (loss) C	(.14) D, G	(.18)	(.18) F	(.07)	(.15)
Net realized and unrealized gain (loss)	3.60	5.28	(2.07) F	(2.40)	6.58
Total from investment operations	3.46	5.10	(2.25)	(2.47)	6.43
Distributions from net realized gain	-	-	-	(1.93)	(1.30)
Net asset value, end of period	$ 23.97	$ 20.51	$ 15.41	$ 17.66	$ 22.06
Total Return A, B	16.87%	33.10%	(12.74)%	(12.41)%	40.45%
Ratios to Average Net Assets E
Expenses before expense reductions	1.97%	1.98%	1.98%	1.93%	1.89%
Expenses net of voluntary waivers, if any	1.97%	1.98%	1.98%	1.93%	1.89%
Expenses net of all reductions	1.91%	1.84%	1.80%	1.85%	1.85%
Net investment income (loss)	(.66)% G	(1.08)%	(1.05)% F	(.35)%	(.71)%
Supplemental Data
Net assets, end of period (in millions)	$ 972	$ 829	$ 550	$ 529	$ 406
Portfolio turnover rate	130%	164%	221%	243%	251%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.10 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

G As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004, have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 20.52	$ 15.42	$ 17.66	$ 22.08	$ 16.97
Income from Investment Operations
Net investment income (loss) C	(.13) D, G	(.18)	(.17) F	(.06)	(.15)
Net realized and unrealized gain (loss)	3.61	5.28	(2.07) F	(2.40)	6.59
Total from investment operations	3.48	5.10	(2.24)	(2.46)	6.44
Distributions from net realized gain	-	-	-	(1.96)	(1.33)
Net asset value, end of period	$ 24.00	$ 20.52	$ 15.42	$ 17.66	$ 22.08
Total Return A, B	16.96%	33.07%	(12.68)%	(12.37)%	40.47%
Ratios to Average Net Assets E
Expenses before expense reductions	1.92%	1.92%	1.93%	1.90%	1.86%
Expenses net of voluntary waivers, if any	1.92%	1.92%	1.93%	1.90%	1.86%
Expenses net of all reductions	1.85%	1.78%	1.75%	1.81%	1.82%
Net investment income (loss)	(.60)% G	(1.02)%	(1.00)%F	(.32)%	(.68)%
Supplemental Data
Net assets, end of period (in millions)	$ 653	$ 500	$ 296	$ 259	$ 187
Portfolio turnover rate	130%	164%	221%	243%	251%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.10 per share.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

G As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004, have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 21.54	$ 16.00	$ 18.22	$ 22.63	$ 17.28
Income from Investment Operations
Net investment income (loss) B	.12 C, F	.02	.02 E	.15	.08
Net realized and unrealized gain (loss)	3.82	5.52	(2.14) E	(2.46)	6.70
Total from investment operations	3.94	5.54	(2.12)	(2.31)	6.78
Distributions from net investment income	-	-	(.10)	(.08)	-
Distributions from net realized gain	-	-	-	(2.02)	(1.43)
Total distributions	-	-	(.10)	(2.10)	(1.43)
Net asset value, end of period	$ 25.48	$ 21.54	$ 16.00	$ 18.22	$ 22.63
Total Return A	18.29%	34.63%	(11.72)%	(11.41)%	42.01%
Ratios to Average Net Assets D
Expenses before expense reductions	.79%	.81%	.82%	.82%	.83%
Expenses net of voluntary waivers, if any	.79%	.81%	.82%	.82%	.83%
Expenses net of all reductions	.73%	.66%	.64%	.73%	.79%
Net investment income (loss)	.52% F	.09%	.11% E	.76%	.35%
Supplemental Data
Net assets, end of period (in millions)	$ 647	$ 393	$ 221	$ 165	$ 90
Portfolio turnover rate	130%	164%	221%	243%	251%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.10 per share.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

F As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004, have been reduced by $.01 per share and .03%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Mid Cap Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. Effective the close of business on July 30, 2004, the fund was closed to most new accounts. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is receorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,682,998
Unrealized depreciation	(152,172)
Net unrealized appreciation (depreciation)	1,530,826
Undistributed ordinary income	69,789
Undistributed long-term capital gain	312,626

Cost for federal income tax purposes	$ 7,018,579

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $10,068,642 and $9,238,710, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 3,055	$ 2,188
Class T	.25%	.25%	20,121	343
Class B	.75%	.25%	9,102	6,826
Class C	.75%	.25%	5,919	1,818
			$ 38,197	$ 11,175

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 945
Class T	242
Class B *	1,647
Class C *	148
$ 2,982

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 3,822.31
Class T	8,270.21
Class B	3,277.36
Class C	1,797.30
Institutional Class	980.18
	$ 18,146

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,914 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $583 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. At period end, there were no interfund loans outstanding. The fund's activity in this program during the period was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Earned (included in interest income)	Interest Expense
Borrower	$ 30,844	1.13%	$ -	$ 5

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period amounted to $14,141. The weighted average interest rate was 1.56%.

Annual Report

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $4,919 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $1.

9. Other Information.

At the end of the period, one otherwise unaffiliated shareholder was the owner of record of 10% of the total outstanding shares of the fund.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2004	2003	2004	2003
Class A
Shares sold	30,870	24,048	$ 691,574	$ 431,305
Shares redeemed	(12,925)	(6,824)	(289,762)	(119,222)
Net increase (decrease)	17,945	17,224	$ 401,812	$ 312,083
Class T
Shares sold	76,155	71,134	$ 1,720,885	$ 1,270,088
Shares redeemed	(40,102)	(27,037)	(903,626)	(469,474)
Net increase (decrease)	36,053	44,097	$ 817,259	$ 800,614
Class B
Shares sold	6,634	10,225	$ 144,106	$ 177,584
Shares redeemed	(6,500)	(5,510)	(141,048)	(90,087)
Net increase (decrease)	134	4,715	$ 3,058	$ 87,497
Class C
Shares sold	8,081	8,995	$ 175,485	$ 158,819
Shares redeemed	(5,239)	(3,835)	(113,498)	(63,679)
Net increase (decrease)	2,842	5,160	$ 61,987	$ 95,140
Institutional Class
Shares sold	11,951	8,247	$ 274,325	$ 149,392
Shares redeemed	(4,803)	(3,802)	(109,963)	(67,178)
Net increase (decrease)	7,148	4,445	$ 164,362	$ 82,214

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Mid Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Mid Cap Fund (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Mid Cap Fund as of November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 11, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Mid Cap (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Trustee of Fidelity Advisor Series I (2005). Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Trustee of Fidelity Advisor Series I (2005). Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

John B. McDowell (46)

Year of Election or Appointment: 2002

Vice President of Advisor Mid Cap. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Peter Saperstone (37)

Year of Election or Appointment: 2003

Vice President of Advisor Mid Cap. Prior to assuming his current responsibilities, Mr. Saperstone managed a variety of Fidelity funds. Mr. Saperstone also serves as Vice President of FMR (2002) and FMR Co., Inc. (2002).

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor Mid Cap. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Advisor Mid Cap. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Mid Cap. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Mid Cap. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Mid Cap. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Mid Cap. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Mid Cap. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1996 Assistant Treasurer of Advisor Mid Cap. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Mid Cap. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Mid Cap. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Mid Cap. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Mid Cap. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Mid Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Institutional Class	12/13/04	12/10/04	$.720
	01/10/05	01/07/05	$.525

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 17, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	16,294,841,572.46	67.846
Against	4,036,653,996.81	16.807
Abstain	993,877,882.58	4.139
Broker Non-Votes	2,691,734,610.28	11.208
TOTAL	24,017,108,062.13	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	22,840,552,929.63	95.101
Withheld	1,176,555,132.50	4.899
TOTAL	24,017,108,062.13	100.000
Ralph F. Cox
Affirmative	22,814,730,343.25	94.994
Withheld	1,202,377,718.88	5.006
TOTAL	24,017,108,062.13	100.000
Laura B. Cronin
Affirmative	22,827,669,460.37	95.048
Withheld	1,189,438,601.76	4.952
TOTAL	24,017,108,062.13	100.000
Robert M. Gates
Affirmative	22,832,759,061.32	95.069
Withheld	1,184,349,000.81	4.931
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
George H. Heilmeier
Affirmative	22,837,906,059.00	95.090
Withheld	1,179,202,003.13	4.910
TOTAL	24,017,108,062.13	100.000
Abigail P. Johnson
Affirmative	22,819,456,149.99	95.013
Withheld	1,197,651,912.14	4.987
TOTAL	24,017,108,062.13	100.000
Edward C. Johnson 3d
Affirmative	22,810,259,696.01	94.975
Withheld	1,206,848,366.12	5.025
TOTAL	24,017,108,062.13	100.000
Donald J. Kirk
Affirmative	22,822,861,358.25	95.028
Withheld	1,194,246,703.88	4.972
TOTAL	24,017,108,062.13	100.000
Marie L. Knowles
Affirmative	22,840,012,715.43	95.099
Withheld	1,177,095,346.70	4.901
TOTAL	24,017,108,062.13	100.000
Ned C. Lautenbach
Affirmative	22,844,948,054.36	95.119
Withheld	1,172,160,007.77	4.881
TOTAL	24,017,108,062.13	100.000
Marvin L. Mann
Affirmative	22,823,351,253.51	95.030
Withheld	1,193,756,808.62	4.970
TOTAL	24,017,108,062.13	100.000
William O. McCoy
Affirmative	22,824,777,791.95	95.035
Withheld	1,192,330,270.18	4.965
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	22,847,253,473.29	95.129
Withheld	1,169,854,588.84	4.871
TOTAL	24,017,108,062.13	100.000
William S. Stavropoulos
Affirmative	22,836,942,275.18	95.086
Withheld	1,180,165,786.95	4.914
TOTAL	24,017,108,062.13	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

MCI-UANN-0105
1.786696.101

Fidelity® Advisor

Dynamic Capital Appreciation

Fund - Institutional Class

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2004	Past 1 year	Past 5 years	Life of fundA
Institutional Class	2.74%	0.57%	5.65%

A From December 28, 1998.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Dynamic Capital Appreciation Fund - Institutional Class on December 28, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from John Porter, Portfolio Manager of Fidelity® Advisor Dynamic Capital Appreciation Fund

Despite surging oil prices, a struggling job market and four interest rate hikes in a five-month span, U.S. equity markets posted solid results for the 12-month period ending November 30, 2004, and were closing in on a second consecutive year in the black. There was great disparity in the market during the past year. For instance, value stocks trounced their growth counterparts during the period. To illustrate, the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, small- and mid-cap stocks vastly outperformed larger-cap stocks. Energy was the best-performing sector of the market, propelled by a spike in oil prices. Conversely, technology stocks dipped lower in response to a slowdown in corporate capital spending. For the 12-month period overall, the Standard & Poor's 500SM Index returned 12.86% - slightly above its historical average. Elsewhere, the Dow Jones Industrial AverageSM rose 8.87% and the tech-heavy NASDAQ Composite® Index advanced 7.50%.

For the 12 months ending November 30, 2004, the fund's Institutional Class shares gained 2.74%, trailing the S&P 500® and the LipperSM Capital Appreciation Funds Average, which returned 8.52%. When the period began, the fund was positioned fairly aggressively, with an emphasis on fast-growing but volatile companies, such as those in the technology sector. Unfortunately, corporate spending on technology did not materialize nearly to the extent I expected. Two of the largest holdings in the fund during the period, Internet access provider United Online and DVD rental company Netflix were big detractors, falling sharply as a result of new competitive threats. On the positive side, the fund's substantial overweighting in the energy sector significantly helped performance, as the group benefited from rising oil prices. The fund's top individual contributor relative to the index during the period was UnitedHealth Group, an operator of health care plans and services. UnitedHealth successfully executed on its business plan during the past year. Lyondell Chemical also helped performance as cyclical demand for ethylene byproducts increased.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class A
Actual	$ 1,000.00	$ 1,016.00	$ 7.16**
HypotheticalA	$ 1,000.00	$ 1,017.81	$ 7.19**
Class T
Actual	$ 1,000.00	$ 1,015.40	$ 8.16**
HypotheticalA	$ 1,000.00	$ 1,016.80	$ 8.20**
Class B
Actual	$ 1,000.00	$ 1,012.50	$ 11.12**
HypotheticalA	$ 1,000.00	$ 1,013.81	$ 11.19**
Class C
Actual	$ 1,000.00	$ 1,012.50	$ 10.57**
HypotheticalA	$ 1,000.00	$ 1,014.37	$ 10.63**
Institutional Class
Actual	$ 1,000.00	$ 1,018.10	$ 5.20**
HypotheticalA	$ 1,000.00	$ 1,019.79	$ 5.21**

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.42%**
Class T	1.62%**
Class B	2.21%**
Class C	2.10%**
Institutional Class	1.03%**

Annual Report

** If fees effective January 1, 2005 and changes to voluntary expense limitations effective February 1, 2005 had been in effect during the period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Class A	1.25%
Actual		$ 6.30
HypotheticalA		$ 6.33
Class T	1.50%
Actual		$ 7.56
HypotheticalA		$ 7.59
Class B	2.00%
Actual		$ 10.06
HypotheticalA		$ 10.13
Class C	2.00%
Actual		$ 10.06
HypotheticalA		$ 10.13
Institutional Class	1.00%
Actual		$ 5.05
HypotheticalA		$ 5.06

A 5% return per year before expenses

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
UnitedHealth Group, Inc.	6.7	4.5
NTL, Inc.	4.0	4.5
United Online, Inc.	3.4	6.1
Intel Corp.	3.1	1.8
Google, Inc. Class A	2.7	0.0
Affiliated Computer Services, Inc. Class A	2.4	2.3
Halliburton Co.	2.3	0.0
Pride International, Inc.	2.2	2.7
Dell, Inc.	2.2	0.0
Lyondell Chemical Co.	2.1	1.5
	31.1
Top Five Market Sectors as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	35.9	34.6
Energy	17.5	13.7
Consumer Discretionary	16.5	30.4
Health Care	11.2	6.2
Industrials	6.3	7.5
Asset Allocation (% of fund's net assets)
As of November 30, 2004*		As of May 31, 2004**
	Stocks 100.2%		Stocks 99.7%
	Short-Term Investments and Net Other Assets*** (0.2)%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	13.7%	** Foreign investments	9.8%

*** Short-term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Common Stocks - 100.2%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 16.5%
Hotels, Restaurants & Leisure - 0.8%
Harrah's Entertainment, Inc.	15,400	$ 945,560
Royal Caribbean Cruises Ltd.	11,600	576,520
Six Flags, Inc. (a)	57,900	281,394
WMS Industries, Inc. (a)	15,400	457,996
		2,261,470
Household Durables - 1.7%
Harman International Industries, Inc.	38,500	4,729,725
Internet & Catalog Retail - 3.1%
Blue Nile, Inc. (d)	64,100	1,652,498
GSI Commerce, Inc. (a)	25,000	378,250
IAC/InterActiveCorp (a)	167,400	4,133,106
Netflix, Inc. (a)(d)	176,800	2,011,984
Overstock.com, Inc. (a)	7,700	548,702
		8,724,540
Media - 8.7%
Clear Channel Communications, Inc.	8,200	276,176
EchoStar Communications Corp. Class A	64,400	2,111,676
Fox Entertainment Group, Inc. Class A (a)	25,900	761,460
News Corp. Class B	197,600	3,574,584
NTL, Inc. (a)	164,044	11,414,182
Spanish Broadcasting System, Inc. Class A (a)	65,500	700,195
TiVo, Inc. (a)	57,700	271,767
Univision Communications, Inc. Class A (a)	84,500	2,543,450
Walt Disney Co.	108,000	2,903,040
XM Satellite Radio Holdings, Inc. Class A (a)	7,700	284,207
		24,840,737
Multiline Retail - 0.4%
Kmart Holding Corp. (a)(d)	6,200	637,546
Sears, Roebuck & Co.	10,800	561,924
		1,199,470
Specialty Retail - 1.8%
Chico's FAS, Inc. (a)	136,000	5,249,600
TOTAL CONSUMER DISCRETIONARY		47,005,542
CONSUMER STAPLES - 0.9%
Food Products - 0.0%
Bunge Ltd.	2,900	152,888
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - continued
Personal Products - 0.9%
Avon Products, Inc.	65,600	$ 2,462,624
TOTAL CONSUMER STAPLES		2,615,512
ENERGY - 17.5%
Energy Equipment & Services - 14.2%
BJ Services Co.	41,800	2,118,006
China Oilfield Services Ltd. (H Shares)	1,544,000	481,538
ENSCO International, Inc.	108,000	3,381,480
Grant Prideco, Inc. (a)	198,300	4,273,365
Grey Wolf, Inc. (a)	151,900	835,450
Halliburton Co.	157,500	6,512,625
National-Oilwell, Inc. (a)	66,900	2,421,780
Noble Corp. (a)	21,000	1,017,450
Pride International, Inc. (a)	317,700	6,214,212
Rowan Companies, Inc. (a)	161,509	4,183,083
Smith International, Inc. (a)	8,600	520,902
Transocean, Inc. (a)	11,600	467,132
Varco International, Inc. (a)	101,900	3,030,506
Weatherford International Ltd. (a)	93,601	4,996,421
		40,453,950
Oil & Gas - 3.3%
Arlington Tankers Ltd.	800	18,376
Frontline Ltd. (e)	23,000	1,391,541
OMI Corp.	77,400	1,654,038
Ship Finance International Ltd.	3,066	76,803
Teekay Shipping Corp.	65,700	3,499,182
Top Tankers, Inc.	102,000	2,300,100
Valero Energy Corp.	7,700	360,283
		9,300,323
TOTAL ENERGY		49,754,273
FINANCIALS - 5.1%
Capital Markets - 4.5%
Ameritrade Holding Corp. (a)	266,400	3,710,952
Calamos Asset Management, Inc. Class A	38,600	915,592
Goldman Sachs Group, Inc.	14,500	1,519,020
Janus Capital Group, Inc.	60,200	996,310
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Capital Markets - continued
Merrill Lynch & Co., Inc.	48,400	$ 2,696,364
Morgan Stanley	59,000	2,994,250
		12,832,488
Insurance - 0.6%
American International Group, Inc.	28,720	1,819,412
Scottish Re Group Ltd.	300	6,900
		1,826,312
TOTAL FINANCIALS		14,658,800
HEALTH CARE - 11.2%
Biotechnology - 3.1%
Axonyx, Inc. (a)	175,000	1,288,000
Celgene Corp. (a)	35,500	973,410
Genentech, Inc. (a)	75,000	3,618,750
ImClone Systems, Inc. (a)	49,900	2,106,778
Millennium Pharmaceuticals, Inc. (a)	38,500	485,870
OSI Pharmaceuticals, Inc. (a)	5,200	247,416
Rigel Pharmaceuticals, Inc. (a)	4,700	117,594
		8,837,818
Health Care Equipment & Supplies - 0.2%
Aspect Medical Systems, Inc. (a)	2,800	68,320
Cholestech Corp. (a)	500	4,000
Cytyc Corp. (a)	14,800	397,232
Kyphon, Inc. (a)	7,700	185,262
		654,814
Health Care Providers & Services - 7.1%
UnitedHealth Group, Inc.	229,400	19,005,790
WebMD Corp. (a)	153,900	1,115,775
		20,121,565
Pharmaceuticals - 0.8%
Atherogenics, Inc. (a)	8,800	208,648
Elan Corp. PLC sponsored ADR (a)	23,000	607,200
Wyeth	35,200	1,403,424
		2,219,272
TOTAL HEALTH CARE		31,833,469
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - 6.3%
Aerospace & Defense - 1.4%
Lockheed Martin Corp.	65,600	$ 3,991,104
Airlines - 1.2%
AirTran Holdings, Inc. (a)	163,200	1,929,024
Delta Air Lines, Inc. (a)	153,400	1,069,198
Southwest Airlines Co.	30,700	482,911
		3,481,133
Commercial Services & Supplies - 3.1%
51Job, Inc. ADR	1,100	39,160
Career Education Corp. (a)	142,600	5,547,140
Monster Worldwide, Inc. (a)	104,900	2,957,131
Robert Half International, Inc.	11,800	318,954
		8,862,385
Electrical Equipment - 0.0%
ABB Ltd. sponsored ADR	15,300	94,554
Road & Rail - 0.6%
Guangshen Railway Co. Ltd. sponsored ADR	38,600	683,220
Norfolk Southern Corp.	19,300	662,569
Swift Transportation Co., Inc. (a)	15,400	300,146
		1,645,935
TOTAL INDUSTRIALS		18,075,111
INFORMATION TECHNOLOGY - 35.9%
Communications Equipment - 4.7%
Adtran, Inc.	26,900	602,829
Alcatel SA sponsored ADR (a)	104,100	1,617,714
Alvarion Ltd. (a)	38,400	563,328
Cisco Systems, Inc. (a)	55,600	1,040,276
Harmonic, Inc. (a)	25,000	194,250
JDS Uniphase Corp. (a)	96,100	304,637
Juniper Networks, Inc. (a)	30,800	847,924
Lucent Technologies, Inc. (a)	76,800	301,824
Motorola, Inc.	23,200	446,832
QUALCOMM, Inc.	19,300	803,266
Research In Motion Ltd. (a)	58,500	5,170,020
Sycamore Networks, Inc. (a)	115,400	432,750
Telefonaktiebolaget LM Ericsson ADR (a)	28,300	940,975
		13,266,625
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 4.7%
Acer, Inc.	490,000	$ 748,463
Apple Computer, Inc. (a)	27,000	1,810,350
Dell, Inc. (a)	153,300	6,211,716
Hewlett-Packard Co.	35,300	706,000
Hutchinson Technology, Inc. (a)	11,600	380,132
Maxtor Corp. (a)	28,600	109,252
palmOne, Inc. (a)	400	14,016
Quanta Computer, Inc.	463,000	754,657
Seagate Technology	134,500	2,014,810
Western Digital Corp. (a)	77,100	753,267
		13,502,663
Electronic Equipment & Instruments - 0.7%
Flextronics International Ltd. (a)	110,000	1,578,500
National Instruments Corp.	19,300	551,980
		2,130,480
Internet Software & Services - 10.5%
Ask Jeeves, Inc. (a)	19,300	498,712
FindWhat.com (a)	19,300	372,104
Google, Inc. Class A (d)	41,545	7,602,735
j2 Global Communications, Inc. (a)(d)	85,400	2,976,190
NetRatings, Inc. (a)	148,958	2,979,160
United Online, Inc. (a)	908,150	9,689,961
Yahoo! Japan Corp. (a)	817	3,763,623
Yahoo!, Inc. (a)	53,700	2,020,194
		29,902,679
IT Services - 2.8%
Affiliated Computer Services, Inc. Class A (a)	114,100	6,752,438
Cognizant Technology Solutions Corp. Class A (a)	30,700	1,170,591
		7,923,029
Semiconductors & Semiconductor Equipment - 10.9%
Altera Corp. (a)	23,000	521,640
Analog Devices, Inc.	62,900	2,324,155
Applied Materials, Inc. (a)	92,200	1,534,208
Applied Micro Circuits Corp. (a)	107,500	395,600
ASML Holding NV (NY Shares) (a)	70,300	1,072,075
Cree, Inc. (a)	15,200	543,856
Integrated Circuit Systems, Inc. (a)	77,200	1,825,008
Intel Corp.	401,100	8,964,585
KLA-Tencor Corp. (a)	41,100	1,851,966
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Lam Research Corp. (a)	47,700	$ 1,240,677
Linear Technology Corp.	19,200	732,672
Micron Technology, Inc. (a)	69,500	770,060
National Semiconductor Corp. (a)	88,800	1,372,848
PMC-Sierra, Inc. (a)	94,600	1,044,384
Portalplayer, Inc.	31,200	910,728
Sigmatel, Inc. (a)	100	3,578
Skyworks Solutions, Inc. (a)	38,400	381,312
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	30,700	244,679
Teradyne, Inc. (a)(d)	283,300	4,833,098
Texas Instruments, Inc.	23,000	556,140
		31,123,269
Software - 1.6%
Microsoft Corp.	16,300	437,003
Oracle Corp. (a)	38,600	488,676
RSA Security, Inc. (a)	15,400	325,710
Siebel Systems, Inc. (a)	99,800	1,005,984
Take-Two Interactive Software, Inc. (a)	53,800	1,880,310
VERITAS Software Corp. (a)	15,300	335,070
		4,472,753
TOTAL INFORMATION TECHNOLOGY		102,321,498
MATERIALS - 4.7%
Chemicals - 2.5%
Lyondell Chemical Co.	210,600	5,909,436
NOVA Chemicals Corp.	26,900	1,247,523
		7,156,959
Construction Materials - 0.1%
Florida Rock Industries, Inc.	7,700	433,510
Metals & Mining - 2.1%
Apex Silver Mines Ltd. (a)(d)	141,600	2,754,120
Newmont Mining Corp.	30,600	1,448,910
Pan American Silver Corp. (a)	93,200	1,687,258
		5,890,288
TOTAL MATERIALS		13,480,757
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 0.1%
Qwest Communications International, Inc. (a)	38,400	$ 153,600
Wireless Telecommunication Services - 2.0%
American Tower Corp. Class A (a)	61,500	1,114,995
Hutchison Telecommunications International Ltd. ADR	121,600	1,475,008
Nextel Communications, Inc. Class A (a)	23,600	671,656
Telesystem International Wireless, Inc. (a)	77,400	899,340
Western Wireless Corp. Class A (a)	57,600	1,555,200
		5,716,199
TOTAL TELECOMMUNICATION SERVICES		5,869,799
TOTAL COMMON STOCKS (Cost $265,497,672)		285,614,761
Convertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (a)(f)	2,200	0
Procket Networks, Inc. Series C (a)(f)	202,511	2
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,033,003)		2
Money Market Funds - 5.0%

Fidelity Cash Central Fund, 1.98% (b)(c) (Cost $14,279,759)	14,279,759	14,279,759
TOTAL INVESTMENT PORTFOLIO - 105.2% (Cost $281,810,434)		299,894,522
NET OTHER ASSETS - (5.2)%		(14,914,817)
NET ASSETS - 100%		$ 284,979,705
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,391,541 or 0.5% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies, Inc. Series E	9/19/00	$ 37,928
Procket Networks, Inc. Series C	2/9/01	$ 1,999,999
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	86.3%
Canada	3.1%
Marshall Islands	2.7%
Cayman Islands	2.5%
Japan	1.3%
Others (individually less than 1%)	4.1%
100.0%
Income Tax Information
At November 30, 2004, the fund had a capital loss carryforward of approximately $171,940,000 of which $137,603,000 and $34,337,000 will expire on November 30, 2009 and 2010, respectively.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

November 30, 2004

Assets
Investment in securities, at value (including securities loaned of $16,973,948) (cost $281,810,434) - See accompanying schedule		$ 299,894,522
Cash		1,480,377
Foreign currency held at value (cost $ 87,985)		89,850
Receivable for investments sold		3,880,938
Receivable for fund shares sold		126,771
Dividends receivable		291,477
Interest receivable		26,190
Prepaid expenses		1,360
Other affiliated receivables		71,483
Other receivables		116,915
Total assets		305,979,883

Liabilities
Payable for investments purchased	$ 2,057,816
Payable for fund shares redeemed	998,574
Accrued management fee	135,247
Distribution fees payable	154,364
Other affiliated payables	110,838
Other payables and accrued expenses	44,913
Collateral on securities loaned, at value	17,498,426
Total liabilities		21,000,178

Net Assets		$ 284,979,705
Net Assets consist of:
Paid in capital		$ 441,094,331
Accumulated net investment loss		(126,236)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(174,090,791)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		18,102,401
Net Assets		$ 284,979,705

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($29,251,232 ÷ 2,194,506 shares)	$ 13.33

Maximum offering price per share (100/94.25 of $13.33)	$ 14.14
Class T: Net Asset Value and redemption price per share ($146,832,565 ÷ 11,133,388 shares)	$ 13.19

Maximum offering price per share (100/96.50 of $13.19)	$ 13.67
Class B: Net Asset Value and offering price per share ($63,969,927 ÷ 4,933,583 shares) A	$ 12.97

Class C: Net Asset Value and offering price per share ($42,171,212 ÷ 3,245,584 shares) A	$ 12.99

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,754,769 ÷ 204,318 shares)	$ 13.48

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Year ended November 30, 2004

Investment Income
Dividends(a)		$ 731,611
Interest		6,681
Security lending		259,736
Total income		998,028

Expenses
Management fee	$ 1,901,963
Transfer agent fees	1,393,508
Distribution fees	2,158,190
Accounting and security lending fees	155,019
Non-interested trustees' compensation	1,766
Custodian fees and expenses	41,457
Registration fees	71,580
Audit	37,415
Legal	4,990
Miscellaneous	60,088
Total expenses before reductions	5,825,976
Expense reductions	(259,581)	5,566,395
Net investment income (loss)		(4,568,367)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	13,260,923
Foreign currency transactions	27,027
Total net realized gain (loss)		13,287,950
Change in net unrealized appreciation (depreciation) on: Investment securities	(6,568,024)
Assets and liabilities in foreign currencies	5,578
Total change in net unrealized appreciation (depreciation)		(6,562,446)
Net gain (loss)		6,725,504
Net increase (decrease) in net assets resulting from operations		$ 2,157,137

(a) As a result of the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, dividend income has been reduced by $183,445, with a corresponding increase to net unrealized appreciation (depreciation).

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2004	Year ended November 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (4,568,367)	$ (2,476,674)
Net realized gain (loss)	13,287,950	67,966,183
Change in net unrealized appreciation (depreciation)	(6,562,446)	(7,957,472)
Net increase (decrease) in net assets resulting from operations	2,157,137	57,532,037
Distributions to shareholders from net investment income	-	(1,336,863)
Share transactions - net increase (decrease)	(85,497,347)	(4,149,739)
Total increase (decrease) in net assets	(83,340,210)	52,045,435

Net Assets
Beginning of period	368,319,915	316,274,480
End of period (including accumulated net investment loss of $126,236 and accumulated net investment loss of $96,993, respectively)	$ 284,979,705	$ 368,319,915

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.02	$ 11.15	$ 12.22	$ 16.21	$ 13.44
Income from Investment Operations
Net investment income (loss)C	(.13)F	(.04)	.10	.08	-E
Net realized and unrealized gain (loss)	.44	1.99	(1.06)	(4.07)	2.77
Total from investment operations	.31	1.95	(.96)	(3.99)	2.77
Distributions from net investment income	-	(.08)	(.11)	-	-
Net asset value, end of period	$ 13.33	$ 13.02	$ 11.15	$ 12.22	$ 16.21
Total ReturnA,B	2.38%	17.64%	(7.93)%	(24.61)%	20.61%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.38%	1.37%	1.47%	1.32%	1.28%
Expenses net of voluntary waivers, if any	1.38%	1.37%	1.47%	1.32%	1.28%
Expenses net of all reductions	1.30%	1.18%	1.28%	1.26%	1.24%
Net investment income (loss)	(1.00)%F	(.33)%	.86%	.56%	-%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,251	$ 33,954	$ 21,734	$ 24,371	$ 30,340
Portfolio turnover rate	201%	300%	285%	313%	411%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 12.91	$ 11.07	$ 12.13	$ 16.13	$ 13.40
Income from Investment Operations
Net investment income (loss)C	(.16)E	(.07)	.08	.05	(.02)
Net realized and unrealized gain (loss)	.44	1.98	(1.06)	(4.05)	2.75
Total from investment operations	.28	1.91	(.98)	(4.00)	2.73
Distributions from net investment income	-	(.07)	(.08)	-	-
Net asset value, end of period	$ 13.19	$ 12.91	$ 11.07	$ 12.13	$ 16.13
Total ReturnA,B	2.17%	17.39%	(8.13)%	(24.80)%	20.37%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.59%	1.62%	1.66%	1.49%	1.46%
Expenses net of voluntary waivers, if any	1.59%	1.62%	1.66%	1.49%	1.46%
Expenses net of all reductions	1.52%	1.43%	1.46%	1.43%	1.42%
Net investment income (loss)	(1.21)%E	(.58)%	.68%	.39%	(.18)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 146,833	$ 200,870	$ 172,694	$ 197,288	$ 249,999
Portfolio turnover rate	201%	300%	285%	313%	411%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 12.76	$ 10.93	$ 11.96	$ 16.00	$ 13.35
Income from Investment Operations
Net investment income (loss)C	(.23)E	(.13)	.02	(.02)	(.09)
Net realized and unrealized gain (loss)	.44	1.96	(1.05)	(4.02)	2.74
Total from investment operations	.21	1.83	(1.03)	(4.04)	2.65
Net asset value, end of period	$ 12.97	$ 12.76	$ 10.93	$ 11.96	$ 16.00
Total ReturnA,B	1.65%	16.74%	(8.61)%	(25.25)%	19.85%
Ratios to Average Net AssetsD
Expenses before expense reductions	2.18%	2.15%	2.16%	2.05%	2.02%
Expenses net of voluntary waivers, if any	2.18%	2.15%	2.16%	2.05%	2.02%
Expenses net of all reductions	2.10%	1.97%	1.97%	1.99%	1.98%
Net investment income (loss)	(1.80)%E	(1.11)%	.17%	(.18)%	(.74)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 63,970	$ 76,327	$ 70,748	$ 90,157	$ 120,934
Portfolio turnover rate	201%	300%	285%	313%	411%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 12.78	$ 10.94	$ 11.97	$ 16.00	$ 13.35
Income from Investment Operations
Net investment income (loss)C	(.21)E	(.12)	.03	(.01)	(.08)
Net realized and unrealized gain (loss)	.42	1.97	(1.05)	(4.02)	2.73
Total from investment operations	.21	1.85	(1.02)	(4.03)	2.65
Distributions from net investment income	-	(.01)	(.01)	-	-
Net asset value, end of period	$ 12.99	$ 12.78	$ 10.94	$ 11.97	$ 16.00
Total ReturnA,B	1.64%	16.93%	(8.53)%	(25.19)%	19.85%
Ratios to Average Net AssetsD
Expenses before expense reductions	2.08%	2.04%	2.06%	1.96%	1.95%
Expenses net of voluntary waivers, if any	2.08%	2.04%	2.06%	1.96%	1.95%
Expenses net of all reductions	2.00%	1.86%	1.87%	1.90%	1.91%
Net investment income (loss)	(1.70)%E	(1.00)%	.27%	(.09)%	(.67)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,171	$ 54,362	$ 48,337	$ 60,035	$ 76,639
Portfolio turnover rate	201%	300%	285%	313%	411%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.12	$ 11.24	$ 12.33	$ 16.30	$ 13.47
Income from Investment Operations
Net investment income (loss)B	(.08)D	.01	.17	.13	.04
Net realized and unrealized gain (loss)	.44	2.00	(1.07)	(4.10)	2.79
Total from investment operations	.36	2.01	(.90)	(3.97)	2.83
Distributions from net investment income	-	(.13)	(.19)	-	-
Net asset value, end of period	$ 13.48	$ 13.12	$ 11.24	$ 12.33	$ 16.30
Total ReturnA	2.74%	18.14%	(7.42)%	(24.36)%	21.01%
Ratios to Average Net AssetsC
Expenses before expense reductions	1.02%	.99%	.92%	.95%	.96%
Expenses net of voluntary waivers, if any	1.02%	.99%	.92%	.95%	.96%
Expenses net of all reductions	.94%	.80%	.73%	.89%	.92%
Net investment income (loss)	(.64)%D	.05%	1.42%	.93%	.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,755	$ 2,807	$ 2,762	$ 4,603	$ 2,619
Portfolio turnover rate	201%	300%	285%	313%	411%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2004

1. Significant Accounting Policies.

Fidelity Advisor Dynamic Capital Appreciation Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 41,051,123
Unrealized depreciation	(25,225,910)
Net unrealized appreciation (depreciation)	15,825,213
Capital loss carryforward	(171,939,832)

Cost for federal income tax purposes	$ 284,069,309

The tax character of distributions paid was as follows:

	November 30, 2004	November 30, 2003
Ordinary Income	$ -	$ 1,336,863

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $664,556,069 and $752,451,047, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 78,760	$ 268
Class T	.25%	.25%	884,184	3,508
Class B	.75%	.25%	703,774	527,978
Class C	.75%	.25%	491,472	36,167
			$ 2,158,190	$ 567,921

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for
Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 18,729
Class T	23,028
Class B*	178,241
Class C*	3,485
$ 223,483

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 137,592.44
Class T	714,586.40
Class B	342,971.49
Class C	189,471.39
Institutional Class	8,888.33
	$ 1,393,508

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $304,434 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $99,383 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $258,042 for the period. In addition, through arrangements with the fund's custodian , credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $1,539.

Annual Report

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2004	2003
From net investment income
Class A	$ -	$ 156,256
Class T	-	1,103,118
Class C	-	44,147
Institutional Class	-	33,342
Total	$ -	$ 1,336,863

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2004	2003	2004	2003
Class A
Shares sold	708,128	2,290,489	$ 9,192,076	$ 25,281,929
Reinvestment of distributions	-	14,040	-	150,230
Shares redeemed	(1,121,826)	(1,645,893)	(14,252,619)	(19,280,454)
Net increase (decrease)	(413,698)	658,636	$ (5,060,543)	$ 6,151,705
Class T
Shares sold	2,423,764	6,084,233	$ 31,410,154	$ 68,162,799
Reinvestment of distributions	-	101,514	-	1,079,094
Shares redeemed	(6,853,843)	(6,222,293)	(86,508,234)	(71,973,276)
Net increase (decrease)	(4,430,079)	(36,546)	$ (55,098,080)	$ (2,731,383)
Class B
Shares sold	453,676	759,533	$ 5,817,741	$ 8,558,740
Shares redeemed	(1,500,791)	(1,249,740)	(18,639,265)	(14,005,714)
Net increase (decrease)	(1,047,115)	(490,207)	$ (12,821,524)	$ (5,446,974)
Class C
Shares sold	403,294	755,122	$ 5,152,846	$ 8,643,380
Reinvestment of distributions	-	3,854	-	40,736
Shares redeemed	(1,412,689)	(921,005)	(17,531,013)	(10,358,799)
Net increase (decrease)	(1,009,395)	(162,029)	$ (12,378,167)	$ (1,674,683)
Institutional Class
Shares sold	62,058	105,365	$ 801,053	$ 1,221,750
Reinvestment of distributions	-	1,917	-	20,586
Shares redeemed	(71,726)	(138,999)	(940,086)	(1,690,740)
Net increase (decrease)	(9,668)	(31,717)	$ (139,033)	$ (448,404)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Dynamic Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Dynamic Capital Appreciation Fund (a fund of Fidelity Advisor Series I) at November 30, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Dynamic Capital Appreciation Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 11, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Trustee of Fidelity Advisor Series I. Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Dynamic Capital Appreciation.
Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000).
Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts
and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously,
Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously,
Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

John B. McDowell (46)

Year of Election or Appointment: 2002

Vice President of Advisor Dynamic Capital Appreciation. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

John R. Porter (37)

Year of Election or Appointment: 2004

Vice President of Advisor Dynamic Capital Appreciation. Mr. Porter is also Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Porter managed a variety of Fidelity funds. Mr. Porter also serves as Vice President of FMR (2004) and FMR Co., Inc. (2004).

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor Dynamic Capital Appreciation. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Dynamic Capital Appreciation. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Dynamic Capital Appreciation. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Dynamic Capital Appreciation.
Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Dynamic Capital Appreciation.
Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Dynamic Capital Appreciation. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Dynamic Capital Appreciation.
Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Dynamic Capital Appreciation.
Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Dynamic Capital Appreciation.
Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments,
Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Dynamic Capital Appreciation.
Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000)
and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 17, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	16,294,841,572.46	67.846
Against	4,036,653,996.81	16.807
Abstain	993,877,882.58	4.139
Broker Non-Votes	2,691,734,610.28	11.208
TOTAL	24,017,108,062.13	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	22,840,552,929.63	95.101
Withheld	1,176,555,132.50	4.899
TOTAL	24,017,108,062.13	100.000
Ralph F. Cox
Affirmative	22,814,730,343.25	94.994
Withheld	1,202,377,718.88	5.006
TOTAL	24,017,108,062.13	100.000
Laura B. Cronin
Affirmative	22,827,669,460.37	95.048
Withheld	1,189,438,601.76	4.952
TOTAL	24,017,108,062.13	100.000
Robert M. Gates
Affirmative	22,832,759,061.32	95.069
Withheld	1,184,349,000.81	4.931
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
George H. Heilmeier
Affirmative	22,837,906,059.00	95.090
Withheld	1,179,202,003.13	4.910
TOTAL	24,017,108,062.13	100.000
Abigail P. Johnson
Affirmative	22,819,456,149.99	95.013
Withheld	1,197,651,912.14	4.987
TOTAL	24,017,108,062.13	100.000
Edward C. Johnson 3d
Affirmative	22,810,259,696.01	94.975
Withheld	1,206,848,366.12	5.025
TOTAL	24,017,108,062.13	100.000
Donald J. Kirk
Affirmative	22,822,861,358.25	95.028
Withheld	1,194,246,703.88	4.972
TOTAL	24,017,108,062.13	100.000
Marie L. Knowles
Affirmative	22,840,012,715.43	95.099
Withheld	1,177,095,346.70	4.901
TOTAL	24,017,108,062.13	100.000
Ned C. Lautenbach
Affirmative	22,844,948,054.36	95.119
Withheld	1,172,160,007.77	4.881
TOTAL	24,017,108,062.13	100.000
Marvin L. Mann
Affirmativve	22,823,351,253.51	95.030
Withheld	1,193,756,808.62	4.970
TOTAL	24,017,108,062.13	100.000
William O. McCoy
Affirmative	22,824,777,791.95	95.035
Withheld	1,192,330,270.18	4.965
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	22,847,253,473.29	95.129
Withheld	1,169,854,588.84	4.871
TOTAL	24,017,108,062.13	100.000
William S. Stavropoulos
Affirmative	22,836,942,275.18	95.086
Withheld	1,180,165,786.95	4.914
TOTAL	24,017,108,062.13	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

ARGI-UANN-0105
1.786678.101

Fidelity® Advisor

Dynamic Capital Appreciation

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended November 30, 2004	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	-3.51%	-1.01%	4.21%
Class T (incl. 3.50% sales charge)	-1.41%	-0.76%	4.38%
Class B (incl. contingent deferred sales charge) B	-3.35%	-0.98%	4.35%
Class C (incl. contingent deferred sales charge) C	0.64%	-0.51%	4.54%

A From December 28, 1998.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 1%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Dynamic Capital Appreciation Fund - Class T on December 28, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from John Porter, Portfolio Manager of Fidelity® Advisor Dynamic Capital Appreciation Fund

Despite surging oil prices, a struggling job market and four interest rate hikes in a five-month span, U.S. equity markets posted solid results for the 12-month period ending November 30, 2004, and were closing in on a second consecutive year in the black. There was great disparity in the market during the past year, For instance, value stocks trounced their growth counterparts during the period. To illustrate, the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, small- and mid-cap stocks vastly outperformed larger-cap stocks. Energy was the best-performing sector of the market, propelled by a spike in oil prices. Conversely, technology stocks dipped lower in response to a slowdown in corporate capital spending. For the 12-month period overall, the Standard & Poor's 500SM Index returned 12.86% - slightly above its historical average. Elsewhere, the Dow Jones Industrial AverageSM rose 8.87% and the tech-heavy NASDAQ Composite® Index advanced 7.50%.

For the 12 months ending November 30, 2004, the fund's Class A, Class T, Class B and Class C shares gained 2.38%, 2.17%, 1.65% and 1.64%, respectively, trailing the S&P 500® and the LipperSM Capital Appreciation Funds Average, which returned 8.52%. When the period began, the fund was positioned fairly aggressively, with an emphasis on fast-growing but volatile companies, such as those in the technology sector. Unfortunately, corporate spending on technology did not materialize nearly to the extent I expected. Two of the largest holdings in the fund during the period, Internet access provider United Online and DVD rental company Netflix were big detractors, falling sharply as a result of new competitive threats. On the positive side, the fund's substantial overweighting in the energy sector significantly helped performance, as the group benefited from rising oil prices. The fund's top individual contributor relative to the index during the period was UnitedHealth Group, an operator of health care plans and services. UnitedHealth successfully executed on its business plan during the past year. Lyondell Chemical also helped performance as cyclical demand for ethylene byproducts increased.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Class A
Actual	$ 1,000.00	$ 1,016.00	$ 7.16**
HypotheticalA	$ 1,000.00	$ 1,017.81	$ 7.19**
Class T
Actual	$ 1,000.00	$ 1,015.40	$ 8.16**
HypotheticalA	$ 1,000.00	$ 1,016.80	$ 8.20**
Class B
Actual	$ 1,000.00	$ 1,012.50	$ 11.12**
HypotheticalA	$ 1,000.00	$ 1,013.81	$ 11.19**
Class C
Actual	$ 1,000.00	$ 1,012.50	$ 10.57**
HypotheticalA	$ 1,000.00	$ 1,014.37	$ 10.63**
Institutional Class
Actual	$ 1,000.00	$ 1,018.10	$ 5.20**
HypotheticalA	$ 1,000.00	$ 1,019.79	$ 5.21**

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.42%**
Class T	1.62%**
Class B	2.21%**
Class C	2.10%**
Institutional Class	1.03%**

Annual Report

** If fees effective January 1, 2005 and changes to voluntary expense limitations effective February 1, 2005 had been in effect during the period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Class A	1.25%
Actual		$ 6.30
HypotheticalA		$ 6.33
Class T	1.50%
Actual		$ 7.56
HypotheticalA		$ 7.59
Class B	2.00%
Actual		$ 10.06
HypotheticalA		$ 10.13
Class C	2.00%
Actual		$ 10.06
HypotheticalA		$ 10.13
Institutional Class	1.00%
Actual		$ 5.05
HypotheticalA		$ 5.06

A 5% return per year before expenses

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
UnitedHealth Group, Inc.	6.7	4.5
NTL, Inc.	4.0	4.5
United Online, Inc.	3.4	6.1
Intel Corp.	3.1	1.8
Google, Inc. Class A	2.7	0.0
Affiliated Computer Services, Inc. Class A	2.4	2.3
Halliburton Co.	2.3	0.0
Pride International, Inc.	2.2	2.7
Dell, Inc.	2.2	0.0
Lyondell Chemical Co.	2.1	1.5
	31.1
Top Five Market Sectors as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	35.9	34.6
Energy	17.5	13.7
Consumer Discretionary	16.5	30.4
Health Care	11.2	6.2
Industrials	6.3	7.5
Asset Allocation (% of fund's net assets)
As of November 30, 2004*		As of May 31, 2004**
	Stocks 100.2%		Stocks 99.7%
	Short-Term Investments and Net Other Assets*** (0.2)%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	13.7%	** Foreign investments	9.8%

*** Short-term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Common Stocks - 100.2%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 16.5%
Hotels, Restaurants & Leisure - 0.8%
Harrah's Entertainment, Inc.	15,400	$ 945,560
Royal Caribbean Cruises Ltd.	11,600	576,520
Six Flags, Inc. (a)	57,900	281,394
WMS Industries, Inc. (a)	15,400	457,996
		2,261,470
Household Durables - 1.7%
Harman International Industries, Inc.	38,500	4,729,725
Internet & Catalog Retail - 3.1%
Blue Nile, Inc. (d)	64,100	1,652,498
GSI Commerce, Inc. (a)	25,000	378,250
IAC/InterActiveCorp (a)	167,400	4,133,106
Netflix, Inc. (a)(d)	176,800	2,011,984
Overstock.com, Inc. (a)	7,700	548,702
		8,724,540
Media - 8.7%
Clear Channel Communications, Inc.	8,200	276,176
EchoStar Communications Corp. Class A	64,400	2,111,676
Fox Entertainment Group, Inc. Class A (a)	25,900	761,460
News Corp. Class B	197,600	3,574,584
NTL, Inc. (a)	164,044	11,414,182
Spanish Broadcasting System, Inc. Class A (a)	65,500	700,195
TiVo, Inc. (a)	57,700	271,767
Univision Communications, Inc. Class A (a)	84,500	2,543,450
Walt Disney Co.	108,000	2,903,040
XM Satellite Radio Holdings, Inc. Class A (a)	7,700	284,207
		24,840,737
Multiline Retail - 0.4%
Kmart Holding Corp. (a)(d)	6,200	637,546
Sears, Roebuck & Co.	10,800	561,924
		1,199,470
Specialty Retail - 1.8%
Chico's FAS, Inc. (a)	136,000	5,249,600
TOTAL CONSUMER DISCRETIONARY		47,005,542
CONSUMER STAPLES - 0.9%
Food Products - 0.0%
Bunge Ltd.	2,900	152,888
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - continued
Personal Products - 0.9%
Avon Products, Inc.	65,600	$ 2,462,624
TOTAL CONSUMER STAPLES		2,615,512
ENERGY - 17.5%
Energy Equipment & Services - 14.2%
BJ Services Co.	41,800	2,118,006
China Oilfield Services Ltd. (H Shares)	1,544,000	481,538
ENSCO International, Inc.	108,000	3,381,480
Grant Prideco, Inc. (a)	198,300	4,273,365
Grey Wolf, Inc. (a)	151,900	835,450
Halliburton Co.	157,500	6,512,625
National-Oilwell, Inc. (a)	66,900	2,421,780
Noble Corp. (a)	21,000	1,017,450
Pride International, Inc. (a)	317,700	6,214,212
Rowan Companies, Inc. (a)	161,509	4,183,083
Smith International, Inc. (a)	8,600	520,902
Transocean, Inc. (a)	11,600	467,132
Varco International, Inc. (a)	101,900	3,030,506
Weatherford International Ltd. (a)	93,601	4,996,421
		40,453,950
Oil & Gas - 3.3%
Arlington Tankers Ltd.	800	18,376
Frontline Ltd. (e)	23,000	1,391,541
OMI Corp.	77,400	1,654,038
Ship Finance International Ltd.	3,066	76,803
Teekay Shipping Corp.	65,700	3,499,182
Top Tankers, Inc.	102,000	2,300,100
Valero Energy Corp.	7,700	360,283
		9,300,323
TOTAL ENERGY		49,754,273
FINANCIALS - 5.1%
Capital Markets - 4.5%
Ameritrade Holding Corp. (a)	266,400	3,710,952
Calamos Asset Management, Inc. Class A	38,600	915,592
Goldman Sachs Group, Inc.	14,500	1,519,020
Janus Capital Group, Inc.	60,200	996,310
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Capital Markets - continued
Merrill Lynch & Co., Inc.	48,400	$ 2,696,364
Morgan Stanley	59,000	2,994,250
		12,832,488
Insurance - 0.6%
American International Group, Inc.	28,720	1,819,412
Scottish Re Group Ltd.	300	6,900
		1,826,312
TOTAL FINANCIALS		14,658,800
HEALTH CARE - 11.2%
Biotechnology - 3.1%
Axonyx, Inc. (a)	175,000	1,288,000
Celgene Corp. (a)	35,500	973,410
Genentech, Inc. (a)	75,000	3,618,750
ImClone Systems, Inc. (a)	49,900	2,106,778
Millennium Pharmaceuticals, Inc. (a)	38,500	485,870
OSI Pharmaceuticals, Inc. (a)	5,200	247,416
Rigel Pharmaceuticals, Inc. (a)	4,700	117,594
		8,837,818
Health Care Equipment & Supplies - 0.2%
Aspect Medical Systems, Inc. (a)	2,800	68,320
Cholestech Corp. (a)	500	4,000
Cytyc Corp. (a)	14,800	397,232
Kyphon, Inc. (a)	7,700	185,262
		654,814
Health Care Providers & Services - 7.1%
UnitedHealth Group, Inc.	229,400	19,005,790
WebMD Corp. (a)	153,900	1,115,775
		20,121,565
Pharmaceuticals - 0.8%
Atherogenics, Inc. (a)	8,800	208,648
Elan Corp. PLC sponsored ADR (a)	23,000	607,200
Wyeth	35,200	1,403,424
		2,219,272
TOTAL HEALTH CARE		31,833,469
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - 6.3%
Aerospace & Defense - 1.4%
Lockheed Martin Corp.	65,600	$ 3,991,104
Airlines - 1.2%
AirTran Holdings, Inc. (a)	163,200	1,929,024
Delta Air Lines, Inc. (a)	153,400	1,069,198
Southwest Airlines Co.	30,700	482,911
		3,481,133
Commercial Services & Supplies - 3.1%
51Job, Inc. ADR	1,100	39,160
Career Education Corp. (a)	142,600	5,547,140
Monster Worldwide, Inc. (a)	104,900	2,957,131
Robert Half International, Inc.	11,800	318,954
		8,862,385
Electrical Equipment - 0.0%
ABB Ltd. sponsored ADR	15,300	94,554
Road & Rail - 0.6%
Guangshen Railway Co. Ltd. sponsored ADR	38,600	683,220
Norfolk Southern Corp.	19,300	662,569
Swift Transportation Co., Inc. (a)	15,400	300,146
		1,645,935
TOTAL INDUSTRIALS		18,075,111
INFORMATION TECHNOLOGY - 35.9%
Communications Equipment - 4.7%
Adtran, Inc.	26,900	602,829
Alcatel SA sponsored ADR (a)	104,100	1,617,714
Alvarion Ltd. (a)	38,400	563,328
Cisco Systems, Inc. (a)	55,600	1,040,276
Harmonic, Inc. (a)	25,000	194,250
JDS Uniphase Corp. (a)	96,100	304,637
Juniper Networks, Inc. (a)	30,800	847,924
Lucent Technologies, Inc. (a)	76,800	301,824
Motorola, Inc.	23,200	446,832
QUALCOMM, Inc.	19,300	803,266
Research In Motion Ltd. (a)	58,500	5,170,020
Sycamore Networks, Inc. (a)	115,400	432,750
Telefonaktiebolaget LM Ericsson ADR (a)	28,300	940,975
		13,266,625
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 4.7%
Acer, Inc.	490,000	$ 748,463
Apple Computer, Inc. (a)	27,000	1,810,350
Dell, Inc. (a)	153,300	6,211,716
Hewlett-Packard Co.	35,300	706,000
Hutchinson Technology, Inc. (a)	11,600	380,132
Maxtor Corp. (a)	28,600	109,252
palmOne, Inc. (a)	400	14,016
Quanta Computer, Inc.	463,000	754,657
Seagate Technology	134,500	2,014,810
Western Digital Corp. (a)	77,100	753,267
		13,502,663
Electronic Equipment & Instruments - 0.7%
Flextronics International Ltd. (a)	110,000	1,578,500
National Instruments Corp.	19,300	551,980
		2,130,480
Internet Software & Services - 10.5%
Ask Jeeves, Inc. (a)	19,300	498,712
FindWhat.com (a)	19,300	372,104
Google, Inc. Class A (d)	41,545	7,602,735
j2 Global Communications, Inc. (a)(d)	85,400	2,976,190
NetRatings, Inc. (a)	148,958	2,979,160
United Online, Inc. (a)	908,150	9,689,961
Yahoo! Japan Corp. (a)	817	3,763,623
Yahoo!, Inc. (a)	53,700	2,020,194
		29,902,679
IT Services - 2.8%
Affiliated Computer Services, Inc. Class A (a)	114,100	6,752,438
Cognizant Technology Solutions Corp. Class A (a)	30,700	1,170,591
		7,923,029
Semiconductors & Semiconductor Equipment - 10.9%
Altera Corp. (a)	23,000	521,640
Analog Devices, Inc.	62,900	2,324,155
Applied Materials, Inc. (a)	92,200	1,534,208
Applied Micro Circuits Corp. (a)	107,500	395,600
ASML Holding NV (NY Shares) (a)	70,300	1,072,075
Cree, Inc. (a)	15,200	543,856
Integrated Circuit Systems, Inc. (a)	77,200	1,825,008
Intel Corp.	401,100	8,964,585
KLA-Tencor Corp. (a)	41,100	1,851,966
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Lam Research Corp. (a)	47,700	$ 1,240,677
Linear Technology Corp.	19,200	732,672
Micron Technology, Inc. (a)	69,500	770,060
National Semiconductor Corp. (a)	88,800	1,372,848
PMC-Sierra, Inc. (a)	94,600	1,044,384
Portalplayer, Inc.	31,200	910,728
Sigmatel, Inc. (a)	100	3,578
Skyworks Solutions, Inc. (a)	38,400	381,312
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	30,700	244,679
Teradyne, Inc. (a)(d)	283,300	4,833,098
Texas Instruments, Inc.	23,000	556,140
		31,123,269
Software - 1.6%
Microsoft Corp.	16,300	437,003
Oracle Corp. (a)	38,600	488,676
RSA Security, Inc. (a)	15,400	325,710
Siebel Systems, Inc. (a)	99,800	1,005,984
Take-Two Interactive Software, Inc. (a)	53,800	1,880,310
VERITAS Software Corp. (a)	15,300	335,070
		4,472,753
TOTAL INFORMATION TECHNOLOGY		102,321,498
MATERIALS - 4.7%
Chemicals - 2.5%
Lyondell Chemical Co.	210,600	5,909,436
NOVA Chemicals Corp.	26,900	1,247,523
		7,156,959
Construction Materials - 0.1%
Florida Rock Industries, Inc.	7,700	433,510
Metals & Mining - 2.1%
Apex Silver Mines Ltd. (a)(d)	141,600	2,754,120
Newmont Mining Corp.	30,600	1,448,910
Pan American Silver Corp. (a)	93,200	1,687,258
		5,890,288
TOTAL MATERIALS		13,480,757
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 0.1%
Qwest Communications International, Inc. (a)	38,400	$ 153,600
Wireless Telecommunication Services - 2.0%
American Tower Corp. Class A (a)	61,500	1,114,995
Hutchison Telecommunications International Ltd. ADR	121,600	1,475,008
Nextel Communications, Inc. Class A (a)	23,600	671,656
Telesystem International Wireless, Inc. (a)	77,400	899,340
Western Wireless Corp. Class A (a)	57,600	1,555,200
		5,716,199
TOTAL TELECOMMUNICATION SERVICES		5,869,799
TOTAL COMMON STOCKS (Cost $265,497,672)		285,614,761
Convertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (a)(f)	2,200	0
Procket Networks, Inc. Series C (a)(f)	202,511	2
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,033,003)		2
Money Market Funds - 5.0%

Fidelity Cash Central Fund, 1.98% (b)(c) (Cost $14,279,759)	14,279,759	14,279,759
TOTAL INVESTMENT PORTFOLIO - 105.2% (Cost $281,810,434)		299,894,522
NET OTHER ASSETS - (5.2)%		(14,914,817)
NET ASSETS - 100%		$ 284,979,705
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,391,541 or 0.5% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies, Inc. Series E	9/19/00	$ 37,928
Procket Networks, Inc. Series C	2/9/01	$ 1,999,999
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	86.3%
Canada	3.1%
Marshall Islands	2.7%
Cayman Islands	2.5%
Japan	1.3%
Others (individually less than 1%)	4.1%
100.0%
Income Tax Information
At November 30, 2004, the fund had a capital loss carryforward of approximately $171,940,000 of which $137,603,000 and $34,337,000 will expire on November 30, 2009 and 2010, respectively.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

November 30, 2004

Assets
Investment in securities, at value (including securities loaned of $16,973,948) (cost $281,810,434) - See accompanying schedule		$ 299,894,522
Cash		1,480,377
Foreign currency held at value (cost $ 87,985)		89,850
Receivable for investments sold		3,880,938
Receivable for fund shares sold		126,771
Dividends receivable		291,477
Interest receivable		26,190
Prepaid expenses		1,360
Other affiliated receivables		71,483
Other receivables		116,915
Total assets		305,979,883

Liabilities
Payable for investments purchased	$ 2,057,816
Payable for fund shares redeemed	998,574
Accrued management fee	135,247
Distribution fees payable	154,364
Other affiliated payables	110,838
Other payables and accrued expenses	44,913
Collateral on securities loaned, at value	17,498,426
Total liabilities		21,000,178

Net Assets		$ 284,979,705
Net Assets consist of:
Paid in capital		$ 441,094,331
Accumulated net investment loss		(126,236)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(174,090,791)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		18,102,401
Net Assets		$ 284,979,705

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2004

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($29,251,232 ÷ 2,194,506 shares)	$ 13.33

Maximum offering price per share (100/94.25 of $13.33)	$ 14.14
Class T: Net Asset Value and redemption price per share ($146,832,565 ÷ 11,133,388 shares)	$ 13.19

Maximum offering price per share (100/96.50 of $13.19)	$ 13.67
Class B: Net Asset Value and offering price per share ($63,969,927 ÷ 4,933,583 shares) A	$ 12.97

Class C: Net Asset Value and offering price per share ($42,171,212 ÷ 3,245,584 shares) A	$ 12.99

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,754,769 ÷ 204,318 shares)	$ 13.48

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Year ended November 30, 2004

Investment Income
Dividends(a)		$ 731,611
Interest		6,681
Security lending		259,736
Total income		998,028

Expenses
Management fee	$ 1,901,963
Transfer agent fees	1,393,508
Distribution fees	2,158,190
Accounting and security lending fees	155,019
Non-interested trustees' compensation	1,766
Custodian fees and expenses	41,457
Registration fees	71,580
Audit	37,415
Legal	4,990
Miscellaneous	60,088
Total expenses before reductions	5,825,976
Expense reductions	(259,581)	5,566,395
Net investment income (loss)		(4,568,367)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	13,260,923
Foreign currency transactions	27,027
Total net realized gain (loss)		13,287,950
Change in net unrealized appreciation (depreciation) on: Investment securities	(6,568,024)
Assets and liabilities in foreign currencies	5,578
Total change in net unrealized appreciation (depreciation)		(6,562,446)
Net gain (loss)		6,725,504
Net increase (decrease) in net assets resulting from operations		$ 2,157,137

(a) As a result of the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, dividend income has been reduced by $183,445, with a corresponding increase to net unrealized appreciation (depreciation).

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2004	Year ended November 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (4,568,367)	$ (2,476,674)
Net realized gain (loss)	13,287,950	67,966,183
Change in net unrealized appreciation (depreciation)	(6,562,446)	(7,957,472)
Net increase (decrease) in net assets resulting from operations	2,157,137	57,532,037
Distributions to shareholders from net investment income	-	(1,336,863)
Share transactions - net increase (decrease)	(85,497,347)	(4,149,739)
Total increase (decrease) in net assets	(83,340,210)	52,045,435

Net Assets
Beginning of period	368,319,915	316,274,480
End of period (including accumulated net investment loss of $126,236 and accumulated net investment loss of $96,993, respectively)	$ 284,979,705	$ 368,319,915

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class A

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.02	$ 11.15	$ 12.22	$ 16.21	$ 13.44
Income from Investment Operations
Net investment income (loss)C	(.13)F	(.04)	.10	.08	-E
Net realized and unrealized gain (loss)	.44	1.99	(1.06)	(4.07)	2.77
Total from investment operations	.31	1.95	(.96)	(3.99)	2.77
Distributions from net investment income	-	(.08)	(.11)	-	-
Net asset value, end of period	$ 13.33	$ 13.02	$ 11.15	$ 12.22	$ 16.21
Total ReturnA,B	2.38%	17.64%	(7.93)%	(24.61)%	20.61%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.38%	1.37%	1.47%	1.32%	1.28%
Expenses net of voluntary waivers, if any	1.38%	1.37%	1.47%	1.32%	1.28%
Expenses net of all reductions	1.30%	1.18%	1.28%	1.26%	1.24%
Net investment income (loss)	(1.00)%F	(.33)%	.86%	.56%	-%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,251	$ 33,954	$ 21,734	$ 24,371	$ 30,340
Portfolio turnover rate	201%	300%	285%	313%	411%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

F As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 12.91	$ 11.07	$ 12.13	$ 16.13	$ 13.40
Income from Investment Operations
Net investment income (loss)C	(.16)E	(.07)	.08	.05	(.02)
Net realized and unrealized gain (loss)	.44	1.98	(1.06)	(4.05)	2.75
Total from investment operations	.28	1.91	(.98)	(4.00)	2.73
Distributions from net investment income	-	(.07)	(.08)	-	-
Net asset value, end of period	$ 13.19	$ 12.91	$ 11.07	$ 12.13	$ 16.13
Total ReturnA,B	2.17%	17.39%	(8.13)%	(24.80)%	20.37%
Ratios to Average Net AssetsD
Expenses before expense reductions	1.59%	1.62%	1.66%	1.49%	1.46%
Expenses net of voluntary waivers, if any	1.59%	1.62%	1.66%	1.49%	1.46%
Expenses net of all reductions	1.52%	1.43%	1.46%	1.43%	1.42%
Net investment income (loss)	(1.21)%E	(.58)%	.68%	.39%	(.18)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 146,833	$ 200,870	$ 172,694	$ 197,288	$ 249,999
Portfolio turnover rate	201%	300%	285%	313%	411%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class B

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 12.76	$ 10.93	$ 11.96	$ 16.00	$ 13.35
Income from Investment Operations
Net investment income (loss)C	(.23)E	(.13)	.02	(.02)	(.09)
Net realized and unrealized gain (loss)	.44	1.96	(1.05)	(4.02)	2.74
Total from investment operations	.21	1.83	(1.03)	(4.04)	2.65
Net asset value, end of period	$ 12.97	$ 12.76	$ 10.93	$ 11.96	$ 16.00
Total ReturnA,B	1.65%	16.74%	(8.61)%	(25.25)%	19.85%
Ratios to Average Net AssetsD
Expenses before expense reductions	2.18%	2.15%	2.16%	2.05%	2.02%
Expenses net of voluntary waivers, if any	2.18%	2.15%	2.16%	2.05%	2.02%
Expenses net of all reductions	2.10%	1.97%	1.97%	1.99%	1.98%
Net investment income (loss)	(1.80)%E	(1.11)%	.17%	(.18)%	(.74)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 63,970	$ 76,327	$ 70,748	$ 90,157	$ 120,934
Portfolio turnover rate	201%	300%	285%	313%	411%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class C

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 12.78	$ 10.94	$ 11.97	$ 16.00	$ 13.35
Income from Investment Operations
Net investment income (loss)C	(.21)E	(.12)	.03	(.01)	(.08)
Net realized and unrealized gain (loss)	.42	1.97	(1.05)	(4.02)	2.73
Total from investment operations	.21	1.85	(1.02)	(4.03)	2.65
Distributions from net investment income	-	(.01)	(.01)	-	-
Net asset value, end of period	$ 12.99	$ 12.78	$ 10.94	$ 11.97	$ 16.00
Total ReturnA,B	1.64%	16.93%	(8.53)%	(25.19)%	19.85%
Ratios to Average Net AssetsD
Expenses before expense reductions	2.08%	2.04%	2.06%	1.96%	1.95%
Expenses net of voluntary waivers, if any	2.08%	2.04%	2.06%	1.96%	1.95%
Expenses net of all reductions	2.00%	1.86%	1.87%	1.90%	1.91%
Net investment income (loss)	(1.70)%E	(1.00)%	.27%	(.09)%	(.67)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,171	$ 54,362	$ 48,337	$ 60,035	$ 76,639
Portfolio turnover rate	201%	300%	285%	313%	411%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Institutional Class

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 13.12	$ 11.24	$ 12.33	$ 16.30	$ 13.47
Income from Investment Operations
Net investment income (loss)B	(.08)D	.01	.17	.13	.04
Net realized and unrealized gain (loss)	.44	2.00	(1.07)	(4.10)	2.79
Total from investment operations	.36	2.01	(.90)	(3.97)	2.83
Distributions from net investment income	-	(.13)	(.19)	-	-
Net asset value, end of period	$ 13.48	$ 13.12	$ 11.24	$ 12.33	$ 16.30
Total ReturnA	2.74%	18.14%	(7.42)%	(24.36)%	21.01%
Ratios to Average Net AssetsC
Expenses before expense reductions	1.02%	.99%	.92%	.95%	.96%
Expenses net of voluntary waivers, if any	1.02%	.99%	.92%	.95%	.96%
Expenses net of all reductions	.94%	.80%	.73%	.89%	.92%
Net investment income (loss)	(.64)%D	.05%	1.42%	.93%	.32%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,755	$ 2,807	$ 2,762	$ 4,603	$ 2,619
Portfolio turnover rate	201%	300%	285%	313%	411%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended November 30, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended November 30, 2004 have been reduced by $.01 per share and .06%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2004

1. Significant Accounting Policies.

Fidelity Advisor Dynamic Capital Appreciation Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 41,051,123
Unrealized depreciation	(25,225,910)
Net unrealized appreciation (depreciation)	15,825,213
Capital loss carryforward	(171,939,832)

Cost for federal income tax purposes	$ 284,069,309

The tax character of distributions paid was as follows:

	November 30, 2004	November 30, 2003
Ordinary Income	$ -	$ 1,336,863

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $664,556,069 and $752,451,047, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 78,760	$ 268
Class T	.25%	.25%	884,184	3,508
Class B	.75%	.25%	703,774	527,978
Class C	.75%	.25%	491,472	36,167
			$ 2,158,190	$ 567,921

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for
Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 18,729
Class T	23,028
Class B*	178,241
Class C*	3,485
$ 223,483

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC were as follows:

	Amount	% of Average Net Assets
Class A	$ 137,592.44
Class T	714,586.40
Class B	342,971.49
Class C	189,471.39
Institutional Class	8,888.33
	$ 1,393,508

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $304,434 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $99,383 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $258,042 for the period. In addition, through arrangements with the fund's custodian , credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $1,539.

Annual Report

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2004	2003
From net investment income
Class A	$ -	$ 156,256
Class T	-	1,103,118
Class C	-	44,147
Institutional Class	-	33,342
Total	$ -	$ 1,336,863

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2004	2003	2004	2003
Class A
Shares sold	708,128	2,290,489	$ 9,192,076	$ 25,281,929
Reinvestment of distributions	-	14,040	-	150,230
Shares redeemed	(1,121,826)	(1,645,893)	(14,252,619)	(19,280,454)
Net increase (decrease)	(413,698)	658,636	$ (5,060,543)	$ 6,151,705
Class T
Shares sold	2,423,764	6,084,233	$ 31,410,154	$ 68,162,799
Reinvestment of distributions	-	101,514	-	1,079,094
Shares redeemed	(6,853,843)	(6,222,293)	(86,508,234)	(71,973,276)
Net increase (decrease)	(4,430,079)	(36,546)	$ (55,098,080)	$ (2,731,383)
Class B
Shares sold	453,676	759,533	$ 5,817,741	$ 8,558,740
Shares redeemed	(1,500,791)	(1,249,740)	(18,639,265)	(14,005,714)
Net increase (decrease)	(1,047,115)	(490,207)	$ (12,821,524)	$ (5,446,974)
Class C
Shares sold	403,294	755,122	$ 5,152,846	$ 8,643,380
Reinvestment of distributions	-	3,854	-	40,736
Shares redeemed	(1,412,689)	(921,005)	(17,531,013)	(10,358,799)
Net increase (decrease)	(1,009,395)	(162,029)	$ (12,378,167)	$ (1,674,683)
Institutional Class
Shares sold	62,058	105,365	$ 801,053	$ 1,221,750
Reinvestment of distributions	-	1,917	-	20,586
Shares redeemed	(71,726)	(138,999)	(940,086)	(1,690,740)
Net increase (decrease)	(9,668)	(31,717)	$ (139,033)	$ (448,404)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Dynamic Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Dynamic Capital Appreciation Fund (a fund of Fidelity Advisor Series I) at November 30, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Dynamic Capital Appreciation Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 11, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Trustee of Fidelity Advisor Series I. Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Advisor Dynamic Capital Appreciation.
Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000).
Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts
and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously,
Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously,
Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series I. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

John B. McDowell (46)

Year of Election or Appointment: 2002

Vice President of Advisor Dynamic Capital Appreciation. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

John R. Porter (37)

Year of Election or Appointment: 2004

Vice President of Advisor Dynamic Capital Appreciation. Mr. Porter is also Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Porter managed a variety of Fidelity funds. Mr. Porter also serves as Vice President of FMR (2004) and FMR Co., Inc. (2004).

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Advisor Dynamic Capital Appreciation. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Dynamic Capital Appreciation. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Advisor Dynamic Capital Appreciation. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Advisor Dynamic Capital Appreciation.
Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Dynamic Capital Appreciation.
Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Advisor Dynamic Capital Appreciation. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Dynamic Capital Appreciation.
Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1998 Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Dynamic Capital Appreciation.
Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Dynamic Capital Appreciation.
Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Dynamic Capital Appreciation. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments,
Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Advisor Dynamic Capital Appreciation.
Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000)
and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 17, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	16,294,841,572.46	67.846
Against	4,036,653,996.81	16.807
Abstain	993,877,882.58	4.139
Broker Non-Votes	2,691,734,610.28	11.208
TOTAL	24,017,108,062.13	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	22,840,552,929.63	95.101
Withheld	1,176,555,132.50	4.899
TOTAL	24,017,108,062.13	100.000
Ralph F. Cox
Affirmative	22,814,730,343.25	94.994
Withheld	1,202,377,718.88	5.006
TOTAL	24,017,108,062.13	100.000
Laura B. Cronin
Affirmative	22,827,669,460.37	95.048
Withheld	1,189,438,601.76	4.952
TOTAL	24,017,108,062.13	100.000
Robert M. Gates
Affirmative	22,832,759,061.32	95.069
Withheld	1,184,349,000.81	4.931
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
George H. Heilmeier
Affirmative	22,837,906,059.00	95.090
Withheld	1,179,202,003.13	4.910
TOTAL	24,017,108,062.13	100.000
Abigail P. Johnson
Affirmative	22,819,456,149.99	95.013
Withheld	1,197,651,912.14	4.987
TOTAL	24,017,108,062.13	100.000
Edward C. Johnson 3d
Affirmative	22,810,259,696.01	94.975
Withheld	1,206,848,366.12	5.025
TOTAL	24,017,108,062.13	100.000
Donald J. Kirk
Affirmative	22,822,861,358.25	95.028
Withheld	1,194,246,703.88	4.972
TOTAL	24,017,108,062.13	100.000
Marie L. Knowles
Affirmative	22,840,012,715.43	95.099
Withheld	1,177,095,346.70	4.901
TOTAL	24,017,108,062.13	100.000
Ned C. Lautenbach
Affirmative	22,844,948,054.36	95.119
Withheld	1,172,160,007.77	4.881
TOTAL	24,017,108,062.13	100.000
Marvin L. Mann
Affirmativve	22,823,351,253.51	95.030
Withheld	1,193,756,808.62	4.970
TOTAL	24,017,108,062.13	100.000
William O. McCoy
Affirmative	22,824,777,791.95	95.035
Withheld	1,192,330,270.18	4.965
TOTAL	24,017,108,062.13	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	22,847,253,473.29	95.129
Withheld	1,169,854,588.84	4.871
TOTAL	24,017,108,062.13	100.000
William S. Stavropoulos
Affirmative	22,836,942,275.18	95.086
Withheld	1,180,165,786.95	4.914
TOTAL	24,017,108,062.13	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

Annual Report

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

ARG-UANN-0105
1.786677.101

Item 2. Code of Ethics

As of the end of the period, November 30, 2004, Fidelity Advisor Series I (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Advisor Asset Allocation Fund, Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Dynamic Capital Appreciation Fund, Fidelity Advisor Fifty Fund, Fidelity Advisor Leveraged Company Stock Fund, and Fidelity Advisor Small Cap Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2004A	2003A
Fidelity Advisor Asset Allocation Fund	$33,000	$27,000
Fidelity Advisor Dividend Growth Fund	$44,000	$35,000
Fidelity Advisor Dynamic Capital Appreciation Fund	$33,000	$27,000
Fidelity Advisor Fifty Fund	$32,000	$26,000
Fidelity Advisor Leveraged Company Stock Fund	$40,000	$45,000
Fidelity Advisor Small Cap Fund	$39,000	$44,000
All funds in the Fidelity Group of Funds audited by PwC	$10,600,000	$10,500,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Advisor Balanced Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Income Fund, Fidelity Advisor Equity Value Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Strategic Growth Fund and Fidelity Advisor Value Strategies Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2004A	2003A
Fidelity Advisor Balanced Fund	$51,000	$70,000
Fidelity Advisor Equity Growth Fund	$44,000	$38,000
Fidelity Advisor Equity Income Fund	$40,000	$44,000
Fidelity Advisor Equity Value Fund	$33,000	$28,000
Fidelity Advisor Growth & Income Fund	$35,000	$40,000
Fidelity Advisor Growth Opportunities Fund	$43,000	$49,000
Fidelity Advisor Large Cap Fund	$33,000	$28,000
Fidelity Advisor Mid Cap Fund	$40,000	$31,000
Fidelity Advisor Strategic Growth Fund	$31,000	$36,000
Fidelity Advisor Value Strategies Fund	$34,000	$39,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$4,400,000	$4,300,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2004A	2003 A, B
Fidelity Advisor Asset Allocation Fund	$0	$0
Fidelity Advisor Dividend Growth Fund	$0	$0
Fidelity Advisor Dynamic Capital Appreciation Fund	$0	$0
Fidelity Advisor Fifty Fund	$0	$0
Fidelity Advisor Leveraged Company Stock Fund	$0	$0
Fidelity Advisor Small Cap Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2004A	2003 A, B
Fidelity Advisor Balanced Fund	$0	$0
Fidelity Advisor Equity Growth Fund	$0	$0
Fidelity Advisor Equity Income Fund	$0	$0
Fidelity Advisor Equity Value Fund	$0	$0
Fidelity Advisor Growth & Income Fund	$0	$0
Fidelity Advisor Growth Opportunities Fund	$0	$0
Fidelity Advisor Large Cap Fund	$0	$0
Fidelity Advisor Mid Cap Fund	$0	$0
Fidelity Advisor Strategic Growth Fund	$0	$0
Fidelity Advisor Value Strategies Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2004 A	2003A, B
PwC	$0	$50,000
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2004A	2003A, B
Fidelity Advisor Asset Allocation Fund	$2,300	$2,100
Fidelity Advisor Dividend Growth Fund	$2,300	$2,100
Fidelity Advisor Dynamic Capital Appreciation Fund	$2,300	$2,100
Fidelity Advisor Fifty Fund	$2,300	$2,100
Fidelity Advisor Leveraged Company Stock Fund	$2,400	$2,200
Fidelity Advisor Small Cap Fund	$2,400	$2,200
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2004A	2003A, B
Fidelity Advisor Balanced Fund	$3,900	$3,800
Fidelity Advisor Equity Growth Fund	$3,900	$3,700
Fidelity Advisor Equity Income Fund	$3,900	$3,700
Fidelity Advisor Equity Value Fund	$3,900	$3,700
Fidelity Advisor Growth & Income Fund	$3,800	$3,700
Fidelity Advisor Growth Opportunities Fund	$3,900	$3,800
Fidelity Advisor Large Cap Fund	$3,800	$3,700
Fidelity Advisor Mid Cap Fund	$3,800	$3,700
Fidelity Advisor Strategic Growth Fund	$3,800	$3,700
Fidelity Advisor Value Strategies Fund	$3,800	$3,700
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2004A	2003A, B
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2004A	2003A, B
Fidelity Advisor Asset Allocation Fund	$1,400	$1,400
Fidelity Advisor Dividend Growth Fund	$5,200	$4,200
Fidelity Advisor Dynamic Capital Appreciation Fund	$1,500	$1,600
Fidelity Advisor Fifty Fund	$1,300	$1,300
Fidelity Advisor Leveraged Company Stock Fund	$1,300	$1,300
Fidelity Advisor Small Cap Fund	$2,900	$2,500
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2004A	2003A, B
Fidelity Advisor Balanced Fund	$0	$0
Fidelity Advisor Equity Growth Fund	$0	$0
Fidelity Advisor Equity Income Fund	$0	$0
Fidelity Advisor Equity Value Fund	$0	$0
Fidelity Advisor Growth & Income Fund	$0	$0
Fidelity Advisor Growth Opportunities Fund	$0	$0
Fidelity Advisor Large Cap Fund	$0	$0
Fidelity Advisor Mid Cap Fund	$0	$0
Fidelity Advisor Strategic Growth Fund	$0	$0
Fidelity Advisor Value Strategies Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2004A	2003A, B
PwC	$540,000	$140,000
Deloitte Entities	$850,000	$160,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2004 and November 30, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2004 and November 30, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2004 and November 30, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2004 and November 30, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2004 and November 30, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2004 and November 30, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) According to PwC for the fiscal year ended November 30, 2004, the percentage of hours spent on the audit of each fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of PwC is as follows:

Fund	2004
Fidelity Advisor Asset Allocation Fund	0%
Fidelity Advisor Dividend Growth Fund	0%
Fidelity Advisor Dynamic Capital Appreciation Fund	0%
Fidelity Advisor Fifty Fund	0%
Fidelity Advisor Leveraged Company Stock Fund	0%
Fidelity Advisor Small Cap Fund	0%

According to Deloitte Entities for the fiscal year ended November 30, 2004, the percentage of hours spent on the audit of each fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of Deloitte Entities is as follows:

Fund	2004
Fidelity Advisor Balanced Fund	0%
Fidelity Advisor Equity Growth Fund	0%
Fidelity Advisor Equity Income Fund	0%
Fidelity Advisor Equity Value Fund	0%
Fidelity Advisor Growth & Income Fund	0%
Fidelity Advisor Growth Opportunities Fund	0%
Fidelity Advisor Large Cap Fund	0%
Fidelity Advisor Mid Cap Fund	0%
Fidelity Advisor Strategic Growth Fund	0%
Fidelity Advisor Value Strategies Fund	0%

(g) For the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate fees billed by PwC of $2,750,000A and $1,850,000A,B for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2004A	2003A,B
Covered Services	$600,000	$200,000
Non-Covered Services	$2,150,000	$1,650,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

For the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate fees billed by Deloitte Entities of $1,600,000A and $1,350,000A, B for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2004A	2003A, B
Covered Services	$850,000	$150,000
Non-Covered Services	$750,000	$1,200,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	January 24, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	January 24, 2005
By:	/s/Timothy F. Hayes
Timothy F. Hayes
Chief Financial Officer

Date:	January 24, 2005